UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

LIQUIDIA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PROPOSED MERGER TRANSACTION — YOUR VOTE IS VERY IMPORTANT
To the stockholders of Liquidia Technologies, Inc.:
You are cordially invited to attend the special meeting of the stockholders of Liquidia Technologies, Inc., a Delaware corporation, which we refer to as Liquidia Technologies, which will be held at 4:30 p.m., Eastern Time, on October 21, 2020. Due to concerns regarding the novel coronavirus, or COVID-19, pandemic and to protect the health and safety of our employees and stockholders, the special meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.meetingcenter.io/287587626. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement/prospectus. In connection with the special meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described below and in the accompanying proxy statement/prospectus. Whether or not you plan to virtually attend the special meeting, we urge you to read the proxy statement/prospectus (and any documents exhibited to the proxy statement/prospectus or incorporated into the proxy statement/prospectus by reference) and consider such information carefully before voting. This is an important special meeting that affects your investment in Liquidia Technologies.
Liquidia Technologies has agreed to acquire RareGen, LLC, which we refer to as RareGen, under the terms of an Agreement and Plan of Merger, dated as of June 29, 2020, or the Merger Agreement. If this acquisition is completed, Liquidia Technologies and RareGen will become subsidiaries of a new holding company named Liquidia Corporation, which we refer to as HoldCo. We refer to the acquisition of RareGen by Liquidia Technologies, after which RareGen and Liquidia Technologies will operate as subsidiaries of HoldCo, pursuant to the Merger Agreement, as the Merger Transaction. We are proposing the Merger Transaction because we believe that the combined company will create more stockholder value than Liquidia Technologies could individually.
If the Merger Transaction is completed, (i) each share of our common stock, $0.001 par value per share, or Liquidia Technologies common stock, whether certificated or held in book-entry form, will automatically convert into one share of HoldCo common stock, $0.001 par value per share, or HoldCo common stock, (ii) each option and warrant to purchase a share of our common stock will entitle the holder to purchase one share of HoldCo common stock, and the exercise price per share will be identical to the Liquidia Technologies option or warrant, and (iii) each Liquidia Technologies restricted stock unit will entitle the holder to a HoldCo restricted stock unit, each to vest and settle into a share of HoldCo common stock.
If the Merger Transaction is completed, RareGen members will receive an aggregate of 6,166,666 shares of HoldCo common stock upon closing of the Merger Transaction, including 616,666 shares of HoldCo common stock which will be withheld from RareGen members to secure the indemnification obligations of RareGen members, which we refer to as the Holdback Shares. RareGen members will be entitled to receive, on a pro rata basis, any Holdback Shares remaining on March 31, 2022. Additionally, RareGen members shall be entitled to a pro rata portion of any RareGen cash at closing in excess of $1 million. RareGen members will also be entitled to receive a pro rata portion of up to an additional 2,708,333 shares of HoldCo common stock in the aggregate in 2022, based on the amount of 2021 net sales of the generic treprostinil product owned by Sandoz Inc., or Sandoz, which RareGen markets pursuant to a Promotion Agreement between the parties. For more information, see “Proposal 1 — The Merger Transaction: The Merger Consideration and Conversion of Securities” on page 110.
Upon closing of the Merger Transaction:
•
the holders of our common stock, options, warrants and restricted stock units (excluding, for this purpose, shares of HoldCo common stock to be received by current RareGen members, or known affiliates of RareGen members, who are holders of our common stock) will receive, in the aggregate, approximately 86.0% of the HoldCo common stock outstanding at the closing of the Merger Transaction on a fully diluted basis;

•
the holders of RareGen common units will receive, in the aggregate, approximately 14.0% of the HoldCo common stock outstanding at the closing of the Merger Transaction (with the contingent right to receive up to an additional approximately 6.3% of HoldCo common stock outstanding at the closing of the Merger Transaction based on the amount of 2021 net sales of the generic treprostinil product owned by Sandoz and marketed by RareGen) assuming, solely for this purpose, that the RareGen members receive all of the Holdback Shares.

We encourage you to read the section of this proxy statement/prospectus entitled “Proposal 1 — The Merger Transaction: The Merger Consideration and Conversion of Securities” beginning on page 110 carefully, as it explains how our and RareGen’s equity is converted into HoldCo common stock.
Our common stock is currently traded on the Nasdaq Capital Market under the trading symbol “LQDA.” RareGen common units are privately held and are not publicly traded. After the Merger Transaction, our common stock will no longer be traded on the Nasdaq Capital Market and HoldCo common stock is expected to be traded on the Nasdaq Capital Market under the trading symbol “LQDA” as the successor to Liquidia Technologies.
Our stockholders are also being asked to vote on certain other matters related to the Merger Transaction, including the approval of the Liquidia Corporation 2020 Long-Term Incentive Plan, which we refer to as the HoldCo 2020 Incentive Plan, the approval of the Liquidia Corporation 2020 Employee Stock Purchase Plan, which we refer to as the HoldCo 2020 ESPP, and the grant to our board of directors of discretionary authority to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4.
Upon the recommendation of our board of directors, our board of directors has approved and declared the advisability of the Merger Agreement, the Liquidia Merger and the Merger Transaction, and recommends that our stockholders vote “FOR” adoption of the Merger Agreement and approval of the merger of Liquidia Technologies with Gemini Merger Sub I, Inc., “FOR” approval of the HoldCo 2020 Incentive Plan, “FOR” approval of the HoldCo 2020 ESPP and “FOR” the grant of discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date. Before voting, you should carefully review all the information contained in this proxy statement/prospectus. In particular, you should carefully consider the matters discussed under the section entitled “Risk Factors” beginning on page 36, including certain risks and uncertainties resulting from the Merger Transaction.
On the pages after this letter, you will find the notice of the special meeting, which lists the matters to be considered at the special meeting, and the proxy statement/prospectus, which describes the matters listed in the notice.
Your vote at this special meeting is very important.   Whether or not you plan to virtually attend the special meeting, I hope you will vote as soon as possible. If you are a stockholder of record, you may vote over the Internet or by telephone. You will find voting instructions in the proxy statement/prospectus and on the proxy card. If your shares are held in “street name” — that is, held for your account by a broker or other nominee — you will receive instructions from the holder of record that you must follow for your shares to be voted.
On behalf of the Board of Directors, I thank you for your continued support of Liquidia.
Yours Sincerely,
/s/ Neal F. Fowler
Neal F. Fowler
Chief Executive Officer and Director
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Merger Transaction described in this proxy statement/prospectus or determined if this proxy statement/ prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This proxy statement/prospectus is dated September 16, 2020 and is first being mailed to our stockholders on or about September 18, 2020.

LIQUIDIA TECHNOLOGIES, INC.
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 21, 2020
To the stockholders of Liquidia Technologies, Inc.:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Liquidia Technologies, Inc. will be held on October 21, 2020, at 4:30 p.m., Eastern Time, virtually at www.meetingcenter.io/287587626, to consider and take action with respect to the following:
(1)   to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of June 29, 2020, among Liquidia Technologies, Inc., RareGen, LLC, which we refer to as RareGen, Liquidia Corporation, which we refer to as HoldCo, Gemini Merger Sub I, Inc., which we refer to herein as Liquidia Merger Sub, Gemini Merger Sub II, LLC, which we refer to herein as RareGen Merger Sub, and PBM RG Holdings, LLC, which we refer to herein as the Members’ Representative, pursuant to which we and RareGen will each become a subsidiary of HoldCo, and each share of Liquidia Technologies common stock will be automatically converted into one share of HoldCo common stock and to approve the merger of Liquidia Merger Sub with and into Liquidia Technologies;
(2)   to consider and vote on a proposal to approve the Liquidia Corporation 2020 Long-Term Incentive Plan, which we refer to as the HoldCo 2020 Incentive Plan, effective upon the completion of the proposed Merger Transaction;
(3)   to consider and vote on a proposal to approve the Liquidia Corporation 2020 Employee Stock Purchase Plan, which we refer to as the HoldCo 2020 ESPP, effective upon the completion of the proposed Merger Transaction;
(4)   to ratify the appointment of PricewaterhouseCoopers LLP as HoldCo’s independent registered public accounting firm for the year ending December 31, 2020; and
(5)   to consider and vote upon a proposal to grant discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4.
We may also transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.
These items of business are described in the accompanying proxy statement/prospectus, which we encourage you to read in its entirety before voting.
Only our stockholders of record at the close of business on September 14, 2020 are entitled to notice of the special meeting and to vote at the special meeting or at any adjournments or postponements thereof.
Due to concerns regarding the novel coronavirus (COVID-19) pandemic and to protect the health and safety of our employees and stockholders, the special meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.meetingcenter.io/287587626. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement/prospectus. In connection with the special meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described below and in the accompanying proxy statement/prospectus. Whether or not you plan to virtually attend the special meeting, we urge you to read the proxy statement/prospectus (and any documents exhibited to the proxy statement/prospectus or incorporated into the proxy statement/prospectus by reference) and consider such information carefully before voting. This is an important special meeting that affects your investment in Liquidia. You may revoke your proxy in the manner described in the accompanying proxy statement/prospectus at any time before it is voted at the special meeting.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.
We cannot complete the Merger Transaction unless holders of a majority of the outstanding shares of Liquidia Technologies common stock entitled to vote on the matter have voted “FOR” Proposal 1, as described above.
By Order of the Board of Directors,
/s/ Neal F. Fowler
Neal F. Fowler
Chief Executive Officer and Director
September 16, 2020
Morrisville, North Carolina

ADDITIONAL INFORMATION
This proxy statement/prospectus incorporates by reference important business and financial information about us from other documents that are not included in or delivered with this proxy statement/prospectus. For a listing of the documents incorporated by reference into this proxy statement/prospectus, see the section entitled “Where You Can Find Additional Information” beginning on page 201. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference into this document through the United States Securities and Exchange Commission, or the SEC, website at www.sec.gov or by requesting them in writing or by telephone at the appropriate address below.
You may also obtain documents incorporated by reference into this proxy statement/prospectus by requesting them in writing or by telephone at the following address and telephone number:
Liquidia Technologies, Inc.
P.O. Box 110085
Research Triangle Park, North Carolina 27709
Tel: (919) 328-4400
Attn: Corporate Secretary
To receive timely delivery of the documents in advance of the meetings, you should make your request no later than five business days prior to the date of the meeting, or no later than October 14, 2020.
ABOUT THIS PROXY STATEMENT/PROSPECTUS
This proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the SEC by HoldCo, constitutes a prospectus of Liquidia Corporation under Section 5 of the Securities Act of 1933, as amended, or the Securities Act, with respect to the shares of HoldCo common stock to be issued to our stockholders and RareGen members pursuant to the Merger Transaction. This proxy statement/prospectus also constitutes a proxy statement for Liquidia Technologies under Section 14(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. It also constitutes a notice of meeting with respect to the special meeting of our stockholders.
No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement/prospectus and neither we nor RareGen takes any responsibility for, and cannot provide any assurances as to the reliability of, any other information that others may give you. This proxy statement/prospectus is dated September 16, 2020. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this proxy statement/prospectus is accurate as of any date other than the date of the incorporated document. Neither the mailing of this proxy statement/prospectus to our stockholders nor the issuance by HoldCo of shares of its common stock pursuant to the Merger Transaction will create any implication to the contrary.
This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation. Information contained in this proxy statement/prospectus regarding our company has been provided by Liquidia Technologies.
All references in this proxy statement/prospectus to “HoldCo” refer to Liquidia Corporation, a Delaware corporation; all references in this proxy statement/prospectus to “Liquidia Technologies” refer to Liquidia Technologies, Inc., a Delaware corporation; all references in this proxy statement/prospectus to “RareGen” refer to RareGen, LLC, a Delaware limited liability company; unless otherwise indicated or as the context requires, all references in this proxy statement/prospectus to “our company,” “we,” “our” and “us” refer to Liquidia Technologies; and unless otherwise indicated or as the context requires, all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of June 29, 2020, by and among HoldCo, Liquidia Technologies, RareGen, Liquidia Merger Sub, RareGen Merger Sub and PBM RG Holdings, LLC, solely in its capacity as the “Members’ Representative”, a copy of which is included as Annex A to this proxy statement/prospectus. When referring to equity holders of the two parties to the merger, this document generally uses “members” with respect to RareGen and “stockholders” with respect to Liquidia Technologies or HoldCo.

i

Annex A – Agreement and Plan of Merger
Annex B – Opinion of Jefferies LLC
Annex C – Liquidia Corporation 2020 Long-Term Incentive Plan, and forms of award agreements thereunder
Annex D – Liquidia Corporation 2020 Employee Stock Purchase Plan

VOTING PROCEDURES
WHO CAN VOTE?	Each share of our common stock that you owned as of the close of business on September 14, 2020, the record date for the special meeting, which we refer to herein as the Record Date, entitles you to one vote on at least one matter to be voted upon at the special meeting. On the Record Date, there were 37,752,027 shares of our common stock issued and outstanding, all of which are entitled to vote on each matter. Accordingly, there are an aggregate of 37,752,027 votes entitled to be cast on all proposals at the special meeting.
HOW CAN I ATTEND THE MEETING?	The special meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the special meeting only if you were a stockholder of Liquidia Technologies as of the close of business on the Record Date, or if you hold a valid proxy for the special meeting. No physical meeting will be held.
You will be able to attend the special meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/287587626. You also will be able to vote your shares online by attending the special meeting by webcast.
To participate in the special meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is LQDARGN2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 4:30 p.m., Eastern Time. We encourage you to access the special meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement/prospectus.
HOW DO I REGISTER TO ATTEND THE SPECIAL MEETING VIRTUALLY ON THE INTERNET?	If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the special meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the special meeting virtually on the Internet.
To register to attend the special meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Liquidia Technologies holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 14, 2020.

You will receive a confirmation of your registration by email after Liquidia Technologies receives your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com;
By mail:
Computershare COMPANY Legal Proxy P.O. Box 43001 Providence, RI 02940-3001
HOW DO I VOTE?	If your shares are registered directly in your name, you may vote:

•
Over the Internet or by Telephone.   If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or over the Internet by following the instructions included in the proxy card by accessing the Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Stockholders with shares registered directly with us may vote (i) by telephone by dialing 1-800-652-8683 toll-free from the United States, U.S. territories and Canada or (ii) by Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Internet and telephone voting are available 24 hours a day. You must specify how you want your shares voted or your Internet or telephone vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

•
By Mail.   You may vote by mail by signing, detaching and returning the bottom portion of the proxy card with the postage prepaid envelope addressed to Computershare, Inc. provided with the proxy materials. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our board of directors.

•
Virtually at the Special Meeting.   If you virtually attend the special meeting, you may vote online during the special meeting. To vote at the special meeting, you must access www.meetingcenter.io/287587626 and will need the control number located on your proxy card or to follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the special meeting starts to ensure that you are logged in when the virtual meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the special meeting. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Special Meeting Virtually on the Internet” above for more information.
If your shares are held in “street name” (held for your account by a broker or other nominee) you may vote:
• Over the Internet or by Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.
• By Mail. You will receive instructions from your broker or other nominee explaining how to cast your vote.

•
Virtually at the Special Meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card. You will not be able to vote at the special meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Special Meeting Virtually on the Internet” above for more information.

HOW CAN I CHANGE MY VOTE?	You may revoke your proxy and change your vote at any time before the special meeting. To do this, you must do one of the following:
• Vote over the Internet or by Telephone as instructed above. Only your latest Internet vote is counted.
• Sign and date a new proxy and submit it as instructed above. Only your latest proxy vote is counted.

•
Virtually attend the special meeting and vote online by accessing www.meetingcenter.io/287587626. Virtually attending the special meeting will not revoke your proxy unless you specifically request it. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Special Meeting Virtually on the Internet” above for more information.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or return your proxy, or virtually attend and vote at the special meeting. If you have misplaced your proxy, you may obtain another by accessing the Internet website at www.envisionreports.com/LQDA and following the instructions contained on that website.

If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on matters that the New York Stock Exchange, or NYSE, determines to be “routine.” If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either: vote your shares on routine matters, or leave your shares unvoted. Each of the proposals which you are being asked to vote on are not considered routine matters except for Proposal 4, the ratification of the independent registered public accounting firm. We therefore strongly encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them.
IF I DO NOT GIVE INSTRUCTIONS TO MY BANK OR BROKER, WHAT MATTERS DOES MY BANK OR BROKER HAVE AUTHORITY TO VOTE UPON?	Pursuant to NYSE Rule 452 and corresponding Listed Company Manual Section 402.08, discretionary voting by brokers of shares held by their customers in “street name” is prohibited. If you do not give instructions to your bank or broker within ten days of the special meeting, it may vote on matters that the NYSE determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, each of the proposals which you are being asked to vote on are non-routine matters except for Proposal 4, the ratification of the independent registered public accounting firm. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the special meeting. As a result, we strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?	It means that you have more than one account, which may be at the transfer agent, with stockbrokers or otherwise. Please vote over the Internet, or complete and return all proxies for each account to ensure that all of your shares are voted.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?	A majority of our outstanding shares of common stock as of the Record Date must be present at the special meeting to hold the special meeting and conduct business. This is called a quorum. Shares are counted as present at the special meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is virtually present at the special meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the special meeting will be adjourned until we obtain a quorum.
WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER AND HOW ARE VOTES COUNTED?
Proposal 1 — Approval of the Merger Agreement and the Liquidia Merger
To approve Proposal 1, if a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock outstanding and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must equal a majority of the shares outstanding. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have the same effect as a vote “AGAINST” this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the Merger Agreement and the Liquidia Merger.
Proposal 2 — Approval of the HoldCo 2020 Incentive Plan
To approve Proposal 2, if a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will not be considered as votes cast “FOR” or “AGAINST” this proposal and will therefore have no effect on the outcome of the vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the HoldCo 2020 Incentive Plan.
Proposal 3 — Approval of the HoldCo 2020 ESPP

To approve Proposal 3, if a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will not be considered as votes cast “FOR” or “AGAINST” this proposal and will therefore have no effect on the outcome of the vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the HoldCo 2020 ESPP.

Proposal 4 — Ratify the Appointment of PricewaterhouseCoopers LLP as HoldCo’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2020

To approve Proposal 4, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” As Proposal 4 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of HoldCo’s independent auditor.

The inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes.
Proposal 5 — Approval of the Grant of Discretionary Authority
To approve Proposal 5, if a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will not be considered as votes cast “FOR” or “AGAINST” this proposal and will therefore have no effect on the outcome of the vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the grant of discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4.
HOW DOES THE LIQUIDIA BOARD OF DIRECTORS RECOMMEND THAT I VOTE?	Our board of directors recommends that you vote: • “FOR” Proposal 1 — Approval of the Merger Agreement and the Liquidia Merger;
• “FOR” Proposal 2 — Approval of the HoldCo 2020 Incentive Plan;

•
“FOR” Proposal 3 — Approval of the HoldCo 2020 ESPP;

•
“FOR” Proposal 4 — Ratify the Appointment of PricewaterhouseCoopers LLP as HoldCo’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2020; and

• “FOR” Proposal 5 — Approval of the Grant of Discretionary Authority to the Liquidia Board of Directors to Adjourn or Postpone the Special Meeting
ARE THERE OTHER MATTERS TO BE VOTED ON AT THE MEETING?	We do not know of any other matters that may come before the special meeting other than the approval of the Merger Agreement and the Liquidia Merger, the approval of the HoldCo 2020 Incentive Plan, the approval of the HoldCo 2020 ESPP, the ratification of the appointment of HoldCo’s independent auditor for 2020 and the approval of the grant of discretionary authority to our board of directors to adjourn or postpone the special meeting. If any other matters are properly presented to the special meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment.
WHERE DO I FIND THE VOTING RESULTS FOR THE MEETING?	We intend to announce preliminary voting results at the special meeting. We will publish final results in a Current

Report on Form 8-K, which will be filed with the SEC no later than four business days following the special meeting. To request a printed copy of our filings with the SEC, please write to Investor Relations, Liquidia Technologies, Inc., P.O. Box 110085, Research Triangle Park, North Carolina 27709, or e-mail Investor Relations at IR@liquidia.com. You will also be able to find a copy on the Internet through our website at www.liquidia.com or through the SEC’s electronic data system, called EDGAR, at www.sec.gov. Our website is not part of this proxy statement/prospectus; references to our website address in this proxy statement/prospectus are intended to be inactive textual references only.
WHO WILL SOLICIT THESE PROXIES AND PAY FOR THE COSTS OF DOING SO?
We will solicit proxies and pay the costs of soliciting proxies. In addition to mailing this proxy statement/prospectus and the proxy card, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

HOW CAN I RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET?	This proxy statement/prospectus is available on our Internet site at www.liquidia.com. This proxy statement/prospectus is also available on the Internet site at
www.envisionreports.com/LQDA. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving printed copies in the mail. If you are a stockholder of record, you can choose this option when you vote over the Internet and save us the cost of producing and mailing these documents. If you are a stockholder of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy in the mail next year with instructions containing the Internet address to access those documents. If your shares are held through a broker or other nominee, you should check the information provided by them for instructions on how to elect to view future proxy statements and annual reports over the Internet.
WHY IS THE SPECIAL MEETING BEING HELD VIRTUALLY?	We have been closely monitoring developments with the coronavirus (COVID-19) pandemic and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to protect the health and safety of our employees and stockholders, we will be conducting the special meeting solely online.

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and our company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

QUESTIONS AND ANSWERS ABOUT THE MERGER TRANSACTION
Q:   Why am I receiving this proxy statement/prospectus?
A:    We and RareGen have agreed that we will acquire RareGen under the terms of an Agreement and Plan of Merger, referred to herein as the Merger Agreement, that is described in this proxy statement/prospectus. A copy of the Merger Agreement is attached to this proxy statement/prospectus as Annex A. You are receiving this proxy statement/prospectus because we are asking our stockholders to adopt the Merger Agreement and approve the Liquidia Merger. Neither we nor RareGen are soliciting votes of RareGen’s members in this proxy statement/prospectus.
In connection with the Merger Transaction, our stockholders are also being asked to approve the HoldCo 2020 Incentive Plan and the HoldCo 2020 ESPP and ratify the appointment of HoldCo’s independent auditor for 2020. Copies of the HoldCo 2020 Incentive Plan and the HoldCo 2020 ESPP are attached to this proxy statement/prospectus as Annex C and Annex D, respectively. This proxy statement is also a prospectus provided by Liquidia Corporation, which we refer to as HoldCo, in connection with HoldCo’s offer of its common stock to be issued upon completion of the Merger Transaction.
We will hold a special meeting of our stockholders to obtain the necessary stockholder approvals. This proxy statement/prospectus contains important information about the proposed Merger Transaction and the special meeting of our stockholders. You should read this proxy statement/prospectus carefully.
Your vote is important. We encourage you to vote as soon as possible.
Q:   Why are we proposing the Merger Transaction?
A:    We believe that the combination of the two companies will provide substantial strategic and financial benefits to our stockholders by creating a stronger company primarily focused on the treatment of pulmonary arterial hypertension, or PAH, that is capable of creating more equityholder value than either we or RareGen could individually. Additionally, the combined company will have a scalable PAH commercial infrastructure, it will have experience with PAH commercial launches and the onboarding of PAH experts currently at RareGen to HoldCo’s management and board of directors will serve to fortify the combined company’s PAH expertise. Further, the Merger Transaction also results in immediate cash flow to HoldCo through sales of generic treprostinil via RareGen’s Promotion Agreement, dated as of August 1, 2018, as amended, with Sandoz Inc., or Sandoz, which we refer to herein as the Promotion Agreement. While the Merger Transaction has the potential to create greater value for our stockholders, please see the section entitled “Risk Factors” beginning on page 36 for more information on the risks associated with the Merger Transaction and the business of HoldCo following the Merger Transaction, among other risks. To review our reasons for the Merger Transaction, including specific risks considered by our board of directors in greater detail, see the section entitled “Proposal 1 — The Merger Transaction: Liquidia’s Reasons for the Merger Transaction” beginning on page 95 and “Proposal 1 — The Merger Transaction: RareGen’s Reasons for the Merger Transaction” beginning on page 97.
Q:   Does our board of directors recommend voting in favor of the Merger Agreement?
A:    Yes. After careful consideration, upon the recommendation of the transaction committee of our board of directors, which we refer to as the transaction committee, our board of directors determined that the Merger Transaction is advisable and is fair to, and in the best interests of, our company and our stockholders. Our board of directors recommends that our stockholders vote “FOR” the adoption of the Merger Agreement and approval of the Liquidia Merger.
For a description of the factors considered by our board of directors in making its determination, see the section entitled “Proposal 1 — The Merger Transaction: Liquidia’s Reasons for the Merger Transaction” beginning on page 95.
Q:   What will happen in the Merger Transaction?
A:    In order to combine the Liquidia Technologies and RareGen businesses, we formed a new holding company, Liquidia Corporation, with two subsidiaries, Liquidia Merger Sub and RareGen Merger Sub. At the effective time of the Merger Transaction, RareGen Merger Sub will merge with and into

RareGen, with RareGen surviving the merger as a subsidiary of HoldCo. We refer to this merger as the RareGen Merger. Immediately following the RareGen Merger, an additional merger will occur in which Liquidia Merger Sub will merge with and into Liquidia Technologies, with Liquidia Technologies surviving the merger as a subsidiary of HoldCo. We refer to this merger as the Liquidia Merger. As a consequence of these mergers, Liquidia Technologies and RareGen will each become a subsidiary of HoldCo, and equityholders of Liquidia Technologies and RareGen will become stockholders of HoldCo. We refer to the entire transaction as the Merger Transaction.
Q:   What will happen to Liquidia Technologies if, for any reason, the merger with RareGen does not close?
A:    We have invested significant time and incurred, and expect to continue to incur, significant expenses related to the proposed Merger Transaction. Although our board of directors may elect to, among other things, attempt to complete another strategic transaction, such as the potential formation of a partnership or a licensing transaction with respect to our lead program, LIQ861, for the treatment of PAH, if the Merger Transaction does not close, we will continue to work toward achieving regulatory approval and subsequent commercialization of LIQ861.
Q:   What will Liquidia Technologies and RareGen equityholders receive in the Merger Transaction?
A:    Upon the closing of the Merger Transaction, (i) each share of our common stock, whether certificated or held in book-entry form, will automatically convert into one share of HoldCo common stock, (ii) each option or warrant to purchase our common stock will convert into an option or warrant to purchase an identical number of shares of HoldCo common stock as are underlying such Liquidia Technologies option or warrant, and the exercise price per share will be identical to the Liquidia Technologies option or warrant and (iii) each Liquidia Technologies restricted stock unit will entitle the holder to a HoldCo restricted stock unit, which upon vesting, will settle into a share of HoldCo common stock. Therefore, based on 37,752,027 shares of our common stock outstanding as of September 14, 2020, our stockholders will receive, in the aggregate, a total of 37,752,027 shares of HoldCo common stock, or approximately 86.0% of the HoldCo common stock outstanding at the closing of the Merger Transaction (which, for the avoidance of doubt, includes the Holdback Shares but excludes the Net Sales Earnout Shares, as discussed below), and holders of our common stock, options and warrants to purchase shares of our common stock and our restricted stock units will receive or have the right to acquire, as applicable, in the aggregate, a total of 40,608,366 shares of HoldCo common stock, or approximately 86.8% of the HoldCo common stock at the closing of the Merger Transaction, on a fully diluted basis.
Example:   If a Liquidia Technologies stockholder owns 10,000 shares of our common stock and an option to purchase 1,000 shares of our common stock, then as a result of the Merger Transaction, the stockholder will receive 10,000 shares of HoldCo common stock and an option to purchase 1,000 shares of HoldCo common stock.
Upon the closing of the Merger Transaction, all 10,000 RareGen common units, representing all of the issued and outstanding RareGen equity, will convert into the right to receive an aggregate of 6,166,666 shares of HoldCo common stock, including 616,666 shares of HoldCo common stock which will be withheld from RareGen members to secure the indemnification obligations of RareGen members, which we refer to as Holdback Shares. RareGen members will be entitled to receive, on a pro rata basis, any Holdback Shares remaining on March 31, 2022. Additionally, RareGen members shall be entitled to a pro rata portion of any RareGen cash at closing in excess of $1.0 million. RareGen members will also be entitled to receive up to an additional 2,708,333 shares of HoldCo common stock in the aggregate, based on the amount of 2021 net sales of the generic treprostini product owned by Sandoz which RareGen markets pursuant to a Promotion Agreement between the parties. See “Under what circumstances, and when, will RareGen members receive additional HoldCo shares or other consideration following the closing of the Merger Transaction?” below.
Example:   If a RareGen member owns 75 common units, then as a result of the Merger Transaction, the RareGen member will be entitled to receive 41,625 shares of HoldCo common stock and its pro rata portion of any RareGen cash in excess of $1.0 million at the closing of the Merger Transaction, and will be entitled to receive up to 4,625 Holdback Shares on or about March 31, 2022 and up to 20,312 Net Sales Earnout Shares in 2022, based on the amount of net sales of Sandoz’s generic treprostinil product in 2021.

See “Under what circumstances, and when, will RareGen members receive additional HoldCo shares or other consideration following the closing of the Merger Transaction?” below for more information.
Q:   How will warrants, stock options and restricted stock units be affected by the Merger Transaction?
A:    Each outstanding warrant and option to purchase our common stock, and each restricted stock unit, will be assumed by HoldCo at the effective time of the Merger Transaction on a one-for-one basis. HoldCo will assume each outstanding award under the Liquidia Technologies, Inc. Stock Option Plan, as amended, the Liquidia Technologies, Inc. 2016 Equity Compensation Plan, as amended, and the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan, which we collectively refer to herein as the Liquidia Equity Plans. Each assumed award will continue to have, and be subject to, the same terms and conditions set forth in the applicable foregoing plans, except as noted below. RareGen does not have any outstanding options.
Each option and warrant to purchase shares of our common stock outstanding immediately prior to the effective time of the Merger Transaction will become an option or warrant to purchase shares of HoldCo common stock, with an identical exercise price per share. Each Liquidia Technologies restricted stock unit will become a HoldCo restricted stock unit. Each assumed Liquidia Technologies option and restricted stock unit will be vested as to the same percentage of the total number of shares as it was vested immediately prior to the effective time of the Merger Transaction. No consent of our option holders, warrant holders or restricted stock unit holders is needed to effect the assumption of such derivative securities by HoldCo. Each outstanding warrant to purchase our common stock will be assumed by HoldCo at the effective time of the Merger Transaction. Each assumed Liquidia Technologies warrant will be exercisable for a like number of shares of HoldCo common stock with an identical exercise price per share as such Liquidia Technologies warrant.
For more information about how our stock options, warrants and restricted stock units will be affected by the Merger Transaction, see the section entitled “Proposal 1 — The Merger Transaction: Treatment of Stock Options, Warrants and Restricted Stock Units” beginning on page 113.
Q:   What are the differences between Liquidia Corporation and Liquidia Technologies?
A:   As Liquidia Technologies’ successor following the closing of the Merger Transaction, the certificate of incorporation and bylaws of HoldCo are substantially identical to the amended and restated certificate of incorporation, as amended, and the amended and restated bylaws of our company. The only changes between the governing documents of our company and HoldCo are (i) the company name, (ii) the number of shares of HoldCo common stock authorized under the HoldCo certificate of incorporation (80,000,000 shares) versus the number of shares of our common stock currently authorized under our amended and restated certificate of incorporation, as amended (60,000,000 shares) and (iii) the addition of an exclusive federal forum provision in HoldCo’s bylaws for the resolution of any complaint asserting a cause of action arising under the Securities Act. As such, the rights of our stockholders contained in the amended and restated certificate of incorporation, as amended, and amended and restated bylaws of our company will not substantially change following the Merger Transaction. Further, Liquidia Corporation will be the parent company to both Liquidia Technologies and RareGen following the Merger Transaction, as opposed to Liquidia Technologies operating as a standalone company.
Q:   What vote is required by our stockholders to adopt the Merger Agreement and approve the Liquidia Merger?
A:    The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter is required to adopt the Merger Agreement and approve the Liquidia Merger. See “Voting Procedures” above on page 1 for more information.
Q:   What vote is required by our stockholders to approve the HoldCo 2020 Incentive Plan?
A:    The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter is required to approve the HoldCo 2020 Incentive Plan. See “Voting Procedures” above on page 1 for more information.

Q:   What vote is required by our stockholders to approve the HoldCo 2020 ESPP?
A:    The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter is required to approve the HoldCo 2020 ESPP. See “Voting Procedures” above on page 1 for more information.
Q:   What vote is required by our stockholders to ratify the appointment of PricewaterhouseCoopers LLP as HoldCo’s independent registered public accounting firm for the year ending December 31, 2020?
A:    The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter is required to ratify the appointment of PricewaterhouseCoopers LLP as HoldCo’s independent registered public accounting firm for the year ending December 31, 2020. See “Voting Procedures” above on page 1 for more information.
Q:   What vote is required by our stockholders to approve the grant of discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4?
A:    Regardless of whether a quorum is present, the affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter is required to approve the grant of discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4. See “Voting Procedures” above on page 1 for more information.
Q:   Have any of our stockholders agreed to vote in favor of the Merger Transaction?
A:    In connection with the Merger Agreement, (i) Mr. Fowler, our and HoldCo’s Chief Executive Officer and a director of our company and HoldCo, (ii) Canaan VIII L.P., a 5% stockholder of our company, (iii) Eshelman Ventures, LLC and Fredric N. Eshelman, together a principal stockholder of our company, and (iv) New Enterprise Associates 12, Limited Partnership and NEA Ventures 2006 Limited Partnership, together a 5% stockholder of our company, which we refer to collectively as the Supporting Stockholders and which beneficially own an aggregate of approximately 34.5% of our common stock outstanding as of the date of this proxy statement/prospectus, each entered into a separate Support Agreement with us, HoldCo and RareGen pursuant to which, among other things, each Supporting Stockholder agreed to support the Merger Transaction by voting the portion of the shares of our common stock over which such Supporting Stockholder has the power to vote (to the extent permitted by applicable law, rule or regulation) in favor of the Merger Agreement and the transactions contemplated thereby. The Support Agreements will terminate upon the earlier of (i) the consummation of the Merger Transaction and (ii) the date on which the Merger Agreement is validly terminated in accordance with its terms. For more information, see “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Support Agreements” beginning on page 138.
We currently expect that our directors and executive officers will vote their shares in favor of each of the proposals, although none of them has entered into any agreement obligating them to do so, except for Mr. Fowler as indicated above.
Q:   What percentage of the outstanding common stock is held by our executive officers and directors as a group?
A:    Our executive officers and directors as a group beneficially own approximately 3.1% of the outstanding shares of our common stock of as of August 31, 2020, reflective of (i) shares of common stock that are subject to options and warrants that are currently exercisable within 60 days of that date and (ii) shares of common stock underlying restricted stock units which will have settled into common stock within 60 days of that date.
Q:   What vote was required by RareGen members to adopt the Merger Agreement and approve the RareGen Merger?
A:    The affirmative vote of a majority of the outstanding common units held was required to adopt the Merger Agreement and approve the RareGen Merger, or the Requisite RareGen Approval. Prior to the

execution of the Merger Agreement, RareGen obtained the Requisite RareGen Approval. As a result, no further RareGen member approval or action is necessary to complete the Merger Transaction.
Q:   Do the directors, officers or affiliates of Liquidia or RareGen have any interests in the Merger Transaction that are different than, or in addition to, the interests of Liquidia and RareGen equityholders generally?
A:    Roger A. Jeffs, Ph.D. and Paul B. Manning, current directors of RareGen, will become directors of HoldCo after the Merger Transaction and will be entitled to receive compensation as directors of HoldCo. Mr. Manning is the manager and sole beneficial owner of PBM Capital Finance, which currently owns 70.65% of RareGen’s common units. Dr. Jeffs is the manager of Serendipity BioPharma LLC, which currently owns 25.00% of RareGen’s common units. Dr. Jeffs and Mr. Manning currently own 18,595 and 1,018,466 shares, respectively, of our common stock through various entities which they control. Effective upon the Merger Transaction, the HoldCo board of directors approved an increase in the authorized number of directors of HoldCo from eight to nine. One current director of HoldCo will resign as a director of HoldCo after the Merger Transaction.
See the section entitled “Directors and Officers of HoldCo Following Completion of the Merger Transaction: Director Compensation” beginning on page 150 for a description of the compensation to be received by HoldCo’s directors, which compensation will be the same as what is currently payable to our directors. Additionally, see the section entitled “Proposal 1 — The Merger Transaction: Interests of Certain Directors, Officers and Affiliates of Liquidia and RareGen” beginning on page 116 for a discussion of amounts payable to our transaction committee in connection with the Merger Transaction.
The current officers of Liquidia Technologies will retain their same positions and salaries at HoldCo as those currently held at Liquidia Technologies. One current officer of RareGen, namely Scott Moomaw, RareGen’s Chief Operating Officer, will become an executive officer of HoldCo after the Merger Transaction. Mr. Moomaw is expected to become Senior Vice President, Commercial of HoldCo effective immediately following the Merger Transaction and will receive, among other benefits, an annual salary and a discretionary annual cash bonus commensurate with our other senior executive officers on Mr. Moomaw’s level, and an incentive stock option grant to purchase shares of HoldCo common stock on his first day of employment, vesting over a four-year period with an exercise price equal to the then-fair market value of HoldCo common stock. Damian deGoa, RareGen’s Chief Executive Officer, will resign effective as of the closing of the Merger Transaction.
Pursuant to Mr. deGoa’s and Mr. Moomaw’s current employment agreements with RareGen, upon the closing of the Merger Transaction, (i) Mr. deGoa is eligible to receive a one-time bonus equal to four percent of the total amount of cash and the fair market value of other property actually paid to the members of RareGen in their capacity as such in connection with the Merger Transaction, and (ii) Mr. Moomaw is eligible to receive a one-time bonus equal to two percent of the total amount of cash and the fair market value of other property actually paid to the members of RareGen in their capacity as such in connection with the Merger Transaction. The amounts to be paid to Messrs. deGoa and Moomaw due to the consummation of the Merger Transaction are included in the transaction expenses to be paid by RareGen’s members and cannot be calculated until closing. For more information on the transaction bonuses payable to Messrs. deGoa and Moomaw, see the section entitled “Directors and Executive Officers of RareGen: Executive Compensation: Narrative Disclosure to Summary Compensation Table: deGoa and Moomaw Employment Agreements” beginning on page 162.
Q:   Under what circumstances, and when, will RareGen members receive additional HoldCo shares or other consideration following the closing of the Merger Transaction?
A:    Pursuant to the terms of the Merger Agreement, RareGen members will receive 6,166,666 shares of HoldCo common stock upon the closing of the Merger Transaction, including 616,666 shares of HoldCo common stock which will be withheld at closing, for the purpose of securing the indemnification obligations of RareGen members to Liquidia indemnitees. On March 31, 2022, any remaining Holdback Shares shall be disbursed to Computershare Trust Company, N.A., which we refer to herein and in the Merger Agreement as the Exchange Agent, for distribution to RareGen members on a pro rata basis. Additionally, RareGen members shall be entitled to a pro rata portion of any RareGen cash at closing in excess of $1 million, which is referred to in the Merger Agreement as the “Minimum Cash Amount”. For more information, see “Proposal 1 — The Merger Transaction: The Merger Consideration and Conversion of Securities: Holdback Shares” on page 111 and “The Merger Agreement — Indemnification” beginning on page 130.
Additionally, pursuant to the terms of the Merger Agreement, in 2022 RareGen members will be entitled to receive, on a pro rata basis in the aggregate, up to an aggregate of 2,708,333 shares of HoldCo common stock, based on the amount of 2021 net sales of Sandoz’s generic treprostinil product (as calculated pursuant to the Promotion Agreement). Specifically, the actual amount of shares of HoldCo common stock which RareGen members are entitled to receive on a pro rata basis is subject to a bi-directional sliding scale of 70% — 130% of $47.0 million of net sales of Sandoz’s generic treprostinil product. Such additional shares are referred to as “Net Sales Earnout Shares” in the Merger Agreement. For example, if 2021 net sales falls within $32.9 million (70% of $47.0 million) — $61.1+ million (130% of $47.0 million), then HoldCo shall issue to RareGen members, on a pro rata basis, between 1,458,333 shares — 2,708,333 shares of Net Sales Earnout Shares. For the avoidance of doubt, if 2021 net sales are less than $32.9 million, then no Net Sales Earnout Shares shall be issued to RareGen members, and if 2021 net sales are greater than $61.1 million, then the maximum 2,708,333 Net Sales Earnout Shares will be issued to RareGen’s members on a pro rata basis.
Q:   Under what circumstances will RareGen members be required to indemnify Liquidia or its affiliates, and will the damages be paid in shares of HoldCo common stock or cash?
A:    The representations and warranties made by RareGen will survive the effective date of the Merger Transaction and remain in full force and effect until on March 31, 2022. Notwithstanding the foregoing, the representations and warranties in Section 3.1.1 (Organization and Qualification; Subsidiaries), Section 3.3 (Capitalization) and Section 3.4 (Authority), which are referred to in the Merger Agreement as “Fundamental Representations”, shall survive indefinitely and the representations and warranties in Section 3.17 (Taxes) shall survive until the date that is 60 days after expiration of the applicable statute of limitations period. The RareGen members, severally and not jointly, in proportion to their respective pro rata ownership of RareGen, shall indemnify and defend each of us, HoldCo and our officers, directors, employees, accountants (other than our public accountants), consultants, legal counsel, advisors, agents and other representatives, which group is collectively referred to as the Liquidia Indemnitees, against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all losses incurred or sustained by, or imposed upon, the Liquidia Indemnitees arising out of or resulting from:
•
any inaccuracy in or breach of any of the representations or warranties of RareGen contained in the Merger Agreement or in any certificate or instrument delivered by or on behalf of RareGen pursuant to the Merger Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the closing date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

•
any breach or non-fulfillment of any covenant, agreement or obligation to be performed by RareGen pursuant to the Merger Agreement;

•
any “Indemnified Taxes,” as defined in the Merger Agreement; or

•
any “Transaction Expenses,” as defined in the Merger Agreement.

Notwithstanding the foregoing, the RareGen members shall not have any liability under the Merger Agreement for any individual direct claim or third party claim if the losses associated therewith are less than $25,000, or the Claim Threshold, and any such losses below such claim threshold shall not be taken into account or aggregated for purposes of determining the applicability of the “Basket” (as defined below). Furthermore, RareGen members shall not be liable to the Liquidia Indemnitees for indemnification described above until the aggregate amount of all losses in respect of indemnification exceeds $200,000, which is referred to as the “Basket” in the Merger Agreement, in which event the RareGen members shall be required to pay or be liable for all such losses in excess of the Basket. Other than losses arising out of or resulting from any inaccuracy in or breach of any Fundamental Representation, indemnified taxes, transaction expenses or arising from fraud, the aggregate amount of all losses for which the RareGen members shall be liable pursuant to the foregoing section shall not exceed $3,700,000, which is referred to as the “Cap” in the Merger Agreement. The aggregate amount of all losses for which the RareGen members shall be liable (other than fraud claims pursuant to the Merger Agreement) shall not exceed the lesser of (i) such RareGen member’s percentage share of such losses and (ii) the portion of the merger consideration actually received by the RareGen member.
A reduction of the number of Holdback Shares shall be the sole recourse and the exclusive remedy for the Liquidia Indemnitees against the RareGen members for satisfaction of the indemnification obligations of the RareGen members pursuant the Merger Agreement, except in the case of any losses arising out of any inaccuracy in or breach of any Fundamental Representation, indemnified taxes, transaction expenses or arising from fraud. The Liquidia Indemnitees shall seek recovery for any losses arising out of any inaccuracy in or breach of any Fundamental Representation, indemnified taxes, transaction expenses or arising from fraud, (a) first, as a reduction of the number of Holdback Shares (to the extent there remains any Holdback Shares available for such reduction), (b) second, at the election of the indemnifying party, from (i) the return of shares of HoldCo common stock issued to the indemnifying party pursuant to the Merger Agreement, or (ii) as an offset to any Net Sales Earnout Shares issuable to the indemnifying party, and (c) third, directly from the RareGen members by wire transfer of immediately available funds. Notwithstanding the foregoing, the Members’ Representative may elect, in its sole discretion, for any losses to be satisfied via wire transfer of immediately available funds in lieu of any reduction to the number of Holdback Shares, return of shares of HoldCo common stock or offset against the Net Sales Earnout Shares. Any losses payable to a Liquidia Indemnitee pursuant to the indemnification provisions contained in the Merger Agreement shall be satisfied from the RareGen members, severally and not jointly, in proportion to their respective pro rata ownership of RareGen. Additionally, all indemnification payments made under the Merger Agreement shall be treated by the parties as an adjustment to the merger consideration for tax purposes, unless otherwise required by law.
Q:   Under what circumstances will Liquidia Technologies or HoldCo be required to indemnify the RareGen members or their affiliates, and will the damages be paid in shares of HoldCo common stock or cash?
A:    The representations and warranties of our company, HoldCo Liquidia Merger Sub and RareGen Merger Sub shall survive the closing and shall remain in full force and effect until March 31, 2022; provided, that the representations and warranties in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.3 (Authority) and 4.15 (Exclusivity of Representations), which are referred to in the Merger Agreement as the “HoldCo Fundamental Representations,” shall survive indefinitely. HoldCo shall indemnify and defend each RareGen member and their respective directors, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives, which group is collectively referred to as the RareGen Member Indemnitees, against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all losses incurred or sustained by, or imposed upon, the RareGen Member Indemnitees arising out of or resulting from:
•
any inaccuracy in or breach of any of the representations or warranties of our company, HoldCo, Liquidia Merger Sub or RareGen Merger Sub contained in the Merger Agreement or in any certificate or instrument delivered by or on behalf of our company, HoldCo, Liquidia Merger Sub or RareGen Merger Sub pursuant to the Merger Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the closing date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or

•
any breach or non-fulfillment of any covenant, agreement or obligation to be performed by us, HoldCo, Liquidia Merger Sub or RareGen Merger Sub pursuant to the Merger Agreement.

Notwithstanding the foregoing, HoldCo shall not have any liability under the Merger Agreement for any individual direct claim or third party claim if the losses associated therewith are less than the Claim Threshold and any such losses below such Claim Threshold shall not be taken into account or aggregated for purposes of determining the applicability of the Basket. Additionally, HoldCo shall not be liable to the RareGen Member Indemnitees until the aggregate amount of all losses exceeds the Basket, in which event HoldCo shall be required to pay or be liable for all such losses in excess of the Basket. Other than losses arising out of or resulting from any inaccuracy in or breach of any HoldCo Fundamental Representation (as defined below), the aggregate amount of all losses for which HoldCo shall be liable thereunder shall not exceed the Cap. The aggregate amount of all losses arising out of or resulting from any inaccuracy in or breach of any HoldCo Fundamental Representation for which HoldCo shall be liable, when added to any other losses for which RareGen members may be liable thereunder, shall not exceed the value of the merger consideration actually paid to the RareGen members.
Q:   When do you expect to complete the Merger Transaction?
A:    We and RareGen are working to complete the Merger Transaction as quickly as possible. We and RareGen expect to complete the Merger Transaction early in the fourth calendar quarter of 2020. However, we and RareGen cannot predict the exact timing of the completion of the Merger Transaction because the transaction is subject to several conditions.
For a description of the conditions to completion of the Merger Transaction, see the section entitled “The Merger Agreement — Conditions to the Completion of the Merger Transaction” beginning on page  127.
Q:   Where will my shares of HoldCo common stock be listed? (see page 32)
A:    HoldCo common stock is expected to be listed on the Nasdaq Capital Market under the symbol “LQDA” as the successor to Liquidia Technologies.
Q:   Are there any regulatory consents or approvals that are required to complete the Merger Transaction?
A:    Neither we nor RareGen are aware of the need to obtain any regulatory approvals in order to complete the Merger Transaction other than the declaration by the SEC of the effectiveness of the registration statement of which this proxy statement/prospectus is a part.
We and RareGen intend to obtain the SEC’s approval and any additional regulatory approvals that may be required. However, none of the parties can assure you that all of the approvals will be obtained.
Q:   Are there contractual conditions to completion of the Merger Transaction? (see page 127)
A:   Yes. Our and RareGen’s obligations to complete the Merger Transaction are subject to the satisfaction or waiver of certain conditions. The conditions to the obligations of our company and RareGen that must be satisfied or waived before the completion of the Merger Transaction include, among other things, the following, subject to certain exceptions and qualifications:
•
declaration by the SEC of the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the absence of any stop order suspending such effectiveness;

•
our stockholder approval of the Merger Agreement and the Liquidia Merger;

•
absence of any order by any governmental entity or court, or consent, approval or other authorization, that prevents or prohibits the Merger Transaction or any other transactions contemplated by the Merger Agreement, and the absence of any pending legal proceeding seeking such order;

•
the receipt of all required consents, approvals and authorizations of any governmental, administrative, judicial or regulatory authority;

•
the Hart-Scott-Rodino Act, or the HSR Act, waiting period (together with any extensions thereof) relating thereto shall have expired or been terminated, if applicable;

•
RareGen and the Members’ Representative shall have entered into the litigation funding and indemnification agreement; and

•
the HoldCo common stock issuable to our stockholders and RareGen members in the Merger Transaction being approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

Pursuant to a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020, (i) RareGen has waived the requirement in the Merger Agreement that the shares issuable to RareGen members in the Merger Transaction be registered on the registration statement of which this proxy statement/prospectus is a part and (ii) HoldCo has covenanted and agreed to file with the SEC a resale registration statement as promptly as practicable following the closing of the Merger Transaction to register for resale the shares of HoldCo common stock issuable to RareGen members in the Merger Transaction and to use reasonable best efforts to cause such resale registration statement to be declared effective by the SEC within 60 days following the closing date of the Merger Transaction.
The conditions to the obligations of our company to effect the Liquidia Merger also include, among other things, the following, subject to certain exceptions and qualifications:
•
the continued truth and correctness at the closing of the Merger Transaction of the representations and warranties given by RareGen as of the date of the execution of the Merger Agreement; or, if this condition is not so satisfied, any failures of such representations and warranties to be so true and correct do not have, in the aggregate, a material adverse effect on the assets, liabilities, business, financial condition, results of operations or capitalization of RareGen;

•
RareGen’s performance or compliance in all material respects with all agreements and covenants required by the Merger Agreement on or prior to the effective time of the Merger Transaction;

•
RareGen’s services agreement with PBM Capital Group shall be terminated or, by agreement of us, RareGen and PBM Capital Group, amended and restated, in either case as of the effective time of the Merger Transaction;

•
the resignation of all RareGen officers, directors, and Joint Steering Committee members (other than Scott Moomaw) and the termination of Damian deGoa’s employment agreement with RareGen;

•
Sandoz’s consent and waiver to the transactions contemplated by the Merger Agreement shall be in effect and shall not have been rescinded or conditioned as of the effective time of the Merger Transaction;

•
PBM Capital Finance and Serendipity BioPharma LLC, or Serendipity, shall have executed a Cooperation Agreement, and each RareGen member shall have executed and delivered a lock-up agreement, each as further described below under “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement” beginning on page 135; and

•
RareGen shall have cash as of closing equal to at least $1,000,000.

The Sandoz consent and waiver included in the second amendment to the Promotion Agreement is effective through December 31, 2020. In the event that the Merger Transaction does not close on or before December 31, 2020, RareGen will need to obtain an extension to Sandoz’s consent and waiver in order to satisfy the condition to closing.
The conditions to the obligations of RareGen to effect the RareGen Merger also include, among other things, the following, subject to certain exceptions and qualifications:
•
the continued truth and correctness at the closing of the Merger Transaction of the representations and warranties given by HoldCo, our company, Liquidia Merger Sub and RareGen Merger Sub as of the date of the execution of the Merger Agreement; or, if this condition is not so satisfied, any failures of such representations and warranties to be so true and correct do not have, in the aggregate, a material adverse effect on the assets, liabilities, business, financial condition, results of operations or capitalization of HoldCo, our company, Liquidia Merger Sub or RareGen Merger Sub;

•
the performance or compliance in all material respects by HoldCo, our company, Liquidia Merger Sub and RareGen Merger Sub with all agreements and covenants required by the Merger Agreement on or prior to the effective time of the Merger Transaction; and

•
we shall have taken all necessary action to ensure that Dr. Jeffs and Mr. Manning shall have been appointed to the HoldCo board of directors as of the effective time of the Merger Transaction.

Q:   Does the Merger Agreement permit termination of the Merger Transaction? (see page 134)
A:    Yes. The Merger Agreement may be terminated prior to the effectiveness of the Merger Transaction under the following conditions, subject to certain exceptions and qualifications:
•
by mutual written consent of us and RareGen;

•
by either us or RareGen if the Merger Transaction has not been completed by December 31, 2020;

•
by either us or RareGen if a governmental entity has taken any final and non-appealable action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and the related agreements;

•
by either us or RareGen if our stockholders have not adopted the Merger Agreement and approved the Merger Transaction;

•
by us, if our board of directors determines to accept a superior proposal (as defined in the section entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 134), but only after we (i) provide RareGen with not less than five business days’ notice of our determination to accept such superior proposal, including all material terms thereof and (ii) fulfills our obligations in the Merger Agreement upon such termination; and

•
by either us or RareGen if any representation, warranty, covenant or agreement of the other party set forth in the Merger Agreement is or becomes untrue in a manner that would result in a failure of a closing condition and is not curable within 30 days after written notice.

Q:   Could payment of termination fees be required? (see page 134)
A:    Yes. If the Merger Agreement is terminated (i) by us if our board of directors decides to accept a superior proposal or (ii) by RareGen if our board of directors changes its recommendation to stockholders following the receipt of an alternative proposal, then we shall pay to RareGen a termination fee of $7.5 million, as more fully discussed in the section entitled “The Merger Agreement — Termination Fee” beginning on page 134.
Q:   May we or RareGen negotiate with other parties? (see page 126)
A:    The Merger Agreement contains provisions prohibiting us or RareGen from seeking an alternative transaction to the Merger Transaction. These “no solicitation” provisions apply to us and RareGen and their respective officers, directors, affiliates or employees as well as any investment banker, attorney or other advisor or representative retained by any of them. Under these provisions, covered persons may not, directly or indirectly:
•
solicit, initiate or knowingly encourage or facilitate any alternative proposal (as defined under “Merger Agreement: Meeting of Stockholders” on page 122) or RareGen acquisition proposal (as defined in the section entitled “The Merger Agreement — No Solicitation” beginning on page 126);

•
enter into any agreement with respect to any alternative proposal or RareGen acquisition proposal, as applicable, or enter into any agreement with respect to any alternative proposal or RareGen acquisition proposal or enter into any agreement or understanding requiring the abandonment, termination or failure to complete the Merger Transaction or any other transaction contemplated by the Merger Agreement or any ancillary agreement; or

•
participate in discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any alternative proposal or RareGen acquisition proposal, as applicable.

Notwithstanding the restrictions described above, if at any time prior to obtaining stockholder approval of the Merger Transaction at our special meeting, we and/or our representatives receive a bona fide, unsolicited written acquisition proposal that did not result from a breach of the Merger Agreement, we and/or our representatives may engage in negotiations and discussions with, and furnish any information and other access (so long as all such information and access has previously been made available to RareGen or is made available to RareGen before or concurrently with the time such information or access is made available to such person) to, any person making such alternative proposal if, and only if, our board of directors determines in good faith, after consultation with our outside legal and financial advisors, that (i) such alternative proposal constitutes or is reasonably likely to become a superior proposal and (ii) the failure of our board of directors to furnish such information or access or enter into such discussions or negotiations would violate its fiduciary duties under applicable law; but before furnishing any such information, we shall have received from the person making such alternative proposal an executed confidentiality agreement with terms at least as restrictive in all material respects on such person as the confidentiality agreement between us and RareGen, which confidentiality agreement shall not prohibit us from complying with the terms of this “no solicitation” covenant.
For more information, please see the section entitled “The Merger Agreement — No Solicitation” beginning on page 126.
Q:   Will our stockholders recognize a taxable gain or loss for U.S. federal income tax purposes as a result of the Merger Transaction?
A:    Based upon customary covenants, assumptions and representations as to factual matters described in the section entitled “Proposal 1 — The Merger Transaction: Material U.S. Federal Income Tax Consequences” beginning on page 114, all of which must continue to be true and accurate as of the effective time of the Merger Transaction, the Merger Transaction is intended to qualify as an exchange described in Section 351 of the Internal Revenue Code of 1986, as amended, or the Code. Provided the Merger Transaction is treated as intended, stockholders should generally not recognize taxable gain or loss for U.S. federal income tax purposes as a result of the Merger Transaction.
Tax matters are very complicated, and the tax consequences of the Merger Transaction to our stockholders will depend on the facts of each stockholder’s own situation. For a description of the material U.S. federal income tax consequences of the Merger Transaction to our stockholders, please see the information set forth in the section entitled “Proposal 1 — The Merger Transaction: Material U.S. Federal Income Tax Consequences” beginning on page 114. Each stockholder is also encouraged to consult the stockholder’s own tax advisor for a full understanding of the tax consequences of the Merger Transaction.
Q:   What is the anticipated accounting treatment for the Merger Transaction?
A:    In accordance with U.S. generally accepted accounting principles, HoldCo will account for the acquisition of RareGen through the Merger Transaction under the acquisition method of accounting for business combinations, and we will be treated as the accounting acquirer. For more information, please see the section entitled “Proposal 1 — The Merger Transaction: Accounting Treatment” beginning on page 116.
Q:   What if I object to the Merger Transaction? Do I have appraisal rights?
A:    Under applicable Delaware law, our stockholders and RareGen members will not have appraisal rights in connection with the issuance of HoldCo common stock in the Merger Transaction.
Q:   Will HoldCo have a different CUSIP or ticker symbol than Liquidia Technologies following completion of the Merger Transaction?
A:    No, following completion of the Merger Transaction, HoldCo will have the same CUSIP and ticker symbol, “LQDA”, as Liquidia Technologies.
Q:   Will HoldCo bear the costs and expenses and be responsible for all final, non-appealable damages of RareGen’s and Sandoz’s litigation with United Therapeutics Corporation or realize any recovery from such litigation?
A:    No. On June 4, 2020 RareGen entered into a financing agreement with Henderson SPV, LLC, or Henderson, to cover the prospective costs of the litigation, or the UTC/Smiths Medical litigation, with United Therapeutics Corporation, or United Therapeutics, and Smiths Medical ASD, Inc., or Smiths Medical, from the date of this agreement. Additionally, pursuant to a litigation funding and indemnification agreement between RareGen and the Members’ Representative to be effective at the closing of the Merger Transaction, which we refer to as the litigation funding and indemnification agreement, in the event Henderson is no longer required to, or fails to timely, make payments to RareGen pursuant to the financing agreement, the Members’ Representative will make payments to or on behalf of RareGen to be used by RareGen exclusively for the payment of counsel fees and litigation expenses incurred in connection with the UTC/Smiths Medical litigation. As consideration for funding the UTC/Smiths Medical litigation, Henderson and the Members’ Representative are each entitled to a portion of the litigation proceeds prior to such proceeds, upon a settlement or recovery of final, non-appealable damages, ultimately being distributed to RareGen members on a pro rata basis. HoldCo or its subsidiaries post-closing will not be entitled to any proceeds resulting from, or bear any financial or other liability for, the UTC/Smiths Medical litigation. For more information on the financing agreement and the litigation funding and indemnification agreement, see “RareGen’s Business: Legal Proceedings and Related Agreements” beginning on page 76 and “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Litigation Funding and Indemnification Agreement” beginning on page 139, respectively.
Q:   Are there other proposals that I should consider?
A:    Yes. In connection with the Merger Transaction, we are also asking its stockholders to consider and vote to approve the HoldCo 2020 Incentive Plan, approve the HoldCo 2020 ESPP, ratify ratify the appointment of HoldCo’s independent auditor for 2020 and grant discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date if there are insufficient votes in favor of Proposals 1, 2, 3 or 4.
Q:   What do I need to do now?
A:    You are encouraged to carefully read and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the Merger Transaction and other proposals will affect you. You should also review the documents referenced under the section entitled “Where You Can Find Additional Information” beginning on page 201. If you are a Liquidia Technologies stockholder, you should then submit a proxy as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card or submit your voting instructions over the internet or by telephone if those options are available to you.
Q:   How do I vote?
A:    If you are a holder of record of our common stock on the Record Date, you are eligible to vote virtually at the special meeting or by submitting a proxy for the special meeting. See above under “Voting Instructions” for more information on voting at the special meeting.
Q:   Do our stockholders need to take any action with respect to their Liquidia Technologies common stock holdings?
A:    No. Each share of our common stock issued and outstanding immediately prior to the effective time of the Merger Transaction, whether certificated or held in book-entry form, shall be converted into an equal number of shares of HoldCo common stock without any action on the part of the holder. All such shares of our common stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist.
Q:   What should I do if I receive more than one set of voting materials?
A:    You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold our shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Our stockholders should complete, sign, date and return each proxy card and voting instruction card they receive. See above under “Voting Instructions” for more information on voting at the special meeting.

Q:   Whom should I call with questions?
A:    If you have any questions about the Merger Transaction or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card, you should contact:
Liquidia Technologies, Inc.
P.O. Box 110085
Research Triangle Park, North Carolina 27709
Tel: (919) 328-4400
Attn: Corporate Secretary
You may also obtain additional information about Liquidia Technologies and HoldCo from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find Additional Information” beginning on page 201.

SUMMARY
We are sending this proxy statement/prospectus to our stockholders. In addition, HoldCo will send this proxy statement/prospectus to offerees of its common stock to be issued upon completion of the Merger Transaction. This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the Merger Transaction, you should read this entire document carefully, including the Merger Agreement attached as Annex A and incorporated by reference in this proxy statement/prospectus, the opinion of Jefferies LLC attached as Annex B and the other documents referred to in this proxy statement/prospectus. Page references have been included parenthetically to direct you to a more complete description of the topics presented in this summary.
The Parties to the Merger Agreement
Liquidia Technologies, Inc.
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Tel: (919) 328-4400
We are a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, we are focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension, or PAH, and LIQ865 for the treatment of local post-operative pain. We are headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com. Our principal executive offices are located at 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560 and its telephone number is (919) 328-4400.
This proxy statement/prospectus incorporates important business and financial information about us from other documents that are incorporated by reference. See the section entitled “Where You Can Find Additional Information” beginning on page 201.
RareGen, LLC
c/o PBM Capital Group, LLC
200 Garrett Street, Suite S
Charlottesville, Virginia 22902
Tel: (434) 980-8100
RareGen is a portfolio company of PBM Capital, a healthcare investment firm. RareGen provides strategy, investment, and commercialization for rare disease pharmaceutical products. RareGen has a small, targeted sales force focused on PAH. Pursuant to its Promotion Agreement with Sandoz, RareGen owns the exclusive rights to conduct any and all promotional and non-promotional activities to encourage the appropriate use of the first-to-file fully substitutable generic treprostinil injection for the treatment of patients with PAH in the United States. See “RareGen’s Business” beginning on page 69 for more information. RareGen’s principal executive offices are located at c/o PBM Capital Group, LLC, 200 Garrett Street, Suite S, Charlottesville, Virginia 22902 and its telephone number is (434) 980-8100.
Liquidia Corporation
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Tel: (919) 328-4400
Liquidia Corporation, which we refer to as HoldCo, is a newly formed corporation that has not, to date, conducted any activities other than those incident to its formation, the matters contemplated by the Merger Agreement and the preparation of this proxy statement/prospectus. Upon completion of the Merger Transaction, we and RareGen will each become a subsidiary of HoldCo. The business of HoldCo will be the combined businesses currently conducted by our company and RareGen.

Gemini Merger Sub I, Inc.
Gemini Merger Sub I, Inc., which is referred to herein as Liquidia Merger Sub, is a newly formed Delaware corporation that has not, to date, conducted any activities other than those incident to its formation and the matters contemplated by the Merger Agreement. Liquidia Merger Sub is a direct wholly owned subsidiary of HoldCo and was formed for the purpose of indirectly acquiring our company as part of the Liquidia Merger. At the time of the Liquidia Merger, we will merge with and into Liquidia Merger Sub, with our company surviving the Liquidia Merger as a direct wholly owned subsidiary of HoldCo and Liquidia Merger Sub will cease to exist.
Gemini Merger Sub II, LLC
Gemini Merger Sub II, LLC, which is referred to herein as RareGen Merger Sub, is a newly formed Delaware limited liability company that has not, to date, conducted any activities other than those incident to its formation and the matters contemplated by the Merger Agreement. RareGen Merger Sub is a direct wholly owned subsidiary of HoldCo and was formed for the purpose of indirectly acquiring RareGen as part of the RareGen Merger. At the time of the RareGen Merger, RareGen will merge with and into RareGen Merger Sub, with RareGen surviving the RareGen Merger as a direct wholly owned subsidiary of HoldCo, and RareGen Merger Sub will cease to exist.
Members’ Representative
PBM RG Holdings, LLC, a Delaware limited liability company, is serving as the Members’ Representative pursuant to the Merger Agreement.
Summary of the Merger Transaction
To accomplish the combination of the Liquidia Technologies and RareGen businesses, we formed HoldCo, a holding company with two subsidiaries, Liquidia Merger Sub and RareGen Merger Sub. At the time the Merger Transaction is completed:
•
Liquidia Merger Sub will be merged into our company, and we will be the surviving corporation. We refer to this as the Liquidia Merger.

•
RareGen Merger Sub will be merged into RareGen, and RareGen will be the surviving corporation. We refer to this as the RareGen Merger.

•
As a result, we and RareGen will each become a subsidiary of HoldCo. We refer to the entire transaction as the Merger Transaction.

The organization of the companies before and after the Merger Transaction are illustrated below:

Pre-Merger Transaction

Liquidia Technologies, Inc.
Stockholders
Liquidia
Technologies
Liquidia
Corporation
Liquidia Merger
Sub
RareGen Merger
Sub

Treatment of Liquidia Technologies common stock, Stock Options, Warrants and Restricted Stock Units
Upon the closing of the Merger Transaction, (i) each share of our common stock, whether certificated or held in book-entry form, will automatically convert into one share of HoldCo common stock, (ii) each option or warrant to purchase our common stock will convert into an option or warrant to purchase an identical number of shares of HoldCo common stock as are underlying such Liquidia Technologies option or warrant, and the exercise price per share and other terms will be identical to the Liquidia Technologies option or warrant, and (iii) each restricted stock unit to acquire our common stock will automatically convert into the right to receive one share of HoldCo common stock for each share of our common stock subject to such restricted stock unit grant.
Treatment of RareGen Common Units and Consideration to be Received in the Merger
Pursuant to the terms of the Merger Agreement, RareGen members are to receive, on a pro rata basis in the aggregate, 6,166,666 shares of HoldCo common stock, of which 5,550,000 shares shall be issued to RareGen members upon the closing of the Merger Transaction and 616,666 shares of which will be withheld at closing, which we refer to herein and in the Merger Agreement as the Holdback Shares, for the purpose of securing the indemnification obligations of RareGen members to Liquidia Indemnitees. On March 31, 2022, any remaining Holdback Shares shall be disbursed to Computershare Trust Company, N.A., which we refer to herein and in the Merger Agreement as the Exchange Agent, for distribution to RareGen members on a pro rata basis. Additionally, at closing, RareGen members shall be entitled to a pro rata portion of any RareGen cash at closing in excess of $1 million, which is referred to in the Merger Agreement as the “Minimum Cash Amount”. For more information, see “Proposal 1 — The Merger Transaction: The Merger Consideration and Conversion of Securities: Holdback Shares” on page 111 and “The Merger Agreement — Indemnification” beginning on page 130.
Additionally, pursuant to the terms of the Merger Agreement, RareGen members are entitled to receive, on a pro rata basis in the aggregate, up to an aggregate of 2,708,333 shares of HoldCo common stock in 2022, based on the amount of 2021 net sales of Sandoz’s generic treprostinil product (as calculated pursuant to the Promotion Agreement). Specifically, the actual amount of shares of HoldCo common stock which RareGen members are entitled to receive in 2022 on a pro rata basis is subject to a bi-directional sliding scale of 70% — 130% of $47.0 million of net sales of Sandoz’s generic treprostinil product. Such additional shares are referred to as “Net Sales Earnout Shares” in the Merger Agreement. For example, if 2021 net sales falls within $32.9 million (70% of $47.0 million) — $61.1+ million (130% of $47.0 million), then HoldCo shall issue to RareGen members, on a pro rata basis, between 1,458,333 shares — 2,708,333 shares of Net Sales Earnout Shares. For the avoidance of doubt, if 2021 net sales is less than $32.9 million, then no Net Sales Earnout Shares shall be issued to RareGen members, and if 2021 net sales is greater than $61.1 million, then the maximum 2,708,333 Net Sales Earnout Shares will be issued to RareGen’s members on a pro rata basis.
Material U.S. Federal Income Tax Considerations
The parties intend that the Merger Transaction will qualify as an exchange described in Section 351 of the Code. A holder of our common stock who exchanges all of his, her or its shares of our common stock and receives only shares of HoldCo common stock in the Merger Transaction is not intended to recognize gain or loss for U.S. federal income tax purposes. This gain or loss will generally constitute capital gain or loss. The deductibility of capital losses is subject to limitations. Each holder’s aggregate tax basis in the HoldCo capital stock received in the Merger Transaction will be the same as his, her or its aggregate tax basis in our common stock exchanged in the Merger Transaction. The holding period of the HoldCo common stock received in the Merger Transaction by a holder of our common stock will include the holding period of our common stock that he, she or it exchanged in the Merger Transaction.
Tax matters are very complicated, and the tax consequences of the Merger Transaction to a Liquidia Technologies stockholder will depend on the facts of each stockholder’s own situation. For a description of the material U.S. federal income tax consequences of the Merger Transaction to our stockholders, please see the information set forth in the section entitled “Proposal 1 — The Merger Transaction: Material U.S.

Federal Income Tax Consequences” beginning on page 114. Each Liquidia Technologies stockholder is also encouraged to consult the stockholder’s own tax advisor for a full understanding of the tax consequences of the Merger Transaction.
Recommendation of the Liquidia Technologies Board of Directors
After careful consideration, our board of directors recommends that our stockholders vote “FOR” each proposal being submitted to a vote of our stockholders at the special meeting. All of the members of our board of directors approved such recommendations.
For a more complete description of our reasons for the Merger Transaction and the recommendations of our board of directors, see the sections entitled “Proposal 1 — The Merger Transaction: Liquidia’s Reasons for the Merger Transaction” beginning on page 95 and “Voting Procedures” beginning on page 1.
Opinion of Jefferies LLC
We retained Jefferies LLC, or Jefferies, an investment banking firm, as our financial advisor in connection with the Merger Transaction. In connection with the engagement, we requested that Jefferies evaluate the fairness to our stockholders, from a financial point of view, of the number of shares of HoldCo common stock to be received by our stockholders in the Liquidia Merger pursuant to the Merger Agreement. At a special meeting of our board of directors on June 28, 2020, Jefferies’ representatives rendered an oral opinion, confirmed by delivery of a written opinion dated June 29, 2020, to our board of directors to the effect that, as of that date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of review undertaken as described in its opinion, the number of shares of HoldCo common stock to be received by our stockholders in the Liquidia Merger pursuant to the Merger Agreement was fair, from a financial point of view, to the holders of our common stock. The full text of the written opinion of Jefferies, dated June 29, 2020, which sets forth the various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of the review undertaken by Jefferies in providing its opinion, is set forth as Annex B and a detailed description of the Jefferies opinion can be found at “Proposal 1 — The Merger Transaction: Opinion of Jefferies LLC” beginning on page 98. Jefferies provided its fairness opinion for the use and benefit of our board of directors (in its capacity as such) in its consideration of the Merger Transaction, and Jefferies’ opinion does not address the relative merits of the Merger Transaction contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to us, nor does it address our underlying business decision to engage in the Merger Transaction or the terms of the Merger Agreement or the documents referred to therein. The fairness opinion does not constitute a recommendation as to how any stockholder of our company should vote or act with respect to the Merger Transaction or any other matter. We urge our stockholders to read the opinion of Jefferies carefully and in its entirety.
Support Agreements
In connection with the execution of the Merger Agreement, Neal F. Fowler, Canaan VIII L.P., Eshelman Ventures, LLC and Fredric N. Eshelman and New Enterprise Associates 12, Limited Partnership and NEA Ventures 2006 Limited Partnership, collectively referred to as the Supporting Stockholders, have entered into separate irrevocable Support Agreements with us, HoldCo and RareGen. Pursuant to the Support Agreements, the Supporting Stockholders have agreed to, among other things, to the extent permitted by applicable law, rule or regulation, vote all of our common stock owned by them in favor of the adoption and approval of the Merger Agreement and the consummation of the Merger Transaction and the transactions contemplated therein, and the other related ancillary agreements at every meeting of our stockholders at which such matters are considered and at every adjournment or postponement thereof.
The Support Agreements will terminate upon the earlier of (i) the consummation of the Merger Transaction and (ii) the date on which the Merger Agreement is validly terminated in accordance with its terms. As of the date of this proxy statement/prospectus, the Supporting Stockholders collectively hold and are entitled to vote in the aggregate approximately 34.5% of the issued and outstanding shares of our common stock entitled to vote at the special meeting of our stockholders. For more information, see “The

Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Support Agreements” beginning on page 138.
Cooperation Agreements
At the time of execution of the Merger Agreement on June 29, 2020, we and HoldCo entered into a separate Cooperation Agreements with each of (i) (x) PBM Capital Finance and (y) PD Joint Holdings, LLC Series 2016-A, or PD Joint Holdings, an affiliate of PBM Capital Finance which is expected to receive shares of HoldCo common stock in connection with the Merger Transaction initially delivered to PBM Capital Finance by way of a post-closing transfer, and (ii) Serendipity, which we refer to individually as a New Company Investor and collectively as the New Company Investors. The Cooperation Agreement entered into with PBM Capital Finance and PD Joint Holdings and is referred to herein as the PBM/PD Cooperation Agreement and the Cooperation Agreement entered into with Serendipity is referred to herein as the Serendipity Cooperation Agreement, and they are together referred to as the Cooperation Agreements.
Pursuant to the Cooperation Agreements, prior to the effectiveness of the Merger Transaction, but conditioned on the closing of the Merger Transaction, HoldCo’s board of directors agreed to take all necessary actions to increase the authorized number of directors from eight to nine and appoint Roger A. Jeffs, Ph.D. and Paul B. Manning as a Class I and Class III director of HoldCo, respectively, for terms expiring at HoldCo’s 2022 and 2021 annual meetings of stockholders, respectively, and until their successors are elected and qualified, or until such director’s earlier resignation, removal or death. Prior to the closing date of the Merger Transaction, Ralph Snyderman, a current Class I director of our company and HoldCo, will resign, conditional and effective upon the closing date, and Dr. Jeffs and Mr. Manning will fill the vacancies created by this resignation and the increase in authorized number of directors, respectively. The size of the board of directors of HoldCo shall not exceed nine directors during the Cooperation Period (as defined below) unless at least two-thirds of the members of the board of directors approve an increase in the size of the board. Subject to any applicable corporate governance documents of HoldCo, and applicable stock exchange rules, concurrently upon appointment to the board of directors, (A) Dr. Jeffs shall be appointed to the Compensation Committee and (B) Mr. Manning shall be appointed to the Nominating and Corporate Governance Committee and, in each case, HoldCo agrees to maintain such committee appointments during the term of the applicable Cooperation Agreement, as long as each such director (or, as applicable, their Replacement Designee (as defined below)) continues to serve on the HoldCo board of directors.
Pursuant to the Cooperation Agreements, during the Cooperation Period, as long as the New Company Investor owns at least 66% of the shares of HoldCo common stock held on the date of closing of the Merger Transaction (and subject to adjustment for stock splits, reclassifications, combinations, buybacks or similar transactions), which amount is referred to as the “Ownership Minimum,” and in the event that any new director appointed pursuant to the applicable Cooperation Agreement, referred to therein as a “New Director” (or any Replacement Designee, as applicable) becomes unwilling or unable to serve as a director and ceases to be a director, resigns as a director or is removed as a director, or for any other reason fails to serve or is not serving as a director at any time prior to the end of the Cooperation Period, then such New Company Investor shall be entitled to designate, subject to the approval (not to be unreasonably withheld) of the applicable committee of the HoldCo board of directors, a candidate for replacement of such New Director, which replacement is referred to in the Cooperation Agreements as a “Replacement Designee”. Any Replacement Designee shall qualify as an independent director of HoldCo under applicable rules of the SEC, the rules of any stock exchange on which HoldCo is traded and applicable governance policies of HoldCo. Following the approval of a candidate for Replacement Designee by the applicable committee of the HoldCo board of directors, the HoldCo board of directors shall promptly appoint such Replacement Designee to the HoldCo board of directors. Upon his or her appointment to the HoldCo board of directors, such Replacement Designee shall be deemed a “New Director” for all purposes under each Cooperation Agreement.
Pursuant to the Cooperation Agreements, the New Company Investors and their affiliates have each agreed to, among other things, subject to certain limited exceptions described below, during the period commencing on the date of the Merger Agreement and expiring on the later to occur of (x) the one-year anniversary of the date on which the New Director or any Replacement Designee affiliated with such New

Director no longer serves on the HoldCo board of directors; or (y) the three-year anniversary of the closing date of the Merger Transaction, which is referred to as the Cooperation Period, (A) vote all our common stock or HoldCo common stock beneficially owned, directly or indirectly, by the New Company Investors (i) in favor of the slate of directors recommended by our board of directors or HoldCo board of directors, (ii) against the election of any nominee for director not approved, recommended and nominated by our board of directors or HoldCo board of directors for election at any such stockholder meeting and (iii) in accordance with our board of directors’ or HoldCo board of directors’ recommendation with respect to any other matter presented at such stockholder meeting; and (B) (iv) not institute, solicit, join or assist in any litigation, arbitration or other proceeding against or involving us, HoldCo or any of our or their respective current or former directors or officers (including derivative actions) or affiliates, subject to certain limited exceptions. Notwithstanding the foregoing, the New Company Investors are permitted to vote in their sole discretion with respect to any proposals relating to (i) an “Extraordinary Transaction” (such as a merger or other acquisition of our company or HoldCo) requiring a vote of our or HoldCo’s stockholders or (ii) amendments to our or HoldCo’s certificate of incorporation, bylaws or other governing documents which materially diminish stockholder rights.
Additionally, each New Company Investor has agreed, among other things, during the Cooperation Period, to comply with customary standstill provisions.
The parties have agreed to a mutual non-disparagement provision during the Cooperation Period, subject to certain exceptions. The Cooperation Agreements will each terminate at the end of the Cooperation Period unless otherwise mutually agreed in writing by each party. Additionally, the standstill and board composition and other governance obligations of the New Company Investors shall terminate in the event that we or HoldCo, as applicable, materially breach our or its obligations to the New Company Investors and such breach (if capable of being cured) has not been cured within 30 calendar days following written notice of such breach from the New Company Investors, or, if impossible to cure within 30 calendar days, we or HoldCo, as applicable, have not taken substantive action to correct within 30 calendar days following written notice of such breach from the New Company Investors.
For a complete description of the Cooperation Agreements, please see the section entitled “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Cooperation Agreements beginning on page 135.
Post-Closing Transfer Restrictions
In connection with the Merger Transaction, each current RareGen member receiving HoldCo common stock in exchange for their RareGen common units has agreed that, without the prior written consent of HoldCo, it will not, subject to limited exceptions, among other things, offer, sell, contract to sell, pledge, or otherwise dispose of, or to enter into any hedging or swap transaction with respect to, any shares of HoldCo common stock acquired in the Merger Transaction for a period ending six months after the closing date of the Merger Transaction solely with respect to the shares of HoldCo common stock acquired on the closing date of the Merger Transaction. RareGen members will not enter into a lock-up agreement for any shares of HoldCo common stock acquired after the closing date of the Merger Transaction, such as upon the acquisition of Holdback Shares or Net Sales Earnout Shares.
For the avoidance of doubt, the lock-up agreement shall not apply to shares of HoldCo common stock or any derivative securities of HoldCo which are beneficially owned before or following the date of the lock-up agreement, other than the particular shares subject to the lock-up agreement.
For more information, see the section entitled “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Post-Closing Transfer Restrictions” beginning on page 140.
Interests of Certain Directors, Officers and Affiliates of Liquidia and RareGen
Roger A. Jeffs, Ph.D. and Paul B. Manning, current directors of RareGen, will become Class I and Class III directors of HoldCo, respectively, upon consummation of the Merger Transaction and will be entitled to receive compensation as directors of HoldCo. Mr. Manning is the manager and sole beneficial owner of PBM Capital Finance, which currently owns 70.65% of RareGen’s common units. Dr. Jeffs is the manager of Serendipity BioPharma LLC, which currently owns 25.00% of RareGen’s common units. Dr. Jeffs and Mr. Manning currently own 18,595 and 1,018,466 shares, respectively, of our common stock through various entities which they control. Effective June 28, 2020, contingent upon the closing of the Merger Transaction, the HoldCo board of directors increased the authorized number of directors of HoldCo from eight to nine and Ralph Snyderman, a Class I director, will resign.
The current officers of Liquidia Technologies will retain their same positions and salaries at HoldCo as those currently held at Liquidia Technologies. Scott Moomaw, RareGen’s Chief Operating Officer, will become HoldCo’s Senior Vice President, Commercial after the Merger Transaction. Mr. Moomaw is expected to become Senior Vice President, Commercial of HoldCo effective immediately following the Merger Transaction and will receive, among other benefits, an annual salary and a discretionary annual cash bonus commensurate with our other senior executive officers on Mr. Moomaw’s level, and an incentive stock option grant to purchase shares of HoldCo common stock on his first day of employment, vesting over a four-year period with an exercise price equal to the then-fair market value of HoldCo common stock. Damian deGoa, RareGen’s Chief Executive Officer, will resign effective as of the closing of the Merger Transaction.
Pursuant to Mr. deGoa’s and Mr. Moomaw’s current employment agreements with RareGen, upon the closing of the Merger Transaction, (i) Mr. deGoa is eligible to receive a one-time bonus equal to four percent of the total amount of cash and the fair market value of other property actually paid to the members of RareGen in their capacity as such in connection with the Merger Transaction, and (ii) Mr. Moomaw is eligible to receive a one-time bonus equal to two percent of the total amount of cash and the fair market value of other property actually paid to the members of RareGen in their capacity as such in connection with the Merger Transaction. The amounts to be paid to Messrs. deGoa and Moomaw due to the consummation of the Merger Transaction are included in the transaction expenses to be paid by RareGen’s members and cannot be calculated until closing. For more information on the transaction bonuses payable to Messrs. deGoa and Moomaw, see the section entitled “Directors and Executive Officers of RareGen: Executive Compensation: Narrative Disclosure to Summary Compensation Table: deGoa and Moomaw Employment Agreements” beginning on page 162.
Following completion of the Merger Transaction, the directors of HoldCo will be Dr. Stephen Bloch, Neal F. Fowler, Katherine Rielly-Gauvin, Dr. Joanna Horobin, Roger A. Jeffs, Ph.D., Arthur Kirsch, Paul B. Manning, Dr. Seth Rudnick and Raman Singh. Each director of HoldCo will be entitled to receive compensation as directors of HoldCo, which compensation will be identical to what our directors currently receive for serving as directors of our company. See the section entitled “Directors and Officers of HoldCo Following Completion of the Merger Transaction: Director Compensation” beginning on page 150 for a description of the compensation to be received by HoldCo’s directors.
In connection with the Merger Transaction, on March 9, 2020, our board of directors established the transaction committee comprised of Dr. Stephen Bloch, Neal F. Fowler, Dr. Joanna Horobin, Arthur Kirsch and Dr. Seth Rudnick, with Mr. Kirsch as Chairman. The transaction committee has the authority to, among other things, negotiate the definitive transaction documentation relating to the Merger Agreement subject to the approval of the full Liquidia Technologies board of directors and our stockholders. In recognition of their efforts, Mr. Kirsch will receive $10,000 as compensation for serving as Chairman of the transaction committee and Drs. Bloch, Horobin and Rudnick and Mr. Fowler will each receive $5,000 for their service as members of the transaction committee.
The rights of our and RareGen’s directors and executive officers to indemnification and directors’ and officers’ liability insurance will survive completion of the Merger Transaction. Our board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated by the Merger Agreement and in recommending that you vote to approve the proposals being submitted to our stockholders at the special meeting.
Board of Directors and Executive Officers of HoldCo Following the Merger
As noted above, the executive officers of HoldCo following the Merger Transaction are identical to the current Liquidia Technologies executive officers, with the exception of Mr. Moomaw, who is expected to be appointed as HoldCo’s Senior Vice President, Commercial following the closing of the Merger Transaction.

Following completion of the Merger Transaction, the directors of HoldCo will be Dr. Stephen Bloch, Neal F. Fowler, Katherine Rielly-Gauvin, Dr. Joanna Horobin, Roger A. Jeffs, Ph.D., Arthur Kirsch, Paul B. Manning, Dr. Seth Rudnick and Raman Singh, with Dr. Bloch remaining as Chairman. Of such directors, Drs. Bloch, Horobin and Rudnick, Messrs. Fowler, Kirsch and Singh and Ms. Rielly-Gauvin are current Liquidia directors and Dr. Jeffs and Mr. Manning are current RareGen directors.
The classification of HoldCo directors following the closing of the Merger Transaction will be:
•
Class I (serving for a term expiring at the 2022 Annual Meeting of Stockholders): Drs. Bloch, Horobin and Jeffs

•
Class II (serving for a term expiring at the 2023 Annual Meeting of Stockholders): Ms. Rielly-Gauvin, Dr. Horobin and Mr. Singh

•
Class III (serving for a term expiring at the 2021 Annual Meeting of Stockholders): Messrs. Fowler, Kirsch and Manning

The members of the committees of the HoldCo board of directors following the closing of the Merger Transaction will be:
•
Audit Committee: Mr. Kirsch (Chairperson), Dr. Bloch and Mr. Singh

•
Compensation Committee: Drs. Bloch (Chairperson), Horobin, Jeffs and Rudnick and Mr. Kirsch

•
Nominating and Corporate Governance Committee: Ms. Rielly-Gauvin, Dr. Rudnick and Messrs. Manning and Singh

•
Research and Development Committee: Drs. Rudnick (Chairperson) and Horobin and Ms. Rielly-Gauvin

Certificate of Incorporation and Bylaws of HoldCo
The Certificate of Incorporation of HoldCo, which was filed with the Secretary of State of the State of Delaware on June 17, 2020 and subsequently approved and ratified by the HoldCo board of directors, is included in this proxy statement/prospectus as Exhibit 3.1. The Bylaws of HoldCo, which were adopted by the HoldCo board of directors on June 28, 2020, are included in this proxy statement/prospectus as Exhibit 3.2. For more information about HoldCo’s Certificate of Incorporation and Bylaws, see “Description of HoldCo Capital Stock Following Completion of the Merger Transaction” beginning on page 166 and “Comparison of Stockholder and Unitholder Rights” beginning on page 171.
Expected Timing of the Merger Transaction
We and RareGen currently expect the closing of the Merger Transaction to occur early in the fourth calendar quarter of 2020. However, the Merger Transaction is subject to the satisfaction or waiver of certain conditions as described in the Merger Agreement, and it is possible that factors outside the control of us and RareGen could result in the Merger Transaction being completed at a later time or not at all.
Conditions to Completion of the Merger Transaction
A number of conditions must be satisfied or waived, before the Merger Transaction can be completed. These include, among others:
•
the registration statement of which this proxy statement/prospectus is a part must be declared effective by the SEC under the Securities Act;

•
the Liquidia Merger shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock;

•
no governmental, administrative, judicial or regulatory authority, nor any federal or state court, shall have enacted any statute, rule, regulation or order preventing or otherwise prohibiting completion of the Merger Transaction;

•
the receipt of all required consents, approvals and authorizations of any governmental, administrative, judicial or regulatory authority;

•
the HSR Act waiting period (together with any extensions thereof) relating thereto shall have expired or been terminated, if applicable;

•
the shares of HoldCo common stock issuable to our stockholders and RareGen members in the Merger Transaction shall have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance; and

•
RareGen and the Members’ Representative shall have entered into the litigation funding and indemnification agreement.

Pursuant to a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020, (i) RareGen has waived the requirement in the Merger Agreement that the shares issuable to RareGen members in the Merger Transaction be registered on the registration statement of which this proxy statement/prospectus is a part and (ii) HoldCo has covenanted and agreed to file with the SEC a resale registration statement as promptly as practicable following the closing of the Merger Transaction to register for resale the shares of HoldCo common stock issuable to RareGen members in the Merger Transaction and to use reasonable best efforts to cause such resale registration statement to be declared effective by the SEC within 60 days following the closing date of the Merger Transaction.
The conditions to the obligations of our company to effect the Liquidia Merger also include, among other things, the following, subject to certain exceptions and qualifications:
•
the representations and warranties of RareGen contained in the Merger Agreement shall be true and correct as of June 29, 2020 and as of the effective time of the Merger Transaction as if made as of the effective time of the Merger Transaction, except to the extent that such representations and warranties refer to a specific date, in which case such representations and warranties shall have been true and correct as of such date;

•
RareGen’s material performance or compliance with all agreements and covenants required to be complied with or performed on or prior to the effective time of the Merger Transaction;

•
RareGen’s services agreement with PBM Capital Group shall be terminated or, by agreement of us, RareGen and PBM Capital Group, amended and restated, in either case as of the effective time of the Merger Transaction;

•
the resignation of all officers and directors of RareGen from their respective positions, effective as of and contingent upon the effective time of the Merger Transaction;

•
all representatives of RareGen on the Joint Steering Committee pursuant to the Promotion Agreement, other than Scott Moomaw, shall have resigned from such Joint Steering Committee;

•
Sandoz’s consent and waiver to the transactions contemplated by the Merger Agreement shall be in effect and not have been rescinded or conditioned as of the effective time of the Merger Transaction;

•
RareGen’s employment agreement with Mr. deGoa shall have been terminated prior to the effective time of the Merger Transaction and no severance or bonus obligations shall be payable to Mr. deGoa post-closing;

•
each RareGen member shall have executed and delivered a lock-up agreement in the form attached to the Merger Agreement;

•
each of the parties to the Cooperation Agreements shall have executed and delivered the Cooperation Agreements; and

•
RareGen shall have cash as of the closing of the Merger Transaction equal to at least $1 million.

The Sandoz consent and waiver included in the the second amendment to the Promotion Agreement is effective through December 31, 2020. In the event that the Merger Transaction does not close on or before December 31, 2020, RareGen will need to obtain an extension to Sandoz’s consent and waiver in order to satisfy the condition to closing.
The conditions to the obligations of RareGen to effect the RareGen Merger also include, among other things, the following, subject to certain exceptions and qualifications:
•
the continued truth and correctness at the closing of the Merger Transaction of the representations and warranties given by HoldCo, our company, Liquidia Merger Sub and RareGen Merger Sub as of the date of the execution of the Merger Agreement; or, if this condition is not so satisfied, any failures of such representations and warranties to be so true and correct do not have, in the aggregate, a material adverse effect on the assets, liabilities, business, financial condition, results of operations or capitalization of HoldCo, our company, Liquidia Merger Sub or RareGen Merger Sub;
•
the performance or compliance in all material respects by HoldCo, our company, Liquidia Merger Sub and RareGen Merger Sub with all agreements and covenants required by the Merger Agreement on or prior to the effective time of the Merger Transaction; and

•
we shall have taken all necessary action to ensure that Dr. Jeffs and Mr. Manning shall have been appointed to the HoldCo board of directors as of the effective time of the Merger Transaction.

For more information regarding conditions to completion of the Merger Transaction and a complete list of such conditions, see the section entitled “The Merger Agreement — Conditions to the Completion of the Merger Transaction” beginning on page 127.
Termination of the Merger Agreement
The Merger Agreement may be terminated, and the Merger Transaction may be abandoned, at any time before the effective time of the Merger Transaction by action taken or authorized by the board of directors of the terminating party or parties, whether before or after the requisite Liquidia Technologies stockholder and RareGen member approvals have been obtained, under the following circumstances:
•
by mutual written consent of us and RareGen;

•
by either us or RareGen if the Merger Transaction has not been completed by December 31, 2020, subject to certain limitations;

•
by either us or RareGen if a governmental entity has issued a final and non-appealable order, decree or ruling or taken any other action which has the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and related agreements;

•
by either us or RareGen, if our stockholders have not adopted the Merger Agreement and approved the Merger Transaction at the special meeting, subject to certain conditions;

•
by us, if our board of directors determines to accept a superior proposal, subject to certain conditions;

•
by us, subject to certain limitations, if RareGen materially breaches any representation or warranty set forth in the Merger Agreement or fails to perform any of RareGen’s covenants set forth in the Merger Agreement and such breach or failure to perform is not cured by RareGen within 30 days following receipt by RareGen of our written notice of such breach or failure;

•
by RareGen, subject to certain limitations, if we materially breach any representation or warranty set forth in the Merger Agreement or fail to perform any of our covenants set forth in the Merger Agreement and such breach or failure to perform is not cured by us within 30 days following receipt by our of RareGen’s written notice of such material breach or failure; or

•
by RareGen, if our board of directors shall have made a change in recommendation to our stockholders following the receipt of a superior proposal.

In the event the Merger Agreement is terminated by (i) us on account of our acceptance of a superior proposal or (ii) RareGen, if our board of directors shall have made a change in recommendation to our stockholders following the receipt of an alternative proposal, then, in the case of a termination by us pursuant to (i), we shall pay to RareGen by wire transfer a one-time termination fee equal to $7.5 million immediately before and as a condition to such termination, and in the case of a termination by RareGen pursuant to (ii), within two business days after the date of such termination.
For more information regarding conditions to completion of the Merger Transaction and a complete list of such conditions, see the section entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 134.

No Solicitation Restriction
The Merger Agreement contains provisions prohibiting us or RareGen from seeking an alternative transaction to the Merger Transaction. These “no solicitation” provisions apply to us and RareGen and our and their respective officers, directors, affiliates or employees as well as any investment banker, attorney or other advisor or representative retained by any of them. Under these provisions, covered persons may not, directly or indirectly:
•
solicit, initiate or knowingly encourage or facilitate any alternative proposal (as defined under “The Merger Agreement: Meeting of Stockholders” on page 122) or RareGen acquisition proposal (as defined in the section entitled “The Merger Agreement — No Solicitation” beginning on page 126);

•
enter into any agreement with respect to any alternative proposal or RareGen acquisition proposal, as applicable, or enter into any agreement with respect to any alternative proposal or RareGen acquisition proposal or enter into any agreement or understanding requiring the abandonment, termination or failure to complete the Merger Transaction or any other transaction contemplated by the Merger Agreement or any ancillary agreement; or

•
participate in discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any alternative proposal or RareGen acquisition proposal, as applicable.

Notwithstanding the restrictions described above, if at any time prior to obtaining stockholder approval of the Merger Transaction at our special meeting, we and/or our representatives receive a bona fide, unsolicited written acquisition proposal that did not result from a breach of the Merger Agreement, we and/or our representatives may engage in negotiations and discussions with, and furnish any information and other access (so long as all such information and access has previously been made available to RareGen or is made available to RareGen before or concurrently with the time such information or access is made available to such person) to, any person making such alternative proposal if, and only if, our board of directors determines in good faith, after consultation with our outside legal and financial advisors, that (i) such alternative proposal constitutes or is reasonably likely to become a superior proposal and (ii) the failure of our board of directors to furnish such information or access or enter into such discussions or negotiations would violate its fiduciary duties under applicable law; but before furnishing any such information, we shall have received from the person making such alternative proposal an executed confidentiality agreement with terms at least as restrictive in all material respects on such person as the confidentiality agreement between us and RareGen, which confidentiality agreement shall not prohibit us from complying with the terms of this “no solicitation” covenant.
For more information, please see the section entitled “The Merger Agreement — No Solicitation” beginning on page 126.
Accounting Treatment of the Merger Transaction
In accordance with U.S. generally accepted accounting principles, HoldCo will account for the acquisition of RareGen through the Merger Transaction under the acquisition method of accounting for business combinations, and we will be treated as the accounting acquirer. For more information, please see the section entitled “Proposal 1 — The Merger Transaction: Accounting Treatment” beginning on page 116.
Regulatory Clearances Required for the Merger Transaction
We and RareGen have each agreed to use their reasonable best efforts to obtain all necessary waivers, consents, approvals, orders and authorizations from governmental entities with respect to the Merger Agreement required under applicable law. Certain conditions to closing the Merger Transaction include, but are not limited to: (i) the HSR Act waiting period (together with any extensions thereof) relating thereto shall have expired or been terminated, if applicable; (ii) the absence of any order by any governmental entity or court, or consent, approval or other authorization, that prevents or prohibits the Merger Transaction or any other transactions contemplated by the Merger Agreement, and the absence of any pending legal proceeding seeking such order; (iii) the declaration by the SEC of the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the absence of any stop order suspending such effectiveness; and (iv) the shares of HoldCo common stock to be issued to our stockholders and RareGen members pursuant to the Merger Transaction shall be authorized for listing on the Nasdaq Capital Market at the effective time of the Merger Agreement, subject to official notice of issuance. We and RareGen have jointly determined that a notification with the United States Federal Trade Commission, or the FTC, and the Antitrust Division of the United States Department of Justice, or the DOJ, is not required in connection with the Merger Transaction and therefore the parties will not need to observe a mandatory premerger waiting period before completing the Merger Transaction.
We and RareGen believe that the Merger Transaction does not raise substantial regulatory concerns and that all applicable regulatory approvals will be obtained on a timely basis.
Comparison of Stockholder and Unitholder Rights
Liquidia Technologies is incorporated under the laws of the State of Delaware as a corporation and the rights of our stockholders are governed by the laws of the State of Delaware, including the Delaware General Corporation Law, or the DGCL, our amended and restated certificate of incorporation, as amended, and our amended and restated bylaws. RareGen is formed under the laws of the State of Delaware as a limited liability company and the rights of RareGen unitholders are governed by the Delaware Limited Liability Company Act, or the DLLCA, and RareGen’s operating agreement, effective August 6, 2018, as amended, or the operating agreement. As a result of the Merger Transaction, our stockholders and RareGen unitholders will become HoldCo stockholders. HoldCo is incorporated under the laws of the State of Delaware and the rights of HoldCo stockholders will be governed by the laws of the State of Delaware, including the DGCL, HoldCo’s certificate of incorporation and HoldCo’s bylaws. As a result, the rights of our stockholders and RareGen unitholders who become HoldCo stockholders will continue to be governed by the laws of the State of Delaware (although in the case of RareGen, under the DGCL and not the DLLCA) but will also be governed by HoldCo’s certificate of incorporation and HoldCo’s bylaws.
As Liquidia Technologies’ successor following the closing of the Merger Transaction, the certificate of incorporation and bylaws of HoldCo are substantially identical to the amended and restated certificate of incorporation, as amended, and the amended and restated bylaws of our company. The only changes between the governing documents of our company and HoldCo are (i) the company name, (ii) the number of shares of HoldCo common stock authorized under the HoldCo certificate of incorporation (80,000,000 shares) versus the number of shares of our common stock currently authorized under our amended and restated certificate of incorporation, as amended (60,000,000 shares) and (iii) the addition of an exclusive federal forum provision in HoldCo’s bylaws for the resolution of any complaint asserting a cause of action arising under the Securities Act. As such, the rights of our stockholders contained in the amended and restated certificate of incorporation, as amended, and amended and restated bylaws of our company will not substantially change following the Merger Transaction. See “Description of HoldCo Capital Stock Following Completion of the Merger Transaction” on page 166 for more information.
The comparison of stockholder and unitholder rights contained in the section entitled “Comparison of Stockholder and Unitholder Rights” beginning on page 171 is based on the certificate of incorporation and bylaws of HoldCo that are currently in effect and will be in effect following the completion of the Merger Transaction. The following discussion is not intended to provide a comprehensive discussion of each company’s governing documents and is qualified in its entirety by reference to HoldCo’s certificate of incorporation and bylaws attached to the registration statement of which this proxy statement/prospectus is a part as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein. Copies of our governing documents have been filed with the SEC. We encourage you to read the governing documents and relevant provisions of the DGCL and the DLLCA.
Listing of Shares of HoldCo Common Stock; Delisting and Deregistration of Shares of Liquidia Technologies common stock
It is a condition to the completion of the merger that the shares of HoldCo common stock to be issued to our stockholders and RareGen members pursuant to the Merger Transaction be authorized for listing on the Nasdaq Capital Market at the effective time of the Merger Agreement, subject to official notice of issuance. Upon completion of the Merger Transaction, shares of our common stock currently listed on the

Nasdaq Capital Market will cease to be listed on the Nasdaq Capital Market and will be subsequently deregistered under the Exchange Act. For more information regarding the listing of shares of HoldCo common stock and the delisting and deregistration of shares of our common stock, see the section entitled “Proposal 1 — The Merger Transaction: Listing of Shares of HoldCo Common Stock; Delisting and Deregistration of Shares of Liquidia Technologies common stock” beginning on page 117.
The Liquidia Special Meeting
The special meeting of our stockholders will be held on October 21, 2020, at 4:30 p.m., Eastern Time, virtually at www.meetingcenter.io/287587626, to consider and take action with respect to the following:
•
to consider and vote upon a proposal to adopt the Merger Agreement dated as of June 29, 2020, among Liquidia Technologies, RareGen, HoldCo, Liquidia Merger Sub, RareGen Merger Sub and the Members’ Representative, pursuant to which Liquidia Technologies and RareGen will each become a subsidiary of HoldCo, and each share of Liquidia Technologies common stock will be automatically converted into one share of HoldCo common stock and to approve the merger of Liquidia Merger Sub with and into Liquidia Technologies, which we refer to herein as Proposal 1;

•
to consider and vote on a proposal to approve the Liquidia Corporation 2020 Long-Term Incentive Plan, which we refer to as the HoldCo 2020 Incentive Plan, effective upon the completion of the proposed Merger Transaction, which we refer to herein as Proposal 2;

•
to consider and vote on a proposal to approve the Liquidia Corporation 2020 Employee Stock Purchase Plan, which we refer to as the HoldCo 2020 ESPP, effective upon the completion of the proposed Merger Transaction, which we refer to herein as Proposal 3;

•
to ratify the appointment of PricewaterhouseCoopers LLP as HoldCo’s independent registered public accounting firm for the year ending December 31, 2020, which we refer to herein as Proposal 4; and

•
to consider and vote upon a proposal to grant discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4, which we refer to herein as Proposal 5.

Only holders of record of our common stock at the close of business on September 14, 2020, the Record Date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting or any adjournments or postponements thereof. At the close of business on the Record Date, 37,752,027 shares of our common stock were issued and outstanding.
In connection with the Merger Agreement, (i) Mr. Fowler, our and HoldCo’s Chief Executive Officer and a director of our company and HoldCo, (ii) Canaan VIII L.P., a 5% stockholder of our company, (iii) Eshelman Ventures, LLC and Fredric N. Eshelman, together a principal stockholder of our company, and (iv) New Enterprise Associates 12, Limited Partnership and NEA Ventures 2006 Limited Partnership, together a 5% stockholder of our company, which we refer to collectively as the Supporting Stockholders and which beneficially own an aggregate of approximately 34.5% of our common stock outstanding as of the date of this proxy statement/prospectus, each entered into a separate Support Agreement with us, HoldCo and RareGen pursuant to which, among other things, each Supporting Stockholder agreed to support the Merger Transaction by voting the portion of the shares of our common stock over which such Supporting Stockholder has the power to vote (to the extent permitted by applicable law, rule or regulation) in favor of the Merger Agreement and the transactions contemplated thereby. The Support Agreements will terminate upon the earlier of (i) the consummation of the Merger Transaction and (ii) the date on which the Merger Agreement is validly terminated in accordance with its terms. For more information, see “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Support Agreements” beginning on page 138.
We currently expect that our directors and executive officers will vote their shares in favor of each of the proposals, although none of them has entered into any agreement obligating them to do so, except for Mr. Fowler, as indicated above.
A Liquidia Technologies stockholder may cast one vote for each share of our common stock owned. The following votes are required to approve each of the four proposals at the special meeting: (i) the proposal to approve the Merger Agreement and the Liquidia Merger requires the majority of our common stock entitled to vote on the matter; and (ii) the proposals to approve the HoldCo 2020 Incentive Plan, the HoldCo 2020 ESPP and the grant of discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4, and the proposal to ratify the appointment of PricewaterhouseCoopers LLP as HoldCo’s independent registered public accounting firm for the year ending December 31, 2020, each require the majority of Liquidia Technologies common stock present or represented by proxy at the special meeting and entitled to vote on the matter.
If necessary to solicit additional proxies if there are not sufficient votes to approve Proposals 1, 2, 3 or 4, the holders of a majority of the shares entitled to vote and present in person or represented by proxy, whether or not a quorum is present, may adjourn the meeting to another place, date or time without further notice unless the adjournment is for more than 30 days after the date for which the meeting was originally noticed or if after the adjournment a new Record Date is fixed for the adjourned meeting, in which case a written notice of the place, if any, date and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, will be given to each stockholder of record entitled to vote at the meeting.
For more information, see “Voting Procedures” beginning on page 1 and “Questions and Answers About the Merger Transaction” beginning on page 8.
Comparative Market Value of Liquidia Technologies Common Stock and RareGen Units
Our common stock is currently listed on the Nasdaq Capital Market under the symbol “LQDA”. There is no established public trading market for RareGen units. The following table sets forth the closing sales price of our common stock on June 29, 2020, the last full trading day immediately preceding the public announcements of the Merger Transaction and a concurrent public offering of our common stock, and on September 15, 2020, the latest practicable date prior to the date of this proxy statement/prospectus.
Date	Liquidia Technologies Common Stock	RareGen Units
June 29, 2020	$10.67	N/A
September 15, 2020	$5.42	N/A
Appraisal Rights
Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. The laws of the State of Delaware, which is the state of incorporation and formation of both our company and RareGen, respectively govern whether or not appraisal rights are available in a given merger.
Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are listed on a national securities exchange. Therefore, because our common stock is listed on Nasdaq, and will receive in the merger only shares of HoldCo common stock, which will be publicly listed on Nasdaq, holders of our common stock will not be entitled to appraisal rights in the merger with respect to their shares of our common stock.
Under the DLLCA, appraisal rights do not exist except when those rights are specifically provided for in the company agreement or an agreement of merger. Because appraisal rights are not specifically provided for in the Merger Agreement or RareGen’s operating agreement, dated as of August 7, 2018, as amended, or the operating agreement, RareGen members also do not have appraisal rights in connection with the Merger Transaction.
For more information on the appraisal rights as it relates to the Merger Transaction, see the section entitled “Proposal 1 — The Merger Transaction: Appraisal Rights” beginning on page 118.

Required RareGen Vote
The Requisite RareGen Approval was obtained on June 29, 2020, which included the approval of PBM Capital Finance, LLC, or PBM Capital Finance, Serendipity and Damian deGoa, which own 70.65%, 25.00% and 0.75%, respectively, of RareGen’s common units. As a result, no further RareGen member approval or action is necessary to complete the Merger Transaction.
Risk Factors
For a complete description of the risks relating to the Merger Transaction, the businesses of HoldCo and RareGen and the ownership of HoldCo common stock and other risk factors, please see the section immediately below entitled “Risk Factors” beginning on page 36.

RISK FACTORS
If you are a Liquidia Technologies stockholder, you should carefully consider the following risk factors before deciding whether to vote to adopt the Merger Agreement and approve the Liquidia Merger and the other proposals presented herein. These risk factors should be considered in conjunction with the other information included in this proxy statement/prospectus, including the matters addressed in the section entitled “Forward-Looking Statements” on page 87. Additional risks and uncertainties not presently known to us or RareGen, or that are not currently believed to be important to you, also may adversely affect the Merger Transaction and HoldCo following completion of the Merger Transaction.
Risks Related to the Merger Transaction
We may not achieve the benefits expected from the Merger Transaction, which may harm our business and could result in the loss of key suppliers, licensees, collaborators, business partners and personnel.
Achieving the benefits of the Merger Transaction will depend in part on the successful integration of the technology, platforms, capabilities, operations and personnel of our company and RareGen in a timely and efficient manner to minimize the impact on suppliers, licensees, collaborators, business partners, employees and management. The integration of our company and RareGen will be a complex, time-consuming and expensive process and may harm our business, financial condition and results of operations. The challenges involved in this integration include, but are not limited to, the following:
•
retaining existing suppliers, licensees, collaborators and business partners of both our company and RareGen;

•
retaining and integrating directors, executive management and other key employees of both our company and RareGen;

•
onboarding RareGen employees to our company’s benefit plans and payroll;

•
managing the RareGen field sales team;

•
consolidating the companies’ promotional, sales and commercialization efforts so that the industry receives useful information about HoldCo’s product candidates and services;

•
identifying and eliminating redundant operations and assets;

•
coordinating research and development activities to integrate existing technologies and enhance introduction of new products and technologies;

•
persuading employees that the business cultures of our company and RareGen are compatible; and

•
maintaining and upgrading uniform standards, controls, procedures and policies for compliance with rules and regulations customary in our line of business, including but not limited to federal and state healthcare requirements and internal controls and procedures that we will be required to maintain under the Sarbanes-Oxley Act of 2002.

We cannot assure you that we can successfully integrate our business with that of RareGen in a timely manner or that all or any of the anticipated benefits of the Merger Transaction will be realized.
The Merger Transaction involves the integration of two companies that previously have operated independently. Risks to the successful integration of the two companies include:
•
the impairment of relationships with employees, suppliers, licensees, collaborators and business partners;

•
the potential disruption of our business and distraction of our management;

•
the difficulty of incorporating acquired technology, platforms and relationships from RareGen into our offerings;

•
not achieving expected synergies as a result of a number of factors, including, but not limited to, the failure of the FDA to timely approve our NDA for LIQ861 and/or the failure of Sandoz’s treprostinil pursuant to the Promotion Agreement to be administered subcutaneously; and

•
unanticipated expenses related to integration of the two companies.

We may not succeed in addressing these risks or any other problems encountered in connection with the Merger Transaction.
No market currently exists for HoldCo common stock, and the market value of HoldCo common stock after the Merger Transaction could be less than the value of RareGen equity and our common stock before the Merger Transaction.
The market value of the shares of HoldCo common stock that you will receive in exchange for common units of RareGen or shares of our common stock in the Merger Transaction, in the case of RareGen, was not known at the time RareGen members voted to adopt the Merger Agreement and approve the RareGen Merger, and in the case of our company, will not be known at the time our stockholders vote to adopt the Merger Agreement and approve the Liquidia Merger because the shares of HoldCo common stock will not trade publicly until the completion of the Merger Transaction. Common units of RareGen and shares of our common stock may have a greater value than the shares of HoldCo common stock for which they will be exchanged in the Merger Transaction.
The pro forma financial statements included in this proxy statement/prospectus are presented for informational purposes only and may not be an indication of our financial condition or results of operations following completion of the Merger Transaction.
The HoldCo unaudited pro forma condensed combined financial statements contained in this proxy statement/prospectus are presented for informational purposes only and are not necessarily indicative of what our actual financial condition or results of operations would have been had the Merger Transaction been completed on the dates indicated. The HoldCo unaudited pro forma condensed combined financial statements reflect adjustments, which are based upon preliminary estimates, to record the RareGen identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. The purchase price allocation reflected in this document is preliminary, and final allocation of the purchase price will be based upon the actual purchase price and the fair value of the assets and liabilities of RareGen as of the date of the completion of the merger. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this document. For more information, see the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements of HoldCo,” beginning on page 77.
You will receive a fixed percentage of HoldCo common stock despite changes in the values of RareGen common units or our common stock.
There will be no adjustment to the percentage of HoldCo common stock to be exchanged for each unit of RareGen and each share of our common stock due to changes in the fair market value of either common units of RareGen or our common stock. In addition, neither we nor RareGen may terminate the Merger Agreement or “walk away” from the Merger Transaction solely because of changes in the value of either company’s equity. Therefore, if the value of common units of RareGen or our common stock changes relative to the value of the other, there will be no change in what you receive in the Merger Transaction to reflect this. The share price of our common stock is subject to the general price fluctuations in the market for publicly traded equity securities and has experienced significant volatility. Our stockholders should obtain recent market quotations for our common stock. We and RareGen cannot predict or give any assurances as to the market price of our common stock before the Merger Transaction or of HoldCo common stock at any time after the completion of the Merger Transaction.
The market price for HoldCo common stock following the closing may be affected by factors different from those that historically have affected our common stock and RareGen common units.
Upon completion of the Merger Transaction, holders of shares of our common stock and RareGen common units will become holders of HoldCo common stock. Our business differs from that of RareGen, and accordingly the results of operations of HoldCo will be affected by some factors that are different from those currently affecting our results of operations. The results of operation of HoldCo may also be affected by factors different from those currently affecting us. For a discussion of our and RareGen’s businesses and of important factors to consider in connection with those businesses, see the documents incorporated by reference in this proxy statement/prospectus and referred to in the section entitled “Where You Can Find Additional Information” beginning on page 201 and the section entitled “RareGen’s Business” beginning on page 69, respectively.
Any delay in completing the Merger Transaction may reduce or eliminate the benefits expected to be achieved thereunder.
The Merger Transaction is subject to a number of conditions beyond our and RareGen’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither we nor RareGen can predict whether and when these conditions will be satisfied. Any delay in completing the Merger Transaction could cause us not to realize some or all of the operational and revenue synergies and other benefits that we and RareGen expect to achieve if the merger is successfully completed within its expected time frame.
Completion of the Merger Transaction is subject to a number of conditions, which, if not satisfied or waived, may result in termination of the Merger Agreement.
The Merger Agreement contains a number of conditions to completion of the Merger Transaction. The conditions to the obligations of our company and RareGen that must be satisfied or waived before the completion of the Merger Transaction include, among other things, the following, subject to certain exceptions and qualifications:
•
declaration by the SEC of the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the absence of any stop order suspending such effectiveness;

•
our stockholder approval of the Merger Agreement and the Liquidia Merger;

•
absence of any order by any governmental entity or court, or consent, approval or other authorization, that prevents or prohibits the Merger Transaction or any other transactions contemplated by the Merger Agreement, and the absence of any pending legal proceeding seeking such order;

•
the receipt of all required consents, approvals and authorizations of any governmental, administrative, judicial or regulatory authority;

•
the Hart-Scott-Rodino Act, or the HSR Act, waiting period (together with any extensions thereof) relating thereto shall have expired or been terminated, if applicable;

•
RareGen and the Members’ Representative shall have entered into the litigation funding and indemnification agreement; and

•
the HoldCo common stock issuable to our stockholders and RareGen members in the Merger Transaction being approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

Pursuant to a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020, (i) RareGen has waived the requirement in the Merger Agreement that the shares issuable to RareGen members in the Merger Transaction be registered on the registration statement of which this proxy statement/prospectus is a part and (ii) HoldCo has covenanted and agreed to file with the SEC a resale registration statement as promptly as practicable following the closing of the Merger Transaction to register for resale the shares of HoldCo common stock issuable to RareGen members in the Merger Transaction and to use reasonable best efforts to cause such resale registration statement to be declared effective by the SEC within 60 days following the closing date of the Merger Transaction.
The conditions to the obligations of our company to effect the Liquidia Merger also include, among other things, the following, subject to certain exceptions and qualifications:
•
the continued truth and correctness at the closing of the Merger Transaction of the representations and warranties given by RareGen as of the date of the execution of the Merger Agreement; or, if this condition is not so satisfied, any failures of such representations and warranties to be so true and correct do not have, in the aggregate, a material adverse effect on the assets, liabilities, business, financial condition, results of operations or capitalization of RareGen;

•
RareGen’s performance or compliance in all material respects with all agreements and covenants required by the Merger Agreement on or prior to the effective time of the Merger Transaction;

•
RareGen’s services agreement with PBM Capital Group shall be terminated or, by agreement of us, RareGen and PBM Capital Group, amended and restated, in either case as of the effective time of the Merger Transaction;

•
the resignation of all RareGen officers, directors, and Joint Steering Committee members (other than Scott Moomaw) and the termination of Damian deGoa’s employment agreement with RareGen;

•
Sandoz’s consent and waiver to the transactions contemplated by the Merger Agreement, which waiver of its Promotion Agreement termination right upon a change of control of RareGen was obtained subject to the Merger Transaction closing on or prior to December 31, 2020 pursuant to the second amendment to the Promotion Agreement, shall be in effect and shall not have been rescinded or conditioned as of the effective time of the Merger Transaction;

•
PBM Capital Finance and Serendipity BioPharma LLC, or Serendipity, shall have executed a Cooperation Agreement, and each RareGen member shall have executed and delivered a lock-up agreement, each as further described below under “The Merger Agreement – Agreements Entered Into in Connection with the Merger Agreement” beginning on page 135; and

•
RareGen shall have cash as of closing equal to at least $1,000,000.

The Sandoz consent and waiver included in the second amendment to the Promotion Agreement is effective through December 31, 2020. In the event that the Merger Transaction does not close on or before December 31, 2020, RareGen will need to obtain an extension to Sandoz’s consent and waiver in order to satisfy the condition to closing.
The conditions to the obligations of RareGen to effect the RareGen Merger also include, among other things, the following, subject to certain exceptions and qualifications:
•
the continued truth and correctness at the closing of the Merger Transaction of the representations and warranties given by HoldCo, our company, Liquidia Merger Sub and RareGen Merger Sub as of the date of the execution of the Merger Agreement; or, if this condition is not so satisfied, any failures of such representations and warranties to be so true and correct do not have, in the aggregate, a material adverse effect on the assets, liabilities, business, financial condition, results of operations or capitalization of HoldCo, our company, Liquidia Merger Sub or RareGen Merger Sub;

•
the performance or compliance in all material respects by HoldCo, our company, Liquidia Merger Sub and RareGen Merger Sub with all agreements and covenants required by the Merger Agreement on or prior to the effective time of the Merger Transaction; and

•
we shall have taken all necessary action to ensure that Dr. Jeffs and Mr. Manning shall have been appointed to the HoldCo board of directors as of the effective time of the Merger Transaction.

Many of the conditions to completion of the Merger Transaction are not within either our or RareGen’s control, and neither company can predict when or if these conditions will be satisfied. If any of these conditions are not satisfied or waived prior to December 31, 2020, it is possible that the Merger Agreement may be terminated. Although we and RareGen have agreed in the Merger Agreement to use reasonable best efforts, subject to certain limitations, to complete the merger in the most expeditious manner practicable, these and other conditions to completion of the merger may fail to be satisfied.
The Merger Agreement may be terminated in accordance with its terms and the Merger Transaction may not be completed.
We and RareGen may terminate the Merger Agreement under certain circumstances, including, among other reasons, if the Merger Transaction is not completed by December 31, 2020. In addition, if the Merger Agreement is terminated (i) by us if our board of directors decides to accept a superior proposal or (ii) by RareGen if our board of directors changes its recommendation to our stockholders following receipt of an alternative proposal, then we shall pay to RareGen a termination fee of  $7.5 million, as more fully discussed in the section entitled “The Merger Agreement — Termination Fee” beginning on page 134.
In addition, although Neal Fowler, Canaan VIII L.P., Eshelman Ventures, LLC and Fredric N. Eshelman and an additional large institutional investor of our company have agreed to vote their shares of our common stock in favor of the approval of the Merger Agreement and the Liquidia Merger, pursuant to separate Support Agreements, this obligation will terminate if the Merger Agreement is validly terminated. See “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Support Agreements” beginning on page 138 for additional information regarding such agreements.
We may incur substantial transaction fees and merger-related costs in connection with the Merger Transaction.
We expect to incur a number of substantial expenses, totaling approximately $4.5 million, associated with completing the Merger Transaction, including the costs and expenses of filing, printing and mailing the definitive proxy statement/prospectus and proxy card and all filing and other fees paid to the SEC and Nasdaq in connection with the Merger Transaction, investment banking fees and expenses, and combining the operations of the two companies. While we have assumed that a certain level of transaction and coordination expenses will be incurred, there are a number of factors beyond our control that could affect the total amount or the timing of these transaction and coordination expenses. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately. Additional unanticipated costs may be incurred in the integration of the businesses of our company and RareGen, and such costs could become substantial. Although it is expected that the elimination of certain duplicative costs, as well as the realization of other efficiencies related to the integration of the two businesses, will offset the incremental transaction and merger-related costs over time, this net benefit may not be achieved in the near term, or at all. Further, if the Merger Transaction is not completed, we would have to recognize these expenses without realizing the expected benefits of the Merger Transaction. These costs could adversely affect our financial condition and results of operations prior to the Merger Transaction and of HoldCo following completion of the Merger Transaction.
Our stockholders may not realize a benefit from the Merger Transaction commensurate with the ownership dilution they will experience in connection with the Merger Transaction.
If we are unable to realize the strategic and financial benefits currently anticipated from the Merger Transaction, our stockholders will have experienced substantial dilution of their ownership interest without receiving any commensurate benefit. Significant management attention and resources will be required to integrate the two companies. Delays in this process could adversely affect our business, financial results, financial condition and stock price following completion of the Merger Transaction. Even if the combined company were able to integrate the business operations successfully, there can be no assurance that this integration will result in the realization of the full benefits of synergies, innovation and operational efficiencies that may be possible from this integration and that these benefits will be achieved within a reasonable period of time.
We and RareGen will be subject to business uncertainties and contractual restrictions while the Merger Transaction is pending that may cause disruption from the transaction and may make it more difficult to maintain relationships with employees, suppliers, business partners or licensees.
Uncertainties about the effect of the Merger Transaction on employees, suppliers, business partners, licensees and other persons with whom we or RareGen has a business relationship may have an adverse effect on our business or RareGen prior to the Merger Transaction and on HoldCo following completion of the Merger Transaction. In connection with the pendency of the Merger Transaction, as well as during times of significant change and uncertainty such as the period following completion of the Merger Transaction, suppliers, business partners, licensees and other persons with whom we or RareGen have a business relationship may delay or defer business decisions, decide to terminate, modify or renegotiate their relationships with our company or RareGen, or take other actions as a result of the Merger Transaction that could negatively affect our or RareGen’s respective revenues, earnings and cash flows, as well as the market price or fair market value of their respective securities. The ability of us or RareGen to raise additional capital through the debt markets, and the associated borrowing costs, may also be negatively impacted. These disruptions could have an adverse effect on the results of operations, cash flows and financial position of us or RareGen, including an adverse effect on HoldCo’s ability to realize the expected cost savings and other benefits of the Merger Transaction. The risk, and adverse effect, of any disruption could be exacerbated by a delay in completion of the Merger Transaction or termination of the Merger Agreement.

Employee execution of retention agreements and recruitment of additional employees may be particularly challenging prior to the completion of the Merger Transaction, as employees and prospective employees may experience uncertainty about their future roles with HoldCo. If, despite our or RareGen’s retention and recruiting efforts, key employees depart or prospective key employees fail to accept employment with either company because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with HoldCo, our and RareGen’s financial results could be adversely affected. Furthermore, HoldCo’s operational and financial performance following completion of the Merger Transaction could be adversely affected if it is unable to retain key employees and skilled workers of our company or RareGen. The loss of the services of key employees and skilled workers and their experience and knowledge regarding our or RareGen’s businesses could adversely affect HoldCo’s future operating results and its successful ongoing operation of the business.
During the pendency of the Merger Transaction, we may not be able to enter into a business combination with another party because of restrictions in the Merger Agreement.
Covenants in the Merger Agreement impede our ability to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Merger Transaction, even if such transactions might be favorable to our stockholders. As a result, if the Merger Transaction is not completed, we may be at a disadvantage to our competitors. In addition, while the Merger Agreement is in effect and subject to limited exceptions, we are discouraged from soliciting, initiating, encouraging or taking actions designed to facilitate any inquiries or the making of any proposal or offer that could lead to the entering into certain extraordinary transactions with any third party, such as a strategic collaboration agreement involving LIQ861, or a sale of our assets, an acquisition of our common stock, a tender offer for our common stock, a merger or other business combination outside the ordinary course of business, as the termination of the Merger Agreement of (i) by us if our board of directors decides to accept a superior proposal or (ii) by RareGen if our board of directors changes its recommendation following the receipt of an alternative proposal would result in us paying to RareGen a termination fee of  $7.5 million. For more information, see the section entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 134.
Because the lack of a public market for the RareGen common units makes it difficult to evaluate the fairness of the Merger Transaction, RareGen’s members may receive consideration in the RareGen Merger that is greater than or less than the fair market value of the RareGen common units.
The outstanding equity of RareGen is privately held and is not traded in any public market. The lack of a public market makes it extremely difficult to determine the fair market value of RareGen. Since the percentage of HoldCo’s common stock to be issued to RareGen’s members was determined based on negotiations between the parties, it is possible that the value of HoldCo’s common stock to be issued in connection with the RareGen Merger will be greater than the fair market value of RareGen. Alternatively, it is possible that the value of the shares of HoldCo common stock to be issued in connection with the RareGen Merger will be less than the fair market value of RareGen.
The combined company will incur significant transaction costs as a result of the Merger Transaction, including investment banking, legal and accounting fees. In addition, the combined company will incur significant consolidation and integration expenses which cannot be accurately estimated at this time, including costs associated with the integration of the RareGen sales force. Actual transaction costs may substantially exceed our estimates and may have an adverse effect on the combined company’s financial condition and operating results.
Failure of the Merger Transaction to qualify as an exchange as described in Section 351 of the Code could adversely affect the RareGen members and our stockholders.
The parties intend for the Merger Transaction to qualify, for U.S. federal income tax purposes, as a transfer described in Section 351 of the Code. For a description of the material U.S. federal income tax consequences of the Merger Transaction to our stockholders, please see the information set forth in the section entitled “Proposal 1 — The Merger Transaction: Material U.S. Federal Income Tax Consequences” beginning on page 114. Each of our stockholders is encouraged to consult such member’s or stockholder’s own tax advisor for a complete understanding of the tax consequences of the Merger Transaction. Certain structural and other requirements are required to be satisfied for a transaction to qualify as a transfer described in Section 351 of the Code. We should not recognize taxable gain or loss if the Merger Transaction fails to qualify as an exchange described in Section 351 of the Code. Each Liquidia Technologies U.S. holder would recognize capital gain or loss in an amount equal to the difference between the value of the HoldCo common stock received and the U.S. holder’s tax basis in our common stock exchanged for such HoldCo common stock, if the Merger Transaction fails to qualify as an exchange described in Section 351 of the Code.
The future results of HoldCo will suffer if HoldCo does not effectively manage its expanded operations following the completion of the Merger Transaction.
Following the completion of the Merger Transaction, the size and complexity of the business of HoldCo will increase beyond the current size of either our or RareGen’s business. HoldCo’s future success depends, in part, upon its ability to manage this expanded business, which will pose substantial challenges for management, including challenges related to the management and monitoring of new operations and associated increased costs and complexity. If HoldCo is unsuccessful in managing its integrated operations, or if it does not realize the expected operating efficiencies, cost savings and other benefits currently anticipated from the Merger Transaction, the operations and financial condition of HoldCo could be adversely affected and HoldCo may not be able to take advantage of business development opportunities.
Our internal financial forecasts regarding RareGen may not prove accurate.
In connection with the Merger Transaction, our management prepared internal, stand-alone, pre-transaction financial forecasts of RareGen. These forecasts are based on numerous variables and assumptions that are inherently uncertain and are beyond our control, including assumptions with respect to macro-economic trends, interest rates and anticipated growth rates, and is not necessarily indicative of what RareGen’s actual results of operations, cash flows or financial position would be on the dates indicated. The assumptions used in preparing these forecasts may not prove to be accurate and other factors may affect HoldCo’s actual results and financial condition after the completion of the Merger Transaction, which may cause HoldCo’s actual results and financial condition to differ materially from our estimates contained in the unaudited prospective financial information for RareGen. These forecasts were not prepared with a view to public disclosure, are subject to significant economic, competitive, industry and other uncertainties and may not be achieved in full, at all, or within projected timeframes. The failure of our or RareGen’s businesses to achieve projected results could have a material adverse effect on the price of HoldCo common stock, HoldCo’s financial position, and HoldCo’s operating results and cash flows.
The Merger Transaction may not be accretive and may cause dilution to HoldCo’s earnings per share, which may negatively affect the market price of common stock of HoldCo.
HoldCo could fail to realize all of the benefits anticipated in the Merger Transaction or experience material delays or inefficiencies in realizing such benefits, which could cause dilution to HoldCo’s adjusted diluted earnings per share or decrease or delay the expected accretive effect of the Merger Transaction and cause a decrease in the market value of HoldCo’s common stock.
Any of these factors could negatively impact HoldCo earnings per share or decrease or delay the expected accretive effect of the Merger Transaction and cause a decrease in the market price of common stock of HoldCo.
The Merger Transaction may be completed even though material adverse changes may result from the announcement of the Merger Transaction, industry-wide changes and other causes.
We and RareGen have made representations to each other that there has not been a material adverse change affecting our respective companies and if such representation is not accurate at closing, the other party will not be obligated to complete the Merger Transaction. However, certain types of changes will not constitute a material adverse change, including:
•
any change or condition relating to the economy or securities markets in general, or the industries in which we or RareGen operate in general, and not specifically relating to our company or RareGen;

•
acts of war, armed hostilities or terrorism;

•
any changes in applicable laws or accounting rules, including accounting principles generally accepted in the United States, or GAAP;

•
any change or condition attributable to the public announcement or pendency of the Merger Agreement or the transactions contemplated by the Merger Agreement, including the loss of customers, suppliers, vendors, lenders, investors, licensors, collaboration partners, employees, other third parties or the performance by us or RareGen of the Merger Agreement;

•
with respect to our company, effects resulting from Hatch-Waxman based litigation relating to LIQ861;

•
geopolitical conditions (including any trade wars), any outbreak, including continuation or expansion of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism (including cyber-terrorism);

•
hurricane, flood, tornado, earthquake or other natural disaster or act of God or weather conditions, or any pandemic, epidemic, plague, or other outbreak of illness or public health event;

•
with respect to our company, the failure to meet any internal or external projections or forecasts or any decline in the price of our common stock or changes in the trading volume thereof; and

•
with respect to RareGen, any effects resulting from any litigation and claims subject to the litigation funding and indemnification agreement.

If any of these adverse changes occur and we and RareGen complete the Merger Transaction, HoldCo may suffer.
Risks Related to the Business of HoldCo
HoldCo will need to raise capital after the closing of the Merger Transaction in order to support its operations, which capital may not be available on terms acceptable to HoldCo, or at all.
As of June 30, 2020, we had cash of approximately $23.6 million and RareGen had cash and cash equivalents of approximately $8.7 million. RareGen will distribute all of its cash in excess of $1 million prior to the closing of the Merger Transaction and will have $1 million in cash immediately following the closing. In July 2020, we closed an underwritten public offering pursuant to which we sold 9,375,000 shares of our common stock at a public offering price of $8.00, for total gross proceeds of $75 million, before deducting underwriting discounts and commissions. Following this public offering and the Merger Transaction, HoldCo will likely need to raise substantial additional capital to continue its business operations and remain in compliance with the minimum cash covenant on its debt during and beyond the third quarter of 2021, in addition to commercializing LIQ861, if approved. As a result, HoldCo will need to raise capital after the closing of the Merger Transaction from the sale of debt or equity securities or other sources in order to support its operations. There can be no assurance that HoldCo will be able to obtain this capital on acceptable terms, or at all. If HoldCo issues additional equity or convertible debt securities to raise this capital, your percentage ownership of HoldCo will be reduced, and you may experience significant dilution. In addition, new investors in HoldCo may demand rights, preferences or privileges that differ from, or are senior to, yours, including warrants in addition to the securities purchased and protection against future dilutive transactions.
We have incurred losses over the last few years in excess of RareGen’s operating income, and HoldCo may not be able to achieve profitability.
We have incurred net losses of $28.7 million during the six months ended June 30, 2020 and $47.6 million, $53.1 million and $29.2 million during the years ended December 31, 2019, 2018 and 2017, respectively. We also had negative operating cash flows for each of these periods. As of June 30, 2020 and December 31, 2019, we had an accumulated deficit of $243.9 million and $215.2 million, respectively.
Since our incorporation, we have invested heavily in the development of our product candidates and technologies, as well as in recruiting management and scientific personnel. To date, we have not commenced the commercialization of our product candidates and all of our revenue has been derived from up-front fees and milestone payments made to our company in connection with licensing and collaboration arrangements we have entered into. These up-front fees and milestone payments have been, and may continue to be, insufficient to match our operating expenses. We expect to continue to devote substantial financial and other resources to the clinical development of our product candidates and, as a result, must generate significant revenue to achieve and maintain profitability.
RareGen achieved income from operations of $0.4 million in 2019 and RareGen’s future income from operations is not expected to offset our net losses and accumulated deficit for the foreseeable future.
As a result, HoldCo may continue to incur losses and negative cash flow and may never transition to profitability or positive cash flow. Even if HoldCo does achieve profitability, it may not sustain or increase profitability on a quarterly or annual basis in the future. If HoldCo is unable to achieve profitability, it may be forced to implement expense reduction measures, including selling its assets, consolidating its operations, reducing its workforce or delaying, canceling or reducing certain product development, marketing or other operational programs, any of which could harm its business.
Following the closing of the Merger Transaction, HoldCo’s two subsidiaries will be Liquidia Technologies, a late-stage clinical biopharmaceutical company and RareGen, a provider of strategy, investment, and commercialization services and support for rare disease pharmaceutical products, with no approved products and no historical product revenue aside from RareGen’s commercialization of a generic version of Remodulin®, which may make it difficult for you to evaluate HoldCo’s business, financial condition and prospects.
We are a late-stage clinical biopharmaceutical company with no history of commercial operations upon which you can evaluate our prospects. Drug product development involves a substantial degree of uncertainty. Our operations to date have been limited to developing our PRINT technology, undertaking preclinical studies and clinical trials for our product candidates and collaborating with pharmaceutical companies, including GlaxoSmithKline plc and/or its subsidiaries, collectively, GSK, to expand the applications for our PRINT technology through licensing as well as joint product development arrangements. We have not obtained marketing approval for any of our product candidates and, accordingly, have not demonstrated an ability to generate revenue from pharmaceutical products or successfully overcome the risks and uncertainties frequently encountered by companies undertaking drug product development. Consequently, your ability to assess our business, financial condition and prospects may be significantly limited. RareGen provides strategy, investment, and commercialization services and support for rare disease pharmaceutical products, and it has a small, targeted sales force focused on PAH. To date, RareGen’s operations consists entirely of providing services and support relative to the commercialization and marketing of Sandoz’s first-to-file fully substitutable generic version of Remodulin®, a parenteral formulation of treprostinil owned by United Therapeutics and RareGen has a negative income from operations since inception. Further, the net losses that we incur may fluctuate significantly from quarter-to-quarter and year-to-year, such that a period-to-period comparison of our results of operations may not be a good indication of our future performance as a subsidiary of HoldCo. Other unanticipated costs may also arise. Therefore, it may be difficult to evaluate HoldCo’s business, financial condition and prospects as a combined company.
United Therapeutics has initiated a lawsuit against us in which it claims that LIQ861 is infringing three of its patents, which may result in our company being delayed in its efforts to commercialize LIQ861.
We are developing LIQ861 under the 505(b)(2) regulatory pathway with Tyvaso® as the reference listed drug. Accordingly, under the Hatch-Waxman Amendments to the Food, Drug and Cosmetic Act, we were required to, in the NDA for LIQ861, certify that patents listed in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations, or the “Orange Book”, for Tyvaso are invalid, unenforceable or will not be infringed by the manufacture, use or sale of LIQ861. Two of these patents are U.S. Patent No. 9,604,901, or the ‘901 patent, entitled “Process to Prepare Treprostinil, the Active Ingredient in Remodulin®”, and U.S. Patent No. 9,593,066, or the ‘066 patent”, entitled “Process to Prepare Treprostinil, the Active Ingredient in Remodulin®”, both of which are owned by United Therapeutics. A notice of the paragraph IV certification was required to be provided to United Therapeutics as the owner of the patents that are the subject of the certification to which the NDA for LIQ861 refers. On June 4, 2020, United Therapeutics, as the holder of such patents, asserted a patent challenge directed to the ‘901 patent and the ‘066 patent by filing a complaint against us in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00755-UNA), or the Hatch-Waxman Litigation, thereby triggering an automatic 30-month regulatory stay on final approval of the NDA for LIQ861. As a result of United Therapeutics’ patent challenge, the FDA is prohibited from approving the NDA for LIQ861 until the earliest to occur of the expiration of the 30-month stay, expiration of the ‘901 patent and ‘066 patent, settlement of the lawsuit or a decision in the infringement suit that is favorable to us as the NDA applicant. Accordingly, we may be subject to significant delay and incur substantial costs in litigation before we are able to commercialize LIQ861, if at all.
On July 21, 2020, the U.S. Patent and Trademark Office, or the USPTO, issued U.S. Patent No. 10,716,793, or the “793 patent”, entitled “Treprostinil Administration by Inhalation”, to United Therapeutics. On July 22, 2020, United Therapeutics filed an amended complaint in the Hatch-Waxman Litigation asserting infringement of the ‘793 patent by the practice of LIQ861. The infringement allegations of the ‘793 patent is separate from the 30-month regulatory stay on final approval of the NDA for LIQ861, which is only associated with the infringement allegations of the ‘901 patent and the ‘066 patent. We are required to make a certification with respect to the ‘793 patent in our NDA for LIQ861.
On July 30, 2020, Judge Andrews, presiding over the Hatch-Waxman Litigation, conducted a scheduling conference and set a claim construction hearing in May 2021 and set the trial to begin in March 2022.
On March 30, 2020, we filed two petitions for inter partes review with the Patent Trial and Appeal Board, or the PTAB, of the USPTO. One petition is for inter partes review of the ‘901 patent and a second petition is for inter partes review of the ‘066 patent, both of which are owned by United Therapeutics. We are seeking a determination that the claims in the ‘066 patent and the ‘901 patent are invalid. Both the ‘066 patent and the ‘901 patent are continuation patents to U.S. Patent No. 8,497,393 which was granted to United Therapeutics and subsequently invalidated by the USPTO in an inter partes review instituted in 2016 by SteadyMed Ltd. A determination by the PTAB to institute the petitions is expected early in the fourth quarter of 2020, and final written decisions determining the validity of the challenged claims of the ‘066 patent and the ‘901 patent, if the petitions are instituted by the PTAB, is expected within 12 months from institution.
Our commercial success depends largely on our ability to protect our intellectual property.
Our commercial success depends, in large part, on our ability to obtain and maintain patent protection and trade secret protection in the United States and elsewhere in respect of our product candidates and PRINT technology. If we fail to adequately protect our intellectual property rights, our competitors may be able to erode, negate or preempt any competitive advantage we may have. To protect our competitive position, we have filed and will continue to file for patents in the United States and elsewhere in respect of our product candidates and PRINT technology. The process of identifying patentable subject matter and filing a patent application is expensive and time-consuming. We cannot assure you that we will be able to file the necessary or desirable patent applications at a reasonable cost, in a timely manner, or at all. Further, since certain patent applications are confidential until patents are issued, third parties may have filed patent applications for subject matters covered by our pending patent applications without us being aware of such applications, and our patent applications may not have priority over patent applications of others. In addition, we cannot assure you that our pending patent applications will result in patents being obtained. Once published, all patent applications and publications throughout the world, including our own, become prior art to our new patent applications and may prevent patents from being obtained or interfere with the scope of patent protection that might be obtained. The standards that patent offices in different jurisdictions use to grant patents are not always applied predictably or uniformly and may change from time to time.
Even if we have been or are able to obtain patent protection for our product candidates or PRINT technology, if the scope of such patent protection is not sufficiently broad, we may not be able to rely on such patent protection to prevent third parties from developing or commercializing product candidates or technology that may copy our product candidates or technology. The enforceability of patents in the pharmaceutical industry involves complex legal and scientific questions and can be uncertain. Accordingly, we cannot assure you that third parties will not successfully challenge the validity, enforceability or scope of our patents. A successful challenge to our patents may lead to generic versions of our drug products being launched before the expiry of our patents or otherwise limit our ability to stop others from using or commercializing similar or identical products and technology. A successful challenge to our patents may also reduce the duration of the patent protection of our drug products or technology. If any of our patents are narrowed or invalidated, our business and prospects may be materially and adversely affected. In addition, we cannot assure you that we will be able to detect unauthorized use or take appropriate, adequate and timely actions to enforce our intellectual property rights. If we are unable to adequately protect our intellectual property, our business, competitive position and prospects may be materially and adversely affected.
Even if our patents or patent applications are unchallenged, they may not adequately protect our intellectual property or prevent third parties from designing around our patents or other intellectual property rights. If the patent applications we file or may file do not lead to patents being granted or if the scope of any of our patent applications is challenged, we may face difficulties in developing our product candidates, companies may be dissuaded from collaborating with us, and our ability to commercialize our product candidates may be materially and adversely affected. We are unable to predict which of our patent applications will lead to patents or assure you that any of our patents will not be found invalid or unenforceable or challenged by third parties. The patents of others may prevent the commercialization of product candidates incorporating our technology. In addition, given the amount of time required for the development, clinical testing and regulatory review of new product candidates, any patents protecting our product candidates may expire before or shortly after such product candidates might become approved for commercialization.
Moreover, the issuance of a patent is not conclusive as to the inventorship of the patented subject matter, or its scope, validity or enforceability. We cannot assure you that all of the potentially relevant prior art, that is, any evidence that an invention is already known, relating to our patents and patent applications, has been found. If such prior art exists, it may be used to invalidate a patent or may prevent a patent from being issued.
In addition, we, our collaborators or our licensees may fail to identify patentable aspects of inventions made in the course of development and commercialization activities before it is too late to obtain patent protection on them. As a result, we may miss potential opportunities to seek patent protection or strengthen our patent position.
HoldCo’s management, which is substantially similar to our management, has broad discretion in using the net proceeds from prior public and private equity offerings and may not use them effectively.
HoldCo’s management expects to use the net proceeds of July 2020 public offering and prior public and private equity offerings for ongoing commercial development of LIQ861, for continued development of LIQ865 and for general corporate purposes. The net proceeds are not being used to fund the acquisition of RareGen and we do not expect to use any material proceeds from this offering to fund the operations of RareGen. HoldCo’s management has broad discretion in the application of such proceeds and could spend the proceeds in ways that do not improve HoldCo’s results of operations or enhance the value of its equity. The failure by HoldCo’s management to apply these funds effectively could result in financial losses that could have a material adverse effect on HoldCo’s business, diminish cash flows available to service its debt, cause the value of its equity to decline and delay the development of its product candidates. Pending their use, HoldCo may invest such proceeds in short-term, investment-grade, interest-bearing securities, which may not yield favorable returns.
Disruptions at the FDA and other government agencies could hinder their ability to hire and retain key leadership and other personnel, prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of HoldCo’s business may rely, which could negatively impact HoldCo’s business.
The ability of the FDA to review and approve new products can be affected by a variety of factors, including global pandemics, natural disasters, geopolitical actions, government budget and funding levels, ability to hire and retain key personnel and accept the payment of user fees, and statutory, regulatory, and policy changes. Average review times at the FDA have fluctuated in recent years as a result. In addition, government funding of other government agencies on which our operations may rely, including those that fund research and development activities, is subject to the political process, which is inherently fluid and unpredictable.
Disruptions at the FDA and other agencies may also slow the time necessary for new drugs to be reviewed and/or approved by necessary government agencies, which would adversely affect our business. For example, in December 2019, a novel strain of COVID-19, or coronavirus, was reported to have surfaced in

Wuhan, China and has become a global pandemic as of the date of this proxy statement/prospectus. The full impact of the coronavirus is unknown and rapidly evolving. For example, after generally suspending in-person inspections due to COVID-19, the FDA recently announced it would resume domestic facility inspections, although the agency continues its general suspension of foreign facility inspections (although “mission-critical” inspections may be considered on a case-by-case basis). Because of the global pandemic, decision-making around facility inpsections by the FDA (including preapproval inspections) continues to evolve. Additionally, over the last several years, including from December 22, 2018 until January 25, 2019, the U.S. government has shut down several times and certain regulatory agencies, such as the FDA, have had to furlough critical FDA and other government employees and stop critical activities. If a prolonged government disruption occurs, it could significantly impact the ability of the FDA to timely review and process HoldCo’s regulatory submissions, which could have a material adverse effect on its business. Further, in HoldCo’s operations as a public company, prolonged government disruptions, global pandemics and other natural disasters or geopolitical actions could impact its ability to access the public markets and obtain necessary capital in order to properly capitalize and continue its operations.
HoldCo will depend upon third parties for materials and components necessary for both clinical and commercial production of LIQ861, including single suppliers for the active ingredient, the device, encapsulation and packaging of LIQ861.
We depend on third-party suppliers for the supply of materials and components necessary for clinical and commercial production of LIQ861, including the active pharmaceutical ingredients which are used in our product candidates. These supplies may not always be available to us at the standards we require or on terms acceptable to us, or at all, and we may not be able to locate alternative suppliers in a timely manner, or at all. If we are unable to obtain necessary clinical or commercial supplies, our manufacturing operations and clinical trials and the clinical trials of our collaborators, and our plans for commercial production may be delayed or disrupted and our business and prospects may be materially and adversely affected as a result.
For example, we currently rely on a sole supplier for treprostinil, the active pharmaceutical ingredient of LIQ861, which sources treprostinil from a manufacturer in South Korea. If our supplier is unable to supply treprostinil to us in the quantities we require, or at all, or otherwise default on its supply obligations to us, or if it ceases its relationship with us, we may not be able to obtain alternative supplies of treprostinil from other suppliers on acceptable terms, in a timely manner, or at all. Furthermore, LIQ861 is administered using the RS00 Model 8 DPI, or dry powder inhaler, which is manufactured by Plastiape S.p.A., or Plastiape, which is located in Italy. We also rely on a sole supplier for encapsulation and packaging services. We purchase treprostinil, our DPI supply and encapsulation and packaging services pursuant to purchase orders and do not have long-term contracts with these suppliers. In the event of any prolonged disruption to our supply of treprostinil, the manufacture and supply of RS00 Model 8 DPI or encapsulation and packaging services, our ability to develop and commercialize, and the timeline for commercialization of, LIQ861 may be adversely affected.
Additionally, in December 2019, a novel strain of COVID-19, or coronavirus, was reported to have surfaced in Wuhan, China and has become a global pandemic as of the date of this proxy statement/prospectus. The full impact of the coronavirus is unknown and rapidly evolving. Both South Korea, the country from which our supplier sources treprostinil, and Italy, the country in which Plastiape is headquartered, have had significant outbreaks of this disease, which, in the case of Italy, led to a lockdown of the entire country. The extent to which the coronavirus impacts our ability to procure sufficient materials and components for the development and commercialization of our products and product candidates (or for pre-approval inspections, if required in order for FDA to obtain sufficient assurance or verification of compliance with good manufacturing practice regulations) will depend on the severity, location and duration of the spread of the coronavirus, and the actions undertaken to contain the coronavirus or treat its effects.
We and RareGen depend on skilled labor, and HoldCo’s business and prospects may be adversely affected if it loses the services of its skilled personnel, including those in senior management, or is unable to attract new skilled personnel.
HoldCo’s ability to continue our and RareGen’s operations following completion of the Merger Transaction and manage its potential future growth depends on its ability to hire and retain suitably skilled and qualified employees, including those in senior management, in the long-term. Due to the specialized nature of our and RareGen’s work, there is a limited supply of suitable candidates. We and RareGen compete with other biotechnology and pharmaceutical companies, educational and research institutions and government entities, among others, for research, technical and clinical personnel. In addition, in order to manage its potential future growth effectively, HoldCo will need to improve its financial controls and systems and, as necessary, recruit sales, marketing, managerial and finance personnel. If HoldCo is unable to attract and retain skilled personnel, including in particular Neal Fowler, its Chief Executive Officer, its business and prospects may be materially and adversely affected.
We reported material weaknesses in internal control over financial reporting for the year ended December 31, 2019 and quarter ended June 30, 2020, and HoldCo cannot assure you that additional material weaknesses will not be identified in the future. Additionally, as a private company, RareGen’s internal controls over financial reporting will need to be upgraded to the level of a Sarbanes-Oxley compliant company. HoldCo’s failure to implement and maintain effective internal control over financial reporting could result in material misstatements in HoldCo’s financial statements, which could require HoldCo to restate its financial statements, cause investors to lose confidence in HoldCo’s reported financial information and have a negative effect on HoldCo’s stock price.
Effective internal controls over financial reporting are necessary for public companies to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause HoldCo to fail to meet its reporting obligations. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of HoldCo common stock. In addition, any future testing by HoldCo conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, or the subsequent testing by HoldCo’s independent registered public accounting firm, may reveal deficiencies in its internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement.
As required by the Sarbanes Oxley Act and commencing with the fiscal year ended December 31, 2019, we are required to furnish a report by management on, among other things, the effectiveness of its internal controls over financial reporting, or ICFR, for the fiscal year ended December 31, 2019. In connection with the assessment of the effectiveness of its ICFR, our management identified the following material weaknesses that existed as of December 31, 2019:
During 2019, we experienced significant turnover in finance personnel that reduced the complement and skill of the resources within our company. As a result, we did not maintain an effective control environment as we lacked a sufficient complement of resources with an appropriate level of knowledge, experience and training to design, maintain and monitor our ICFR commensurate with our financial reporting requirements. As a result, this material weakness contributed to the following material weaknesses:
•
We did not design and maintain controls to ensure adequate segregation of duties within our financial reporting function, including the preparation and review of journal entries. Specifically, some key accounting personnel had the ability to both prepare and post journal entries without an independent review by someone without the ability to prepare and post journal entries.

•
We did not design and maintain effective controls over certain information technology general controls for information systems that are relevant to the preparation of its financial statements. Specifically, we did not design and maintain effective user access controls to ensure appropriate segregation of duties and that adequately restrict user and privileged access to financial applications and data to appropriate Liquidia Technologies personnel.

These material weaknesses did not result in a material misstatement of our annual or interim financial statements for 2019. Additionally, these material weaknesses could result in a misstatement of the relevant account balances or disclosures that would result in a material misstatement to the annual or interim consolidated financial statements that would not be prevented or detected.
Additionally, HoldCo could be subject to regulatory scrutiny, a loss of public and investor confidence, and to litigation from investors and stockholders, all of which could have a material adverse effect on its business and the trading price of its shares. Subsequent to our December 31, 2019 year end, we began taking a number of actions, including designing and implementing new controls and revising existing controls, in order to remediate the material weaknesses described above. To that end, we have engaged a large accounting firm to assist us with the remediation efforts. Failure to remedy any material weakness in our internal control over financial reporting, or to implement or maintain other effective control systems required of public companies, could result in charges by the SEC with violating the books and records and internal control provisions of the federal securities laws which may result in penalties and fines to HoldCo or its or its subsidiaries’ directors and officers, and also could restrict our future access to the capital markets.
RareGen, as a private company, is not subject to Sarbanes-Oxley and, as such, following the closing of the Merger Transaction its internal controls over financial reporting will need to be built and/or upgraded, which could be time-consuming and expensive. For example, RareGen’s controls and processes will need to be formalized and HoldCo will need to build an internal finance function to support RareGen. The controller at PBM Capital Group currently acts as RareGen’s Chief Financial Officer and otherwise supports RareGen’s financial infrastructure needs. The acquisition of RareGen could also hinder HoldCo’s efforts to remediate its material weaknesses as management will need to devote substantial efforts and resources towards consummating the Merger Transaction, syncing Liquidia’s and RareGen’s businesses and implementing and upgrading ICFR for RareGen.
For as long as we and HoldCo are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, or the JOBS Act, its independent registered public accounting firm will not be required to attest to the effectiveness of the issuer’s internal controls over financial reporting pursuant to Section 404. We or HoldCo, as our successor, could be an emerging growth company for up to an additional three years. An independent assessment of the effectiveness of the issuer’s internal controls could detect additional problems that its management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us or HoldCo to incur additional remediation expenses.
HoldCo’s ability to use net operating losses to offset future taxable income will be subject to certain limitations.
In general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to limitations on its ability to utilize its pre-change net operating losses to offset future taxable income. A corporation generally undergoes an “ownership change” if the percentage of stock of the corporation owned by one or more of its 5% stockholders has increased by more than 50 percentage points over a three-year period.
Our existing net operating losses currently are subject to limitations arising from previous ownership changes and will be subject to additional limitations as a result of the Merger Transaction. In addition, if HoldCo undergoes an ownership change after the Merger Transaction, the combined company’s ability to utilize NOLs could be further limited by Section 382 of the Code. It is impossible for HoldCo to ensure that it will not experience an ownership change in the future because changes in its stock ownership, some of which are outside of HoldCo’s control, could result in an ownership change under Section 382 of the Code.
Generally, the limitations on HoldCo’s ability to use our pre-Merger Transaction NOLs to offset future taxable income are expected to be significant, and thus, HoldCo’s liability for future U.S. federal income taxes may be materially higher than that liability would have been absent such limitations. Similar rules may apply for foreign and state income tax purposes as well.
Risks Related to the Business of RareGen
RareGen does not hold the FDA regulatory approval for the Product and is dependent on Sandoz to manufacture and supply the Product in compliance with FDA requirements, and is more broadly dependent on Sandoz’s FDA and healthcare compliance relative to the Product.
Sandoz holds the FDA approval (the ANDA) for and controls the Product and is responsible among other things for the compliant manufacture, distribution, labeling, and advertising of the Product. RareGen’s role is one of a specialized service provider to Sandoz. As a result, RareGen is dependent on Sandoz to manufacture and supply the Product, and dependent on Sandoz for the continued FDA compliance of the

Product. RareGen does not have control over Sandoz’s compliance with laws and regulations applicable to drug manufacturers and ANDA holders (for example, applicable current good manufacturing practices (GMPs); FDA labeling, promotional labeling, and advertising requirements; pharmacovigilance and adverse event reporting; and other ongoing FDA reporting and submission requirements), nor over its compliance with healthcare compliance and fraud, waste, and abuse laws, or similar regulatory requirements and other laws and regulations, such as those related to environmental health and safety matters. In addition, RareGen has no control over the ability of Sandoz to maintain adequate quality control, quality assurance and qualified personnel, or other personnel with roles related to the regulatory compliance of the Product and its labeling, promotion, and advertising or of Sandoz’s activities in relation to government healthcare programs. If the FDA or a comparable foreign regulatory authority finds deficiencies with the manufacture or quality assurance of the Product or identifies safety or efficacy concerns related to the Product, or if Sandoz otherwise is unable to comply with applicable laws, regulations and standards, Sandoz’s ability to manufacture, sell and supply the Product could be limited, which would cause an adverse effect on RareGen’s business, financial condition and results of operations.
Sandoz’s ability to consistently manufacture and supply the Product in a timely manner may also be interrupted by production shortages or other supply interruptions, including as a result of the ongoing COVID-19 pandemic. RareGen’s share of net profits under the Promotion Agreement is reduced by certain manufacturing costs and other write-offs related to Sandoz’s inability to sell the Product, including in the event that the Product expires prior to sale. Currently, the Product expires 24 months after the date of manufacture. If Sandoz’s manufacturing costs increase, or its ability to sell the Product within 24 months of the date of manufacture is interrupted, there would be an adverse effect on RareGen’s business, financial condition and results of operations.
RareGen’s ability to sell the Product is dependent on market acceptance of generic treprostinil for parenteral administration by patients, health care providers and by third-party payors, while interactions with these persons and entities are subject to compliance requirements.
RareGen’s ability to sell the Product is dependent on market acceptance of generic treprostinil for parenteral administration by patients, health care providers and by third-party payors. If the Product does not achieve an adequate level of acceptance, RareGen may not generate sufficient revenue to remain profitable.
At the same time, arrangements with healthcare providers, physicians, third-party payors and customers, and RareGen’s sales, marketing and educational activities, may expose it to broadly applicable fraud and abuse and other healthcare laws and regulations that may constrain its business or financial arrangements and relationships.
The degree of market acceptance of the Product will depend on a number of factors, including:
•
the efficacy, safety and potential advantages compared to alternative treatments;

•
RareGen’s ability to offer the Product for sale at competitive prices;

•
the convenience and ease of administration compared to alternative treatments;

•
whether the Product may be administered subcutaneously;

•
product labeling or product insert requirements of the FDA or foreign regulatory authorities, including any limitations or warnings contained in a product’s approved labeling, including any black box warning;

•
the willingness of the target patient population to try new treatments, including the generic version of a brand, and of physicians to prescribe such treatments;

•
RareGen’s ability to hire and retain sales and marketing personnel and their ability to support Sandoz under RareGen’s Promotion Agreement;

•
the strength of Sandoz’s manufacturing and distribution support;

•
the requirement by third-party payors to use generic treprostinil for parenteral administration in place of Remodulin®;

•
the availability of third-party coverage and adequate reimbursement for the Product;

•
the prevalence and severity of any side effects;

•
any restrictions on the use of the Product together with other medications; and

•
the services provided by specialty pharmacies related to use of the Product.

RareGen’s business may also be impacted by the need to maintain compliant operations (including oversight and monitoring of personnel and their activities) in relation to interactions with the persons and parties noted above, relative to FDA and healthcare law requirements.
RareGen faces substantial competition, which may result in a smaller than expected commercial opportunity.
RareGen faces substantial competition. Even though Sandoz launched the first-to-file fully substitutable generic treprostinil for parenteral administration in March 2019 that is sold primarily through the specialty pharmacies, Teva Pharmaceutical Industries Ltd. launched a generic treprostinil for parenteral administration in October 2019 that is sold primarily through a specialty pharmacy and to hospitals, Par Pharmaceutical, Inc. launched a generic treprostinil for parenteral administration after receiving approval in September 2019 that is sold primarily to hospitals, Dr. Reddy’s Laboratories Inc.’s received approval in May 2020 for generic treprostinil for parenteral administration, and Alembic Pharmaceuticals Ltd’s has settled with United Therapeutics in order to launch a generic treprostinil for parenteral administration, though it has not yet been approved to date. Such increased competition may result in a smaller than expected commercial opportunity for RareGen.
Generic drug prices may, and often do, decline, sometimes dramatically, especially as additional generic pharmaceutical companies (including low-cost generic producers outside of the United States) receive approvals and enter the market for a given product. The goals established under the Generic Drug User Fee Act, and increased funding of the FDA’s Office of Generic Drugs, have led to more and faster generic approvals, and consequently increased competition for generic products. The FDA has stated that it has established new steps to enhance competition, promote access and lower drug prices and is approving record-breaking numbers of generic applications. The FDA’s changes may benefit RareGen’s competitors. RareGen’s ability to sell the Product and earn revenue is affected by the number of companies selling competitive products, including new market entrants, and the timing of their approvals.
Furthermore, branded pharmaceutical companies such as United Therapeutics continue to defend their products vigorously through, among other actions, life cycle management, marketing agreements with third-party payors, pharmacy benefits managers and generic manufacturers. These actions add increased competition in the generic pharmaceutical industry, including competition for the Product.
Many of the companies against which RareGen competes, or against which RareGen may compete in the future, including United Therapeutics, have significantly greater financial resources than does RareGen. Mergers and acquisitions in the pharmaceutical and biotechnology industries may result in even more resources being concentrated among a smaller number of our competitors. Smaller companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies. These competitors may also compete with RareGen in recruiting and retaining qualified sales personnel.
RareGen’s future success depends on its ability to attract, retain and motivate qualified sales personnel, with experience specific to the pharmaceutical industry and relevant disease area.
RareGen is highly dependent on the expertise of its sales personnel. Each member of its sales team may terminate his or her employment with RareGen at any time. RareGen does not maintain “key person” insurance for any of its employees.
Recruiting and retaining qualified sales and marketing personnel is critical to RareGen’s success. The loss of the services of members of RareGen’s sales team could seriously harm its ability to successfully implement its business strategy. Furthermore, replacing sales personnel may be difficult and may take an extended period of time because of the limited number of individuals in RareGen’s industry with the breadth of skills and experience required to successfully sell and market products such as treprostinil. Competition to hire from this limited pool is intense, and RareGen may be unable to hire, train, retain or motivate these key personnel on acceptable terms given the competition among numerous pharmaceutical and biotechnology companies for similar personnel. If RareGen is unable to continue to attract and retain high quality sales personnel, its ability to pursue its growth strategy will be limited.
Medical devices, which RareGen does not control, are necessary for the administration of the Product.
In order for the Product to be administered with patients, patients must use certain other medical equipment, including pumps, cartridges and infusion sets. RareGen does not manufacture or control such medical equipment, which is manufactured by third parties and owned and dispensed by specialty pharmacies, hospitals or other third parties. RareGen’s ability to serve patients is dependent upon the ability of specialty pharmacies to maintain sufficient inventory of such medical equipment to provide to patients. If manufacturers cease to manufacture or support medical equipment or if specialty pharmacies are unable to obtain or maintain sufficient inventories of such medical equipment, RareGen’s sales may be adversely impacted.
RareGen is seeking to work with third parties to develop or procure pumps and cartridges that can be used to administer the Product. Such pumps and cartridges may require FDA 510(k) clearance before they can be sold. There is no guarantee that RareGen or a third party will receive FDA 510(k) clearance. Failure by RareGen or third parties to successfully develop or supply the medical equipment or to obtain or maintain regulatory approval or clearance of such medical equipment could negatively impact the market acceptance of and sales of the Product.
RareGen must comply with various laws in jurisdictions around the world that restrict certain marketing practices in the pharmaceutical and medical device industries. Failure to comply with such laws could result in penalties and have a material adverse effect on RareGen’s business, financial condition and results of operations.
RareGen’s business activities may be subject to challenge under laws in jurisdictions around the world restricting particular marketing practices, such as among others, anti-kickback and various false claim statutes, the Foreign Corrupt Practices Act and the United Kingdom Bribery Act. Any penalties imposed upon RareGen for failure to comply could have a material adverse effect on its business and financial condition.
In the United States, the Federal Anti-Kickback Statute prohibits, among other activities, knowingly and willfully offering, paying, soliciting, or receiving compensation to induce, or in return for, the purchase, lease, order or arranging the purchase, lease or order of any health care product or service reimbursable under any federally financed health-care program. This statute has been interpreted broadly to apply to arrangements between pharmaceutical manufacturers and prescribers, purchasers, formulary managers, patients, and others. The exemptions and safe harbors under this statute may be narrow, and practices that involve compensation may be subject to scrutiny if they do not qualify for an exemption or safe harbor.
The Federal False Claims Act, as amended by the PPACA, prohibits any person from presenting or causing to be presented a false or fraudulent claim or making or causing a false statement material to a false or fraudulent claim. For example, several pharmaceutical and health care companies have been investigated under this law for allegedly providing free product to customers with the expectation that the customers would bill federal health care programs for the free product. Other companies have been prosecuted for causing false claims to be submitted because of these companies’ marketing of a product for unapproved, or “off-label”, and non-reimbursable uses. Potential liability under the Federal False Claims Act includes mandatory treble damages and significant per-claim penalties. The majority of states also have statutes similar to the Federal Anti-Kickback Statute and the Federal False Claims Act. Sanctions under these federal and state laws may include treble civil monetary penalties, exclusion of a manufacturer’s product from reimbursement under state government programs, debarment, criminal fines, additional reporting requirements and regulatory oversight and imprisonment.
Although federal enforcement is most commonly directed toward those actors who file or cause to be filed claims for reimbursement, both parties to certain sales and marketing transactions are equally liable. Enforcement trends change periodically, and RareGen may receive governmental inquiries into the nature of its sales and marketing arrangements. Such investigations or reviews could result in punitive enforcement including fines and penalties, reputational damage, and market loss.

The U.S. Physician Payments Sunshine Act established reporting requirements for certain pharmaceutical, biologic and device manufacturers, or “applicable manufacturers”, regarding direct and indirect payments or other transfers of value made to physicians and teaching hospitals, as well as reporting of investment interests in such manufacturers held by physicians and their immediate family members during the preceding calendar year. Failure to submit required information may result in civil monetary penalties, which may increase significantly for “knowing failures.” In 2022, the Sunshine Act will be extended to payments and transfers of value to physician assistants, nurse practitioners, and other mid-level practitioners (with reporting requirements going into effect in 2022 for payments made in 2021). These laws are relevant to companies providing sales and marketing services on behalf of “applicable manufacturers,” for example, resulting in the need to track and report certain information to the applicable manufacturer, to allow the applicable manufacturer to meet its obligation under the law. In addition, Section 6004 of the ACA requires annual reporting of information about drug samples that manufacturers and authorized distributors provide to healthcare providers. A number of states have also implemented laws relevant to the licensure or registration of pharmaceutical sales representatives, as well as other laws addressing compliance program expectations, transparency regarding sales and marketing activities and prohibitions or restrictions on certain financial arrangements or activities. Tracking, assessing, and complying with laws which may apply on a state-by-state basis can be challenging and time consuming.
Because of the breadth of these laws and the narrowness of the statutory exceptions and safe harbors available under such laws, it is possible that certain business activities could be subject to challenge under one or more of such laws. The scope and enforcement of each of these laws is uncertain and subject to rapid change in the current environment of healthcare reform, especially in light of the lack of applicable precedent and regulations. Federal and state enforcement bodies have recently increased their scrutiny of interactions between healthcare companies and healthcare providers, which has led to a number of investigations, prosecutions, convictions and settlements in the healthcare industry. Ensuring that business arrangements with third parties comply with applicable healthcare laws, as well as responding to possible investigations by government authorities, can be time- and resource-consuming and can divert management’s attention from the business.
Government healthcare reform and other reforms could adversely affect RareGen’s revenue, costs and results of operations.
RareGen provides services within the pharmaceutical industry, which is highly regulated by federally funded healthcare programs and, therefore, subject to those programs’ controls of pricing, rebates, and marketing. In recent years, there have been numerous initiatives on the federal and state levels in the United States for comprehensive reforms affecting the marketing, payment for, the availability of and reimbursement for healthcare services. For example, Congress and many states have proposed legislation that seeks to indirectly or directly regulate pharmaceutical drug pricing by requiring drug manufacturers to publicly report proprietary pricing information or to place a maximum price ceiling on pharmaceutical products purchased by state agencies. At least five relevant bills have been introduced in Congress since 2019, and H.R. 3 passed in the House. Current and future U.S. legislative healthcare reforms and the recent Executive Orders issued in July 2020 by the President on drug pricing, may result in price and marketing controls and other restrictions for any approved products, if covered, and could adversely impact RareGen’s business.
In addition, rebate policies could allow state Medicaid programs to request additional supplemental rebates on the Product as a result of the increase in the federal base Medicaid rebate. Private insurers could also use the enactment of any federal policies to exert pricing pressure on the Product, and to the extent that private insurers or managed care programs follow Medicaid coverage and payment developments, the adverse effects may be magnified by private insurers adopting lower payment schedules.
The COVID-19 pandemic is affecting the delivery model and coverage parameters for some prescription drugs. In April 2020, HHS published an interim final rule that expanded the permissible circumstances for administering some drugs to increase access to care as patients avoid office visits. In some instances, coverage for Part B drugs could potentially be shifted from Part D, which affects reimbursement rates and copayment obligations. Similarly, HPMS Memo (Mar. 10, 2020) authorizes Part D sponsors to loosen refill restrictions, allow reimbursement for out-of-network pharmacies, permit home and mail delivery of prescription drugs, and waive prior authorization requirements. The effect of these waivers on pricing, distribution, and sales volume is still uncertain. It is unknown how long the emergency and pandemic declarations will remain in effect, whether all of these measures will be extended past the current emergency, or whether COVID-19 will result in any other material or long-term effects on the market.
The Patient Protection and Affordable Care Act of 2010 (Pub.L. 111-148) and the Health Care and Education Reconciliation Act of 2010 (Pub.L 111-152, 124 Stat. 1029), as amended and collectively known as the ACA, is a broad measure intended to expand health care coverage within the United States and introduce additional measures to protect the integrity of federally funded health programs. The 21st Century Cures Act of 2016 (Pub.L. 114-255), meanwhile, contains a wide range of provisions designed to promote clinical research and streamline and expedite the FDA review and approval process. The reforms imposed by these laws significantly impact the pharmaceutical industry. The ACA, however, remains subject to pending legal and constitutional challenges in the United States Supreme Court. California, et al v. Texas, et al, Cause No. 19-840. The full effects of the ACA and the 21st Century Cures Act may be unknown until all outstanding legal issues are resolved, the statutory provisions are fully implemented, and CMS, the FDA, and other federal and state agencies issue final applicable regulations or guidance. RareGen may also face uncertainties as a result of federal executive, Congressional and administrative efforts to repeal, substantially modify or invalidate some or all of the relevant provisions of the ACA.
Moreover, in the coming years, additional changes could be made to governmental health care programs or FDA regulations that could significantly impact the success of the Product. There is no assurance that the ACA and other laws, as currently enacted or as amended in the future, will not adversely affect RareGen’s business and financial results, and RareGen cannot predict how future federal or state legislative, regulatory, or administrative changes related to healthcare reform will affect its business. The future stability of applicable laws and regulations, and the resulting impact on RareGen’s business is thus uncertain and could be material.
The successful commercialization of the Product depends on a variety of factors, including the extent to which drug prices are scutinized and potentially limited, and governmental authorities and health insurers establish adequate coverage and reimbursement levels for the Product.
In recent years, there have been numerous initiatives on the federal and state levels in the United States for a broad range of reforms regarding the pricing of pharmaceutical products, limiting coverage and reimbursement for drugs and other medical products, increasing transparency regarding pricing, and otherwise addressing government control and other changes to the healthcare system in the United States. Specifically, there have been several United States Congressional inquiries and proposed and enacted federal and state legislation designed to, among other things, bring more transparency to drug pricing, reduce the cost of prescription drugs under Medicare, review the relationship between pricing and manufacturer patient programs, and reform government program reimbursement methodologies for drugs.
Some states have implemented, and other states are considering, pharmaceutical price controls or patient access constraints under the Medicaid program, and some states are considering price-control regimes that would apply to broader segments of their populations that are not Medicaid-eligible. There have also been recent state legislative efforts to address drug costs, which generally have focused on increasing transparency around drug costs or limiting drug prices. Efforts by government officials or legislators to implement measures to regulate prices or payments for pharmaceutical products, including legislation on drug importation, could adversely affect our business if implemented.
Successful sales of the Product depend, in part, on the extent to which coverage and reimbursement for the Product is available from government and health administration authorities, private health insurers and other third-party payors. To manage healthcare costs, many governments and third-party payors increasingly scrutinize the pricing of drug products and require increasing levels of evidence of favorable clinical outcomes and cost-effectiveness before extending coverage. If the Product is unable to obtain coverage and adequate levels of reimbursement from third party payors, the commercial success and marketability will be negatively and materially impacted.
Risks Relating to the Ownership of HoldCo Common Stock
An active trading market for HoldCo common stock may not be sustainable. If an active trading market is not sustained, HoldCo’s ability to raise capital in the future may be impaired.

We completed our initial public offering in July 2018. Prior to this time, there was no public market for our common stock. Although HoldCo’s common stock will be listed on the Nasdaq Capital Market following completion of the Merger Transaction, an active trading market for its shares may not be sustained. If an active market for HoldCo common stock is not sustained, it may be difficult for you to sell shares of HoldCo common stock without depressing the market price for the shares or at all. An inactive trading market may also impair HoldCo’s ability to raise capital to continue to fund operations by selling shares and may impair HoldCo’s ability to acquire other companies or technologies by using our shares as consideration.
Holders of our common stock will have a reduced ownership and voting interest after the Merger Transaction and will exercise less influence over management.
Holders of our common stock currently have the right to vote in the election of the board of directors and on other matters affecting our company. Upon the completion of the Merger Transaction, each Liquidia Technologies stockholder who receives shares of HoldCo common stock will become a stockholder of HoldCo with a percentage ownership of HoldCo that is smaller than the stockholder’s percentage ownership of our company. It is currently expected that our stockholders as a group ((excluding, for this purpose, shares of HoldCo common stock to be received by current RareGen members, or known affiliates of RareGen members, who are holders of our common stock) will receive shares in the Merger Transaction constituting approximately 86.0% of the shares of HoldCo common stock immediately after the Merger Transaction (assuming for this purposes that all 616,666 of the Holdback Shares are distributed to RareGen members on March 31, 2022), or approximately 80.9% of the shares of HoldCo common stock immediately after the Merger Transaction assuming a maximum of 2,708,333 Net Sales Earnout Shares are issued to current RareGen members in 2022. Because of this, our stockholders will have less influence on the management and policies of HoldCo than they now have on the management and policies of our company.
If the proposed Merger Transaction is consummated, future sales of HoldCo’s common stock in the public market could cause HoldCo’s stock price to fall.
Upon consummation of the Merger Transaction, HoldCo will issue to RareGen’s members an aggregate of 6,166,666 shares of HoldCo common stock, including 616,666 shares of HoldCo common stock, which are referred to in the Merger Agreement as “Holdback Shares” which are being withheld to satisfy potential indemnification obligations of RareGen members. In addition, HoldCo will issue up to 2,708,333 shares of HoldCo common stock in 2022, which are referred to in the Merger Agreement as “Net Sales Earnout Shares”, if RareGen achieves at least $32.9 million of 2021 net sales (as calculated by Sandoz net sales), with the number of Net Sales Earnout Shares to be issued to depend upon the actual amount of the 2021 net sales. For more information, see “Proposal 1 — The Merger Transaction: The Merger Consideration and Conversion of Securities” on page 110. The shares issued to RareGen members on the closing date of the Merger Transaction will be subject to a six-month lock-up as described under “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Post-Closing Transfer Restrictions” on page 140. In the event that Holdback Shares are released or Net Sales Earnout Shares are issued, such shares will not have a lock-up restriction.
Following consummation of the Merger Transaction, approximately 43.9 million shares of HoldCo’s common stock are expected to be outstanding (including, for this purpose, the 616,666 Holdback Shares), of which approximately 4.9 million shares of HoldCo common stock, or approximately 11% of HoldCo’s outstanding shares following consummation of the Merger Transaction, are expected to be freely tradeable without restriction or further registration under the Securities Act of 1933, as amended, or the Securities Act, unless held by HoldCo’s “affiliates,” as that term is defined in Rule 144 under the Securities Act. Pursuant to the terms of the Merger Agreement, the HoldCo common stock issued to RareGen members on the closing date of the Merger Transaction will be subject to a six-month lock-up following the effective date of the Merger Transaction. Once the lock-up restriction on shares of HoldCo common stock issued to RareGen members expires, 5,550,000 shares of HoldCo common stock can be freely sold in the public market which could cause HoldCo’s stock price to decline.
We expect that the market price of HoldCo’s common stock may be volatile, and you may lose all or part of your investment.
The trading prices of the securities of pharmaceutical and biotechnology companies have been highly volatile. As such, the trading price of HoldCo’s common stock may be highly volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control. The market price for HoldCo’s common stock may be influenced by many factors, including:
•
results of clinical trials of LIQ861, LIQ865 or any product candidate we may develop, or those of our competitors;

•
the success of Sandoz’s generic version of Remodulin® to which RareGen has commercial rights to pursuant to that certain Promotion Agreement between Sandoz and RareGen;

•
HoldCo’s cash resources;

•
the success of competitive products or technologies;

•
potential approvals of any product candidate we may develop for marketing by the FDA or equivalent foreign regulatory authorities or any failure to obtain such approvals;

•
HoldCo’s involvement in significant lawsuits, including stockholder or patent litigation, including inter partes review proceedings with originator companies or others which may hold patents, including United Therapeutics, and our current litigation with United Therapeutics in the U.S. District Court for the District of Delaware;

•
regulatory or legal developments in the United States and other countries;

•
the results of HoldCo’s efforts to commercialize any product candidate it may develop;

•
developments or disputes concerning patents or other proprietary rights;

•
the recruitment or departure of key personnel;

•
the level of expenses related to any of our product candidates or clinical development programs;

•
the results of HoldCo’s efforts to discover, develop, acquire or in-license additional product candidates or products;

•
actual or anticipated changes in estimates as to financial results, development timelines or recommendations by securities analysts;

•
variations in HoldCo’s financial results or those of companies that are perceived to be similar to HoldCo;

•
changes in the structure of healthcare payment systems;

•
market conditions in the pharmaceutical and biotechnology sectors and issuance of new or changed securities analysts’ reports or recommendations;

•
general economic, industry and market conditions; and

•
the other factors described in this “Risk Factors” section.

The stock market in general, and market prices for the securities of pharmaceutical companies like HoldCo in particular, have from time to time experienced volatility that often has been unrelated to the operating performance of the underlying companies. These broad market and industry fluctuations may adversely affect the market price of HoldCo’s common stock, regardless of its operating performance. Stock prices of many pharmaceutical companies have fluctuated in a manner unrelated or disproportionate to the operating performance of those companies. In several recent situations when the market price of a stock has been volatile, holders of that stock have instituted securities class action litigation against the company that issued the stock. If any of HoldCo’s stockholders were to bring a lawsuit against HoldCo, the defense and disposition of the lawsuit could be costly and divert the time and attention of HoldCo’s management and harm its operating results.
Future sales and issuances of equity securities, convertible securities or other securities could result in additional dilution of the percentage ownership of holders of HoldCo’s common stock.
HoldCo’s stockholders may experience dilution upon future equity issuances, including any other convertible debt or equity securities it may issue in the future, the exercise of stock options to purchase common stock granted to its employees, consultants and directors, including options to purchase common stock granted under its stock option and equity incentive plans, the issuance of common stock in settlement of previously issued awards under its stock option and equity incentive plans that may vest in the future or the issuance of common stock pursuant to its employee stock purchase plan.
We expect that significant additional capital will be needed in the future to continue HoldCo’s planned operations. To raise capital, HoldCo may sell equity securities, convertible securities or other securities in one or more transactions at prices and in a manner it determines from time to time. If HoldCo sells equity securities, convertible securities or other securities, current investors may be materially diluted by such subsequent sales. HoldCo may also need its stockholders to authorize the issuance of additional shares of common stock under its certificate of incorporation if it does not have sufficient authorized shares to raise such additional capital or issue future awards under its incentive plan. New investors could also gain rights, preferences and privileges senior to those of holders of HoldCo’s existing equity securities.
HoldCo’s principal stockholders and management will own a significant percentage of its stock and will be able to exercise significant influence over matters subject to stockholder approval.
HoldCo’s executive officers, directors and principal stockholders, together with their respective affiliates, will beneficially own approximately 33.1% of HoldCo’s common stock as of immediately following consummation of the Merger Transaction, of which 16.8% are expected to be beneficially owned by HoldCo’s executive officers and directors. Accordingly, HoldCo’s executive officers, directors and principal stockholders have significant influence in determining the composition of the HoldCo board of directors, and voting on all matters requiring stockholder approval, including mergers and other business combinations, and will have significant influence over HoldCo’s operations. This concentration of ownership could have the effect of delaying or preventing a change in control or otherwise discouraging a potential acquirer from attempting to obtain control of HoldCo that you may believe are in your best interests as one of HoldCo’s stockholders. This in turn could have a material adverse effect on HoldCo’s stock price and may prevent attempts by HoldCo’s stockholders to replace or remove the HoldCo board of directors or management.
As our Exchange Act reporting successor, HoldCo will continue to incur increased costs as a result of operating as a public company, and its management will be required to devote substantial time to new compliance initiatives and corporate governance practices.
As a public company, we are incurring significant legal, accounting and other expenses that we did not incur as a private company, including costs associated with public company reporting requirements, and HoldCo will incur these legal, accounting and other expenses following completion of the Merger Transaction. We have also incurred costs associated with recently adopted corporate governance requirements, including requirements of the SEC and the Nasdaq Stock Market LLC, or Nasdaq. These rules and regulations have increased our legal and financial compliance costs and made some activities more time-consuming and costly. These rules and regulations also make it more difficult and more expensive for us to obtain director and officer liability insurance and HoldCo may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage that we received as a private company. As a result, it may be more difficult for HoldCo to attract and retain qualified individuals to serve on its board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.
When HoldCo ceases to be an “emerging growth company” and when its independent registered public accounting firm is required to undertake an assessment of its internal control over financial reporting, the cost of its compliance with Section 404 of the Sarbanes-Oxley Act will correspondingly increase. Moreover, if HoldCo is not able to comply with the requirements of Section 404 applicable to it in a timely manner, or if it or its independent registered public accounting firm identifies deficiencies in HoldCo’s internal control over financial reporting that are deemed to be material weaknesses, the market price of HoldCo’s common stock could decline and HoldCo could be subject to sanctions or investigations by the SEC or other regulatory authorities, which would require additional financial and management resources.
Anti-takeover provisions in HoldCo’s charter documents and under Delaware law could make an acquisition of HoldCo difficult, limit attempts by HoldCo’s stockholders to replace or remove its management and adversely affect HoldCo’s stock price.
Provisions of HoldCo’s certificate of incorporation and bylaws may delay or discourage transactions involving an actual or potential change in its control or change in its management, including transactions in which stockholders might otherwise receive a premium for their shares, or transactions that HoldCo stockholders might otherwise deem to be in their best interests. Therefore, these provisions could adversely affect the price of HoldCo stock. Among other things, the certificate of incorporation and bylaws:
•
permit the HoldCo board of directors to issue up to 10 million shares of preferred stock, with any rights, preferences and privileges as they may designate;

•
provide that the authorized number of directors may be changed only by resolution of HoldCo’s board of directors;

•
provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

•
require that any action to be taken by HoldCo’s stockholders must be effected at a duly called annual or special meeting of stockholders and may not be taken by written consent;

•
create a staggered board of directors such that all members of HoldCo’s board of directors are not elected at one time;

•
allow for the issuance of authorized but unissued shares of HoldCo’s capital stock without any further vote or action by its stockholders; and

•
establish advance notice requirements for nominations for election to the HoldCo board of directors or for proposing matters that can be acted upon at stockholders’ meetings.

In addition, because HoldCo is incorporated in Delaware, it is governed by the provisions of Section 203 of the Delaware General Corporation Law, or the DGCL, which generally prohibits a Delaware corporation from engaging in any of a broad range of business combinations with any stockholder owning in excess of 15% of our outstanding stock for a period of three years following the date on which the stockholder obtained such 15% equity interest in HoldCo.
The terms of HoldCo’s authorized preferred stock selected by its board of directors at any point could decrease the amount of earnings and assets available for distribution to holders of HoldCo common stock or adversely affect the rights and powers, including voting rights, of holders of HoldCo’s common stock without any further vote or action by the stockholders. As a result, the rights of holders of HoldCo common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued by HoldCo in the future, which could have the effect of decreasing the market price of HoldCo common stock.
Any provision of HoldCo’s certificate of incorporation or bylaws or Delaware corporate law that has the effect of delaying or deterring a change in control could limit opportunities for its stockholders to receive a premium for their shares of common stock, and could also affect the price that investors are willing to pay for its common stock.
HoldCo’s certificate of incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by its stockholders, which could limit its stockholders’ ability to obtain a favorable judicial forum for disputes with HoldCo or its directors, officers or other employees. Furthermore, HoldCo’s bylaws designates the federal district courts of the United States as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act which could be a less favorable judicial forum than state courts for stockholders with respect to disputes with HoldCo or its directors, officers or other employees.
HoldCo’s certificate of incorporation provides that, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on HoldCo’s behalf; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of HoldCo’s directors or officers to HoldCo or its stockholders; (iii) any action asserting a claim against HoldCo arising pursuant to any provision of the DGCL, HoldCo’s certificate of incorporation or bylaws; or (d) any action asserting a claim against HoldCo governed by the internal affairs doctrine; provided, that, this provision would not apply to suits brought to enforce a duty or liability created by the Securities Act or Exchange Act. Furthermore, HoldCo’s bylaws designate the federal district courts of the United States as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in shares of HoldCo capital stock is deemed to have received notice of and consented to the foregoing provisions. These forum selection provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds more favorable for disputes with HoldCo or its directors or officers, which may discourage such lawsuits against HoldCo and its directors or officers and result in increased costs for stockholders to bring a claim. Alternatively, if a court were to find this choice of forum provision inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, HoldCo may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect HoldCo’s business, financial condition, prospects or results of operations.
Because HoldCo does not anticipate paying any cash dividends on its common stock in the foreseeable future, capital appreciation, if any, will be your sole source of gain.
We have never declared or paid cash dividends on our equity securities. As our successor, HoldCo currently intends to retain all of its future earnings, if any, to finance the growth and development of its business. In addition, the terms of our and HoldCo’s existing credit facility with Pacific Western Bank precludes HoldCo, and the terms of any future debt agreement may preclude HoldCo, from paying dividends. As a result, capital appreciation, if any, of HoldCo’s equity securities will likely be your sole source of gain for the foreseeable future.
Other Risk Factors
Our, RareGen’s and HoldCo’s businesses are and will be subject to the risks described above. In addition, our business is, and will continue to be, subject to the risks described in our Annual Reports on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, all of which are filed with the SEC and incorporated by reference into this proxy statement/prospectus. See the section entitled “Where You Can Find Additional Information” beginning on page 201 for the location of information incorporated by reference in this proxy statement/prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF RAREGEN
You should read the following discussion and analysis of RareGen’s financial condition and results of operations together with the financial statements of RareGen and the related notes and other financial information included elsewhere in this proxy statement/prospectus. Some of the information contained in this discussion and analysis or set forth elsewhere in this proxy statement/prospectus, including information with respect to RareGen’s plans and strategy for its business, includes forward-looking statements that involve risks and uncertainties. You should review the “Risk Factors” section of this proxy statement/prospectus for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.
Overview
RareGen, LLC, or RareGen, provides strategy, commercialization and investment support to companies developing therapeutics addressing rare diseases. On August 1, 2018, RareGen entered into its first partnership with Sandoz, Inc., or Sandoz, whereby the parties launched the first-to-file generic of treprostinil injection for the treatment of patients with pulmonary arterial hypertension, or PAH.
Promotion Agreement
RareGen entered into a Promotion Agreement with Sandoz on August 1, 2018, as amended on May 8, 2020, or the Promotion Agreement, pursuant to which Sandoz engaged RareGen on an exclusive basis to promote the appropriate use of Sandoz’s treprostinil, or the Product, for the treatment of PAH in the United States. Sandoz retains all rights in and to the Product. RareGen paid Sandoz an initial payment of $10 million on August 1, 2018 for the right to conduct the promotional activities as contemplated in the Promotion Agreement. Upon the successful quality release by Sandoz of 9,000 units of the Product, RareGen paid Sandoz $10 million in additional consideration for the right to conduct the promotional activities for the Product and receive a portion of the Net Profits (as defined below under “RareGen’s Business” beginning on page 69). The portion of Net Profits are allocated to RareGen as follows: (i) for that portion of aggregate Net Profits less than or equal to $500 million, RareGen shall receive between 50-80% of all such Net Profits; and (ii) for that portion of aggregate Net Profits greater than $500 million, RareGen shall receive 75% of all such Net Profits. For the year ended December 31, 2019 and the six months ended June 30, 2020, RareGen recognized revenues of $10.1 million and $4.6 million, respectively, for its share of Net Profits under the Promotion Agreement including contra revenue of approximately $3.3 million and $2.0 million, respectively, related to the amortization of the upfront payments.
PBM Services Agreement
Pursuant to that certain services agreement with PBM Capital Group, dated August 7, 2018 and as amended on April 1, 2019, or the Services Agreement, PBM Capital Group is retained by RareGen to provide certain services including but limited to: (i) strategy and business development, (ii) operations management, (iii) contract negotiation and review, (iv) processing purchase orders issued by RareGen, (v) establishing, maintaining and administering benefit plans, (vi) maintaining financial books and records of RareGen and (vii) furnishing such other services as are incidental to the foregoing or usually or customarily furnished by a financial manager. RareGen pays a fee of $20,000 per month for the services provided by PBM Capital Group. As a condition precedent to closing the Merger Agreement, the Services Agreement will be terminated or, by agreement of our company, RareGen and PBM Capital Group, amended and restated, in either case as of the effective time of the Merger Transaction. For the year ended December 31, 2019 and the six months ended June 30, 2020, RareGen paid $0.3 million and $0.1 million, respectively, in management fees to PBM Capital Group under the Services Agreement. PBM Capital Group is a related party of RareGen. For more information, please see “Certain Relationships and Related Party Transactions of RareGen” beginning on page 164.
Recent Developments
Litigation Financing Agreement
On June 4, 2020, RareGen entered into a financing agreement with Henderson SPV, LLC to cover the prospective costs of the litigation with United Therapeutics Corporation, or United Therapeutics, and Smiths

Medical ASD, Inc., or Smiths Medical, from the date of this agreement, in consideration for a share of the litigation proceeds. The share is a fixed percentage based on the litigation proceeds with various litigation proceed ranges. In the case where RareGen has no proceeds from the litigation, RareGen will have no obligation to Henderson SPV, LLC, or Henderson, for the litigation expenses that were previously financed. Henderson has financed approximately $1.4 million in litigation costs as of the date of this proxy statement/prospectus.
Amendments to the Promotion Agreement with Sandoz, Inc.
On May 8, 2020, the Promotion Agreement with Sandoz was amended and significant provisions of the amendment are as follows:
•
Sandoz and RareGen will share any litigation proceeds in the current lawsuit or any future lawsuit they bring against United Therapeutics and Smiths Medical. The parties will also share equally in any losses incurred and approved expenses incurred. Note 7 includes a description of the circumstances regarding this litigation.

•
As described below, we and RareGen have entered into the Merger Agreement. Upon the closing of the Merger Transaction, RareGen will use good faith efforts to bring cartridges to market and make cartridges available for use with the Product, the initial term of the Promotion Agreement will be extended to eight years, and the formula for sharing net profits will be altered in exchange for Sandoz’s waiver of its right to terminate the Promotion Agreement for a change in control. Sandoz’s waiver of its right to terminate the Promotion Agreement for a change in control will be granted only if the Merger Transaction closes on or prior to September 30, 2020.

On September 4, 2020, the Promotion Agreement was further amended to extend Sandoz’s waiver of its right to terminate the Promotion Agreement for a change in control upon consummation of the Merger Transaction from September 30, 2020 to December 31, 2020.
Merger Transaction
On June 29, 2020, we and RareGen entered into the Merger Agreement. The completion of the Merger Transaction is subject to the satisfaction of customary closing conditions, including approval by our stockholders and a registration statement on Form S-4, of which this proxy statement/prospectus forms a part, being declared effective by the SEC.
Upon satisfaction of the customary closing conditions, RareGen’s members will receive the following as consideration:
•
6,166,666 shares of our common stock; plus

•
the contingent right to receive up to 2,708,333 additional shares of our common stock if RareGen is able to meet certain net sales thresholds in 2021; plus

•
an amount in cash equal to the cash held by RareGen at closing, less $1.0 million, if any; plus

•
the contingent right to receive the amount of any payments received from Sandoz under the Promotion Agreement that are attributable to any periods prior to the closing date, if any.

Key Components of RareGen’s Results of Operations
Net Service Revenue
RareGen’s revenue to date has consisted of revenues for its share of net profits under the Promotion Agreement, recognized when such net profits are realized by Sandoz.
Operating Expenses
Litigation Expense
Litigation expense consists of legal fees and expenses related to the UTC/Smiths Medical litigation, in which RareGen is a co-plaintiff, described in detail below under “RareGen’s Business — Legal Proceedings and Related Agreements” beginning on page 76.

Payroll Expense
Payroll expense consists primarily of personnel expenses, including salaries and benefits for personnel in executive and commercial functions.
Contract Support, General and Administrative
Contract support, general and administrative expenses consist of travel, entertainment, marketing, business insurance, consulting and facility costs, and non-litigation-related legal expenses.
Management Fee
Management fee consists of amounts paid to PBM Capital Group, a related party of RareGen, to provide accounting, administrative, management, legal and other back-office services to RareGen as provided under the Services Agreement.
Research and Development
Research and development expenses consist primarily of costs incurred in connection with RareGen’s device development activities and include:
•
costs of funding medical device research and development performed by third parties;

•
consultant fees;

•
expenses related to regulatory activities, including filing fees paid to regulatory agencies; and

•
expenses related to the purchase of molds and other items necessary for the manufacture of such devices.

Research and development costs are expensed as incurred. Costs for certain activities are generally recognized based on an evaluation of the progress to completion of specific tasks using information and data provided to RareGen by its vendors and collaborators.
Other Income
Other income consists of interest income on RareGen’s cash and cash equivalents.
Impact of COVID-19 on RareGen’s Business
RareGen has been actively monitoring the novel coronavirus, or COVID-19, situation and its impact globally. RareGen did not experience any material impact on its financial results for the six months ended June 30, 2020. RareGen’s primary service relates to a life-sustaining, critical pharmaceutical for patients. As such, the demand for the service is directly impacted by these patients’ needs. The success of RareGen’s business is dependent on the distribution and supply chain managed by Novartis. Sandoz is a division of Novartis. RareGen continues to operate with the exception of enabling its employees, including field sales force, to work from home and abiding by travel restrictions issued by federal and local governments. As a result of these travel restrictions, sales representatives have been unable to physically visit hospitals and health care professionals, which may impact the near-term growth of RareGen’s business. Challenges may also be presented from a compliance monitoring standpoint,with more heavy reliance on remote and virtual oversight tools.
If the COVID-19 pandemic continues, RareGen may experience other disruptions that could severely impact its business, results of operations and prospects. The extent to which COVID-19 may impact RareGen’s business will depend on future developments, which are highly uncertain and cannot be predicted, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.

Results of Operations
Comparison of the Six Months Ended June 30, 2020 and 2019
	Six Months Ended June 30,		Increase (Decrease)
	2020	2019
	(in thousands)
Statement of Operations Data:
Net service revenue	$4,579	$3,392	$1,187
Operating expenses:
Litigation expense	1,845	1,773	72
Payroll expense	1,152	1,615	(463)
Contract support, general and administrative	638	681	(43)
Management fee	120	180	(60)
Research and development	84	9	75
Total operating expenses	3,839	4,258	(419)
Other income	17	3	14
Net income (loss)	$757	$(863)	$1,620
Net Service Revenue
Revenue for the six months ended June 30, 2020 was $4.6 million, compared to $3.4 million for the six months ended June 30, 2019. The increase of $1.2 million was primarily the result of having six months of revenue in 2020 compared to 2019 when the product launch occurred in March.
Operating Expenses
Litigation Expense
Litigation expenses for the six months ended June 30, 2020 were $1.8 million, compared to $1.8 million for the six months ended June 30, 2019. During each period, the litigation expenses were related to legal fees and expenses related to the UTC/Smiths Medical litigation.
Payroll Expense
Payroll expenses for the six months ended June 30, 2020 were $1.2 million, compared to $1.6 million for the six months ended June 30, 2019. The decrease of $0.5 million was primarily due to a reduction in sales employees from natural attrition.
Contract Support, General and Administrative
Contract support, general and administrative expenses for the six months ended June 30, 2020 were $0.6 million, compared to $0.7 million for the six months ended June 30, 2019. The decrease was primarily due to a reduction in marketing spend of $0.2 million and travel-related expenses of $0.2 million offset by an increase in legal costs of $0.3 million.
Management Fee
The management fee for the six months ended June 30, 2020 was $0.1 million, compared to $0.2 million for the six months ended June 30, 2019. The decrease was due to a reduction in the monthly management fee paid to PBM Capital Group to provide accounting, administrative, management and other services to RareGen.

Research and Development
Research and development expenses for the six months ended June 30, 2020 were $84 thousand compared to $9 thousand for the six months ended June 30, 2019. The increase of $75 thousand was primarily related to efforts undertaken by RareGen to develop a cartridge that can be used to administer the Product subcutaneously.
Comparison of Periods Ended December 31, 2019 and 2018
The following table summarizes RareGen’s results of operations for the year ended December 31, 2019 and for the period from July 16, 2018 (date of inception) through December 31, 2018:
	Period Ended December 31,		Increase (Decrease)
	2019	2018
	(in thousands)
Statement of Operations Data:
Net service revenue	$10,088	$—	$10,088
Operating expenses:
Litigation expense	5,312	—	5,312
Payroll expense	2,945	495	2,450
Contract support, general and administrative	1,114	428	686
Management fee	300	192	108
Research and development	30	—	30
Total operating expenses	9,701	1,115	8,586
Other income	23	—	23
Net income (loss)	$410	$(1,115)	$1,525
Net Service Revenue
Revenue for the year ended December 31, 2019 was $10.1 million. RareGen did not generate any revenue for the period ended December 31, 2018. Revenue for the year ended December 31, 2019 consisted of revenues from its share of net profits under the Promotion Agreement with Sandoz.
Operating Expenses
Litigation Expense
Litigation expenses for the year ended December 31, 2019 were $5.3 million. RareGen did not have any litigation expenses for the period ended December 31, 2018. The increase of $5.3 million was due to legal fees and expenses related to the UTC/Smiths Medical litigation, in which RareGen is a co-plaintiff.
Payroll Expense
Payroll expenses for the period ended December 31, 2018 were $0.5 million, compared to $2.9 million for the year ended December 31, 2019. The increase of $2.4 million was primarily due to a full year of staffing and the hiring of additional sales representatives in 2019. Most of the field sales force was not hired until November 2018.
Contract Support, General and Administrative
Contract support, general and administrative expenses for the period ended December 31, 2018 were $0.4 million, compared to $1.1 million for the year ended December 31, 2019. The increase of $0.7 million was primarily due to a full year of expenses in 2019 compared to only four months of expenses in 2018.

Management Fee
The management fee for the period ended December 31, 2018 was $0.2 million, compared to $0.3 million for the year ended December 31, 2019. The increase of $0.1 million was due to increased amounts paid to PBM Capital Group, a related party of RareGen, to provide accounting, administrative, management and other services to RareGen, primarily related to there being a full year of expenses in 2019 as compared to only four months of expenses in 2018.
Research and Development
Research and development expenses for the year ended December 31, 2019 were $30 thousand. RareGen did not have any research and development expenses for the period ended December 31, 2018. The increase of $30 thousand was primarily related to efforts undertaken by RareGen to develop a cartridge that can be used to administer the Product subcutaneously.
Other Income (Expense)
Other income (expense) for the period ended December 31, 2018 was $0, compared to $23 thousand during the year ended December 31, 2019. This increase of $23 thousand was primarily attributable to an increase of interest earned on RareGen’s cash and cash equivalents.
Liquidity and Capital Resources
Sources of Liquidity
RareGen earned net income of $0.8 million for the six months ended June 30, 2020, and incurred a net loss of $0.9 million during the six months ended June 30, 2019. RareGen incurred operating losses of $1.1 million for the period from July 16, 2018 (date of inception) through December 31, 2018, and earned net income of $0.4 million during the year ended December 31, 2019. RareGen entered into a litigation financing agreement in June 2020 that will fund a portion of its litigation expenses related to the UT/Smiths Medical litigation. As a result, RareGen does not presently anticipate that it will need additional capital to fund its operations.
From inception through June 30, 2020, RareGen has funded its operations primarily through $24.2 million in capital contributions from its members and $14.7 million in revenues from its share of net profits under the Promotion Agreement. As of June 30, 2020 and December 31, 2019, RareGen had $8.7 million and $3.6 million in cash and cash equivalents, respectively. RareGen had no indebtedness as of either June 30, 2020 or December 31, 2019.
Cash Flows for the Six Months Ended June 30, 2020 and 2019
The following table shows a summary of RareGen’s cash flows for the six months ended June 30, 2020 and 2019:
	Six Months Ended June 30,
	2020	2019
	(in thousands)
Cash and cash equivalents, beginning of period	$3,563	$1,081
Net cash provided by operating activities	5,161	1,794
Net cash used in investing activities	(16)	(25)
Net cash provided by financing activities	—	2,200
Net increase in cash and cash equivalents	$5,145	$3,969
Operating Activities
Net cash provided by operating activities was $5.2 million for the six months ended June 30, 2020, consisting of revenue generated from RareGen’s share of the net profits under the Promotion Agreement, partially offset by operating expenses and litigation expenses.

Net cash provided by operating activities was $1.8 million for the six months ended June 30, 2019, consisting of revenue generated from RareGen’s share of the net profits under the Promotion Agreement, partially offset by operating expenses and litigation expenses. RareGen launched its first product the last week of the quarter ended March 31, 2019. While revenue was recognized, amounts receivable under the Promotion Agreement were not due from Sandoz until the second calendar quarter of 2019.
Investing Activities
Net cash used in investing activities for the six months ended June 30, 2020 was $16 thousand. Net cash used in investing activities for the six months ended June 30, 2019 was $25 thousand.
Financing Activities
Net cash provided by financing activities for the six months ended June 30, 2019 was $2.2 million, consisting of capital contributions from RareGen’s members. There was no net cash provided by financing activities for the six months ended June 30, 2020.
Cash Flows for the Periods Ended December 31, 2019 and 2018
The following table shows a summary of RareGen’s cash flows for the year ended December 31, 2019 and the period from July 16, 2018 (date of inception) through December 31, 2018:
	Period Ended December 31,
	2019	2018
	(in thousands)
Cash and cash equivalents, beginning of period	$1,081	$—
Net cash provided by (used in) operating activities	333	(894)
Net cash used in investing activities	(50)	(20,025)
Net cash provided by financing activities	2,200	22,000
Net increase in cash and cash equivalents	$2,483	$1,081
Operating Activities
Net cash used in operating activities for the period ended December 31, 2018 was $0.9 million. RareGen began operations in August 2018 and did not launch its first product until March of 2019.
Net cash provided by operating activities for the year ended December 31, 2019 was $0.3 million, consisting of revenue generated from RareGen’s share of the net profits under the Promotion Agreement with Sandoz, partially offset by operating expenses and litigation expenses.
Investing Activities
Net cash used in investing activities for the period ended December 31, 2018 was $20.0 million, consisting primarily of payments made to Sandoz related to obligations from the Promotion Agreement.
Net cash used in investing activities for the year ended December 31, 2019 was $50 thousand, consisting of manufacturing molds related to efforts undertaken by RareGen to develop a cartridge that can be used to administer the Product subcutaneously.
Financing Activities
Net cash provided by financing activities for the period ended December 31, 2018 was $22.0 million, consisting of capital contributions from RareGen’s members.
Net cash provided by financing activities for the year ended December 31, 2019 was $2.2 million, consisting of capital contributions from RareGen’s members.

Funding Requirements
RareGen expects to incur significant expenses for the foreseeable future related to ongoing litigation, most of which will be funded under the litigation financing arrangement. RareGen expects to be able to support the company through continuing operations. As of December 31, 2019 and June 30, 2020, RareGen had cash and cash equivalents of $3.6 million and $8.7 million, respectively. RareGen expects its existing cash and cash equivalents and cash generated from operations will enable it to fund its operating expenses and capital expenditure requirements.
RareGen’s future capital requirements will depend on many factors, including:
•
RareGen’s ability to maintain the Promotion Agreement, on favorable terms, if at all;

•
the ability of RareGen and Sandoz to successfully sell the Product during the term of the Promotion Agreement;

•
the outcome, timing and cost of regulatory approvals for any medical devices used to administer the Product;

•
the cost and timing of hiring new employees to support RareGen’s continued growth; and

•
the costs of establishing and maintaining sales and marketing capabilities and related support.

RareGen expects to finance its future cash needs primarily through the receipt of its share of net profits under the Promotion Agreement and from reimbursement of UTC/Smiths Medical litigation expenses through the third-party litigation financing arrangement.
Off-Balance Sheet Arrangements
RareGen has not entered into any off-balance sheet arrangements.
Critical Accounting Policies
RareGen’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, as determined by the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. RareGen’s most critical accounting policies are summarized below. See note 2 to RareGen’s financial statements beginning on page F-1 of this proxy statement/prospectus for a description of RareGen’s other significant accounting policies.
On August 1, 2018, RareGen partnered with Sandoz in the Promotion Agreement to launch the first-to-file generic of treprostinil injection for the treatment of patients with PAH. Under the Promotion Agreement, RareGen will provide certain promotional and nonpromotional activities on an exclusive basis for the Product in the United States of America for the treatment of PAH, in exchange for a share of Sandoz’s net profits, as defined within the Promotion Agreement. In addition, RareGen paid Sandoz $20 million at the inception of the Promotion Agreement, in consideration for the right to conduct the promotional activities for the Product. In exchange for its services, RareGen is entitled to receive a portion of net profits based on specified profit levels associated with the Product.
RareGen determined that certain activities within the contract are within the scope of ASC 808, Collaborative Arrangements. The commercialization of the Product is a joint operating activity where RareGen will provide promotional and other activities for Sandoz’s Product and Sandoz will be responsible for items such as supply of the Product, distribution to customers, managing sales, returns, and regulatory matters. Both parties will be active participants, each carrying out its assigned responsibilities, and participating in the joint operating activity and will share in the risks and rewards of the commercialization through the profit-sharing arrangement.

In addition, RareGen determined that the services provided under the Promotion Agreement fall within the scope of Topic 606. While this is RareGen’s first income-generating contract, the promotional activities RareGen will perform are one of the services RareGen expects to provide as part of its ordinary activities, and it is receiving consideration for this service from Sandoz in the form of a share of future net profits. RareGen has one combined performance obligation under the Promotion Agreement, which is to perform promotional and non-promotional activities to encourage the appropriate use of the Product in accordance with the product labeling and applicable law. As such, and in accordance with ASU 2018-18: Clarifying the Interaction between Topic 808 and Topic 606, RareGen will account for the entire Promotion Agreement under Topic 606.
The share of net profits due to RareGen under the Promotion Agreement represents variable consideration as described in Topic 606 that is subject to a number of uncertainties, including the level of acceptance the Product achieves from health care providers that must prescribe the Product to their patients, or by payors such as insurers who must add the Product to their list of covered drugs, “gross to net” revenue adjustments, Sandoz’s costs, and competition from other products that have or may enter the market. As such, the recognition of revenue will be limited to the amount that is payable based on the net profit hurdles achieved to date. RareGen will receive payments representing its share of net profits on a quarterly basis based on net profits received by Sandoz to date during the term of the Promotion Agreement.
The $20 million paid by RareGen to Sandoz as consideration payable to the customer has been recorded as an asset that will be amortized on a straight-line basis into income as contra revenue over the initial five-year term of the contract.
The Promotion Agreement has customary termination provisions for breach, bankruptcy of one of the parties, withdrawal of marketing approval, and safety concerns. Both parties have the right to terminate the Promotion Agreement before the end of the initial term in certain circumstances including if net profits targets are not reached after aggregate net profits received by the other party has reached a specified hurdle.
The Product was launched in March 2019. For the year ended December 31, 2019, RareGen recognized revenues for its share of net profits under the Promotion Agreement of approximately $10.1 million including contra revenue of approximately $3.3 million, related to the amortization of the upfront payments. For the six-month period ended June 30, 2020, RareGen recognized revenues for its share of net profits under the Promotion Agreement of approximately $4.6 million including contra revenue of approximately $2 million, related to the amortization of the upfront payments. For the six-month period ended June 30, 2019, RareGen recognized revenues for its share of net profits under the Promotion Agreement of approximately $3.4 million including contra revenue of approximately $1.3 million. At June 30, 2020, December 31, 2019 and December 31, 2018, the unamortized balances of the upfront payments made to Sandoz were approximately $14.7 million, $16.7 million and $20 million, respectively, which are included in Intangibles, net in RareGen’s balance sheet in the accompanying financial statements.
Recent Accounting Pronouncements
See note 2 to RareGen’s financial statements beginning on page F-1 of this proxy statement/prospectus for a description of recent accounting pronouncements applicable to RareGen’s financial statements.
Qualitative and Quantitative Disclosures about Market Risk
RareGen is affected by changes in the general level of U.S. interest rates, particularly because RareGen’s investments, including cash equivalents, are in the form of money market accounts.
Inflation generally affects RareGen by increasing its cost of labor. RareGen does not believe that inflation had a material effect on its business, financial condition or results of operations during the period from July 16, 2018 (date of inception) through December 31, 2018, the year ended December 31, 2019 or the six months ended June 30, 2020.

RAREGEN’S BUSINESS
Overview
Pursuant to its Promotion Agreement with Sandoz, RareGen owns the exclusive rights to conduct any and all promotional and non-promotional activities to encourage the appropriate use of the first-to-file fully substitutable generic treprostinil injection for the treatment of patients with PAH in the United States, or the Product. To that end, RareGen has a small, targeted sales force focused on PAH which it employs to conduct such marketing activities. See below under “Promotion Agreement” on page 70 for more information.
Treprostinil, Remodulin® and the Generic Version of Remodulin®
Treprostinil/Remodulin® Generally
Treprostinil is a synthetic analog of prostacyclin, a vasoactive mediator essential to normal lung function that is deficient in patients with PAH. Treprostinil can be administered as a continuous infusion through the use of an infusion pump or continuous intravenous infusion through the use of a central venous catheter. PAH is a rare disease, with an estimated prevalence in the United States of approximately 30,000 patients. Of such patients, approximately 3,000 patients are on Remodulin®, which has annual sales of approximately $600 million. Remodulin® is treprostinil administered through subcutaneous or intravenous infusion and is marketed by United Therapeutics. Because parenteral agents are considered to offer the greatest efficacy, but also carry the most significant side effects related to infusion site pain, risk of infection, and significant limitations on quality of life, they are usually reserved for patients later in the course of the disease.
Treprostinil is currently sold mainly through specialty pharmacies, such as Accredo and CVS, and hospitals through traditional distributors. Treprostinil generally has a two-year shelf life, although Remodulin® has a four-year shelf life.
Remodulin® was approved by the FDA for subcutaneous and intravenous administration in 2002 and 2004, respectively, and has been sold commercially in the United States since 2002. United Therapeutics sells Remodulin® to specialty pharmaceutical distributors in the United States and to pharmaceutical distributors internationally. Remodulin® is indicated to treat patients with PAH, to diminish symptoms associated with exercise. Studies establishing effectiveness included patients with functional class II-IV (moderate to severe) symptoms. Outside of the United States, Remodulin® is marketed and sold for the treatment of PAH throughout most of Europe, and various countries throughout Asia, the Middle East and South America.
Remodulin® has many qualities that make it an appealing alternative to other parenteral therapies for the treatment of PAH. Remodulin® is stable at room temperature, so it does not need to be cooled during infusion and patients do not need to use cooling packs or refrigeration to keep it stable. Treprostinil is highly soluble under certain circumstances and highly potent in concentrated solutions. This allows therapeutic concentrations of Remodulin® to be delivered at very low flow rates via miniaturized infusion pumps for both subcutaneous and intravenous infusion. Remodulin® can be continuously infused for up to 48 hours before refilling the external infusion pump. This profile contrasts favorably with non-treprostinil based, continuously infused prostacyclin therapies that are presently available — Flolan®, Veletri® and generic epoprostenol. Flolan® and generic epoprostenol are not stable at room temperature (and therefore require refrigeration or the use of cooling packs), but Veletri® may be stable at room temperature depending on its concentration. Flolan®, generic epoprostenol, and Veletri® have shorter half-lives than Remodulin, requiring mixing prior to pump refills. None of these other parenteral products may be administered via subcutaneous infusion, and therefore may only be delivered intravenously.
Patients must use external pumps manufactured by third parties to deliver Remodulin®. Smiths Medical manufactures the pumps used by most patients in the United States to administer Remodulin®, including the CADD-MS® 3 (MS-3) pump used to deliver subcutaneous Remodulin®, and the CADD-Legacy® pump to deliver intravenous Remodulin®.
There are serious side effects associated with Remodulin®. For example, when infused subcutaneously, Remodulin® causes varying degrees of infusion site pain and reaction (redness and swelling) in most patients.

Patients who cannot tolerate the infusion site pain related to the use of subcutaneous Remodulin® may instead use intravenous Remodulin®. Intravenous Remodulin® is delivered continuously through a surgically implanted central venous catheter, similar to Flolan®, Veletri® and generic epoprostenol. Patients who receive therapy through implanted venous catheters have a risk of developing blood stream infections and a serious systemic infection known as sepsis. Other common side effects associated with both subcutaneous and intravenous Remodulin® include headache, diarrhea, nausea, jaw pain, vasodilation and edema.
It is estimated that branded sales of Remodulin® recorded approximately $466 million in U.S. revenue in 2019 (and approximately $587 million in total, including approximately $121 million of non-U.S. sales), of which approximately 50% of branded Remodulin® sales derived from intravenous administration and 50% of branded Remodulin® sales derived from subcutaneous administration. The majority of sales made pursuant to the Promotion Agreement are made through specialty pharmacies. In consideration for RareGen conducting certain responsibilities associated with the commercialization of the Product, RareGen receives a portion of the net profits generated from the sales of the Product.
Sandoz
Sandoz, a Novartis division, is a global leader in generic pharmaceuticals and biosimilars. Sandoz’s purpose is to pioneer novel approaches to help people around the world access high-quality medicine. Sandoz’s broad portfolio of high-quality medicines, covering all major therapeutic areas, accounted for 2019 sales of $9.7 billion. Sandoz’s headquarters are in Holzkirchen, in Germany’s Greater Munich area.
Generic Version of Remodulin®
In 2011, Sandoz filed an ANDA with the FDA to market a generic version of treprostinil for parenteral administration. Sandoz claimed that United Therapeutics’ patents for Remodulin® were invalid, unenforceable and/or not infringed by its generic version of treprostinil. United Therapeutics then sued Sandoz for patent infringement and the parties settled that litigation in 2015. Pursuant to that settlement agreement, Sandoz was permitted to market its generic treprostinil alternative in June 2018 and United Therapeutics agreed to not interfere with Sandoz’s efforts to launch its generic product. In August 2018, Sandoz partnered with RareGen to jointly market and commercialize its generic version of treprostinil pursuant to a Promotion Agreement, as described below. The treprostinil is supplied in 20 mL multi-dose vials in four strengths — containing 20 mg, 50 mg, 100 mg, or 200 mg (1 mg/mL, 2.5 mg/mL, 5 mg/mL or 10 mg/mL) of treprostinil, respectively.
Sandoz launched the first-to-file fully substitutable generic treprostinil for parenteral administration in March 2019, followed by Teva Pharmaceuticals in October 2019. Par Pharmaceutical, Inc. launched a generic treprostinil for parenteral administration after receiving approval in September 2019, Dr. Reddy’s Laboratories Inc.’s received approval in May 2020 for generic treprostinil for parenteral administration, and Alembic Pharmaceuticals Ltd’s has settled with United Therapeutics in order to launch a generic treprostinil for parenteral administration, though it has not yet been approved to date. In March 2020, Teva obtained the rights to sell its generic product to CVS, which rights were previously held by RareGen and Sandoz. Currently, RareGen sells Sandoz’s generic product mainly through Accredo. The generic product launched by Sandoz and RareGen is a fully substitutable generic for Remodulin®, with the same active ingredient, same strength, same dosage forms and same inactive ingredient amounts as Remodulin®, and at the same service and support, but at a lower price. This product is currently used only for intravenous administration.
Pursuant to the UTC/Smiths Medical litigation, RareGen and Sandoz allege that Smiths Medical and United Therapeutics blocked access to cartridges necessary for administering the generic treprostinil through the CADD MS-3 pump manufactured by Smiths Medical for use in the administration of subcutaneous infusions of generic treprostinil.
Promotion Agreement
RareGen entered into a Promotion Agreement with Sandoz on August 1, 2018, as amended on May 8, 2020, or the Promotion Agreement, pursuant to which Sandoz engaged RareGen on an exclusive basis to promote the appropriate use of Sandoz’s treprostinil, or the Product, for the treatment of PAH in the United

States, including its commonwealths, territories, possessions and military bases, or the Territory. Under the Promotion Agreement, RareGen also works jointly with Sandoz on commercial strategy for the Product and has responsibility for identifying, manufacturing and developing medical devices, including pumps and cartridges, that may be used to administer the Product. Sandoz retains all rights in and to the Product. Sandoz is the holder of the ANDA for the Product. As the ANDA holder, Sandoz maintains responsibility for compliance with FDA regulatory and healthcare laws including any regulatory communications with the FDA or any other regulatory authorities as it pertains to, for example, reporting obligations for the ANDA, maintaining regulatory approvals, inspections, and meeting all submission requirements for the product label and for promotional labeling materials at the time of initial dissemination.
Under the Promotion Agreement, Sandoz retains responsibility for: the specifications, manufacture and supply, distribution and future development of treprostinil; regulatory submission and interactions with the FDA pertaining to treprostinil, including maintaining all necessary regulatory approvals; reporting to the FDA or other regulatory authorities on matters relating to manufacturing, sale or promotion, such as any safety events involving treprostinil; internally reviewing and, as it determines appropriate, approving promotional materials developed by RareGen, and making submissions to the FDA’s Office of Prescription Drug Promotion; handling safety activities including adverse event reporting, and initiating and managing any recalls of treprostinil.
RareGen’s activities and obligations related to regulatory matters conducted under the Promotion Agreement include: promotional and non-promotional activities, including sales and marketing activities for treprostinil, and engagement of healthcare professionals for advisory boards; developing, with prior written approval from Sandoz, marketing and educational materials consistent with FDA approved labeling and applicable laws; notifying Sandoz of notices from governmental authorities about adverse event reports or regulatory inquiries related to the safety of treprostinil, product complaints or alleged defects, unsolicited requests for off-label medical information; providing certain data and information to Sandoz in order to fulfill its transparency and reporting obligations under the Physician Payment Sunshine Act; complying with applicable laws relevant to the activities conducted under the Promotion Agreement; establishing a compliance program and mechanism for disclosure of any violations of RareGen policies and procedures and submission of an annual report and certification to Sandoz of its compliance activities; and managing, with oversight and participation from Sandoz, negotiations and arrangements for managed care activities.
The Promotion Agreement, unless earlier terminated, initially extends until the eight (8) year anniversary of the first commercial sale of the Product by Sandoz, which occurred on or about March 25, 2019. The Promotion Agreement automatically renews for successive two-year terms unless earlier terminated.
RareGen paid Sandoz an initial payment of $10 million on August 1, 2018 and, upon the successful quality release by Sandoz of 9,000 units of the Product on August 3, 2018, RareGen paid Sandoz an additional $10 million as further consideration for the right to conduct the activities as contemplated in the Promotion Agreement and to receive a portion of the “Net Profits” (as defined below). The portion of Net Profits are allocated to RareGen as follows: (i) for that portion of aggregate Net Profits less than or equal to $500 million, RareGen shall receive between 50-80% of all such Net Profits; and (ii) for that portion of aggregate Net Profits greater than $500 million, RareGen shall receive 75% of all such Net Profits.
“Net Profits” are calculated based on net sales of the Product less (i) certain manufacturing costs incurred by Sandoz or its affiliates or any third party, if applicable, (ii) certain write-offs resulting from or relating to unsold and expired Products or components, (iii) costs associated with patient starter kits and (iv) certain other fees, charges and expenses charged by customers. RareGen also has the right to inspect and audit the records and books of account maintained by Sandoz, or any affiliate, as applicable, with respect to Net Profits and related factors.
RareGen also is required to use good faith efforts to bring to market 3ml cartridges for use in a Smiths Medical CADD-MS® 3 (MS-3) ambulatory infusion pump with treprostinil, or the Cartridges, and to market and make the Cartridges available for use with the Product. Upon termination of the Promotion Agreement, Sandoz may make and market the Cartridges pursuant to a license agreement as negotiated between RareGen and Sandoz in good faith.

The Promotion Agreement required the formation of a joint steering committee, or JSC, which meets quarterly and consists of three representatives from each of RareGen and Sandoz. The purpose and responsibilities of the JSC include: (i) reviewing and approving updates or amendments to the “RareGen Activity Plan and Budget” (as defined in the Promotion Agreement); (ii) planning and implementating RareGen promotional activities; (iii) coordinating and implementing commercialization strategy; (iv) discussing the forecasting, procurement and manufacture of the Product and constituent parts; and (v) discussing status and terms of agreements with customers.
RareGen and Sandoz may terminate the Promotion Agreement for cause upon a number of customary events, such as a material breach of the Promotion Agreement that remains uncured, complete withdrawal of marketing approval of the Product or upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings with respect to the other party. Further, either party may terminate the Promotion Agreement upon written notice to the other party at any time after the initial eight (8) year term in the event Sandoz is then procuring 100% of its supply of Product from a single third party upon (a) expiration of the supply agreement with such third party and (b) Sandoz’s failure, after exercise of commercially reasonable efforts, to secure continued supply of the Product from such third party or other third parties within 12 months of the termination of such supply agreement. RareGen and Sandoz also each have a right to terminate the Promotion Agreement on not more than 90 days’ written notice in the event that Net Profits in the last calendar year are less than $5 million.
Sandoz may terminate the Promotion Agreement on not more than 90 days’ written notice after the conclusion of any full 12-month calendar year in the event that Net Profits in such calendar year are less than or equal to 10% of the net sales in such calendar year; provided, however, that Sandoz may not terminate the Promotion Agreement in such instance unless and until (i) aggregate amounts received by RareGen under the sharing of Net Profits have reached $32.5 million, or (ii) both (x) Net Profits or the profit margin were adversely affected in such calendar year by any temporary event or circumstance and (z) the JSC makes a determination that such profit margin deficiency is not likely to continue in the subsequent calendar year. Sandoz may also terminate the Promotion Agreement upon a change of control of RareGen; provided, however, that in connection with the second amendment to the Promotion Agreement, Sandoz waived this termination right provided that the Merger Transaction closes on or prior to December 31, 2020. In the event that the Merger Transaction does not close on or before December 31, 2020, RareGen will need to obtain an extension to Sandoz’s consent and waiver in order to satisfy the conditions to closing the Merger Transaction.
RareGen may terminate the Promotion Agreement on not more than 90 days’ written notice after the conclusion of any full 12-month calendar year in the event that RareGen’s share of the Net Profits in such calendar year are less than or equal to RareGen’s operating expenses relating to the Product for such calendar year; provided, however, that RareGen may not terminate the Promotion Agreement in such instance unless and until (i) aggregate amounts received by Sandoz under the share of Net Profits have reached $28.125 million, or (ii) both (x) Net Profits or its operating expenses relating to the Product were adversely affected in such calendar year by a temporary event or circumstance and (z) the JSC makes a determination that RareGen’s share of the Net Profits is not likely to continue to be less than its operating expenses relating to the Product in the subsequent calendar year.
Pursuant to the terms of the Promotion Agreement, Sandoz and RareGen also entered into a pharmacovigilance agreement on January 9, 2019, or the Pharmacovigilance Agreement. Under the Promotion Agreement, Sandoz is responsible for all pharmacovigilance activities regarding the Product while RareGen’s sole obligations related to pharmacovigilance is to notify Sandoz in the event that it receives safety information regarding the Product or information regarding any safety-related regulatory request or inquiry. The Pharmacovigilance Agreement establishes the procedures and guidelines that RareGen must follow when fulfilling its pharmacovigilance notification responsibilities.
PBM Services Agreement
Pursuant to that certain services agreement with PBM Capital Group, dated August 7, 2018 and as amended on April 1, 2019, or the Services Agreement, PBM Capital Group is retained by RareGen to provide certain services including but limited to: (i) strategy and business development, (ii) operations management, (iii) contract negotiation and review, (iv) processing purchase orders issued by RareGen,

(v) establishing, maintaining and administering benefit plans, (vi) maintaining financial books and records of RareGen and (vii) furnishing such other services as are incidental to the foregoing or usually or customarily furnished by a financial manager. RareGen pays a fee of $20,000 per month for the services provided by PBM Capital Group. The Services Agreement automatically renews for successive one-year periods after the expiration of the initial term on August 7, 2019. However, the Services Agreement may be terminated by either party at any time, with or without cause with 60 days advance written notice. As a condition precedent to closing the Merger Agreement, the Services Agreement will be terminated or, by agreement of us, RareGen and PBM Capital Group, amended and restated, in either case as of the effective time of the Merger Transaction.
Joint Development Agreement
Pursuant to a Joint Development Agreement, dated May 6, 2019, by and between RareGen and Carelife USA Inc., or Carelife, RareGen has engaged Carelife to perform certain development and manufacturing services, and to furnish finished cartridges when ready for commercial sale. Currently, RareGen is working with Carelife to develop a medication cartridge for use with CADD-MS® 3 (MS-3) ambulatory infusion pumps. Pursuant to the Joint Development Agreement, Carelife or an affiliate of Carelife will manufacture the medication cartridge for use with CADD-MS® 3 ambulatory infusion pumps that is currently under development by RareGen and Carelife. Such manufacturer will then sell cartridges to a distributor who will import the cartridges into the United States and sell them to specialty pharmacies and other customers. It is contemplated that RareGen will only receive a commission or fee on sales of the cartridges to the specialty pharmacies and other customers. The amount of RareGen’s fee is to be negotiated. All other amounts received with respect to the manufacture and sale of such cartridges will be paid to the manufacturer, distributor and/or other third parties.
Each party is responsible for providing the necessary systems, personnel and materials to perform the tasks assigned to it according to the terms of the Joint Development Agreement. Additionally, RareGen is responsible for (i) costs and expenses related to the production of product molds, and (ii) third party costs and expenses relating to testing of any products manufactured by Carelife in accordance with the Joint Development Agreement. RareGen retains all intellectual property and technology created pursuant to the Joint Development Agreement.
The initial term of the Joint Development Agreement expires on May 6, 2027, and RareGen may terminate at any time upon 30 days’ prior written notice.
Marketing, Sales and Support
RareGen has a PAH-seasoned small, targeted sales force that provides strategy, investment and commercialization for the Product. RareGen also engages a consultant for certain marketing services. RareGen closely coordinates with specialty pharmacies to maximize the patient experience and adoption. Specialty pharmacies own the infusion pumps and supply them to patients as needed, along with the drug and other ancillary equipment required for continuous infusion.
The majority of sales made pursuant to the Promotion Agreement are made through specialty pharmacies, due to its investments in health care professionals, or HCPs, and patient experience and support. Currently, approximately 95% of quantities are sold through specialty pharmacies.
Following the closing of the Merger Transaction, RareGen, as a subsidiary of HoldCo, will continue to carry out its responsibilities under the Promotion Agreement, including sales and marketing. RareGen and Sandoz are jointly responsible for commercial strategy and payer strategy. Sandoz will continue to hold the ANDA, manage the supply chain, recognize and report revenue, and manage contracts with payers.
Research, Development and Engineering
RareGen continues to pursue potential collaborations and partnerships with third parties to develop ambulatory infusion pumps that would be suitable for administration of generic treprostinil to patents.
Intellectual Property
RareGen does not currently hold any patent, published patent applications or U.S. copyright registrations and currently holds one registered trademark, “RAREGEN”. Much of RareGen’s intellectual property consists of know-how and goodwill which is valid and enforceable only insofar as it qualifies as trade secrets under applicable law.
Additionally, pursuant to the Promotion Agreement, RareGen has the non-exclusive right to use Sandoz’s trademarks and copyrights on (i) labels and other written, printed or graphic matter on (x) any container or wrapper utilized with the Product or (z) any written material accompanying the Product and (ii) any other Product materials provided by or on behalf of Sandoz for use in connection with RareGen’s promotional activities. Any improvement, enhancement or modification made, discovered, conceived, reduced to practice or generated by RareGen to any of RareGen’s know-how (as defined in the Promotion Agreement) in performing its promotional activities shall vest in RareGen if it is not derived from Sandoz’s confidential information.
Government Regulation
RareGen does not itself hold any drug approvals from the FDA or any similar governmental authority, nor does it bill government or commercial payors for any pharmaceutical products. Given, however, that RareGen provides services to the pharmaceutical industry that include sales and marketing and certain educational communication services, FDA laws and other federal laws governing healthcare are relevant to its business and the related risks. Additionally, certain states have implemented laws applicable to pharmaceutical companies whereby they must also comply with, among other things, transparency requirements regarding sales and marketing activities, and prohibitions or restrictions on financial arrangements or activities with healthcare professionals.
At the federal level, FDA law prohibits “misbranding” of drugs and establishes related rules and policies on promotional and non-promotional (educational, scientific) communications, and as such, interactions with or communications directed to healthcare professionals, or HCPs, or prospective customers, or patients or patient- or disease-advocates or advocacy groups, are subject to heightened scrutiny by the FDA. Relative to non-promotional communications, for example, there are specific FDA accommodations for non-promotional, truthful and non-misleading sharing of information regarding products in development and off-label uses including dissemination of peer-reviewed reprints that contain off-label information, support of independent continuing medical education, or CME, that may include discussion of off-label information, and healthcare economic discussions with payors. These non-promotional communications, while permitted by the FDA, are subject to a number of limitations as well as industry compliance best practices. Additionally, although the FDA would typically look primarily to the ANDA holder for responsibility for the compliance of its products including as related to outsourced services that it obtains from third parties, the Food, Drug, and Cosmetic Act is broad in scope such that if any third party were found to have “caused” misbranding the FDA could theoretically take enforcement action against that entity, even if not explicitly in a directly regulated role.
Compliance with these FDA laws also has relevance to healthcare fraud and abuse laws such as (i) the False Claims Act, or the FCA, as off-label promotion can be used as a basis the government to take action under the FCA, and (ii) the Anti-Kickback Statute, or AKS, as healthcare professionals who receive payment for services, such as advisory board services, who are not clearly documented as providing bona fide services for which only fair market value has been paid can raise AKS-related concerns.
The AKS prohibits, among other things, persons and entities from knowingly and willfully soliciting, receiving, offering or paying remuneration, directly or indirectly, overtly or covertly, in case or in kind, to induce or reward, or in return for, or either the referral of an individual for, or the purchase, lease or order or recommendation of an item or service reimbursable, in whole or in part, under a federal healthcare program, such as the Medicare and Medicaid programs. This statute has been interpreted broadly to apply to, among other things, arrangements between pharmaceutical manufacturers on the one hand and prescribers, purchasers and formulary managers on the other hand. The term “remuneration” expressly includes kickbacks, bribes or rebates and also has been broadly interpreted to include anything of value. There are a number of statutory exceptions and regulatory safe harbors protecting certain common activities from prosecution or other regulatory sanctions; however, the exceptions and safe harbors are drawn narrowly, and practices that do not fit squarely within an exception or safe harbor may be subject to scrutiny. The failure to meet all of the requirements of a particular applicable statutory exception or regulatory safe harbor does not make the conduct per se illegal under the federal Anti-Kickback Statute. Instead, the legality of the arrangement will be evaluated on a case-by-case basis based on a cumulative review of all of its facts and circumstances. Our sales and marketing practices may not meet all of the criteria for safe harbor protection from AKS liability in all cases. A person or entity does not need to have actual knowledge of the AKS or specific intent to violate it to have committed a violation. In addition, Patient Protection and Affordable Care Act of 2010, as amended, or the ACA, codified case law that a claim including items or services resulting from a violation of the AKS constitutes a false or fraudulent claim for purposes of the FCA.
The federal FCA prohibits individuals or entities from, among other things, knowingly presenting or causing the presentation of a claims payment to, or approval by, the federal government that are false, fictitious or fraudulent, or knowingly making, using or causing to be made or used, a false record or statement material to a false or fraudulent claim to avoid, decrease or conceal an obligation to pay money to the federal government. As a result of a modification made by the Fraud Enforcement and Recovery Act of 2009, a claim includes “any request or demand” for money or property presented to the federal government. Although we do not submit claims directly to payors, manufacturers can be held liable under these laws if they are deemed to “cause” the submission of false or fraudulent claims by, for example, providing inaccurate billing or coding information to customers, promoting a product for unapproved uses (also known as “off-label promotion”), marketing products of sub-standard quality, or, as noted above, paying a kickback that results in a claim for items or services in violation of the AKS. The FCA also permits a private individual acting as a “whistleblower” to bring actions on behalf of the federal government alleging violations of the FCA and to share in any monetary recovery. In addition, certain marketing practices, including off-label promotion, may also implicate the FCA. Although the FCA is a civil statute, conduct that results in a FCA violation may also implicate various federal criminal statutes.
Employees
As of June 30, 2020, RareGen employed nine employees on a full-time basis, consisting of seven active sales employees, RareGen’s Chief Executive Officer and RareGen’s Chief Operating Officer. In addition, RareGen contracts with consultants for services. RareGen believes that its future success will depend in large part on its ability to recruit and retain qualified employees, particularly highly skilled sales representatives. At times RareGen has experienced difficulty in attracting new personnel, and RareGen may not be successful in retaining or recruiting sufficient key personnel in the future. None of RareGen’s employees is represented by a labor union, and RareGen has never experienced a work stoppage, slowdown or strike. RareGen considers its relationship with its employees to be good.

Properties
RareGen’s corporate headquarters are located in Durham, North Carolina, and consist of approximately 1,350 square feet of space under a lease that expires on October 31, 2020. The permitted use of this location is general office. RareGen believes that its facility is adequate for its current needs.
Legal Proceedings and Related Agreements
On April 16, 2019, Sandoz and RareGen filed a complaint against United Therapeutics and Smiths Medical in the District Court of New Jersey (Case No. No. 3:19-cv-10170), or the UTC/Smiths Medical litigation, alleging that United Therapeutics and Smiths Medical violated the Sherman Antitrust Act of 1890, state law antitrust statutes and unfair competition statutes by engaging in anticompetitive acts regarding the drug treprostinil for the treatment of PAH. On March 20, 2020, Sandoz and RareGen filed a first amended complaint adding a claim that United Therapeutics breached a settlement agreement that was entered into in 2015, in which United Therapeutics agreed to not interfere with Sandoz’s efforts to launch its generic treprostinil, by taking calculated steps to restrict and interfere with the launch of Sandoz’s competing generic product. United Therapeutics developed treprostinil under the brand name Remodulin® and Smiths Medical manufactured a pump and cartridges that are used to inject treprostinil into patients continuously throughout the day. Sandoz and RareGen allege that United Therapeutics and Smiths Medical entered into anticompetitive agreements (i) whereby Smiths Medical placed restrictions on the cartridges such that they can only be used with United Therapeutics’ branded Remodulin® product and (ii) requiring Smiths Medical to enter into agreements with specialty pharmacies to sell the cartridges only for use with Remodulin®.
On January 29, 2020, the court denied RareGen’s and Sandoz’s motion for a preliminary injunction and United Therapeutics’ and Smiths Medicals’ motion to dismiss. The litigation is proceeding through the discovery process.
HoldCo or its subsidiaries post-closing will not be entitled to any proceeds resulting from, or bear any financial or other liability for, the UTC/Smiths Medical litigation.
RareGen may become subject to additional legal proceedings and claims arising in connection with the normal course of its business. In the opinion of RareGen’s management, except as disclosed herein, there are currently no claims that would have a material adverse effect on RareGen’s financial position, results of operations or cash flows.
Financing Agreement
On June 4, 2020, RareGen entered into a financing agreement with Henderson SPV, LLC, or Henderson, to cover prospective costs of the litigation with United Therapeutics and Smiths Medical, from the date of this agreement, in consideration for a share of the litigation proceeds. In the event that RareGen has no proceeds from the litigation, Henderson will have no right to recover any litigation expenses that were previously financed. Henderson has financed approximately $1.4 million in litigation costs as of the date of this proxy statement/prospectus.
Litigation Funding and Indemnification Agreement
See “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Litigation Funding and Indemnification Agreement” on page 139 for more information.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF HOLDCO
On June 29, 2020, we and RareGen entered into the Merger Agreement. Under the terms of the Merger Agreement, Liquidia Merger Sub, a wholly owned subsidiary of HoldCo, will merge with and into our company and our stockholders will receive one share of HoldCo common stock in exchange for each share of our common stock at the effective time of the Merger Transaction. In addition, RareGen Merger Sub, a wholly owned subsidiary of Liquidia Corporation, will merge with and into RareGen under the Merger Transaction. Upon consummation of the Merger Transaction, the separate corporate existences of Liquidia Merger Sub and RareGen Merger Sub will thereupon cease and our company and RareGen will continue as wholly owned subsidiaries of Liquidia Corporation.
The following unaudited pro forma condensed combined financial information gives effect to the Merger Transaction. The Unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Merger Transaction had occurred on June 30, 2020. The Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2020 and for the year ended December 31, 2019 are presented as if the Merger Transaction had occurred on January 1, 2019, the beginning of the earliest period presented. The unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of our company and RareGen, and the assumptions and adjustments set forth in the accompanying explanatory notes. This unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting where we are considered the acquirer of RareGen for accounting purposes. See “Note 2 — Basis of Presentation” below on page 81.
The unaudited pro forma condensed combined financial information for the Merger Transaction has been developed from and should be read in conjunction with our unaudited interim consolidated financial statements contained in our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2020 filed with the SEC on August 10, 2020 and our audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 16, 2020, which are each incorporated by reference into this proxy statement/prospectus. The acquisition of RareGen will be accounted for as a business combination and will reflect the application of acquisition accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. For purposes of developing the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2020, the acquired RareGen assets, including identifiable intangible assets and liabilities assumed, have been recorded at their estimated fair values with the excess purchase price assigned to goodwill. The pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and liabilities assumed and information available as of the date of this proxy statement/prospectus. Certain valuations and assessments, including valuations of property, plant and equipment, contingent consideration, other intangible assets as well as the assessment of the tax positions and rates of the combined business, are in process and will not be completed until subsequent to the close of the proposed acquisition. The estimated fair values assigned in this unaudited pro forma condensed combined financial information is preliminary and represent our current best estimate of fair value and are subject to revision.
At the effective time of the Merger Transaction, an aggregate of 6,166,666 shares of HoldCo common stock, including 616,666 shares of HoldCo common stock which will be withheld from RareGen members to secure the indemnification obligations of RareGen members, will be issued to RareGen members in exchange for 10,000 RareGen common units, representing all of the issued and outstanding RareGen equity. Additionally, RareGen members shall be entitled to a pro rata portion of any RareGen cash at closing in excess of $1 million. RareGen members are also entitled to receive a pro rata portion of up to an additional 2,708,333 shares of HoldCo common stock in the aggregate in 2022, based on the amount of 2021 net sales of the generic treprostinil product owned by Sandoz, which RareGen markets pursuant to the Promotion Agreement, which are referred to herein as Net Sales Earnout Shares. Please see Note 3 below for further detail on consideration paid to RareGen members. The fair value of the purchase consideration, or the purchase price, in the unaudited pro forma condensed combined financial information is estimated to be approximately $33.7 million. The purchase consideration consists of the 6,166,666 shares of HoldCo common stock based on a per share price of $4.77, which represents the closing price of our common stock on September 9, 2020, and the estimated fair value of the contingent consideration liability of $4.3 million.

Unaudited Pro Forma Condensed Combined Balance Sheet
June 30, 2020
	Liquidia Technologies	RareGen	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$23,586,442	$8,708,522	$(7,708,522)	A	$24,586,442
Accounts receivable, net	—	2,731,205	(2,731,205)	B	—
Prepaid expenses and other current assets	750,023	46,325	—		796,348
Total current assets	24,336,465	11,486,052	(10,439,727)		25,382,790
Property and equipment, net	7,976,411	83,138	—		8,059,549
Operating lease right-of-use assets	2,743,600	—	—		2,743,600
Intangible assets, net	—	—	12,538,000	C	12,538,000
Goodwill	—	—	10,767,103	C	10,767,103
Other assets	378,043	14,669,131	(1,551,667)	C	13,495,507
Total assets	$35,434,519	$26,238,321	$11,313,709		$72,986,549
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$5,794,876	$1,904,838	$4,082,195	D, F	$11,781,909
Lease liabilities, current portion	1,950,916	—	—		1,950,916
Due to related party	—	82,195	(82,195)	D	—
Contingent consideration liability	—	—	4,265,000	H	4,265,000
Deferred income tax liability	—	—	1,885,000	G	1,885,000
Current portion of long-term debt	5,585,636	—	—		5,585,636
Total current liabilities	13,331,428	1,987,033	10,150,000		25,468,461
Lease liabilities, noncurrent	5,728,745	—	—		5,728,745
Long-term debt	7,504,757	—	—		7,504,757
Total liabilities	26,564,930	1,987,033	10,150,000		38,701,963
Stockholders’ Equity
Members’ equity	—	24,251,288	(24,251,288)	E	—
Common stock	28,374	—	6,167	E	34,541
Additional paid-in capital	252,788,245	—	29,408,830	E	282,197,075
Accumulated deficit	(243,947,030)	—	(4,000,000)	F	(247,947,030)
Total stockholders’ equity	8,869,589	24,251,288	1,163,709		34,284,586
Total liabilities and stockholders’ equity	$35,434,519	$26,238,321	$11,313,709		$72,986,549
See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Financial Information.”

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2020
	Liquidia Technologies	RareGen	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Net service revenue	$—	$4,578,896	$—		$4,578,896
Collaboration revenue	—	—	—		—
Net service revenue	—	4,578,896	—		4,578,896
Operating expenses:
Cost of service revenue	—	800,662	1,372,000	I	2,172,662
Research and development	19,313,342	84,444	—		19,397,786
General and administrative	9,049,460	2,953,818	(500,000)	F	11,503,278
Total operating expenses	28,362,802	3,838,924	872,000		33,073,726
(Loss) Income from operations	(28,362,802)	739,972	(872,000)		(28,494,830)
Interest income	121,220	17,378	—		138,598
Interest expense	(465,998)	—	—		(465,998)
Net (loss) income	$(28,707,580)	$757,350	$(872,000)		$(28,822,230)
Net loss per share, basic	$(1.01)				$(0.83)
Net loss per share, diluted	$(1.01)				$(0.83)
Weighted average common shares outstanding, basic	28,453,812		6,166,666	E	34,620,478
Weighted average common shares outstanding, diluted	28,453,812		6,166,666	E	34,620,478
See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Financial Information.”

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2019
	Liquidia Technologies	RareGen	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Net service revenue	$—	$10,088,356	$—		$10,088,356
Collaboration revenue	8,072,120	—	—		8,072,120
Total revenue	8,072,120	10,088,356	—		18,160,476
Operating expenses:
Cost of revenue	807,192	2,211,124	2,789,000	I	5,807,316
Research and development	40,491,358	30,627	—		40,521,985
General and administrative	13,597,119	7,459,577	4,500,000	F	25,556,696
Total operating expenses	54,895,669	9,701,328	7,289,000		71,885,997
(Loss) Income from operations	(46,823,549)	387,028	(7,289,000)		(53,725,521)
Interest income	613,716	22,799	—		636,515
Interest expense	(1,373,622)	(53)	—		(1,373,675)
Net (loss) income	$(47,583,455)	$409,774	$(7,289,000)		$(54,462,681)
Net loss per share, basic	$(2.57)				$(2.21)
Net loss per share, diluted	$(2.57)				$(2.21)
Weighted average common shares outstanding, basic	18,482,455		6,166,666	E	24,649,121
Weighted average common shares outstanding, diluted	18,482,455		6,166,666	E	24,649,121
See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Financial Information.”

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.
Description of Transaction

Consideration paid to RareGen
RareGen members will receive an aggregate of 6,166,666 shares of HoldCo common stock, including 616,666 shares of HoldCo common stock which will be withheld from RareGen members to secure the indemnification obligations of RareGen members, in exchange for 100% of the membership interests in RareGen. RareGen members are also entitled to receive between 1,458,333 shares of HoldCo common stock, in the event that 2021 net sales under the Promotion Agreement equals $32.9 million, and 2,708,333 shares of HoldCo common stock in the event that 2021 net sales under the Promotion Agreement equals $61.1 million. Additionally, RareGen members shall be entitled to a pro rata portion of any RareGen cash at closing in excess of $1 million, which is referred to in the Merger Agreement as the Minimum Cash Amount. This number of shares of HoldCo common stock to be exchanged in the Merger Transaction will not be adjusted for changes in the market price or number of shares outstanding of either our common stock between the date of signing the Merger Agreement and completion of the Merger Transaction or, for purposes of the Net Sales Earnout Shares, the HoldCo common stock between the date of completion of the Merger Transaction and the date of determination whether 2021 net sales are at least $32.9 million.
2.
Basis of Presentation

The accompanying unaudited pro forma condensed combined financial information gives effect to the Merger Transaction in which RareGen will merge with and into our company. The unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of our company and RareGen, and the assumptions and adjustments set forth in these notes. The unaudited pro forma condensed combined financial information is provided for informational purposes only and is based on available information and assumptions that we believe are reasonable. It does not purport to represent what the actual consolidated results of operations or the consolidated financial position of HoldCo would have been if the Merger Transaction occurred on the dates indicated, nor is it necessarily indicative of future consolidated results of operations or consolidated financial position. The actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein due to a variety of factors, including access to additional information, changes in value not currently identified and changes in operating results following the date of the unaudited pro forma condensed combined financial information.
Merger-related pro forma adjustments are included only to the extent they are adjustments that reflect the accounting for the transaction in accordance with U.S. GAAP.
The Merger Transaction will be accounted for using the acquisition method of accounting with our company considered the accounting and legal acquirer. The unaudited pro forma condensed combined financial information reflects the preliminary assessment of fair values and useful lives assigned to the assets acquired and liabilities assumed. Fair value estimates were determined based on preliminary discussions between us and RareGen and through due diligence efforts. The detailed valuation studies necessary to arrive at the required estimates of the fair values for the RareGen assets acquired and liabilities assumed have not been completed. Significant assets and liabilities that are subject to preparation of valuation studies to determine appropriate fair value adjustments include intangible assets, deferred income tax liability and accrued costs. Changes to the fair values of these assets and liabilities will also result in changes to goodwill recorded from the acquisition, which could be material.
3.
Preliminary Purchase Consideration

The fair value of the purchase consideration, or the purchase price, in the unaudited pro forma condensed combined financial information is estimated to be approximately $33.7 million. The purchase consideration consists of the 6,166,666 shares of HoldCo common stock based on a per share price of $4.77, which represents the closing price of our common stock on September 9, 2020, and the estimated fair value of the contingent consideration liability of $4.3 million.

Given that the estimated purchase price is variable depending upon the valuation of our company and our common stock, management performed a sensitivity analysis over the change in purchase consideration, exclusive of contingent consideration, based on +/– 25% volatility in our common stock valuation. An increase or decrease in the valuation of our common stock by 25% would increase or decrease the purchase consideration by approximately $7.4 million with an offsetting adjustment to Goodwill in the Unaudited Pro Forma Condensed Combined Balance Sheet.
The total estimated purchase price and allocated purchase price is summarized as follows:
Number of shares of the combined company to be owned by RareGen’s members	6,166,666
Multiplied by the fair value per share of Liquidia Technologies common stock	$4.77
Total estimated stock value	$29,414,997
Contingent consideration liability	4,265,000
Total estimated purchase price	$33,679,997
For purposes of this pro forma analysis, the above estimated purchase price has been allocated as follows based on a preliminary estimate of the fair value of assets and liabilities to be acquired as of June 30, 2020:
Cash	$1,000,000
Property and equipment	83,138
Prepaid and other current assets	48,789
Intangible asset	12,538,000
Other assets	13,115,000
Goodwill	10,767,103
Less current liabilities	(1,987,033)
Less deferred tax liability	(1,885,000)
Total estimated purchase price	$33,679,997

4.
Pro Forma Adjustments

In May 2020, the SEC adopted Release No.33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”, or the Final Rule. The Final Rule is effective on January 1, 2021, however, voluntary early adoption is permitted. We have elected to early adopt the provisions of the Final Rule, and the unaudited pro forma condensed combined financial information herein is presented in accordance therewith.
Adjustments included in the column under the heading “Transaction Accounting Adjustments” are solely based on information contained within the Merger Agreement. Transaction Accounting Adjustments are required adjustments that reflect only the application of required accounting to the transaction linking the effects of the acquisition of RareGen to our historical financial information.
Given our history of net losses and valuation allowance, management assumed a statutory tax rate of 0%. Therefore the pro forma adjustments to the statement of operations resulted in no income tax adjustment to the pro forma financial statements.
Pro forma adjustments are necessary to reflect the acquisition consideration exchanged and to adjust amounts related to the tangible assets and liabilities of RareGen to reflect the preliminary estimate of their fair values, and to reflect the impact on the balance sheets and statements of operations of the Merger Transaction as if the companies had been combined during the periods presented therein. The pro forma adjustments included in the unaudited pro forma condensed combined financial information is as follows:
A.
To adjust cash received from RareGen as RareGen members are entitled to a pro rata portion of all cash in excess of $1.0 million at the closing per the terms of the Merger Agreement.

B.
To adjust the accounts receivable from the Promotion Agreement generated prior to the closing of the Merger Agreement. Any payments owed from Sandoz prior to the closing of the Merger Transaction will not be part of the assets acquired.

C.
To record the fair value of the intangible asset and other asset acquired and the residual goodwill from the Merger Transaction. Goodwill, representing the excess of the purchase price over the fair value of the assets to be acquired, is $10,767,103. This allocation is based on preliminary estimates. The final allocation may differ materially from this estimate as changes to the initial valuation of assets and liabilities will be allocated to goodwill.

D.
To reclassify Due to related party balance to Accounts payable if the Merger Transaction were in effect as of the balance sheet date.

E.
To reflect the issuance of HoldCo common stock to existing members of RareGen and the elimination of RareGen’s historical members’ equity balance, including accumulated earnings.

F.
To reflect an accrual for incremental unrecorded estimated transaction expenses of $4,000,000 as of June 30, 2020 in the Unaudited Pro Forma Condensed Combined Balance Sheet and to record total estimated transaction expenses of $4,500,000 in the Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss for the period ended December 31, 2019. These transaction costs are one-time non-recurring expenses directly associated with the Merger Transaction.

G.
To record a deferred tax liability for the difference between the future tax and book amortization of the acquired intangible and other assets utilizing the blended federal and state statutory income tax rate of approximately 23% for the six months ended June 30, 2020.

H.
To record the preliminary estimated fair value of the contingent consideration payable to the RareGen members upon the achievement of certain net sales in 2021. The preliminary estimated fair value of the contingent consideration was valued using a Monte Carlo simulation technique. Before acquisition, this liability will be remeasured to its fair value at the end of each reporting period and subsequent changes in the fair value after acquisition will be recognized in the Company’s statement of operations as a component of operating income or expenses.

I.
To record the amortization expense applicable to the related period for the intangible asset acquired as part of the business combination. The newly acquired intangible asset has been amortized using an estimated useful life of eight years. The intangible asset is being amortized to cost of revenue based on the expected timing of yearly net revenues versus the expected total net revenues from the Promotion Agreement as this represents management’s best estimate of the pattern of utilization for the intangible asset. We are still in the process of evaluating the fair value of the intangible asset. Any resulting change in the fair value would have a direct impact to amortization expense.

5.
Reclassification Adjustments

Certain reclassifications have been made to the historical presentation of earnings from continuing operations of RareGen to conform to the financial statement presentation of our company. The RareGen adjustments in the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2020 and the year ended December 31, 2019 are presented below:

Reclassification adjustments in the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2020:
	Before Reclassification	Reclassification Adjustments	Notes	After Reclassification
Net service revenue	$4,578,896	$—		$4,578,896
Operating expenses:
Cost of revenue	—	800,662	(i)	800,662
Litigation expense	1,845,186	(1,845,186)	(ii)	—
Payroll expense	1,151,758	(1,151,758)	(i), (iii)	—
Management fee	120,000	(120,000)	(iv)	—
Research and development	84,444	—		84,444
General and administrative	637,536	2,316,282	(ii), (iii), (iv)	2,953,818
Total operating expenses	3,838,924	—		3,838,924
(Loss) Income from operations	739,972	—		739,972
Interest income	17,378	—		17,378
Interest expense	—	—		—
Net (loss) income	$757,350	$—		$757,350

(i)
Represents the reclassification of RareGen’s sales force-related payroll expense into cost of revenue to conform to our company’s statement of operations presentation.

(ii)
Represents the reclassification of RareGen’s litigation expense into general and administrative expense to conform to our company’s statement of operations presentation.

(iii)
Represents the reclassification of RareGen’s management-related payroll expense into general and administrative expense to conform to our company’s statement of operations presentation.

(iv)
Represents the reclassification of RareGen’s management fee expense into general and administrative expense to conform to our company’s statement of operations presentation.

Reclassification adjustments in the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2019:
	Before Reclassification	Reclassification Adjustments	Notes	After Reclassification
Net service revenue	$10,088,356	$—		$10,088,356
Operating expenses:
Cost of revenue	—	2,211,124	(i)	2,211,124
Litigation expense	5,312,357	(5,312,357)	(ii)	—
Payroll expense	2,944,705	(2,944,705)	(i), (iii)	—
Management fee	300,000	(300,000)	(iv)	—
Research and development	30,627	—		30,627
General and administrative	1,113,639	6,345,938	(ii), (iii), (iv)	7,459,577
Total operating expenses	9,701,328	—		9,701,328
(Loss) Income from operations	387,028	—		387,028
Interest income	22,799	—		22,799
Interest expense	(53)	—		(53)
Net (loss) income	$409,774	$—		$409,774

(i)
Represents the reclassification of RareGen’s sales force-related payroll expense into cost of revenue to conform to our company’s statement of operations presentation.

(ii)
Represents the reclassification of RareGen’s litigation expense into general and administrative expense to conform to our company’s statement of operations presentation.

(iii)
Represents the reclassification of RareGen’s management-related payroll expense into general and administrative expense to conform to our company’s statement of operations presentation.

(iv)
Represents the reclassification of RareGen’s management fee expense into general and administrative expense to conform to our company’s statement of operations presentation.

RareGen’s intangible asset was reclassified to Other assets in the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2020 to conform to our company’s accounting policy and presentation of the financial statements.
6.
Revision of Previously Issued Financial Statements

During the three months ended June 30, 2020, we identified an error in the manner in which we calculated diluted weighted common shares outstanding and diluted net loss per common share. While we have included common stock warrants whose exercise price is de minimis in the calculation of basic weighted average common shares outstanding and basic net loss per common share, these warrants were inappropriately excluded from the calculation of diluted weighted common shares outstanding and diluted net loss per common share, which resulted in an error in those previously reported amounts for the year ended December 31, 2019. In addition, this error was also included in the unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2019 that were previously included in the Form S-4 originally filed on August 5, 2020. We have evaluated this error and determined that this error was not material to any prior annual or interim periods. However, we are revising the previously presented December 31, 2019 diluted weighted common shares outstanding and diluted net loss per common share as follows:
	Year Ended December 31, 2019
	As Previously Presented	As Revised
Net loss per common share: Diluted	$(2.59)	$(2.57)
Diluted weighted average shares outstanding	18,371,083	18,482,455
Pro forma combined diluted weighted average shares outstanding	24,537,749	24,649,121

RAREGEN MARKET PRICE AND DIVIDEND INFORMATION
RareGen common units are privately held. As a result, there is no established public trading market for RareGen equity. As of the date of this proxy statement/prospectus, there are seven holders of RareGen common units.
See the section entitled “Beneficial Ownership Information” beginning on page 154 to see the effect of the Merger Transaction on the amount and percentage of our and HoldCo’s common stock owned beneficially by (i) any person known to us or HoldCo to own more than five percent of such company’s common stock, (ii) each director of such company and (iii) all directors and officers as a group. The Merger Transaction will not affect the ownership of RareGen equity except that the common units held by RareGen members will be cancelled in exchange for shares of HoldCo common stock on a pro rata basis. RareGen does not have an equity compensation plan as of the date of this proxy statement/prospectus.
RareGen’s operating agreement permits it to, upon RareGen board of director approval, make distributions to its members in an amount not to exceed the “Distributable Cash” (as defined therein) for such fiscal year or other period, or the net proceeds to RareGen from any financing or refinancing to the RareGen members on a pro rata basis. The RareGen operating agreement also provides for the payment of tax distributions on a quarterly basis in an amount equal to their estimated U.S. federal, state and local income liabilities (including estimated income tax liabilities) arising from allocations of profits and losses of RareGen. To date, RareGen has not paid a distribution to its members since its inception. However, RareGen will distribute all of its cash in excess of $1 million prior to the closing of the Merger Transaction and will have $1 million in cash immediately following the closing.

FORWARD-LOOKING STATEMENTS
This proxy statement/prospectus, including information included or incorporated by reference in this proxy statement/prospectus, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can typically identify forward-looking statements by the use of forward-looking words such as “expect,” “anticipate,” “target,” “goal,” “project,” “intend,” “plan,” “believe,” “budget,” “should,” “continue,” “could,” “forecast,” “may,” “might,” “potential,” “strategy,” “will,” “would,” “seek,” “estimate,” or variations of such words and similar expressions, although the absence of any such words or expressions does not mean that a particular statement is not a forward-looking statement. It is important to note that forward-looking statements are not predictions of actual performance. Any statements regarding the benefits of the Merger Transaction, or HoldCo’s future financial condition, results of operations and business are also forward-looking statements. Without limiting the generality of the preceding sentence, certain statements contained in the sections entitled “Proposal 1 — The Merger Transaction — Liquidia’s Reasons for the Merger Transaction, “Proposal 1 — The Merger Transaction — RareGen’s Reasons for the Merger Transaction”, “— Recommendation of the Liquidia Technologies Board of Directors,” “— Background of the Merger Transaction” and “— Opinion of Jefferies LLC” may constitute forward-looking statements.
These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events, including the completion of the Merger Transaction, and are subject to risks, uncertainties and other factors. Many of these factors are outside the control of us and RareGen and could cause actual results to differ materially from the results expressed or implied by these forward-looking statements. In addition to the risk factors described in the section entitled “Risk Factors” beginning on page 36, these factors include:
•
those identified and disclosed in our public filings with the SEC, including, but not limited to (i) the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including potential FDA approval of the January 2020 filing of our New Drug Application, or NDA, for LIQ861; (ii) the timeline and outcome of  (x) our current litigation with United Therapeutics in the U.S. District Court for the District of Delaware and (y) our two petitions for inter partes review with the Patent Trial and Appeal Board of the U.S. Patent and Trademark Office; (iii) our ability to predict foresee and effectively address or mitigate future developments resulting from the COVID-19 pandemic or other global shutdowns, which could include a negative impact on the availability of key personnel, the temporary closure of our facility or the facilities of our business partners, suppliers, third-party service providers or other vendors, or delays in payments or purchasing decisions, or the interruption of domestic and global supply chains, liquidity and capital or financial markets, and which pandemic has resulted in the pausing of our clinical study at certain investigational sites in Europe to characterize the hemodynamic dose-response relationship to LIQ861; and (iv) our ability to continue operations as a going concern without obtaining additional funding;

•
failing to obtain stockholder approval of the Merger Transaction;

•
satisfying the conditions to the closing of the Merger Transaction;

•
the length of time necessary to complete the Merger Transaction;

•
successfully integrating our and RareGen’s businesses, and avoiding problems which may result in HoldCo not operating as effectively and efficiently as expected;

•
the possibility that the expected benefits of the Merger Transaction will not be realized within the expected timeframe or at all, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of HoldCo’s operations, and the anticipated tax treatment;

•
the restrictions on our and RareGen’s ability to pursue alternative transactions to the Merger Transaction and the possibility that, in specified circumstances, we could be required to pay a fee to RareGen;

•
possible disruptions from the proposed Merger Transaction that could harm our or RareGen’s business, including current plans and operations;

•
the ability of us or RareGen to retain, attract and hire key personnel;

•
prevailing economic, market and business conditions;

•
the cost and availability of capital and any restrictions imposed by lenders or creditors;

•
changes in the industry in which we or RareGen operate;

•
the failure to renew, or the revocation of, any license or other required permits;

•
unexpected charges or unexpected liabilities arising from a change in accounting policies, or the effects of acquisition accounting varying from the companies’ expectations;

•
the risk that the credit ratings of HoldCo or its subsidiaries may be different from what the companies expect, which may increase borrowing costs and/or make it more difficult for HoldCo to pay or refinance its debts and require it to borrow or divert cash flow from operations in order to service debt payments;

•
fluctuations in interest rates;

•
the effects on the businesses of the companies resulting from uncertainty surrounding the Merger Transaction, including with respect to customers, suppliers, licensees, collaborators, business partners, employees, other third parties or the diversion of management’s time and attention, that could affect our and/or RareGen’s financial performance;

•
adverse outcomes of pending or threatened litigation or governmental investigations, if any, unrelated to the Merger Transaction;

•
potential litigation relating to the proposed Merger Transaction that could be instituted against us, RareGen or our and their respective officers or directors;

•
the effects on the companies of future regulatory or legislative actions, including changes in healthcare, environmental and other laws and regulations to which we or RareGen are subject;

•
conduct of and changing circumstances related to third-party relationships on which we and RareGen rely, including the level of creditworthiness of counterparties;

•
the volatility and unpredictability of the stock market and credit market conditions;

•
conditions beyond our or RareGen’s control, such as disaster, global pandemics such as the coronavirus, or acts of war or terrorism;

•
variations between the stated assumptions on which forward-looking statements are based and our and RareGen’s actual experience; and

•
other legislative, regulatory, economic, business, and/or competitive factors.

For any forward-looking statements made in this proxy statement/prospectus or in any documents incorporated by reference into this proxy statement/prospectus, we, HoldCo and RareGen claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement/prospectus and should be read in conjunction with the risk factors and other disclosures contained or incorporated by reference into this proxy statement/prospectus. The areas of risk and uncertainty described above, which are not exclusive, should be considered in connection with any written or oral forward-looking statements that may be made in this proxy statement/prospectus or on, before or after the date of this proxy statement/prospectus by us, HoldCo, RareGen or anyone acting for us or them. Except as required by applicable law or regulation, neither us, HoldCo nor RareGen undertake an obligation to release publicly or otherwise make any revisions to any forward-looking statements, to report events or circumstances after the date of this proxy statement/prospectus or to report the occurrence of unanticipated events. All subsequent written and oral forward-looking statements concerning the Merger Transaction or other matters addressed in this proxy statement/prospectus and attributable to us, HoldCo, RareGen or any person acting on our or their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement/prospectus.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by us. For a list of the documents incorporated by reference, see the section entitled “Where You Can Find Additional Information” beginning on page 201.

PROPOSAL 1 — THE MERGER TRANSACTION
This section describes material aspects of the proposed Merger Transaction, including the Merger Agreement. While we and RareGen believe that this description covers the material terms of the Merger Transaction and the Merger Agreement, this description may not contain all of the information that is important to you. You should read carefully this entire document and the other documents to which we and RareGen refer, including the Merger Agreement attached to this proxy statement/prospectus as Annex A, for a more complete understanding of the Merger Transaction and the Merger Agreement. The following description is subject to, and is qualified in its entirety by reference to, the Merger Agreement.
Background of the Merger Transaction
As part of the ongoing evaluation of our business, members of our senior management and our board of directors have periodically reviewed and assessed our financial performance and operations, financial condition and industry and regulatory developments in the context of our mid to long-term strategic goals and plans, including the consideration of potential opportunities to enhance stockholder value through licensing transactions, acquisitions, business combinations and other financial and strategic alternatives.
Beginning in the third quarter of 2019, we conducted informal discussions, including in-person meetings, with several third parties including RareGen and PBM Capital Finance, or PBM, regarding a potential strategic partnership or other commercial relationship. On December 11, 2019, we signed a Confidentiality Agreement with RareGen and we made confidential information available to each other about our respective businesses. The discussions were preliminary in nature, and discussions between the parties did not progress due to significant differences in expectations regarding potential transaction terms. We also signed confidentiality agreements with several other third parties, but discussions did not progress past preliminary stages.
On March 3, 2020, Paul B. Manning,the manager and sole beneficial owner of PBM, a holder of 70.65% of RareGen’s equity, called Neal Fowler, our Chief Executive Officer, and indicated that RareGen and PBM were interested in re-engaging with us regarding a potential strategic transaction. On March 6, 2020, members of RareGen management, representatives of PBM, members of our management, a representative of our board of directors and representatives of a private investment manager that we refer to as “Party X” met in person in at our executive offices in Raleigh, North Carolina. At the meeting, our representatives and representatives of RareGen discussed our respective businesses and the financial and strategic benefits of combining the two companies. Mr. Manning proposed a potential transaction, involving our acquisition of RareGen and a simultaneous investment in us by Party X and other investors to be led by Party X, which we refer to as the potential PIPE financing. The parties also discussed the relationship between RareGen and Sandoz under the Promotion Agreement, and the consent that would be required from Sandoz if RareGen were to be acquired by us. The parties also discussed RareGen’s pending litigation with United Therapeutics and Smiths Medical, and how the litigation would be treated in any transaction between us and RareGen. Mr. Manning indicated that following the meeting, RareGen would send a term sheet setting forth the terms of a proposed business combination transaction and a simultaneous PIPE financing. The parties agreed to continue discussions to determine whether a mutually beneficial transaction might be achievable.
On March 7, 2020, we received a non-binding term sheet from RareGen on behalf of RareGen and Party X, which set out the proposed terms for the acquisition of RareGen and the proposed simultaneous PIPE financing. The term sheet contemplated our acquisition of RareGen in a stock-for-stock merger, in which members of RareGen would receive aggregate merger consideration of $50 million in the form of our common stock. The term sheet also contemplated a simultaneous PIPE financing of up to $60 million led by Party X. The term sheet also included a provision which carved-out of the transaction RareGen’s pending litigation with United Therapeutics and Smiths Medical, with RareGen members retaining liability for all expenses and liabilities related to the litigation, and RareGen members receiving all proceeds from the litigation or any settlement.
On March 9, 2020, our board of directors met to discuss the terms set forth in the March 7th term sheet. At the meeting, the board of directors formed a transaction committee (the “Transaction Committee”) consisting of Messrs. Fowler and Kirsch and Drs. Bloch, Horobin and Rudnick to facilitate the board of director’s consideration of a potential transaction with RareGen, and authorized our management to engage third party advisors to assist in our evaluation of a potential transaction. Our board of directors discussed the benefits of a combination with RareGen, including the potential to leverage RareGen’s existing sales force, infrastructure and marketing relationships for our product candidates, and the increased financial strength resulting from access to RareGen’s cash flow generated by sales of a generic version of Remodulin. The board authorized our management to engage in discussions with RareGen, PBM and Party X relating to the transactions, and to provide confidential information to RareGen, PBM and Party X. In accordance with the authorization of our board of directors, we engaged DLA Piper as our legal advisor and Jefferies LLC as our financial advisor in connection with the proposed transaction. We also engaged Triangle Insights Group, LLC to assist our management with their due diligence review of RareGen.
Between March 9, 2020 and April 9, 2020, we had several calls with DLA Piper, RareGen, PBM and Party X to discuss the transactions set forth in the March 7th term sheet and exchanged several drafts of the term sheet reflecting the matters discussed by the parties. The parties discussed the proposed merger consideration, and whether a portion of the merger consideration should be structured as an earnout, with additional shares of our common stock issued to RareGen members if RareGen achieved certain revenue targets. The parties also discussed governance matters, including the composition of the combined company board of directors and representation on the combined company board of directors by certain RareGen members and a representative of Party X. The parties also continued to discuss other provisions of the term sheet, including indemnification matters and conditions to closing, which included the consent of Sandoz to the proposed transaction. Also during this time, our representatives and representatives RareGen and our respective advisors engaged in a due diligence review of each other, which included a review of legal, commercial and regulatory matters, and forecasts through 2024 prepared by RareGen management and provided to us by RareGen.
On April 9, 2020, the Transaction Committee met, with our management and representatives of DLA Piper and Jefferies in attendance. Representatives of DLA Piper and Jefferies updated the Transaction Committee on the status of negotiations with respect to the proposed transactions, and presented a summary of the provisions included in the most recent draft of the term sheet being discussed by the parties. Representatives of DLA Piper and Jefferies reviewed for the Transaction Committee the proposed merger consideration, including the number of shares of our common stock to be issued to RareGen members and our management’s proposal to structure a portion of the consideration as an earnout payment, with additional shares of our common stock issued to RareGen members upon the achievement of revenue targets in RareGen management’s forecast. The Transaction Committee discussed the appropriate valuation for the shares of our common stock to be issued to RareGen members in the merger, and determined that the price per share should be fixed at the time of execution of a definitive agreement, based on the 30-day volume weighted average trading prices for our common stock, or 30-day VWAP. The Transaction Committee also discussed the terms of the proposed PIPE financing, including the issuance price per share based on the 30-day VWAP for our common stock. The Transaction Committee authorized our management to execute the non-binding term sheet and continue discussions with RareGen, PBM and Party X with respect to the transactions described in the term sheet.
On April 9, 2020, we executed a non-binding term sheet with RareGen and Party X which, among other things, contemplated a reverse subsidiary merger, pursuant to which members of RareGen would receive $40 million of our common stock in the aggregate at closing, and up to $12.5 million of additional shares of our common stock issuable to the RareGen members upon achievement of certain revenue milestones, in each case valued at our 30-day VWAP at the time of the execution of a definitive agreement. The term sheet also provided for a simultaneous $60 million PIPE financing, priced at our 30-day VWAP at the time of execution of the definitive agreement, the appointment of representatives of PBM, RareGen, and Party X to the combined company board of directors, and a carve-out for the pending United Therapeutics/ Smiths Medical litigation.
On April 14, 2020, we formally engaged Jefferies as our financial advisor to assist in our evaluation of the acquisition of RareGen.
Discussions among us, RareGen and Party X continued following the execution of the term sheet, including with respect to tax, accounting and structuring matters. To address certain tax and accounting matters arising out of the proposed reverse subsidiary merger structure, the parties discussed structuring our acquisition of RareGen using a holding company structure, where each of Liquidia Technologies and RareGen would become wholly-owned subsidiaries of a new publicly traded holding company. Discussions also continued with respect to the Sandoz Promotion Agreement, and RareGen’s efforts to obtain Sandoz’s consent to a change of control that would result from the proposed acquisition of RareGen.
On April 29, 2020, DLA Piper, as instructed by the Transaction Committee, sent a draft of a common stock purchase agreement with respect to the proposed PIPE financing to Party X’s legal counsel. The draft agreement provided for the issuance of $60.0 million in new shares of our common stock to investors led by Party X at a price based on our 30-day VWAP on the date of execution of definitive agreements. The draft agreement also contemplated that a portion of the shares of our common stock to be purchased by Party X and the investors, not to exceed 19.99% of our outstanding shares of common stock, would be purchased concurrent with execution of the Merger Agreement, and the remaining shares would be purchased concurrent with closing of the Merger Transaction.
On May 8, 2020, representatives of RareGen informed our management that RareGen had reached an agreement with Sandoz, pursuant to which RareGen and Sandoz would amend the Promotion Agreement to modify, among other things, the non-compete provisions, change in control provisions, and economic terms of the Promotion Agreement.
On May 12, 2020, the Transaction Committee met, with our management and representatives of DLA Piper in attendance. Representatives of DLA Piper updated the Transaction Committee on the status of discussions with RareGen and Party X and certain legal and process matters. Representatives of DLA Piper presented a summary of the draft Merger Agreement, including the transaction structure, covenants, conditions to closing, indemnification provisions and termination provisions, which our management proposed to use as the basis for discussion with RareGen. Representatives of DLA Piper also reviewed a summary of a draft registration rights agreement, with respect to the shares of our common stock to be issued to RareGen in the Merger Transaction and Party X in the PIPE financing. Our management informed the Transaction Committee that Party X was seeking assurance that there would be sufficient support from our existing stockholders to approve the Merger and the issuance of shares of our common stock in excess of 19.99% in the PIPE financing, as required by Nasdaq stockholder approval rules. Representatives of DLA Piper presented a summary of a draft support agreement, pursuant to which certain of our large stockholders would agree to support the Merger Transaction and vote to approve the Merger Agreement. The Transaction Committee discussed contacting certain of our existing stockholders seeking their support for the proposed transactions and gauging their potential interest in participating in the PIPE financing. The Transaction Committee authorized DLA Piper to send the draft Merger Agreement, Support Agreement and Registration Rights Agreement to RareGen and Party X, and authorized our management to contact certain of our existing stockholders to gauge their support for the transactions and their interest in participating in the PIPE financing.
In accordance with the Transaction Committee’s instructions, our management contacted certain of our largest stockholders, including representatives of Eshelman Ventures, LLC and Canaan VIII L.P. to discuss whether they would be supportive of the proposed Merger Transaction and whether they would be interested in participating in the PIPE financing. Our management also informed such stockholders that RareGen and Party X would require a support agreement from our large stockholders, pursuant to which such stockholders would agree to vote to approve the Merger Agreement.
On May 12, 2020, DLA Piper, as instructed by the Transaction Committee, sent a draft of the Merger Agreement, to Cooley, legal counsel to RareGen, RareGen and PBM.
On May 12, 2020, DLA Piper, as instructed by the Transaction Committee, sent a draft of the Registration Rights Agreement and Support Agreement to Party X’s legal counsel.
Beginning in May 2020, the Transaction Committee met weekly by telephonic conference with, our management and advisors, and the Transaction Committee was given updates on the status of due diligence and negotiation of the transaction documents. The Transaction Committee provided guidance to our management and advisors with respect to issues raised in negotiations of the transaction documents and issues raised in due diligence.

On May 28, 2020, our board of directors met, with our management, representatives of DLA Piper and representatives of Jefferies in attendance. Our board of directors reviewed our strategic plan and forecasts under various business scenarios, and reviewed forecasts prepared by our management for RareGen, including estimates of synergies that could be realized from the potential transaction. Representatives of Jefferies reviewed the status of discussions with RareGen, PBM and Party X, and presented our board of directors with its preliminary financial analysis of the proposed transaction. Representatives of DLA Piper summarized the key terms of the Merger Agreement, Support Agreement, Registration Rights Agreement and Common Stock Purchase Agreement related to the PIPE financing, and the issues that remained open, which included indemnification matters, post-closing adjustments to the merger consideration, representations, warranties and covenants applicable to each of us and RareGen, closing conditions, expense reimbursement and the termination fee, among others. Our board of directors discussed the open issues, including how to value holdback shares supporting RareGen’s indemnification obligations, the appropriate percentage of shares to be held back at closing to support RareGen’s indemnification obligations, the events giving rise to our termination rights, the amount of termination fee payable by us if we were to terminate the Merger Agreement under certain circumstances, and expense reimbursement if our stockholders do not approve the Merger Agreement. Our board of directors discussed the benefits of the proposed Merger Transaction, including the potential for achieving cost synergies, a stronger balance sheet, enhanced access to financing sources and the potential for positive cash flow and profitability quicker than we could achieve on a stand-alone basis. Our board of directors instructed our management to continue negotiations with RareGen and Party X, with guidance from the Transaction Committee,
On May 28, 2020, our Compensation Committee approved fees payable to members of the Transaction Committee as compensation for the additional time and effort spent on the proposed transactions, which consisted of $5,000 to each member of the Transaction Committee and $10,000 to the Chairperson of the Transaction Committee, each on a quarterly basis.
Also on May 28, 2020, the Transaction Committee met with representatives of DLA Piper and Jefferies to discuss the status of negotiations between RareGen, Party X and us, and the terms of the amendment to the Sandoz Promotion Agreement with RareGen, which is described in detail on page 61. At the meeting, the Transaction Committee formally appointed Mr. Kirsch as chairman of the Transaction Committee.
On June 11, 2020, the Transaction Committee met with our management and representatives of DLA Piper and Jefferies. Our management reviewed the forecasts provided by RareGen management and the adjustments made by our management to such forecasts. The Transaction Committee also discussed the amendment to the Sandoz Promotion Agreement, and strategic opportunities in the broader treprostinil market, among other things. Our management also reviewed with the Transaction Committee the draft RareGen financial statements provided by RareGen management for the most recent fiscal year and interim period. Representatives of DLA Piper and Jefferies provided an update on the status of negotiations on the Merger Agreement and PIPE financing documents. Open points on the Merger Agreement included closing conditions, indemnification procedures, termination rights and the termination fee. The Transaction Committee also discussed the recent increase in the trading prices of our common stock, and the possible implications for the negotiation of the Merger Agreement and the PIPE financing documents.
On June 15, 2020, our board of directors met, with representatives of Jefferies and DLA Piper in attendance. Representatives of Jefferies discussed the recent increase in the trading price of our common stock, which had increased from $5.50 per share on April 9, 2020, the date the non-binding term sheet was executed by us, RareGen and Party X, to $7.60 at the opening of trading on June 15, 2020. Our board of directors discussed the pricing of the potential PIPE financing given our recent stock price performance. Our board of directors instructed Jefferies to contact Party X to confirm that the issue price tied to the 30-day VWAP in the term sheet would still be acceptable to the potential PIPE investors in light of the increase in stock price.
On June 15, 2020, in accordance with the instructions of our board of directors, representatives of Jefferies contacted Party X. Party X responded that they would not agree to a price per share greater than $6.00 in the potential PIPE financing, which reflected the 30-day VWAP at the time the term sheet was executed. Representatives of Jefferies promptly informed our management of Party X’s response to our board of directors’ request for an increase in the issue price for the PIPE financing. Between June 15, 2020 and June 24, 2020, additional discussions relating to the issue price for the PIPE financing took place between Jefferies and Party X.
On June 24, 2020, the Transaction Committee met with members of our management and representatives of Jefferies and DLA Piper in attendance, to discuss financing alternatives given our recent stock price performance, among other things. Representatives of Jefferies reviewed our recent stock price performance with the Transaction Committee, and noted that our stock price had risen from a closing price of $5.50 on April 9, 2020 (the date the term sheet was signed) to a closing price of $11.00 on June 24, 2020. The Transaction Committee discussed the potential benefits of pursuing an underwritten public offering at a price greater than $6.00, and abandoning the PIPE financing. The Transaction Committee determined it was in the best interest of our stockholders to discontinue the PIPE financing discussions and proceed with a public offering at a price that more appropriately reflected the value of our common stock under current market conditions.
On June 25, 2020, we informed Party X that we were discontinuing the PIPE financing discussions, given our recent stock price performance. All activity in connection therewith was terminated and any offers to buy or indications of interest given in the private offering were rejected or otherwise not accepted.
We also informed RareGen that we would not be moving forward with the PIPE financing, but would instead be pursing an underwritten public offering of common stock that we intended to launch concurrently with the execution of the Merger Agreement. Our negotiations with RareGen continued, and the parties resolved all remaining open issues, including a termination fee of $7.5 million if we terminate the Merger Agreement under certain circumstances. We and RareGen also continued negotiations with certain of our stockholders, including Eshelman Ventures, LLC, Canaan VIII LP, Neal Fowler and certain other large stockholders in our company, and such stockholders agreed to enter into the Support Agreements described on page 138 under the heading “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Support Agreements”. We and RareGen also reached agreement on certain governance matters, including the composition of the board of directors of HoldCo, as reflected in the Cooperation Agreements described on page 135 under the heading “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Cooperation Agreements beginning on page 135. RareGen members agreed to restrictions on their ability to transfer HoldCo shares for six months after the closing of the Merger Transaction. Finally, we and RareGen agreed to the terms on which the United Therapeutics/ Smiths Medical litigation will be funded and any settlement proceeds distributed, as set forth in the Litigation Funding and Indemnification Agreement described on page 139 under the heading “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Litigation Funding and Indemnification Agreement”.
On June 28, 2020, our board of directors met, with our management and representatives of Jefferies and DLA Piper in attendance. Representatives of Jefferies presented its financial analysis of the proposed Merger Transaction, including the relative values of us and RareGen under various business scenarios. Jefferies then delivered its oral opinion to our board of directors, subsequently confirmed in writing on June 29, 2020, that as of June 29, 2020, and based upon and subject to the factors and assumptions set forth therein, the number of shares of HoldCo common stock to be received by holders of our common stock in the Merger Transaction pursuant to the Merger Agreement was fair from a financial point of view to such holders. Representatives of DLA Piper provided an update on the status of the transaction documents, including the Support Agreements. Our board of directors discussed the benefits and risks of proceeding with the RareGen acquisition, and following such deliberations, our board of directors determined that it was in the best interests of our stockholders to enter into the Merger Agreement and consummate the Merger Transactions, and approved the execution and delivery of the Merger Agreement by our management and consummation of the Merger Transactions. Our board of directors also approved launching the confidentially marketed public offering on the morning on June 29, 2020.
On June 29, 2020, the Merger Agreement was executed and we issued a joint press release with RareGen at approximately 4:01 p.m. announcing the Merger Transaction. Also on June 29, 2020, a Pricing Committee of our board of directors met and approved the terms of the public offering. Shortly thereafter, we issued a press release announcing the launch of the public offering.

Liquidia’s Reasons for the Merger Transaction
In reaching its decision to approve and declare the advisability of the Merger Agreement and the Liquidia Merger, our board of directors, including the transaction committee of our board of directors, consulted with our management and our financial and legal advisors, and considered a number of factors. In its decision to recommend and approve the Merger Transaction, the factors identified by our board of directors, including the transaction committee of our board of directors, were the following:
•
the potential strategic benefits of the Merger Transaction including:

•
the generation of cash flow through sales of a generic version of Remodulin®, which is a parenteral formulation of treprostinil, for the treatment of PAH from RareGen operations;

•
the belief that HoldCo will be better positioned to provide a broader PAH product offering to patients comprised of both LIQ861, a potential first-to-market inhaled dry powder treprostinil that can be delivered using a convenient, palm-sized dry powder inhaler, and a generic version of Remodulin®;

•
adding supportive stockholders which are vested in HoldCo’s long-term success;

•
adding new directors to HoldCo’s board of directors which have many years of PAH experience at peer biotechnology and pharmaceutical companies as well as many years of public company director experience;

•
the potential to leverage RareGen’s existing sales force and sales experience to market our product candidates;

•
the potential to leverage RareGen’s commercial strategy, scalable PAH infrastructure, marketing capabilities and relationships with hospitals, specialty pharmacies and national and regional payers to successfully commercialize our product candidates; and

•
the increased financial strength and operational efficiencies that HoldCo can potentially deliver.

•
historical information concerning our and RareGen’s respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including the results of operations for each company;

•
our management’s view of the financial condition, results of operations and businesses of us and RareGen before and after giving effect to the Merger Transaction including:

•
the belief that HoldCo could experience faster revenue growth, with a broader portfolio and a larger national infrastructure, and achieve positive cash flow and profitability quicker than we could on a stand-alone basis;

•
the belief that HoldCo’s balance sheet will be viewed by investors as stronger than our balance sheet on a stand-alone basis and that HoldCo could therefore be considered as more financially viable;

•
the belief that HoldCo will be able to achieve cost synergies; and

•
the belief that HoldCo will have enhanced access to financing sources necessary to fund its business as compared to our access on a stand-alone basis;

•
current financial market conditions and historical market prices, volatility and trading information with respect to our common stock reflecting, among other things, a shortage of analyst coverage, institutional support and investor interest, which potentially could be improved as part of a larger combined company;

•
the consideration to be received by our stockholders and RareGen’s members as a result of the Merger Transaction and a comparison of comparable transactions;

•
the belief that the terms of the Merger Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

•
the diminished prospects of our company as an independent company when compared to the prospects of us and RareGen as a combined entity;

•
the potential for other third parties to enter into strategic relationships with or to acquire us or RareGen;

•
financial analysis prepared by Jefferies, which is described in the section entitled “— Opinion of Jefferies LLC” beginning on page 98, with respect to the companies presented to our board of directors;

•
the presentation by representatives of Jefferies, including Jefferies’ opinion dated as of June 29, 2020, that subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of the review undertaken by Jefferies as described in its opinion, the number of shares of HoldCo common stock to be received by our stockholders in the Liquidia Merger pursuant to the Merger Agreement was fair, from a financial point of view, to the holders of our common stock (please read Annex B carefully and see the section entitled “— Opinion of Jefferies LLC” beginning on page 98);

•
the intention that the Merger Transaction will qualify as a tax-free exchange for our stockholders for United States federal income tax purposes;

•
the nature of our stockholder constituency and the absence of voting agreements that “lockup” the vote of our stockholders, with the exception of the Support Agreements, with regard to the adoption of the Merger Agreement;

•
the expected impact of the Merger Transaction on HoldCo’s future customers. Our board of directors believes that HoldCo’s future customers will likely benefit from:

•
a broader PAH product portfolio and an experienced national sales force;

•
strategic partners, who may enjoy a greater geographic reach and additional customer solutions; and

•
employees who may have an opportunity to grow with an organization that has better financial backing and expanded market opportunities; and

•
the results of the due diligence investigation of RareGen performed by our management, legal and financial advisors, and market research reports, which underscored the belief of our board of directors that the Merger Transaction represents a reasonable and fair transaction to us and our stockholders.

Our board of directors, including the transaction committee of our board of directors, also identified and considered the following potentially negative factors in its deliberations concerning the Merger Transaction:
•
the risk that the potential benefits sought in the Merger Transaction might not be fully realized;

•
the possibility that the Merger Transaction might not be completed despite the parties’ efforts, even if approved by our stockholders;

•
the effect of public announcement of the Merger Transaction on:

•
our ability to attract and retain key management, marketing and commercial personnel, and

•
the progress and status of certain projects and strategic relationships;

•
the substantial charges to be incurred in connection with the Merger Transaction, including the costs of integrating the businesses and the Merger Transaction expenses arising from the Merger Transaction;

•
the risk that, despite the efforts of HoldCo, key personnel might not remain employed by HoldCo;

•
the challenges of integrating the businesses of us and RareGen;

•
the risk associated with the fact that HoldCo will be controlled by a select few stockholders who will be able to exercise significant control over the corporate activities of HoldCo; and

•
various other risks described in the section entitled “Risk Factors” beginning on page 36.

The foregoing discussion includes the material factors considered by our board of directors. In view of the complexity and wide variety of information and factors, both positive and negative considered by our board of directors, it did not find it practical to quantify, rank or otherwise assign relative or specific weights to the factors considered. In addition, our board of directors did not reach any specific conclusion with respect to each of the factors considered, or any aspect of any particular factor. Instead, our board of directors conducted an overall analysis of the factors described above, including discussions with our management and legal, financial and accounting advisors. In considering the factors described above, individual members of our board of directors may have given different weight to different factors.
Recommendation of the Liquidia Technologies Board of Directors
After careful consideration of all of the factors described above, our board of directors determined that the Merger Agreement and the proposed Merger Transaction are advisable, fair to, and in the best interests of, us and our stockholders. Our board of directors recommends that our stockholders vote FOR adoption of the Merger Agreement and approval of the Liquidia Merger.
RareGen’s Reasons for the Merger Transaction
In reaching its decision to approve and declare the advisability of the Merger Agreement, RareGen’s board of directors consulted with its management and its legal advisors, and considered a number of factors. In its decision to recommend and approve the Merger Transaction, the factors identified by RareGen’s board of directors were the following:
•
the potential strategic benefits of the Merger Transaction including:

•
the ability to provide a broader product offering to PAH patients comprised of both LIQ861, a potential first-to-market inhaled dry powder treprostinil that can be delivered using a convenient, palm-sized dry powder inhaler, and a generic version of Remodulin®;

•
the ability of RareGen to retain its sales force and recruit new employees with a broader product portfolio and broader business;

•
the potential to maximize the value of RareGen’s existing sales force and sales experience by creating an opportunity to market additional product candidates;

•
the potential to maximize the value of RareGen’s commercial strategy, scalable PAH infrastructure, marketing capabilities and relationships with hospitals, specialty pharmacies and national and regional payers by creating an opportunity to market additional product candidates; and

•
the increased financial strength and operational efficiencies that HoldCo can potentially deliver to RareGen’s business.

•
the market potential for LIQ861;

•
historical information concerning our and RareGen’s respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including the results of operations for each company;

•
current financial market conditions and historical market prices, volatility and trading information with respect to our common stock;

•
the consideration to be received by RareGen’s members as a result of the Merger Transaction;

•
the belief that the terms of the Merger Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

•
the diminished prospects of RareGen as an independent company when compared to the prospects of us and RareGen as a combined entity;

•
the intention that the Merger Transaction will qualify as a tax-free exchange for RareGen’s members for United States federal income tax purposes;

•
the expected impact of the Merger Transaction on RareGen’s customers. RareGen’s board of directors believes that RareGen’s customers will likely benefit from:

•
a broader PAH product portfolio; and

•
employees who may have an opportunity to grow with an organization that has better financial backing and expanded market opportunities; and

•
the results of the due diligence investigation of us performed by RareGen’s management and legal advisors, which under scored the belief of RareGen’s board of directors that the Merger Transaction represents a reasonable and fair transaction to RareGen and its members.

RareGen’s board of directors also identified and considered the following potentially negative factors in its deliberations concerning the Merger Transaction:
•
the risk that the potential benefits sought in the Merger Transaction might not be fully realized;

•
the possibility that the Merger Transaction might not be completed despite the parties’ efforts;

•
the effect of public announcement of the Merger Transaction on:

•
RareGen’s ability to attract and retain key management, marketing and commercial personnel, and

•
the progress and status of certain projects and strategic relationships;

•
the risk that, despite the efforts of RareGen, key personnel might not remain employed by RareGen;

•
the challenges of integrating the businesses of us and RareGen;

•
the volatility of the trading price of our common stock;

•
the possibility that Liquidia may not obtain and maintain regulatory approvals for its product candidates, including for LIQ861;

•
various other risks described in the section entitled “Risk Factors” beginning on page 36.

The foregoing discussion includes the material factors considered by RareGen’s board of directors. In view of the complexity and wide variety of information and factors, both positive and negative considered by RareGen’s board of directors, it did not find it practical to quantify, rank or otherwise assign relative or specific weights to the factors considered. In addition, RareGen’s board of directors did not reach any specific conclusion with respect to each of the factors considered, or any aspect of any particular factor. Instead, RareGen’s board of directors conducted an overall analysis of the factors described above, including discussions with RareGen’s management and legal advisors. In considering the factors described above, individual members of RareGen’s board of directors may have given different weight to different factors.
Opinion of Jefferies LLC
We have retained Jefferies as our financial advisor in connection with the Merger Transaction. In connection with this engagement, we requested that Jefferies evaluate the fairness, from a financial point of view, of the number of shares of HoldCo common stock to be received by holders of our common stock in the Liquidia Merger pursuant to the Merger Agreement. At a meeting of our board of directors held on June 28, 2020, Jefferies rendered an oral opinion, confirmed by delivery of a written opinion dated June 29, 2020, to our board of directors to the effect that, as of that date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of review undertaken as described in its opinion, the number of shares of HoldCo common stock to be received by holders of our common stock in the Liquidia Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of Jefferies’ opinion, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of review undertaken by Jefferies in rendering its opinion, is attached as Annex B to this proxy statement/prospectus and is incorporated herein by reference. Jefferies’ opinion is for the use and benefit of our board of directors (in its capacity as such) in its consideration of the Merger Transaction, and Jefferies’ opinion does not address the relative merits of the Merger Transaction contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to our company, nor does it address the underlying business decision by our company to engage in the Merger Transaction or the terms of the Merger Agreement or the documents referred to therein.

Jefferies’ opinion does not constitute a recommendation as to how any holder of our common stock should vote or act in connection with the Merger Transaction or any other matter. The following summary is qualified in its entirety by reference to the full text of Jefferies’ opinion.
In arriving at its opinion, Jefferies, among other things:
(i)
reviewed a draft of the Merger Agreement provided to it on June 26, 2020;

(ii)
reviewed certain publicly available financial and other information about our company;

(iii)
reviewed certain information furnished to it by our management, relating to the business, operations and prospects of our company, including financial forecasts and analyses under various business assumptions;

(iv)
reviewed certain information furnished to it by our management, relating to the business, operations and prospects of RareGen, including financial forecasts and analyses under various business assumptions;

(v)
reviewed certain information furnished to it by the management of RareGen, relating to the business, operations and prospects of RareGen, including financial forecasts and analyses under various business assumptions, and held discussions with senior management of RareGen about such matters;

(vi)
reviewed information relating to certain financial and operational benefits and operating synergies (including the amount and timing thereof) anticipated by our management to result from the Merger Transaction, and approved for Jefferies’ use by our company, which Jefferies referred to as “synergies”;

(vii)
considered the potential pro forma impact of the Merger Transaction;

(viii)
held discussions with members of senior our management concerning the matters described in clauses (ii) through (vii) above;

(ix)
reviewed the proposed financial terms of the Merger Transaction and compared them with the publicly available financial terms of certain other transactions that Jefferies deemed relevant; and

(x)
conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In its review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by our company or that was publicly available to Jefferies (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies. Jefferies relied on assurances of our management that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In its review, Jefferies did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did Jefferies conduct a physical inspection of any of the properties or facilities of our company, RareGen or HoldCo, nor has Jefferies been furnished with any such evaluations or appraisals of such physical inspections, nor did Jefferies assume any responsibility to obtain any such evaluations or appraisals.
With respect to the financial forecasts provided to and examined by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. With respect to the forecasts of our company and RareGen prepared by our management and provided to Jefferies by our management for use by Jefferies, we informed Jefferies, and Jefferies assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of our management as to the future financial performance of our company and RareGen. With respect to the future financial performance of HoldCo giving pro forma effect to the Merger Transaction, at our board of directors’ instruction and with its consent, Jefferies assumed that the synergies will be realized in the amounts and at the times projected. Jefferies expressed no opinion as to the financial forecasts prepared by our management or the assumptions on which they are made, including the synergies. In addition, at our board of directors’ instruction for informational purposes that were not considered part of Jefferies financial analyses for its opinion, Jefferies performed certain financial analysis using the financial forecasts prepared by management of RareGen. Jefferies expressed no opinion as to the financial forecasts prepared by RareGen or the assumptions on which they are made.
Jefferies’ opinion is based on economic, monetary, regulatory, market and other conditions existing and which could be evaluated as of June 29, 2020. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies becomes aware after June 29, 2020.
Jefferies made no independent investigation of any legal or accounting matters affecting us, RareGen and HoldCo, and Jefferies assumed the correctness in all respects material to its analysis of all legal and accounting advice given to our company and our board of directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement to our company, RareGen and HoldCo. Jefferies assumed that the Merger Transaction will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement and in compliance with applicable laws, documents and other requirements and that the final form of the Merger Agreement would be substantially similar to the draft dated June 26, 2020 previously provided to Jefferies. Jefferies also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger Transaction, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on us, RareGen or HoldCo or the contemplated benefits of the Merger Transaction in any respect material to Jefferies’ opinion. Jefferies expressed no opinion as to the price shares of HoldCo common stock will trade at any time in the future.
Jefferies’ opinion was provided for the use and benefit of our board of directors in its consideration of the transactions contemplated by the Merger Agreement, and Jefferies’ opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to us, nor did it address the underlying business decision by our company to engage in the transactions contemplated by the Merger Agreement. Jefferies opinion did not take into account the underwritten public offering of 9,375,000 shares of our common stock completed in July 2020. In addition, we did not ask Jefferies to address, and the opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of our company. Jefferies’ opinion was authorized by the Fairness Committee of Jefferies LLC.
In connection with rendering its opinion to our board of directors, Jefferies performed a variety of financial and comparative analyses, which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by Jefferies in connection with its opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Jefferies believes that its analyses must be considered as a whole. Considering any portion of Jefferies’ analyses or the factors considered by Jefferies or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Jefferies’ analyses and opinion. Jefferies did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.
With respect to the selected transactions analysis summarized below, no company or transaction used as a comparison was identical or directly comparable to our company, RareGen or the Merger Transaction. This analysis necessarily involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition or other values of the companies or transactions concerned.
The estimates of the future performance of our company, RareGen and HoldCo in or underlying Jefferies’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, Jefferies considered industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which were beyond the control of our company and Jefferies. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which companies or securities actually may be sold or acquired. Accordingly, the estimates used in, and the range of the valuations resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Jefferies’ view of the actual value of our company, RareGen, HoldCo or our or their respective securities.
The number of shares of HoldCo common stock to be received by holders of our common stock pursuant to the Merger Agreement was determined through negotiations between us and RareGen, and our decision to enter into the Merger Agreement was solely that of our board of directors. Jefferies’ opinion and financial analyses were only one of many factors considered by our board of directors in its evaluation of the number of shares of HoldCo common stock to be received by holders of our common stock in the Liquidia Merger and should not be viewed as determinative of the views of our board of directors or management with respect to the Merger Transaction or the number of shares of HoldCo common stock to be received by holders of our common stock in the Liquidia Merger.
Financial Analyses
The following is a summary of the material financial analyses provided to our board of directors and performed by Jefferies in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses. For purposes of the financial analyses described below, (i) the term “unlevered free cash flow” refers to a calculation of the future cash flows generated by an asset without including in such calculation any debt servicing costs, (ii) the term “our company forecasts” means financial forecasts and estimates relating to our company prepared by our management, (iii) the term “our RareGen forecasts” means financial forecasts and estimates relating to RareGen prepared by our management and (iv) the term “RareGen management forecasts” means financial forecasts and estimates relating to RareGen prepared by management of RareGen. For purposes of its analysis, Jefferies did not take into account the underwritten public offering of 9,375,000 shares of our common stock completed in July 2020 or any future financings that may be completed by us or HoldCo in the future.
RareGen Selected Transactions Analysis.   Jefferies reviewed financial data relating to 17 precedent transactions announced since July 1, 2014, to the extent publicly available, involving the sale of generic products or generic product portfolios, which given their business and financial characteristics, including lack of R&D spend and pipeline products, Jefferies considered relevant for purposes of its analysis of RareGen, which is a single product company with no R&D spend or product pipeline.
Date Announced	Acquirer	Target	Transaction Value ($ million)	TV/LTM Revenue
01/09/20	ANI Pharmaceuticals, Inc.	Amerigen Pharmaceuticals, Ltd. (US portfolio of 23 generic products)	53	1.4x
03/07/19	Shore Suven Pharma, Inc.	Aceto Corporation (generic business)	15	NA
01/29/19	Strides Pharma Science Limited	Vensun Pharmaceuticals, Inc.	18	1.1x
09/06/18	Aurobindo Pharma Limited	Sandoz Inc. (dermatology and oral solids portfolio)	900	0.8x
07/23/18	Mayne Pharma Group Limited	Spear Pharmaceuticals, Inc. (generic Efudex)	20	1.7x

Date Announced	Acquirer	Target	Transaction Value ($ million)	TV/LTM Revenue
05/07/18	Lannett Company, Inc.	Endo International plc (23 generic drugs)	12	0.1x
02/24/17	ANI Pharmaceuticals, Inc.	Cranford Pharmaceuticals, LLC (Inderal XL)/ Holmdel Pharmaceuticals LP (InnoPran XL)	51	2.2x
11/02/16	Aceto Corporation	Citron Pharma LLC/ Lucid Pharma, LLC (generic assets)	429	2.2x
10/05/16	Accord Healthcare Ltd.	Actavis Generics (UK and Ireland assets)	769	2.4x
06/28/16	Mayne Pharma Group Limited	Teva Pharmaceutical Industries Ltd. (US generic product portfolio)	652	2.8x
06/21/16	Impax Laboratories	Teva Pharmaceutical Industries Ltd. (portfolio)	586	3.9x
05/13/16	Mylan N.V.	Renaissance Pharma Inc. (non-sterile, topicals business)	1,000	2.7x
03/11/16	ANI Pharmaceuticals, Inc.	Cranford Pharmaceuticals, LLC (Inderal LA)	60	2.0x
12/17/15	Perrigo Company plc	Matawan Pharmaceuticals, LLC (generic Retin-A)	415	6.7x
5/21/15	Strides Pharma Science Limited	Aspen Pharmacare Holdings Limited (Australian generic assets)	300	3.2x
09/10/14	Mylan N.V.	Aspen Pharmacare Holdings Limited (Aritxtra injection US rights)	300	2.6x
07/14/14	Mylan N.V.	Abbott Laboratories (non-US developed markets generics)	5,271	2.8x
Jefferies reviewed, among other information, transaction values of the selected transactions, calculating the consideration paid for the products as a multiple of such product or product portfolio’s latest 12 months revenue as of the applicable announcement date. Financial data of the selected transactions were based on public filings and other publicly available information. Financial data of RareGen was based on internal estimates of RareGen management which Jefferies was instructed to use by our management.
The overall low to high latest 12 months revenue multiples observed for the selected transactions announced since January 1, 2018 were 0.1x to 1.7x with a median of 1.1x and a mean of 1.0x. The overall low to high latest 12 months revenue multiples observed for the selected transactions announced between July 1, 2014 and January 1, 2018 were 2.0x to 6.7x with a median of 2.7x and a mean of 3.0x. Jefferies calculated separate multiple ranges for the periods before and after January 1, 2018 because changes in the generic pharmaceutical market in recent years made pre-2018 transactions (which had higher multiples) less relevant for its analysis. Jefferies then applied a selected range of 1.0x to 2.5x latest 12 months revenue multiples derived from the selected transactions to RareGen’s latest 12 months (as of March 31, 2020) RareGen/Sandoz net sales of $27.5 million (prior to the allocation of “Net Profits” under the Promotion Agreement with Sandoz (as described on page 70 of this proxy statement/prospectus)), and RareGen’s latest 12 months (as of March 31, 2020) adjusted net sales of $22.0 million. Jefferies calculated adjusted net sales for RareGen by dividing RareGen’s gross profit for the period by RareGen’s gross profit percentage for such period, without giving effect to the allocation of “Net Profits” under the Promotion Agreement with Sandoz. This analysis indicated the following approximate implied equity value reference ranges for RareGen:

Financial Metrics	Implied RareGen Equity Value
LTM (3/30/20) RareGen/Sandoz Net Sales	$27.0 – $69.0 million
LTM (3/20/20) Adjusted Net Sales	$22.0 – $55.0 million
RareGen Discounted Cash Flow Analysis.   Jefferies performed a discounted cash flow analysis of RareGen, using a perpetuity growth rate approach, to calculate a range of implied present values of the unlevered free cash flows that RareGen was forecasted to generate through the full fiscal year ending December 31, 2024 utilizing our RareGen forecasts (disclosed at page 106 of this proxy statement/prospectus), both with and without synergies estimated by our management and assuming various launch dates for LIQ861 provided by our management. Terminal values of RareGen were calculated by applying to RareGen’s unlevered free cash flows for the fiscal year ending December 31, 2024 a selected range of perpetuity growth rates of (20.0%) to 0.0%, which range was selected by Jefferies in its professional judgement. The present values (as of March 31, 2020) of the cash flows and terminal values were then calculated using a selected discount rate range of 9.7% to 10.7%, which were based on the estimated weighted average cost of capital of RareGen derived by application of the capital asset pricing model. This analysis indicated the following approximate implied equity value reference range for RareGen:
Implied RareGen Equity Value
Liquidia Technologies case (no synergies)	$26.0 – $56.0 million
Liquidia Technologies case (with synergies)	$36.0 – $66.0 million
The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including revenue growth rates, cash flow estimates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of RareGen.
Liquidia Technologies Sum of the Parts Discounted Cash Flow Analysis.   Using our company forecasts (disclosed at page 106 of this proxy statement/prospectus) prepared by our management and assuming various launch dates for LIQ861 provided by our management, Jefferies performed a sum-of-the-parts discounted cash flow analysis to derive an implied range of stand-alone equity values for our company. Using a mid-year convention and discount rates ranging from 9.7% to 10.7%, reflecting estimates of our weighted average cost of capital derived by application of the capital asset pricing model, Jefferies discounted to present value as of March 31, 2020 estimates of the free cash flows to be generated by LIQ861 through December 31, 2037, assuming various product launch dates, all as reflected in our forecasts. Jefferies then derived a range of implied equity values for our company by adding (a) POS adjusted estimates of the free cash flows to be generated from LIQ861, assuming various product launch dates, in each case through December 31, 2037, and (b) the estimated value of our platform, pipeline and PRINT technology, with respect to which our management instructed Jefferies to assume a value of $40.0 million. This analysis indicated an implied equity value reference range of $238.2 million to $268.1 million for our company.
The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including revenue growth rates, cash flow estimates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of our company.
Relative Value Financial Analysis.   Jefferies performed a relative value analysis by comparing the implied equity values for our company on a stand-alone basis resulting from the sum-of-the-parts discounted cash flow analysis described above, with the implied equity value ranges for RareGen resulting from the selected precedent analysis, and discounted cash flow analysis for RareGen, with and without synergies. This analysis yielded the following ranges of implied relative equity values on a percentage basis for RareGen and our company.

(in millions, except for percentages)	Implied Equity Value – Liquidia Technologies	Implied Equity Value – RareGen	Implied Relative Value Range – Liquidia Technologies	Implied Relative Value Range – RareGen
Precedent Transaction Analysis – RareGen LTM 3/31/20 Revenue Multiple	$238.2 – $268.1	$27.5 – $68.7	77.6% – 90.7%	9.3% – 22.4%
Precedent Transaction Analysis – RareGen LTM 3/31/20 Adjusted Revenue Multiple	$238.2 – $268.1	$22.0 – $55.0	81.2% – 92.4%	7.6% – 18.8%
Discounted Cash Flow Analysis – No Synergies	$238.2 – $268.1	$25.9 – $56.1	80.9% – 91.2%	8.8% – 19.1%
Discounted Cash Flow Analysis – With Synergies	$238.2 – $268.1	$35.7 – $66.3	78.2% – 88.2%	11.8% – 21.8%
Jefferies then compared the percentage of shares of HoldCo common stock to be issued to RareGen’s members in the Merger Transaction, which is 17.7% of the shares of Holdco common stock on a fully diluted basis, to the implied equity value ranges for RareGen, relative to our company expressed on a percentage basis. Jefferies considered that in the Merger Transaction holders of our common stock will receive one share of HoldCo common stock for each share of our common stock, representing 82.3% of the shares of HoldCo common stock on a fully-diluted basis.
Certain Additional Information
At the request of our board of directors, Jefferies performed an illustrative discounted cash flow analysis using the RareGen management forecasts, which assumes that RareGen achieves its 2021 net sales target (as calculated pursuant to the Promotion Agreement) and 2,083,333 additional shares of HoldCo are issued to RareGen members. Utilizing the RareGen management forecasts and using a perpetuity growth rate approach, Jefferies calculated a range of implied present values of the unlevered free cash flows that RareGen management had forecasted RareGen to generate through the full fiscal year ending December 31, 2024. Terminal values of RareGen were calculated by applying to RareGen’s unlevered free cash flows for the fiscal year ending December 31, 2024 a selected range of perpetuity growth rates of (20.0%) to 0.0%, which range was selected by Jefferies in its professional judgement. The present values (as of March 31, 2020) of the cash flows and terminal values were then calculated using a selected discount rate range of 9.7% to 10.7%, which were based on the estimated weighted average cost of capital of RareGen derived by application of the capital asset pricing model. This analysis indicated an implied equity value reference range for RareGen of $56.0 million to $108.0 million. Jefferies then performed an illustrative relative value analysis by comparing the implied equity value reference range for RareGen resulting from the discounted cash flow analysis using the RareGen management forecasts with the implied equity value range of $238.2 million to $268.1 million for our company resulting from the sum-of-the-parts discounted cash flow analysis described above. Jefferies observed that the resulting implied relative equity value range using RareGen management forecasts represented 17.4% to 31.2% for RareGen, as compared to 68.8% to 82.6% for our company. The illustrative discounted cash flow analysis and illustrative relative value analysis using RareGen management forecasts was not considered part of Jefferies financial analyses for its opinion but rather were noted for informational purposes.
Miscellaneous
We have agreed to pay Jefferies a fee of $2.5 million, a portion of which was payable upon delivery of Jefferies’ opinion and the remainder of which is contingent upon consummation of the Merger Transaction. We have also agreed to reimburse Jefferies for expenses, including fees and expenses of counsel, incurred in connection with Jefferies’ engagement, and to indemnify Jefferies and related parties against liabilities arising out of or in connection with the services rendered and to be rendered by Jefferies under its engagement.
In the past two years, Jefferies has provided financial advisory and financing services to our company, including (i) acting as a bookrunner for the initial public offering of our common stock in July 2018, (ii) acting as a bookrunner in an offering of our common stock in March 2019, (iii) acting as a placement agent in a private placement of our common stock in December 2019, and (iv) acting as a placement agent for our ATM facility in December 2019-February 2020, for which we have received aggregate fees of less than $5.0 million. Jefferies acted as a bookrunner in a public offering of our common stock in July 2020, for which Jefferies received a fee of $3.87 million. In addition, Jefferies maintains a market in the securities of our company, and in the ordinary course of its business, Jefferies and its affiliates may trade or hold securities of our company, RareGen, HoldCo and/or our or their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions in those securities. In addition, Jefferies may seek to, in the future, provide financial advisory and financing services to our company, RareGen, HoldCo or entities that are affiliated with us, RareGen or HoldCo, for which Jefferies would expect to receive compensation.
Jefferies was selected to act as our financial advisor in connection with the Merger Transaction because, among other factors, Jefferies is an internationally recognized investment banking firm with substantial experience in merger and acquisition transactions, its familiarity with our company and our business and reputation. Jefferies is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.
Certain Liquidia and RareGen Forward-Looking Financial Information
Prior to approval by our board of directors of the Merger Transaction, the execution of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, our management prepared certain forward-looking financial information on a stand-alone, pre-transaction basis for each of our company and RareGen. The forward-looking financial information prepared by our management is on a standalone basis and is not intended to be added together, and adding together the forward-looking financial information for the two companies would not represent the results that HoldCo will achieve if the Merger Transaction is completed. In addition, RareGen management prepared certain forward-looking financial information which our management adjusted to develop its own forecasts for the RareGen business on a stand-alone basis.
This forward-looking financial information for our company and RareGen prepared by our management was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information.
The forward-looking financial information included in this document has been prepared by, and is the responsibility of, our management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying forward-looking financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference relates to our previously issued financial statements. It does not extend to the forward-looking financial information and should not be read to do so.
The forward-looking financial information prepared by our management and RareGen management is subjective in many respects and thus subject to interpretation. While presented with numeric specificity, the forward looking financial information reflects numerous estimates and assumptions made by our management or RareGen management, as the case may be, with respect to industry performance and competition, regulatory approvals and the timing thereof, and general business, economic and market conditions, all of which are difficult to predict and many of which are beyond the control of our management and RareGen management.
The forward-looking financial information prepared by our management also reflects assumptions by our management as to certain business decisions that are subject to change. Accordingly, there can be no assurance that the forward-looking results are indicative of the future performance of our company, RareGen or HoldCo or that actual results will not differ materially from those presented. Inclusion of the forward-looking financial information in this proxy statement/prospectus should not be regarded as a representation by us, RareGen or Jefferies or any other person that the results contained in the forward-looking financial information will be achieved. The forward-looking financial information covers multiple years. Such information, by its nature, becomes less predictive with each successive year. Readers of this proxy statement/prospectus are cautioned that the forward-looking financial information should not be construed as financial guidance and should not be relied on as such or for any other reason. The forward-looking financial information is not included in this proxy statement/prospectus in order to induce any stockholder to vote in favor of any matter or to purchase securities of any person.
The forward-looking financial information has not been updated since the date of its preparation. We do not intend, nor do we assume any obligation, to update or otherwise revise the forward-looking financial information as a result of circumstances existing since our preparation, to reflect the occurrence of unanticipated events or otherwise, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, we do not intend to update or revise the forward-looking financial information in this proxy statement/prospectus to reflect changes in general economic or industry conditions.
Liquidia Technologies Forward-Looking Information
In connection with the process leading up to the Merger Agreement, our management prepared estimated financial forecasts under certain scenarios for our company on a stand-alone, pre-transaction basis. These forecasts are included in this proxy statement/prospectus because they were provided to our board of directors in connection with its consideration of the Merger Transaction and to Jefferies for use in its financial analysis.
The financial forecasts for our clinical-stage, pre-revenue company at this time are primarily comprised of two components: (a) the successful approval and timing of commercial launch of LIQ861 for use in World Health Organization (WHO) Group 1 (PAH), which is currently subject to a 30-month regulatory stay at the FDA pending resolution of a patent infringement suit; and (b) the estimated value of our platform, pipeline and PRINT® technology. With regard to LIQ861, our management prepared forecasts based on three probability-weighted scenarios to account for a range of uncertainty in approval and timing of launch. The three scenarios included: (i) an FDA approval and launch of LIQ861 in the fourth quarter of 2021; (ii) an FDA approval and launch of LIQ861 in the fourth quarter of 2022; and (iii) an FDA decision not to approve LIQ861. The launch timing in scenarios (i) and (ii) are estimates based on the projected time frames to resolve patent litigation as calculated by (x) a successful result from our two petitions for inter partes review with the Patent Trial and Appeal Board initiated in March 2020, and (y) the full-length of the 30-month regulatory stay of approval. The estimates in these three scenarios, along with an estimated value of $40 million for our pipeline and technology, were provided to Jefferies for use in its financial analysis.
The estimates and assumptions underlying the our forecasts are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained therein, including, the matters described in the sections entitled “Risk Factors” beginning on page 36 and “Forward-Looking Statements” beginning on page 87, in our Annual Report on Form 10-K filed with the SEC on March 16, 2020 and in our Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2020 and August 10, 2020.

The following tables present a summary of the 2020-2037 forecasts for our company prepared by our management, assuming the launch of LIQ861 in the fourth quarter of 2021 and assuming the launch of LIQ861 in the fourth quarter of 2022:
October 2021 Launch
($ in millions)
	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037
Revenue	—	1.3	37.0	97.2	163.4	228.8	282.7	318.2	339.8	357.2	375.2	360.8	317.2	271.6	224.1	174.7	123.1	69.4
EBIT	(45.4)	(80.5)	(71.5)	(19.3)	54.3	109.9	157.3	190.0	211.4	224.5	238.1	236.1	203.7	164.6	120.6	73.0	22.2	(31.6)
Net Operating Profit (after tax)	(45.4)	(80.5)	(71.5)	(19.3)	40.8	82.4	118.0	142.5	158.5	168.4	178.6	177.0	152.8	123.4	90.4	54.8	16.7	(31.6)
November 2022 Launch
($ in millions)
	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037
Revenue	—	—	1.3	25.1	66.1	111.0	155.1	191.6	215.6	230.3	242.1	254.3	244.5	214.9	184.1	151.9	118.4	83.4
EBIT	(40.0)	(46.1)	(54.8)	(47.8)	(4.2)	31.8	67.9	101.7	123.4	134.4	143.1	159.8	154.8	130.8	104.2	75.4	44.4	11.1
Net Operating Profit (after tax)	(40.0)	(46.1)	(54.8)	(47.8)	(4.2)	23.9	51.0	76.2	92.6	100.8	107.3	119.9	116.1	98.1	78.2	56.5	33.3	8.3
In addition, we provided Jefferies for use in its financial analysis certain projected information for our company prepared by our management, which Jefferies used to calculate our estimated unlevered free cash flows for the years fiscal 2020 through 2037 under the two launch scenarios described above: (i) an FDA approval and launch of LIQ861 in the fourth quarter of 2021, and (ii) an FDA approval and launch of LIQ861 in the fourth quarter of 2022. Jefferies calculated our company’s estimated unlevered free cash flows under each scenario by subtracting capital expenditures and changes in net working capital from net operating income (after tax), and adding back amortization and depreciation expense. All of the data that Jefferies used to calculate the unlevered free cash flows for our company were provided by our management and approved by our company for use by Jefferies.
The results of these calculations of unlevered free cash flows for our company for the fiscal years 2020 through 2037 using our company forecasts for each of the two scenarios is set forth below:
October 2021 Launch
($ in millions)
	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037
Unlevered FCF	(47.1)	(82.1)	(76.1)	(27.0)	32.4	73.6	109.7	135.8	153.0	163.1	173.0	174.9	154.0	125.3	92.9	58.0	20.1	—
November 2022 Launch
($ in millions)
	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037
Unlevered FCF	(41.6)	(47.6)	(56.0)	(51.9)	(10.0)	17.7	44.8	70.7	88.0	97.1	103.7	116.1	114.6	98.9	79.4	58.1	35.0	10.1
RareGen Forward-Looking Information
In connection with the process leading up to the Merger Agreement, RareGen provided us with certain unaudited internal financial forecasts prepared by RareGen management on a stand-alone, pre-transaction basis for the fiscal years 2020 through 2024.

The following table presents a summary of the 2020 -2024 forecasts for RareGen prepared by RareGen management:
2020 – 2024 RareGen Management Forecasts
($ in millions)
	Fiscal Year Ending December 31,
	2020	2021	2022	2023	2024
RareGen/Sandoz Net Sales(1)	$35.0	$47.3	$48.1	$45.5	$36.8
Adjusted Net Sales(2)	26.2	23.6	24.1	22.8	18.4
EBIT	16.4	15.1	15.2	17.0	12.3
Net Operating Profit (after tax)(3)	$12.3	$11.3	$11.4	$12.7	$9.2

(1)
Prior to allocation of “Net Profits” under the Promotion Agreement with Sandoz (as described on page 70 of this proxy statement/prospectus).

(2)
Reflects the portion of “Net Profits” allocated to RareGen under the Promotion Agreement with Sandoz.

(3)
Reflects the net income after deduction of operating expenses incurred by RareGen that were not previously included in the calculation of “Net Profit” under the Promotion Agreement with Sandoz.

Using the RareGen forecasts, our management prepared forecasts for RareGen on a stand-alone, pre-transaction basis for the fiscal years 2020 through 2024. Our RareGen forecasts assumed a smaller branded market size and lower generic penetration than the RareGen management forecasts, and assumed discounting to branded products to occur earlier than the RareGen management forecasts. Our RareGen forecasts are included in this proxy statement/prospectus because we and RareGen provided the 2020-2024 forecasts for RareGen to our board of directors in connection with its consideration of the Merger Transaction and to Jefferies for use in its financial analysis.
The following tables present a summary of our RareGen forecasts:
2020 – 2024 Forecasts
($ in millions)
	Fiscal Year Ending December 31,
	2020	2021	2022	2023	2024
RareGen/Sandoz Net Sales(1)	$16.2	$18.4	$19.6	$23.1	$26.4
Adjusted Net Sales(2)	13.0	13.2	9.8	11.5	13.2
EBIT	5.8	6.4	3.7	8.3	8.6
Net Operating Profit (after tax)(3)	$4.3	$4.8	$2.8	$6.2	$6.5

(1)
Prior to allocation of “Net Profits” under the Promotion Agreement with Sandoz.

(2)
Reflects the portion of “Net Profits” allocated to RareGen under the Promotion Agreement with Sandoz.

(3)
Reflects the net income after deduction of operating expenses incurred by RareGen that were not previously included in the calculation of “Net Profit” under the Promotion Agreement with Sandoz.

In addition, we provided Jefferies for use in its financial analysis certain projected information for RareGen prepared by our management, which Jefferies used to calculate RareGen’s estimated unlevered free cash flows for the fiscal years 2020 through 2024. We also instructed Jefferies to perform an illustrative discounted cash flow analysis of RareGen for the years 2020 through 2024 using the forecasts for RareGen provided by RareGen management. Jefferies calculated RareGen’s estimated unlevered free cash flows by subtracting capital expenditures from operating income and adding back interest, tax expense, amortization (excluding amortization of acquired intangibles), and depreciation, and adjusting for changes in working capital. All of the data that Jefferies used to calculate the unlevered free cash flows for RareGen were provided by our management and approved by our company for use by Jefferies.
The results of these calculations of unlevered free cash flows for RareGen for the fiscal years 2020 through 2024 using our RareGen forecasts and using RareGen management forecasts is set forth below:
Unlevered Free Cash Flows ($ in millions)	2020	2021	2022	2023	2024
RareGen Management Forecasts	$10.5	$9.7	$10.9	$12.6	$9.7
Our RareGen Forecasts	$4.4	$4.2	$2.2	$5.4	$5.7
The differences between RareGen management forecasts and our RareGen forecasts were primarily as a result of different assumptions related to generic erosion of the branded product market and price discount assumptions over time.
The estimates and assumptions underlying the 2020-2024 forecasts for RareGen are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained therein, including, the matters described in the sections entitled “Risk Factors” beginning on page 36 and “Forward-Looking Statements” beginning on page 87.
Estimated Synergies
Our management prepared estimates of annual synergies expected to be realized following the closing of the Merger Transaction, which are referred to in this section as the “Estimated Synergies.” The Estimated Synergies are not reflected in our company forecasts or our RareGen forecasts. These Estimated Synergies include the following: (i) incremental revenue from LIQ861 net sales of $11 to $16 million in the first five years after approval of LIQ861 as a result of having an existing, experienced sales force deployed in the field prior to the LIQ861 launch; and (ii) cumulative run-rate cost savings to our company of $5.3 million post-approval of LIQ861, accounting for the existing sales force expenses attributed to RareGen. The Estimated Synergies were provided by our management to Jefferies and approved by us for use by Jefferies in its financial analysis. This information should be read in light of the risks described under “Risk Factors” beginning on page 36, “Forward-Looking Statements” beginning on page 87, in our Annual Report on Form 10-K filed with the SEC on March 16, 2020 and in our Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2020 and August 10, 2020.
Structure of the Merger Transaction
Pursuant to the terms of the Merger Agreement, a direct wholly owned subsidiary of HoldCo, RareGen Merger Sub, will merge with and into RareGen such that RareGen will become a subsidiary of HoldCo. This merger is referred to as the RareGen Merger. Immediately following the RareGen Merger, a direct wholly owned subsidiary of HoldCo, Liquidia Merger Sub, will merge with and into us such that we will also become a subsidiary of HoldCo. This merger is referred to as the Liquidia Merger.
Effective Time of the Merger Transaction
The closing of the Liquidia Merger and RareGen Merger, and consequently the Merger Transaction as a whole, contemplated by the Merger Agreement, will occur remotely via the exchange of documents and signatures no later than the second business day after the last of the conditions to the Merger Transaction have been satisfied or, if permissible, waived, unless another date is agreed to in writing by us and RareGen. As early as practicable on the closing date, we and RareGen will file certificates of merger with the Secretary of State of the State of Delaware to effect the Liquidia Merger and the RareGen Merger. The mergers will become effective upon the filing of these certificates or at such other time as we and RareGen agree in writing and specify in the certificates of merger. We and RareGen currently expect that the closing of the Merger Transaction will take place early in the fourth calendar quarter of 2020. However, because the Merger Transaction is subject to stockholder approval and other customary conditions, we and RareGen cannot predict exactly when the closing will occur.

The Merger Consideration and Conversion of Securities
General
Upon the closing of the Merger Transaction, (i) each share of our common stock, whether certificated or held in book-entry form, will automatically convert into one share of HoldCo common stock, (ii) each option or warrant to purchase our common stock will automatically convert into the right to receive one share of HoldCo common stock for each share of our common stock subject to the option or warrant, and the exercise price per share will remain the same as the exercise price underlying such option or warrant, and (iii) each restricted stock unit to acquire our common stock will automatically convert into the right to receive one share of HoldCo common stock for each share of our common stock subject to such restricted stock unit grant.
Upon consummation of the Merger Transaction, HoldCo will issue to RareGen’s members an aggregate of 6,166,666 shares of HoldCo common stock, including 616,666 shares of HoldCo common stock, referred to in the Merger Agreement as “Holdback Shares”, which are being withheld to satisfy potential indemnification obligations of RareGen members. In addition, HoldCo will issue up to 2,708,333 shares of HoldCo common stock in 2022, which are referred to in the Merger Agreement as “Net Sales Earnout Shares”, if RareGen achieves at least $32.9 million of 2021 net sales (as calculated by Sandoz net sales), with the number of Net Sales Earnout Shares to be issued to depend upon the actual amount of the 2021 net sales. Furthermore, RareGen members have a contingent right to receive, on a pro rata basis, any RareGen cash at closing in excess of $1 million. With respect to the Net Sales Earnout Shares which may be issued to RareGen members, the actual amount of shares of HoldCo common stock which RareGen members are entitled to receive on a pro rata basis is subject to a sliding scale if 2021 net sales falls between $32.9 million and $61.1+ million such that HoldCo shall issue to RareGen members, on a pro rata basis, between 1,458,333 Net Sales Earnout Shares and 2,708,333 Net Sales Earnout Shares of additional HoldCo shares. For the avoidance of doubt, if 2021 net sales is less than $32.9 million, then no Net Sales Earnout Shares shall be issued to RareGen members, and if RareGen’s 2021 net sales is greater than $61.1 million, then the maximum 2,708,333 shares of HoldCo common stock will be issued to RareGen’s members in the aggregate, on a pro rata basis.
The shares of HoldCo common stock issued to RareGen members on the closing date of the Merger Transaction will be subject to a six-month lock-up from the date of issuance as described under “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement: Post-Closing Transfer Restrictions” on page 140.
RareGen Net Sales Earnout Shares Procedures
No later than 15 days after the receipt by HoldCo or RareGen post-closing of each quarterly report from Sandoz pursuant to the Promotion Agreement with respect to any calendar quarter ending on or prior to the last day of the January 1, 2021 — December 31, 2021 net sales earnout period, or any proposed amendment thereto, HoldCo shall send a copy of such quarterly report to the Members’ Representative. As soon as practicable, but, in any event, within 15 days after the delivery of a quarterly report, the Members’ Representative shall provide to HoldCo a written report indicating its agreement with, or specific itemized objections to, or any additional information it reasonably needs with respect to, Sandoz’s calculation of the net sales, or a Quarterly Objection Report. Within 15 days of the receipt by HoldCo of a Quarterly Objection Report, if any, the Members’ Representative and HoldCo shall reasonably cooperate to take such actions as may be available under the Promotion Agreement to object to Sandoz’s calculation of net sales and/or request additional information from Sandoz regarding such calculation, and thereafter, the Members’ Representative and HoldCo shall use good faith efforts to cause Sandoz to adjust its calculation of net sales for such period for all purposes under the Promotion Agreement (including in connection with any reconciliation thereof) as set forth in the Quarterly Objection Report. No later than the earlier of (i) 15 days after the completion of the final reconciliation for the 2021 calendar year and (ii) March 31, 2022, HoldCo shall prepare and deliver to the Members’ Representative a “Draft Net Sales Report”, as defined in the Merger Agreement, that sets forth (A) HoldCo’s good faith calculations of the 2021 net sales, (B) whether net sales of at least $32.9 million have been achieved and therefore, if all or any portion of the Net Sales Earnout Shares would be issued, and (C) the number of Net Sales Earnout Shares to be issued. The Draft Net Sales

Report shall be prepared using the net sales information as reported to HoldCo or RareGen post-closing in accordance with the Promotion Agreement, subject to any adjustments mutually agreed upon by Sandoz, HoldCo and the Members’ Representative. Within 30 days after the delivery of a Draft Net Sales Report and any requested supporting documentation, the Members’ Representative shall provide to HoldCo a written report indicating its agreement with, or specific itemized objections to, HoldCo’s calculation of net sales for 2021, which is referred to in the Merger Agreement as the “Members’ Representative Net Sales Response”. Failure by the Members’ Representative to object to HoldCo’s calculation of 2021 net sales or, if earlier, the Members’ Representative’s affirmative agreement in writing to HoldCo’s calculations shall be deemed to be the Members’ Representative’s acceptance of the Draft Net Sales Report and that Draft Net Sales Report shall automatically and irrevocably be deemed a “Final Net Sales Report”, as defined in the Merger Agreement, except in the case of fraud. Within 15 days after receipt by HoldCo of the Members’ Representative’s Net Sales Response, if any, the Members’ Representative and HoldCo shall endeavor in good faith to agree on any matters in dispute. If HoldCo and the Members’ Representative are unable to agree on any remaining matters in dispute within such 15 day period referred to above, then, the matters in dispute will be submitted for resolution to an independent accounting firm, which shall within 30 days of such submission, acting as experts and not arbitrators, determine and issue a written report to the Members’ Representative and HoldCo upon such disputed items and such written report shall automatically and irrevocably be deemed the Final Net Sales Report, except in the case of fraud. If 2021 net sales of at least $32.9 million are achieved, then HoldCo shall issue shares of HoldCo common stock to the Exchange Agent, on behalf of each RareGen member, in the amount of the Net Sales Earnout Shares for distribution to the RareGen members according to their pro rata ownership of RareGen at the time of the Merger Transaction, subject to the terms set forth therein, within 30 days following the achievement of net sales of at least $32.9 million based upon the issuance of a Final Net Sales Report. Notwithstanding the foregoing, HoldCo shall be entitled to operate RareGen post-Merger Transaction and the promotion of the Product as it deems appropriate in its sole discretion. Further, (i) there is no assurance that any net sales earnout and net sales earnout issuance will be realized, in whole or in part; (ii) HoldCo owes no fiduciary duty to RareGen post-closing or the RareGen members with respect to the achievement of the net sales earnout; provided, however, that nothing shall excuse HoldCo from its obligation to adhere to good faith and/or fair dealing when determining whether or not 2021 net sales of at least $32.9 million were achieved; provided,¸further, that HoldCo shall cause RareGen to use commercially reasonable efforts to achieve 2021 net sales of at least $32.9 million and not act in a manner that intentionally reduces 2021 net sales. “Net Sales Earnout Amount” is defined in the Merger Agreement as 2021 net sales as determined pursuant to the Promotion Agreement, divided by 3.76, up to a maximum Net Sales Earnout Amount of $16,250,000.
In the event HoldCo enters into a “Sale Transaction”, as defined in the Merger Agreement, at any time prior to December 31, 2021, then the successors and assigns of HoldCo shall assume HoldCo’s obligations relating to the Net Sales Earnout Amount; provided, however, that the RareGen members will be entitled to receive, in lieu of the Net Sales Earnout Shares, the number and kind of securities and property that the RareGen members would have received with respect to the Net Sales Earnout Shares if such Net Sales Earnout Shares had been distributed immediately before the closing of such sale transaction.
Holdback Shares
The Holdback Shares shall be withheld from RareGen members at closing for the purpose of securing the indemnification obligations of RareGen to Liquidia Indemnitees. On March 31, 2022, the RareGen members will be entitled to their respective pro rata percentage of the Holdback Shares, subject to reduction as set forth in the immediately following sentence, together with any stock dividends with respect to the Holdback Shares. The Holdback Shares may be reduced by: (i) the portion of the Holdback Shares, if any, used to satisfy the obligations of the RareGen members to the Liquidia Indemnitees in accordance with Article 7 of the Merger Agreement; and (ii) the portion of the Holdback Shares, if any, to the extent reasonably necessary to serve as security for any unresolved or unsatisfied claims for losses incurred by an indemnified party, which are referred to in the Merger Agreement as the Reserve Shares. The Holdback Shares remaining after giving effect to the reductions set forth in clauses (i) and (ii) in the immediately preceding sentence are referred to in the Merger Agreement as the “Remaining Holdback Shares.” The Remaining Holdback Shares shall be disbursed to the Exchange Agent, for the benefit of the RareGen members, on March 31, 2022, or the Holdback Shares Release Date, and the Reserve Shares shall be disbursed to the Exchange Agent, for the benefit of the RareGen members upon the final resolution of any unresolved claim to which such Reserve Shares were subject. For more information about the indemnification obligations of RareGen members, see “The Merger Agreement — Indemnification” beginning on page 130.
HoldCo Governing Documents
Upon the closing of the Merger Transaction, the Certificate of Incorporation and Bylaws of HoldCo shall remain the Certificate of Incorporation and Bylaws of HoldCo.
Procedures for Payment of Merger Consideration
Promptly after the effective time of the Merger Transaction, HoldCo will deposit with the Exchange Agent shares of HoldCo common stock issuable in exchange for outstanding RareGen common units.
RareGen members should not transfer their holdings for exchange unless and until they receive the transmittal instructions and a letter of transmittal from the Exchange Agent.
Promptly after the effective time of the Merger Transaction, the Exchange Agent will mail to all RareGen members a letter of transmittal and instructions for use to effect the transfer of their common units in exchange for HoldCo common stock and any dividends or distributions with respect thereto. Upon the transfer of any RareGen common units for cancellation, to the Exchange Agent, as applicable, along with a completed and properly executed letter of transmittal and any other required documents, RareGen units will be cancelled and the RareGen member will receive a number of whole shares of HoldCo common stock, and any dividends or other distributions, to which such holder is entitled. No fractional shares of HoldCo common stock will be issued and RareGen members are not entitled to cash in lieu of such fractional shares. In lieu of any such fractional share that a RareGen member would otherwise be entitled, the number of shares of HoldCo common stock to be issued to a RareGen member shall be rounded down to the nearest whole share.
RareGen members are not entitled to receive any dividends or other distributions declared or made with respect to their shares of HoldCo common stock with a Record Date after the effective time of the Merger Transaction until they have transferred their RareGen common units to the Exchange Agent for cancellation. If there is any dividend or other distribution on HoldCo common stock with a Record Date after the effective time of the Merger Transaction and a payment date prior to the date RareGen common units are transferred, the transferring holder will receive any such dividend or other distribution with respect to the whole shares of HoldCo common stock issued after the units are transferred. If there is any dividend or other distribution on HoldCo common stock with a Record Date after the effective time of the Merger Transaction and a payment date after RareGen common units are transferred, the transferring holder will receive any such dividend or other distribution with respect to the whole shares of HoldCo common stock received on the payment date, without interest.
HoldCo, the Exchange Agent and the surviving corporations are entitled to deduct and withhold from the merger consideration otherwise payable such amounts as are required by applicable law.
No Fractional Shares
No certificates or scrip representing fractional shares of HoldCo common stock shall be issued upon the exchange of RareGen units, no dividend or distribution with respect to HoldCo common stock shall be payable on or with respect to any fractional share and such fractional share interests shall not entitle the owner thereof to any rights of a stockholder of HoldCo.
Transfers of Ownership and Lost Stock Certificates
Following completion of the Merger Transaction, all shares of our common stock outstanding immediately prior to the effective time of the Merger Transaction shall automatically be cancelled, and all of our stockholders shall cease to have any rights as stockholders of our company. No further transfers of shares of our common stock or RareGen common units shall be made on the stock or unit transfer books, as applicable, after the effective time of the Merger Transaction.

Following completion of the Merger Transaction, all RareGen common units outstanding immediately prior to the effective time of the Merger Transaction shall automatically be cancelled, and all holders of RareGen common units shall cease to have any rights as holders of such securities. No further transfers of RareGen common units shall be made on the unit transfer books after the effective time of the Merger Transaction. If, after such time, any RareGen common units are presented to the Exchange Agent, HoldCo or RareGen, they will be cancelled and exchanged for the merger consideration.
Unclaimed Amounts
Any portion of the merger consideration deposited with the Exchange Agent that remains undistributed to RareGen members 12 months after the effective time of the Merger Transaction shall be delivered to HoldCo upon demand, and any RareGen members who have not transferred their common units for cancellation by then can only look to HoldCo for satisfaction of their claims for the merger consideration.
Treatment of Stock Options, Warrants and Restricted Stock Units
After the effective time of the Merger Transaction, HoldCo will assume each outstanding option to purchase shares of our common stock under the Liquidia Technologies, Inc. Stock Option Plan, as amended, the Liquidia Technologies, Inc. 2016 Equity Compensation Plan, as amended, and the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan, which we collectively refer to herein as the Liquidia Equity Plans. Each assumed option will continue to have, and be subject to, the same terms and conditions set forth in the applicable foregoing plans, including but not limited to the exercise price, except that each assumed option will be exercisable for that number of whole shares of HoldCo common stock. The conversion of any Liquidia Technologies options which are incentive stock options within the meaning of Section 422 of the Code, into options to purchase HoldCo common stock is intended to be made so as not to constitute a “modification” of such Liquidia Technologies options within the meaning of Section 424 of the Code. Continuous employment with us or our subsidiaries shall be credited to the optionee for purposes of determining the vesting of all assumed Liquidia Technologies options after the effective time of the Merger Transaction. Each assumed Liquidia Technologies option, as of the effective time of the Merger Transaction, will be vested as to the same percentage of the total number of shares subject to the option as it was vested immediately prior to the effective time of the Merger Transaction.
At the effective time of the Merger Transaction, HoldCo will assume each issued and outstanding warrant and other right to acquire our common stock, whether or not exercisable at the effective time of the Merger Transaction, in accordance with the terms of such warrants and other rights. The number of HoldCo shares of common stock underlying the warrant of any such HoldCo warrant will equal the number of shares of our common stock underlying the Liquidia Technologies warrant and the exercise price of such HoldCo warrant will equal the exercise price of such Liquidia Technologies warrant.
Additionally, at the effective time of the Merger Transaction, HoldCo will assume each issued and outstanding restricted stock unit to acquire our common stock. The number of HoldCo shares of common stock underlying the restricted stock unit will equal the number of shares of our common stock underlying the Liquidia Technologies restricted stock unit. Continuous employment with us shall be credited to the holders of our restricted stock units for purposes of determining the vesting of all assumed Liquidia Technologies restricted stock units after the effective time of the Merger Transaction.
Outstanding options and restricted stock units to acquire our common stock will be assumed by HoldCo.
As soon as reasonably practicable after the effective time of the Merger Transaction, but in any event within 20 days after the effective time of the Merger Transaction, HoldCo will file one or more registration statements on Form S-8 for the shares of its stock issuable with respect to our stock options and restricted stock units assumed in the Merger Transaction.
Equity Compensation Plan Information
The following table sets forth certain information as of August 31, 2020 with respect to shares of HoldCo common stock that may be issued upon the exercise of options, or upon the vesting of restricted stock units, granted to employees, consultants or members of the board of directors of our company under the Liquidia Equity Plans, in each case upon assumption by HoldCo of such plans after the effective time of the Merger Transaction. The numbers reflected in the columns below are presented on a post-transaction basis.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,772,784(2)	$8.18	1,621,415
Equity compensation plans not approved by security holders	—	$—	—
Total	2,772,784(2)	$8.18	1,621,415

(1)
Represents the weighted-average exercise price of outstanding stock options only.

(2)
Includes 116,298 restricted stock units.

Material U.S. Federal Income Tax Consequences
The following discussion sets forth the intended material U.S. federal income tax consequences of the Merger Transaction to our stockholders who exchange their shares of our common stock in the Merger Transaction. This discussion is based on the Code, and the related Treasury regulations, administrative interpretations and court decisions, all of which are subject to change, possibly with retroactive effect. Any change could affect the accuracy of the statements and the conclusions discussed below and the tax consequences of the Merger Transaction. This discussion applies only to our stockholders that hold their shares of our common stock, and will hold the shares of HoldCo common stock received in exchange for such shares, as capital assets within the meaning of Section 1221 of the Code.
If a partnership or any other entity taxed as a partnership for U.S. federal income tax purposes is a beneficial owner of shares of our common stock, the treatment of a partner in the partnership or other entity taxed as a partnership will generally depend upon the status of the equity owner of such partnership or entity taxed as a partnership and the activities of the partnership or other entity taxed as a partnership. If you are a partner (or other owner) of a partnership or other pass-through entity that is a beneficial owner of our common stock, you should consult your tax advisor regarding the tax consequences of the Merger Transaction. The tax consequences to a beneficial owner who or that is not described in this paragraph may differ substantially from the tax consequences discussed below.
This discussion does not address all U.S. federal income tax consequences of the Merger Transaction that may be relevant to particular stockholders, including, without limitation, the following:
•
stockholders who are not citizens or residents of the United States;

•
dealers or traders in securities;

•
regulated investment companies and REITs;

•
stockholders who exercise appraisal rights in connection with the Merger Transaction;

•
banks and other financial institutions;

•
insurance companies;

•
tax-exempt organizations;

•
individual retirement accounts;

•
holders of shares of our common stock as part of a position in a “straddle” or as part of a “hedging” or “conversion” transaction;

•
stockholders who have entered into a constructive sale under the Code;

•
stockholders who have a “functional currency” other than the U.S. dollar;

•
stockholders who are foreign persons;

•
stockholders who are controlled foreign corporations, passive foreign investment companies or U.S. expatriates;

•
stockholders who own their shares indirectly through partnerships, S-corporations, trusts or other entities that may be subject to special treatment; and

•
stockholders who acquired their shares of our common stock through stock option or employee stock purchase programs or otherwise as compensation.

This discussion does not discuss the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Merger Transaction (whether or not any such transactions are undertaken in connection with the Merger Transaction), including, without limitation, any transaction in which shares of our common stock are acquired or shares of HoldCo common stock are disposed of. This discussion also does not discuss the tax consequences of the Merger Transaction to holders of RareGen common units, holders of options or warrants to purchase our common stock or restricted stock units to acquire our common stock or holders of our promissory notes, if any. In addition, this discussion does not address any consequences arising under the laws of any state, local or foreign jurisdiction, any estate or gift tax considerations, any installment sale or open transaction disposition considerations, the application of the alternative minimum tax or the Medicare contribution surtax on net investment income, or any U.S. federal non-income taxes.
OUR STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER TRANSACTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.
Based upon customary covenants, assumptions and representations as to factual matters described below, all of which must continue to be true and accurate as of the effective time of the Merger Transaction, (i) the Merger Transaction is intended to qualify as an exchange described in Section 351 of the Code and (ii) accordingly, the tax consequences of the Merger Transaction are as set forth below. This discussion of material U.S. federal income tax consequences of the Merger Transaction and of the ownership and disposition of our common stock received in the Merger Transaction is not binding on the Internal Revenue Service, or the IRS. No assurance is given that the IRS would not assert, or that a court would not sustain, a position contrary to any described herein.
Stockholders Exchanging Shares of our Common Stock Solely for HoldCo Common Stock
A holder of our common stock who exchanges all of his, her or its shares of our common stock and receives only shares of HoldCo common stock in the Merger Transaction is not intended to recognize gain or loss for U.S. federal income tax purposes. Each holder’s aggregate tax basis in the HoldCo capital stock received in the Merger Transaction will be the same as his or her aggregate tax basis in our common stock exchanged in the Merger Transaction. The holding period of the HoldCo common stock received in the Merger Transaction by a holder of our common stock will include the holding period of our common stock that he, she or it exchanged in the Merger Transaction. If a holder of our common stock has differing tax bases and/or holding periods in respect of the stockholder’s shares of our common stock, the stockholder should consult with a tax advisor in order to identify the tax bases and/or holding periods of the particular shares of HoldCo common stock that the stockholder receives.
HoldCo and Liquidia Technologies
None of HoldCo or we will recognize gain or loss as a result of the Merger Transaction, the Liquidia Merger or the RareGen Merger.
Reporting
Each of our stockholders will be required to attach a statement to his, her or its U.S. federal income tax return for the year of the closing that contains the information listed in Treasury

Regulations Section 1.351-3. Such statement must include the stockholder’s tax basis in our common stock and a description of the HoldCo common stock received.
THE PRECEDING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MERGER TRANSACTION. OUR STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER TRANSACTION, INCLUDING TAX RETURN REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER APPLICABLE TAX LAWS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Other Approvals
If any additional governmental approvals or actions are required, we and RareGen intend to obtain them. We and RareGen cannot assure you, however, that we and RareGen will be able to obtain any approvals or actions.
Accounting Treatment
The Merger Transaction will be accounted for using the acquisition method of accounting with Liquidia Technologies considered the acquirer of RareGen. In identifying our company as the acquiring entity, the companies took into account the relative outstanding share ownership, the composition of the governing body of the combined entity, HoldCo, and the designation of certain senior management positions. As a result, the historical financial statements of our company will become the historical financial statements of HoldCo. We will record assets acquired, including identifiable intangible assets, and liabilities assumed from RareGen at their respective fair values at the date of completion of the Merger Transaction. Financial statements of HoldCo after the effective time of the Merger Transaction will reflect such fair values and will not be restated retroactively to reflect the historical financial position or results of operations of RareGen. Any excess of the purchase price over the net fair value of such assets and liabilities will be recorded as goodwill. The results of operations of RareGen will be included in the results of operations of HoldCo beginning on the effective date of the Merger Transaction. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements of HoldCo” beginning on page 77 for more information.
Interests of Certain Directors, Officers and Affiliates of Liquidia and RareGen
When considering the recommendation of our board of directors and its transaction committee with respect to the Merger Agreement and the Merger Transaction contemplated by the Merger Agreement, our stockholders should be aware that certain members of the respective boards of directors and executive officers of our company and RareGen have interests in the Merger Transaction contemplated by the Merger Agreement that may be different from, or in addition to, the interests of our stockholders, generally. Our board of directors took these interests into account in determining the fairness of the Merger Transaction to our stockholders when making its decision to approve and declare the advisability of the Merger Agreement.
Indemnification; Directors’ and Officers’ Insurance
Pursuant to the Merger Agreement, HoldCo will, and will cause us and RareGen to, indemnify the directors and executive officers of our company and RareGen, as described in the section entitled “The Merger Agreement — Indemnification and Insurance” on page 135.
Employment and Compensation
Roger A. Jeffs, Ph.D. and Paul B. Manning, current directors of RareGen, will become Class I and Class III directors of HoldCo, respectively, after the Merger Transaction and will be entitled to receive compensation as directors of HoldCo. Mr. Manning is the manager and sole beneficial owner of PBM Capital Finance, which currently owns 70.65% of RareGen’s common units. Dr. Jeffs is the manager of Serendipity BioPharma LLC, which currently owns 25.00% of RareGen’s common units. Dr. Jeffs and Mr. Manning currently own 18,595 and 1,018,466 shares, respectively, of our common stock through various entities which they control. Contingent and effective upon the closing of the Merger Transaction, the HoldCo board of directors will increase the increased the authorized number of directors from eight to nine and a current director of HoldCo is expected to resign.
The current officers of Liquidia Technologies will retain their same positions and salaries at HoldCo as those currently held at Liquidia Technologies. Scott Moomaw, RareGen’s Chief Operating Officer, will become HoldCo’s Senior Vice President, Commercial after the Merger Transaction. Mr. Moomaw is expected to become Senior Vice President, Commercial of HoldCo effective immediately following the Merger Transaction and will receive, among other benefits, an annual salary and a discretionary annual cash bonus commensurate with our other senior executive officers on Mr. Moomaw’s level, and an incentive stock option grant to purchase shares of HoldCo common stock on his first day of employment, vesting over a four-year period with an exercise price equal to the then-fair market value of HoldCo common stock. Additionally, certain of the other employees of RareGen will become employees of HoldCo after the Merger Transaction. Damian deGoa, RareGen’s Chief Executive Officer, will resign effective as of the closing of the Merger Transaction.
Pursuant to Mr. deGoa’s and Mr. Moomaw’s current employment agreements with RareGen, upon the closing of the Merger Transaction, (i) Mr. deGoa is eligible to receive a one-time bonus equal to four percent of the total amount of cash and the fair market value of other property actually paid to the members of RareGen in their capacity as such in connection with the Merger Transaction, and (ii) Mr. Moomaw is eligible to receive a one-time bonus equal to two percent of the total amount of cash and the fair market value of other property actually paid to the members of RareGen in their capacity as such in connection with the Merger Transaction. The amounts to be paid to Messrs. deGoa and Moomaw due to the consummation of the Merger Transaction are included in the transaction expenses to be paid by RareGen’s members and cannot be calculated until closing. For more information on the transaction bonuses payable to Messrs. deGoa and Moomaw, see the section entitled “Directors and Executive Officers of RareGen: Executive Compensation: Narrative Disclosure to Summary Compensation Table: deGoa and Moomaw Employment Agreements” beginning on page 162.
Dr. Ralph Snyderman, a current Class I director of our company and HoldCo, will resign as a director of our company and HoldCo effective upon the Merger Transaction. Therefore, following completion of the Merger Transaction, the directors of HoldCo will be Dr. Stephen Bloch, Neal F. Fowler, Katherine Rielly-Gauvin, Dr. Joanna Horobin, Roger A. Jeffs, Ph.D., Arthur Kirsch, Paul B. Manning, Dr. Seth Rudnick and Raman Singh. Each director of HoldCo will be entitled to receive compensation as directors of HoldCo, which compensation will be identical to what our directors currently receive for serving as directors of our company. See the section entitled “Directors and Officers of HoldCo Following Completion of the Merger Transaction: Director Compensation” beginning on page 150 for a description of the compensation to be received by HoldCo’s directors.
In connection with the Merger Transaction, on March 9, 2020, our board of directors established a transaction committee comprised of Dr. Stephen Bloch, Neal F. Fowler, Dr. Joanna Horobin, Arthur Kirsch and Dr. Seth Rudnick, with Mr. Kirsch as Chairman. The transaction committee has the authority to, among other things, negotiate the definitive transaction documentation relating to the Merger Agreement subject to the approval of the full board of directors and our stockholders. In recognition of their efforts, Mr. Kirsch will receive $10,000 as compensation for serving as Chairman of the transaction committee and Drs. Bloch, Horobin and Rudnick and Mr. Fowler will each receive $5,000 for their service as members of the transaction committee.
Listing of Shares of HoldCo Common Stock; Delisting and Deregistration of Shares of Liquidia Technologies Common Stock
It is a condition to the completion of the Merger Transaction that the shares of HoldCo common stock to be issued in the Merger Transaction be approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.
If the Merger Transaction is completed, shares of our common stock will no longer be listed on the Nasdaq Capital Market and will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC. Shares of HoldCo common stock will, however, be registered under the Exchange

Act and listed on the Nasdaq Capital Market, and HoldCo will file periodic reports with the SEC as our reporting issuer successor.
Appraisal Rights
Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. The laws of the State of Delaware, which is the state of incorporation and formation of both our company and RareGen, respectively govern whether or not appraisal rights are available in a given merger.
Appraisal rights are not available in all circumstances, and exceptions to these rights are provided under the DGCL. Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Therefore, because our common stock is listed on Nasdaq, and our stockholders will receive in the merger only shares of HoldCo common stock, which will be publicly listed on Nasdaq, holders of our common stock will not be entitled to appraisal rights in the merger with respect to their shares of our common stock.
Under the Delaware Limited Liability Company Act, appraisal rights do not exist except when those rights are specifically provided for in the company agreement or an agreement of merger. Because appraisal rights are not specifically provided for in the Merger Agreement or RareGen’s operating agreement, RareGen members also do not have appraisal rights in connection with the Merger Transaction.

THE MERGER AGREEMENT
This section describes material aspects of the Merger Agreement dated as of June 29, 2020, which we refer to in this proxy statement/prospectus collectively as the Merger Agreement. While we and RareGen believe that this description covers the material terms of the Merger Agreement, this description may not contain all of the information that is important to you. You should read carefully this entire document, and the other documents to which we and RareGen refer, including the Merger Agreement attached to this proxy statement/prospectus as Annex A, for a more complete understanding of the Merger Transaction. The following description is subject to, and is qualified in its entirety by reference to, the Merger Agreement.
Representations and Warranties
The Merger Agreement contains customary representations and warranties of each of us, HoldCo and RareGen relating to, among other things:
•
corporate organization and qualifications;

•
board of director approval of the Merger Agreement, the Merger Transaction and the associated agreements;

•
required filings, consents, permits and compliance with applicable laws;

•
financial statements;

•
absence of certain changes or events;

•
litigation matters; and

•
brokers’ and finders’ fees.

The Merger Agreement also contains customary representations of RareGen related to, among other things:
•
capitalization;

•
lack of undisclosed liabilities;

•
labor and employment matters and employee benefit plans;

•
tax matters;

•
material agreements, contracts and commitments;

•
intellectual property rights and agreements;

•
insurance;

•
real property and leases;

•
environmental matters; and

•
the Promotion Agreement with Sandoz, including RareGen’s receipt of Sandoz’s consent to the Merger Agreement and the Merger Transaction (which was obtained by way of a waiver of its Promotion Agreement termination right upon a change of control of RareGen, subject to the Merger Transaction closing on or prior to December 31, 2020 pursuant to the second amendment to the Promotion Agreement) and the absence of adverse events or adverse drug reactions relating to the products covered by the Promotion Agreement having been reported.

The Merger Agreement also contains customary representations of us and HoldCo related to, among other things:
•
state takeover statutes;

•
Jefferies’ opinion;

•
the lack of any action, agreement, plan or other circumstance, to our knowledge, which would prevent the Merger Transaction from qualifying as an exchange described in Section 351 of the Code;

•
the required stockholder vote to approve the Merger Agreement and the Liquidia Merger; and

•
our SEC filings.

The representations and warranties made by each of us, HoldCo and RareGen will survive the effective date of the Merger Transaction and remain in full force and effect until March 31, 2022. See “— Indemnification” beginning on page 130 for more information. Notwithstanding the foregoing, the representations and warranties in Section 3.1.1 (Organization and Qualification; Subsidiaries), Section 3.3 (Capitalization) Section 3.4 (Authority) and Section 3.10 (Absence of Certain Changes or Events), which are referred to in the Merger Agreement as “Fundamental Representations”, and Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.3 (Authority) and Section 4.15 (Exclusivity of Representations), which are referred to in the Merger Agreement as HoldCo Fundamental Representations, shall survive indefinitely, and the representations and warranties in Section 3.17 (Taxes) shall survive until the date that is 60 days after expiration of the applicable statute of limitations period.
Conduct of RareGen’s Business Prior to Completion of the Merger Transaction
RareGen has agreed that, between the date of the Merger Agreement and the effective time of the Merger Transaction, without our prior written consent, it will conduct its operations in the ordinary course of business, consistent with past practice in all material respects (including paying trade payables in accordance with their respective payment terms) and use commercially reasonable efforts to keep available the services of its current officers, key employees and consultants and to preserve its current relationships with such persons with which it has material business relations as is necessary to preserve substantially intact its business organization.
RareGen has also agreed that it will refrain from directly or indirectly doing, or agreeing to do, any of the following prior to the effectiveness of the Merger Transaction without our prior written consent, which consent, if it is to be given, shall not be unreasonably conditioned, withheld or delayed:
•
amend or otherwise change its certificate of formation, operating agreement or other organizational documents;

•
issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of any membership interests of, or other securities convertible or exchangeable or exercisable for any membership interests or other equity interests in RareGen;

•
sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including intellectual property), except pursuant to existing contracts or commitments or in other limited circumstances;

•
except as set forth on the RareGen disclosure schedule or otherwise expressly permitted, declare, set aside or pay any dividend or other distribution with respect to any of its membership interests;

•
enter into any agreement with respect to the voting of its membership interests;

•
reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire any of its membership interests or other equity interests, except in certain limited circumstances;

•
acquire any interest in any person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice and any other acquisitions for consideration that do not exceed $100,000 in the aggregate;

•
incur any indebtedness or issue any debt securities, or assume, guarantee, endorse or otherwise become responsible for the obligations of any other person, except in certain limited circumstances;

•
enter into, terminate, cancel, modify or request any change in, or agree to enter into, terminate, cancel or modify, any material contract;

•
make or authorize any capital expenditure in excess of its budget as disclosed to us prior to the date of the Merger Agreement, other than those capital expenditures that do not exceed $100,000 in the aggregate;

•
enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under the Merger Agreement;

•
increase the compensation or benefits payable or to become payable to its directors, officers or employees (except for increases in accordance with past practices in salaries or wages of employees that are not across-the-board increases);

•
grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee;

•
establish, adopt, enter into, terminate or amend any benefit plan, including any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable law;

•
take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any benefit plan;

•
make any change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by U.S. generally accepted accounting principles, or GAAP, or by a governmental entity;

•
waive, release, assign, settle or compromise any claims, or any litigation or arbitration, other than with respect to the litigation and claims that are addressed in the litigation funding and indemnification agreement;

•
make any material tax election, change any tax election, settle or compromise any material claim or assessment for taxes, change any method of tax accounting, file any amendment to a previously filed tax return, consent to any extension or waiver of the limitation period applicable to any claim or assessment for material taxes or enter into any closing agreement with respect to any tax or surrender any right to claim a tax refund (excluding any such non-income tax refunds attributable to legislation passed in connection with the coronavirus (COVID-19) pandemic);

•
modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which RareGen is a party;

•
write up, write down or write off the book value of any assets, individually or in the aggregate, for RareGen in excess of $100,000, except in accordance with GAAP;

•
take any action to exempt or make not subject to (A) the provisions of Section 203 of the DGCL or (B) any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any person (other than HoldCo or any subsidiary of HoldCo) or any action taken thereby, which person, entity or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;

•
enter into any agreement or arrangement that limits or otherwise restricts RareGen or any successor thereto from engaging or competing in any line of business or in any location;

•
take any action that is intended or would reasonably be expected to result in any of the conditions to the RareGen Merger set forth herein to not be satisfied; or

•
authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

Notwithstanding the foregoing, it is understood and agreed that at any time prior to the effective time of the Merger Transaction, RareGen may: (i) cause the transfer (including by dividend or distribution) or sweep of cash, cash equivalents or marketable securities of RareGen and its subsidiaries to the RareGen members, with the understanding that RareGen shall satisfy the Minimum Cash Amount as of immediately prior to the closing of the Merger Transaction; and (ii) use any cash, cash equivalents or marketable securities of RareGen in excess of the Minimum Cash Amount to satisfy or discharge any Transaction Expenses or repay any indebtedness of RareGen.

Conduct of Liquidia’s and HoldCo’s Business Prior to Completion of the Merger Transaction
Except as set forth in our disclosure schedule, as may be required by the transactions contemplated by the Merger Agreement or any of the ancillary agreements, we and HoldCo may not, between the date of the Merger Agreement and the earlier of the termination of the Merger Agreement in accordance with its terms and the effective time of the Merger Transaction, directly or indirectly, do, or agree to do, any of the following without the prior written consent of RareGen, which consent will not be unreasonably conditioned, withheld or delayed: (A) adjust, split, combine or reclassify any of our or HoldCo’s capital stock or issue any shares of capital stock other than certain excluded securities, such as option and warrant exercises, or in connection with our July 2020 underwritten public offering of our common stock; (B) declare, set aside, set a Record Date for or pay any dividend or other distribution with respect to our common stock; (C) amend our or HoldCo’s certificate of incorporation or bylaws in any manner that would prohibit or hinder, impede or delay in any material respect the transactions contemplated by the Merger Agreement, the ancillary agreements or our July 2020 public offering; or (D) agree to, or make any commitment to, take or adopt any resolutions of our board of directors or similar governing body in support of, any of the actions prohibited by the Merger Agreement.
Meeting of Stockholders
We are obligated under the Merger Agreement to promptly and duly call, give notice of, and cause to be held, a special meeting of our stockholders for the purposes of adopting the Merger Agreement and approving the Liquidia Merger and any other transactions contemplated by the Merger Agreement, and to hold the meeting on or before the 60th day after the date on which the registration statement, of which this proxy statement/prospectus forms a part, becomes effective. Our board of directors shall recommend that our stockholders vote in favor of the adoption and approval of the Merger Agreement and the Liquidia Merger and shall not withdraw, modify or withhold such recommendation unless the following conditions are all met: (i) we and our representatives are materially complying with the no solicitation covenant; (ii) an unsolicited bona fide written alternative proposal is made to us by a third party and is not withdrawn; (iii) our board of directors, after consultation with our outside counsel, has determined in good faith, after giving effect to all of the adjustments which may be offered by RareGen pursuant to subclause (3) below, that the failure to make a change in recommendation would violate our board of directors’ fiduciary duties under applicable law; and (iv)(1) our board of directors has concluded in good faith, after giving effect to all of the adjustments which may be offered by RareGen pursuant to subclause (3) below, that such alternative proposal constitutes a superior proposal, (2) we have notified RareGen, at least five business days in advance, of our intention to make a change of recommendation in response to such superior proposal (including the identity of the party making such alternative proposal) and furnished to RareGen a written description of the material terms of the superior proposal or an unredacted copy of such written superior proposal, and (3) before making such a change in recommendation, we have, and have caused our financial and legal advisors to, during the period after our delivery of the notice referred to in subclause (2) above, negotiated with RareGen in good faith for a period of up to five business days (to the extent RareGen desires to negotiate) to make such adjustments in the terms and conditions of this Merger Agreement so that such alternative proposal ceases to constitute a superior proposal.
An “alternative proposal” means, other than our July 2020 underwritten public offering, any offer or proposal concerning any (A) merger, consolidation, business combination, or similar transaction involving us or our subsidiaries; (B) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of our company representing 20% or more of the consolidated assets or revenues of our company; (C) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for such securities) representing 20% or more of the voting power of our company; (D) transaction in which any person shall acquire beneficial ownership, or the right to acquire beneficial ownership or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 20% or more of the outstanding voting capital stock of our company, (E) transaction involving a sale, lease, license or other disposition directly or indirectly of any rights with respect to LIQ861 or any assets that are material to the manufacturing, distribution, marketing, promotion or sale thereof or (F) any combination of the foregoing (other than the Merger Transaction).

A “superior proposal” means a bona fide alternative proposal (provided, that for this purpose, references to 20% in the definition of “alternative proposal” shall be deemed to be 50%) made by a third party which does not result in a breach by us of our “no solicitation” covenant in the Merger Agreement, and which, in the good faith judgment of our board of directors, taking into account, to the extent deemed appropriate by our board of directors, the various legal, financial and regulatory aspects of the proposal and the person making such proposal (i) if accepted, is reasonably likely to be consummated and (ii) if consummated would result in a transaction that is more favorable to our stockholders, from a financial point of view, than the transactions contemplated by the Merger Agreement (taking into account any changes to the terms of the Merger Agreement proposed by RareGen in response to such superior proposal or otherwise).
Except if the Merger Agreement is terminated in accordance with its terms, the above obligation to call and hold a meeting of our stockholders is not affected by the commencement, disclosure, announcement or submission of any acquisition proposal, or by any withdrawal, amendment or modification of either party’s board of directors’ recommendation in favor of the Merger Transaction and associated agreements.
Covenants
Liquidia and RareGen
We and RareGen have each agreed, among other things:
•
to cause HoldCo to file, as promptly as practicable after execution of the Merger Agreement, this proxy statement/prospectus with the SEC, and to prepare and file the registration statement of which this proxy statement/prospectus is a part; to use commercially reasonable efforts to respond to any comments from the SEC with respect to the registration statement, this proxy statement/prospectus and any other filings, and to cause the registration statement to be declared effective as promptly as practicable; for us to mail this proxy statement/prospectus to our stockholders as promptly as practicable after the registration statement is declared effective by the SEC; and, pursuant to a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020, for HoldCo to file with the SEC a Registration Statement on Form S-3 as promptly as practicable following the closing of the Merger Transaction to register for resale the shares of HoldCo common stock issuable to RareGen members in the Merger Transaction, and to use reasonable best efforts to cause the resale registration statement to be declared effective by the SEC within 60 days following the closing date;

•
except as may be required pursuant to any confidentiality agreement or similar agreement or arrangement to which we or RareGen may be a party, from the date of the Merger Agreement to the effective time of the Merger Transaction, to provide each other with reasonable access at reasonable times to the other party’s books, records, officers, employees, agents, properties, offices and other facilities and to furnish such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party as the other party may reasonably request (provided, that in each case, such access may be limited to the extent that either party reasonably determines, in light of the coronavirus (COVID-19) pandemic, that such access would jeopardize the health and safety of any person), which information shall be subject to confidentiality obligations currently in place between the parties; provided, that no such information needs to be disclosed if it would jeopardize the attorney-client privilege, would reasonably be expected to result in a loss of trade secret protection or would contravene any applicable law;

•
to use commercially reasonable efforts to comply with all legal requirements with respect to the Merger Transaction, take all appropriate action necessary to complete the transactions contemplated in the Merger Agreement and related agreements, make all filings reasonably determined by the parties to be required by any governmental entity in connection with the Merger Transaction, or respond promptly to any requests by a governmental entity for additional information or documents relating thereto, and provide the other party with communications from governmental entities relating to the transactions contemplated by the Merger Agreement or any ancillary agreement and provide the other party with a reasonable opportunity to review and respond to such communications;

•
to not take any action or enter into any transaction, the effect of which would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by the Merger Agreement;

•
to give any notices to third parties, and use commercially reasonable efforts to obtain any third-party consents: (i) necessary, proper or advisable to complete the transactions contemplated in the Merger Agreement and related agreements; or (ii) required to prevent the occurrence of a material adverse effect on the party;

•
from the date of the Merger Agreement until the effective time of the Merger Transaction, to promptly notify the other party in writing of any pending or threatened action, suit, arbitration or other proceeding or investigation by any governmental entity or any other person challenging or seeking material damages in connection with the Merger Transaction or seeking to restrain or prohibit the completion of the Merger Transaction, which in either case reasonably be expected to have a material adverse effect on RareGen or us prior to the effective time;

•
from the date of the Merger Agreement until the effective time of the Merger Transaction, to promptly notify the other party of (i) the occurrence, or non-occurrence, of any event that would be reasonably likely to cause any condition to the obligations of any party to effect the Merger Transaction and the other transactions contemplated by the Merger Agreement not to be satisfied; or (ii) the failure of the party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to the Merger Agreement which would reasonably be expected to result in any condition to the obligations of the party to effect the Merger Transaction and the other transactions contemplated by the Merger Agreement not to be satisfied;

•
to consult with each other and agree on any press release or public statements about the Merger Transaction and the other transactions contemplated by the Merger Agreement;

•
to provide HoldCo with all information relating to such parties required for use in the Nasdaq listing application covering the shares of HoldCo common stock to be issued in the Merger Transaction;

•
to use respective reasonable best efforts to cause the Liquidia Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Liquidia Merger and the RareGen Merger, taken together, to qualify as an exchange described in Section 351 of the Code;

•
to, for a period beginning at the effective time of the Merger Transaction and ending immediately prior to the first annual meeting of HoldCo stockholders held after the effective time of the Merger Transaction, cooperate and use commercially reasonable efforts to take, or cause to be taken, all actions necessary to maintain a HoldCo board of directors that shall consist of nine directors, two of whom shall be Roger A. Jeffs, Ph.D. and Paul B. Manning,

RareGen
In addition, RareGen has agreed:
•
to cause all trademarks and domain names of RareGen to be assigned by PBM Capital Group to RareGen prior to or after the effective time of the Merger Transaction; and

•
to use reasonable best efforts to pay all Transaction Expenses prior to or at closing.

HoldCo
In addition, HoldCo has agreed:
•
to promptly prepare and submit to Nasdaq a listing application covering the shares of HoldCo common stock to be issued in the Merger Transaction and shall use its commercially reasonable efforts to cause such shares to be approved for listing on the Nasdaq Capital Market, subject to official notice of issuance, before the effective time of the Merger Transaction;

•
with respect to any employee benefit plans of HoldCo in which any director, officer or employee of our company or RareGen will participate as of the effective time of the Merger Transaction, to recognize all service of our or RareGen’s service providers, as the case may be, for purposes of vacation and participation in, but not for purposes of benefit accrual, in any employee benefit plans of HoldCo in which such our or RareGen’s service providers may be eligible to participate after the effective time of the Merger Transaction; and

•
to file, as soon as practicable after the effective time of the Merger Transaction, and in any event within 20 days after the effective time of the Merger Transaction) one or more registration statements on Form S-8 to register the shares of HoldCo common stock issuable with respect to assumed options to purchase shares of our common stock and assumed restricted stock units to acquire shares of our common stock.

Tax Matters
The amount of any taxes for a tax period beginning on or before the closing date and ending after the closing date, which is referred to in the Merger Agreement as the “Straddle Period”, allocable to the portion of the Straddle Period ending on the closing date shall (i) in the case of real and personal property taxes and franchise taxes not based on gross or net income, be equal to the amount of such taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the closing date and the denominator of which is the number of calendar days in the entire Straddle Period and, (ii) in the case of other taxes, be determined as if RareGen filed a separate tax return with respect to such taxes for the portion of the Straddle Period ending at the end of the day on the closing date using a “closing of the books methodology” based on the actual operations of RareGen, but assuming a similar interim closing of the books of any pass-through entity in which RareGen owns an interest and that the tax year of such pass-through entity ended on the closing date, and provided that, in determining the amount of such taxes, any exemptions, allowances or deductions that are calculated on a periodic basis (such as depreciation or amortization deductions) shall be pro-rated in the same manner as described in clause (i).
The Members’ Representative shall, at the expense of the RareGen members, timely prepare and file or cause to be prepared and filed all partnership income tax returns of RareGen for all taxable periods ending on or before the closing date that are due after the closing date. Any income tax deductions of RareGen arising in connection with the transactions contemplated by the Merger Agreement will be reflected in a partnership income tax return of RareGen for the pre-closing period to the extent permitted by applicable law. Prior to the filing of any such tax return, the Members’ Representative shall provide HoldCo with a final draft of such tax return at least 15 business days (after taking into account any applicable extensions) prior to the due date for such tax return, and shall consider in good faith any reasonable comments made by HoldCo. Such tax returns shall be prepared or completed in a manner consistent with prior practice of RareGen, except as otherwise required by law or otherwise agreed to in writing by HoldCo prior to the filing thereof.
For each pre-closing period, (i) RareGen shall, to the maximum extent permitted under applicable law, make a valid election under Section 6221(b) of the Code, which is referred to in the Merger Agreement as the “Audit Opt-Out Election”, on its applicable tax returns and (ii) to the extent an Audit Opt-Out Election is not permitted to be made pursuant to applicable law, RareGen shall timely elect pursuant to Section 6226 of the Code to have any partnership adjustments passed through to the RareGen members or their predecessors-in-interest during the taxable period subject to such adjustment.
After the closing date, the Members’ Representative shall have the exclusive right to represent the interests of RareGen and the RareGen members (at the RareGen members’ expense) in any tax contests that relate solely to partnership income taxes or partnership income tax returns of RareGen for any pre-closing period.
Promotion Agreement Payments
From and after the effective date of the Merger Transaction, if RareGen receives or collects any payments from Sandoz pursuant to the Promotion Agreement which are allocable to any period prior to closing, HoldCo shall cause RareGen to remit such funds to the Members’ Representative no later than April 15, 2021. For purposes of calculating the portion of any Sandoz payment that is allocable to a period prior to closing, the Sandoz payments received by RareGen and attributable to any given calendar month shall be allocated to the period prior to closing as follows: (A) with respect to Sandoz payments that are attributable to any calendar month that expires prior to the closing, 100% shall be allocated to the period prior to closing, and (B) with respect to Sandoz payments that are attributable to any calendar month that commenced prior to the closing but expires after the closing, a fraction of such Sandoz payments shall be allocated to the period prior to closing, the numerator of which is the number of calendar days in the portion of the calendar month ending on the closing date and the denominator of which is the number of calendar days in the entire calendar month.
No Solicitation
Under the terms of the Merger Agreement, we and RareGen each agreed not to take any action directly or indirectly, or authorize or permit any of our or its directors, officers, employees, agents or representatives, or to the extent under our or its control, our or its affiliates, to take any action to:
•
solicit, initiate or knowingly encourage, including by way of furnishing non-public information, or facilitate, to the extent that such party knew or should have known it was facilitating, any alternative proposal or RareGen acquisition proposal, as applicable;

•
enter into any agreement with respect to any alternative proposal or RareGen acquisition proposal, as applicable, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to complete the Merger Transaction or any other transaction contemplated by the Merger Agreement or any ancillary agreement; or

•
participate in discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any alternative proposal or RareGen acquisition proposal, as applicable.

We and RareGen further agreed that upon execution of the Merger Agreement, we and they would cease immediately and cause to be terminated any and all existing discussions or negotiations with any parties conducted up to the execution of the Merger Agreement with respect to an alternative proposal or RareGen acquisition proposal, as applicable. We and RareGen would also promptly request that all confidential information disclosed on our and their behalf in connection with any such discussions or negotiations be returned or destroyed. Furthermore, unless the Merger Agreement has been terminated in accordance with its terms, neither us nor RareGen shall, and we and they shall cause each of our and their respective subsidiaries and representatives not to, execute or enter into any letter of intent, agreement in principle, Merger Agreement, asset or stock purchase or share exchange agreement, option agreement or other contract related to any acquisition proposal or RareGen acquisition proposal, as applicable.
In addition, each of us and RareGen agreed to advise the other party as promptly as practicable, and in no event later than 24 hours, of receiving any inquiry relating to any potential alternative proposal or RareGen acquisition proposal, as applicable, and of the material terms of any proposal or inquiry, including the identity of the person and its affiliates making the proposal, or of any information requested from it or of any negotiations or discussions being sought to be initiated with it. We and RareGen must also furnish to the other party an unredacted copy of any such proposal or inquiry if it is in writing, or a written summary of any such proposal or inquiry if it is not in writing, and must keep the other party reasonably informed on a reasonably prompt basis with respect to any not-insignificant developments with respect to the proposal or inquiry.
If at any time after the date of the Merger Agreement and before the receipt of the affirmative vote of the holders of a majority of the outstanding shares of our common stock, we and/or our representatives receive a bona fide, unsolicited written acquisition proposal that did not result from a breach of the Merger Agreement, we and/or our representatives may engage in negotiations and discussions with, and furnish any information and other access (so long as all such information and access has previously been made available to RareGen or is made available to RareGen before or concurrently with the time such information or access is made available to such person) to, any person making such alternative proposal if, and only if, our board of directors determines in good faith, after consultation with our outside legal and financial advisors, that (i) such alternative proposal constitutes or is reasonably likely to become a superior proposal and (ii) the failure of our board of directors to furnish such information or access or enter into such discussions or negotiations would violate its fiduciary duties under applicable law; but before furnishing any such information, we shall have received from the person making such alternative proposal an executed confidentiality agreement with terms at least as restrictive in all material respects on such person as the confidentiality agreement between us and RareGen, which confidentiality agreement shall not prohibit us from complying with the terms of this “no solicitation” covenant.
Neither the RareGen board of directors nor any committee thereof shall (A) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to us, the approval or recommendation of the RareGen board of directors or such committee of the adoption and approval of the RareGen Merger; (B) other than the RareGen Merger, approve or recommend, or propose publicly to approve or recommend, any RareGen acquisition proposal or (C) other than the RareGen Merger, cause RareGen to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any RareGen acquisition proposal.
A “RareGen acquisition proposal” means any offer or proposal concerning any:
•
merger, consolidation, business combination, or similar transaction involving RareGen;

•
sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, equity exchange, joint venture, or otherwise of assets of RareGen representing 20% or more of the consolidated assets of RareGen;

•
issuance, sale or other disposition of, including by way of merger, consolidation, business combination, equity exchange, joint venture, or any similar transaction, securities, or options, rights or warrants to purchase, or securities convertible into or exchangeable for such securities, representing 20% or more of the voting power of RareGen;

•
a transaction in which any person acquires beneficial ownership, or the right to acquire beneficial ownership or any group has been formed which beneficially owns or has the right to acquire beneficial ownership of 20% or more of the outstanding voting equity of RareGen; or

•
any combination of the foregoing, other than the Merger Transaction contemplated by the Merger Agreement;

provided, however, that any offer or proposal, or agreement or transaction related to an offer or proposal, made or received after the termination of the Merger Agreement concerning any sale or issuance by RareGen of securities in one or more bona fide capital-raising transactions that do not result in any person or group obtaining the right to designate more than one-third of the members of the RareGen board of directors will not constitute an acquisition proposal.
Conditions to the Completion of the Merger Transaction
Closing Conditions of Both Liquidia and RareGen
Our and RareGen’s obligation to complete the Merger Transaction are subject to satisfaction or waiver of the following closing conditions:
•
the registration statement of which this proxy statement/prospectus is a part must be declared effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the registration statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the knowledge of us or RareGen, threatened in writing (and not abandoned or withdrawn) by the SEC;

•
the Liquidia Merger shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock;

•
no domestic or foreign governmental, administrative, judicial or regulatory authority, nor any federal or state court of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or arbitration award or other finding or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits completion of the Liquidia Merger, the RareGen Merger or any other transactions contemplated by the Merger Agreement, and no legal proceeding commenced by a governmental entity and seeking such an order, decree, judgment, injunction or arbitration award or other finding or other order shall be pending;

•
various consents, approvals and authorizations set forth on the RareGen disclosure schedule shall have been obtained;

•
the HSR Act waiting period (together with any extensions thereof) relating thereto shall have expired or been terminated, if applicable;

•
the shares of HoldCo common stock issuable to our stockholders and RareGen members in the Merger Transaction shall have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance;

•
RareGen and the Members’ Representative shall have entered into the litigation funding and indemnification agreement.

Pursuant to a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020, (i) RareGen has waived the requirement in the Merger Agreement that the shares issuable to RareGen members in the Merger Transaction be registered on the registration statement of which this proxy statement/prospectus is a part and (ii) HoldCo has covenanted and agreed to file with the SEC a resale registration statement as promptly as practicable following the closing of the Merger Transaction to register for resale the shares of HoldCo common stock issuable to RareGen members in the Merger Transaction and to use reasonable best efforts to cause such resale registration statement to be declared effective by the SEC within 60 days following the closing date of the Merger Transaction.
Additional Closing Conditions of Liquidia
Our obligation to complete the Merger Transaction is also subject to satisfaction or waiver of the following additional closing conditions:
•
the representations and warranties of RareGen contained in the Merger Agreement shall be true and correct as of June 29, 2020 and the effective time of Merger Transaction as if made as of the effective time of the Merger Transaction, except to the extent that such representations and warranties refer to a specific date, in which case such representations and warranties shall have been true and correct as of such date; provided, however, that this condition shall be deemed to be satisfied so long as any failures of RareGen’s representations and warranties to be so true and correct, in the aggregate, do not constitute a material adverse effect on RareGen as of the effective time of the Merger Transaction;

•
RareGen shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the effective time of the Merger Transaction;

•
RareGen’s services agreement with PBM Capital Group shall be terminated or, by agreement of us, RareGen and PBM Capital Group, amended and restated, in either case as of the effective time of the Merger Transaction;

•
all officers and directors of RareGen shall have resigned from their respective positions with RareGen effective as of, but contingent upon, the effective time of the Merger Transaction;

•
all representatives of RareGen on the Joint Steering Committee pursuant to the Promotion Agreement, other than Scott Moomaw, shall have resigned from such Joint Steering Committee;

•
Sandoz’s consent and waiver to the transactions contemplated by the Merger Agreement shall be in effect and not have been rescinded or conditioned as of the effective time of the Merger Transaction;

•
RareGen’s employment agreement with Damian deGoa, dated September 21, 2018, shall have been terminated prior to the effective time of the Merger Transaction, and RareGen shall not have any severance or bonus obligations pursuant to Mr. deGoa’s employment agreement as of such effective time other than as may be paid in connection with the closing of the Merger Transaction;

•
we shall have closed an underwritten public offering of our common stock in an aggregate amount of at least $50,000,000, which occurred on July 2, 2020;

•
each RareGen member shall have executed and delivered a lock-up agreement in the form attached to the Merger Agreement, as further described below under “— Agreements Entered Into in Connection with the Merger Agreement: Post-Closing Transfer Restrictions”;

•
each of PBM Capital Finance and Serendipity shall have executed a Cooperation Agreement, as further described below under “The Merger Agreement — Agreements Entered Into in Connection with the Merger Agreement” beginning on page 135; and

•
RareGen shall have cash as of the closing of the Merger Transaction equal to at least $1 million.

Additional Closing Conditions of RareGen
RareGen’s obligation to complete the Merger Transaction is also subject to satisfaction or waiver of the following additional closing conditions:
•
the representations and warranties of our company, HoldCo, Liquidia Merger Sub and RareGen Merger Sub contained in the Merger Agreement shall be true and correct as of June 29, 2020 and as of the effective time of the Merger Transaction as if made as of the effective time of the Merger Transaction, except to the extent that such representations and warranties refer to a specific date, in which case such representations and warranties shall have been true and correct as of such date; provided, however, that this condition shall be deemed to be satisfied so long as any failures of our representations and warranties to be so true and correct, in the aggregate, do not constitute a material adverse effect on us as of the effective time of the Merger Transaction;

•
each of our company, HoldCo, Liquidia Merger Sub and RareGen Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the effective time of the Merger Transaction.;

•
we and HoldCo shall have executed and delivered the Cooperation Agreements with PBM Capital Finance and Serendipity; and

•
we shall have taken all necessary action to ensure that the HoldCo board of directors shall consist of nine directors, two of whom shall be Roger A. Jeffs, Ph.D. and Paul B. Manning, as of the effective time of the Merger Transaction.

A material adverse effect with respect to our company is defined in the Merger Agreement as any event, occurrence, fact, condition or change that is, or would reasonably be expected to have, individually or in the aggregate, a materially adverse effect on the business, results of operations or financial condition of our company and our subsidiaries, taken as a whole; provided, however, that this definition shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which we operate; (iii) any changes in financial or securities markets in general (including any fluctuations or changes in the value of currencies and credit markets); (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by the Merger Agreement; (vi) any changes in applicable laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by the Merger Agreement or our July 2020 underwritten public offering, including the effect thereof on relationships with customers, suppliers, vendors, lenders, investors, licensors, collaboration partners or employees; (viii) effects resulting from Hatch-Waxman based litigation relating to LIQ861; (ix) geopolitical conditions (including any trade wars), any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism (including cyber-terrorism); (x) hurricane, flood, tornado, earthquake or other natural disaster or act of God or weather conditions; (xi) any pandemic, epidemic, plague, or other outbreak of illness or public health event; (xii) any failure by us to meet any internal or external projections or forecasts or any decline in the price of our common stock or changes in the trading volume thereof (but excluding, in each case, the underlying causes of such failure or decline, as applicable, which may themselves constitute or be taken into account in determining whether there has been, or would be, a material adverse effect on our company); provided, further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv), (vi), and (ix) through (xi) immediately above shall be taken into account in determining whether a material adverse effect on our company has occurred or would reasonably be expected to occur to the extent (and only to the extent) that such event, occurrence, fact, condition or change has a disproportionate adverse effect on us compared to other participants in the industries in which we conduct our businesses.
A material adverse effect with respect to RareGen is defined in the Merger Agreement as any event, occurrence, fact, condition or change that is, or would reasonably be expected to have, individually or in the aggregate, a materially adverse effect on (a) the business, results of operations or financial condition of RareGen and its subsidiaries, taken as a whole; provided, however, that this definition shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which RareGen operates; (iii) any changes in financial or securities markets in general (including any fluctuations or changes in the value of currencies and credit markets); (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by the Merger Agreement; (vi) any changes in applicable laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by the Merger Agreement, including the effect thereof on relationships with customers, suppliers, vendors, lenders, investors, licensors, collaboration partners or employees; (viii) geopolitical conditions (including any trade wars), any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism (including cyber-terrorism); (ix) hurricane, flood, tornado, earthquake or other natural disaster or act of God or weather conditions; (x) any pandemic, epidemic, plague, or other outbreak of illness or public health event; and (xi) any effects resulting from any litigation and claims subject to the litigation funding and indemnification agreement; provided, further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv), (vi), and (viii) through (x) immediately above shall be taken into account in determining whether a RareGen material adverse effect has occurred or would reasonably be expected to occur to the extent (and only to the extent) that such event, occurrence, fact, condition or change has a disproportionate adverse effect on RareGen compared to other participants in the industries in which RareGen conducts its businesses.
Indemnification
Survival of Representations and Warranties and Covenants
The representations and warranties made by RareGen will survive the effective date of the Merger Transaction and remain in full force and effect until March 31, 2022. Notwithstanding the foregoing, the representations and warranties in Section 3.1.1 (Organization and Qualification; Subsidiaries), Section 3.3 (Capitalization) and Section 3.4 (Authority), which are referred to in the Merger Agreement as “Fundamental Representations”, shall survive indefinitely and the representations and warranties in Section 3.17 (Taxes) shall survive until the date that is 60 days after expiration of the applicable statute of limitations period. Any claims asserted in good faith with reasonable specificity and in writing by notice from the indemnified party to the indemnifying party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.
The representations and warranties of our company, HoldCo, Liquidia Merger Sub and RareGen Merger Sub shall survive the closing and shall remain in full force and effect until March 31, 2022; provided, that the representations and warranties in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.3 (Authority) and 4.15 (Exclusivity of Representations), which are referred to in the Merger Agreement as the “HoldCo Fundamental Representations,” shall survive indefinitely.
All covenants and agreements of the parties contained in the Merger Agreement shall survive the closing indefinitely or for the period explicitly specified therein.
Indemnification by RareGen Members
The RareGen members, severally and not jointly, in proportion to their respective pro rata ownership of RareGen, shall indemnify and defend each of us, HoldCo and our officers, directors, employees, accountants (other than our public accountants), consultants, legal counsel, advisors, agents and other representatives, which group is collectively referred to as the Liquidia Indemnitees, against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all losses incurred or sustained by, or imposed upon, the Liquidia Indemnitees arising out of or resulting from:
•
any inaccuracy in or breach of any of the representations or warranties of RareGen contained in the Merger Agreement or in any certificate or instrument delivered by or on behalf of RareGen pursuant to the Merger Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the closing date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

•
any breach or non-fulfillment of any covenant, agreement or obligation to be performed by RareGen on or before the closing date pursuant to the Merger Agreement;

•
any Indemnified Taxes; or

•
any Transaction Expenses.

Indemnification by HoldCo
HoldCo shall indemnify and defend each RareGen member and their respective directors, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives, which group is collectively referred to as the RareGen Member Indemnitees, against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all losses incurred or sustained by, or imposed upon, the RareGen Member Indemnitees arising out of or resulting from:
•
any inaccuracy in or breach of any of the representations or warranties of our company, HoldCo, Liquidia Merger Sub or RareGen Merger Sub contained in the Merger Agreement or in any certificate or instrument delivered by or on behalf of our company, HoldCo, Liquidia Merger Sub or RareGen Merger Sub pursuant to the Merger Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the closing date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or

•
any breach or non-fulfillment of any covenant, agreement or obligation to be performed by us, HoldCo, Liquidia Merger Sub or RareGen Merger Sub pursuant to the Merger Agreement.

RareGen Indemnification Limitations
Notwithstanding the foregoing, the RareGen members shall not have any liability under the Merger Agreement for any individual direct claim or third party claim if the losses associated therewith are less than $25,000, or the Claim Threshold, and any such losses below such claim threshold shall not be taken into account or aggregated for purposes of determining the applicability of the “Basket” (as defined below). Furthermore, RareGen members shall not be liable to the Liquidia Indemnitees for indemnification described above until the aggregate amount of all losses in respect of indemnification exceeds $200,000, which is referred to as the “Basket” in the Merger Agreement, in which event the RareGen members shall be required to pay or be liable for all such losses in excess of the Basket. Other than losses arising out of or resulting from any inaccuracy in or breach of any Fundamental Representation, indemnified taxes, transaction expenses or arising from fraud, the aggregate amount of all losses for which the RareGen members shall be liable pursuant to the foregoing section shall not exceed $3,700,000, which is referred to as the “Cap” in the Merger Agreement. The aggregate amount of all losses for which the RareGen members shall be liable with respect to the Fundamental Representations and indemnified taxes, when added to any other losses for which RareGen members may be liable thereunder, shall not exceed the value of the merger consideration actually paid to the RareGen members. The aggregate amount of all losses for which each RareGen member shall be liable (other than claims of fraud by such RareGen member) shall not exceed the lesser of (i) such RareGen member’s percentage share of such losses and (ii) the portion of the merger consideration actually received by the RareGen member.
Notwithstanding anything contained herein to the contrary, the Liquidia Indemnitees shall not be entitled to recover any losses (i) relating to any matter arising under one provision of the Merger Agreement to the extent that the Liquidia Indemnitees have already recovered the same losses with respect to such matter pursuant to Article 7 of the Merger Agreement, (ii) for any non-indemnified taxes, (iii) to the extent the matter giving rise to such loss had been reserved or provided for in the RareGen financial statements, (iv) that are contingent unless and until such contingent losses becomes actual losses (so long as the claim for such losses was timely submitted), (v) to the extent the Liquidia Indemnitees failed to mitigate such losses or (vi) for any otherwise indemnifiable losses arising out of any breach of any representation, warranty, covenant or agreement unless a claim therefore is asserted with specificity and in writing by such Liquidia Indemnitee timely in accordance with the Merger Agreement (failing which such claim shall be waived and extinguished). The amount of any loss for which indemnification is provided under the Merger Agreement shall be net of any amounts recovered or recoverable by Liquidia Indemnitees from any third party (including under insurance policies, if any) with respect to such loss. If a Liquidia Indemnitee recovers an amount from a third party in respect of losses that are the subject of indemnification hereunder after all or a portion of such losses have been paid by an indemnifying party pursuant to the Merger Agreement, then the Liquidia Indemnitees shall promptly remit to the indemnifying party the excess (if any) of (i) (A) the amount paid by the indemnifying party in respect of such losses plus (B) the amount received by the Liquidia Indemnitee from a third party in respect thereof over (ii) the full amount of the losses. In the event that a Liquidia Indemnitee has any rights against a third party with respect to any loss that results in a payment by an indemnifying party, such indemnifying party shall be subrogated to such rights to the extent of such payment.
Any losses arising out of or resulting from any inaccuracy in or breach of any representation or warranty shall be determined without regard to any materiality, Liquidia material adverse effect or other similar qualification contained in or otherwise applicable to such representation or warranty.
HoldCo Indemnification Limitations
Notwithstanding the foregoing, HoldCo shall not have any liability under the Merger Agreement for any individual direct claim or third party claim if the losses associated therewith are less than the Claim Threshold and any such losses below such Claim Threshold shall not be taken into account or aggregated for purposes of determining the applicability of the Basket. Additionally, HoldCo shall not be liable to the RareGen Member Indemnitees until the aggregate amount of all losses exceeds the Basket, in which event HoldCo shall be required to pay or be liable for all such losses in excess of the Basket. Other than losses arising out of or resulting from any inaccuracy in or breach of any HoldCo Fundamental Representation (as defined below), the aggregate amount of all losses for which HoldCo shall be liable thereunder shall not exceed the Cap. The aggregate amount of all losses arising out of or resulting from any inaccuracy in or breach of any HoldCo Fundamental Representation for which HoldCo shall be liable, when added to any other losses for which RareGen members may be liable thereunder, shall not exceed the value of the merger consideration actually paid to the RareGen members.
Indemnification Procedures
If any indemnified party receives notice of the assertion or commencement of any action made or brought by a third party against such indemnified party, which is referred to in the Merger Agreement as a “Third Party Claim,” the indemnified party shall give the indemnifying party prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third Party Claim, which notice shall, among other things, describe the Third Party Claim in reasonable detail and include the estimated amount of the loss that has been or may be sustained by the indemnified party. The failure to give such prompt written notice shall not, however, relieve the indemnifying party of its indemnification obligations, except and only to the extent that the indemnifying party is adversely affected (including if the indemnifying party forfeits rights or defenses) by reason of such failure. The indemnifying party shall have the right to participate in, or by giving written notice to the indemnified party, to assume the defense of any Third Party Claim at the indemnifying party’s expense and by the indemnifying party’s own counsel, and the indemnified party shall cooperate in good faith in such defense; provided, that the indemnifying party shall not have the right to defend or direct the defense of any such Third Party Claim that seeks an injunction or other equitable relief against the indemnified parties. The indemnified party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the indemnifying party’s right to control the defense thereof, with the fees and disbursements of such counsel being the expense of the indemnified party subject to certain limited exceptions. If the indemnifying party elects not to compromise or defend such Third Party Claim, fails to promptly notify the indemnified party in writing of its election to defend as provided in the Merger Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the indemnified party may, subject to certain exceptions described below under “Settlement of Third Party Claims”, pay, compromise, defend such Third Party Claim and seek indemnification for any and all losses based upon, arising from or relating to such Third Party Claim. The Members’ Representative and HoldCo shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim.
Settlement of Third Party Claims
The indemnifying party shall not enter into a settlement of any Third Party Claim without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), except as described herein. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the indemnified party and provides, in customary form, for the unconditional release of each indemnified party from all liabilities and obligations in connection with such Third Party Claim and the indemnifying party desires to accept and agree to such offer, the indemnifying party shall give written notice to that effect to the indemnified party. If the indemnified party fails to consent to such firm offer within ten days after its receipt of such notice, the indemnified party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the indemnifying party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the indemnified party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the indemnifying party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the indemnified party has assumed the defense pursuant to the section entitled “Indemnification Procedures” above, it shall not agree to any settlement without the written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed); provided, that such consent shall not be determinative as to whether any indemnified party is entitled to indemnification or the amount of losses relating to such matter.
Direct Claims
Any action by an indemnified party on account of a loss which does not result from a Third Party Claim, which is referred to in the Merger Agreement as a “Direct Claim”, shall be asserted by the indemnified party giving the indemnifying party reasonably prompt written notice thereof, but in any event not later than 30 days after the indemnified party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the indemnifying party of its indemnification obligations, except and only to the extent that the indemnifying party is adversely affected (including if the indemnifying party forfeits rights or defenses) by reason of such failure. Such notice by the indemnified party shall, among other things, describe the Direct Claim in reasonable detail, and shall indicate the estimated amount of the loss, if reasonably determinable, that has been or may be sustained by the indemnified party. The indemnifying party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. If the indemnifying party does not so respond within such 30 day period, the indemnifying party shall be deemed to have rejected such claim, in which case the indemnified party shall be free to pursue such remedies as may be available to the indemnified party on the terms and subject to the provisions of the Merger Agreement.
Payments
A reduction of the number of Holdback Shares shall be the sole recourse and the exclusive remedy for the Liquidia Indemnitees against the RareGen members for satisfaction of the indemnification obligations of the RareGen members pursuant the Merger Agreement, except in the case of any losses arising out of any inaccuracy in or breach of any Fundamental Representation, indemnified taxes, transaction expenses or arising from fraud. The Liquidia Indemnitees shall seek recovery for any losses arising out of any inaccuracy in or breach of any Fundamental Representation, indemnified taxes, transaction expenses or arising from fraud, (a) first, as a reduction of the number of Holdback Shares (to the extent there remains any Holdback Shares available for such reduction), (b) second, at the election of the indemnifying party, from (i) the return of shares of HoldCo common stock issued to the indemnifying party pursuant to the Merger Agreement, or (ii) as an offset to any Net Sales Earnout Shares issuable to the indemnifying party and

(c) third, directly from the RareGen members by wire transfer of immediately available funds. Notwithstanding the foregoing, the Members’ Representative may elect, in its sole discretion, for any losses to be satisfied via wire transfer of immediately available funds in lieu of any reduction to the number of Holdback Shares, return of shares of HoldCo common stock or offset against the Net Sales Earnout Shares.
Any losses payable to a Liquidia Indemnitee pursuant to the indemnification provisions contained in the Merger Agreement shall be satisfied from the RareGen members, severally and not jointly, in proportion to their respective pro rata ownership of RareGen. Additionally, all indemnification payments made under the Merger Agreement shall be treated by the parties as an adjustment to the merger consideration for tax purposes, unless otherwise required by law.
Termination of the Merger Agreement
The Merger Agreement may be terminated, and the Merger Transaction may be abandoned, at any time before the effective time of the Merger Transaction by action taken or authorized by the board of directors of the terminating party or parties, whether before or after the requisite stockholder and member approvals have been obtained, under the following circumstances:
•
by mutual written consent of us and RareGen;

•
by either us or RareGen if the Merger Transaction has not been completed by December 31, 2020, although such right to terminate the Merger Agreement shall not be available to any party whose failure to fulfill any obligation in the Merger Agreement has been the principal cause of, or resulted in, the failure of the Merger Transaction to occur on or before December 31, 2020;

•
by either us or RareGen if a governmental entity has issued a final and non-appealable order, decree or ruling or taken any other action which has the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and related agreements;

•
by either us or RareGen, if our stockholders have not adopted the Merger Agreement and approved the Merger Transaction at the special meeting (provided, that we are otherwise in compliance with certain related covenants required by the Merger Agreement);

•
by us, if our board of directors determines to accept a superior proposal, but only after we (i) provide RareGen with not less than five business days’ notice of our determination to accept such superior proposal, including all material terms thereof and (ii) fulfill our obligations in the Merger Agreement upon such termination;

•
by us (provided we are not then in material breach of any representation, warranty, covenant or other agreement contained therein) if RareGen materially breaches any representation or warranty set forth in the Merger Agreement or fails to perform any of RareGen’s covenants set forth in the Merger Agreement and such breach or failure to perform is not cured by RareGen within 30 days following receipt by RareGen of our written notice of such breach or failure;

•
by RareGen (provided RareGen is not then in material breach of any representation, warranty, covenant or other agreement contained therein) if we materially breach any representation or warranty set forth in the Merger Agreement or fails to perform any of our covenants set forth in the Merger Agreement and such breach or failure to perform is not cured by us within 30 days following receipt by us of RareGen’s written notice of such material breach or failure; or

•
by RareGen, if our board of directors shall have made a change in recommendation to our stockholders following the receipt of a superior proposal.

Termination Fee
In the event the Merger Agreement is terminated by (i) us on account of our acceptance of a superior proposal or (ii) RareGen, if our board of directors shall have made a change in recommendation to our stockholders following the receipt of a superior proposal, then, in the case of a termination by us pursuant to (i), we shall pay to RareGen by wire transfer a one-time termination fee equal to $7.5 million immediately before and as a condition to such termination, and in the case of a termination by RareGen pursuant to (ii), within two business days after the date of such termination.

Other Expenses
Except as provided above, whether or not the Merger Transaction is completed, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring the fees or expenses, except that all Transaction Expenses shall be paid by RareGen.
Indemnification and Insurance
HoldCo has agreed to indemnify and hold harmless all past and present directors and officers of our company and RareGen to the same extent such persons are indemnified as of the date of the Merger Agreement for acts and omissions occurring prior to the effective time of the Merger Transaction and to indemnify such persons for acts and omissions occurring in connection with the approval of the Merger Agreement and the completion of the Merger Transaction.
In addition, for not less than six years from and after the effective time of the Merger Transaction, HoldCo agrees to, and to cause us and RareGen post-closing to, indemnify and hold harmless all past and present directors, officers and employees of our company and RareGen to the same extent such persons are indemnified as of the date of the Merger Agreement by us and RareGen, as applicable, pursuant to our and RareGen’s governance documents and indemnification agreements in existence on the date of the Merger Agreement, with any directors, officers and employees of us and RareGen, as applicable, for acts or omissions occurring at or prior to the effective time; provided, however, that HoldCo agrees to, and to cause us and RareGen post-closing to, indemnify and hold harmless such persons to the fullest extent permitted by law for acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the transactions contemplated thereby.
Furthermore, RareGen shall: (i) obtain as of the effective time of the Merger Transaction “tail” insurance policies with a claims period of six years from and after the effective time, that provides coverage for events occurring prior to the effective time, that is substantially equivalent to RareGen’s existing policies. HoldCo shall, and shall cause us and RareGen post-closing to, maintain such policy in full force and effect, and continue to honor the obligations thereunder. The obligations under the Merger Agreement shall not be terminated or modified in such a manner as to adversely affect any indemnitee (or such indemnitee’s heirs, successors or assigns) to whom this provision of the Merger Agreement applies without the consent of such affected indemnitee (or such indemnitee’s heir, successor or assign), it being expressly agreed that the indemnitees (and such indemnitees’ heirs, successors and assigns) to whom this provision of the Merger Agreement applies shall be third-party beneficiaries of this provision.
Amendment and Waiver
The Merger Agreement may be amended in writing by the parties by action of their respective boards of directors at any time prior to the effective time of the Merger Transaction; provided that after obtaining our stockholders’ approval of the Merger Transaction, no amendment, which by any applicable law or rule requires further approval of such stockholders, shall be made without obtaining such further approval.
If a material change is made to the Merger Agreement or a material condition to the Merger Transaction is waived, we will resolicit proxies from our stockholders.
At any time prior to the effective time of the Merger Transaction, any party to the Merger Agreement may (i) extend the time of the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained in the Merger Agreement.
Agreements Entered Into in Connection with the Merger Agreement
Cooperation Agreements
At the time of execution of the Merger Agreement on June 29, 2020, we and HoldCo entered into a separate Cooperation Agreements with each of (i) PBM Capital Finance and PD Joint Holdings and

(ii) Serendipity, which we refer to individually as a New Company Investor and collectively as the New Company Investors. The Cooperation Agreement entered into with PBM Capital Finance and PD Joint Holdings is referred to herein as the PBM/PD Cooperation Agreement and the Cooperation Agreement entered into with Serendipity is referred to herein as the Serendipity Cooperation Agreement, and they are together referred to as the Cooperation Agreements.
Pursuant to the Cooperation Agreements, prior to the effectiveness of the Merger Transaction, but conditioned on the closing of the Merger Transaction, HoldCo’s board of directors agreed to take all necessary actions to increase the authorized number of directors from eight to nine and appoint Roger A. Jeffs, Ph.D. and Paul B. Manning as a Class I and Class III director of HoldCo, respectively, for terms expiring at HoldCo’s 2022 and 2021 annual meetings of stockholders, respectively, and until their successors are elected and qualified, or until such director’s earlier resignation, removal or death. Prior to the closing date of the Merger Transaction, Ralph Snyderman a current Class I director of our company and HoldCo, will resign, conditional and effective upon the closing date, and Dr. Jeffs and Mr. Manning will fill the vacancies created by this resignation and the increase in authorized number of directors, respectively. The size of the board of directors of HoldCo shall not exceed nine directors during the Cooperation Period (as defined below) unless at least two-thirds of the members of the board of directors approve an increase in the size of the board. Subject to any applicable corporate governance documents of HoldCo, and applicable stock exchange rules, concurrently upon appointment to the board of directors, (A) Dr. Jeffs shall be appointed to the Compensation Committee and (B) Mr. Manning shall be appointed to the Nominating and Corporate Governance Committee and, in each case, HoldCo agrees to maintain such committee appointments during the term of the applicable Cooperation Agreement, as long as each such director (or, as applicable, their Replacement Designee (as defined below)) continues to serve on the HoldCo board of directors.
Pursuant to the Cooperation Agreements, during the Cooperation Period, as long as the New Company Investor owns at least 66% of the shares of HoldCo common stock held on the date of closing of the Merger Transaction (and subject to adjustment for stock splits, reclassifications, combinations, buybacks or similar transactions), which amount is referred to as the “Ownership Minimum,” and in the event that any new director appointed pursuant to the applicable Cooperation Agreement, referred to therein as a “New Director” (or any Replacement Designee, as applicable) becomes unwilling or unable to serve as a director and ceases to be a director, resigns as a director or is removed as a director, or for any other reason fails to serve or is not serving as a director at any time prior to the end of the Cooperation Period, then such New Company Investor shall be entitled to designate, subject to the approval (not to be unreasonably withheld) of the applicable committee of the HoldCo board of directors, a candidate for replacement of such New Director, which replacement is referred to in the Cooperation Agreements as a “Replacement Designee”. Any Replacement Designee shall qualify as an independent director of HoldCo under applicable rules of the SEC, the rules of any stock exchange on which HoldCo is traded and applicable governance policies of HoldCo. Following the approval of a candidate for Replacement Designee by the applicable committee of the HoldCo board of directors, the HoldCo board of directors shall promptly appoint such Replacement Designee to the HoldCo board of directors. Upon his or her appointment to the HoldCo board of directors, such Replacement Designee shall be deemed a “New Director” for all purposes under each Cooperation Agreement.
Pursuant to the Cooperation Agreements, the New Company Investors and their affiliates have each agreed to, among other things, subject to certain limited exceptions described below, during the period commencing on the date of the Merger Agreement and expiring on the later to occur of (x) the one-year anniversary of the date on which the New Director or any Replacement Designee affiliated with such New Director no longer serves on the HoldCo board of directors; or (y) the three-year anniversary of the closing date of the Merger Transaction, which is referred to as the Cooperation Period, (A) vote all our common stock or HoldCo common stock beneficially owned, directly or indirectly, by the New Company Investors (i) in favor of the slate of directors recommended by our board of directors or HoldCo board of directors, (ii) against the election of any nominee for director not approved, recommended and nominated by our board of directors or HoldCo board of directors for election at any such stockholder meeting and (iii) in accordance with our board of directors’ or HoldCo board of directors’ recommendation with respect to any other matter presented at such stockholder meeting; and (B) (iv) not institute, solicit, join or assist in any litigation, arbitration or other proceeding against or involving us, HoldCo or any of our or their respective current or former directors or officers (including derivative actions) or affiliates, subject to certain limited exceptions. Notwithstanding the foregoing, the New Company Investors are permitted to vote in their sole discretion with respect to any proposals relating to (i) an “Extraordinary Transaction” (such as a merger or other acquisition of our company or HoldCo) requiring a vote of our or HoldCo’s stockholders or (ii) amendments to our or HoldCo’s certificate of incorporation, bylaws or other governing documents which materially diminish stockholder rights.
Additionally, each New Company Investor has agreed, among other things, during the Cooperation Period, not to, without the prior written consent of our or HoldCo’s board of directors, as applicable, and subject to certain limited exceptions: (i) (1) acquire, directly or indirectly, any securities or assets of our company or HoldCo such that after giving effect to any such acquisition, such New Company Investor or any of its affiliates holds an aggregate basis in excess of 20% of the then outstanding common stock of our company or HoldCo, as applicable, which ownership cap may be increased only by the affirmative vote of a majority of the board of directors of our company or HoldCo, as applicable, (2) acquire any interest in any indebtedness of our company or HoldCo, as applicable, (3) acquire any asset or business of our company or HoldCo, as applicable, or any right or option to acquire any such asset or business of our company or HoldCo, as applicable; or (4) participate or cause any merger, acquisition, disposition of all or substantially all of the assets of our company or HoldCo, as applicable, or other business combination involving our company or HoldCo, as applicable, requiring a vote of stockholders of our company or HoldCo, as applicable; (ii) (1) nominate or recommend for nomination a person for election to our or HoldCo’s board of directors, as applicable, or take any action in respect of the removal of any director; (2) knowingly seek or encourage any person to submit any nomination in furtherance of a contested solicitation or take any other action in respect of the election or removal of any director; (3) submit or encourage the submission of any stockholder proposal for consideration at, or bring any other business before, a stockholder meeting; (4) request, encourage or participate in a request to call a stockholder meeting, (5) publicly seek to amend any governing document of our company or HoldCo, as applicable, (6) seek to change or knowingly influence control of our or HoldCo’s board of directors, as applicable, or our management or HoldCo, as applicable, or (7) take any action similar to the foregoing with respect to any subsidiary of our company or HoldCo; or (iii) solicit any proxy, consent or other authority to vote of stockholders or conduct any other referendum with respect to, or from the holders of, our or HoldCo’s common stock, as applicable, or become a participant in, or knowingly assist, advise, initiate, encourage or influence any person (other than us or HoldCo) in, any solicitation of any proxy, consent or other authority to vote any common stock; (iv) (1) grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in our or HoldCo’s proxy card for any stockholder meeting) or (2) deposit or agree or propose to deposit any securities of our company or HoldCo in any voting trust or similar arrangement, or subject any securities of our company or HoldCo to any agreement or arrangement with respect to the voting of such securities (including a voting agreement or pooling arrangement); (v) knowingly encourage, advise or influence any person, or knowingly assist any person in so encouraging, advising or influencing any person, with respect to the giving or withholding of any proxy, consent or authority to vote any common stock or in conducting any referendum; (vi) form, join, knowingly encourage the formation of or in any way participate in any partnership, limited partnership, syndicate or group with respect to any common stock (other than a group that includes all or some of the New Company Investors, but does not include any other entities or persons that are not New Company Investors as of the date of the Cooperation Agreement; (vii) make or publicly advance any request or submit any proposal to amend, modify or waive any provision of the Cooperation Agreement, or take any action challenging the validity or enforceability of any provision of or obligation arising under the Cooperation Agreement; (viii) (1) make a request for a list of our or HoldCo’s stockholders or for any books and records of our company or HoldCo whether pursuant to Section 220 of the DGCL or otherwise or (2) engage any private investigations firm or other person to investigate any of Liquidia’s or HoldCo’s directors or officers; (ix) make any public proposal with respect to, any material change in the capitalization, stock repurchase programs and practices, capital allocation programs and practices or dividend policy of our company or HoldCo; (x) take any action that could reasonably be expected to require the New Company Investors, our company, HoldCo or any of our or its subsidiaries or any other person to make a public announcement or disclosure regarding the Cooperation Agreement (other than the press release contemplated therein and related Current Report on Form 8-K); or (xi) enter into any discussion, negotiation, agreement, arrangement or understanding concerning any of the foregoing (other than the Cooperation Agreement) or knowingly assist, encourage, solicit, seek or seek to cause any person to undertake any action inconsistent with this paragraph.

The parties have agreed to a mutual non-disparagement provision during the Cooperation Period, subject to certain exceptions. The Cooperation Agreements will each terminate at the end of the Cooperation Period unless otherwise mutually agreed in writing by each party. Additionally, the standstill and board composition and other governance obligations of the New Company Investors shall terminate in the event that we or HoldCo, as applicable, materially breach our or its obligations to the New Company Investors and such breach (if capable of being cured) has not been cured within 30 calendar days following written notice of such breach from the New Company Investors, or, if impossible to cure within 30 calendar days, we or HoldCo, as applicable, have not taken substantive action to correct within 30 calendar days following written notice of such breach from the New Company Investors.
Support Agreements
In connection with the execution of the Merger Agreement, Neal Fowler, Canaan VIII L.P., Eshelman Ventures, LLC and Fredric N. Eshelman and certain other large institutional investors of our company, collectively referred to as the Supporting Stockholders, have entered into separate irrevocable Support Agreements with us, HoldCo and RareGen.
Pursuant to the Support Agreements, the Supporting Stockholders have agreed to, among other things, to the extent permitted by applicable law, rule or regulation, vote all of our common stock owned by them (i) in favor of the adoption and approval of the Merger Agreement, the Liquidia Merger and the consummation of the Merger Transaction and the transactions contemplated therein, and the other related ancillary agreements at every meeting of the stockholders of our company at which such matters are considered and at every adjournment or postponement thereof; and (ii) against (1) any “takeover proposal” (as defined below) with respect to our company or HoldCo, (2) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of our company under the Merger Agreement or of the Supporting Stockholder under the Support Agreement and (3) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the transactions contemplated in the Merger Agreement and the other ancillary agreements or the fulfillment of each party’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of our capital stock (including any amendments to our or HoldCo’s organizational documents).
A “takeover proposal” means, with respect to our company or HoldCo, an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any person or group relating to any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement), involving any: (a) direct or indirect acquisition of assets of such party thereto or its subsidiaries (including any voting equity interests of subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of such party and its subsidiaries’ consolidated assets or to which 15% or more of such party’s and its subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of such party thereto or any of its subsidiaries whose business constitutes 15% or more of the consolidated net revenues, net income, or assets of such party and its subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of such party thereto; (d) merger, consolidation, other business combination, or similar transaction involving such party thereto or any of its subsidiaries, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated net revenues, net income, or assets of such party and its subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of such party thereto or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 15% or more of the consolidated net revenues, net income, or assets of such party and its subsidiaries, taken as a whole; or (f) any combination of the foregoing.
The Supporting Stockholders have appointed HoldCo and any officer of HoldCo as their proxy and attorney-in-fact, with full power of substitution and resubstitution to vote during the term of the Support Agreement, in the event that either (i) the Supporting Stockholders breach any of its obligations under the

Support Agreement, or (ii) the Supporting Stockholders fail to vote as to matters described above. The proxy and power of attorney granted by each Supporting Stockholder is irrevocable during the term of the Support Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by the Supporting Stockholder with respect to the shares of our common stock held by such Supporting Stockholder. The power of attorney granted by the Supporting Stockholder therein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of the Supporting Stockholder. The proxy and power of attorney granted thereunder shall terminate upon the termination of the Support Agreement.
To the extent applicable, the Supporting Stockholders also (i) waive, and agree not to assert or perfect, any rights of appraisal or rights to dissent from the Merger Transaction that the Supporting Stockholder may have by virtue of ownership of the shares of our common stock and (ii) agree (A) not to commence or participate in and (B) to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against us, HoldCo, Liquidia Merger Sub, RareGen, RareGen Merger Sub or any of their respective affiliates relating to the negotiation, execution or delivery of the Support Agreement or the Merger Agreement or the consummation of the transactions contemplated thereby, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of the Support Agreement or the Merger Agreement or (2) alleging a breach of any fiduciary duty of our board of directors in connection with the Support Agreement, the Merger Agreement or the transactions contemplated thereby.
In addition, Mr. Fowler, Canaan VIII L.P. and Eshelman Ventures, LLC and Mr. Eshelman have agreed not to transfer any of their shares of our common stock, and each Supporting Stockholder has agreed not to deposit any such shares into a voting trust or enter into a voting agreement or arrangement with respect to such shares and not to grant a proxy or power of attorney in respect of such shares until the termination date of the Support Agreement.
The Support Agreements will terminate upon the earlier of (i) the consummation of the Merger Transaction and (ii) the date on which the Merger Agreement is validly terminated in accordance with its terms.
As of the date of this proxy statement/prospectus, the Supporting Stockholders collectively hold and are entitled to vote in the aggregate approximately 34.5% of the issued and outstanding shares of our common stock entitled to vote at the special meeting of our stockholders.
Litigation Funding and Indemnification Agreement
Prior to the effective time of the Merger Transaction, RareGen will enter into the litigation funding and indemnification agreement with the Members’ Representative pursuant to which, in the event the financing agreement is terminated or otherwise rendered non-operable by failure of either party thereto or by operation of law or in the event Henderson is no longer required to, or fails to timely, make payments to RareGen pursuant to the financing agreement, the Members’ Representative will make payments to or on behalf of RareGen to be used by RareGen exclusively for the payment of counsel fees and litigation expenses incurred in connection with the UTC/Smiths Medical litigation described under “RareGen’s Business: Legal Proceedings and Related Agreements” beginning on page 76. In consideration for making such payments to or on behalf of RareGen, the Members’ Representative is entitled to an amount equal to the litigation proceeds actually received by RareGen or any of its affiliates in connection with the UTC/Smiths Medical litigation, less any and all amounts payable to Henderson pursuant to the financing agreement and all litigation expenses and counsel fees then payable by the Members’ Representative pursuant to the litigation funding and indemnification agreement and for which RareGen has not been reimbursed for pursuant to the litigation funding and indemnification agreement. If there are no litigation proceeds (after deducting any amounts payable to Henderson pursuant to the financing agreement), then no amount shall be payable to the Members’ Representative, and if there are litigation proceeds but they are less (after deducting any amounts payable to Henderson pursuant to the financing agreement) than the amount necessary to pay the Members’ Representative the entirety of its share, RareGen shall not be obligated to pay the difference to the Members’ Representative. In the event that RareGen is required under the financing agreement to pay any litigation proceeds into a lockbox account, escrow account or other similar restricted account, then no portion of such litigation proceeds shall become payable to the Members’ Representative pursuant to the litigation funding and indemnification agreement unless and until such funds are released to RareGen from such lockbox account, escrow account or other restricted account.
The Members’ Representative has agreed to indemnify RareGen and its affiliates from any losses and fees incurred in connection with (i) any claim of United Therapeutics or Smiths Medical or any other party against RareGen or its affiliates in connection with or resulting in any way from the UTC/Smiths Medical litigation, or (ii) any breach by the Members’ Representative of the terms of the litigation funding and indemnification agreement. RareGen has agreed to indemnify the Members’ Representative and its affiliates from any losses and fees incurred in connection with any breach by RareGen of the terms of the litigation funding and indemnification agreement.
Post-Closing Transfer Restrictions
In connection with the Merger Transaction, each current RareGen member receiving HoldCo common stock in exchange for their RareGen common units agreed that, without the prior written consent of HoldCo, as applicable, it will not, subject to limited exceptions, among other things, offer, sell, contract to sell, pledge, or otherwise dispose of, or to enter into any hedging or swap transaction with respect to, any shares of HoldCo common stock acquired at the closing of the Merger Transaction for a period ending six months after the closing date of the Merger Transaction.
A lock-up agreement will be entered into and effective on the closing date of the Merger Transaction. RareGen members will not enter into a lock-up agreement for any shares of HoldCo common stock acquired after the closing date of the Merger Transaction, such as upon the acquisition of Holdback Shares or Net Sales Earnout Shares.
The foregoing does not prohibit transfers or dispositions by current RareGen members:
•
with the prior written consent of HoldCo;

•
as a transfer pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction involving a change of control of HoldCo;

•
as a distribution to limited partners, members or stockholders of a holder of HoldCo common stock;

•
as a transfer by a business entity to another business entity so long as the transferee controls or is under common control with the holder, such as the proposed post-closing transfer of shares of HoldCo common stock from PBM Capital Finance to PD Joint Holdings;

•
as a transfer to a legal representative, heir, beneficiary or a member of the holder’s immediate family;

•
as a transfer to any trust for the direct or indirect benefit the holder or the immediate family of the holder and/or charitable organizations;

•
as a bona fide gift, including pursuant to a domestic order or a negotiated divorce settlement, or estate or intestate succession; or

•
as a transfer by operation of law, including pursuant to a court or regulatory agency order, a qualified domestic relations order or in connection with a divorce settlement.

Unless a transfer or disposition is made with the written consent of HoldCo, the permitted transfers and dispositions described above may not be made by any current RareGen member unless (i) the transfer or disposition does not result in any public disclosure or filing under the Exchange Act reporting a reduction in beneficial ownership of shares of common stock being required or voluntarily made during the applicable lock-up period and (ii) the transferee of each such shares agrees to be bound by the lock-up agreement.
For the avoidance of doubt, the lock-up agreement shall not apply to shares of HoldCo common stock, or any derivative securities of our company or HoldCo, which are beneficially owned before or following the date of the applicable lock-up agreement, other than the particular shares subject to the lock-up agreement.

Moomaw Employment
Scott Moomaw, RareGen’s Chief Operating Officer, is expected to become Senior Vice President, Commercial of HoldCo effective immediately following the Merger Transaction and will receive, among other benefits, an annual salary and a discretionary annual cash bonus commensurate with our other senior executive officers on Mr. Moomaw’s level, and an incentive stock option grant to purchase shares of HoldCo common stock on his first day of employment, vesting over a four-year period with an exercise price equal to the then-fair market value of HoldCo common stock.
Required Vote; Board Recommendation
To approve this Proposal 1, if a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must equal a majority of the shares outstanding. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have the same effect as a vote “AGAINST” this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the Merger Agreement and the Liquidia Merger.
UPON THE RECOMMENDATION OF THE LIQUIDIA TECHNOLOGIES BOARD OF DIRECTORS, THE LIQUIDIA TECHNOLOGIES BOARD OF DIRECTORS RECOMMENDS THAT LIQUIDIA TECHNOLOGIES STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE LIQUIDIA MERGER.

DIRECTORS AND OFFICERS OF HOLDCO FOLLOWING COMPLETION OF THE MERGER TRANSACTION
HoldCo’s bylaws, which are substantially identical to our amended and restated bylaws, provide that the authorized number of directors of HoldCo shall not be less than three nor more than 11. Eight directors are currently serving on our and HoldCo’s board of directors, consisting of Dr. Stephen Bloch, Neal F. Fowler, Katherine Rielly-Gauvin, Dr. Joanna Horobin, Arthur Kirsch, Dr. Seth Rudnick, Raman Singh and Dr. Ralph Snyderman. The HoldCo board of directors is authorized to increase or decrease the total number of directors within the limitations prescribed by HoldCo’s bylaws.
Directors
Drs. Bloch, Horobin, Rudnick and Snyderman, Ms. Rielly-Gauvin and Messrs. Fowler, Kirsch and Singh, all of whom are current Liquidia Technologies directors, were appointed as HoldCo directors on June 28, 2020 in connection with the formation of HoldCo. Effective and contingent upon the consummation of the Merger Transaction, the HoldCo board of directors will increase the authorized number of directors from eight to nine. Upon the completion of the Merger Transaction, Dr. Ralph Snyderman has agreed to resign from the boards of directors of our company and HoldCo and Dr. Jeffs and Mr. Manning will be appointed as directors of HoldCo. As such, post-closing, the HoldCo board of directors will be comprised of nine members, consisting of Drs. Bloch, Horobin, Jeffs and Rudnick, Ms. Rielly-Gauvin and Messrs. Fowler, Kirsch, Manning and Singh.
Classified Board
HoldCo’s bylaws and certificate of incorporation divides the HoldCo board of directors into three classes with staggered three-year terms. At the 2019 annual meeting of stockholders, our stockholders elected Drs. Bloch and Snyderman as Class I directors, and in September 2019 our board of directors appointed Dr. Horobin as a Class I director, with a term expiring at the 2022 annual meeting of stockholders. At the 2020 annual meeting of stockholders, our stockholders elected Ms. Rielly-Gauvin, Dr. Rudnick and Mr. Singh as Class II directors with a term expiring at the 2023 annual meeting of stockholders. Messrs. Fowler and Kirsch are current Class III directors of our company with a term expiring at the 2021 annual meeting of stockholders. In forming HoldCo, the current Liquidia Technologies classifications were incorporated. Upon the closing of the Merger Agreement, Dr. Jeffs and Mr. Manning will be appointed as Class I and Class III directors, respectively, to fill the vacancies caused by the increase in authorized number of directors and the resignation of Dr. Snyderman, respectively. Pursuant to the HoldCo certificate of incorporation and bylaws, no one class of directors is to have more than one director more than any other class of directors. At each succeeding annual meeting of HoldCo stockholders, directors will be elected for a full three-year term to succeed the directors of the class whose terms expire at such annual meeting.
CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2021 ANNUAL MEETING
The following contains certain information about those directors (in Mr. Manning’s case, effective following the closing of the Merger Transaction) whose terms do not expire until HoldCo’s 2021 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the HoldCo board of directors to determine that the directors should serve as one of HoldCo’s directors. The age of each director as of August 31, 2020 is set forth below.
Name	Age	Principal Occupation and Business Experience
Neal F. Fowler	58	Mr. Fowler has been our Chief Executive Officer and a member of our board of directors since March 2008 and HoldCo’s Chief Executive Officer and a member of HoldCo’s board of directors since its formation in June 2020. Mr. Fowler also served as chief executive officer of Envisia Therapeutics, Inc., a biotechnology company and former subsidiary of our company, or Envisia, from November 2013 until March 2015, and as a director of Envisia from November 2013 until November 2017.

Name	Age	Principal Occupation and Business Experience
		Mr. Fowler served as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from June 2010 until August 2018. From June 2006 to March 2008, Mr. Fowler served as president of Centocor, Inc., a subsidiary of Johnson & Johnson, which focused on the development and commercialization of industry leading biomedicines used to treat chronic inflammatory diseases. From July 2004 to June 2006, Mr. Fowler was the president of Ortho McNeil Neurologics, Inc., a company focused exclusively on providing solutions that improve neurological health, and from October 2001 to July 2004, he was the vice president of the central nervous system business of Ortho McNeil Janssen Pharmaceuticals, Inc. From June 1988 to October 2001, Mr. Fowler held a variety of sales, marketing and business development roles at Eli Lilly and Company in the pharmaceutical and medical device divisions. Mr. Fowler graduated from the University of North Carolina — Chapel Hill, or UNC, with a Bachelor of Science in Pharmacy and holds a Master of Business Administration from UNC. We believe Mr. Fowler is qualified to serve on the HoldCo board of directors due to his extensive and broad range of experience in business and healthcare product development, including previous experience growing companies in the pharmaceutical industry.
Arthur Kirsch	68	Mr. Kirsch has been a member of our board of directors since September 2016, the Chairperson of our Audit Committee since its formation in August 2016 and a member of our Compensation Committee since May 2019. Additionally, Mr. Kirsch has been a member of the HoldCo board of directors, the Chairperson of HoldCo’s Audit Committee and a member of HoldCo’s Compensation Committee since HoldCo’s formation in June 2020. From May 2004 until February 2016, Mr. Kirsch served as a director of POZEN Inc. (Nasdaq: POZN). Mr. Kirsch served as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from February 2016 until May 2019. Mr. Kirsch is currently a director of Kadmon Corporation (NYSE: KDMN), a position he has served in since May 2019. From August 2015 until October 2016, Mr. Kirsch served as a director of Immunomedics, Inc. (Nasdaq: IMMU). From June 2005 until April 2020, Mr. Kirsch served as the managing director and senior advisor, as well as global head of medical devices and diagnostics, of GCA Global, LLC, a global investment banking firm. From May 1994 to May 2004, he served as executive vice president, head of research at Vector Securities, LLC, a brokerage firm. From February 1990 to May 1993, Mr. Kirsch served as president of Natwest Securities Limited, a brokerage firm. From June 1979 to February 1990, Mr. Kirsch worked at Drexel Burnham Lambert, Inc., an investment banking firm, where he held the position of executive vice president, head of equity division. Mr. Kirsch graduated from the University of Rhode Island with a Bachelor of Science and also holds a Master of Business Administration from Baruch College. We believe Mr. Kirsch is qualified to serve on the HoldCo board of directors due to his business and financial expertise and his experience serving on the boards of directors of several public pharmaceutical and life sciences companies.

Name	Age	Principal Occupation and Business Experience
Paul B. Manning	64	As a condition to closing the Merger Transaction, pursuant to the Merger Agreement and PBM/PD Cooperation Agreement, Mr. Manning will be appointed as a member of the HoldCo board of directors and the HoldCo Nominating and Corporate Governance Committee effective upon closing of the Merger Transaction. Since 2010, Mr. Manning has served as the Chairman and Chief Executive Officer of PBM Capital Group, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded. Prior to that, Mr. Manning founded PBM Products in 1997, a producer of infant formula and baby food, which was sold to Perrigo Corporation in 2010. Mr. Manning has served as a director of Verrica Pharmaceuticals, Inc. (Nasdaq: VRCA) since December 2015. Within the past five years, Mr. Manning previously served on the board of directors of Dova Pharmaceuticals, Inc. and AveXis, Inc. Mr. Manning has also served as a director of RareGen since August 2018 and also serves as a director of other private companies. Mr. Manning received a B.S. in microbiology from the University of Massachusetts. We believe that Mr. Manning is qualified to serve on the HoldCo board of directors based upon his over 30 years of managerial and operational experience in the healthcare industry and as an investor in healthcare related companies.
CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2022 ANNUAL MEETING
The following contains certain information about those directors (in Dr. Jeffs’ case, effective following the closing of the Merger Transaction) whose terms do not expire until HoldCo’s 2022 annual meeting, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the HoldCo board of directors to determine that the directors should serve as one of HoldCo’s directors. The age of each such director as of August 31, 2020 is set forth below.
Name	Age	Principal Occupation and Business Experience
Dr. Stephen Bloch	58	Dr. Bloch has been the Chairperson of our board of directors since October 2018 and has been a member of our board of directors since July 2009, a member of our Audit Committee since its formation in August 2016 and the Chairperson of our Compensation Committee since its formation in August 2016. Additionally, Dr. Bloch has been a member and Chairperson of the HoldCo board of directors, a member of HoldCo’s Audit Committee and the Chairperson of HoldCo’s Compensation Committee since HoldCo’s formation in June 2020. Dr. Bloch is currently a director of a number of private life sciences companies and served as a director of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS) from September 2005 until April 2016. Dr. Bloch has been a general partner at Canaan Partners, a global venture capital firm, since November 2007. From August 2003 to November 2007, Dr. Bloch was a principal at Canaan Partners. From January 1995 to June 2002, Dr. Bloch was the founder and chief executive officer of Radiology Management Sciences, LLC, a specialty medical management company. Dr. Bloch graduated from Dartmouth College with a Bachelor of Arts. Dr. Bloch also holds a Doctor of Medicine from the University of Rochester and a Master of Arts in the History of Science and Public Policy from Harvard University. We believe Dr. Bloch is qualified to serve on the HoldCo board of directors due to his financial expertise, experience as a venture capitalist and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.

Name	Age	Principal Occupation and Business Experience
Dr. Joanna Horobin	65	Dr. Horobin has been a member of our board of directors since September 2019, a member of our Compensation Committee since October 2019 and a member of our Research and Development Committee since September 2019. Additionally, Dr. Horobin has been a member of HoldCo’s board of directors, a member of HoldCo’s Compensation Committee and a member of HoldCo’s Research and Development Committee since HoldCo’s formation in June 2020. Dr. Horobin served as the Senior Vice President and Chief Medical Officer of Idera Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company focused on the clinical development, and ultimately the commercialization, of drug candidates for both oncology and rare disease indications (“Idera”) (Nasdaq: IDRA), from November 2015 until July 2019. Prior to joining Idera, Dr. Horobin served as the Chief Medical Officer of Verastem, Inc., or Verastem, (Nasdaq: VSTM), a biopharmaceutical company focused on developing and commercializing medicines to improve the survival and quality of life of cancer patients, from September 2012 to July 2015. Prior to joining Verastem, she served as President of Syndax Pharmaceuticals, Inc. (Nasdaq: SNDX), a clinical-stage biopharmaceutical company developing an innovative pipeline of cancer therapies, from September 2006 to September 2012 and as Chief Executive Officer from September 2006 until April 2012. Prior to that, Dr. Horobin held several roles of increasing responsibility at global pharmaceutical corporations such as Rhône-Poulenc Rorer (now Sanofi) and Chugai-Rhône-Poulenc. Dr. Horobin received her medical degree from the University of Manchester, England. Dr. Horobin currently serves on the boards of Kymera Therapeutics and Nordic Nanovector ASA. We believe Dr. Horobin is qualified to serve on the HoldCo board of directors due to her extensive industry experience and knowledge in drug development and commercialization.
Roger A. Jeffs, Ph.D.	58	As a condition to closing the Merger Transaction, pursuant to the Merger Agreement and the Serendipity Cooperation Agreement, Dr. Jeffs will be appointed as a member of the HoldCo board of directors and the HoldCo Compensation Committee effective upon closing of the Merger Transaction. Dr. Jeffs is currently the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company, where he has served since October 2019. Dr. Jeffs was previously at United Therapeutics Corporation, a biotechnology company, where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from 2015-2016, and was a member of the board of directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the initial public offering, oversaw the clinical development and regulatory approval of six products for rare diseases, and managed the commercial effort that led to a consistent >20% CAGR and $1.5 billion revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc., a biopharmaceutical company, and Burroughs Wellcome Co., a pharmaceutical company, where he held roles in clinical development. Dr. Jeffs currently serves on the board of directors of Axsome Therapeutics, Inc. (Nasdaq: AXSM) and Albireo Pharma, Inc. (Nasdaq: ALBO) and previously served, within the last

Name	Age	Principal Occupation and Business Experience
five years, on the board of directors of Axovant Gene Therapies (Nasdaq: AXGT), Dova Pharmaceuticals, Sangamo Therapeutics (Nasdaq: SGMO) and United Therapeutics (Nasdaq: UTHR). Dr. Jeffs has also served as a director of RareGen since August 2018 and also serves as a director of other private companies. Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. We believe Dr. Jeffs’ scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provide him with the qualifications and skills to serve on the HoldCo board of directors.
CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until HoldCo’s 2023 annual meeting, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the HoldCo board of directors to determine that the directors should serve as one of HoldCo’s directors. The age of each such director as of August 31, 2020 is set forth below.
Name	Age	Principal Occupation and Business Experience
Katherine Rielly-Gauvin	57	Ms. Rielly-Gauvin has been a member of our board of directors since October 2019 and a member of our Nominating and Corporate Governance Committee and Research and Development Committee since October 2019. Additionally, Ms. Rielly-Gauvin has been a member of the HoldCo board of directors and a member of HoldCo’s Nominating and Corporate Governance Committee and Research and Development Committee since HoldCo’s formation in June 2020. Ms. Rielly-Gauvin has served as the Vice President of Global Commercial Development of AbbVie Inc. (NYSE: ABBV), or AbbVie, a pharmaceutical research and development company, since January 2013. At AbbVie, Ms. Rielly-Gauvin is responsible for developing the strategic commercial direction of key compounds in AbbVie’s pipeline across core therapeutic areas in Immunology, Oncology, Neuroscience and Specialty. Prior to joining AbbVie, Ms. Rielly-Gauvin worked in the Johnson & Johnson family of companies across a variety of roles in commercial, medical affairs and research capacities, including Vice President and General Manager for the Janssen Commercial CNS organization. Ms. Rielly-Gauvin holds a Bachelor of Science degree in Chemistry from Simmons College and an MBA in Economics from Rutgers University. We believe Ms. Rielly-Gauvin is qualified to serve on the HoldCo board of directors due to her extensive industry experience and knowledge in drug development and commercialization.
Dr. Seth Rudnick	71	Dr. Rudnick has been a member of our board of directors since March 2008, a member of our Compensation Committee since its formation in August 2016, a member of our Nominating and Corporate Governance Committee since its formation in July 2018 and the Vice Chairperson of our Research and Development Committee since its formation in May 2017. Additionally, Dr. Rudnick has been a member of the HoldCo board of directors, Compensation Committee and Nominating and Corporate Governance Committee and Vice Chairperson of HoldCo’s Research and Development Committee since HoldCo’s formation in June 2020. Dr. Rudnick served as the Chairperson

Name	Age	Principal Occupation and Business Experience
		of our board of directors from March 2008 until October 2018. Dr. Rudnick is currently a director of G1 Therapeutics, Inc. (Nasdaq: GTHX) and served as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from June 2011 until August 2018. Dr. Rudnick previously served as a partner at Canaan Partners, a global venture capital firm, from January 1998 to December 2013. From January 1991 to January 1998, Dr. Rudnick was the chief executive officer and chairman of CytoTherapeutics, Inc., a biotechnology company focused on the discovery, development and commercialization of stem cell-based therapies. From July 1986 to January 1991, Dr. Rudnick worked at Ortho Biotech, Inc., a subsidiary of Johnson & Johnson, where he served as vice president, head of research and development. Dr. Rudnick also previously held directorships at Square 1 Bank, LQ3 Pharmaceuticals, Inc. and Spine Wave, Inc. Dr. Rudnick graduated from the University of Pennsylvania with a Bachelor of Arts in History. He also holds a Doctor of Medicine from the University of Virginia and a Diplomate in the Specialty of Internal Medicine from the American Board of Internal Medicine. We believe Dr. Rudnick is qualified to serve on the HoldCo board of directors due to his industry experience, experience as a venture capitalist and senior executive and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.
Raman Singh	49	Mr. Singh has been a member of our board of directors since February 2018, a member of our Audit Committee since July 2018 and a member of our Nominating and Corporate Governance Committee since its formation in July 2018. Additionally, Mr. Singh has been a member of the HoldCo board of directors, Audit Committee and Nominating and Corporate Governance Committee since HoldCo’s formation in June 2020. Since October 2011, Mr. Singh has served as the chief executive officer of Mundipharma Pte Limited, which is part of a network of independent associated companies active in the fields of analgesia, oncology, ophthalmology, respiratory, specialty care and consumer health. Mr. Singh graduated from Osmania University with a Bachelors in Mechanical Engineering in 1992. He also holds Masters in International Management from Thunderbird School of Global Management and in Business Administration from Assumption University. We believe Mr. Singh is qualified to serve on the HoldCo board of directors due to his vast industry experience and knowledge as well as his business experience.
Director Independence
The HoldCo board of directors has determined that each of Drs. Bloch, Horobin, Jeffs and Rudnick, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning and Singh are independent directors as that term is defined under the applicable independence listing standards of the Nasdaq Stock Market LLC, or Nasdaq. In making this determination, our Board applied the standards set forth in the Nasdaq listing standards and in Rule 10A-3 under the Exchange Act. In evaluating the independence of Drs. Bloch, Horobin, Jeffs and Rudnick, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning and Singh, the HoldCo board of directors considered, as applicable, their current and historical employment, any compensation we or RareGen have historically given to them, any transactions we or RareGen have entered into with them, their beneficial ownership of HoldCo common stock following consummation of the Merger Transaction, their ability to exert control over HoldCo, all other material relationships they have had with us, RareGen and HoldCo and the same facts with respect to their immediate families. The HoldCo board of directors also considered all other relevant facts and circumstances known to it in making this independence determination. In addition,

Drs. Bloch, Horobin, Jeffs and Rudnick, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning and Singh are non-employee directors, as defined in Rule 16b-3 of the Exchange Act.
Board Committees
The HoldCo board of directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee. These committees, their principal functions and their respective memberships are described below.
Audit Committee
The Audit Committee of the HoldCo board of directors will oversee the quality and integrity of HoldCo’s financial statements and other financial information, accounting and financial reporting processes, internal controls and procedures for financial reporting and internal audit function. It will also oversee the audit and other services provided by HoldCo’s independent auditor and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent auditor. In addition, HoldCo’s audit committee is responsible for reviewing HoldCo’s compliance with legal and regulatory requirements, and it assists the HoldCo board of directors in an initial review of recommendations to the HoldCo board of directors regarding proposed business transactions.
HoldCo’s Audit Committee following completion of the Merger Transaction will be comprised of Dr. Bloch and Messrs. Kirsch and Singh, with Mr. Kirsch serving as Chairperson. All members of HoldCo’s Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. HoldCo’s board of directors has determined that Mr. Kirsch is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. HoldCo’s board of directors has determined that each of Dr. Bloch and Messrs. Kirsch and Singh are independent under the heightened audit committee independence standards of the SEC and Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
Compensation Committee
The Compensation Committee of HoldCo’s board of directors will review and determine the compensation of all of its executive officers and establishes HoldCo’s compensation policies and programs. Specific responsibilities of HoldCo’s Compensation Committee include, among other things, evaluating the performance of its Chief Executive Officer and determining its Chief Executive Officer’s compensation. It will also determine the compensation of HoldCo’s other executive officers. In addition, HoldCo’s Compensation Committee will administer all equity compensation plans and has the authority to grant equity awards subject to the terms and conditions of such equity compensation plans. HoldCo’s Compensation Committee will also review and approve various other compensation policies and matters, including establishing policies and making recommendations to HoldCo’s board of directors regarding director compensation. In reviewing and advising the HoldCo board of directors, the Compensation Committee will consider aligning the level and structure of compensation with the long-term interest and risk policies of HoldCo, and will create a compensation structure that is appropriate to attract, retain and motivate (a) directors to provide good stewardship of HoldCo, and (b) key management personnel to successfully manage HoldCo, while not paying more than necessary to accomplish the foregoing. HoldCo’s Compensation Committee may also review and discuss with management the compensation discussion and analysis that HoldCo may be required from time to time to include in SEC filings, and it may prepare a compensation committee report on executive compensation as may be required from time to time to be included in HoldCo’s annual proxy statements or annual reports on Form 10-K filed with the SEC.
In fulfilling its responsibilities, the Compensation Committee shall, to the extent permitted by the applicable rules of Nasdaq and applicable law, be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee comprised of one or more members of the Compensation Committee. In connection with its evaluations and determinations in 2019, at management’s recommendation the Compensation Committee of our board of directors retained the services of Radford/

Aon, a nationally known executive compensation and benefits consulting firm, to advise it on various matters related to executive and director compensation and compensation programs, including an option exchange program which was approved by our stockholders on June 18, 2020. Radford/Aon may also from time to time advise management, with the Compensation Committee’s consent. Radford/Aon was hired by and reports to the Compensation Committee. Pursuant to its charter, the Compensation Committee has the power to hire and terminate such consultants and to engage other advisors as appropriate to perform its duties, and to determine the terms, costs and fees for such engagements.
HoldCo’s Compensation Committee following completion of the Merger Transaction will be comprised of Drs. Bloch, Horobin, Jeffs and Rudnick and Mr. Kirsch, with Dr. Bloch serving as Chairperson. Each of the members of HoldCo’s Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of HoldCo’s board of directors will oversee the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to HoldCo’s board of directors, and evaluating the performance of HoldCo’s board of directors and individual directors. When identifying nominees, the Nominating and Corporate Governance Committee will considers, among other things, a nominee’s character and integrity, level of education and business experience, financial literacy and commitment to represent long-term interests of HoldCo’s equity holders. Our Nominating and Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and making recommendations to our Board concerning corporate governance matters.
HoldCo’s Nominating and Corporate Governance Committee following completion of the Merger Transaction will be comprised of Dr. Rudnick, Ms. Rielly-Gauvin and Messrs. Manning and Singh. The composition of HoldCo’s Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
Research and Development Committee
HoldCo’s Research and Development Committee following completion of the Merger Transaction will be comprised of Drs. Horobin and Rudnick and Ms. Rielly-Gauvin. Dr. Rudnick is the Chairperson of HoldCo’s Research and Development Committee. The role of HoldCo’s Research and Development Committee is to make recommendations to HoldCo’s board of directors regarding HoldCo’s research and development functions and programs, including HoldCo’s research and development strategies, priorities and opportunities.
Code of Conduct
In June 2020, HoldCo adopted a code of conduct, which is substantially identical to our code of conduct and which applies to all of its employees, officers and directors, including those officers responsible for financial reporting. The code of conduct qualifies as a “code of ethics” as defined by the rules of the SEC. The code of conduct is available on HoldCo’s website at www.liquidia.com. HoldCo intends to disclose any amendments to the code of conduct, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements. The inclusion of HoldCo’s website address in this proxy statement/prospectus does not incorporate by reference the information on or accessible through HoldCo’s website into this proxy statement/prospectus.
Anti-Hedging and Anti-Pledging Policy
Pursuant to HoldCo’s insider trading policy, directors, officers, employees and consultants to HoldCo, as well as their immediate family members, are prohibited from engaging in short-term or speculative transactions involving HoldCo’s securities that may be considered hedging, as well as pledging HoldCo’s securities as collateral to secure a loan. Specifically prohibited transactions include, but are not limited to: (i) selling HoldCo’s common stock within six months of purchasing such common stock in the open market, other than purchases and sales under HoldCo’s Employee Stock Purchase Plan or sales made within six months before or after the exercise of options that were granted by HoldCo; (ii) engaging in “short” sales of HoldCo’s securities; (iii) using HoldCo’s securities held in a margin account or pledged as collateral to secure a loan, without prior written approval of the Chief Financial Officer, as the administrator of the insider trading policy; (iv) transactions in straddles, collars, or implementing standing and limit orders or other similar risk reduction devices, except in limited cases with the prior written approval of the Chief Financial Officer; or (v) transactions in publicly traded options relating to HoldCo’s securities, such as put and call options.
Director Compensation
HoldCo’s Compensation Committee adopted a non-employee director compensation policy effective upon consummation of the Merger Transaction that is designed to enable HoldCo to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:
	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	35,000	25,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	3,750	7,500
Additionally, the Chairperson, Vice Chairperson and members of HoldCo’s Research and Development Committee will be paid $32,000, $15,000 and $5,000 annually, respectively, in cash compensation.
Pursuant to the non-employee director equity compensation policy adopted by the HoldCo Compensation Committee effective upon consummation of the Merger Transaction , (i) each individual who is first elected or appointed as a non-employee director shall be automatically granted, on the date of such initial election or appointment, a nonqualified stock option to purchase 30,000 shares of HoldCo common stock and (ii) each director then serving on the HoldCo board of directors shall be automatically granted, on an annual basis, a nonqualified stock option to purchase 20,000 shares of HoldCo common stock; provided, that any HoldCo director which has received such annual grant in the form of a Liquidia Technologies option in 2020 shall not be eligible to receive a HoldCo annual award in 2020. Option grants to HoldCo’s non-employee directors vest in 36 equal monthly installments, becoming fully vested on the third anniversary of the date of grant. Each option granted to HoldCo’s non-employee directors shall terminate on the earlier of (i) the ten year anniversary of the date of grant and (ii) the one year anniversary of such director’s ceasing to serve on the HoldCo board of directors.
Other option grant awards to non-employee directors are determined by the HoldCo board of directors in its sole, good faith discretion.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
HoldCo or its subsidiaries post-Merger Transaction have entered into indemnification agreements with each of its directors and executive officers. These agreements, among other things, require HoldCo or its subsidiary to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of HoldCo or its subsidiary, arising out of the person’s services as a director or executive officer.

EXECUTIVE OFFICERS
The HoldCo executive officers following completion of the Merger Transaction are expected to consist of each of our current executive officers and Scott Moomaw, RareGen’s current Chief Operating Officer, who is expected to be appointed as HoldCo’s Senior Vice President, Commercial effective upon the closing of the Merger Transaction.
The following table sets forth the name, age as of August 31, 2020 and position of each of HoldCo’s expected executive officers following completion of the Merger Transaction. The following also includes certain information regarding such current executive officers’ individual experience, qualifications, attributes and skills. Unless otherwise stated, the business address for all of HoldCo’s current executive officers is 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
Name	Age	Position
Neal F. Fowler	58	Chief Executive Officer and Director
Steven Bariahtaris	56	Interim Chief Financial Officer
Robert A. Lippe	55	Chief Operations Officer
Tushar Shah, M.D.	60	Chief Medical Officer and Head of Research and Development
Jeri Thomas	59	Senior Vice President, Commercial
Scott Moomaw	50	Senior Vice President, Commercial
Florina Krawchick	38	Senior Vice President, Human Resources
Neal F. Fowler
Please see Neal F. Fowler’s biography on page 142 of this proxy statement/prospectus under the section entitled “Directors and Officers of HoldCo Following Completion of the Merger Transaction: Class III Directors Continuing in Office Until the 2021 Annual Meeting.”
Steven Bariahtaris
Steven Bariahtaris has been our and HoldCo’s interim Chief Financial Officer since August 20, 2020. Mr. Bariahtaris founded Arktoros, LLC, a life sciences consulting firm, in January 2020. Prior to founding Arktoros, LLC, Mr. Bariahtaris held various positions at the Johnson & Johnson family of companies, most recently serving as Chief Audit Executive at Johnson & Johnson, a company that develops medical devices, pharmaceutical, and consumer packaged goods, from January 2017 to December 2019. Prior to that, from 2011 to 2016, Mr. Bariahtaris was Vice President and Chief Financial Officer at Jannsen Americas, of Jannsen Pharmaceutical Companies, a subsidiary of Johnson & Johnson. Mr. Bariahtaris holds a Bachelor of Science in engineering from Cornell University and an MBA from the Wharton School at the University of Pennsylvania. Mr. Bariahtaris has served as a consultant to our company since January 2020.
Robert A. Lippe
Robert A. Lippe has been our Chief Operations Officer since June 2015 and HoldCo’s Chief Operations Officer since its formation in June 2020. From February 2014 to June 2015, Mr. Lippe served as executive vice president and chief operations officer at Alexza Pharmaceuticals, Inc., a pharmaceutical company focused on the development and commercialization of proprietary products for the treatment of acute and intermittent conditions. From January 2011 to February 2014, Mr. Lippe worked as the vice president and head of global operations at Ironwood Pharmaceuticals, Inc., a pharmaceutical company focused on finding new treatments for patients living with gastrointestinal diseases, and from March 2002 to January 2011, he was the head of manufacturing for one of the Vacaville operating facilities of Genentech, Inc., a biotechnology corporation. From May 1992 to May 2002, Mr. Lippe worked at Lawrence Livermore National Laboratory as an assurance and facility manager. Mr. Lippe graduated with a Bachelor of Science in Marine Engineering from the United States Coast Guard Academy. Mr. Lippe holds a Master’s in Business Administration and a Master’s in Public Health from the University of California, Berkeley.

Tushar Shah, M.D.
Tushar Shah, M.D. has been our Chief Medical Officer since May 2020, HoldCo’s Chief Medical Officer since its formation in June 2020 and our and HoldCo’s Head of Research and Development since August 2020. Dr. Shah has 27 years of pharmaceutical research and development experience, successfully moving more than 20 products from early development to commercialization. Prior to joining our company, Dr. Shah was at Teva Pharmaceutical Industries Ltd. (Teva) from May 2007 to May 2020 where he held various leadership roles with the most recent role from January 2018 until May 2020 being Head of Global Specialty Clinical Development with oversight of all phases of clinical development across all therapeutic areas including central nervous system, immunology, respiratory, oncology and biosimilars. Dr. Shah also served as Head of Global Respiratory Research and Development at Teva from May 2007 until January 2018. Prior to Teva, from November 2002 until April 2007, Dr. Shah served as Senior Vice President, Scientific and Clinical Development at Altana Pharma US where he built and led their clinical development function, including clinical research and operations, medical affairs, regulatory affairs and quality assurance, pharmacovigilance and drug safety, biostatistics and data management. He began his pharmaceutical R&D career at GlaxoSmithKline (GSK), where he held roles of increasing responsibility from November 1993 until November 2002, rising to the position of U.S. Head, Respiratory and Inflammation, Discovery Medicine and Clinical Pharmacology with responsibility for early-stage clinical development of new therapies for the treatment of chronic obstructive pulmonary disease, asthma, and rhinitis. Dr. Shah received a B.S. degree in Biochemistry from Pennsylvania State University and a M.D. degree from Pennsylvania State University College of Medicine. He completed his residency in Internal Medicine at the University of North Carolina and fellowship in Allergy, Asthma and Clinical Immunology at Johns Hopkins University.
Jeri Thomas
Jeri Thomas has been our Senior Vice President, Commercial since May 2018 and HoldCo’s Senior Vice President, Commercial since its formation in June 2020. From June 2017 to March 2018, Ms. Thomas was senior vice president, strategic group planning at Harrison and Star, a healthcare marketing agency. From July 2016 to June 2017, Ms. Thomas was the managing director at JFB Consulting, a marketing consulting firm. From October 2014 to July 2016, Ms. Thomas served as senior vice president of the Surgical & Perioperative Care Business Unit at The Medicines Company, a biopharmaceutical company. Prior to The Medicines Company, Ms. Thomas was at Janssen Pharmaceuticals (a Johnson & Johnson company), a pharmaceutical company, from December 2001 to October 2014, where she held various senior leadership positions, including vice president, market strategy & access for Latin America, vice president, new business and new product planning, and director of marketing, analgesic franchise. Ms. Thomas obtained her Master of Business Administration in a dual program from the McDonough School of Business at Georgetown University and ESADE Business School in Barcelona, Spain. She holds a Bachelor of Science in Health Planning and Administration from Pennsylvania State University.
Scott Moomaw
Scott Moomaw has been RareGen’s Chief Operating Officer since August 2018 and is expected to be appointed as HoldCo’s Senior Vice President, Commercial contingent and effective upon completion of the Merger Transaction. Mr. Moomaw is a seasoned leader in biopharmaceuticals. He has extensive experience launching products and developing commercial strategies and organizations. Prior to joining RareGen, from October 2016 until August 2018, Mr. Moomaw was Vice President of Marketing of OPKO Health, Inc. (Nasdaq: OPK), a medical test and medication company focused on diagnostics and pharmaceuticals, where he launched a specialty product for chronic kidney disease. Prior to OPKO Health, Mr. Moomaw was Associate Vice President of Marketing at United Therapeutics (Nasdaq: UTHR), a biotechnology company, from January 2011 until May 2016, where he led a portfolio of brands to treat pulmonary hypertension. Prior to United Therapeutics, from 2000 until 2010, Mr. Moomaw held a variety of sales and marketing roles of increasing responsibility at Eli Lilly and Company (NYSE: LLY), a pharmaceutical company. Mr. Moomaw graduated with a Bachelor of Science from Miami University and he holds a Master’s in Business Administration from the University of Michigan.
Florina Krawchick
Florina Krawchick has been our Senior Vice President, Human Resources since July 2019 and HoldCo’s Senior Vice President, Human Resources since its formation in June 2020. As Senior Vice

President, Human Resources, Ms. Krawchick is focused on building a team-based culture of innovation and excellence. In addition to leading our workforce strategies and operations, she currently oversees recruiting and onboarding, training and leadership development, compensation planning and total rewards and organizational development. From 2010 to July 2019, Ms. Krawchick served in various escalating human resources positions at our company, from Director, Human Resources to Head of Human Resources to Vice President, Human Resources. Prior to joining our company in 2010, Ms. Krawchick held multiple Human Resources Business Partner roles at Johnson & Johnson (J&J) across research & development, sales, marketing, commercial and operations. She also led early talent recruitment and development for J&J’s commercial groups across the pharmaceutical businesses. She holds a Bachelor of Business Administration from George Washington University.
Moomaw Employment
In connection with Mr. Moomaw’s expected appointment as Senior Vice President, Commercial to be effective upon consummation of the Merger Transaction, Mr. Moomaw will receive, among other benefits, an annual salary and a discretionary annual cash bonus commensurate with our other senior executive officers on Mr. Moomaw’s level, and an incentive stock option grant to purchase shares of HoldCo common stock on his first day of employment, vesting over a four-year period with an exercise price equal to the then-fair market value of HoldCo common stock. The option (i) will be subject to the terms of the HoldCo 2020 Incentive Plan and the form of incentive stock option grant agreement, and (ii) will vest as follows: 25% of the shares of common stock underlying the option will become vested and exercisable on the one year anniversary of the date of grant and the balance of option shares will become vested and exercisable in equal monthly installments over the following 36 months, subject to Mr. Moomaw’s continuous service as of each such date. In accordance with the employment practices in North Carolina, Mr. Moomaw will be employed by RareGen on an at-will basis, meaning that either RareGen or Mr. Moomaw may terminate his employment with RareGen at any time without giving advance notice.
Upon the commencement of his employment Mr. Moomaw will be entitled to the same benefits currently provided to our employees, such as group medical, dental, disability, vision, and life insurance benefits, and retirement benefits pursuant to a 401(k) plan.
Mr. Moomaw will also enter into a confidentiality, inventions and non-competition agreement pursuant to which, among other things, Mr. Moomaw will agree to (i) keep HoldCo’s and its subsidiaries’ proprietary information confidential during and after his employment, (ii) assign to HoldCo and its subsidiaries any inventions developed during his employment and (iii) not compete with HoldCo and its subsidiaries during his employment and for a period of one year thereafter.

BENEFICIAL OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management of Liquidia Technologies Prior to the Merger Transaction
The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our common stock as of August 31, 2020, except as noted below, by:
•
each of our directors;

•
each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

•
each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our common stock; and

•
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including Liquidia Technologies options, restricted stock units or warrants that are currently exercisable or exercisable within 60 days of August 31, 2020. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, convertible securities or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of August 31, 2020, are considered outstanding. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
We have based our calculation of the percentage of beneficial ownership on 37,750,206 shares of our common stock outstanding as of August 31, 2020.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Liquidia Technologies, Inc., 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Eshelman Ventures, LLC(1)	7,210,317	19.1%
Canaan VIII L.P.(2)	2,917,169	7.7%
New Enterprise Associates 12, Limited Partnership(3)	2,526,764	6.7%
Named Executive Officers and Directors:
Neal F. Fowler(4)	561,814	1.5%
Richard D. Katz, M.D.(5)	49,722	*
Robert A. Lippe(6)	112,572	*
Dr. Stephen Bloch(7)	26,004	*
Katherine Rielly-Gauvin(8)	7,222	*
Dr. Joanna Horobin(9)	7,639	*
Arthur Kirsch(10)	30,453	*
Dr. Seth Rudnick(11)	122,676	*
Dr. Ralph Snyderman(12)	78,367	*
Raman Singh(13)	27,886	*
All executive officers and directors as a group (14 persons)(14)	1,224,411	3.2%

*
Represents ownership of less than 1.0%.

(1)
Consists of 7,034,744 shares of our common stock held directly by Eshelman Ventures, LLC and 175,573 shares of our common stock held indirectly by Fredric N. Eshelman, as reported on a Form 4 jointly filed by such holders on July 2, 2020. Fredric N. Eshelman is the founder, principal and managing member of Eshelman Ventures, LLC, or Eshelman Ventures, and has sole voting and investment power with respect to the shares of common stock held by Eshelman Ventures. The address for Eshelman Ventures is 319 North 3rd Street, Suite 301, Wilmington, NC 28401.

(2)
Consists of 2,917,169 shares of our common stock held by Canaan VIII L.P, or Canaan. Canaan Partners VIII LLC is the general partner of Canaan and may be deemed to have sole investment and voting power over the shares held by Canaan. Brenton K. Ahrens, John V. Balen, Stephen M. Bloch, Wende S. Hutton, Maha S. Ibrahim, Deepak Kamra, Guy M. Russo and Eric A. Young are the managing members of Canaan Partners VIII LLC. Investment, voting and dispositive decisions with respect to the shares held by Canaan are made by the managers of Canaan Partners VIII LLC, or Canaan LLC and, together with Canaan, the Canaan Entities, collectively. Dr. Bloch, a member of our and HoldCo’s board of directors, is a managing member of Canaan Partners VIII LLC. No manager or member of Canaan LLC has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by Canaan. The address of Canaan is 285 Riverside Avenue, Suite 250, Westport, CT 06880.

(3)
Consists of (i) 2,486,062 shares of our common stock held by New Enterprise Associates 12, Limited Partnership, or NEA, and NEA Ventures 2006 Limited Partnership, or NEA 2006, an affiliate of NEA, and (ii) 40,702 shares of our common stock issuable upon the conversion of an outstanding warrant. The securities held by NEA are indirectly held by (x) NEA Partners 12, Limited Partnership, or NEA Partners 12, the sole general partner of NEA, (y) NEA 12 GP, LLC, or NEA 12 LLC, the sole general partner of NEA Partners 12, and each of the individual managers of NEA 12 LLC. The individual managers of NEA 12 LLC, or the NEA 12 Managers, are Peter J. Barris, Forest Baskett, Patrick J. Kerins and Scott D. Sandell. The shares directly held by NEA 2006 are indirectly held by Karen P. Welsh, the general partner of NEA 2006. NEA, NEA Partners 12, NEA 12 LLC and the NEA 12 Managers share voting and dispositive power with regard to our securities directly held by NEA. Karen P. Welsh, the general partner of NEA 2006, has voting and dispositive power with regard to our securities directly held by NEA 2006. All indirect holders of the above referenced securities disclaim beneficial ownership of all applicable securities, except to the extent of their actual pecuniary interest therein. The address of NEA is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(4)
Consists of (i) 44,989 shares of our common stock, (ii) 510,739 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020 and (iii) 6,086 restricted stock units which have already vested and settled into our common stock or will have vested and settled into our common stock within 60 days of August 31, 2020.

(5)
Consists of 49,722 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020. Dr. Katz resigned as our and HoldCo’s Chief Financial Officer on August 19, 2020.

(6)
Consists of (i) 17,527 shares of our common stock, (ii) 94,097 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020 and (iii) 948 shares of our common stock issuable upon the conversion of an outstanding warrant.

(7)
Consists of 26,004 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(8)
Consists of 7,222 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(9)
Consists of 7,639 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(10)
Consists of (i) 2,000 shares of our common stock and (ii) 28,453 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(11)
Consists of (i) an aggregate of 24,142 shares of our common stock held by Dr. Rudnick and the Carolyn F. Rudnick, and successors, Trustee Seth A. Rudnick Irrevocable GST Trust u/a 3/1/2014 which is managed by Dr. Rudnick’s wife for the benefit of his wife and children, and (ii) 98,534 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(12)
Consists of (i) 30,356 shares of our common stock and (ii) 48,011 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(13)
Consists of 27,886 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(14)
Consists of an aggregate of (i) 137,663 shares of our common stock, (ii) 6,086 restricted stock units which have already vested and settled into our common stock or will have vested and settled into our common stock within 60 days of August 31, 2020, (iii) 1,079,714 shares of our common stock underlying outstanding options which will have vested within 60 days of August 31, 2020, and (v) 948 shares of our common stock issuable upon the conversion of an outstanding warrant, held by an aggregate of 14 executive officers and directors.

Security Ownership of Certain Beneficial Owners and Management of RareGen Prior to the Merger Transaction
The following table sets forth as of the date of this proxy statement/prospectus, the beneficial ownership of RareGen common units for:
•
each director;

•
each person who would be a “named executive officer” of RareGen (as defined in Item 402(m)(2);

•
all directors and executive officers as a group; and

•
any beneficial owner of more than five percent of RareGen’s common units.

In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to securities. Unless otherwise indicated, the address for each person listed below is c/o PBM Capital Group, LLC, 200 Garrett Street, Suite S, Charlottesville, Virginia 22902.
	Number of Units Beneficially Owned	Percentage of Units Beneficially Owned
5% Unitholders:
PBM Capital Finance, LLC(1)	7,065	70.65%
Serendipity BioPharma LLC(2)	2,500	25.00%
Named Executive Officers and Directors:
Damian deGoa	75	*
Scott Moomaw
Roger A. Jeffs, Ph.D.	2,500	25.00%
Paul B. Manning(1)	7,065	70.65%
All executive officers and directors as a group (4 persons)	9,640	96.40%

*
Represents ownership of less than 1.0%.

(1)
Consists of 7,065 common units held directly by PBM Capital Finance. Mr. Manning is the manager and sole beneficial owner of PBM Capital Finance and has sole voting and dispositive power over the common units held by PBM Capital Finance. Following the closing of the Merger Transaction, it is expected that the shares of HoldCo common stock which PBM Capital Finance receives pursuant to the Merger Agreement will be transferred to PD Joint Holdings. Paul B. Manning and Bradford Manning are each managers of Tiger Lily Capital, LLC, the manager of PD Joint Holdings. Paul B. Manning and his spouse, Diane L. Manning, are the beneficial owners of PD Joint Holdings.

(2)
Consists of 2,500 common units held directly by Serendipity. Dr. Jeffs is a manager of Serendipity and has sole voting and dispositive power over the common units held by Serendipity. The address for Serendipity is 339 W. Barbee Chapel Road, Unit 343, Chapel Hill, North Carolina 27517.

As of August 31, 2020, there are 10,000 outstanding RareGen common units and there are no outstanding options, warrants or other derivative securities to acquire RareGen equity. Mr. deGoa, RareGen’s Chief Executive Officer, holds 75 common units, representing 0.75% ownership interest in RareGen. No other officer or director of RareGen directly holds common units of RareGen. Paul Manning, a RareGen director and HoldCo Class III director appointee following consummation of the Merger Transaction, is the manager and sole beneficial owner of PBM Capital Finance, which owns 7,065 common units, or 70.65% of RareGen’s equity as of August 31, 2020. Dr. Jeffs, a RareGen director and HoldCo Class I director appointee following consummation of the Merger Transaction, is a manager of Serendipity and has sole voting and dispositive power over the common units held by Serendipity, which owns 2,500 common units, or 25.00% of RareGen’s equity as of the date of this proxy statement/prospectus.
The RareGen common units owned by Mr. deGoa and four other members which are employees of PBM Capital Group, which we refer to herein as the individual members, were purchased from PBM Capital Finance. Pursuant to certain co-investment agreements between PBM Capital Finance and each individual member, PBM Capital Finance retains a right to repurchase each individual member’s common units in the event such individual member ceases to be an employee of PBM Capital Finance other than by reason of the individual’s death or disability, which we refer to as the Repurchase Right. So long as the individual member’s continuous status as an employee of PBM Capital Group has not yet terminated, PBM Capital Finance’s Repurchase Right is terminated on the earlier of (i) September 21, 2021 or (ii) the consummation of the Merger Transaction.
Security Ownership of Certain Beneficial Owners and Management of HoldCo Following Completion of the Merger Transaction
The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of HoldCo’s common stock as of August 31, 2020, giving effect to the Merger Transaction (excluding the issuance of the Holdback Shares), except as noted below, by:
•
each of HoldCo’s directors following completion of the Merger Transaction;

•
each of HoldCo’s named executive officers (as defined in Item 402(m)(2) of Regulation S-K) following completion of the Merger Transaction;

•
each person, or group of affiliated persons, who is known by HoldCo to beneficially own more than five percent of HoldCo’s common stock following completion of the Merger Transaction; and

•
all of HoldCo’s directors and executive officers as a group following completion of the Merger Transaction.

HoldCo has determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including our options, restricted stock units or warrants that are currently exercisable or exercisable within 60 days of August 31, 2020 which will be assumed by HoldCo upon consummation of the Merger Transaction. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of HoldCo common stock subject to options, convertible securities or other rights to be assumed by HoldCo, held by such person that are currently exercisable or will become exercisable within 60 days of August 31, 2020, giving effect to the Merger Transaction, are considered outstanding. HoldCo did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to HoldCo’s knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
HoldCo has based its calculation of the percentage of beneficial ownership on 43,300,206 shares of HoldCo common stock outstanding as of August 31, 2020, giving effect to the Merger Transaction (excluding the issuance of the Holdback Shares).

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Eshelman Ventures, LLC(1)	7,210,317	16.7%
PD Joint Holdings, LLC Series 2016-A(2)	4,460,308	10.3%
Canaan VIII L.P.(3)	2,917,169	6.7%
New Enterprise Associates 12, Limited Partnership(4)	2,526,764	5.8%
Named Executive Officers and Directors:
Neal F. Fowler(5)	561,814	1.3%
Richard D. Katz, M.D.(6)	49,722	*
Robert A. Lippe(7)	112,572	*
Dr. Stephen Bloch(8)	26,004	*
Katherine Rielly-Gauvin(9)	7,222	*
Dr. Joanna Horobin(10)	7,639	*
Roger Jeffs, Ph.D.(11)	1,406,095	3.2%
Arthur Kirsch(12)	30,453	*
Paul B. Manning(13)	4,939,541	11.4%
Dr. Seth Rudnick(14)	122,676	*
Raman Singh(15)	27,886	*
All executive officers and directors as a group (16 persons)(16)	7,491,680	16.9%

*
Represents ownership of less than 1.0%.

(1)
Consists of 7,034,744 shares of HoldCo common stock held directly by Eshelman Ventures, LLC and 175,573 shares of HoldCo common stock held indirectly by Fredric N. Eshelman, as reported on a Form 4 jointly filed by such holders on July 2, 2020, giving effect to the Merger Transaction. Fredric N. Eshelman is the founder, principal and managing member of Eshelman Ventures, LLC, or Eshelman Ventures, and has sole voting and investment power with respect to the shares of common stock held by Eshelman Ventures. The address for Eshelman Ventures is 319 North 3rd Street, Suite 301, Wilmington, NC 28401.

(2)
It is expected that the shares of HoldCo common stock which PBM Capital Finance is entitled to under the Merger Agreement will be transferred to PD Joint Holdings post-closing. Consists of 4,460,308 shares of HoldCo common stock held by PD Joint Holdings, giving effect to (i) the 3,921,075 shares of HoldCo common stock to be acquired in the Merger Transaction on the closing date and (ii) the expected transfer of the shares acquired by PBM Capital Finance in the Merger Agreement to PD Joint Holdings. In December 2019, PD Joint Holdings purchased 479,233 shares of our common stock from us and in April 2019, PD Joint Holdings purchased 60,000 shares of our common stock on the open market. Paul B. Manning and Bradford Manning are each managers of Tiger Lily Capital, LLC, the manager of PD Joint Holdings, and have joint voting and investment power with respect to the shares held by PD Joint Holdings. The address for PD Joint Holdings is c/o Tiger Lily Capital LLC, 200 Garrett Street, Suite O, Charlottesville, VA 22902.

(3)
Consists of 2,917,169 shares of HoldCo common stock held by Canaan VIII L.P, or Canaan, giving effect to the Merger Transaction. Canaan Partners VIII LLC is the general partner of Canaan and may be deemed to have sole investment and voting power over the shares held by Canaan. Brenton K. Ahrens, John V. Balen, Stephen M. Bloch, Wende S. Hutton, Maha S. Ibrahim, Deepak Kamra, Guy M. Russo and Eric A. Young are the managing members of Canaan Partners VIII LLC. Investment, voting and dispositive decisions with respect to the shares held by Canaan are made by the managers of Canaan Partners VIII LLC, or Canaan LLC and, together with Canaan, the Canaan Entities, collectively. Dr. Bloch, a member of our and HoldCo’s board of directors, is a managing member of Canaan Partners VIII LLC. No manager or member of Canaan LLC has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by Canaan. The address of Canaan is 285 Riverside Avenue, Suite 250, Westport, CT 06880.

(4)
Consists of (i) 2,486,062 shares of HoldCo common stock held by NEA and NEA 2006, an affiliate of NEA, and (ii) 40,702 shares of HoldCo common stock issuable upon the conversion of an outstanding warrant. The securities held by NEA are indirectly held by (x) NEA Partners 12, the sole general partner of NEA, (y) NEA 12 LLC, the sole general partner of NEA Partners 12, and each of the individual managers of NEA 12 LLC. The NEA 12 Managers are Peter J. Barris, Forest Baskett, Patrick J. Kerins and Scott D. Sandell. The shares directly held by NEA 2006 are indirectly held by Karen P. Welsh, the general partner of NEA 2006. NEA, NEA Partners 12, NEA 12 LLC and the NEA 12 Managers share voting and dispositive power with regard to HoldCo securities directly held by NEA. Karen P. Welsh, the general partner of NEA 2006, has voting and dispositive power with regard to our securities directly held by NEA 2006. All indirect holders of the above referenced securities disclaim beneficial ownership of all applicable securities, except to the extent of their actual pecuniary interest therein. The address of NEA is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(5)
Consists of (i) 44,989 shares of HoldCo common stock, (ii) 510,739 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020 and (iii) 5,618 restricted stock units which have already vested and settled into Hold Co common stock or will have vested and settled into HoldCo common stock within 60 days of August 31, 2020.

(6)
Consists of 49,722 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020. Dr. Katz resigned as Hold Co and HoldCo’s Chief Financial Officer on August 19, 2020.

(7)
Consists of (i) 17,527 shares of HoldCo common stock, (ii) 94,097 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020 and (iii) 948 shares of HoldCo common stock issuable upon the conversion of an outstanding warrant.

(8)
Consists of 26,004 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(9)
Consists of 7,222 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(10)
Consists of 7,639 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(11)
Consists of 6,095 shares of HoldCo common stock held by Roger A. Jeffs 2019 GRAT dtd 05/01/2019, of which Dr. Jeffs is the trustee, 12,500 shares of HoldCo common stock purchased by Dr. Jeffs in our underwritten public offering in July 2020 and the 1,387,500 shares of HoldCo common stock to be acquired by Serendipity in the Merger Transaction on the closing date. Dr. Jeffs is a manager of Serendipity and has sole voting and dispositive power over the common units held by Serendipity.

(12)
Consists of (i) 2,000 shares of HoldCo common stock and (ii) 28,453 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(13)
Consists of (i) 4,460,308 shares of HoldCo common stock held by PD Joint Holdings and (ii) 479,233 shares of HoldCo common stock held by BKB Growth Investments, LLC, or BKB Growth. Mr. Manning is a manager of Tiger Lily Capital, LLC, the manager of BKB Growth and PD Joint Holdings, and has shared voting and investment power with respect to the shares held by BKB Growth and PD Joint Holdings. See also Footnote 2.

(14)
Consists of (i) an aggregate of 24,142 shares of HoldCo common stock held by Dr. Rudnick and the Carolyn F. Rudnick, and successors, Trustee Seth A. Rudnick Irrevocable GST Trust u/a 3/1/2014 which is managed by Dr. Rudnick’s wife for the benefit of his wife and children, and (ii) 98,534 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(15)
Consists of 27,886 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020.

(16)
Consists of an aggregate of (i) 6,452,943 shares of HoldCo common stock, (ii) 6,086 restricted stock units which have already vested and settled into HoldCo common stock or will have vested and settled into HoldCo common stock within 60 days of August 31, 2020, (iii) 1,002,566 shares of HoldCo common stock underlying outstanding options which will have vested within 60 days of August 31, 2020, and (v) 948 shares of HoldCo common stock issuable upon the conversion of an outstanding warrant, held by an aggregate of 16 executive officers and directors.

DIRECTORS AND EXECUTIVE OFFICERS OF RAREGEN
The following table sets forth the name, age as of August 31, 2020 and position of each of RareGen’s directors and executive officers. The following also includes certain information regarding such directors’ and current executive officers’ individual experience, qualifications, attributes and skills. The business address for all of RareGen’s directors and current executive officers is c/o PBM Capital Group, LLC, 200 Garrett Street, Suite S, Charlottesville, Virginia 22902.
Name	Age	Position
Damian deGoa	42	Chief Executive Officer and Director
Scott Moomaw	50	Chief Operating Officer
Roger A. Jeffs, Ph.D.	58	Director
Paul B. Manning	64	Director
Damian deGoa
Mr. deGoa has served as Chief Executive Officer of RareGen since September 2018 and is a PBM Capital Group director designee pursuant to RareGen’s operating agreement. Prior to September 2018, Mr. deGoa was a Principal of PBM Capital Group where he led several portfolio investments, divestments and operations. From 2015 to 2017, Mr. deGoa served as Chief Executive Officer of Breas Medical Group, a PBM Capital portfolio company, and subsequently served as a director of Breas Medical Group from 2017 to 2020. Prior to joining PBM Capital Group, Mr. deGoa held various roles at Perrigo Company including Head of International Business Development, Divisional Finance Lead for Perrigo Company’s nutrition segment and Director of Corporate Development and Rx Business Development. Mr. deGoa holds a Bachelor of Arts in Economics and Philosophy from the University of Michigan and a Master’s in Business Administration in Finance from DePaul University.
Scott Moomaw
Please see Mr. Moomaw’s biography on page 152 of this proxy statement/prospectus under the section entitled “Directors and Officers of HoldCo Following Completion of the Merger Transaction: Executive Officers”.
Roger A. Jeffs, Ph.D.
Please see Dr. Jeffs’ biography on page 145 of this proxy statement/prospectus under the section entitled “Directors and Officers of HoldCo Following Completion of the Merger Transaction: Class I Directors Continuing in Office Until the 2022 Annual Meeting.” Dr. Jeffs has served as a RareGen director since August 2018 and is Serendipity’s director designee pursuant to RareGen’s operating agreement.
Paul B. Manning
Please see Mr. Manning’s biography on page 144 of this proxy statement/prospectus under the section entitled “Directors and Officers of HoldCo Following Completion of the Merger Transaction: Class III Directors Continuing in Office Until the 2021 Annual Meeting.” Mr. Manning has served as a RareGen director since August 2018 and is a PBM Capital Group director designee pursuant to RareGen’s operating agreement.
Executive Compensation
Summary of Cash and Certain Other Compensation
The following table sets forth all compensation received for services rendered to RareGen in all capacities from RareGen’s inception until the fiscal year ended December 31, 2019 by (i) each person who served as Chief Executive Officer of RareGen during the year ended December 31, 2019 and (ii) each of the other executive officers of RareGen who were serving as executive officers at December 31, 2019 and whose total compensation exceeded $100,000.

Name and principal position	Year	Salary ($)	Bonus ($)	All other compensation ($)(5)	Total ($)
Damian deGoa	2019	300,000	30,000(2)	5,737	335,737
Chief Executive Officer(6)	2018	81,923(1)	30,000(3)	—	111,923
Scott Moomaw.	2019	300,000	40,000(4)	5,600	345,600
Chief Operating Officer(7)	2018	111,538(1)	—	500	112,038

(1)
Represents the pro-rated portion of the executive’s annual salary. RareGen was incorporated in Delaware on July 16, 2018.

(2)
Represents a bonus earned as a result of RareGen generating $2,000,000 of revenue.

(3)
Represents a sign-on bonus.

(4)
Represents a discretionary bonus paid to the executive in 2020 for his performance in 2019.

(5)
Represents amounts paid to the executive by RareGen pursuant to RareGen’s 401(k) matching program.

(6)
Mr. deGoa has served as RareGen’s Chief Executive Officer since September 21, 2018.

(7)
Mr. Moomaw has served as RareGen’s Chief Operating Officer since August 7, 2018.

Narrative Disclosure to Summary Compensation Table
Base Salary
Messrs. deGoa and Moomaw receive a base salary to compensate them for services rendered to RareGen. The base salary payable to each such executive is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Pursuant to Messrs. deGoa’s and Moomaw’s employment agreements, base salary is subject to adjustment as determined by the RareGen board of directors based on RareGen policy and the executive’s contributions to RareGen’s business.
Bonuses
Prior to such date that RareGen members have received, in the aggregate, distributions from RareGen in an amount equal to their aggregate capital contributions to RareGen, or $25 million, which date is referred to as the “Payback Date,” each of Messrs. deGoa and Moomaw shall be entitled to receive an annual cash bonus with respect to each calendar year during their respective employment, to be calculated as a percentage of RareGen’s “Net Income” (as defined below) in the applicable calendar year. Specifically, prior to the Payback Date (i) for the first $30 million of Net Income in a calendar year, (ii) for that portion of the Net Income in such calendar year that exceeds $30 million and is less than or equal to $60 million and (iii) for that portion of the Net Income in such calendar year that exceeds $60 million, each of Messrs. deGoa and Moomaw shall receive 0.50%, 1.00% and 1.50% of RareGen’s Net Income, respectively. Following the Payback Date, the respective percentages of Net Income in each of (i), (ii) and (iii) which Messrs. deGoa and Moomaw are entitled to receive increases to 2.00%, 2.50% and 3.00%, respectively.
“Net Income” is defined in each executive’s employment agreement as, for any calendar year, the net income of RareGen as determined by GAAP, minus (i) all cash reserves reasonably set aside by the RareGen board of directors in its sole and absolute discretion to fund working capital, capital expenditures, acquisitions and future contingencies or to otherwise accomplish RareGen’s business, plus (ii) any amounts previously set aside as reserves, deemed by the RareGen board of directors to no longer be required to be maintained as reserves, minus (iii) the amount by which the Net Income in the immediately preceding calendar year was less than $0.
Other Compensation
Since RareGen’s formation, it has offered employee benefits to its employees under group benefit plans with PBM Capital Group and other affiliated entities. RareGen contributes to the PBM Pharmaceuticals,

Inc. 401(k) Plan by matching employee contributions. RareGen has no pension benefits, nonqualified defined contribution or other nonqualified deferred compensation plans for its employees.
deGoa and Moomaw Employment Agreements
RareGen entered into an employment agreement with Mr. Moomaw, RareGen’s Chief Operating Officer, on August 7, 2018 and with Mr. deGoa, RareGen’s Chief Executive Officer, on September 21, 2018, which we refer to together as the “RareGen Employment Agreements” and individually as a “RareGen Employment Agreement”, pursuant to which Messrs. Moomaw and deGoa are each entitled to receive an annual base salary of $300,000. Please also see the description of Messrs. Moomaw’s and deGoa’s annual cash bonuses on page 161 of this proxy statement/prospectus under the section entitled “Bonuses.” Pursuant to each RareGen Employment Agreement, Messrs. deGoa and Moomaw are employed by RareGen on an “at will” basis until such employment is terminated by either party. The RareGen Employment Agreements are governed by the laws of the Commonwealth of Virginia.
The RareGen Merger constitutes a Sale Transaction (defined below) under the RareGen Employment Agreements. In the event of a Sale Transaction, Messrs. Moomaw and deGoa are eligible to receive a one-time bonus equal to two percent and four percent, respectively, of the Net Sales Proceeds (defined below). The amounts to be paid to Messrs. deGoa and Moomaw due to the consummation of the Merger Transaction are included in the transaction expenses to be paid by RareGen’s members and cannot be calculated until closing. Neither Mr. Moomaw nor Mr. deGoa are eligible to receive any further bonuses in the event of a Sale Transaction. Any bonus paid in the event of a Sale Transaction is paid in lieu of, and not in addition to, any bonus that the executive would have otherwise been eligible to receive.
“Net Sales Proceeds” is defined in the RareGen Employment Agreements as the total amount of cash and the fair market value of other property actually paid to the members of RareGen in their capacity as such in connection with a Sale Transaction. If all or any portion of the Net Sales Proceeds are (i) subject to increase by contingent payments related to future events (including any such contingent payments held in escrow), (ii) of a determined amount but are to be paid over time, or (iii) held by RareGen as reserves for potential liabilities or future contingencies, the portion of the bonus payable in the event of a Sales Transaction shall be payable as and when such payments are made to RareGen’s members, regardless of the date on which made.
“Sale Transaction” is defined in the RareGen Employment Agreements as the date on which RareGen closes a transaction pursuant to which: (A) any person, including a “group” as defined below, will acquire ownership of all or substantially all of RareGen’s equity, excluding any acquisition of stock by a person or group of persons who were members of RareGen immediately prior to such acquisition; or (B) any person, including a “group” as defined below, will acquire all or substantially all of the assets of RareGen. For purposes of this definition, the term “group” has the same meaning as in Section 13(d)(3) of the Exchange Act.
Messrs. Moomaw and deGoa have each agreed under the RareGen Employment Agreements that all information, whether or not in writing, relating to the business, technical or financial affairs of RareGen is exclusive property of RareGen. Each executive further agreed to customary (i) confidentiality provisions, (ii) invention assignment provisions; (iii) non-competition restrictions during their employment and for a period of six months after the expiration or termination of their employment; and (iv) non-solicitation restrictions during their employment and for a period of 12 months after the expiration or termination of their employment.
The RareGen Employment Agreements provide that Messrs. Moomaw and deGoa may terminate their employment for any reason with at least 30 days’ notice prior to the effective date of termination and are entitled to their base salary and benefits otherwise payable through the last day of their employment. RareGen may elect to terminate each executive’s employment at any time during such 30-day notice period. Messrs. Moomaw and deGoa are not entitled to receive any other compensation or benefits upon such termination.
RareGen may terminate the RareGen Employment Agreements with Cause (defined below), or upon such executive’s permanent disability upon written notice to Messrs. Moomaw and deGoa, as applicable. In such instance, the executive is entitled to receive his base salary and benefits otherwise payable through the last day of their employment by RareGen and are not entitled to receive any other compensation or benefits. Upon the executive’s death, his employment will terminate immediately and RareGen will not have any further liability or obligation to such executive other than any accrued but unpaid salary through the date of the executive’s death.
“Cause” is defined in the RareGen Employment Agreements as (i) the executive’s embezzlement, theft, fraud, misappropriation of any business opportunity of RareGen, gross negligence, or a breach of any fiduciary duty owned to RareGen, (ii) intentional misconduct involving RareGen or any of its suppliers or customers that adversely affects or may so affect the business or reputation of RareGen, (iii) conviction of the executive of a felon or entry of a pleading of guilty or nolo contendere by the executive to any felony; (iv) the RareGen board of directors’ good faith finding of the executive’s continued failure to perform his duties and responsibilities to RareGen that remains uncured for 30 days after receipt of written notice of such finding, (v) the executive’s unauthorized use or disclosure of any of RareGen’s proprietary information or trade secrets or any information entrusted to RareGen by a supplier, customer or other third party (except disclosures made in good faith in the ordinary course of business, consistent with past practices) and (vi) the RareGen board of directors’ good faith finding of the executive’s material breach of or default under any of his obligations under any written agreements with RareGen (including the RareGen Employment Agreement).
RareGen may terminate either RareGen Employment Agreement without Cause (including any termination without Cause after a change of control of RareGen) with thirty (30) days’ written notice to Messrs. Moomaw or deGoa, as applicable. In such instance, Messrs. Moomaw and deGoa are entitled to receive a severance payment equal to any annual cash bonus as described on page 161 of this proxy statement/prospectus under the section entitled “Bonuses” that would have been payable if the calendar year had ended on the same date on which the executive’s employment terminates; provided that such executive shall not be entitled to any severance payments unless he executes a severance agreement releasing any and all claims he may have against RareGen.
It is a condition precedent to our consummation of the Merger Transaction that Mr. deGoa’s RareGen Employment Agreement be terminated as of the effective time of the Merger Transaction, and RareGen shall not have any severance or bonus obligations pursuant to Mr. deGoa’s employment agreement as of such effective time.
Director Compensation
Members of the RareGen board of directors do not receive compensation for their services as directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF RAREGEN
The RareGen board of directors is responsible for reviewing and approving all material transactions with any related party on a continuing basis. Related parties can include any of RareGen’s directors, officers, holders of five percent or more of its equity and their immediate family members. RareGen may not enter into a related person transaction unless the RareGen board of directors has reviewed and approved such transaction. RareGen believes the transactions set forth below were executed on terms no less favorable to us than RareGen could have obtained from unaffiliated third parties.
See the section entitled “Directors and Executive Officers of RareGen” beginning on page 160 above for a discussion of executive compensation, RareGen’s named executive officers’ employment agreements and director compensation.
The following is a description of all transactions since RareGen was incorporated on July 16, 2018, to which RareGen has been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of RareGen’s directors, executive officers or holders of more than five percent of RareGen’s equity, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
PBM Services Agreement
Pursuant to that certain Services Agreement with PBM Capital Group, dated August 7, 2018 and as amended on April 1, 2019, or the Services Agreement, PBM Capital Group is retained by RareGen to provide certain services including but limited to: (i) strategy and business development, (ii) operations management, (iii) contract negotiation and review, (iv) processing purchase orders issued by RareGen, (v) establishing, maintaining and administering benefit plans, (vi) maintaining financial books and records of RareGen and (vii) furnishing such other services as are incidental to the foregoing or usually or customarily furnished by a financial manager. RareGen pays a fee of $20,000 per month for the services provided by PBM Capital Group. PBM Capital Group is an affiliate of PBM Capital Finance, a holder of 70.65% of RareGen’s equity, and Paul Manning, a RareGen director, is the Chief Executive Officer and sole beneficial owner of PBM Capital Group.
The Services Agreement automatically renews for successive one-year periods after the expiration of the initial term on August 7, 2019. However, the Services Agreement may be terminated by either party at any time, with or without cause with 60 days’ advance written notice.
Pursuant to the Merger Agreement, the Services Agreement shall be terminated or, by agreement of us, RareGen and PBM Capital Group, amended and restated, in either case as of the effective time of the Merger Transaction
Director and Officer Indemnification
RareGen’s operating agreement contains provisions limiting the liability of its officers and directors relating to any act or failure to act on behalf of RareGen which has resulted in any loss or damage suffered by RareGen, absent such person’s gross negligence, fraud, willful misconduct or knowing violation of criminal law, which is referred to herein as indemnifiable losses. RareGen’s operating agreement also requires RareGen to indemnify its officers and directors for such indemnifiable losses, and to advance amounts incurred by such director or officer in defending any proceeding, with such amounts to be repaid by the director or officer if such person is ultimately adjudicated to be ineligible for indemnification. In addition, RareGen has entered into agreements to indemnify Mr. Moomaw and Dr. Jeffs. These indemnification agreements, among other things, require RareGen to indemnify Mr. Moomaw and Dr. Jeffs for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by them arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at RareGen’s request and out of any claim of breach or alleged breach of any obligations of Mr. Moomaw and Dr. Jeffs to United Therapeutics Corporation. For more information regarding director and officer indemnification, see the section entitled “The Merger Agreement — Indemnification and Insurance” on page 135.
RareGen also maintains a general liability insurance policy that covers certain liabilities of directors and officers of RareGen arising out of claims based on acts or omissions in their capacities as directors or officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us or HoldCo pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and therefore may be unenforceable.

DESCRIPTION OF HOLDCO CAPITAL STOCK FOLLOWING COMPLETION OF THE MERGER TRANSACTION
This section describes the material terms of the capital stock of HoldCo under its certificate of incorporation and bylaws that will be in effect immediately after the Merger Transaction is completed. The HoldCo certificate of incorporation is identical to our amended and restated certificate of incorporation, as amended, currently in effect, other than (i) the company name and (ii) the number of shares of common stock authorized thereunder, with our company having 60,000,000 shares of our common stock authorized and HoldCo having 80,000,000 shares of its common stock authorized. The HoldCo bylaws are identical to our amended and restated bylaws currently in effect, other than the company name and the inclusion of a federal exclusive forum provision for claims arising under the Securities Act. This section also summarizes relevant provisions of the DGCL. The terms of HoldCo’s certificate of incorporation and bylaws, as well as the terms of the DGCL, are more detailed than the general information provided below. Therefore, you should carefully consider the actual provisions of these documents and the DGCL. The HoldCo amended and restated certificate of incorporation and HoldCo bylaws are each attached as exhibits to this proxy statement/prospectus.
General
The total number of shares of capital stock that HoldCo has authorized is 90,000,000, divided into two classes consisting of (i) 80,000,000 shares of common stock, $0.001 par value per share, and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share.
Common Stock
The holders of HoldCo common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. At a meeting of stockholders at which a quorum is present, for all matters other than the election of directors, an affirmative vote of the majority of shares entitled to vote on a matter and that are represented either in person or by proxy at a meeting of stockholders decides all questions, unless the matter is one upon which a different vote is required by express provision of law or HoldCo’s certificate of incorporation or bylaws, each as may be amended from time to time. The holders of HoldCo common stock are entitled to receive ratably those dividends, if any, that may be declared from time to time by HoldCo’s board of directors out of funds legally available, subject to preferences that may be applicable to preferred stock, if any, then outstanding. In the event of a liquidation, dissolution or winding up of HoldCo, the holders of common stock will be entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding. The HoldCo common stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of HoldCo common stock are fully paid and non-assessable.
Preferred Stock
The HoldCo board of directors is authorized to issue preferred stock in one or more series, to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of these shares and any qualifications, limitations or restrictions thereof. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of HoldCo without further action by the stockholders and may adversely affect the voting and other rights of the holders of HoldCo common stock. The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of HoldCo common stock, including the loss of voting control to others. At present, HoldCo has no plans to issue any of the preferred stock.
Warrants
As of August 31, 2020, we had outstanding warrants to purchase an aggregate of 106,274 shares of our common stock at an exercise price of $0.0168 per share. These warrants expire on December 31, 2026. Upon consummation of the Merger Transaction, HoldCo will assume these warrants, which will become exercisable for HoldCo common stock at the same exercise price and on the same other terms as contained in our warrants.

Registration Rights
Pursuant to a Limited Waiver and Modification to the Merger Agreement dated as of August 3, 2020, HoldCo has agreed to file with the SEC a resale registration statement as promptly as practicable following the closing of the Merger Transaction to register for resale the shares of HoldCo common stock issuable to RareGen members in the Merger Transaction. HoldCo has agreed to use reasonable best efforts to cause the resale registration statement to be declared effective within 60 days following the closing date of the Merger Transaction.
Additionally, we entered into a Seventh Amended and Restated Investors’ Rights Agreement, or IRA, on February 2, 2018 with our then-largest stockholders. Subject to the terms of this agreement, Holders, as defined in the Seventh Amended and Restated IRA, of shares having registration rights, or Registrable Securities, as defined in the Seventh Amended and Restated IRA, can demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing, until the earliest to occur of: (i) five years following the consummation of our initial public offering, or July 30, 2023, (ii) as to any Holder, such earlier time after our initial public offering at which such Holder can sell all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) in a single three (3)-month period without registration in compliance with Rule 144 of the Securities Act or (iii) after the consummation of a “Liquidation Event,” as defined in the Seventh Amended and Restated IRA.
Pursuant to the IRA, the IRA shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, including HoldCo as our successor following consummation of the Merger Transaction.
Demand Registration Rights.   At any time after six months following the closing of our initial public offering, or January 30, 2019, subject to certain exceptions set forth in the Seventh Amended and Restated IRA, if the Holders of at least a majority of the common stock issued upon conversion of the Series C, Series C-1 and Series D preferred stock, or the Required Holders, demand that we file a registration statement covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $10 million, we are required to use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities requested to be registered.
Form S-3 Registration Rights.   If we receive from the Holders of Registrable Securities a written request that we effect a registration on Form S-3, we are required to provide written notice of the proposed registration to all other Holders and use all commercially reasonable efforts to effect the registration of such shares on Form S-3; provided, however, that such Form S-3 registration right is subject to a number of exceptions, such as us being eligible to use Form S-3 at the time such Form S-3 registration request is made, the proposed sale of Registrable Securities to be registered on Form S-3 having an aggregate price to the public (net of any underwriters’ discounts or commissions) of at least $5 million and us not being required to file more than two registration statements on Form S-3 in a 12-month period. Furthermore, we have the ability to delay the filing of a registration statement under specified conditions, such as for a period of time following the effective date of a prior registration statement, if our board of directors deems it detrimental to us and our stockholders to delay the filing. Such postponements cannot exceed 90 days during any 12-month period and cannot be made more than once in any 12-month period.
Piggyback Registration Rights.   If we propose to register any of our securities under the Securities Act in connection with the public offering of such securities, we are required to, at such time, promptly give each Holder party to the Seventh Amended and Restated IRA written notice of such registration. Upon the written request of each such Holder given within 20 days after receipt of our registration notice, we are required to use all commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each holder requests to be registered. In connection with any such offering, we are not required to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed between us and the underwriters selected by us and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by us. If marketing factors require a limitation of the number of shares to be underwritten, then the number of shares that may be included in the underwriting will be allocated, first, to us; second, to the Holders other than the Common

Holders on a pro rata basis based on the total number of Registrable Securities held by such Holders; third, to the Common Holders on a pro rata basis based on the total number of Registrable Securities held by the Common Holders; and fourth, to any stockholder other than a Holder and/or Common Holder on a pro rata basis.
Expenses of Registration.   We will pay all expenses, other than underwriting discounts and commissions, related to any demand, Form S-3 or piggyback registration, including without limitation all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for us and the reasonable fees and disbursements of one counsel for the selling Holders, not to exceed $50,000.
Indemnification.   The Seventh Amended and Restated IRA contains customary cross-indemnification provisions under which we are obligated to indemnify the selling stockholders in the event of material misstatements or omissions or other “Violation,” as defined in the Seventh Amended and Restated IRA, in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions or other Violation attributable to them.
Termination of Registration Rights.   All registration rights granted under the IRA will terminate on the fifth anniversary of the completion of our initial public offering, or July 30, 2023.
Anti-Takeover Effects of HoldCo’s Charter and Bylaws and Delaware Law
Some provisions of the DGCL and HoldCo’s certificate of incorporation and bylaws could make the following transactions more difficult:
• acquisition of HoldCo by means of a tender offer, a proxy contest or otherwise; and
• removal of HoldCo’s incumbent officers and directors.
These provisions, summarized below, are expected to discourage and prevent coercive takeover practices and inadequate takeover bids. These provisions are designed to encourage persons seeking to acquire control of HoldCo to negotiate first with the HoldCo board of directors. They are also intended to provide HoldCo management with the flexibility to enhance the likelihood of continuity and stability if the HoldCo board of directors determines that a takeover is not in the best interests of its stockholders. These provisions, however, could have the effect of discouraging attempts to acquire HoldCo, which could deprive HoldCo’s stockholders of opportunities to sell their shares of HoldCo common stock at prices higher than prevailing market prices. HoldCo believes that the benefits of these provisions, including increased protection of HoldCo’s potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure HoldCo, outweigh the disadvantages of discouraging takeover proposals, because negotiation of takeover proposals could result in an improvement of their terms.
Election and Removal of Directors
HoldCo’s certificate of incorporation and bylaws contain provisions that establish specific procedures for appointing and removing members of the HoldCo board of directors. Under HoldCo’s certificate of incorporation and bylaws, the HoldCo board of directors consists of three classes of directors: Class I, Class II and Class III. A nominee for director shall be elected to the HoldCo board of directors upon a plurality of the votes cast by the stockholders entitled to vote at the election. Each director will serve a three-year term and will stand for election upon the third anniversary of the annual meeting at which such director was elected. In addition, HoldCo’s certificate of incorporation and bylaws provide that vacancies and newly created directorships on the HoldCo board of directors may be filled only by a majority of the directors then serving on the board. Under HoldCo’s certificate of incorporation, directors may be removed by the stockholders only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of HoldCo’s capital stock entitled to vote generally in the election of directors, voting together as a single class.
Authorized but Unissued Shares.   The authorized but unissued shares of common stock and preferred stock are available for future issuance without any further vote or action by HoldCo’s stockholders. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock and preferred stock could render more difficult or discourage an attempt to obtain control over HoldCo by means of a proxy contest, changes in HoldCo’s management, tender offer, merger or otherwise. In particular, the authorization of undesignated preferred stock makes it possible for the HoldCo board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of HoldCo.
Stockholder Action; Advance Notification of Stockholder Nominations and Proposals.   HoldCo’s certificate of incorporation and bylaws require that any action required or permitted to be taken by its stockholders must be effected at a duly called annual or special meeting of stockholders and does not allow for stockholders to act by written consent without a meeting. In addition, HoldCo’s bylaws provide that candidates for director may be nominated and other business brought before an annual meeting only by the HoldCo board of directors or by a stockholder who gives written notice to HoldCo no later than 90 days prior to nor earlier than 120 days prior to the first anniversary of the last annual meeting of stockholders. These provisions may have the effect of deterring unsolicited offers to acquire HoldCo or delaying changes in HoldCo’s management, which could depress the market price of the common stock.
Special Stockholder Meetings.   Under HoldCo’s certificate of incorporation and bylaws, only the HoldCo board of directors, the Chairman of the board of directors or HoldCo’s Chief Executive Officer may call special meetings of stockholders.
Delaware Anti-Takeover Law.   HoldCo is subject to Section 203 of the DGCL, which is an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date that the person became an interested stockholder, unless the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a business combination includes a merger, asset or stock sale, or another transaction resulting in a financial benefit to the interested stockholder. Generally, an interested stockholder is a person who, together with affiliates and associates, owns 15% or more of the corporation’s voting stock. The existence of this provision may have an anti-takeover effect with respect to transactions that are not approved in advance by the HoldCo board of directors, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by stockholders.
No Cumulative Voting.   Under Delaware law, cumulative voting for the election of directors is not permitted unless a corporation’s certificate of incorporation authorizes cumulative voting. HoldCo’s certificate of incorporation does not provide for cumulative voting in the election of directors. Cumulative voting allows a minority stockholder to vote a portion or all of its shares for one or more candidates for seats on the HoldCo board of directors. Without cumulative voting, a minority stockholder will not be able to gain as many seats on the HoldCo board of directors based on the number of shares of HoldCo stock the stockholder holds as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on the HoldCo board of directors to influence its decision regarding a takeover.
Amendment of Charter Provisions.   The amendment of certain of the above provisions in HoldCo’s certificate of incorporation and bylaws requires approval by holders of at least a majority of HoldCo’s outstanding capital stock entitled to vote generally in the election of directors.
These and other provisions could have the effect of discouraging others from attempting hostile takeovers, and, as a consequence, they may also inhibit temporary fluctuations in the market price of the common stock that often result from actual or rumored hostile takeover attempts. These provisions may also have the effect of preventing changes in HoldCo’s management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.
Exclusive Forum
HoldCo’s certificate of incorporation and bylaws provides that, unless HoldCo consents in writing to the selection of an alternate forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for any (1) derivative action or proceeding brought on behalf of HoldCo, (2) action asserting a claim of breach of a fiduciary duty owed by any director or officer of HoldCo to HoldCo or its stockholders, (3) action asserting a claim against HoldCo arising pursuant to any provision of the DGCL or HoldCo’s certificate of incorporation or bylaws or (4) action asserting a claim against HoldCo governed by the internal affairs doctrine; provided, that, this provision would not apply to suits brought to enforce a duty or liability created by the Securities Act or Exchange Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of HoldCo shall be deemed to have notice of and consented to the state forum provisions in HoldCo’s certificate of incorporation and bylaws. However, the enforceability of similar forum provisions in other companies’ certificates of incorporation has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be unenforceable.
HoldCo’s bylaws also provides that, unless HoldCo consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. This provision, however, does not apply to a cause of action arising under the Exchange Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of HoldCo shall be deemed to have notice of and consented to the federal forum provisions in HoldCo’s bylaws.
Transfer Agent
The transfer agent and registrar for our common stock, and HoldCo’s common stock following consummation of the Merger Transaction, is Computershare Trust Company, N.A., with an address of 250 Royall Street, Canton, MA 02021.
Listing
HoldCo’s common stock will be listed on the Nasdaq Capital Market under the symbol “LQDA” following consummation of the Merger Transaction.

COMPARISON OF STOCKHOLDER AND UNITHOLDER RIGHTS
General
We are incorporated under the laws of the State of Delaware as a corporation and the rights of our stockholders are governed by the laws of the State of Delaware, including the Delaware General Corporation Law, or the DGCL, our amended and restated certificate of incorporation, as amended, and our amended and restated bylaws. RareGen is formed under the laws of the State of Delaware as a limited liability company and the rights of RareGen unitholders are governed by the DLLCA and RareGen’s operating agreement, effective August 6, 2018, as amended, or the operating agreement. As a result of the Merger Transaction, our stockholders and RareGen unitholders who receive shares of HoldCo common stock will become HoldCo stockholders. HoldCo is incorporated under the laws of the State of Delaware and the rights of HoldCo stockholders will be governed by the laws of the State of Delaware, including the DGCL, HoldCo’s certificate of incorporation and HoldCo’s bylaws. As a result, the rights of our stockholders and RareGen unitholders who become HoldCo stockholders will continue to be governed by the laws of the State of Delaware (although in the case of RareGen, under the DGCL and not the DLLCA) but will also be governed by HoldCo’s certificate of incorporation and HoldCo’s bylaws.
As our successor following the closing of the Merger Transaction, the certificate of incorporation and bylaws of HoldCo are substantially identical to our amended and restated certificate of incorporation, as amended, and amended and restated bylaws. The only changes between the governing documents of our company and HoldCo are (i) the company name, (ii) the number of shares of HoldCo common stock authorized under the HoldCo certificate of incorporation (80,000,000 shares) versus the number of shares of our common stock currently authorized under our amended and restated certificate of incorporation, as amended (60,000,000 shares), and (iii) the addition of an exclusive federal forum provision in HoldCo’s bylaws for the resolution of any complaint asserting a cause of action arising under the Securities Act. As such, the rights of our stockholders contained in our amended and restated certificate of incorporation, as amended, and amended and restated bylaws will not substantially change following the Merger Transaction. See “Description of HoldCo Capital Stock Following Completion of the Merger Transaction” on page 166 for more information.
The following comparison of stockholder and unitholder rights is based on the certificate of incorporation and bylaws of HoldCo that are currently in effect and will be in effect following the completion of the Merger Transaction. The following discussion is not intended to provide a comprehensive discussion of each company’s governing documents and is qualified in its entirety by reference to HoldCo’s certificate of incorporation and bylaws attached to the registration statement of which this proxy statement/prospectus is a part as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein. Copies of Liquidia’s governing documents have been filed with the SEC. We encourage you to read the governing documents and relevant provisions of the DGCL and the DLLCA.
Authorized Capital Stock; Authority to Issue Capital Stock
HoldCo.   Under HoldCo’s certificate of incorporation, HoldCo is authorized to issue 90,000,000 shares of capital stock, consisting of (i) 80,000,000 shares of common stock, $0.001 par value per share, and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share.
Liquidia Technologies.   Under our amended and restated certificate of incorporation, as amended, we are authorized to issue 70,000,000 shares of capital stock, consisting of (i) 60,000,000 shares of common stock, $0.001 par value per share and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share.
RareGen.   RareGen is authorized to issue common units. Under RareGen’s operating agreement, the RareGen board of directors is authorized with any vote, consent or approval of any class or series of units as may be required, to issue additional units, and designate such units as a previously authorized and/or outstanding class or series, or a new class or series of units, (i) by amending the operating agreement and/or (ii) entering into another agreement to provide for the designations, powers, rights and privileges, and the relative, participating, optional or other special rights of any such new class or series of units, and any qualifications, limitations and restrictions thereof.

Stockholder/Unitholder Rights Plan
HoldCo.   HoldCo does not have a stockholder rights plan in place.
Liquidia Technologies.   We do not have a stockholder rights plan in place.
RareGen.   RareGen does not have a unitholder rights plan in place.
Number of Directors; Classification of Board Directors
HoldCo.   The DGCL provides that a corporation’s board of directors must consist of one or more individuals, with the number fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number, in which case a change in the number of directors will be made only by amendment of the certificate. The DGCL further provides that directors need not be stockholders of the corporation unless the corporation’s certificate of incorporation or bylaws so provide. The certificate of incorporation and bylaws may also prescribe other qualifications for directors. HoldCo’s bylaws provide that its board of directors shall consist of not less than three nor more than 11 members. The number of directors may be decreased at any time by a majority vote of the directors then in office, but only to eliminate vacancies existing by reason of death, resignation, removal or expiration of the term of one or more directors. Under HoldCo’s certificate of incorporation and bylaws, the HoldCo board of directors consists of three classes of directors: Class I, Class II and Class III. A nominee for director shall be elected to the HoldCo board of directors upon a plurality of the votes cast by the stockholders entitled to vote at the election. Each director will serve a three-year term and will stand for election upon the third anniversary of the annual meeting at which such director was elected.
Liquidia Technologies.   Our amended and restated bylaws provide that its board of directors shall consist of not less than three nor more than 11 members. The number of directors may be decreased at any time by a majority vote of the directors then in office, but only to eliminate vacancies existing by reason of death, resignation, removal or expiration of the term of one or more directors. Under our amended and restated certificate of incorporation, as amended, and amended and restated bylaws, our board of directors consists of three classes of directors: Class I, Class II and Class III. A nominee for director shall be elected to our board of directors upon a plurality of the votes cast by the stockholders entitled to vote at the election. Each director will serve a three-year term and will stand for election upon the third anniversary of the annual meeting at which such director was elected.
RareGen.   The DLLCA provides that unless provided in a limited liability company agreement, the management of a limited liability company is vested in its members in proportion to the then current percentage or other interest of members in the profits of the limited liability company. RareGen’s operating agreement vests RareGen’s management in a board of directors. The board of directors shall be comprised of (i) one director designated by Serendipity, who shall initially be Roger Jeffs and (ii) two directors designated by PBM Capital Finance, who shall initially be Paul Manning and Damian deGoa. Serendipity agrees that it shall not designate any person to be a director other than Roger Jeffs or an individual who is approved in writing by PBM Capital Finance, which approval shall not be unreasonably withheld. PBM agrees that it shall not designate any person to be a director other than Paul Manning, Damian deGoa, another officer of PBM Capital Group or any other individual who is approved in writing by Serendipity, which approval shall not be unreasonably withheld.
Vacancies on the Board and Newly Created Directorships
HoldCo.   The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. HoldCo’s certificate of incorporation and bylaws provide that vacancies and newly created directorships on the HoldCo board of directors may be filled only by a majority of the directors then serving on the board.
Liquidia Technologies.   Our amended and restated certificate of incorporation, as amended, and amended and restated bylaws provide that vacancies and newly created directorships on our board of directors may be filled only by a majority of the directors then serving on the board.

RareGen.   RareGen’s operating agreement provides that any vacancy for any reason shall be filled in accordance with the board of director composition requirements as provided for in the operating agreement. See “ — Number of Directors; Classification of Board Directors” on page 172.
Removal of Directors
HoldCo.   The DGCL provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except in certain circumstances. HoldCo’s certificate of incorporation provides that, subject to the rights of the holders of any series of preferred stock then outstanding, directors may be removed by the stockholders only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of HoldCo’s capital stock entitled to vote generally in the election of directors, voting together as a single class.
Liquidia Technologies.   Our amended and restated certificate of incorporation, as amended, provides that, subject to the rights of the holders of any series of preferred stock then outstanding, directors may be removed by the stockholders only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.
RareGen.   RareGen’s operating agreement provides that no director may be removed from office without cause except by the member that designated such director. A director may be removed at any time, with or without cause, by the member entitled to designate such director.
Quorum for Meetings of Stockholders or Unitholders
HoldCo.   The DGCL generally provides that a quorum for a stockholder meeting consists of a majority of shares entitled to vote present in person or represented by proxy at such meeting, unless the certificate of incorporation or bylaws of the corporation provide otherwise. HoldCo’s bylaws provide that the holders of a majority of the shares of the capital stock of HoldCo entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.
Liquidia Technologies.   Our amended and restated bylaws provide that the holders of a majority of the shares of our capital stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.
RareGen.   The DLLCA provides that a limited liability company agreement may set forth provisions relating to quorum requirements for any meeting at which any matter is to be voted on by any members. The RareGen operating agreement provides that any number of members together possessing a majority of the total issued and outstanding units shall constitute a quorum for the purpose of conducting a meeting of the members and transacting business.
Voting Rights and Required Vote Generally
HoldCo.   The DGCL provides that unless otherwise provided in a corporation’s certificate of incorporation, each stockholder is entitled to one vote for each share of capital stock held by such stockholder. The DGCL further provides that unless a corporation’s certificate of incorporation or bylaws otherwise provides, directors of a corporation are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election at a stockholders meeting at which a quorum is present. Except as otherwise required by the DGCL or by the certificate of incorporation or bylaws, under the DGCL, all matters brought before a stockholder meeting require the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting at a stockholders meeting at which a quorum is present. HoldCo’s bylaws and certificate of incorporation provide that each stockholder has one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law.
Liquidia Technologies.   Our amended and restated bylaws and amended and restated certificate of incorporation, as amended, provide that each stockholder has one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law.
RareGen.   The DLLCA provides that a limited liability company agreement may grant voting by members on a per capita, number, financial interest, class, group or any other basis. Under RareGen’s operating agreement, common units are entitled to one vote per common unit on any matter voted upon by the members of RareGen, and all actions of the members are decided by the vote of a majority of the units, with all units possessing voting rights voting together as one class. Furthermore, RareGen’s operating agreement provides that no member shall have any right to vote, approve or consent to any matter or transaction involving RareGen, and there shall be no requirement that any meetings of the members be called or held for any purpose.
Votes on Mergers, Consolidations, Sales or Leases of Assets and Certain Other Transactions
HoldCo.   Under the DGCL, a merger, consolidation or sale of all or substantially all of a corporation’s assets generally must be approved by a majority of the outstanding stock of the corporation entitled to vote thereon. HoldCo’s certificate of incorporation and bylaws do not modify these provisions of the DGCL with regard to common stock.
Liquidia Technologies.   Our amended and restated certificate of incorporation, as amended, and amended and restated bylaws do not modify the provisions of the DGCL with regard to common stock.
RareGen.   Under RareGen’s operating agreement, the unanimous approval of all of the board of directors is required to enter into any joint venture, merging or selling or leasing all or substantially of RareGen’s assets or business, regardless of the form of transaction. All powers of RareGen are vested exclusively in the board of directors, and the board of directors have no duty or obligation to consult with or seek the advice of the members in connection with the conduct of RareGen’s business.
Business Combination Statutes
HoldCo.   Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in a “business combination” with an interested stockholder for a period of three years following the date that the person became an interested stockholder, unless the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a business combination includes a merger, asset or stock sale, or another transaction resulting in a financial benefit to the interested stockholder. Generally, an interested stockholder is a person who, together with affiliates and associates, owns 15% or more of the corporation’s voting stock. HoldCo has not opted out of the protections of Section 203 of the DGCL.
Liquidia Technologies.   We have not opted out of the protections of Section 203 of the DGCL.
RareGen.   There is no business combination statute provided for under the DLLCA.
Stockholder or Unitholder Action by Written Consent
HoldCo.   The DGCL provides that unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents are in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. HoldCo’s bylaws provide that any action required or permitted to be taken by HoldCo’s stockholders must be effected at a duly called annual or special meeting of stockholders of HoldCo and may not be effected by any consent in writing by such stockholders.
Liquidia Technologies.   Our amended and restated bylaws provide that any action required or permitted to be taken by our stockholders must be effected at a duly called annual or special meeting of our stockholders and may not be effected by any consent in writing by such stockholders.
RareGen.   The DLLCA provides that unless otherwise provided in a limited liability company agreement, on any matter that is to be voted on, consented to or approved by members, the members may take such action without a meeting, without prior notice and without a vote if consented to or approved in writing by members having not less than the minimum number of votes that would be necessary to authorize or take such action. RareGen’s operating agreement does not modify the provisions of the DLLCA. A copy of any action by written consent of the RareGen members must be provided to any member who did not sign such consent as soon as practicable after the execution of the consent.
Special Meetings of Stockholders or Unitholders
HoldCo.   The DGCL provides that special meetings of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws to do so. The HoldCo bylaws provide that special meetings of stockholders may be called at any time by the board of directors, the chairman of the board of directors or the chief executive officer, for any purpose or purposes prescribed in the notice of the meeting and shall be held on such date and at such time as the board of directors, the chairman of the board and the chief executive officer may fix. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.
Liquidia Technologies.   Our amended and restated bylaws provide that special meetings of stockholders may be called at any time by the board of directors, the chairman of the board of directors or the chief executive officer, for any purpose or purposes prescribed in the notice of the meeting and shall be held on such date and at such time as the board of directors, the chairman of the board and the chief executive officer may fix. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.
RareGen.   A meeting of the members for any purpose or purposes and for the transaction of such business as may come before the meeting may be called at any time by the chairman of the board of directors or any director.
Amendments to Governing Documents
HoldCo.   The DGCL provides that an amendment to a corporation’s certificate of incorporation must be adopted by a resolution of the board of directors setting forth the proposed amendment and approved by the stockholders by a majority of outstanding shares entitled to vote thereon. The HoldCo certificate of incorporation provides that holders of common stock are not entitled to vote on any amendment to the certificate of incorporation that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled to vote thereon pursuant to the certificate of information or pursuant to the DGCL. The HoldCo certificate of incorporation and bylaws provide that HoldCo is expressly empowered to adopt, amend or repeal the HoldCo bylaws. Any adoption, amendment or repeal of the bylaws by the board of directors shall require the approval of a majority of the total number of authorized directors. The stockholders also have the power to adopt, amend or repeal the bylaws. Subject to the rights of the holders of any series of preferred stock then outstanding, any adoption, amendment or repeal of the HoldCo bylaws by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of HoldCo required by law or by the HoldCo certificate of incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of HoldCo entitled to vote generally in any election of directors, voting together as a single class.

Liquidia Technologies.   Our amended and restated certificate of incorporation, as amended, and amended and restated bylaws provide that we are expressly empowered to adopt, amend or repeal our bylaws. Any adoption, amendment or repeal of the bylaws by our board of directors shall require the approval of a majority of the total number of authorized directors. The stockholders also have the power to adopt, amend or repeal the bylaws. Subject to the rights of the holders of any series of preferred stock then outstanding, any adoption, amendment or repeal of our bylaws by the stockholders shall require, in addition to any vote of the holders of any class or series of our stock required by law or by our certificate of incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of our capital stock entitled to vote generally in any election of directors, voting together as a single class.
RareGen.   The RareGen operating agreement provides that the operating agreement may be amended with the consent of each member; provided, however, that the board of directors may amend the operating agreement without the consent of the members in connection with the issuance of additional units as provided in the operating agreement. The board of directors may also amend the RareGen operating agreement without the consent of the members to reflect changes validly made in the RareGen membership, outstanding units and in capital contributions.
Indemnification of Directors and Officers
HoldCo.   The DGCL provides that a corporation may indemnify its officers, directors, employees and agents against liabilities and expenses incurred in proceedings if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe that the person’s conduct was unlawful. The DGCL further provides that no indemnification is available in respect of a claim as to which the person has been adjudged to be liable to the corporation, unless and only to the extent that a court determines that in view of all the circumstances, such person is fairly and reasonably entitled to indemnity for such expenses that the court deems proper. Under the DGCL, a Delaware corporation must indemnify its present or former directors and officers against expenses (including attorneys’ fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any action, suit or proceeding brought against him or her by reason of the fact that he or she is or was a director or officer of the corporation. The HoldCo bylaws provide that HoldCo will indemnify each person in a pending or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative, is or was a director or officer of HoldCo or is or was serving at the request of HoldCo as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer or as otherwise described above, shall be indemnified and held harmless by HoldCo to the fullest extent authorized by the DGCL against all expenses (including attorneys’ fees), liability and loss reasonably incurred or suffered by such person in connection therewith (including, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, and any appeal therefrom), and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his heirs, executors and administrators; provided, that, HoldCo will indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the HoldCo board of directors, (c) such indemnification is provided by HoldCo, in its sole discretion, pursuant to the powers under the DGCL, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification or advancement under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the DGCL. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, that the payment of such expenses incurred by a director or officer of HoldCo in his capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to HoldCo of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified hereunder or otherwise.
Liquidia Technologies.   Our amended and restated bylaws provide that we will indemnify each person in a pending or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative, is or was a director or officer of our company or is or was serving at the request of our company as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer or as otherwise described above, shall be indemnified and held harmless by us to the fullest extent authorized by the DGCL against all expenses (including attorneys’ fees), liability and loss reasonably incurred or suffered by such person in connection therewith (including, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, and any appeal therefrom), and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his heirs, executors and administrators; provided, that, we will indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by our board of directors, (c) such indemnification is provided by us, in our sole discretion, pursuant to the powers under the DGCL, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification or advancement under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the DGCL. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, that the payment of such expenses incurred by a director or officer of our company in his capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to our company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this section or otherwise.
RareGen.   The DLLCA provides that the limited liability company agreement may provide for indemnification of any member, manager or other person from and against any and all claims and demands whatsoever. The RareGen operating agreement provides that RareGen will indemnify each director and each person serving as an officer of RareGen, including persons who serve at RareGen’s request as directors, managers, members, partners, officers, employees, agents or trustees of another organization in which RareGen has any interest as a shareholder, member, creditor or otherwise, and their respective successors and assigns from and against any and all losses asserted against, imposed on or incurred by such person at any time, including as a result of such person’s capacity as a director or officer or employee; provided that no such indemnification shall be provided for any losses incurred as a result of such person’s willful misconduct or knowing violation of the criminal law.
Limitation on Personal Liability of Directors
HoldCo.   The DGCL provides that a corporation may include in its certificate of incorporation a provision eliminating the liability of a director to the corporation or its stockholders for monetary damages for a breach of the director’s fiduciary duties, except liability for any breach of the director’s duty of loyalty to the corporation’s stockholders, for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law and for any transaction from which the director derived an improper personal benefit. The HoldCo certificate of incorporation provides that no person will be personally liable to HoldCo or its stockholders for monetary damages for breach of his or her fiduciary duty as a director of HoldCo, except for liability (i) for any breach of the director’s duty of loyalty to the HoldCo or its stockholders, (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.
Liquidia Technologies.   Our amended and restated certificate of incorporation, as amended, provides that no person will be personally liable to us or our stockholders for monetary damages for breach of his or her fiduciary duty as a director of our company, except for liability (i) for any breach of the director’s duty of loyalty to us or our stockholders, (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.
RareGen.   The DLLCA provides that a limited liability company agreement may provide for the limitation or elimination of any and all liabilities for breach of contract and breach of duties (including fiduciary duties) of a member, manager or other person to a limited liability company or to another member or manager or to another person that is a party to or is otherwise bound by a limited liability company agreement; provided, that a limited liability company agreement may not limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. The RareGen operating agreement provides that no director or officer of RareGen will be liable to RareGen or any member for any act or failure to act on behalf of RareGen which shall result in any loss or damage sustained by RareGen or to any member unless the loss or damage results from gross negligence, fraud, willful misconduct or knowing violation of the criminal law by the director or officer in question.
Preemptive Rights
HoldCo.   The HoldCo stockholders have no preemptive or conversion rights or other subscription rights. Thus, if additional shares of HoldCo common stock are issued, the current holders of HoldCo common stock would own a proportionately smaller interest in a larger number of outstanding shares of common stock to the extent that they do not participate in the additional issuance.
Liquidia Technologies.   Our stockholders have no preemptive or conversion rights or other subscription rights. Thus, if additional shares of our common stock are issued, the current holders of our common stock would own a proportionately smaller interest in a larger number of outstanding shares of common stock to the extent that they do not participate in the additional issuance.
RareGen.   The RareGen members have a right of first refusal to purchase its pro rata share of all (i) units or other securities of RareGen, (ii) any security convertible, with or without consideration, into any units or other securities of RareGen or (iii) any warrant or other right to subscribe to or purchase any units or other securities of RareGen, in each case that RareGen may, from time to time, propose to sell and issue after the date of the operating agreement. The right of first refusal does not apply to (1) common units (and/or options, warrants or other unit purchase rights issued pursuant to such options, warrants or other rights exercisable into common units) issued or to be issued on or after the date of the operating agreement to employees, officers, directors, consultants or advisors to RareGen, pursuant to any equity compensation plan or other arrangements that are approved by the RareGen board of directors provided that the issuances permitted by this clause (1) do not exceed 10% of the outstanding units; (2) any securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination with any non-affiliated third party approved by the RareGen board of directors; (3) units issued in connection with any unit split, dividend or recapitalization by RareGen effected on a proportionate basis across all classes or series of units; (4) any units issued upon conversion of convertible units; (5) any units or securities issued pursuant to any licensing, strategic alliance, partnership or joint venture agreement, or loan arrangement, or debt financing from a bank or similar non-affiliated financial or lending institution approved by the RareGen board of directors; and (6) any securities that are issued by RareGen to third parties (and not to members or their affiliates) pursuant to a registration statement filed under the Securities Act.
Cumulative Voting Rights
HoldCo.   The DGCL allows for cumulative if it is authorized in a corporation’s certificate of incorporation. HoldCo’s certificate of incorporation does not provide for cumulative voting in the election of directors.

Liquidia Technologies.   Our amended and restated certificate of incorporation, as amended, does not provide for cumulative voting in the election of directors.
RareGen.   RareGen’s operating agreement does not provide for cumulative voting rights.
Dividends and Stock Repurchases
HoldCo.   The DGCL provides that, subject to any restrictions in a corporation’s certificate of incorporation, dividends may be declared from the corporation’s surplus, or, if there is no surplus, from its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Dividends may not be declared out of net profits, however, if the corporation’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is repaired. Furthermore, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation. The HoldCo bylaws do not modify these provisions of DGCL.
Liquidia Technologies.   Our amended and restated bylaws do not modify the provisions of DGCL.
RareGen.   The RareGen operating agreement provides that the RareGen board of directors has the sole discretion to distribute annually (or more frequently in the board’s discretion) to the members an amount not to exceed distributable cash for such fiscal year or other period, or the net proceeds to RareGen from any financing or refinancing to the members on a pro rata basis in proportion to each member’s respective unit percentages. Additionally, unless the RareGen board of directors determines otherwise by unanimous approval of the board of directors, RareGen will make quarterly distributions to each member in an amount equal to their estimated United States federal, state and local income liabilities (including estimated income tax liabilities) arising from allocations of profits and losses of RareGen. The net proceeds (after RareGen’s payment of all expenses, indebtedness and obligations incurred in connection with a terminating capital transaction) shall be distributed in the following order and priority: (i) first, towards the satisfaction of all outstanding debts and obligations of RareGen (including to members in the priority provided by law; (ii) second, the balance to the holders of all units in proportion to their respective positive capital account balances after all allocations of profits and losses. Profits for any fiscal year or other period, other than profits from a terminating capital transaction, shall be allocated to the members on a pro rata basis in proportion to their respective unit percentages. Losses for any fiscal year or any other period, other than losses from a terminating capital transaction, shall be allocated to the members to the extent of and in proportion to their respective capital account balances and, thereafter, to the members on a pro rata basis in proportion to their respective unit percentages.
Dissenters’ or Appraisal Rights
HoldCo.   The DGCL provides that a stockholder may dissent from, and receive payment in cash for, the fair value of his or her shares as appraised by the Delaware Chancery Court in the event of certain mergers and consolidations. However, stockholders do not have appraisal rights if the shares of stock they hold, at the record date for determination of stockholders entitled to vote at the meeting of stockholders to act upon the merger or consolidation, or on the record date with respect to action by written consent, are either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders. Further, no appraisal rights are available to stockholders of the surviving corporation if the mergers did not require the vote of the stockholders of the surviving corporation. Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the Merger Agreement to accept for their shares anything other than: (i) shares of stock of the surviving corporation, (ii) shares of stock of another corporation that are listed on a national securities exchange, designated as a national market system security as described above, or held of record by more than 2,000 stockholders, (iii) cash instead of fractional shares of stock; or (iv) any combination of the foregoing. Appraisal rights are also available under the DGCL in certain other circumstances including in certain parent-subsidiary corporation mergers and in certain circumstances where the certificate of incorporation so provides. HoldCo’s certificate of incorporation and bylaws do not alter the provisions of the DGCL in connection to appraisal rights.
Liquidia Technologies.   Our amended and restated certificate of incorporation, as amended, and our amended and restated bylaws do not alter the provisions of the DGCL in connection to appraisal rights.
RareGen.   The DLLCA provides that holders of units or other limited liability company interests of a Delaware limited liability company are not entitled to appraisal rights unless such rights are specifically provided for in the limited liability company agreement or an agreement of merger. The RareGen operating agreement does not provide for appraisal rights.
Record Date for Determining Stockholders or Unitholders Entitled to Vote
HoldCo.   For purposes of determining stockholders entitled to notice of a meeting and voting rights, the DGCL provides that the board of directors may by resolution fix a record date between 10 and 60 days before the meeting, but not earlier than the date of the resolution. The HoldCo bylaws provide that the board of directors may fix in advance a record date for the determination of the stockholders entitled to vote at any meeting of stockholders. Such record date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining the stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day before the date on which notice is given, or, if notice is waived, the close of business on the day before the date on which the meeting is held.
Liquidia Technologies.   Our amended and restated bylaws provide that the board of directors may fix in advance a record date for the determination of the stockholders entitled to vote at any meeting of our stockholders. Such record date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining the stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day before the date on which notice is given, or, if notice is waived, the close of business on the day before the date on which the meeting is held.
RareGen.   The DLLCA provides that a limited liability company agreement may set forth provisions relating to the establishment of a record date. The RareGen operating agreement does not set forth a manner for setting a record date.
Notice of Stockholder or Unitholder Meetings
HoldCo.   As permitted under the DGCL, HoldCo’s bylaws provide that written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date fixed by the HoldCo board of directors for determining the stockholders entitled to notice of the meeting. The notice of any meeting shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission.
Liquidia Technologies.   Our amended and restated bylaws provide that written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date fixed by our board of directors for determining the stockholders entitled to notice of the meeting. The notice of any meeting shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission.
RareGen.   As permitted under the DLLCA, the RareGen operating agreement, provides that notice of meetings of the members shall be given to each member not less than five days before the meeting by mail, messenger, overnight courier, facsimile, electronic communications or other means of written communication or by telephoning such notice. Any such notice shall set forth the time and place of the meeting.
Advance Notice of Stockholder or Unitholder Nominations for Directors and Stockholder or Unitholder Proposals
HoldCo.   HoldCo’s bylaws provide that all director nominations by stockholders must be made pursuant to timely notice given in writing to the HoldCo secretary. To be timely, a stockholder’s nomination for a director to be elected in the case of an annual meeting, must be received at HoldCo’s principal executive offices not later than 90 days nor earlier than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in HoldCo’s notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent); provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the first anniversary of the previous year’s annual meeting, notice by the stockholder to be timely must be received not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. In the event HoldCo calls a special meeting of stockholders for the purpose of electing one or more directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in HoldCo’s notice of meeting, if the stockholder’s notice is delivered to the secretary at HoldCo’s principal executive offices not earlier than 90 days prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the HoldCo board of directors to be elected at such meeting. To be in proper form, a stockholder’s must set forth and include the requested information as outlined in detail in the bylaws.
Liquidia Technologies.   Our amended and restated bylaws provide that all director nominations by stockholders must be made pursuant to timely notice given in writing to our secretary. To be timely, a stockholder’s nomination for a director to be elected in the case of an annual meeting, must be received at our principal executive offices not later than 90 days nor earlier than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in our notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent); provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the first anniversary of the previous year’s annual meeting, notice by the stockholder to be timely must be received not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. In the event we call a special meeting of stockholders for the purpose of electing one or more directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in our notice of meeting, if the stockholder’s notice is delivered to the secretary at our principal executive offices not earlier than 90 days prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by our board of directors to be elected at such meeting. To be in proper form, a stockholder’s must set forth and include the requested information as outlined in detail in our amended and restated bylaws.
RareGen.   See “Number of Directors; Classification of Board Directors” on page 172.

Stockholder or Unitholder Inspection of Corporate Records
HoldCo.   The DGCL provides any stockholder with the right to inspect the company’s stock ledger, stockholder lists and other books and records for a purpose reasonably related to the person’s interest as a stockholder. A complete list of the stockholders entitled to vote at a stockholders meeting must be available for stockholder inspection at least 10 days before the meeting. The HoldCo bylaws do not modify these provisions of the DGCL. Additionally, the HoldCo bylaws provide that corporate records, including certificate of incorporation, bylaws and records of all meetings of the incorporators, stockholders and the HoldCo board of directors and the stock transfer books shall be kept at the principal office of HoldCo, at an office of its counsel, at an office its transfer agent or at such other place or places as may be designated from time to time by the HoldCo board of directors.
Liquidia Technologies.   Our amended and restated bylaws do not modify these provisions of the DGCL. Additionally, our amended and restated bylaws provide that corporate records, including certificate of incorporation, bylaws and records of all meetings of the incorporators, stockholders and our board of directors and the stock transfer books shall be kept at our principal office, at an office of our counsel, at an office of our transfer agent or at such other place or places as may be designated from time to time by our board of directors.
RareGen.   The RareGen operating agreement provides that each member or its designated representative shall, upon reasonable notice to the RareGen board of directors, have access to financial books, records and documents during reasonable business hours and may inspect and make copies of any of them at its own expense. The RareGen records shall be kept at RareGen’s principal office.
Interested Director Transactions
HoldCo.   The DGCL generally permits transactions involving a corporation and an interested director of that corporation if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof, and the board of directors or committee in good faith authorizes the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors represent less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the transaction are disclosed or are known to the stockholders entitled to vote thereon, and the transaction is specifically approved in good faith by vote of the stockholders; or (iii) the transaction is fair to the corporation. The DGCL allows loans to officers and employees whenever, in the judgment of the directors, such loan may reasonably be expected to benefit the corporation. The HoldCo bylaws do not modify these DGCL provisions. The HoldCo bylaws provide that an interested director may be counted in determining the presence of a quorum at a meeting of the HoldCo board of directors or at a meeting of a committee which authorizes a particular contract or transaction.
Liquidia Technologies.   Our amended and restated bylaws do not modify these DGCL provisions. Our amended and restated bylaws provide that an interested director may be counted in determining the presence of a quorum at a meeting of our board of directors or at a meeting of a committee which authorizes a particular contract or transaction.
RareGen.   The RareGen operating agreement provides that the unanimous approval of all directors is required for any transaction, agreement or arrangement between RareGen, on the one hand, and any member or director or any affiliate of any member or director, on the other hand. Additionally, the RareGen operating agreement provides that the board of directors may appoint, employ, contract, or otherwise deal with any person, including a director, member or affiliate of a director or member, individuals to whom a director or member is related, and with persons that have a financial interest in a member or in which a director or member has a financial interest, for transacting RareGen’s business, on such terms as shall be approved by the board of directors, provided all relationships among the director and member and such persons or affiliates are disclosed to the board of directors in reasonable detail. The interested director may participate and vote notwithstanding his or her relationship to and interest in such services or decision, and no other director or member may challenge or attempt to invalidate such decision on the basis of a conflict of interest or otherwise.

Listing
HoldCo.   The HoldCo common stock will be listed on the Nasdaq Capital Market following the consummation of the Merger Transaction.
Liquidia Technologies.   Our common stock is listed on the Nasdaq Capital Market and will be delisted following the consummation of the Merger Transaction.
RareGen.   The RareGen units are privately held and are not listed on any stock exchange or similar market place.
Restrictions on Transfer
HoldCo.   Following consummation of the Merger Transaction, HoldCo will be a public company, its common stock will be registered with the SEC and be quoted on the Nasdaq Capital Market under the symbol “LQDA”. Accordingly, the capital stock of HoldCo will not be subject to restrictions on transfer similar to those applicable to the RareGen units.
Liquidia Technologies.   We are a public company. Our common stock is registered with the SEC and is quoted on the Nasdaq Capital Market under the symbol “LQDA.” Accordingly, our capital stock is not subject to restrictions on transfer similar to those applicable to the RareGen units.
RareGen.   RareGen is a private company and there is no trading market for its units. Because the units are not registered, the transfer of units is limited by applicable federal and state securities laws. In addition, the RareGen operating agreement provides that as a condition to any permitted transfer of units (a) the transferring member shall inform RareGen and each member by written notice prior to effecting the transfer of units and (b) each permitted transferee shall furnish RareGen with an executed counterpart copy of the RareGen operating agreement pursuant to which such permitted transferee agrees to be bound by the terms and conditions of the operating agreement. Prior to effectuating a non-permitted voluntary transfer of units, RareGen has the right of first refusal to purchase all or any portion of the units offered in such transfer, the non-selling members have the right of second refusal to purchase pro rata all or a portion of the remaining units offered in such transfer and the non-selling members have a right of co-sale in any such transfer which may result in a reduction in the number of units to be sold by the selling member.
Periodic Reports
HoldCo.   Following the closing of the Merger Transaction, as our successor, HoldCo will be subject to and will comply with the periodic reporting requirements of the Exchange Act.
Liquidia Technologies.   We are subject to and comply with the periodic reporting requirements of the Exchange Act. Following the closing of the Merger Transaction, we will no longer be subject to such periodic reporting requirements.
RareGen.   RareGen is not subject to the periodic reporting requirements of the Exchange Act.

OTHER INFORMATION FOR THE LIQUIDIA SPECIAL MEETING
PROPOSAL 2 — APPROVAL OF THE HOLDCO 2020 INCENTIVE PLAN
General
Stockholders are being asked to approve the proposed Liquidia Corporation 2020 Long-Term Incentive Plan, which is also referred to as the HoldCo 2020 Incentive Plan in this proxy statement/prospectus. The HoldCo 2020 Incentive Plan was adopted by the HoldCo board of directors on June 28, 2020, and will become effective upon the closing date of the Merger Transaction, subject to approval by our stockholders.
Below is a summary of the principal provisions of the HoldCo 2020 Incentive Plan assuming stockholder approval, which summary is qualified in its entirety by reference to the full text of the HoldCo 2020 Incentive Plan, a copy of which is attached to this proxy statement/prospectus as Annex C.
The HoldCo 2020 Incentive Plan is substantially identical to the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan, or the Liquidia 2018 Plan. At the effective time of the Merger Transaction, (i) HoldCo will assume the Liquidia 2018 Plan, the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended, and the Liquidia Technologies, Inc. Stock Option Plan, which we collectively refer to herein as the Assumed Plans, and each outstanding, unexercised and unexpired stock option or restricted stock unit granted under the Assumed Plans; and (ii) the assumed options and restricted stock units will become exercisable for shares of HoldCo common stock on a one-for-one basis and remain subject to the same terms and conditions set forth in the Assumed Plans and related agreements.
No “Awards”, as defined below, will be made under the Liquidia 2018 Plan after the effective time of the Merger Transaction.
The HoldCo 2020 Incentive Plan is designed to:
•
promote the long-term financial interests and growth of HoldCo and its subsidiaries by attracting and retaining directors and employees, which include management as well as other personnel;

•
motivate management by means of growth-related incentives to achieve long-range goals; and

•
further the alignment of the interests of participants and those of HoldCo’s stockholders, through opportunities for increased stock or stock-based ownership in HoldCo.

The HoldCo 2020 Incentive Plan will remain in effect, subject to the right of HoldCo’s board of directors or Compensation Committee to amend or terminate the HoldCo 2020 Incentive Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the HoldCo 2020 Incentive Plan have been satisfied in full or terminated and no shares of common stock approved for issuance under the HoldCo 2020 Incentive Plan remain available to be granted under new Awards, or (b) June 27, 2030. No Awards will be granted under the HoldCo 2020 Incentive Plan after such termination date. Subject to other applicable provisions of the HoldCo 2020 Incentive Plan, all Awards made under the HoldCo 2020 Incentive Plan on or before June 27, 2030, or such earlier termination of the HoldCo 2020 Incentive Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the HoldCo 2020 Incentive Plan and the terms of such Awards.
Participation in the HoldCo 2020 Incentive Plan
All of HoldCo’s and its subsidiaries’ officers, non-employee directors, employees and consultants are eligible to participate in the HoldCo 2020 Incentive Plan.
Participation by Non-Employee Directors
Although HoldCo’s directors, including HoldCo’s independent directors, are not involved in the day-to-day running of HoldCo’s operations on a consolidated basis, they play an important role in furthering HoldCo’s business interests by contributing their experience and expertise. In particular, a number of HoldCo’s independent directors have substantial experience and expertise in pharmaceutical research and development and play an important role in helping us shape HoldCo’s business strategy. It is crucial for HoldCo to be able to attract, retain and incentivize such individuals.
It may not always be possible to quantify the services and contributions of HoldCo’s non-employee directors to HoldCo, and accordingly, it may not always be possible to compensate them fully or appropriately by increasing their directors’ fees or other cash payments. To that end, participation by non-employee directors in the HoldCo 2020 Incentive Plan will allow HoldCo to acknowledge and reward their services and contributions to HoldCo. In addition, HoldCo believes that opportunities for increased stock or stock-based ownership in HoldCo will further align the interests of its non-employee directors with the interests of its stockholders.
Plan Administration
The HoldCo 2020 Incentive Plan will be administered by the “Administrator”, as defined below, provided that no director shall participate in any deliberation or decision in respect of any stock option, stock appreciation right, stock award, stock unit, performance share, performance unit and/or other stock-based award, each, an Award, and collectively, the Awards, to be granted to him or held by him.
For the purposes of the HoldCo 2020 Incentive Plan, “Administrator” means HoldCo’s Compensation Committee, or such other committee(s) of director(s) duly appointed by HoldCo’s board of directors or Compensation Committee to administer the HoldCo 2020 Incentive Plan or delegated limited authority to perform administrative actions under the HoldCo 2020 Incentive Plan, and having such powers as shall be specified by HoldCo’s board of directors or Compensation Committee, provided, however, that at any time HoldCo’s board of directors may serve as the Administrator in lieu of or in addition to HoldCo’s Compensation Committee or such other committee(s) of director(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either HoldCo’s board of directors or a committee of HoldCo’s board of directors, which committee shall consist of three or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the Nasdaq listing rules. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
The Administrator has the authority, in its sole and absolute discretion, to grant Awards under the HoldCo 2020 Incentive Plan to eligible individuals, and to take all other actions necessary or desirable to carry out the purpose and intent of the HoldCo 2020 Incentive Plan. Further, the Administrator has the authority, in its sole and absolute discretion, subject to the terms and conditions of the HoldCo 2020 Incentive Plan, to, among other things:
•
determine the eligible individuals to whom, and the time or times at which, Awards shall be granted;

•
determine the type of Awards to be granted to any eligible individual;

•
determine the number of shares of common stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award; and

•
determine the terms, conditions and restrictions applicable to each Award and any shares of common stock acquired pursuant thereto, including, without limitation, (i) the purchase price of any shares of common stock, (ii) the method of payment for shares of common stock purchased pursuant to any Award, (iii) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of common stock, (iv) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares of common stock acquired pursuant thereto, (v) the performance goals applicable to any Award and the extent to which such performance goals have been attained, (vi) the time of the expiration of an Award, (vii) the effect of a participant’s Termination of Service, as defined in the HoldCo 2020 Incentive Plan, on any of the foregoing and (viii) all other terms, conditions and restrictions applicable to any Award or shares of common stock acquired pursuant thereto as the Administrator considers to be appropriate and not inconsistent with the terms of the HoldCo 2020 Incentive Plan.

Size
A total of 1,700,000 shares of HoldCo common stock will be initially authorized and reserved for issuance under the HoldCo 2020 Incentive Plan. This reserve will automatically increase on January 1, 2021 and each subsequent anniversary through 2030, by an amount equal to the smaller of (a) 4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the HoldCo board of directors. This reserve will not be increased to include any shares issuable upon exercise of options granted under an Assumed Plan that expire or terminate without having been exercised in full.
Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the HoldCo 2020 Incentive Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in HoldCo’s capital structure. Shares subject to awards which expire, are cancelled, forfeited, terminated unearned, settled in cash, or withheld or surrendered in payment of an exercise price or taxes will again become available for issuance under the HoldCo 2020 Incentive Plan.
Subject to adjustment as provided in the provision of the HoldCo 2020 Incentive Plan pertaining to the occurrence of certain corporate transactions, the maximum number of shares of common stock that may be issued pursuant to stock options granted under the HoldCo 2020 Incentive Plan that are intended to qualify as incentive stock options is 10,000,000.
Key Considerations in the Determination of Shares to be Authorized
In determining the number of shares to be initially authorized under the HoldCo 2020 Incentive Plan, the HoldCo Compensation Committee considered the following principal factors and information as of August 31, 2020 on which date there were 37,750,206 shares of common stock outstanding:
•
Number of Shares Available for Grant under the Liquidia 2018 Plan: As of August 31, 2020, 1,621,415 shares remained reserved and available for issuance under the Liquidia 2018 Plan.

•
Burn Rate. Burn rate measures the usage of shares of HoldCo’s stock plans as a percentage of outstanding shares. For 2019, our burn rate was 3.9%.

•
Overhang. As of August 31, 2020, 2,772,784 shares were subject to outstanding awards under the Assumed Plans resulting in an overhang of approximately 7.3%. Following the Merger Transaction, upon including the shares requested under the Holdco 2020 Incentive Plan, the overhang on a fully diluted basis would be approximately 10.3%.

When considering the number of shares to be initially reserved for the HoldCo 2020 Incentive Plan as well as the plan’s evergreen feature, the HoldCo Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the HoldCo 2020 Incentive Plan was reviewed under scenarios based on a variety of assumptions. The HoldCo Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the HoldCo 2020 Incentive Plan while minimizing stockholder dilution.
Maximum Entitlements
The Administrator may establish compensation for directors who are not employees of HoldCo or any of its Affiliates, as defined in the HoldCo 2020 Incentive Plan, or the Non-Employee Directors, from time to time, provided that the sum of any cash compensation and the grant date fair value of Awards granted under the HoldCo 2020 Incentive Plan to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $500,000 for an annual grant, provided however that in a non-employee’s director first year of service, compensation for services may not exceed $1 million. The Administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee director.

Awards
Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. Participants are not required to pay for the application or acceptance of Awards.
Stock Options
The Administrator may, from time to time, grant to eligible individuals Awards of stock options.
Such stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that, Awards of stock options may not have a term in excess of ten years unless otherwise required by applicable law.
The exercise price per share subject to a stock option granted under the HoldCo 2020 Incentive Plan shall not be less than the fair market value of one share on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by HoldCo or with which HoldCo combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.
Except as provided in the applicable award agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a participant’s stock options shall be forfeited upon his Termination of Service.
Stock Appreciation Rights
The Administrator may, from time to time, grant to eligible individuals Awards of stock appreciation rights. A stock appreciation right entitles the participant to receive, subject to the provisions of the HoldCo 2020 Incentive Plan and the applicable award agreement, a payment having an aggregate value equal to the product of (a) the excess of (i) the fair market value on the exercise date of one share over (ii) the base price per share specified in the award agreement, and (b) the number of shares of common stock specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the applicable award agreement shall not be less than the lower of the fair market value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by HoldCo or with which HoldCo combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the HoldCo 2020 Incentive Plan may not have a term in excess of ten years unless otherwise required by applicable law.
Except as provided in the applicable award agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a participant’s stock appreciation rights shall be forfeited upon his Termination of Service.
Stock Awards
The Administrator may, from time to time, grant to eligible individuals Awards of unrestricted stock or restricted stock, collectively, Stock Awards. For the purposes of the HoldCo 2020 Incentive Plan, “Restricted Stock” means an Award of shares of common stock that may be subject to certain transferability and other restrictions and to a risk of forfeiture, including by reason of not satisfying certain performance goals.
Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The period during which such vesting or transferability and other restrictions and/or risk of forfeiture applies, or the

Restriction Period, may lapse under such circumstances, including without limitation upon the attainment of performance goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the HoldCo 2020 Incentive Plan and the applicable award agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock.
Except to the extent restricted under the applicable award agreement, a participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote. Cash dividends declared payable on of common stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of common stock having a fair market value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock granted as a Performance Award shall be held by HoldCo and made subject to forfeiture at least until achievement of the applicable performance goal relating to such shares of Restricted Stock. Shares of common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such shares of common stock or other property have been distributed.
Except as provided in the applicable award agreement, upon termination of service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
Stock Units
The Administrator may, from time to time, grant to eligible individuals Awards of unrestricted stock units or Restricted Stock Units. For the purposes of the HoldCo 2020 Incentive Plan, “Restricted Stock Unit” means a right granted to a participant to receive shares of common stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements, including the satisfaction of certain performance goals.
Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture applies may lapse under such circumstances, including without limitation upon the attainment of performance goals, in such installments, or otherwise, as the Administrator may determine.
Until shares of common stock are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder with respect to the stock units or the shares of common stock issuable thereunder. The Administrator may grant the participant the right to dividend equivalents on stock units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine; provided, however, that dividend equivalents declared payable on stock units granted as a Performance Award shall rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable performance goal relating to such stock units.
Performance Shares and Performance Units
An award of Performance Shares, as that term is used in the HoldCo 2020 Incentive Plan, refers to shares of HoldCo common stock or stock units that are expressed in terms of HoldCo common stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of Performance Units, as that term is used in the HoldCo 2020 Incentive Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than HoldCo common stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of HoldCo common stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.
The Administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of Performance Shares or Performance Units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of Performance Shares or Performance Units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the Administrator so permits, that meets the requirements of Section 409A.
Performance goals applicable to performance-based awards may be awarded based on performance metrics to be attained within a predetermined performance period as they may apply to an individual, one or more business units, divisions, or affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies.
The Administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.
Other Stock-Based Awards
The Administrator may, from time to time, grant to eligible individuals Awards in the form of Other Stock-Based Awards. For the purposes of the HoldCo 2020 Incentive Plan, “Other Stock-Based Award” means an Award of shares of common stock or any other Award that is valued in whole or in part by reference to, or that is otherwise based upon, shares of common stock, including without limitation dividend equivalents and convertible debentures.
Adjustment Events
In the event of a merger, consolidation, rights offering, statutory share exchange or similar event affecting HoldCo, each, a Corporate Event, or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision or recapitalization or similar event affecting the capital structure of HoldCo, each, a Share Change, that occurs at any time after the effective date of the HoldCo 2020 Incentive Plan (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the effective date of the HoldCo 2020 Incentive Plan), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (a) the aggregate number and kind of shares of common stock or other securities on which Awards under the HoldCo 2020 Incentive Plan may be granted to eligible individuals, (b) the maximum number of shares of common stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (c) the maximum number of shares of common stock or other securities that may be issued with respect to incentive stock options granted under the HoldCo 2020 Incentive Plan, (d) the number of shares of common stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award and (e) all other numerical limitations relating to Awards, whether contained in the HoldCo 2020 Incentive Plan or in award agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated and that no such adjustment shall be made if as a result, the participant receives a benefit that a stockholder does not receive and any adjustment (except in relation to a capitalization issue) must be confirmed in writing by the auditors of HoldCo (acting as experts and not as arbitrators) to be, in their opinion, fair and reasonable.

In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (a) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of common stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of common stock pursuant to such Corporate Event), (b) the substitution of securities or other property (including, without limitation, cash or other securities of our company and securities of entities other than our company) for the shares of common stock subject to outstanding Awards and (c) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof; provided, however, that no such adjustment shall be made if as a result, the participant receives a benefit that a stockholder does not receive and any adjustment (except in relation to a capitalization issue) must be confirmed in writing by the auditors of HoldCo (acting as experts and not as arbitrators) to be, in their opinion, fair and reasonable.
Change in Control
In the event of a change in control, as defined in the HoldCo 2020 Incentive Plan, of HoldCo, outstanding awards will terminate upon the effective time of the change in control unless provision is made for the continuation, assumption or substitution of awards by the surviving or successor entity or its parent. Unless an award agreement says otherwise, the following will occur with respect to awards that terminate in connection with a change in control of HoldCo:
•
stock options and stock appreciation rights will become fully exercisable and holders of these awards will be permitted immediately before the change in control to exercise them;

•
restricted stock and stock units with time-based vesting (i.e., not subject to achievement of performance goals) will become fully vested immediately before the change in control, and stock units will be settled as promptly as is practicable in accordance with applicable law; and

•
performance shares and units that vest based on the achievement of performance goals will vest as if the performance goal for the unexpired performance period had been achieved at the target level; and the performance units will be settled as promptly as is practicable in accordance with applicable law.

HoldCo 2020 Incentive Plan Amendments
HoldCo’s board of directors or Compensation Committee may amend, alter or discontinue the HoldCo 2020 Incentive Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a participant with respect to a previously granted Award without such participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which shares of HoldCo common stock are listed or admitted for trading or to prevent adverse tax or accounting consequences to HoldCo or the participant.
HoldCo’s board of directors or Compensation Committee may, at any time, modify and/or alter any or all of the provisions of the HoldCo 2020 Incentive Plan, except that no modification or alternation of any provision shall be made to the advantage of participants except with the prior approval of stockholders a stockholders’ meeting to the extent such amendment requires stockholders’ approval under the applicable provisions of the applicable listing exchange rule, including but not limited to (a) materially expanding the eligibility for participation in the HoldCo 2020 Incentive Plan, (b) materially increasing the number of shares of common stock which may be issued under the HoldCo 2020 Incentive Plan or to a participant, (c) eliminating or modifying the prohibition set forth in the HoldCo 2020 Incentive Plan on repricing of stock options and stock appreciation rights, (d) lengthening the maximum term or lowering the minimum exercise price or base price permitted for stock options and stock appreciation rights, (e) modifying the prohibition on the issuance of reload or replenishment options or (f) materially increasing the benefits accruing to participants under the HoldCo 2020 Incentive Plan.
Amendment of Awards
The Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any participant with respect to an Award without the participant’s consent, except such an amendment made to cause the HoldCo 2020 Incentive Plan or Awards thereunder to comply with applicable law, applicable rule of any securities exchange on which shares of HoldCo common stock are listed or admitted for trading, or to prevent adverse tax or accounting consequences for the participant or HoldCo or any of its affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the participant shall not be considered to be a material impairment of the rights of the participant and shall not require the participant’s consent.
Required Vote; Recommendation of Board of Directors
To approve Proposal 2, if a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by our stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will not be considered as votes cast “FOR” or “AGAINST” this proposal and will therefore have no effect on the outcome of the vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the HoldCo 2020 Incentive Plan.
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3 — APPROVAL OF THE HOLDCO 2020 ESPP
General
Our stockholders are being asked to approve the proposed Liquidia Corporation 2020 Employee Stock Purchase Plan, which is also referred to as the HoldCo 2020 ESPP in this proxy statement/prospectus. The HoldCo 2020 ESPP was adopted by the HoldCo board of directors on June 28, 2020, and will become effective upon the closing date of the Merger Transaction, subject to approval by our stockholders.
Summary
Below is a summary of the principal provisions of the HoldCo 2020 ESPP assuming stockholder approval, which summary is qualified in its entirety by reference to the full text of the HoldCo 2020 ESPP, a copy of which is attached to this proxy statement/prospectus as Annex D. Our stockholders are urged to read the actual text of the HoldCo 2020 ESPP in its entirety.
The HoldCo 2020 ESPP is substantially identical to the Liquidia Technologies, Inc. 2018 ESPP, or the Liquidia ESPP. At the effective time of the Merger Transaction, the Liquidia ESPP will be terminated and all shares registered on Form S-8 thereunder will be deregistered and a new Form S-8 will be filed to register the shares issuable under the HoldCo 2020 ESPP.
Overview
A total of 300,000 shares of HoldCo common stock are available for sale under the HoldCo 2020 ESPP. In addition, the HoldCo 2020 ESPP provides for annual increases in the number of shares available for issuance under the HoldCo 2020 ESPP on January 1, 2021 and each subsequent anniversary through 2030, equal to the smallest of:
•
1.0% of the outstanding shares of HoldCo common stock on the immediately preceding December 31;

•
150,000 shares; or

•
such other amount as may be determined by the HoldCo board of directors.

Appropriate adjustments will be made in the number of authorized shares and in outstanding purchase rights to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in HoldCo’s capital structure. Shares subject to purchase rights which expire or are cancelled will again become available for issuance under the HoldCo 2020 ESPP.
The HoldCo Compensation Committee will administer the HoldCo 2020 ESPP and have full authority to interpret the terms of the HoldCo 2020 ESPP. The HoldCo 2020 ESPP provides, subject to certain limitations, for indemnification by HoldCo of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the HoldCo 2020 ESPP.
All of HoldCo’s employees, including HoldCo’s named executive officers, are eligible to participate if they are customarily employed by HoldCo or a subsidiary of HoldCo for at least 20 hours per week and more than five months in any calendar year. Non-employee directors are not eligible to participate in the HoldCo 2020 ESPP. Following the closing of the Merger Transaction, HoldCo is expected to have approximately 75 full-time employees. However, an employee may not be granted rights to purchase stock under the HoldCo 2020 ESPP if such employee:
•
immediately after the grant would own stock or options to purchase stock possessing 5.0% or more of the total combined voting power or value of all classes of HoldCo capital stock; or

•
holds rights to purchase stock under all of HoldCo’s employee stock purchase plans that would accrue at a rate that exceeds $25,000 worth of HoldCo stock for each calendar year in which the right to be granted would be outstanding at any time.

The HoldCo 2020 ESPP is intended to qualify under Section 423 of the Code and the HoldCo 2020 ESPP shall be so construed. The HoldCo 2020 ESPP will typically be implemented through two consecutive six-month offering periods. The offering periods generally start on or about March 1st and September 1st of each year after an enrollment period. The HoldCo Compensation Committee may, in its discretion, modify the terms of future offering periods, including establishing offering periods of up to 27 months and providing for multiple purchase dates.
The HoldCo 2020 ESPP permits participants to purchase common stock through payroll deductions of up to 20.0% of their eligible compensation, which includes a participant’s regular and recurring straight time gross earnings and payments for overtime and shift premiums, but exclusive of sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, any contributions made by HoldCo on the participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or any amounts directly or indirectly paid pursuant to the HoldCo 2020 ESPP or any other stock purchase, stock option or other stock-based compensation plan, or similar types of compensation.
Amounts deducted and accumulated from participant compensation are used to purchase shares of HoldCo common stock at the end of each offering period. Under the terms of the HoldCo 2020 ESPP, the purchase price of the shares may be 85.0% of the lower of the fair market value of HoldCo common stock on the first trading day of the offering period or on the last day of the offering period; provided, however, that as a default the purchase price of the shares will be 85.0% of the fair market value of HoldCo common stock on the last day of the offering period. Participants may end their participation at any time during an offering period and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with HoldCo.
Each participant in any offering will have an option to purchase for each full month contained in the offering period a number of shares which shall be the lesser of (i) the number of shares determined by dividing $2,083.33 by the fair market value of a share of HoldCo common stock on the first day of the offering period or (ii) 200 shares, and except as limited in order to comply with Section 423 of the Code. Prior to the beginning of any offering period, the HoldCo Compensation Committee, as administrator of the HoldCo 2020 ESPP, may alter the maximum number of shares that may be purchased by any participant during the offering period or specify a maximum aggregate number of shares that may be purchased by all participants in the offering period. If insufficient shares remain available under the plan to permit all participants to purchase the number of shares to which they would otherwise be entitled, the administrator will make a pro rata allocation of the available shares. Any amounts withheld from participants’ compensation in excess of the amounts used to purchase shares will be refunded, without interest.
A participant may not transfer rights granted under the HoldCo 2020 ESPP other than by will, the laws of descent and distribution or as otherwise provided under the HoldCo 2020 ESPP as described below.
As further discussed below, in the event of a change in control, an acquiring or successor corporation may assume HoldCo’s rights and obligations under outstanding purchase rights or substitute substantially equivalent purchase rights. If the acquiring or successor corporation does not assume or substitute for outstanding purchase rights, then the purchase date of the offering periods then in progress will be accelerated to a date prior to the change in control.
The HoldCo 2020 ESPP will continue in effect until terminated by the HoldCo Compensation Committee. The Compensation HoldCo Committee has the authority to amend, suspend or terminate the HoldCo 2020 ESPP at any time.
Purpose
The purpose of the HoldCo 2020 ESPP is to advance the interests of HoldCo and its stockholders by providing an incentive to attract, retain and reward HoldCo’s or its subsidiaries’ eligible employees and by motivating such persons to contribute to the growth and profitability of HoldCo. The HoldCo 2020 ESPP provides such eligible employees with an opportunity to acquire a proprietary interest in HoldCo through the purchase of common stock.
Valuation
On September 14, 2020 the Record Date for the special meeting, the fair market value per share of our common stock was $5.22 which was the closing price per share of our common stock on such date.
New Plan Benefits
While all of the employees employed by HoldCo and its subsidiaries for at least 20 hours per week who work more than five months in any calendar year will be eligible to participate in the HoldCo 2020 ESPP and could purchase as much $25,000 worth of HoldCo common stock in a particular year, the actual amount or value of shares purchased by any given employee or group of employees is not determinable because it depends on the elections of each employee who chooses to participate. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the HoldCo 2020 ESPP or the benefits that would have been received by such participants if the HoldCo 2020 ESPP had been in effect in the year ended December 31, 2019. Therefore, a New Plan Benefits table has not been provided.
Participant Withdrawal or Termination
A participant may withdraw from the HoldCo 2020 ESPP by signing and delivering to HoldCo’s office or representative designated by HoldCo a written or electronic notice of withdrawal on a form provided by HoldCo for this purpose. Such withdrawal may be elected at any time prior to the end of an offering period; provided, however, that if a participant withdraws from the HoldCo 2020 ESPP after a purchase date, the withdrawal shall not affect shares of common stock acquired by the participant on such purchase date. A participant who voluntarily withdraws from the HoldCo 2020 ESPP is prohibited from resuming participation in the HoldCo 2020 ESPP in the same offering from which he or she withdrew, but may participate in any subsequent offering by again satisfying the requirements of the HoldCo 2020 ESPP. HoldCo may impose, from time to time, a requirement that the notice of withdrawal from the HoldCo 2020 ESPP be on file with HoldCo’s office or representative designated by HoldCo for a reasonable period prior to the effectiveness of the participant’s withdrawal.
Upon a participant’s voluntary withdrawal from the HoldCo 2020 ESPP, the participant’s accumulated HoldCo 2020 ESPP account balance which has not been applied toward the purchase of shares of common stock shall be refunded to the participant as soon as practicable after the withdrawal, without the payment of any interest, and the participant’s interest in the HoldCo 2020 ESPP and the offering shall terminate. Such amounts to be refunded may not be applied to any other offering under the HoldCo 2020 ESPP.
Change in Control
In the event of a “Change in Control” (as defined in the HoldCo 2020 ESPP) of HoldCo, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be, or the “Acquiring Corporation”, may, without the consent of any participant, assume or continue our rights and obligations under outstanding purchase rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding purchase rights, the purchase date of the then current offering period shall be accelerated to a date before the date of the Change in Control specified by the HoldCo Compensation Committee, but the number of shares of common stock subject to outstanding purchase rights shall not be adjusted. All purchase rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.
Amendment or Termination of the ESPP
The HoldCo Compensation Committee, as administrator of the HoldCo 2020 ESPP, may at any time amend, suspend or terminate the HoldCo 2020 ESPP, except that (a) no such amendment, suspension or termination shall affect purchase rights previously granted under the HoldCo 2020 ESPP unless expressly provided by the HoldCo Compensation Committee, and (b) no such amendment, suspension or termination may adversely affect a purchase right previously granted under the HoldCo 2020 ESPP without the consent of the participant, except to the extent permitted by the HoldCo 2020 ESPP or as may be necessary to qualify the HoldCo 2020 ESPP as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the HoldCo 2020 ESPP must be approved by the stockholders of HoldCo within 12 months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the HoldCo 2020 ESPP or would change the definition of the corporations that may be designated by the HoldCo Compensation Committee as “Participating Companies” (as defined in the HoldCo 2020 ESPP). Notwithstanding the foregoing, in the event that the HoldCo Compensation Committee determines that continuation of the HoldCo 2020 ESPP or an offering would result in unfavorable financial accounting consequences to HoldCo, the HoldCo Compensation Committee may, in its discretion and without the consent of any participant, including with respect to an offering period then in progress: (i) terminate the HoldCo 2020 ESPP or any offering period, (ii) accelerate the purchase date of any offering period, (iii) reduce the discount or the method of determining the purchase price in any offering period (e.g., by determining the purchase price solely on the basis of the “Fair Market Value” (as defined in the HoldCo 2020 ESPP) on the purchase date), (iv) reduce the maximum number of shares of common stock that may be purchased in any offering period, or (v) take any combination of the foregoing actions.
Federal Income Tax Consequences Relating to the HoldCo 2020 ESPP
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made to a U.S. employee under the HoldCo 2020 ESPP. It does not describe all federal tax consequences under the HoldCo 2020 ESPP, nor does it describe state or local tax consequences.
The HoldCo 2020 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Amounts withheld from pay under the HoldCo 2020 ESPP are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase common stock (on the first day of an offering period) or when the right to purchase common stock is exercised (on the last day of the purchase period).
If the participating employee holds the common stock purchased under the HoldCo 2020 ESPP for at least two years after the first day of the offering period in which the common stock was acquired, or the “Grant Date”, and for at least one year after the date the common stock is purchased, when the participating employee disposes of the common stock, he or she will recognize as ordinary income an amount equal to the lesser of:
•
the excess of the fair market value of the common stock on the date of disposition over the price paid for the common stock; or

•
the fair market value of the common stock on the Grant Date multiplied by the discount percentage for stock purchases under the HoldCo 2020 ESPP. HoldCo may choose 15% or a lesser discount percentage, including a zero discount percentage.

If the participating employee disposes of the common stock within two years after the Grant Date or within one (1) year after the date the common stock is purchased, he or she will recognize ordinary income equal to the fair market value of the common stock on the last day of the purchase period in which the common stock was acquired less the amount paid for the common stock. The ordinary income recognition pertains to any disposition of common stock acquired under the HoldCo 2020 ESPP (such as by sale, exchange or gift).
Upon disposition of the common stock acquired under the HoldCo 2020 ESPP, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the common stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the common stock for at least one year. Otherwise, the capital gain or loss will be short-term.
If the participating employee satisfies the two-year holding period for common stock purchased under the HoldCo 2020 ESPP, HoldCo will not receive any deduction for federal income tax purposes with respect to that common stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, HoldCo will be entitled to a deduction in an amount equal to the amount that is considered ordinary income. Otherwise, the HoldCo 2020 ESPP has no tax effect on HoldCo.
If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.
Required Vote; Recommendation of Board of Directors
To approve Proposal 3, if a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will not be considered as votes cast “FOR” or “AGAINST” this proposal and will therefore have no effect on the outcome of the vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the HoldCo 2020 ESPP.
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE LIQUIDIA CORPORATION 2020 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4 — HOLDCO 2020 AUDITOR RATIFICATION
HoldCo’s Audit Committee has appointed PricewaterhouseCoopers LLP, which is Liquidia Technologies’ auditor, as the HoldCo’s independent registered public accounting firm for the year ending December 31, 2020. In connection with this appointment, PricewaterhouseCoopers LLP will examine and report to stockholders on the financial statements of HoldCo for 2020 following completion of the Merger Transaction.
Although stockholder ratification of the appointment of HoldCo’s independent registered public accounting firm is not required by HoldCo’s bylaws or otherwise, we have put this proposal before our stockholders because we believe that seeking stockholders’ ratification of the Audit Committee’s appointment of HoldCo’s independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because HoldCo’s Audit Committee has the sole authority to retain and dismiss HoldCo’s independent registered public accounting firm. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of HoldCo and its stockholders following completion of the Merger Transaction.
Representatives of PricewaterhouseCoopers LLP are expected to be virtually present at the special meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.
Principal Accounting Fees and Services
The following table summarizes the aggregate fees billed for professional services rendered to us by PricewaterhouseCoopers LLP, our registered independent public accounting firm, during the fiscal years ended December 31, 2018 and 2019. A description of these fees and services follows the table.
	2018	2019
Audit Fees(1)	$1,128,332	$648,008
Audit-Related Fees(2)	$37,840	$—
Tax Fees(3)	—	$—
All Other Fees(4)	$2,768	$2,768
TOTAL	$1,168,940	$650,776

(1)
Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements and related services that are normally provided in connection with public offerings, including the registration statement for our initial public offering in the third quarter of 2018, our follow-on public offering in the first quarter of 2019, our “at-the-market” sales agreement entered into in August 2019 and our private offering of common stock in December 2019.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” For 2018, fees for the review of our initial assessment of ASC 606, Revenue from Contracts with Customers, comprise substantially all of such fees.

(3)
Tax fees consist of fees billed for services including, but not limited to, assistance with tax compliance, tax advice and tax planning. There were no such fees in 2018 or 2019.

(4)
This category includes fees billed for the use of a research tool and automated disclosure checklist.

HoldCo’s Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. Further, pursuant to the Audit Committee’s pre-approval policies and procedures described below, all of the services provided by PricewaterhouseCoopers LLP in 2018 and 2019 were approved in advance in accordance with Liquidia Technologies’ Audit Committee’s pre-approval policies and procedures described below. The Liquidia Technologies’ Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimis non-audit services under the applicable rules of the SEC for its approval of any of the services provided by PricewaterhouseCoopers LLP in 2018 and 2019.
Pre-Approval of Audit and Permissible Non-Audit Services
HoldCo’s Audit Committee requires pre-approval of all audit and non-audit services in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act, to the Company’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee has the authority to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by such Audit Committee members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent register public accounting firm’s independence and whether the independent registered public accounting firm are best positioned to provide the most effective and efficient service.
Required Vote; Recommendation of Board of Directors
To approve Proposal 4, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” As Proposal 4 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of HoldCo’s independent auditor.
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF HOLDCO’S AUDIT COMMITTEE’S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS HOLDCO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020.

PROPOSAL 5 — GRANT OF DISCRETIONARY AUTHORITY TO THE LIQUIDIA BOARD OF
DIRECTORS TO ADJOURN OR POSTPONE THE SPECIAL MEETING
General
At the special meeting of our stockholders, and any adjournment or postponement of the special meeting, we stockholders will be asked to consider and vote upon a proposal to grant discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4.
Proposal
If at our special meeting on October 21, 2020, the number of shares of our common stock entitled to vote and voting in favor of the proposal to adopt the Merger Agreement and approve the Liquidia Merger, the proposal to approve the HoldCo 2020 Incentive Plan and the HoldCo 2020 ESPP, and the proposal to ratify HoldCo’s auditors for 2020, which are Proposals 1 – 4, respectively, is insufficient under applicable law and our organizational documents to approve such proposal, our board of directors intends to move to adjourn the special meeting in order to solicit additional proxies in favor of the proposal(s).
In this Proposal 5, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting the discretionary authority to our board of directors to adjourn or postpone our special meeting, and any later adjournments, in order to enable our board of directors to solicit additional proxies in favor of Proposal 1, Proposal 2, Proposal 3 or Proposal 4. If our stockholders approve this Proposal 5, our board of directors could adjourn or postpone the special meeting, and any adjourned session of the special meeting, and use the additional time to solicit additional proxies in favor of Proposal 1, Proposal 2, Proposal 3 or Proposal 4, including the solicitation of proxies from our stockholders that have previously voted against Proposal 1, Proposal 2, Proposal 3 or Proposal 4. Among other things, approval of this Proposal 5 could mean that, even if we has received proxies representing a sufficient number of votes against Proposal 1, Proposal 2, Proposal 3 or Proposal 4 to defeat them, our board of directors could adjourn the special meeting without a vote on Proposal 1, Proposal 2, Proposal 3 or Proposal 4 and seek during that period to convince the holders of those shares to change their votes to vote in favor of Proposal 1, Proposal 2, Proposal 3 or Proposal 4, as the case may be.
Our board of directors believes that if the number of shares of our common stock present or represented at the special meeting and voting in favor of Proposal 1, Proposal 2, Proposal 3 or Proposal 4 is insufficient to approve such proposals, it is in the best interests of our stockholders to enable our board of directors, for a limited period of time in the discretion of our board of directors, to continue to seek to obtain a sufficient number of additional votes in favor of one or more such proposals to bring about their approval.
If necessary to solicit additional proxies if there are not sufficient votes to approve Proposals 1, 2, 3 or 4, the holders of a majority of the shares entitled to vote and present in person or represented by proxy, whether or not a quorum is present, may adjourn the meeting to another place, date or time without further notice unless the adjournment is for more than 30 days after the date for which the meeting was originally noticed or if after the adjournment a new Record Date is fixed for the adjourned meeting, in which case a written notice of the place, if any, date and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, will be given to each stockholder of record entitled to vote at the meeting.
Required Vote; Recommendation of Board of Directors
To approve this Proposal 5, regardless of whether a quorum is present or represented by proxy at the special meeting, stockholders holding a majority of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will not be considered as votes cast “FOR” or “AGAINST” this proposal and will therefore have no effect on the outcome of the vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the grant of discretionary authority to our board of directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4.
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR”
THE GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO ADJOURN OR POSTPONE THE SPECIAL MEETING.

LEGAL MATTERS
The validity of the shares of HoldCo common stock offered by this proxy statement/prospectus will be passed upon for HoldCo by DLA Piper LLP (US), Short Hills, New Jersey. Certain federal income tax consequences of the Merger Transaction to Liquidia stockholders will be passed upon by DLA Piper LLP (US), Palo Alto, California.
EXPERTS
The financial statements incorporated in this proxy statement/prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2019 have been so incorporated in reliance on the report (which contains an explanatory paragraph relating to the Company’s ability to continue as a going concern as described in Note 2 to the financial statements) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of RareGen, LLC as of December 31, 2019 and 2018, and for the year ended December 31, 2019 and the period from July 16, 2018 (inception) to December 31, 2018, have been included herein in reliance upon the report of BDO USA, LLP, an independent auditor, appearing elsewhere herein, given on the authority of said firm as experts in auditing and accounting.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file annual, quarterly and special reports, proxy statements, and other information with the SEC under the Exchange Act. The SEC maintains a web site that contains such reports, proxy statements and other information about public companies, including our filings. The internet address of that site is http://www.sec.gov. You may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our internet address is www.liquidia.com. The information on our website is not part of this proxy statement/prospectus. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents we file with the SEC through the web site maintained by the SEC at www.sec.gov or by contacting our investor relations department at the following:
Liquidia Technologies, Inc.
P.O. Box 110085
Research Triangle Park, North Carolina 27709
Attention: Corporate Secretary
The SEC allows us to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring to its filings with the SEC. The information incorporated by reference is considered a part of this proxy statement/prospectus, and certain information that we file later with the SEC will automatically update and supersede the information in this proxy statement/prospectus.
We incorporate by reference the following documents we have filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (File No. 001-35907), other than information in these documents that is not deemed to be filed with the SEC:
•
our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020;

•
our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 28, 2020;

•
our Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, filed with the SEC on May 11, 2020 and August 10, 2020, respectively;

•
our Current Reports on Form 8-K* filed with the SEC on January 27, 2020, March 20, 2020, March 30, 2020, April 8, 2020, April 13, 2020, April 30, 2020, May 18, 2020, June 5, 2020, June 19, 2020, June 29, 2020, July 2, 2020, July 24, 2020 and August 20, 2020;

•
The description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-38601), filed by our company with the SEC under Section 12(b) of the Exchange Act on July 23, 2018, including any amendments or reports filed for the purpose of updating such description; and

•
Any document we may file* under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this document and before the date of our special meeting.

* This proxy statement/prospectus does not incorporate and will not incorporate by reference past or future information on reports furnished or that will be furnished under Items 2.02 and/or 7.01 of, or otherwise with, Form 8-K.
If you would like to request documents, please do so no later than five business days prior to the date of our special meeting, or no later than October 14, 2020 to receive them before our special meeting.
HoldCo has filed a registration statement under the Securities Act with the SEC with respect to the HoldCo common stock to be issued to our stockholders and RareGen members in the Merger Transaction. This proxy statement/prospectus constitutes the prospectus of HoldCo filed as part of the registration statement. This proxy statement/prospectus does not contain all of the information set forth in the registration statement because parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits are available for inspection and copying at the SEC’s offices as set forth above.
You should rely only on the information contained or incorporated by reference in this proxy statement/prospectus to vote on the adoption of the Merger Agreement and approval of the Merger Transaction and other proposals set forth in this proxy statement/prospectus. We and RareGen have not authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus. This proxy statement/prospectus is dated September 16, 2020. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than September 16, 2020, and neither the mailing of the proxy statement/prospectus to our stockholders nor the issuance of HoldCo common stock in the Merger Transaction shall create any implication to the contrary.
STOCKHOLDER PROPOSALS
HoldCo
If the Merger Transaction is completed, our stockholders and RareGen members will become stockholders of HoldCo.
Following the Merger Transaction, any stockholder proposal submitted to HoldCo pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in HoldCo’s proxy materials for the 2021 annual meeting of stockholders must have been received by HoldCo no later than the close of business on December 29, 2020.
In order for a stockholder to nominate a person for election to the HoldCo board of directors or bring other business before the 2021 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of HoldCo’s bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in HoldCo’s bylaws. Specifically, HoldCo must receive this notice not less than 90 days and not greater than one hundred 120 days prior to the first anniversary of the preceding year’s annual meeting (which in the case of the 2021 annual meeting of HoldCo stockholders would refer to the 2020 annual meeting of our stockholders). In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
Liquidia Technologies
If the Merger Transaction is not completed, any stockholder proposal submitted to our company pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2021 annual meeting of stockholders must have been received by us no later than the close of business on December 29, 2020.

In order for a stockholder to nominate a person for election to our board of directors or bring other business before the 2021 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our amended and restated bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the amended and restated bylaws. Specifically, we must receive this notice not less than 90 days and not greater than one hundred 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

RAREGEN, LLC
INDEX TO AUDITED FINANCIAL STATEMENTS
PAGE
Report of Independent Auditor	F-2
Financial Statements:
Balance Sheets as of December 31, 2019 and 2018	F-3
Statements of Operations for the years ended December 31, 2019 and for the period from July 16, 2018 (inception) through December 31, 2018	F-4
Statements of Changes in Members’ Equity for the year ended December 31, 2019 and for the period from July 16, 2018 (inception) through December 31, 2018	F-5
Statements of Cash Flows for the year ended December 31, 2019 and for the period from July 16, 2018 (inception) through December 31, 2018	F-6
Notes to the Financial Statements	F-7

Independent Auditor’s Report
Board of Directors
RareGen, LLC
200 Garrett street, Suite S
Charlottesville, Virginia
We have audited the accompanying financial statements of RareGen, LLC, which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in members’ equity, and cash flows for the year ended December 31, 2019 and for the period from July 16, 2018 (inception) to December, 31, 2018, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RareGen, LLC as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the year ended December 31, 2019 and for the period from July 16, 2018 (inception) to December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
As described in Note 9 to the financial statements, there is uncertainty related to the COVID-19 outbreak and impact on the Company’s business. Our opinion is not modified with respect to this matter.
/s/ BDO USA, LLP
Richmond, Virginia
July 17, 2020

RareGen, LLC
Balance Sheets
December 31,	2019	2018
Assets
Current assets:
Cash and cash equivalents	$3,563,490	$1,080,784
Accounts receivable	3,697,731	320
Prepaid expenses	43,844	53,906
Total current assets	7,305,065	1,135,010
Non-current assets
Property, plant and equipment, net	69,952	24,921
Intangibles, net	16,666,667	20,000,000
Deposits	2,464	2,464
Total assets	$24,044,148	$21,162,395
Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$16,028	$80,991
Accrued compensation	206,015	90,292
Due to related party	49,784	63,735
Accrued litigation costs	226,704	—
Other accrued expenses	51,679	43,213
Total current liabilities	550,210	278,231
Total liabilities	550,210	278,231
Commitment and contingencies (Note 7)
Members’ equity	23,493,938	20,884,164
Total liabilities and members’ equity	$24,044,148	$21,162,395
See accompanying notes to financial statements

RareGen, LLC
Statements of Operations
Periods ended December 31,	2019	2018
Net service revenue	$10,088,356	$—
Litigation expense	5,312,357	—
Payroll expense	2,944,705	495,405
Contract support, general and administrative	1,113,639	428,173
Management fee	300,000	192,258
Research and development	30,627	—
Total operating expenses	9,701,328	1,115,836
Income (loss) from operations	387,028	(1,115,836)
Other income (expense)
Interest income	22,799	—
Other expense	(53)	—
Total other income, net	22,746	—
Net income (loss)	$409,774	$(1,115,836)
See accompanying notes to financial statements

RareGen, LLC
Statements of Changes in Members’ Equity
	Common Units	Contributed Capital	Members’ Deficit	Total
Inception, July 16, 2018	—	$—	$—	$—
Issuance of units	10,000	—	—
Capital contributions	—	22,000,000	—	22,000,000
Net loss	—	—	(1,115,836)	(1,115,836)
Balance, December 31, 2018	10,000	$22,000,000	$(1,115,836)	$20,884,164
Capital contributions	—	2,200,000	—	2,200,000
Net income	—	—	409,774	409,774
Balance, December 31, 2019	10,000	$24,200,000	$(706,062)	$23,493,938
See accompanying notes to financial statements

RareGen, LLC
Statements of Cash Flows
Periods ended December 31,	2019	2018
Cash flows from operating activities:
Net income (loss)	$409,774	$(1,115,836)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,338,402	422
Changes in operating assets and liabilities:
Accounts receivable	(3,697,411)	(320)
Prepaid expenses	10,062	(53,906)
Deposits	—	(2,464)
Accounts payable	(64,963)	80,991
Accrued compensation	115,723	90,292
Due to related party	(13,951)	63,735
Accrued expenses	235,170	42,213
Net cash provided by (used in) operating activities	332,806	(893,873)
Cash flows from investing activities:
Purchase of property and equipment	(50,100)	(25,343)
Purchase of intangible assets	—	(20,000,000)
Net cash used in investing activities	(50,100)	(20,025,343)
Cash flows from financing activities:
Capital contributions	2,200,000	22,000,000
Net cash provided by financing activities	2,200,000	22,000,000
Increase in cash and cash equivalents	2,482,706	1,080,784
Cash and cash equivalents, beginning of period	1,080,784	—
Cash and cash equivalents, end of period	$3,563,490	$1,080,784
See accompanying notes to financial statements

RAREGEN, LLC
Notes to Financial Statements
1.   Background and Organization
Nature of Business
The Company was formed on July 16, 2018, as a Limited Liability Company (“LLC”) under State of Delaware statutes. Under the terms of the LLC Operating Agreement, the term of the Company continues in perpetuity.
RareGen, LLC (the “Company”) provides strategy, commercialization, and investment support to companies developing therapeutics addressing rare diseases. The Promotion Agreement, executed on August 1, 2018, with Sandoz, Inc. is the Company’s first partnership, in which the parties will launch the first-to-file generic of Treprostinil Injection for the treatment of patients with Pulmonary Arterial Hypertension (“PAH”).
2.   Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as determined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash and cash equivalents include all cash balances, and highly liquid investments with an initial maturity of three months or less. Cash equivalents include money market accounts.
The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. Accounts are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At December 31, 2019 and 2018, the Company had approximately $3,313,000 and $830,000, respectively, in excess of FDIC-insured limits. The Company has not experienced any losses in such accounts.
Accounts Receivable
Accounts receivable balances are monitored by management to determine if they are uncollectible. The Company has recorded no allowance for doubtful accounts at December 31, 2019 and 2018.
Credit risk and concentrations
At December 31, 2019 and 2018 and for the year ended December 31, 2019, one customer accounted for 100% of total accounts receivable and net service revenue.
Property and Equipment
Property and equipment are recorded at cost, less accumulated depreciation. The costs of major repairs and maintenance that extend the useful life of the asset are capitalized and normal maintenance and repairs are charged to expense as incurred. Depreciation is computed by the straight-line method over the

RAREGEN, LLC
Notes to Financial Statements
2.   Summary of Significant Accounting Policies (continued)
estimated useful lives of the related assets, ranging from five to seven years. Upon retirement or sale of an asset, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.
Impairment of Long-lived Assets
The Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of the assets. The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors. No impairment losses were recorded for long-lived assets during 2019 or 2018.
Intangible Assets
Intangible assets that have finite useful lives are amortized by the Company using the straight-line method over their estimated useful lives and are evaluated for impairment when indicators of such are present. Intangible assets are considered impaired if the fair value of the intangible assets is lower than carrying value. The fair value of intangible assets is determined based upon the present values of expected future cash flows using discount rates commensurate with the risks involved in the asset, or upon estimated replacement cost. The Company did not incur any impairment charges to intangible assets during the periods ended December 31, 2019 or 2018, respectively.
Operating Leases
Total rent payments under operating leases that include scheduled payment increases are amortized on a straight-line basis over the term of the lease.
Fair Value of Financial Instruments
Estimates of fair value for certain assets may be necessary from time to time if impairment concerns are present. For such measurements, the Company has adopted FASB guidance on fair value measurements. The provisions of the guidance provide a framework for measuring fair value under GAAP and defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This guidance requires that valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs.
This guidance also establishes a fair value hierarchy which prioritizes the valuation inputs into three broad levels. Based on the underlying inputs, each fair value measurement in its entirety is reported in one of three levels:
Level 1 —
Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 —
Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets and quoted prices identical or similar assets and liabilities in markets that are not active.

RAREGEN, LLC
Notes to Financial Statements
2.   Summary of Significant Accounting Policies (continued)
Level 3 —
Unobservable inputs that cannot be corroborated by observable market data and reflect the use of significant management judgment. These values are generally determined using pricing models for which the assumptions utilize management’s estimates of market participant assumptions.

The Company’s financial instruments include its cash equivalents, accounts receivable, accounts payable, and due to related party. The carrying values are believed to approximate fair values due to their short-term nature. The carrying values associated with related party financial instruments cannot be presumed to approximate fair value due to the absence of comparable transactions.
Revenue Recognition
The Company recognizes revenue in accordance with Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of Topic 606 is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:
•
Step 1: Identify the contract with the customer

•
Step 2: Identify the performance obligations in the contract

•
Step 3: Determine the transaction price

•
Step 4: Allocate the transaction price to the performance obligations in the contract

•
Step 5: Recognize revenue when the company satisfies a performance obligation

In order to identify the performance obligations in a contract with a customer, the company assesses the promised goods or services in the contract and identifies each promised good or service that is distinct.
If a good or service is not distinct, the good or service is combined with other promised goods or services until a bundle of goods or services is identified that is distinct.
The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both.
Variable consideration is included in the transaction price only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The Company evaluates any non-cash consideration, consideration payable to the customer, and whether consideration contains a significant financing element in determining the transaction price.
Revenue is measured based on consideration specified in a contract with a customer. The Company recognizes revenue when it satisfies a performance obligation by transferring control over a service to a customer.
On August 1, 2018, the Company partnered with Sandoz, Inc. in a Promotion Agreement (the “Agreement”) to launch the first-to-file generic of Treprostinil Injection for the treatment of patients with PAH. Under the Agreement, the Company will provide certain promotional and nonpromotional activities on an exclusive basis for the product in the United States of America for the treatment of PAH, in exchange for a share of Sandoz, Inc.’s net profits, as defined within the Agreement. In addition, the Company paid Sandoz, Inc. $20 million at the inception of the agreement, in consideration for the right to conduct the promotional activities for the product. In exchange for its services, the Company is entitled to receive a portion of net profits based on specified profit levels associated with the product.

RAREGEN, LLC
Notes to Financial Statements
2.   Summary of Significant Accounting Policies (continued)
The Company determined that certain activities within the contract are within the scope of ASC 808, Collaborative Arrangements. The commercialization of the product is a joint operating activity where the Company will provide promotional activities for Sandoz, Inc.’s intellectual property and Sandoz, Inc. will be responsible for items such as supply of the product, distribution to customers, managing sales, returns, and regulatory matters, and protection of patents. Both parties will be active participants, each carrying out its assigned responsibilities, and participating in the joint operating activity and will share in the risks and rewards of the commercialization through the profit-sharing arrangement.
In addition, the Company determined that the services provided under the agreement fall within the scope of Topic 606. While this is the Company’s first income-generating contract, the promotional activities the Company will perform are one of the services the Company expects to provide as part of its ordinary activities, and it is receiving consideration for this service from Sandoz, Inc. in the form of a share of future net profits. The Company has one combined performance obligation under the Agreement, which is to perform promotional and non-promotional activities to encourage the appropriate use of the product in accordance with the product labeling and applicable law. As such, and in accordance with ASU 2018-18: Clarifying the Interaction between Topic 808 and Topic 606, the Company will account for the entire Agreement under Topic 606.
The share of net profits due to the Company under the Agreement represents variable consideration as described in Topic 606 that is subject to a number of uncertainties, including the level of acceptance the product achieves from health care providers that must prescribe the product to their patients, or by payors such as insurers who must add the product to their list of covered drugs, “gross to net” revenue adjustments, Sandoz, Inc.’s costs, and competition from other products that have or may enter the market. As such, the recognition of revenue over time will be limited to the amount that is payable based on the net profit hurdles achieved to date. The Company will receive payments representing its share of net profits on a quarterly basis based on net profits received by Sandoz, Inc. to date during the term of the Agreement.
The $20 million paid by the Company to Sandoz, Inc. as consideration payable to the customer has been recorded as an asset that will be amortized on a straight-line basis into income as contra revenue over the initial term of five-year contract.
The Agreement has customary termination provisions for breach, bankruptcy of one of the parties, withdrawal of marketing approval, and safety concerns. Both parties have the right to terminate the Agreement before the end of the initial term in certain circumstances including if net profits targets are not reached or after aggregate net profits received by the other party has reached a specified hurdle.
The product was launched in March of 2019. For the year ended December 31, 2019, the Company recognized revenues for its share of net profits under the Agreement of approximately $10.1 million including contra revenue of approximately $3.3 million, related to the amortization of the upfront payments. At December 31, 2019 and 2018, the unamortized balances of the upfront payments made to Sandoz, Inc. were approximately $16.7 million and $20 million, respectively, which are included in Intangibles, net in the Company’s Balance sheet.
New Accounting Pronouncements
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires companies with leases to recognize on their balance sheets the assets and liabilities generated by contracts longer than a year. The total value is calculated based on the present value of the future lease payments and the expense is recognized over the life of the lease on a straight-line basis. In June 2020, the FASB issued ASU 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for Certain Entities, which defers the effective date of ASU 2016-02 for certain entities that have not yet issued their

RAREGEN, LLC
Notes to Financial Statements
2.   Summary of Significant Accounting Policies (continued)
financial statements (or made financial statements available for issuance) reflecting the adoption of ASU 2016-02. The main provision of ASU 2020-05 allows entities to elect to adopt the guidance for fiscal years beginning after December 15, 2021. Early application continues to be permitted, which means that an entity may choose to implement Topic 842 before the deferred effective date. The Company has not adopted Topic 842 and is currently evaluating the implications of this standard.
3.   Cash and Cash equivalents
Cash and Cash equivalents consisted of the following:
December 31,	2019	2018
Cash	$111,079	$1,080,784
Cash equivalents	3,452,411	―
Totals:	$3,563,490	$1,080,784
4.   Intangible Assets
Intangible assets at December 31, 2019 and 2018 consist of:
	Up-front Payment to Sandoz, Inc. (the Customer)	Total Intangibles
Balance at December 31, 2018	20,000,000	20,000,000
Amortization	3,333,333	3,333,333
Balance at December 31, 2019	$16,666,667	$16,666,667
Amortization Period (in years)	5
The future amortization expense from the Company’s definite-lived intangible asset as of December 31, 2019 is estimated to be as follows:
Years ending December 31,
2020	$4,000,000
2021	4,000,000
2022	4,000,000
2023	4,000,000
2024	666,667
Total	$16,666,667
5.   Property, Plant and Equipment
Property and equipment consisted of the following:
December 31,	2019	2018
Computer hardware	$17,375	$17,375
Office equipment	7,968	7,968
Construction in progress	50,100	—
	75,443	25,343
Less accumulated depreciation	(5,491)	(422)
	$69,952	$24,921

RAREGEN, LLC
Notes to Financial Statements
5.   Property, Plant and Equipment (continued)
The Company incurred depreciation expense of $5,069 and $422 for the periods ended December 31, 2019 and 2018, respectively.
6.   Related Party Transactions
The Company entered into a management agreement with a PBM Capital Group, a related party of the Company to provide accounting, administrative, management and other services to the Company. Management fees in the amount of approximately $300,000 and $192,000 were expensed for the periods ended December 31, 2019 and 2018, respectively. The amounts are shown in the accompanying statements of operations.
7.   Commitments and Contingencies
Litigation
On April 16, 2019, the plaintiffs, the Company and Sandoz, Inc., asserted that the defendants, United Therapeutics and Smiths Medical ASD Inc, violated the Sherman Act and impeded unlawfully in the competition for a new generic drug that treats PAH, pulmonary arterial hypertension. The plaintiffs recently brought to market a generic form of Treprostinil. The plaintiffs allege that United Therapeutics prohibited specialty pharmacies from dispensing the cartridges necessary for Treprostinil to be administered through subcutaneous injection for use with generic Treprostinil. The plaintiffs asked the court to stop the defendants from denying patients access to the cartridges and sought a preliminary injunction to attain access to them. As of December 31, 2019, the litigation is still in process.
Various legal claims may also arise from time to time in the normal course of business, which, in the opinion of management, will not have a material effect on the financial position or results of operations of the Company.
8.   Members’ Equity
The Company accounts for the common units pursuant to the LLC Agreement (the “Agreement”). The Company has the authority to issue common units. At December 31, 2019 and 2018, the number of common units authorized, issued, and outstanding was 10,000. Each common unit holder or member shall be entitled to one vote per common unit on any matter voted upon by the members of the Company. Such vote may be taken at a meeting of the members or by written consent.
Under the terms of the LLC Operating Agreement, allocations of profits, losses, and distributions are in the following priorities:
Profits for any fiscal year or any other period, other than Profits from a Terminating Capital Transaction, as defined in the Agreement, shall be allocated to the Members on a pro rata basis in proportion to respective Unit Percentages, as defined in the Agreement.
Losses for any fiscal year or any other period, other than Losses from a Terminating Capital Transaction, shall be allocated to the Members to the extent of and in proportion to their respective positive Capital Account balances and, thereafter, to the Members on a pro rata basis in proportion to their respective Unit Percentages.

RAREGEN, LLC
Notes to Financial Statements
8.   Members’ Equity (continued)
Cash Distributions: The Company may, in the sole and absolute discretion of the Board, distribute annually to the Members (or in the Board’s discretion, more frequently) an amount not to exceed Distributable Cash, as defined in the Agreement, for such fiscal year or other period, or the net proceeds to the Company from any financing or refinancing to the Members on a pro rata basis in proportion to their respective Unit Percentages. As an LLC, the Company is not a taxpaying entity for federal income tax purposes.
Accordingly, the Company’s taxable income or loss is allocated to its members in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes has been included in the accompanying financial statements.
9.   Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition and/or disclosure through July 17, 2020, the date these financial statements were available to be issued.
COVID-19
On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus originating in Wuhan, China (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally.
The resulting impact of COVID-19 on the economic environment may be significant and arises from impacts on business activity, including but not limited to:
1.
Reduced demand for goods and services due to economic uncertainty;

2.
Disruption of global supply chains due to restrictions placed on the movement of people and goods;

3.
Lack of investment in capital improvements and construction, reducing demand for many goods and services; and

4.
Reduction in market prices for commodities and financial assets, including equity and debt instruments.

The full impact of the COVID-19 outbreak continues to evolve as of the date of this report. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations. Management is actively monitoring the impact of the global situation on its financial condition, liquidity, operations, suppliers, industry, and workforce. Given the daily evolution of the COVID-19 outbreak and the global responses to curb its spread, the Company is not able to estimate the effects of the COVID-19 outbreak on its results of operations, financial condition, or liquidity for fiscal year 2020.
Known and direct impacts to the Company’s business activities include the following:
•
The Company’s primary service relates to a life-sustaining, critical pharmaceutical for patients. As such, the demand for the service is directly impacted by these patient’s needs. The success of the Company’s business is dependent on the distribution and supply chain managed by Novartis. Sandoz, Inc., is a division of Novartis.

RAREGEN, LLC
Notes to Financial Statements
9.   Subsequent Events (continued)
•
While the Company is not currently experiencing a negative impact to its business, the Company is closely monitoring the situation as it develops. The Company’s sales force is not physically active in the field so that may impact the near-term growth of its business.

CARES Act
On March 27, 2020, President Trump signed into law the “Coronavirus Aid, Relief, and Economic Security (CARES) Act.” The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, increased limitations on qualified charitable contributions, and technical corrections to tax depreciation methods for qualified improvement property.
It also appropriated funds for the Small Business Administration Paycheck Protection Program loans that are forgivable in certain situations to promote continued employment, as well as Economic Injury Disaster Loans to provide liquidity to small businesses harmed by COVID-19.
The Company has examined the impact that the CARES Act may have on its business and currently the Company does not believe there is an impact from the CARES Act. The Company will continue to examine any impact the CARES Act has on its financial condition, results of operations, or liquidity.
Amendment to the Agreement with Sandoz, Inc.
On May 8, 2020, the Agreement with Sandoz, Inc. was amended and significant provisions of the amendment are as follows:
Sandoz, Inc. and the Company will share any litigation proceeds in the current lawsuit or any future lawsuit they bring against United Therapeutics Corporation and Smiths Medical ASD, Inc. The parties will also share equally in any losses incurred and approved expenses incurred. Note 7 includes a description of the circumstances regarding this litigation.
As described below, Liquidia Technologies, Inc. (“Liquidia Technologies”) and the Company have entered into an Agreement and Plan of Merger (the “Merger Transaction”). Upon the closing of the Merger Transaction, the Company will use good faith efforts to bring cartridges to market and make cartridges available for use with the Product, the initial term of the Agreement will be extended to eight years, and the formula for sharing net profits will be altered in exchange for Sandoz Inc.’s waiver of its right to terminate the Agreement for a change in control. Sandoz Inc.’s waiver of its right to terminate the Agreement for a change in control will be granted only if the Merger Transaction closes on or prior to September 30, 2020.
Litigation financing agreement
On June 4, 2020 the Company entered into a financing agreement with Henderson SPV, LLC to cover the prospective costs of the litigation with United Therapeutics Corporation and Smiths Medical ASD, Inc., from the date of this agreement, in consideration for a share of the litigation proceeds. The share is a fixed percentage based on the litigation proceeds with various litigation proceed ranges. In the case where the Company has no proceeds from the litigation, Henderson SPV, LLC will not be owed, by the Company, the litigation expenses that were previously financed. Henderson SPV, LLC has not financed any costs of litigation as of the date of these financial statements.

RAREGEN, LLC
Notes to Financial Statements
9.   Subsequent Events (continued)
Merger Transaction
On June 29, 2020, Liquidia Technologies and the Company entered into the Merger Transaction. The completion of the Merger Transaction is subject to the satisfaction of customary closing conditions, including approval by Liquidia Technologies stockholders and a registration statement on Form S-4 being declared effective by the Securities and Exchange Commission (SEC).
Upon satisfaction of the customary closing conditions, the Company’s members will receive the following as consideration:
•
6,166,666 shares of Liquidia Technologies common stock plus;

•
the contingent right to receive up to 2,708,333 additional shares of Liquidia Technologies common stock if the Company is able to meet certain net sales thresholds in 2021 plus;

•
an amount in cash equal to the cash held by the Company at closing, less $1.0 million, if any.

RAREGEN, LLC
INDEX TO UNAUDITED FINANCIAL STATEMENTS

RareGen, LLC
Balance Sheets
	June 30, 2020 (Unaudited)	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$8,708,522	$3,563,490
Accounts receivable	2,731,205	3,697,731
Prepaid expenses	46,325	43,844
Total current assets	11,486,052	7,305,065
Non-current assets
Property, plant and equipment, net	83,138	69,952
Intangibles, net	14,666,667	16,666,667
Deposits	2,464	2,464
Total assets	$26,238,321	$24,044,148
Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$64,872	$16,028
Accrued compensation	193,048	206,015
Due to related party	82,195	49,784
Accrued litigation costs	1,432,596	226,704
Other accrued expenses	214,322	51,679
Total current liabilities	1,987,033	550,210
Total liabilities	1,987,033	550,210
Members’ equity	24,251,288	23,493,938
Total liabilities and members’ equity	$26,238,321	$24,044,148
See accompanying notes to financial statements.

RareGen, LLC
Statements of Operations (Unaudited)
Six months ended June 30,	2020	2019
Net service revenue	$4,578,896	$3,392,454
Litigation expense	1,845,186	1,773,225
Payroll expense	1,151,758	1,615,191
Contract support, general and administrative	637,536	681,279
Management fee	120,000	180,000
Research and development	84,444	9,415
Total operating expenses	3,838,924	4,259,110
Income (loss) from operations	739,972	(866,656)
Interest income	17,378	2,980
Other income (expense)	—	(53)
Total other income, net	17,378	2,927
Net income (loss)	$757,350	$(863,729)
See accompanying notes to financial statements.

RareGen, LLC
Statements of Changes in Members’ Equity (Unaudited)
	Common Units	Contributed Capital	Members’ (Deficit) Equity	Total
Balance, December 31, 2019	10,000	$24,200,000	$(706,062)	$23,493,938
Net income	―	―	757,350	757,350
Balance, June 30, 2020	10,000	$24,200,000	$51,288	$24,251,288
Balance, December 31, 2018	10,000	$22,000,000	$(1,115,836)	$20,884,164
Net loss	―	―	(863,729)	(863,729)
Capital contribution	―	2,200,000	―	2,200,000
Balance, June 30, 2019	10,000	$24,200,000	$(1,979,566)	$22,220,435
See accompanying notes to financial statements.

RareGen, LLC
Statements of Cash Flows (Unaudited)
Six months ended June 30,	2020	2019
Cash flows from operating activities:
Net income (loss)	$757,350	$(863,729)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,002,534	1,335,867
Changes in operating assets and liabilities:
Accounts receivable	966,526	320
Prepaid expenses	(2,481)	(7,216)
Accounts payable	48,844	(57,626)
Accrued compensation	(12,967)	159,414
Due to related party	32,411	(34,812)
Accrued litigation costs	1,205,892	1,227,736
Accrued expenses	162,643	34,393
Net cash provided by operating activities	5,160,752	1,794,347
Cash flows from investing activities:
Purchase of property and equipment	(15,720)	(25,050)
Net cash used in investing activities	(15,720)	(25,050)
Cash flows from financing activities:
Proceeds from capital contributions	—	2,200,000
Net cash provided by financing activities	—	2,200,000
Increase in cash and cash equivalents	5,145,032	3,969,297
Cash and cash equivalents, beginning of period	3,563,490	1,080,784
Cash and cash equivalents, end of period	$8,708,522	$5,050,081
See accompanying notes to financial statements.

RareGen, LLC
Notes to Financial Statements (Unaudited)
1.   Background and Organization
Nature of Business
The Company was formed on July 16, 2018, as a Limited Liability Company (“LLC”) under State of Delaware statutes. Under the terms of the LLC Operating Agreement, the term of the Company continues in perpetuity.
RareGen, LLC (the “Company”) provides strategy, commercialization, and investment support to companies developing therapeutics addressing rare diseases. The Promotion Agreement, executed on August 1, 2018, with Sandoz, Inc. is the Company’s first partnership, in which the parties will launch the first-to-file generic of Treprostinil Injection for the treatment of patients with Pulmonary Arterial Hypertension (“PAH”).
2.   Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as determined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).
These unaudited interim financial statements should be read in conjunction with the audited annual financial statements and notes to the audited annual financial statements.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash and cash equivalents include all cash balances, and highly liquid investments with an initial maturity of three months or less. Cash equivalents include money market accounts.
The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. Accounts are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At June 30, 2020 and December 31, 2019, the Company had approximately $8,459,000 and $3,313,000, respectively, in excess of FDIC-insured limits. The Company has not experienced any losses in such accounts.
Accounts Receivable
Accounts receivable balances are monitored by management to determine if they are uncollectible. The Company has recorded no allowance for doubtful accounts at June 30, 2020 and December 31, 2019.
Credit risk and concentrations
One customer accounted for approximately 100% of total accounts receivable and net service revenue for all periods presented in these financial statements.
Property and Equipment
Property and equipment are recorded at cost, less accumulated depreciation. The costs of major repairs and maintenance that extend the useful life of the asset are capitalized and normal maintenance and

RareGen, LLC
Notes to Financial Statements (Unaudited)
2.   Summary of Significant Accounting Policies (continued)
repairs are charged to expense as incurred. Depreciation is computed by the straight-line method over the estimated useful lives of the related assets, ranging from five to seven years. Upon retirement or sale of an asset, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.
Impairment of Long-lived Assets
The Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of the assets. The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors. No impairment losses were recorded for long-lived assets during the period ended June 30, 2020 or June 30, 2019, respectively.
Intangible Assets
Intangible assets that have finite useful lives are amortized by the Company using the straight-line method over their estimated useful lives and are evaluated for impairment when indicators of such are present. Intangible assets are considered impaired if the fair value of the intangible assets is lower than carrying value. The fair value of intangible assets is determined based upon the present values of expected future cash flows using discount rates commensurate with the risks involved in the asset, or upon estimated replacement cost. The Company did not incur any impairment charges to intangible assets during the periods ended June 30, 2020 or June 30, 2019 respectively.
Operating Leases
Total rent payments under operating leases that include scheduled payment increases are amortized on a straight-line basis over the term of the lease.
Fair Value of Financial Instruments
The Company’s investments in cash equivalents are carried in the financial statements at fair value with changes recorded through earnings. Additionally, estimates of fair value for certain assets may be necessary from time to time if impairment concerns are present. For such measurements, the Company has adopted FASB guidance on fair value measurements.
The provisions of the guidance provide a framework for measuring fair value under GAAP and defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This guidance requires that valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs.
This guidance also establishes a fair value hierarchy which prioritizes the valuation inputs into three broad levels. Based on the underlying inputs, each fair value measurement in its entirety is reported in one of three levels:
Level 1 —
Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

RareGen, LLC
Notes to Financial Statements (Unaudited)
2.   Summary of Significant Accounting Policies (continued)
Level 2 —
Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets and quoted prices identical or similar assets and liabilities in markets that are not active.

Level 3 —
Unobservable inputs that cannot be corroborated by observable market data and reflect the use of significant management judgment. These values are generally determined using pricing models for which the assumptions utilize management’s estimates of market participant assumptions.

The Company’s financial instruments include its cash equivalents, accounts receivable, accounts payable, and due to related party. As previously stated, the Company’s investments in cash equivalents are recorded at fair value. The carrying values for the Company’s other financial instruments are believed to approximate fair values due to their short-term nature. The carrying values associated with related party financial instruments cannot be presumed to approximate fair value due to the absence of comparable transactions with third parties.
Revenue Recognition
The Company recognizes revenue in accordance with Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of Topic 606 is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:
•
Step 1: Identify the contract with the customer

•
Step 2: Identify the performance obligations in the contract

•
Step 3: Determine the transaction price

•
Step 4: Allocate the transaction price to the performance obligations in the contract

•
Step 5: Recognize revenue when the company satisfies a performance obligation

In order to identify the performance obligations in a contract with a customer, the company assesses the promised goods or services in the contract and identifies each promised good or service that is distinct.
If a good or service is not distinct, the good or service is combined with other promised goods or services until a bundle of goods or services is identified that is distinct.
The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both.
Variable consideration is included in the transaction price only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The Company evaluates any non-cash consideration, consideration payable to the customer, and whether consideration contains a significant financing element in determining the transaction price.
Revenue is measured based on consideration specified in a contract with a customer. The Company recognizes revenue when it satisfies a performance obligation by transferring control over a service to a customer.
On August 1, 2018, the Company partnered with Sandoz, Inc. in a Promotion Agreement (the “Agreement”) to launch the first-to-file generic of Treprostinil Injection for the treatment of patients with

RareGen, LLC
Notes to Financial Statements (Unaudited)
2.   Summary of Significant Accounting Policies (continued)
PAH. Under the Agreement, the Company will provide certain promotional and nonpromotional activities on an exclusive basis for the product in the United States of America for the treatment of PAH, in exchange for a share of Sandoz, Inc.’s net profits, as defined within the Agreement. In addition, the Company paid Sandoz, Inc. $20 million at the inception of the agreement, in consideration for the right to conduct the promotional activities for the product. In exchange for its services, the Company is entitled to receive a portion of net profits based on specified profit levels associated with the product.
The Company determined that certain activities within the contract are within the scope of ASC 808, Collaborative Arrangements. The commercialization of the product is a joint operating activity where the Company will provide promotional activities for Sandoz, Inc.’s intellectual property and Sandoz, Inc. will be responsible for items such as supply of the product, distribution to customers, managing sales, returns, and regulatory matters, and protection of patents. Both parties will be active participants, each carrying out its assigned responsibilities, and participating in the joint operating activity and will share in the risks and rewards of the commercialization through the profit-sharing arrangement.
In addition, the Company determined that the services provided under the agreement fall within the scope of Topic 606. While this is the Company’s first income-generating contract, the promotional activities the Company will perform are one of the services the Company expects to provide as part of its ordinary activities, and it is receiving consideration for this service from Sandoz, Inc. in the form of a share of future net profits. The Company has one combined performance obligation under the Agreement, which is to perform promotional and non-promotional activities to encourage the appropriate use of the product in accordance with the product labeling and applicable law. As such, and in accordance with ASU 2018-18: Clarifying the Interaction between Topic 808 and Topic 606, the Company will account for the entire Agreement under Topic 606.
The share of net profits due to the Company under the Agreement represents variable consideration as described in Topic 606 that is subject to a number of uncertainties, including the level of acceptance the product achieves from health care providers that must prescribe the product to their patients, or by payors such as insurers who must add the product to their list of covered drugs, “gross to net” revenue adjustments, Sandoz, Inc.’s costs, and competition from other generics that have or may enter the market. As such, the recognition of revenue will be over time and limited to the amount that is payable based on the net profit hurdles achieved to date. The Company will receive payments representing its share of net profits on a quarterly basis based on net profits received by Sandoz, Inc. to date during the term of the Agreement.
The $20 million paid by the Company to Sandoz, Inc. as consideration payable to the customer has been recorded as an asset that will be amortized on a straight-line basis into income as contra revenue over the initial five-year term of the contract.
The Agreement has customary termination provisions for breach, bankruptcy of one of the parties, withdrawal of marketing approval, and safety concerns. Both parties have the right to terminate the Agreement before the end of the initial term in certain circumstances including if net profits targets are not reached or after aggregate net profits received by the other party has reached a specified hurdle.
The product was launched in March of 2019. For the six-month period ended June 30, 2020, the Company recognized revenues for its share of net profits under the Agreement of approximately $4.6 million including contra revenue of approximately $2 million, related to the amortization of the upfront payments. For the six-month period ended June 30, 2019, the Company recognized revenues for its share of net profits under the Agreement of approximately $3.4 million including contra revenue of approximately $1.3 million. At June 30, 2020 and December 31, 2019, the unamortized balances of the upfront payments made to Sandoz, Inc. were approximately $14.7 million and $16.7 million, respectively, which are included in Intangibles, net in the Company’s Balance sheet.

RareGen, LLC
Notes to Financial Statements (Unaudited)
2.   Summary of Significant Accounting Policies (continued)
Amendment to the Agreement with Sandoz, Inc.
On May 8, 2020, the Agreement with Sandoz, Inc. was amended, and the significant provisions of the amendment are as follows:
Sandoz, Inc. and the Company will share any litigation proceeds in the current lawsuit or any future lawsuit they bring against United Therapeutics Corporation and Smiths Medical ASD, Inc. The parties will also share equally in any losses incurred and approved expenses incurred in connection with this litigation. Note 7 includes a description of the circumstances regarding this litigation.
As described further below in Note 11, Liquidia Technologies, Inc. (“Liquidia Technologies”) and the Company have entered into an Agreement and Plan of Merger (the “Merger Transaction”). Upon the closing of the Merger Transaction, the Company will use good faith efforts to bring cartridges to market and make cartridges available for use with the Product, the initial term of the Agreement will be extended to eight years, and the formula for sharing net profits will be altered in exchange for Sandoz Inc.’s waiver of its right to terminate the Agreement for a change in control. Sandoz Inc.’s waiver of its right to terminate the Agreement for a change in control will be granted only if the Merger Transaction closes on or prior to September 30, 2020.
New Accounting Pronouncements
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires companies with leases to recognize on their balance sheets the assets and liabilities generated by contracts longer than a year. The total value is calculated based on the present value of the future lease payments and the expense is recognized over the life of the lease on a straight-line basis. In June 2020, the FASB issued ASU 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for Certain Entities, which defers the effective date of ASU 2016-02 for certain entities that have not yet issued their financial statements (or made financial statements available for issuance) reflecting the adoption of ASU 2016-02. The main provision of ASU 2020-05 allows entities to elect to adopt the guidance for fiscal years beginning after December 15, 2021. Early application continues to be permitted, which means that an entity may choose to implement Topic 842 before the deferred effective date. The Company has not adopted Topic 842 and is currently evaluating the implications of this standard.
3. Cash and Cash equivalents
Cash and Cash equivalents consisted of the following:
	June 30, 2020	December 31, 2019
Cash	$834,032	$111,079
Cash equivalents	7,874,490	3,452,411
Total	$8,708,522	$3,563,490
4.   Intangible Assets
Intangible assets consisted of the following:
	June 30, 2020
	Gross Carrying Amount	Accumulated Amortization	Intangibles, Net
Up-front payments to Sandoz, Inc. (the Customer)	$20,000,000	$5,333,333	$14,666,667

RareGen, LLC
Notes to Financial Statements (Unaudited)
4.   Intangible Assets (continued)
	December 31, 2019
	Gross Carrying Amount	Accumulated Amortization	Intangibles, Net
Up-front payments to Sandoz, Inc. (the Customer)	$20,000,000	$3,333,333	$16,666,667
Amortization expense for the six months ended June 30, 2020 and 2019 was $2,000,000 and $1,333,333, respectively.
5.   Property, Plant and Equipment
Property, Plant and equipment consisted of the following:
	June 30, 2020	December 31, 2019
Computer hardware	$17,375	$17,375
Office equipment	7,968	7,968
Construction in progress	65,820	50,100
	91,163	75,443
Less accumulated depreciation	(8,025)	(5,491)
	$83,138	$69,952
6.   Related Party Transactions
The Company entered into a management agreement effective August 7, 2018 with a PBM Capital Group, a related party of the Company, to provide accounting, administrative, management and other services to the Company. In connection with the management agreement, the Company pays a management fee to PBM Capital Group in the amount of $40,000 per month. Effective April 1, 2019, the management agreement was amended and the management fee was reduced to $20,000 per month. Management fees in the amount of approximately $120,000 and $180,000 were expensed for the periods ended June 30, 2020 and 2019, respectively. The amounts are shown in the accompanying statements of operations.
7.   Commitments and Contingencies
Litigation
On April 16, 2019, the plaintiffs, the Company and Sandoz, Inc., asserted that the defendants, United Therapeutics and Smiths Medical ASD Inc, violated the Sherman Act and impeded unlawfully in the competition for a new generic drug that treats PAH, pulmonary arterial hypertension. The plaintiffs recently brought to market a generic form of Treprostinil. The plaintiffs allege that United Therapeutics prohibited specialty pharmacies from dispensing the cartridges necessary for Treprostinil to be administered through subcutaneous injection for use with generic Treprostinil. The plaintiffs asked the court to stop the defendants from denying patients access to the cartridges and sought a preliminary injunction to attain access to them. As of June 30, 2020, the litigation is still in process.
Various legal claims may also arise from time to time in the normal course of business, which, in the opinion of management, will not have a material effect on the financial position or results of operations of the Company.
Litigation financing agreement
On June 4, 2020 the Company entered into a financing agreement with Henderson SPV, LLC to cover the prospective costs of the litigation with United Therapeutics Corporation and Smiths Medical ASD,

RareGen, LLC
Notes to Financial Statements (Unaudited)
7.   Commitments and Contingencies (continued)
Inc., from the date of this agreement, in consideration for a share of the litigation proceeds. The share is a fixed percentage based on the litigation proceeds with various litigation proceed ranges. In the case where the Company has no proceeds from the litigation, Henderson SPV, LLC will not be owed, by the Company, the litigation expenses that were previously financed. Henderson SPV, LLC has not financed any costs of litigation as of June 30, 2020. As described further below in Note 12, Henderson SPV, LLC financed costs of litigation subsequent to June 30, 2020.
8.   Members’ Equity
The Company accounts for the common units pursuant to the LLC Agreement (the “Agreement”). The Company has the authority to issue common units. At June 30, 2020 and December 31, 2019, the number of common units authorized, issued, and outstanding was 10,000. Each common unit holder or member shall be entitled to one vote per common unit on any matter voted upon by the members of the Company. Such vote may be taken at a meeting of the members or by written consent.
Under the terms of the LLC Operating Agreement, allocations of profits, losses, and distributions are in the following priorities:
Profits for any fiscal year or any other period, other than Profits from a Terminating Capital Transaction, as defined in the Agreement, shall be allocated to the Members on a pro rata basis in proportion to respective Unit Percentages, as defined in the Agreement.
Losses for any fiscal year or any other period, other than Losses from a Terminating Capital Transaction, shall be allocated to the Members to the extent of and in proportion to their respective positive Capital Account balances and, thereafter, to the Members on a pro rata basis in proportion to their respective Unit Percentages.
Cash Distributions:   The Company may, in the sole and absolute discretion of the Board, distribute annually to the Members (or in the Board’s discretion, more frequently) an amount not to exceed Distributable Cash, as defined in the Agreement, for such fiscal year or other period, or the net proceeds to the Company from any financing or refinancing to the Members on a pro rata basis in proportion to their respective Unit Percentages. As an LLC, the Company is not a taxpaying entity for federal income tax purposes. Accordingly, the Company’s taxable income or loss is allocated to its members in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes has been included in the accompanying financial statements.
9.   COVID-19
On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus originating in Wuhan, China (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally.
The resulting impact of COVID-19 on the economic environment may be significant and arises from impacts on business activity, including but not limited to:
1.
Reduced demand for goods and services due to economic uncertainty;

2.
Disruption of global supply chains due to restrictions placed on the movement of people and goods;

3.
Lack of investment in capital improvements and construction, reducing demand for many goods and services; and

RareGen, LLC
Notes to Financial Statements (Unaudited)
9.   COVID-19 (continued)
4.
Reduction in market prices for commodities and financial assets, including equity and debt instruments.

The full impact of the COVID-19 outbreak continues to evolve as of the date of these financial statements. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations. Management is actively monitoring the impact of the global situation on its financial condition, liquidity, operations, suppliers, industry, and workforce. Given the daily evolution of the COVID-19 outbreak and the global responses to curb its spread, the Company is not able to estimate the effects of the COVID-19 outbreak on its results of operations, financial condition, or liquidity for fiscal year 2020.
Known and direct impacts to the Company’s business activities include the following:
•
The Company’s primary service relates to a life-sustaining, critical pharmaceutical for patients. As such, the demand for the service is directly impacted by these patient’s needs. The success of the Company’s business is dependent on the distribution and supply chain managed by Novartis. Sandoz, Inc., is a division of Novartis.

•
While the Company is not currently experiencing a negative impact to its business, the Company is closely monitoring the situation as it develops. Since the Company’s sales force is not physically active in the field and virtual interactions with health care professionals are limited, this may impact the near-term growth of its business.

10.   CARES Act
On March 27, 2020, President Trump signed into law the “Coronavirus Aid, Relief, and Economic Security (CARES) Act.” The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, increased limitations on qualified charitable contributions, and technical corrections to tax depreciation methods for qualified improvement property.
It also appropriated funds for the Small Business Administration Paycheck Protection Program loans that are forgivable in certain situations to promote continued employment, as well as Economic Injury Disaster Loans to provide liquidity to small businesses harmed by COVID-19.
The Company has examined the impact that the CARES Act may have on its business and currently the Company does not believe there is an impact from the CARES Act. The Company will continue to examine any impact the CARES Act has on its financial condition, results of operations, or liquidity.
11.   Merger Transaction
On June 29, 2020, Liquidia Technologies and the Company entered into the Merger Transaction. The completion of the Merger Transaction is subject to the satisfaction of customary closing conditions, including approval by Liquidia Technologies stockholders and a registration statement on Form S-4 being declared effective by the Securities and Exchange Commission (SEC).
Upon satisfaction of the customary closing conditions, the Company’s members will receive the following as consideration:
•
6,166,666 shares of Liquidia Technologies common stock plus;

•
the contingent right to receive up to 2,708,333 additional shares of Liquidia Technologies common stock if the Company is able to meet certain net sales thresholds in 2021 plus;

RareGen, LLC
Notes to Financial Statements (Unaudited)
11.   Merger Transaction (continued)
•
an amount in cash equal to the cash held by the Company at closing, less $1.0 million, if any.

12.   Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition and/or disclosure through September 4, 2020, the date these financial statements were available to be issued.
On August 11, and September 3, 2020, the Company received approximately $877,000 and $522,000, respectively in funding from Henderson SPV, LLC pursuant to the litigation financing agreement described in Note 7 above.
On September 4, 2020, the Promotion Agreement was further amended to extend Sandoz’s waiver of its right to terminate the Promotion Agreement for a change in control upon consummation of the Merger Transaction from September 30, 2020 to December 31, 2020.

Annex A
Execution Version

AGREEMENT AND PLAN OF MERGER
BY AND AMONG
LIQUIDIA TECHNOLOGIES, INC.,
RAREGEN, LLC,
LIQUIDIA CORPORATION,
GEMINI MERGER SUB I, INC.,
GEMINI MERGER SUB II, LLC,
AND
PBM RG HOLDINGS, LLC
(SOLELY IN ITS CAPACITY AS THE MEMBERS’ REPRESENTATIVE)

Dated as of June 29, 2020

A-i

A-ii

A-iii

EXHIBITS
EXHIBIT A	Support Agreement
EXHIBIT B	Form of Irrevocable Written Consent
EXHIBIT C-1	Form of PBM Cooperation Agreement
EXHIBIT C-2	Form of Serendipity Cooperation Agreement
EXHIBIT D	Certificate of Incorporation of Liquidia Surviving Corporation
EXHIBIT E	Bylaws of Liquidia Surviving Corporation
EXHIBIT F	Certificate of Formation of RareGen Surviving LLC
EXHIBIT G	RareGen Surviving LLC Operating Agreement
EXHIBIT H	Litigation Funding and Indemnification Agreement
EXHIBIT I	Form of Lock-Up Agreement
SCHEDULES
RareGen Disclosure Schedule
Liquidia Disclosure Schedule

A-iv

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER, dated as of June 29, 2020 (this “Agreement”), is entered into by and among Liquidia Technologies, Inc., a Delaware corporation (“Liquidia”), RareGen, LLC, a Delaware limited liability company (“RareGen”), Liquidia Corporation, a newly-formed Delaware corporation and direct wholly owned subsidiary of Liquidia (“HoldCo”), Gemini Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of HoldCo (“Liquidia Merger Sub”), Gemini Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of HoldCo (“RareGen Merger Sub”), and PBM RG Holdings, LLC, a Delaware limited liability company (the “Members’ Representative”), solely in its capacity as the Members’ Representative.
WHEREAS, the Board of Directors of Liquidia (the “Liquidia Board”) deems it advisable and in the best interests of Liquidia and its stockholders that Liquidia acquire the outstanding equity interests of RareGen in order to advance the interests of Liquidia and its stockholders;
WHEREAS, the Board of Directors of RareGen (the “RareGen Board”) deems it advisable and in the best interests of RareGen and its members (the “RareGen Members”) that RareGen be acquired by Liquidia in order to advance the interests of RareGen and the RareGen Members;
WHEREAS, the acquisition of the outstanding equity interests of RareGen by Liquidia shall be effected through (i) the merger of Liquidia Merger Sub with and into Liquidia; and (ii) the merger of RareGen Merger Sub with and into RareGen, such that each of Liquidia and RareGen will become wholly owned subsidiaries of HoldCo and the stockholders and members of each of Liquidia and RareGen, respectively, become stockholders of HoldCo, in each case, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the Delaware Limited Liability Company Act (the “DLLCA”);
WHEREAS, by executing this Agreement, HoldCo, Liquidia, RareGen, Liquidia Merger Sub and RareGen Merger Sub intend (i) to adopt this Agreement as a plan of reorganization; (ii) that the Mergers (as defined in Section 1.3 hereof) be treated as an integrated transaction for U.S. federal income Tax purposes; (iii) that the Mergers, taken together, qualify as an exchange described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder; and (iv) that the Liquidia Merger (as defined in Section 1.2 hereof) qualify as a reorganization within the meaning of Section 368(a) of the Code;
WHEREAS, concurrently with the execution of this Agreement, and as a material inducement to the parties’ willingness to enter into this Agreement, each of Neal Fowler, Canaan III L.P., Fredric Eshelman and Eshelman Ventures LLC are entering in to an irrevocable Support Agreement in the form attached hereto as Exhibit A (the “Support Agreement”);
WHEREAS, concurrently with the execution of this Agreement, and as a material inducement to the parties’ willingness to enter into this Agreement, each of the RareGen Members will adopt this Agreement and approve the RareGen Merger (as defined below) by executing and delivering an irrevocable written consent in the form attached hereto as Exhibit B (the “RareGen Member Consent”), PBM and PD Joint Holdings shall enter in to the Cooperation Agreement in the form attached hereto as Exhibit C-1 (the “PBM Cooperation Agreement”), and Serendipity shall enter in to the Cooperation Agreement in the form attached hereto as Exhibit C-2 (the “Serendipity Cooperation Agreement” and together with the PBM Cooperation Agreement, the “Cooperation Agreements”); and
WHEREAS, for certain limited purposes, and subject to the terms set forth herein, the Members’ Representative shall serve as a representative of the RareGen Members.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

Article 1.
The Mergers
Sectio n 1.1 Certificate of Incorporation and Bylaws of HoldCo.   At the Effective Time (as defined in Section 1.4 hereof), the Certificate of Incorporation and Bylaws of HoldCo shall remain the Certificate of Incorporation and Bylaws of HoldCo.
Section 1.2 The Liquidia Merger.   Upon the terms and subject to the provisions of this Agreement, and in accordance with the relevant provisions of the DGCL, Liquidia Merger Sub shall merge with and into Liquidia (the “Liquidia Merger”) at the Effective Time (as defined in Section 1.4 hereof). Liquidia Merger Sub has been formed as a direct wholly owned subsidiary of HoldCo solely to effectuate the Liquidia Merger and conducts no business or activity other than in connection with the Liquidia Merger.
Section 1.3 The RareGen Merger.   Upon the terms and subject to the provisions of this Agreement, and in accordance with the relevant provisions of the DGCL and the DLLCA, RareGen Merger Sub shall merge with and into RareGen (the “RareGen Merger” and, together with the Liquidia Merger, the “Mergers”) at the Effective Time. RareGen Merger Sub has been formed as a direct wholly owned subsidiary of HoldCo solely to effectuate the RareGen Merger and conducts no business or activity other than in connection with the RareGen Merger.
Section 1.4 Effective Time of the Mergers.   Upon the terms and subject to the provisions of this Agreement, a certificate of merger with respect to each Merger in such form as is required by the relevant provisions of the DGCL and DLLCA (each, with respect to one of the Mergers, a “Certificate of Merger” and collectively, with respect to both Mergers, the “Certificates of Merger”) shall be duly prepared, executed and acknowledged and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the DGCL and DLLCA, as early as practicable on the Closing Date (as defined in Section 1.5 hereof). Each Merger shall become effective at such time as is specified in the applicable Certificate of Merger (the time at which both Mergers have become effective being hereinafter referred to as the “Effective Time”).
Section 1.5 Closing.   The closing of the Mergers (the “Closing”) shall take place remotely via the exchange of documents and signatures no later than the second (2nd) Business Day after the satisfaction or, if permissible, the waiver of all of the conditions set forth in Article 6 hereof, unless another date is agreed to in writing by Liquidia and RareGen (such date, the “Closing Date”).
Section 1.6 Effect of the Mergers.   As a result of the Liquidia Merger, the separate corporate existence of Liquidia Merger Sub shall cease and Liquidia shall continue as the surviving corporation in the Liquidia Merger (the “Liquidia Surviving Corporation”). As a result of the RareGen Merger, the separate corporate existence of RareGen Merger Sub shall cease and RareGen shall continue as the surviving limited liability company in the RareGen Merger (the “RareGen Surviving LLC” and, together with the Liquidia Surviving Corporation, the “Surviving Entities”). The effects of the Mergers shall be as provided in the applicable provisions of the DGCL and DLLCA. Without limiting the generality of the foregoing, at the Effective Time, except as otherwise provided herein, (i) all the property, rights, privileges, powers and franchises of Liquidia and Liquidia Merger Sub shall vest in the Liquidia Surviving Corporation, and all debts, liabilities and duties of Liquidia and Liquidia Merger Sub shall become the debts, liabilities and duties of the Liquidia Surviving Corporation, and (ii) all the property, rights, privileges, powers and franchises of RareGen and RareGen Merger Sub shall vest in the RareGen Surviving LLC, and all debts, liabilities and duties of RareGen and RareGen Merger Sub shall become the debts, liabilities and duties of the RareGen Surviving LLC.
Section 1.7 Governing Documents of the Surviving Entities.   At the Effective Time, (i) the Certificate of Incorporation and Bylaws of the Liquidia Surviving Corporation shall be amended in their entirety to contain the provisions set forth in the Certificate of Incorporation and Bylaws of Liquidia Merger Sub, each as in effect immediately prior to the Effective Time and as set forth in Exhibits D and E hereto (except that the name of the Liquidia Surviving Corporation shall be “Liquidia Technologies, Inc.”) and (ii) the Certificate of Formation and Limited Liability Company Operating Agreement of RareGen Surviving LLC shall be amended to contain the provisions set forth in the Certificate of Formation and Limited Liability Company Operating Agreement of the RareGen Merger Sub in effect immediately prior to the Effective Time as set forth in Exhibits F and G (except that the name of the RareGen Surviving LLC shall be “RareGen, LLC”).

Section 1.8 Directors and Officers of the Surviving Entities.   The parties hereto shall cause the directors of Liquidia Merger Sub immediately prior to the Effective Time to be the initial directors of the Liquidia Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Liquidia Surviving Corporation. The corporate officers of Liquidia immediately prior to the Effective Time shall be the initial officers of the Liquidia Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Liquidia Surviving Corporation. The parties hereto shall cause the directors of RareGen Merger Sub immediately prior to the Effective Time to be the initial directors of the RareGen Surviving LLC, each to hold office in accordance with the Limited Liability Company Operating Agreement of the RareGen Surviving LLC. The corporate officers of RareGen Merger Sub immediately prior to the Effective Time shall be the initial officers of the RareGen Surviving LLC, each to hold office in accordance with the Limited Liability Company Operating Agreement of the RareGen Surviving LLC.
Article 2.
Conversion of Securities; Exchange of RareGen Common Units
Section 2.1 Conversion of Securities.   At the Effective Time, by virtue of the Mergers and without any action on the part of HoldCo, Liquidia, Liquidia Merger Sub, RareGen, RareGen Merger Sub or the holders of any of the following securities:
Section 2.1.1 Conversion Generally.
Section 2.1.1.1 Liquidia Common Stock.   Each share of common stock, par value $0.001 per share, of Liquidia (“Liquidia Common Stock”) issued and outstanding immediately prior to the Effective Time, whether certificated or held in book-entry form, shall be converted, subject to Section 2.2.5 hereof, into an equal number of shares of common stock, par value $0.001 per share, of HoldCo (“HoldCo Common Stock”) without any action on the part of the holder of such Liquidia Common Stock. All such shares of Liquidia Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist.
Section 2.1.1.2 Liquidia Warrants.   At the Effective Time, all unexercised and unexpired warrants to purchase shares of Liquidia Common Stock (“Liquidia Warrants”) then outstanding shall be assumed by HoldCo. Each Liquidia Warrant so assumed by HoldCo under this Agreement shall continue to have, and be subject to, the same terms and conditions as set forth in such Liquidia Warrant and any agreements executed in connection therewith as in effect immediately prior to the Effective Time, except that (i) each Liquidia Warrant shall be exercisable (or shall become exercisable in accordance with its terms) for that number of whole shares of HoldCo Common Stock equal to the number of shares of Liquidia Common Stock that were issuable upon the exercise of such Liquidia Warrant immediately prior to the Effective Time and (ii) the per share exercise price for the shares of HoldCo Common Stock issuable upon the exercise of such Liquidia Warrant shall be equal to the exercise price per share of Liquidia Common Stock at which such Liquidia Warrant was exercisable immediately prior to the Effective Time.
Section 2.1.1.3 RareGen Common Units.   Each common unit of RareGen (“RareGen Common Units”) issued and outstanding immediately prior to the Effective Time shall be converted, subject to Section 2.2.5 hereof, into the right to receive the Per Unit Closing Shares, plus the contingent right to receive the Per Unit Holdback Shares, plus the contingent right to receive the Per Unit Net Sales Earnout Shares, if any, in accordance with Section 2.5 hereof, plus the Per Unit Excess Cash, if any. All such RareGen Common Units shall no longer be outstanding and shall automatically be canceled and shall cease to exist. No fractional share of HoldCo Common Stock shall be issued and in lieu of any such fractional share to which any RareGen Member would otherwise be entitled, the number of shares of HoldCo Common Stock to be issued to any RareGen Member shall be rounded down to the nearest whole share. The aggregate consideration received by the RareGen Members pursuant to this Section 2.1.1.3 (including all shares and contingent rights) shall be referred to herein collectively as the “Merger Consideration.”
Section 2.1.2 Cancellation of Certain Shares.   Each share of HoldCo Common Stock issued and outstanding immediately prior to the Effective Time shall be surrendered and cancelled.

Section 2.1.3 Liquidia Merger Sub.   Each share of common stock, par value $0.001 per share, of Liquidia Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and be exchanged for one newly and validly issued, fully paid and nonassessable share of common stock of the Liquidia Surviving Corporation.
Section 2.1.4 RareGen Merger Sub.   Each common unit of RareGen Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and be exchanged for one newly and validly issued, fully paid and nonassessable common unit of the RareGen Surviving LLC.
Section 2.2 Exchange of RareGen Common Units.
Section 2.2.1 Exchange Agent.   As promptly as practicable after the Effective Time, HoldCo shall deposit, or shall cause to be deposited, with ComputerShare Trust Company, N.A. or another bank or trust company designated by HoldCo and reasonably satisfactory to each of RareGen and Liquidia (the “Exchange Agent”), for the benefit of the holders of RareGen Common Units, for exchange in accordance with this Article 2, through the Exchange Agent, shares of HoldCo Common Stock (the “Exchange Fund”) issuable pursuant to Section 2.1 hereof in exchange for the outstanding RareGen Common Units. The Exchange Agent shall, pursuant to irrevocable instructions, deliver the HoldCo Common Stock contemplated to be issued pursuant to Section 2.1 hereof out of the Exchange Fund. Except as contemplated by Section 2.2.5 hereof, the Exchange Fund shall not be used for any other purpose.
Section 2.2.2 Exchange Procedures.   Promptly after the Effective Time (and in any event no later than two (2) Business Days after the Effective Time), HoldCo shall instruct the Exchange Agent to mail to each holder of record of RareGen Common Units (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the RareGen Common Units shall pass, only upon proper transfer of the RareGen Common Units to the Exchange Agent and shall be in customary form) and (B) instructions for use in effecting the transfer of the RareGen Common Units in exchange for shares of HoldCo Common Stock and any dividends or distributions with respect thereto. Upon transfer of any RareGen Common Units for cancellation to the Exchange Agent together with such letter of transmittal (if applicable), properly completed and duly executed, and such other documents as may be required pursuant to such instructions, the holder of such RareGen Common Units shall be entitled to receive in exchange therefor (i) that number of whole shares of HoldCo Common Stock which such holder has the right to receive in respect of the RareGen Common Units (after taking into account all RareGen Common Units then held by such holder), and (ii) any dividends or other distributions to which such holder is entitled pursuant to Section 2.2.3 hereof, and the RareGen Common Units so transferred shall forthwith be canceled. Until transferred as contemplated by this Section 2.2, each RareGen Common Unit shall be deemed at any time after the Effective Time to represent only the right to receive upon such transfer shares of HoldCo Common Stock and any dividends or other distributions to which such holder is entitled pursuant to Section 2.2.3 hereof. If any shares of HoldCo Common Stock are to be issued to a person other than the person in whose name the transferred RareGen Common Unit, is registered, it shall be a condition to such payment that: (i) such RareGen Common Unit shall be properly transferred; and (ii) the person requesting such payment shall pay to the Exchange Agent any transfer or other similar Tax required as a result of such payment to a person other than the registered holder of such RareGen Common Unit or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
Section 2.2.3 Distributions with Respect to Unexchanged Shares of HoldCo Common Stock.   No dividends or other distributions declared or made after the Effective Time with respect to HoldCo Common Stock with a record date after the Effective Time shall be paid to the holder of any RareGen Common Unit that has not been transferred with respect to the shares of HoldCo Common Stock represented thereby, unless and until the holder of such RareGen Common Unit shall transfer such RareGen Common Unit. Subject to the effect of escheat, Tax or other applicable Laws, following transfer of any such RareGen Common Unit, there shall be paid to the holder of the shares of HoldCo Common Stock issued in exchange therefor, without interest, at the appropriate payment date (or, with respect to any such dividends for which the payment date was prior to such transfer, upon such transfer), the amount of dividends or other distributions with a record date after the Effective Time but prior to transfer that are payable with respect to such whole shares of HoldCo Common Stock.

Section 2.2.4 Further Rights in Liquidia Common Stock and RareGen Common Units.   All shares of HoldCo Common Stock issued upon conversion of the shares of Liquidia Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Liquidia Common Stock. All shares of HoldCo Common Stock issued upon conversion of the RareGen Common Units in accordance with the terms hereof, and the payment of such other Merger Consideration to which the holders of RareGen Common Units are entitled pursuant to the terms hereof, shall be deemed to have been issued in full satisfaction of all rights pertaining to such RareGen Common Units.
Section 2.2.5 Fractional Shares.   No certificates or scrip representing fractional shares of HoldCo Common Stock shall be issued upon the transfer for exchange of a RareGen Common Unit, no dividend or distribution with respect to HoldCo Common Stock shall be payable on or with respect to any fractional share and such fractional share interests shall not entitle the owner thereof to any rights of a stockholder of HoldCo.
Section 2.2.6 Termination of Exchange Fund.   Any portion of the Exchange Fund which remains undistributed to the former RareGen Members for twelve (12) months after the Effective Time shall be delivered to HoldCo upon demand, and any former RareGen Member who has not theretofore complied with this Article 2 shall thereafter look only to HoldCo for the shares of HoldCo Common Stock, and any dividends or other distributions with respect to HoldCo Common Stock to which they are entitled pursuant to Section 2.2.3 hereof, in each case, without any interest thereon.
Section 2.2.7 No Liability.   None of HoldCo, Liquidia, RareGen or the Exchange Agent shall be liable to any holder of shares of Liquidia Common Stock or RareGen Common Units for any such shares of HoldCo Common Stock from the Exchange Fund delivered to a public official pursuant to any abandoned property, escheat or similar Law.
Section 2.2.8 Withholding.   Each of HoldCo, the Surviving Entities and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Liquidia Common Stock or RareGen Common Units such amounts as HoldCo, the Surviving Entities or the Exchange Agent are required to deduct and withhold under the Code, or any provision of state, local or foreign Tax Law, with respect to the making of such payment. To the extent that amounts are so withheld by HoldCo, the Surviving Entities or the Exchange Agent, such withheld amounts shall be timely paid over to the appropriate Tax Authority and shall be treated for all purposes of this Agreement as having been paid to the holder of Liquidia Common Stock or RareGen Common Units, as the case may be, in respect of whom such deduction and withholding was made.
Section 2.3 Stock or Unit Transfer Books.   At the Effective Time, the stock or unit transfer books, as the case may be, of Liquidia and RareGen shall be closed and thereafter, there shall be no further registration of transfers of shares of Liquidia Common Stock or RareGen Common Units theretofore outstanding on the records of Liquidia or RareGen, respectively. From and after the Effective Time, the holders of certificates of Liquidia Common Stock shall cease to have any rights with respect to the shares of Liquidia Common Stock represented thereby except as otherwise provided herein or by Law.
Section 2.4 Stock Options and RSUs.
Section 2.4.1 Liquidia Options.   At the Effective Time, all unexercised and unexpired options to purchase shares of Liquidia Common Stock (“Liquidia Options”) outstanding immediately prior to the Effective Time under the Liquidia Technologies Stock Option Plan, as amended, the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended, the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan (collectively, the “Liquidia Incentive Plans”), whether or not then exercisable, shall be assumed by HoldCo. Each Liquidia Option so assumed by HoldCo under this Agreement shall continue to have, and be subject to, the same terms and conditions as set forth in the respective Liquidia Incentive Plan and any agreements thereunder governing such Liquidia Option immediately prior to the Effective Time except that each Liquidia Option shall be exercisable (or shall become exercisable in accordance with its terms) for that number of whole shares of HoldCo Common Stock equal to the number of shares of Liquidia Common Stock that were issuable upon the exercise of such Liquidia Option immediately prior to the Effective Time. The per share exercise price for the shares of HoldCo Common Stock issuable upon the exercise of such Liquidia Option shall be equal to the exercise price per share of Liquidia Common Stock at which such Liquidia Option was exercisable immediately prior to the Effective Time. The conversion of any Liquidia Options which are incentive stock options within the meaning of Section 422 of the Code, into options to purchase HoldCo Common Stock is intended to be made so as not to constitute a “modification” of such Liquidia Options within the meaning of Section 424 of the Code. Such conversion shall take into account the requirements of Section 409A of the Code, if any. Continuous employment with Liquidia or its subsidiaries shall be credited to the optionee for purposes of determining the vesting of all assumed Liquidia Options after the Effective Time.
Section 2.4.2 Liquidia RSUs.   At the Effective Time, all Liquidia restricted stock units (“Liquidia RSUs”) outstanding immediately prior to the Effective Time under the Liquidia Incentive Plans shall be assumed by HoldCo. Each Liquidia RSU so assumed by HoldCo under this Agreement shall continue to have, and be subject to, the same terms and conditions as set forth in the respective Liquidia Incentive Plan and any agreements thereunder governing such Liquidia RSU immediately prior to the Effective Time, except that each Liquidia RSU shall be settled for HoldCo Common Stock. Continuous employment with Liquidia or its subsidiaries shall be credited to the holders of Liquidia RSUs for purposes of determining the vesting of all assumed Liquidia RSUs after the Effective Time.
Section 2.5 Earnout.
Section 2.5.1 Achievement of Net Sales Earnout. Each RareGen Member shall be entitled to an issuance of his, her or its Percentage Share of the Net Sales Earnout Shares (“Net Sales Earnout Issuance”) in the event that the Net Sales Target is achieved or exceeded during the Net Sales Earnout Period in accordance with this Section 2.5 (the “Net Sales Earnout”).
Section 2.5.2 Definitions.
(a) “Net Sales” shall mean the Net Sales, as determined pursuant to the Sandoz Agreement.
(b) “Net Sales Earnout Amount” shall mean Net Sales as determined pursuant to the Sandoz Agreement for the Net Sales Earnout Period, divided by 3.76, up to a maximum Net Sales Earnout Amount of Sixteen Million Two Hundred Fifty Thousand Dollars ($16,250,000).
(c) “Net Sales Earnout Period” means January 1, 2021 through December 31, 2021.
(d) “Net Sales Earnout Shares” means the number of shares of HoldCo Common Stock determined by dividing (a) the Net Sales Earnout Amount, by (b) the Issuance Price per Share.
(e) “Net Sales Target” means Thirty Two Million Nine Hundred Thousand Dollars ($32,900,000).
Section 2.5.3 Mechanics for Determining Payment of Net Sales Earnout.
(a) No later than fifteen (15) days after the receipt by HoldCo or RareGen Surviving LLC of each quarterly report from Sandoz pursuant to Section 6.6.1 of the Sandoz Agreement with respect to any calendar quarter ending on or prior to the last day of the Net Sales Earnout Period or any proposed amendment thereto (each, a “Quarterly Report”), HoldCo shall send a copy of such Quarterly Report to the Members’ Representative. As soon as practicable, but, in any event, within fifteen (15) days after the delivery of a Quarterly Report, the Members’ Representative shall provide to HoldCo a written report indicating its agreement with, or specific itemized objections to, or any additional information it reasonably needs with respect to Sandoz’s calculation of the Net Sales (a “Quarterly Objection Report”). Within fifteen (15) days of the receipt by HoldCo of a Quarterly Objection Report, if any, the Members’ Representative and HoldCo shall reasonably cooperate to take such actions as may be available under the Sandoz Agreement to object to Sandoz’s calculation of Net Sales and/or request additional information from Sandoz regarding such calculation, and thereafter, the Members’ Representative and HoldCo shall use good faith efforts to cause Sandoz to adjust its calculation of Net Sales for such period for all purposes under the Sandoz Agreement (including in connection with any reconciliation pursuant to Section 6.6.2 of the Sandoz Agreement) as set forth in the Quarterly Objection Report. In addition,

HoldCo will (i) provide to the Members’ Representative copies of any correspondence received from Sandoz related to the calculation of Net Sales in a reasonably prompt manner (and in any event within two (2) Business Days) after HoldCo’s or RareGen’s receipt thereof, and (ii) allow the Members’ Representative the opportunity to participate in, and consider in good faith any input from the Members’ Representative with respect to, the final reconciliation for the 2021 calendar year pursuant to Section 6.6.2 of the Sandoz Agreement.
(b) No later than the earlier of (i) fifteen (15) days after the completion of the final reconciliation for the 2021 calendar year pursuant to Section 6.6.2 of the Sandoz Agreement and (ii) March 31, 2022, HoldCo shall prepare and deliver to the Members’ Representative a statement (the “Draft Net Sales Report”) that sets forth (A) HoldCo’s good faith calculations of the Net Sales for the Net Sales Earnout Period, (B) whether the Net Sales Target has been achieved and therefore, if the Net Sales Earnout Issuance would be owed, and all or any portion of the Net Sales Earnout Shares would be issued pursuant to Section 2.5.1, and (C) the number of Net Sales Earnout Shares to be issued. The Draft Net Sales Report shall be prepared using the Net Sales information as reported to HoldCo or RareGen Surviving LLC in accordance with the Sandoz Agreement, subject to any adjustments mutually agreed upon by Sandoz, HoldCo and Members’ Representative. From the time the Draft Net Sales Report is delivered until the Final Net Sales Report is final, binding and conclusive on the parties pursuant to this Section 2.5, HoldCo shall preserve the work papers and books and records of HoldCo with respect to the Draft Net Sales Report and its calculations of the Net Sales for the Net Sales Earnout Period and, upon the request of the Members’ Representative, (i) make its representatives reasonably available to discuss with the Members’ Representative the Draft Net Sales Report and its calculations of the Net Sales for the Net Sales Earnout Period and (ii) provide the Members’ Representative copies of, and reasonable access to, such work papers and all relevant books and records so as to allow the Members’ Representative to become reasonably informed regarding all matters concerning the calculations of the Net Sales for the Net Sales Earnout Period and the accounting procedures and methodologies used in connection therewith.
(c) Within thirty (30) days after the delivery of a Draft Net Sales Report and all supporting documentation requested by the Members’ Representative pursuant to Section 2.5.3, the Members’ Representative shall provide to HoldCo a written report indicating its agreement with, or specific itemized objections to, HoldCo’s calculation of the Net Sales (the “Members’ Representative’s Net Sales Response”). The Members’ Representative agrees to maintain confidentiality of any and all information in accordance with Section 5.5. Failure by the Members’ Representative to object to HoldCo’s calculation of Net Sales or, if earlier, the Members’ Representative’s affirmative agreement in writing to HoldCo’s calculations shall be deemed to be the Members’ Representative’s acceptance of the Draft Net Sales Report and that Draft Net Sales Report shall automatically and irrevocably be deemed a Final Net Sales Report in accordance with this Section 2.5 and shall have full weight and accord of a res judicata decision (final judgment without any possible way of recourse or appeal), except in the case of Fraud. Any objection to a Draft Net Sales Reportthat could have been, but was not, raised as an objection prior to such Draft Net Sales Reportbecoming a Final Net Sales Report is expressly waived. HoldCo shall make the Net Sales Earnout Issuance, if any, pursuant to Section 2.5.1.
(d) Within fifteen (15) days after the receipt by HoldCo of Members’ Representative’s Net Sales Response, if any, the Members’ Representative and HoldCo shall endeavor in good faith to agree on any matters in dispute.
(e) If HoldCo and the Members’ Representative are unable to agree on any remaining matters in dispute within the fifteen (15) day period set forth in Section 2.5.3(c), then, the matters in dispute will be submitted for resolution to the Independent Accountant, which shall, within thirty (30) days of such submission, acting as experts and not arbitrators, determine and issue a written report to the Members’ Representative and HoldCo upon such disputed items, and such written report shall automatically and irrevocably be deemed the Final Net Sales Report. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each disputed amount must be within the range of values assigned to each such item in the Draft Net

Sales Report and the Members’ Representative’s Net Sales Response, respectively. HoldCo shall promptly provide the Independent Accountant with access to all information and materials reasonably requested by the Independent Accountant to evaluate the calculations in the Draft Net Sales Report. The fees and expenses of the Independent Accountant shall be borne by the Members’ Representative, on behalf of the RareGen Members, and HoldCo as set forth in Section 2.6.3.4.
(f) The Draft Net Sales Report, as adjusted based on the final resolution of each item set forth in the Members’ Representative’s Net Sales Response, in accordance with this Section 2.5.3, if any, is referred to as a “Final Net Sales Report.” Unless either HoldCo or Members’ Representative has engaged in Fraud in connection with the matters described in this Section 2.5.3, the Final Net Sales Report shall have the legal effect of an arbitral award and shall be final, binding, and conclusive on the parties hereto and shall automatically and irrevocably be deemed the Final Net Sales Report in accordance with this Section 2.5.3 and shall have full weight and accord of a res judicata decision (final judgment without any possible way of recourse or appeal), except in the case of Fraud. Unless either HoldCo or Members’ Representative has engaged in Fraud in connection with the matters described in this Section 2.5.3, any objection to a Draft Net Sales Report that could have been, but was not, raised as an objection in accordance with the terms of this Section 2.5.3 prior to such Draft Net Sales Report becoming a Final Net Sales Report is expressly waived. Members’ Representative agrees to maintain confidentiality of all information provided in each Quarterly Report, the Draft Net Sales Report and Final Net Sales Report in accordance with Section 5.5 and the use of information providing therein shall be limited to any dispute arising over the Net Sales Earnout.
Section 2.5.4 Issuance of Net Sales Earnout Shares.   If the Net Sales Target is achieved, HoldCo shall issue shares of HoldCo Common Stock to the Exchange Agent in the amount of the Net Sales Earnout Shares for distribution to the RareGen Members (as additional consideration for their RareGen Common Units) according to their respective Percentage Shares, subject to the terms set forth herein, within thirty (30) days following the achievement of the Net Sales Target based upon the issuance of a Final Net Sales Report. HoldCo shall have been deemed to have fully satisfied its obligation to issue the Net Sales Earnout Shares, if any, by instructing the Exchange Agent to issue the Net Sales Earnout Shares. HoldCo agrees to not treat the Net Sales Earnout or any shares of HoldCo Common Stock issued pursuant to this Section 2.5.4 as “other property” within the meaning of Section 351(b) of the Code; provided, however, that a portion of the shares of HoldCo Common Stock issued pursuant to this Section 2.5.4 shall be treated as imputed interest for U.S. federal income tax purposes to the extent required by Law, with any such shares to be specifically identified as such at the time of issuance.
Section 2.5.5 HoldCo Obligations.   Except as set forth herein, with respect to the operation of the RareGen Surviving LLC and use of the assets, properties and interests acquired from RareGen by HoldCo pursuant to the transactions contemplated hereby, HoldCo and each of the recipients of HoldCo Common Stock pursuant to the transactions contemplated hereby acknowledge and agree that, except as expressly set forth below or otherwise in this Agreement, HoldCo shall be entitled to operate the RareGen Surviving LLC and the promotion of the RareGen Earnout Product as it deems appropriate in its sole discretion. Further, HoldCo and each of the recipients of HoldCo Common Stock pursuant to the transactions contemplated hereby acknowledge and agree that: (i) there is no assurance that any Net Sales Earnout and Net Sales Earnout Issuance will be realized, in whole or in part and (ii) HoldCo owes no fiduciary duty to RareGen Surviving LLC or the RareGen Members (solely in their capacity as such) in respect of the achievement of the Net Sales Earnout; provided, however, that nothing provided for herein shall excuse HoldCo from its obligation to adhere to good faith and/or fair dealing when determining whether or not the Net Sales Target was achieved. Notwithstanding the foregoing or anything herein to the contrary, (i) HoldCo shall, and HoldCo shall cause RareGen Surviving LLC to, use commercially reasonable efforts to achieve the Net Sales Target, and (ii) not act in a manner that intentionally reduces the Net Sales for the Net Sales Earnout Period (including any action that would accelerate any Net Sales to a period prior to the Net Sales Earnout Period or defer any Net Sales to any period after the Net Sales Earnout Period, except to the extent that any such action is conducted in the ordinary course of business). For purposes of this Section 2.5.5, “commercially reasonable efforts” means reasonable, diligent, good-faith efforts, expertise, degree of skill and resources that are comparable in quality and scope to those efforts, expertise, degree of skill and resources that are commonly used in the pharmaceutical industry for a pharmaceutical product, which has the same regulatory requirements or status, is at a comparable stage of development or product life as the RareGen Earnout Product, and that has similar market potential as the RareGen Earnout Product, taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in the marketplace, the availability of components supplied by third parties, and other relevant factors, and without regard to any Net Sales Earnout Shares issuable or that may become issuable pursuant to this Agreement.
Section 2.5.6 Assignment of Contingent Consideration Right.   The right of each RareGen Member to receive any Net Sales Earnout Issuance based on its Percentage Share shall not be evidenced by any form of certificate or instrument, and does not represent any ownership or equity interest in the RareGen Surviving LLC, HoldCo or any of their respective affiliates and does not entitle any RareGen Member to voting rights or rights to dividend payments. The right of each of the RareGen Members to receive any Net Sales Earnout Issuance based on its Percentage Share shall not be assignable or transferable except by (i) will, (ii) the Laws of intestacy, (iii) other operation of Law or (iv) if such RareGen Member is a partnership or a limited liability company, pursuant to a Permitted Disposition (as defined below) to one or more partners or members of such RareGen Member or to one or more affiliates of such RareGen Member; provided, however, that, in each case, written notice of such assignment and transfer shall be promptly delivered to each of HoldCo and the Members’ Representative by the transferor or assignor (or such transferor’s or assignor’s estate), which notice shall expressly set forth the transferor or assignor and the transferee or assignee, the rights to which such transfer or assignment related and the effective date of such transfer; and, provided, further, that as a condition to such transfer or assignment, the parties to such transfer or assignment shall agree to provide to each of HoldCo and the Members’ Representative, at their respective request, any additional evidence of the transfer or assignment that HoldCo or the Members’ Representative, as the case may be, may reasonably request. None of HoldCo, the RareGen Surviving LLC or the Members’ Representative shall give effect to any purported assignment or transfer made in contravention of this Section 2.5.6. A “Permitted Disposition” means a transfer or assignment to a third party approved in writing in advance by HoldCo in its sole discretion.
Section 2.5.7 Change of Control of HoldCo.   In the event HoldCo enters into a Sale Transaction at any time prior to December 31, 2021, then proper provision shall be made so that the successors and assigns of HoldCo shall assume the obligations set forth in this Section 2.5; provided, however, that the RareGen Members will be entitled to receive, in lieu of the Net Sales Earnout Shares, the number and kind of securities and property that the RareGen Members would have received with respect to the Net Sales Earnout Shares if such Net Sales Earnout Shares had been distributed immediately before the closing of such Sale Transaction. These rights shall survive consummation of the Mergers and are intended to benefit, and shall be enforceable by, each RareGen Member. The obligations of HoldCo under this Section 2.5 shall not be terminated or modified (whether by operation of law or otherwise) in such manner as to adversely affect the rights of any RareGen Member without the consent of such RareGen Member.
Section 2.6 Holdback Shares.   The Holdback Shares shall be withheld from the Aggregate Closing Shares for the purpose of securing the obligations of RareGen under Article 7; provided, however, that a portion of the shares of HoldCo Common Stock issued pursuant to this Section 2.6 shall be treated as imputed interest for U.S. federal income tax purposes to the extent required by Law, with any such shares to be specifically identified as such at the time of issuance. Upon and after the Closing, the RareGen Members will be entitled to their respective Percentage Shares of the Holdback Shares, subject to reduction as set forth in the immediately following sentence, if and when released to the Exchange Agent, together with any stock dividends with respect to the Holdback Shares. The Holdback Shares may be reduced by: (i) the portion of the Holdback Shares, if any, used to satisfy the obligations of the RareGen Members to the Liquidia Indemnitees in accordance with Article 7; and (ii) the portion of the Holdback Shares, if any, to the extent reasonably necessary to serve as security for any unresolved or unsatisfied claims for Losses (the “Reserve Shares”). The Holdback Shares remaining after giving effect to the reductions set forth in clauses (i) and (ii) in the immediately preceding sentence shall be referred to herein as the “Remaining Holdback Shares.” The Remaining Holdback Shares shall be disbursed to the Exchange Agent, for the benefit of the RareGen Members, on March 31, 2022 (the

“Holdback Shares Release Date”) and the Reserve Shares shall be disbursed to the Exchange Agent, for the benefit of the RareGen Members upon the final resolution of any unresolved claim to which such Reserve Shares were subject. The Issuance Price per Share shall be used for the purposes of determining (1) the number of Remaining Holdback Shares to be disbursed to the Exchange Agent for the benefit of the RareGen Members on the Holdback Shares Release Date and (2) the number of Reserve Shares to be disbursed to the Exchange Agent for the benefit of the RareGen Members upon the final resolution of the unresolved claims.
Article 3.
Representations and Warranties of RareGen
Except as set forth in the Disclosure Schedule delivered by RareGen to HoldCo and Liquidia prior to the execution of this Agreement (the “RareGen Disclosure Schedule”), which identifies exceptions by specific Section references and cross-references (provided that information furnished in any particular Section of the RareGen Disclosure Schedule shall be deemed to be included in every other Section of the RareGen Disclosure Schedule to the extent the relevance or application of such disclosure to such other Section is reasonably apparent on its face), RareGen hereby represents and warrants to Liquidia and HoldCo as follows:
Section 3.1 Organization and Qualification; Subsidiaries.
Section 3.1.1 RareGen is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. RareGen has no subsidiaries. RareGen has the requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.
Section 3.1.2 RareGen is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except where the failure to hold any such qualification or license would not reasonably be expected to have a RareGen Material Adverse Effect. RareGen does not hold an Equity Interest in any other person.
Section 3.2 Certificate of Formation and Operating Agreement; Corporate Books and Records.   The copies of RareGen’s Certificate of Formation (the “RareGen Certificate”) and Operating Agreement and amendments thereto (collectively, as amended, the “RareGen Operating Agreement”) previously delivered to Liquidia are complete and correct copies thereof as in effect on the date hereof. RareGen is not in violation of any of the provisions of the RareGen Certificate or the RareGen Operating Agreement. True and complete copies of all minutes and written consents of the members and board of directors of RareGen have been made available by RareGen to Liquidia.
Section 3.3 Capitalization.   Section 3.3 of the RareGen Disclosure Schedule sets forth the capitalization of RareGen as of the date hereof. There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which RareGen is a party or by which RareGen is bound relating to issued or unissued RareGen Common Units or other Equity Interests of RareGen, or securities convertible into or exchangeable for such RareGen Common Units or other Equity Interests, or obligating RareGen to issue or sell any RareGen Common Units or other Equity Interests, or securities convertible into or exchangeable for such RareGen Common Units or other Equity Interests in RareGen. Since January 1, 2020, RareGen has not issued any membership interests, or securities convertible into or exchangeable for such membership interests or other Equity Interests. Except as set forth in the RareGen Operating Agreement, there are no outstanding contractual obligations of RareGen (A) restricting the transfer of; (B) affecting the voting rights of; (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to; (D) requiring the registration for sale of or (E) granting any preemptive or antidilutive right with respect to, any shares of RareGen Common Units or any membership interests of, or other Equity Interests in, RareGen.
Section 3.4 Authority.   RareGen has all necessary limited liability company power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and each Ancillary Agreement to be consummated by RareGen. The execution and delivery of this

Agreement and each Ancillary Agreement to which it is a party by RareGen and the consummation by RareGen of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary limited liability company action of RareGen and no other limited liability company proceedings on the part of RareGen and no votes of the RareGen Members are necessary to authorize this Agreement or any Ancillary Agreement or to consummate the transactions contemplated hereby and thereby. The RareGen Board has approved this Agreement and each Ancillary Agreement to which RareGen is a party or would be a party at the Closing, declared advisable the transactions contemplated hereby and thereby and has directed that this Agreement and each Ancillary Agreement and the transactions contemplated hereby and thereby be submitted to the RareGen Members for adoption and approval. This Agreement and each Ancillary Agreement to which RareGen is a party has been duly authorized. This Agreement has been validly executed and delivered by RareGen and constitutes a legal, valid and binding obligation of RareGen, enforceable against RareGen in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar Laws affecting the enforcement of creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).
Section 3.5 No Conflict; Required Filings and Consents.
Section 3.5.1 The execution and delivery of this Agreement and each Ancillary Agreement to which RareGen is party by RareGen does not, and the performance hereof and thereof by RareGen will not, (A) conflict with or violate any provision of the RareGen Certificate or the RareGen Operating Agreement; (B) assuming that all consents, approvals, authorizations and permits described in Section 3.5.2 hereof have been obtained and all filings and notifications described in Section 3.5.2 hereof have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to RareGen or by which any property or asset of RareGen is bound or affected or (C) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of RareGen pursuant to, any Contract or RareGen Permit; except, with respect to clauses (B) and (C), for any such conflicts, violations, consents, approvals, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the RareGen Merger; (2) otherwise prevent or materially delay performance by RareGen of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (3) have a RareGen Material Adverse Effect.
Section 3.5.2 The execution and delivery of this Agreement and each Ancillary Agreement to which RareGen is a party by RareGen does not, and the performance hereof and thereof by RareGen will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other person, except (A) under the Exchange Act, the Securities Act, any applicable Blue Sky Law, the HSR Act, foreign competition filings, and the filing and recordation of the Certificates of Merger as required by the DGCL and DLLCA, and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications to a person other than a Governmental Entity, would not, individually or in the aggregate, reasonably be expected to (x) prevent or materially delay consummation of the RareGen Merger; (y) otherwise prevent or materially delay performance by RareGen of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (z) have a RareGen Material Adverse Effect.
Section 3.6 Permits; Compliance With Law.
Section 3.6.1 RareGen is in possession of all authorizations, licenses, permits, certificates, approvals and clearances of any Governmental Entity necessary for RareGen to own, lease and operate its properties or to carry on its respective businesses substantially as it is being conducted as of the date hereof (collectively, “Permits”), except where the failure to hold any such RareGen Permit would not reasonably be expected to have a RareGen Material Adverse Effect. All Permits that RareGen possesses (the “RareGen Permits”) are valid and in full force and effect, except where the failure to have, or the suspension or cancellation of, or failure to be valid or in full force and effect of, any of the RareGen Permits would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the RareGen Merger; (B) otherwise prevent or materially delay performance by RareGen of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (C) have a RareGen Material Adverse Effect. RareGen is not in conflict with, or in default or violation of, (x) any Law applicable to RareGen or by which any property or asset of RareGen or is bound or affected or (y) any RareGen Permits, except for any such conflicts, defaults or violations that would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the RareGen Merger; (B) otherwise prevent or materially delay performance by RareGen of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (C) have a RareGen Material Adverse Effect.
Section 3.6.2 RareGen is in material compliance with all requirements imposed on it by customers in relation to any applicable customer policies and other requirements as listed in any Material Contracts.
Section 3.6.3 All FDA-regulated product development activities (including those relating to any medical devices or combination products) that have been or are being conducted by RareGen in connection with the Business have been and are being conducted in compliance in all material respects with any applicable Health Care Laws. All potential products in development relative to which RareGen conducts activities or provides services are listed in Section 3.6.3 of the RareGen Disclosure Schedule, along with identification of any third parties with whom RareGen has entered any agreements or arrangements relative to such potential products.
Section 3.6.4 RareGen and, in connection with their activities on behalf of RareGen, its directors, officers, employees, contractors and agents, have at all times have been, and have conducted the business of RareGen, in compliance in all material respects with all applicable Health Care Laws to the extent RareGen is subject to such Health Care Laws. “Health Care Laws” means, without limitation, any applicable statute, regulation, or written guidance document relating to the regulation of healthcare products (including drugs and medical devices) and services, and entities involved in the investigation, manufacture, promotion and marketing, sale, supply, delivery, and payment for healthcare products and services, including, without limitation, as applicable: (i) the Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended; (ii) 42 U.S.C. §§1320a-7, -7a and -7b, which are commonly referred to as the “Federal Fraud Statutes”; (iii) the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)); (iv) the civil False Claims Act (31 U.S.C. §§3729 et seq.); (v) criminal False Claims Act (18 U.S.C. §287); (vi) the transparency reporting requirements at 42 U.S.C. 1320a-7h (the “Sunshine Act”); (vii) data privacy and security laws including the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”), the Federal Trade Commission Act, 15 U.S.C. § 41 et seq., the Privacy Act of 1974, 5 U.S.C. § 552a, and the Telephone Consumer Protection Act, 47 U.S.C. § 227, as amended; (viii) the Prescription Drug Marketing Act (P.L. 100-293, 102 Stat. 95, and codified at 21 U.S.C. §§ 331, 353, and 381); (ix) implementing regulations of the foregoing; and (x) any comparable or similar laws promulgated by any U.S. state in which RareGen operates.
Section 3.6.5 RareGen has not received any written notice of any violation or alleged violation of, any citation for noncompliance with, or written notice of any proceedings relating to any Health Care Laws or of breach or termination of its Material Contracts based on alleged non-compliance with Health Care Laws. RareGen has not been subject to any adverse inspection finding, investigation, inquiry, penalty, fine, sanction, assessment, or other compliance or enforcement notice or communication from the FDA or any other Governmental Entity with respect to any Health Care Laws, and neither the FDA nor any other Governmental Entity has threatened in writing any such action.
Section 3.6.6 Neither RareGen nor, to RareGen’s knowledge, any of its officers, directors, employees or agents has been, is, or is in anticipation of being (based on a conviction by the courts or a final adverse finding of fault by a regulatory authority): (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as defined in 42 U.S.C. 1320a-7b(f), as amended from time to time, or any other governmental payment, procurement or non-procurement program; or (c) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s Excluded Parties List System from Federal Programs, or the FDA Debarment List. To RareGen’s knowledge, RareGen has not used, in any capacity, any person that has ever been or is currently, or is the subject of a proceeding that could reasonably be expected to result in such person becoming, as applicable, (i) a Debarred Entity, (ii) a Debarred Individual, (iii) an Excluded Entity, (iv) an Excluded Individual, (v) a Convicted Entity, (vi) a Convicted Individual, or (vii) listed on the FDA’s Disqualified/Restricted List. Neither RareGen nor, to RareGen’s knowledge, any employee or agent of RareGen has been finally excluded or been the subject of an administrative exclusion proceeding filed under state or federal statutes or regulations, including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001, or subject to a final assessment or been the subject of an administrative proceeding seeking an assessment of civil money penalties pursuant to 42 C.F.R. Part 1003.
Section 3.6.7 Neither RareGen nor, in connection with their activities on behalf of RareGen, any of its employees nor, to its knowledge, any of its agents has taken any action that would constitute an improper payment or inducement under Health Care Laws or any other applicable Law. RareGen has not knowingly or willfully made or caused to be made a false statement or representation of a material fact in any application for any benefit or payment or for use in determining rights to any benefit or payment in violation of the Federal False Claims Act. RareGen has not knowingly or willfully offered, paid, solicited or received any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind in return for referring an individual to a person for the furnishing or withholding of any item or service for which payment may be made in whole or in part by a Federal Health Care program in violation of the Anti-Kickback Statute.
Section 3.7 Financial Statements.   Section 3.7 of the RareGen Disclosure Schedule sets forth (i) the unaudited balance sheets of RareGen as of December 31, 2019 (the “RareGen Year-End Balance Sheet”), and the related statements of operations and cash flows of RareGen for the year then ended (collectively, the “RareGen Year-End Financial Statements”); and (ii) the unaudited balance sheets of RareGen as of April 30, 2020 (the “RareGen Interim Balance Sheet”), and the related statements of operations and cash flows of RareGen for the period then ended (collectively, the “RareGen Interim Financial Statements” and together with the RareGen Year-End Financial Statements, the “RareGen Financial Statements”). The RareGen Financial Statements were prepared in accordance with GAAP applied (except as may be indicated in the notes thereto) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and on that basis and taken as a whole, present fairly in all material respects the financial position, results of operations and cash flows of RareGen as of the respective dates thereof and for the respective periods indicated therein (subject to, in the case of unaudited financial statements, (A) normal year-end adjustments which will not be material and (B) the absence of footnotes that would appear in audited financial statements). RareGen has engaged BDO LLP to audit its balance sheets as of December 31, 2019 and the related statements of operations and cash flows for the year then ended (the “RareGen Audit”). The RareGen Audit has commenced as of the date hereof.
Section 3.8 Undisclosed Liabilities. Except as and to the extent set forth in the RareGen Interim Balance Sheet, RareGen has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP (“Liabilities”), except for liabilities or obligations incurred in the ordinary course of business since April 30, 2020 or in connection with the transactions contemplated by this Agreement that would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the RareGen Merger; (B) otherwise prevent or materially delay performance by RareGen of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (C) have a RareGen Material Adverse Effect.
Section 3.9 Absence of Certain Changes or Events. Since April 30, 2020, except as specifically contemplated by this Agreement, RareGen has conducted its businesses in the ordinary course consistent with past practice and, since such date, there has not been (A) any RareGen Material Adverse Effect or an event or development that would reasonably be expected to have a RareGen Material Adverse Effect; (B) any event or development that would reasonably be expected to prevent or materially delay the performance of this Agreement or any Ancillary Agreement to which it is a party by RareGen or (C) any action taken by RareGen during the period from April 30, 2020, through the date of this Agreement that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.1 hereof.
Section 3.10 Employee Benefit Plans.

Section 3.10.1 Section 3.10 of RareGen Disclosure Schedule sets forth a true and complete list of each pension, benefit, retirement, compensation, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off, welfare, fringe-benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is maintained, sponsored, contributed to, or required to be contributed to by RareGen for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of RareGen or any spouse or dependent of such individual, or under which RareGen has or may have any liability, or with respect to which HoldCo or any of its Affiliates would reasonably be expected to have any liability, contingent or otherwise (as listed on Section 3.10 of the Disclosure Schedules, each, a “Benefit Plan”).
With respect to each Benefit Plan, RareGen has made available to Liquidia upon request accurate, current and complete copies of each of the following: (i) where the Benefit Plan has been reduced to writing, the plan document together with all amendments; (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; (iii) where applicable, copies of any trust agreements or other funding arrangements, custodial agreements, insurance policies and contracts, administration agreements and similar agreements, and investment management or investment advisory agreements, now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (iv) copies of any summary plan descriptions, summaries of material modifications and employee handbooks relating to any Benefit Plan; (v) in the case of any Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service; (vi) in the case of any Benefit Plan for which a Form 5500 is required to be filed, a copy of the two most recently filed Form 5500, with schedules and financial statements attached; (vii) actuarial valuations and reports related to any Benefit Plans with respect to the two most recently completed plan years; (viii) the most recent nondiscrimination tests performed under the Code; and (ix) copies of material notices, letters or other correspondence from the Internal Revenue Service, Department of Labor, Pension Benefit Guaranty Corporation or other Governmental Entity relating to the Benefit Plan.
Section 3.10.2 Each Benefit Plan has been administered in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code, and contributions required to be made under the terms of any of Benefit Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the RareGen Interim Balance Sheet. With respect to the Benefit Plans, no event has occurred and, to the knowledge of RareGen, there exists no condition or set of circumstances in connection with which RareGen could be subject to any material liability (other than for routine benefit liabilities) under the term of, or with respect to, such Benefit Plans, ERISA, the Code of any other applicable Law.
Section 3.10.3 (A) Each Benefit Plan which is intended to qualify under Section 401(a), Section 401(k), Section 401(m) or Section 4975(e)(7) of the Code has either received a favorable determination or opinion letter from the IRS as to its qualified status and each trust established in connection with any Benefit Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt, and, to RareGen’s knowledge, no fact or event has occurred that could adversely affect the qualified status of any such Benefit Plan or the exempt status of any such trust; (B) to RareGen’s knowledge, there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Benefit Plan that could result in liability to RareGen or a RareGen ERISA Affiliate; (C) to the knowledge of RareGen, no suit, administrative proceeding, claim, demand, dispute, action or other litigation has been brought, is pending or is threatened or reasonably anticipated, against, in connection with, or with respect to any Benefit Plan, including any audit, inquiry or proceeding by the IRS or United States Department of Labor or any other Governmental Entity (other than routine benefits claims); (D) no Benefit Plan is a multiemployer pension plan (as defined in Section 3(37) of ERISA) (“Multiemployer Plan”) or other pension plan subject to Title IV of ERISA and none of RareGen or any RareGen ERISA Affiliate has sponsored or contributed to or been required to contribute to a Multiemployer Plan or other pension plan subject to Title IV of ERISA; (E) no material liability under Title IV of ERISA or any other retirement benefit plan for the benefit of current or former RareGen employees which has as its sponsor or principal company a company that was not RareGen or a RareGen ERISA Affiliate has been incurred by RareGen or any RareGen ERISA Affiliate that has not been satisfied in full and no condition exists that presents a material risk to RareGen or any RareGen ERISA Affiliate of incurring or being subject (whether primarily, jointly or secondarily) to a material liability thereunder; (F) none of the assets of RareGen or any RareGen ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under ERISA or Section 412(n) of the Code; (G) all Tax, annual reporting and other governmental filings required by ERISA and the Code or other applicable Laws have been timely filed with the appropriate Governmental Entity and all notices and disclosures have been timely provided to participants; (H) all contributions and payments to Benefit Plans in respect of employees based in the United States are deductible under Sections 162 or 404 of the Code; (I) no amount is subject to Tax as unrelated business taxable income under Section 511 of the Code and (J) no excise Tax would be reasonably expected to be imposed upon RareGen under Chapter 43 of the Code.
Section 3.10.4 Neither RareGen nor any of its ERISA Affiliates has (i) incurred, either directly or indirectly, any material liability under Title I or Title IV of ERISA or related provisions of the Code or applicable local Law relating to employee benefit plans; (ii) failed to timely pay premiums to the Pension Benefit Guaranty Corporation; (iii) withdrawn from any Benefit Plan; or (iv) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA.
Section 3.10.5 Neither RareGen nor any RareGen ERISA Affiliate has ever maintained, established, sponsored or participated in, or contributed to or have any liability with respect to (i) any plan described in Section 413(c) of the Code, (ii) a “funded welfare benefit plan” within the meaning of Section 419 of the Code, and (iii) a “multiple employer plan” within the meaning of ERISA or the Code. No Benefit Plan provides health benefits that are not fully insured through an insurance contract.
Section 3.10.6 Neither the execution and delivery of this Agreement nor transactions contemplated hereby (either alone or in conjunction with any other event) will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any current or former director, officer, employee or independent contractor of RareGen from RareGen or under any Benefit Plan or otherwise other than (1) continuation of health care coverage as required by COBRA or similar state Law and (2) such director or employee’s share of the Merger Consideration, (ii) increase any benefits otherwise payable under any Benefit Plan, or (iii) result in any acceleration of the time of payment, vesting or funding of any payment or benefit. No amount that could be received (whether in cash, securities, property or the vesting of property), as a result of the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement (either alone or upon the occurrence of any additional or subsequent events), by any employee, officer or director of RareGen or any RareGen ERISA Affiliate who is a “disqualified individual” (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any Benefit Plan, loan, employment, severance, termination or other agreement could be characterized as an “excess parachute payment” (as defined in Section 280G(b)(l) of the Code). Set forth in Section 3.10 of the RareGen Disclosure Schedule is the estimated maximum amount that could be paid to any disqualified individual as a result of the transactions contemplated by this Agreement or any Ancillary Agreement under all employment, severance and termination agreements, other compensation arrangements and Benefit Plans currently in effect. The Company has no obligation to make a “gross-up” or similar payment in respect of any taxes that may become payable under Section 4999 of the Code.
Section 3.10.7 Except as required by Law, no Benefit Plan provides any retiree or post-employment medical or life insurance benefits to any person. No Benefit Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code. RareGen and each RareGen ERISA Affiliate are in material compliance with (i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), and the regulations (including proposed regulations) thereunder and any similar state Law and (ii) the applicable requirements of HIPAA, and the regulations (including proposed regulations) thereunder.

Section 3.10.8 The execution of this Agreement and the consummation of the transactions contemplated hereby will not, to the knowledge of RareGen, cause a violation of Section 402 of the Sarbanes-Oxley Act of 2002.
Section 3.10.9 Each Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has at all times been administered, operated and maintained according to the requirements of Section 409A of the Code. The Company has no obligation to make a “gross-up” or similar payment in respect of any taxes that may become payable under Section 409A of the Code.
Section 3.11 Labor and Other Employment Matters.
Section 3.11.1 RareGen has identified in Section 3.11.1 of the RareGen Disclosure Schedule a true and complete list of all employees of RareGen, showing for each the following: (i) name, (ii) employing entity, (iii) job title, (iv) location, (v) status (i.e., full-time, part-time, temporary), (vi) hire date, and (vii) classification under the Fair Labor Standards Act (i.e., exempt or non-exempt). RareGen has also made available to Liquidia the following with respect to each such employee: (i) annual base compensation, and (ii) total compensation for 2019 (including base and incentive compensation). The employment of each employee employed by RareGen is “at will.” As of the date hereof, no employee of RareGen has given written notice of any intent to terminate his or her employment and, to RareGen’s knowledge, no employee of RareGen has any intent to terminate his or her employment. As of the date hereof, all payments that are due and payable to all employees of RareGen for services performed on or prior to the date hereof have been paid in full.
Section 3.11.2 RareGen has identified in Section 3.11.2 of the RareGen Disclosure Schedule a true and complete list of all individuals engaged by RareGen as independent contractors since January 1, 2019, whether doing business as an entity or not, and for each the following: (i) name of individual or entity; (ii) a summary description of services; (iii) date the engagement began; and (iv) total compensation in 2019. As of the date hereof, all payments that are due and payable to all such independent contractors of RareGen on or prior to the date hereof have been paid in full.
Section 3.11.3 Since its inception, RareGen has been in compliance, in all material respects, with all applicable Laws respecting labor, employment, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, and wages and hours. RareGen is not liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the ordinary course of business and consistent with past practice). RareGen has withheld and reported all amounts required by Law or by agreement to be withheld and reported with respect to wages, salaries and other payments to employees and is not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing. There are no pending or, to RareGen’s knowledge, threatened in writing, claims or actions against RareGen under any workers’ compensation policy or long-term disability policy. RareGen has no liability with respect to any misclassification of any person as an independent contractor rather than as an employee or, to RareGen’s knowledge, with respect to any employee leased from another employer.
Section 3.11.4 RareGen has identified in Section 3.11.4 of the RareGen Disclosure Schedule and has made available to Liquidia true and complete copies of (A) all severance programs and policies of RareGen with or relating to its employees and (B) all plans, programs, agreements and other arrangements of RareGen with or relating to its directors, officers, employees or consultants which contain change in control provisions. None of the execution and delivery of this Agreement or any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby will (either alone or in conjunction with any other event, such as termination of employment) (A) result in any payment (including, without limitation, severance, unemployment compensation, parachute or otherwise) becoming due to any director or employee of RareGen or affiliate from RareGen or affiliate under any Benefit Plan or otherwise, other than (i) continuation of health care coverage as required by COBRA or similar state Law and (ii) such director or employee’s share of the Merger Consideration; (B) significantly increase any benefits otherwise payable under any Benefit Plan or (C) result in any acceleration of the time of payment or vesting of any material benefits. No individual who is a party to an employment agreement listed in Section 3.13 of the RareGen Disclosure Schedule or any agreement incorporating change in control provisions with RareGen has terminated employment or been terminated, or, to the knowledge of RareGen, threatened termination in writing, under circumstances that has given, or could give, rise to a severance obligation on the part of RareGen under such agreement. Section 3.11.4 of the RareGen Disclosure Schedule sets forth RareGen’s best estimates of the amounts payable to employees, as a result of the transactions contemplated by this Agreement, or any Ancillary Agreement, either alone or in connection with additional or subsequent events (including any cash-out or acceleration of options and restricted stock and any “gross-up” payments with respect to any of the foregoing), based on compensation data applicable as of the date of the RareGen Disclosure Schedule and the assumptions stated therein.
Section 3.11.5 There are no pending claims or, to RareGen’s knowledge, claims threatened in writing (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against any Benefit Plan, any fiduciaries thereof with respect to their duties to Benefit Plans or the assets of any of the trusts under any of Benefit Plans which could reasonably be expected to result in any material liability of RareGen to the PBGC, the Department of Treasury, the Department of Labor or any Multiemployer Plan.
Section 3.11.6 Since RareGen’s inception, no labor dispute, work stoppage or labor strike against RareGen or any RareGen ERISA Affiliate has occurred, been in progress, or, to the knowledge of RareGen, been threatened in writing. RareGen does not know of any activities or proceedings of any labor union or organization to organize any employees of RareGen. There are no actions, suits, claims, labor disputes or grievances pending or, to the knowledge of RareGen, threatened in writing relating to any labor, safety or discrimination matters involving any employee of RareGen, including, without limitation, charges of unfair labor practices or discrimination complaints. RareGen has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act. RareGen is not presently, and has not been in the past, a party to, or bound by, any collective bargaining agreement or any other agreement with a labor organization with respect to employees, and no collective bargaining agreement is being negotiated with respect to employees. RareGen has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or any similar state or local Law.
Section 3.12 Tax Treatment.   None of RareGen, or, to the knowledge of RareGen, any of RareGen’s affiliates has taken or agreed to take any action that would prevent the Mergers, taken together, from qualifying as an exchange described in Section 351 of the Code and the regulations promulgated thereunder. There is, to the knowledge of RareGen, no binding commitment by any RareGen Member to transfer or otherwise dispose of the shares of HoldCo Common Stock received in the RareGen Merger, nor any other agreement, plan or other circumstance, in each case, that would prevent the Mergers, taken together, from qualifying as an exchange described in Section 351 of the Code and the regulations promulgated thereunder.
Section 3.13 Contracts.   Section 3.13 of the RareGen Disclosure Schedule lists the Contracts of RareGen that: (1) would be a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act); (2) is reasonably expected to involve aggregate expenditures in excess of $250,000; (3) is reasonably expected to involve annual expenditures in excess of $250,000 and is not cancelable within one year; (4) are employment, independent contractor, severance, change-in-control, restrictive covenants or similar agreements with directors, officers, employees, or independent contractors of RareGen; (5) contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to RareGen or any of RareGen’s current or future affiliates; (6) which restricts the conduct of any line of business by RareGen or any of RareGen’s current or future affiliates or any geographic area in which RareGen or any of RareGen’s current or future affiliates may conduct business, in each case in any material respect or (7) which is reasonably expected to prohibit or materially delay the consummation of the RareGen Merger or any of the transactions contemplated by this Agreement or any Ancillary Agreement. Each Contract of the type described in this Section 3.13, whether or not set forth in Section 3.13 of the RareGen Disclosure Schedule, is referred to herein as an “RareGen Material Contract.” Each RareGen Material Contract is valid and binding on RareGen and, to RareGen’s knowledge, each other party thereto, and in full force and effect, and RareGen has in all material respects performed all obligations required to be performed by it to the date hereof under each RareGen Material Contract and, to RareGen’s knowledge, each other party to each RareGen Material Contract has in all material respects performed all obligations required to be performed by it under such RareGen Material Contract. RareGen does not know of, and has received no notice of, any material violation or default under (or any condition which with the passage of time or the giving of notice would cause such a material violation of or default under) any RareGen Material Contract or any other Contract to which it is a party or by which it or any of its properties or assets is bound.
Section 3.14 Litigation.   There are no suits, claims, actions, proceedings or investigations pending or, to the knowledge of RareGen, threatened in writing against RareGen or for which RareGen is obligated to indemnify a third party, in each case that has had or would, individually or in the aggregate, reasonably be expected to have a RareGen Material Adverse Effect. To RareGen’s knowledge, prior to the date hereof, no event has occurred that would reasonably be expected to give rise to any suits, claims, actions, proceedings or investigations that (1) has had or would, individually or in the aggregate, reasonably be expected to have a RareGen Material Adverse Effect or (2) challenges the validity or propriety, or seeks to prevent or materially delay consummation of the Mergers or any other transaction contemplated by this Agreement or any Ancillary Agreement. RareGen is not subject to any outstanding order, writ, injunction, decree or arbitration ruling, award or other finding.
Section 3.15 Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a RareGen Material Adverse Effect:
Section 3.15.1 To RareGen’s knowledge, no fact, circumstance or condition exists with respect to RareGen or any property currently or formerly owned, operated or leased by RareGen or any property to which RareGen arranged for the disposal or treatment of Hazardous Materials that would reasonably be expected to result in RareGen incurring any costs or liabilities under any Environmental Law.
Section 3.15.2 RareGen (A) is in compliance with all, and is not presently incurring any liability with respect to any violation of any, applicable Environmental Laws; (B) holds or has applied for all Environmental Permits necessary to conduct their current operations; (C) is in compliance with all such Environmental Permits and (D) does not have knowledge of the release of any Hazardous Materials in, on, under or above any real property owned or leased by RareGen.
Section 3.15.3 RareGen has not received any written notice, demand, letter, claim or request for information alleging that RareGen may be in violation of, or is reasonably likely to incur liability under, any Environmental Law.
Section 3.15.4 RareGen (A) has not entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and, to the knowledge of RareGen, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto or (B) is not an indemnitor in connection with any claim threatened or asserted in writing to RareGen by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials.
Sect!ion 3.15.5 To RareGen’s knowledge, none of the real property owned or leased by RareGen or is listed or proposed for listing on the “National Priorities List” under CERCLA, as updated through the date hereof, or any similar state or foreign list of sites requiring investigation or cleanup.
Section 3.16 Intellectual Property.
Section 3.16.1 Section 3.16 of the RareGen Disclosure Schedule lists all Intellectual Property Rights that are owned by or exclusively licensed to RareGen and that are registered with any Governmental Entity (the “RareGen Registered Intellectual Property”). Each item of material RareGen Intellectual Property is valid, enforceable and in the case of RareGen Registered Intellectual Property, subsisting.
Section 3.16.2 The RareGen Intellectual Property constitutes all Intellectual Property used by RareGen in or otherwise necessary for the operation of RareGen’s business, as currently conducted,

including, to RareGen’s knowledge, with respect RareGen Products currently in development. RareGen owns, or has obtained valid and enforceable licenses for, the RareGen Intellectual Property. To RareGen’s knowledge: (i) there are no third parties who have rights to any material RareGen Intellectual Property, except for (A) customary reversionary rights and other retained rights of third-party licensors with respect to RareGen Intellectual Property and (B) with respect to any RareGen Intellectual Property that is licensed from third-party licensors on a non-exclusive basis; and (ii) there is no infringement by third parties of any material RareGen Intellectual Property.
Section 3.16.3 The operation of RareGen’s business, as currently conducted including, to RareGen’s knowledge, with respect to any RareGen Products, does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any third party. There is no pending action, suit, proceeding or claim by others or, to RareGen’s knowledge, action, suit, proceeding or claim threatened in writing by others: (A) challenging RareGen’s rights in or to any RareGen Intellectual Property, and RareGen has no knowledge of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any RareGen Intellectual Property, and RareGen has no knowledge of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that RareGen infringes or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and RareGen has no knowledge of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. RareGen is not a party to any Contract, pursuant to which RareGen has agreed to indemnify any other Person for the infringement, misappropriation or other violation of Intellectual Property rights.
Section 3.16.4 No trade secret or confidential know-how that is, individually, material to RareGen’s business has been disclosed or authorized to be disclosed to any third party, other than pursuant to a non-disclosure agreement or similar Contract. RareGen has taken commercially reasonable measures to protect the confidentiality of its trade secrets, confidential know-how and other confidential Intellectual Property, whether owned by RareGen or provided to the RareGen by a third party, including without limitation, requiring every Person having access to such trade secrets, confidential know-how and other confidential Intellectual Property to execute a confidentiality agreement protecting the confidentiality of and all rights of RareGen in such trade secrets, confidential know-how and other confidential Intellectual Property. Except as set forth on Schedule 3.16, there have been no acts or omissions, the result of which would preclude RareGen to enforce appropriate legal protection of any material RareGen Intellectual Property owned by the RareGen.
Section 3.16.5 No current or former officer, manager, director, stockholder, member, employee, consultant or independent contractor of the Company has any right, title or interest in, to or under any material RareGen Intellectual Property that has not been irrevocably assigned or transferred to RareGen.
Section 3.16.6 RareGen does not have an obligation to pay any milestones, royalties or other such fees for the manufacture or sale of any RareGen Products.
Section 3.16.7 RareGen has taken commercially reasonable actions and follows all practices common in the industry to maintain, protect and enforce the material RareGen Intellectual Property, including maintaining the secrecy, confidentiality and value of its trade secrets and other confidential information. Each of RareGen’s past and present employees, independent contractors, and any other Persons who were responsible for the authorship, development, invention or creation of material Intellectual Property for or on behalf of RareGen, have entered into valid, binding, enforceable, written agreements with RareGen pursuant to which such Person agrees to protect RareGen’s confidential information and to assign to RareGen all such material Intellectual Property relating to RareGen that was created or otherwise developed by such employee, independent or other Person contractor in the course of his, her or its relationship with RareGen, without further consideration or any restrictions or obligations on the use or ownership of such material Intellectual Property.
Section 3.16.8 RareGen has complied in all material respects with the terms of each agreement pursuant to which RareGen Intellectual Property has been licensed to RareGen, and all such agreements are in full force and effect.

Section 3.17 Taxes.
Section 3.17.1 RareGen is, and has been at all times since its formation, validly classified as a partnership for U.S. federal income tax purposes. RareGen has not elected to cause the partnership tax audit rules of Sections 6221-6241 of the Code to apply to RareGen for any taxable period before January 1, 2018. RareGen does not have, and has not had, any subsidiary.
Section 3.17.2 RareGen has timely filed all income Tax Returns and all material other Tax Returns with the appropriate Tax Authority required to be filed, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were complete and correct in all material respects. RareGen does not have and has never had (i) a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States and such foreign country, or (ii) any fixed place of business in any country other than the United States. RareGen has not received a written claim from any Tax Authority asserting that RareGen is or may be required to file Tax Returns or may be subject to taxation in a jurisdiction in which RareGen does not file Tax Returns or pay Taxes.
Section 3.17.3 All Taxes due and payable by RareGen (whether or not shown due on such filed Tax Returns) have been paid. The unpaid Taxes of RareGen did not, as of the date of the RareGen Interim Financial Statements, exceed the reserve for Tax liability set forth on the face of the balance sheets (rather than in any notes thereto) contained in such RareGen Interim Financial Statements, and RareGen has not incurred any liability for Taxes since the date of the RareGen Interim Financial Statements other than in the ordinary course of business or in connection with the transactions contemplated by this Agreement, in each case subject to such exceptions as would not be reasonably expected to be material. There are no Tax liens upon any asset of RareGen except liens for current Taxes not yet due and payable.
Section 3.17.4 No deficiencies for Taxes with respect to RareGen have been claimed, proposed or assessed in writing by a Tax Authority. To the knowledge of RareGen, there are no audits, assessments, investigations or other administrative or judicial proceedings pending or threatened in writing for or relating to any liability in respect of Taxes or Tax Returns of RareGen. RareGen has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, which waiver or extension remains in effect, nor has any request been made in writing for any such extension or waiver, which request remains outstanding. No power of attorney that is currently in effect has been granted by RareGen. RareGen has not received or requested any private letter ruling or similar ruling from any Tax Authority.
Section 3.17.5 RareGen has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, member, or other third party. RareGen has complied in all material respects with all information reporting requirements, in respect of withheld Taxes, including maintenance of required records with respect thereto. RareGen has timely and properly paid to the proper Tax Authority in accordance with applicable Law all sales, use and value added Taxes required to be paid by RareGen (whether on behalf of itself or on behalf of another person). RareGen has not deferred the payment of any “applicable employment taxes” under Section 2302 of the CARES Act. RareGen has not claimed the “employment retention credit” within the meaning of Section 2301 of the CARES Act or any other tax credit applicable to employment taxes under the Families First Coronavirus Response Act of 2020.
Section 3.17.6 RareGen is not liable for the Taxes of any person (other than RareGen) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law, including any arrangement for group Tax relief within a jurisdiction). RareGen is not liable for the Taxes of any person (other than RareGen) as a transferee or successor. RareGen has never been a member of any affiliated group (within the meaning of Section 1504(a) of the Code) filing a consolidated federal income Tax Return.
Section 3.17.7 At all times since RareGen’s formation, less than fifty percent of the value of RareGen’s gross assets have consisted of U.S. real property interests, within the meaning of Section 897(c)(1) of the Code, or less than ninety percent of the value of RareGen’s assets have consisted of such U.S. real property interests plus any cash or cash equivalents.

Section 3.17.8 RareGen is not a party to any contract, plan or arrangement, under which it is obligated to make or to provide, or could be become obligated to make or to provide, a payment or benefit that would be nondeductible under Section 280G of the Code.
Section 3.17.9 RareGen is not a party to, is not bound by and has no obligation under any Tax sharing, Tax allocation or Tax indemnity agreement or similar contract or arrangement, other than any such agreements or contracts that are customary commercial contracts not primarily related to Taxes.
Section 3.17.10 RareGen has never been a party to any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.
Section 3.17.11 RareGen (A) is not a partner for Tax purposes with respect to any joint venture, partnership, or, to the knowledge of RareGen, other arrangement or contract which is treated as a partnership for U.S. federal income Tax purposes; (B) does not own a single member limited liability company which is treated as a disregarded entity for U.S. federal income Tax purposes; and (C) is not a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign Law) or a “passive foreign investment company” within the meaning of Section 1297 of the Code.
Section 3.17.12 RareGen has not engaged in a transaction that is the same as or substantially similar to one of the types of transactions that the IRS has identified by notice, regulation or other form of published guidance as a listed transaction, as set forth in Treasury Regulation Section 1.601l-4(b)(2).
Section 3.18 Insurance.   Section 3.18 of the RareGen Disclosure Schedule sets forth a list of all of RareGen’s insurance policies.
Section 3.19 Brokers.   Except as set forth on Section 3.19 of the RareGen Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the RareGen Merger based upon arrangements made by or on behalf of RareGen.
Section 3.20 Sandoz Agreement.   RareGen is, and has been, in material compliance with all terms, covenants, and conditions of that certain Promotion Agreement, by and between RareGen and Sandoz Inc. (“Sandoz”), dated August 1, 2018, as amended by that certain First Amendment to Promotion Agreement, by and between RareGen and Sandoz, dated May 8, 2020 (the “Sandoz Agreement”). RareGen has not received any notice that Sandoz intends to terminate or otherwise modify the Sandoz Agreement or otherwise materially reduce its relationship with RareGen or, following the Mergers, HoldCo. Sandoz has provided its consent and waiver to the transactions contemplated by this Agreement in the form delivered to Liquidia on the date hereof (the “Sandoz Consent”), and, subject to RareGen Surviving LLC’s compliance with the terms thereof, the Sandoz Agreement shall continue in full force and effect following the Mergers in accordance with its terms. No severe and unexpected adverse events or adverse drug reactions relating to the products covered by the Sandoz Agreement have been reported to RareGen or, to RareGen’s knowledge, to Sandoz.
Section 3.21 Exclusivity of Representations.   The representations and warranties made by RareGen in this Article 3 are the exclusive representations and warranties made by RareGen (including, without limitation, with respect to RareGen, its assets and liabilities, and its business) and none of RareGen, any RareGen Member or any other person has made, or is making, and none of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub or any of their Affiliates has relied on (including in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby), any other representations or warranties or information, written or oral, express or implied, at law or in equity, including, without limitation, with respect to RareGen, its assets and liabilities, its business or otherwise in connection with the transactions contemplated by this Agreement, including any representations or warranties about the accuracy or completeness of any information or documents previously provided, and any other such representations and warranties are hereby expressly disclaimed by HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub. RareGen hereby disclaims any other express or implied representations or warranties with respect to such matters.
Section 3.22 No Reliance.   RareGen acknowledges and agrees that it has conducted its own independent review and analysis of the business, assets, condition, operations and prospects of HoldCo, Liquidia, Liquidia

Merger Sub and RareGen Merger Sub and acknowledges that it has been provided with access to the properties, premises and records of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub for this purpose. In entering into this Agreement, RareGen has relied solely upon its own investigation and analysis and the representations and warranties of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub set forth in Article 4, and RareGen acknowledges and agrees that, except for the representations and warranties contained in Article 4, none of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub nor any Liquidia Representative or any other person has made, or is making, and RareGen has not relied on (including in making its decision to enter into this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby), any other representations and warranties or information, written or oral, express or implied, at law or in equity, including with respect to HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub, their respective assets and liabilities, their respective businesses or otherwise in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including any representations or warranties about the accuracy or completeness of any information or documents previously provided, and that any such representations and warranties are expressly disclaimed. Without limiting the generality of the foregoing, RareGen acknowledges and agrees that none of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub nor any Liquidia Representative or any other person has made, and RareGen is not relying on nor has relied on, any representation or warranty with respect to (a) any projections, estimates or budgets for HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub or (b) any materials, documents or information relating to HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub made available to RareGen or any of the RareGen Representatives in any “data room,” online data site, confidential memorandum, other offering materials or otherwise, except, in the case of clause (b), to the extent set forth in the representations and warranties set forth in Article 4.
Article 4.
Representations and Warranties of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub
Except as set forth in the Disclosure Schedule delivered by Liquidia to RareGen prior to the execution of this Agreement (the “Liquidia Disclosure Schedule”), which identifies exceptions by specific Section references and cross-references (provided that information furnished in any particular Section of the Liquidia Disclosure Schedule shall be deemed to be included in every other Section of the Liquidia Disclosure Schedule to the extent the relevance or application of such disclosure to such other Section is reasonably apparent on its face), HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub hereby jointly and severally represent and warrant to RareGen as follows:
Section 4.1 Organization and Qualification; Subsidiaries.   Each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Liquidia is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, reasonably be expected to have a Liquidia Material Adverse Effect.
Section 4.2 Certificate of Incorporation and Bylaws; Corporate Books and Records.   The copies of Liquidia’s Certificate of Incorporation (the “Liquidia Certificate”) and Bylaws (the “Liquidia Bylaws”) that are listed as exhibits to Liquidia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Liquidia Form 10-K”) are complete and correct copies thereof as in effect on the date hereof. The copies of HoldCo’s Certificate of Incorporation (the “HoldCo Certificate”) and Bylaws (the “HoldCo Bylaws”) previously delivered to RareGen are complete and correct copies thereof as in effect on the date hereof. None of Liquidia, HoldCo, Liquidia Merger Sub or RareGen Merger Sub is in violation of any of the provisions of its respective certificate of incorporation, bylaws, or other equivalent charter documents, as applicable. True and complete copies of all minute books of Liquidia and HoldCo have been made available by Liquidia to RareGen.
Section 4.3 Authority.

Section 4.3.1 Each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub has all necessary corporate or limited liability company power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and each Ancillary Agreement to be consummated by it. The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub, and the consummation by HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub, and no other corporate proceedings on the part of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub are necessary to authorize this Agreement or any Ancillary Agreement or to consummate the transactions contemplated hereby and thereby. No votes of Liquidia’s stockholders are necessary to authorize this Agreement or any Ancillary Agreement or to consummate the transactions contemplated hereby and thereby, other than, with respect to the Liquidia Merger, as provided in Section 4.20 hereof. The Liquidia Board, and the board of directors or equivalent governing body of HoldCo, Liquidia Merger Sub and RareGen Merger Sub, as applicable, has approved this Agreement and each Ancillary Agreement to which HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is a party, declared advisable the transactions contemplated hereby and thereby and has directed that this Agreement and each Ancillary Agreement to which HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub, as applicable, is a party and the transactions contemplated hereby and thereby be submitted to its stockholders or members, as applicable, for adoption and approval at a meeting of such stockholders or members, as applicable. This Agreement and each Ancillary Agreement to which HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is a party has been duly authorized and validly executed and delivered by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub, as applicable, and constitutes a legal, valid and binding obligation of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub, as applicable, enforceable against HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub, as applicable, in accordance with its respective terms.
Section 4.3.2 Each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to or as a result of this Agreement or any Ancillary Agreement to which HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is a party and the transactions contemplated hereby and thereby, including the Mergers, without any further action on the part of its stockholders, members or board of directors or equivalent governing body, as applicable. No other state takeover statute or similar statute or regulation is applicable to or purports to be applicable to the Mergers or any other transaction contemplated by this Agreement or any Ancillary Agreement.
Section 4.4 No Conflict; Required Filings and Consents.
Section 4.4.1 The execution and delivery of this Agreement and each Ancillary Agreement to which HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is a party by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub, as applicable, does not, and the performance hereof and thereof by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub, as applicable, will not, (A) (with respect to Liquidia, assuming the Requisite Liquidia Vote set forth in Section 6.1.2 hereof is obtained) conflict with or violate any provision of the certificate of incorporation, bylaws or other equivalent charter documents, as applicable, of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub, as applicable; (B) assuming that all consents, approvals, authorizations and permits described in Section 4.5 hereof have been obtained and all filings and notifications described in Section 4.5 hereof have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub or by which any property or asset of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is bound or affected or (C) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub pursuant to, any note, bond, mortgage, indenture, Contract, agreement, lease, license, permit

(including with respect to Liquidia, any Liquidia Permit) or other instrument or obligation, except, with respect to clauses (B) and (C), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the Mergers; (2) otherwise prevent or materially delay performance by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (3) have a Liquidia Material Adverse Effect.
Section 4.4.2 The execution and delivery of this Agreement and each Ancillary Agreement to which HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is a party by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub does not, and the performance hereof and thereof by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other person, except (A) under the Exchange Act, the Securities Act, any applicable Blue Sky Law, the rules and regulations of the Nasdaq Stock Market (“NASDAQ”), and the filing and recordation of the Certificates of Merger as required by the DGCL and DLLCA and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications to a person other than a Governmental Entity, would not, individually or in the aggregate, reasonably be expected to (x) prevent or materially delay consummation of the Mergers; (y) otherwise prevent or materially delay performance by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (z) have a Liquidia Material Adverse Effect.
Section 4.5 Permits; Compliance With Law.   Liquidia is in possession of all authorizations, licenses, permits, certificates, approvals and clearances of any Governmental Entity necessary for Liquidia to own, lease and operate its properties or to carry on its respective businesses substantially in the manner described in the Liquidia SEC Filings filed prior to the date hereof and substantially as it is being conducted as of the date hereof (collectively, the “Liquidia Permits”), and all such Liquidia Permits are valid and in full force and effect, except where the failure to have, or the suspension or cancellation of, or failure to be valid or in full force and effect of, any of the Liquidia Permits would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Mergers; (B) otherwise prevent or materially delay performance by Liquidia of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (C) have a Liquidia Material Adverse Effect. None of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is in conflict with, or in default or violation of, (x) any Law applicable to HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub or by which any property or asset of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is bound or affected or (y) any permits (including, with respect to Liquidia, the Liquidia Permits), except for any such conflicts, defaults or violations that would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Mergers; (B) otherwise prevent or materially delay performance by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (C) have a Liquidia Material Adverse Effect.
Section 4.6 SEC Filings; Financial Statements.
Section 4.6.1 Liquidia has timely filed or furnished all registration statements, prospectuses, definitive proxy statements, schedules and reports required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, since July 25, 2018 (collectively, the “Liquidia SEC Filings”). Each Liquidia SEC Filing as of its applicable filing date, or on such date as it was amended and supplemented prior to the date of this Agreement, if applicable, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be. No Liquidia SEC Filing contained any untrue statement of a material fact as of its applicable filing date or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading as of its applicable filing date.
Section 4.6.2 Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Liquidia SEC Filings (the “Liquidia Financial Statements”), as of their respective dates (or if amended or supplemented in a Liquidia SEC Filing filed prior to the date of this Agreement, as of the date amended or supplemented) was prepared in accordance with GAAP applied (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each presented fairly in all material respects the consolidated financial position, results of operations and cash flows of Liquidia as of the respective dates thereof and for the respective periods indicated therein (subject to, in the case of unaudited financial statements, (A) normal year-end adjustments which will not be material and (B) the absence of footnotes that would appear in audited financial statements). The books and records of Liquidia have been, and are being, maintained in accordance with applicable legal and accounting requirements. To the knowledge of Liquidia, there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case, regarding any accounting practices of Liquidia.
Section 4.6.3 Except as and to the extent set forth on the consolidated balance sheet of Liquidia as of March 31, 2020 included in Liquidia’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Liquidia Form 10-Q”), including the notes thereto, Liquidia has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP, except for liabilities or obligations incurred in the ordinary course of business since March 31, 2020 that would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Mergers; (B) otherwise prevent or materially delay performance by Liquidia of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (C) have a Liquidia Material Adverse Effect.
Section 4.6.4 Liquidia has previously provided to RareGen a complete and correct copy of any material amendment or modification which has not yet been filed with the SEC as of the date hereof to any material agreement, document or other instrument which previously had been filed by Liquidia with the SEC as an exhibit to a registration statement, prospectus, proxy, statement, schedule or report filed pursuant to the Securities Act or the Exchange Act.
Section 4.6.5 Other than as disclosed in the Liquidia SEC Filings, Liquidia maintains and has, since January 1, 2018, maintained a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Liquidia maintains and has, since January 1, 2018, maintained disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by Liquidia in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by Liquidia in the reports that it files or submits under the Exchange Act is accumulated and communicated to Liquidia’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.
Section 4.7 Absence of Certain Changes or Events.   Since March 31, 2020, except as specifically contemplated by this Agreement, (A) Liquidia has conducted its businesses in the ordinary course consistent with past practice, (B) there has not been any Liquidia Material Adverse Effect or an event or development that would, individually or in the aggregate, reasonably be expected to have a Liquidia Material Adverse Effect; and (C) there has not been any event or development that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance of this Agreement or any Ancillary Agreement to which it is a party by Liquidia.
Section 4.8 Litigation.   Other than as disclosed in the Liquidia SEC Filings, there are no suits, claims, actions, proceedings or investigations pending or, to the knowledge of Liquidia, threatened in writing against any of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub or for which HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is obligated to indemnify a third party that (1) has had or would, individually or in the aggregate, reasonably be expected to have a Liquidia Material Adverse Effect or (2) challenges the validity or propriety, or seeks to prevent or materially delay consummation of the Mergers or any other transaction contemplated by this Agreement or any Ancillary Agreement. None of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is subject to any outstanding order, writ, injunction, decree or arbitration ruling, award or other finding which has had or would, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the Mergers; (2) otherwise prevent or materially delay performance by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party or (3) have a Liquidia Material Adverse Effect.
Section 4.9 Opinion of Liquidia Financial Advisor.   The Liquidia Financial Advisor has delivered to the Liquidia Board its written opinion dated as of the date of this Agreement to the effect that, as of such date, the number of shares of HoldCo Common Stock to be received by stockholders of Liquidia in the Liquidia Merger is fair, from a financial point of view, to the holders of Liquidia Common Stock.
Section 4.10 Vote Required.   The affirmative vote of the holders of a majority of the outstanding shares of Liquidia Common Stock approving the Liquidia Merger is the only vote of the holders of any class or series of capital stock or other Equity Interests of Liquidia necessary to adopt this Agreement and approve the transactions contemplated by this Agreement and the Ancillary Agreements.
Section 4.11 Brokers.   Except as set forth on Section 4.11 of the Liquidia Disclosure Schedule, no broker, finder or investment banker (other than the Liquidia Financial Advisor) is entitled to any brokerage, finder’s or other fee or commission in connection with the Mergers based upon arrangements made by or on behalf of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub. Liquidia has heretofore made available to RareGen a true and complete copy of all agreements between Liquidia and the Liquidia Financial Advisor pursuant to which such firm would be entitled to any payment relating to the Mergers or any other transaction contemplated by this Agreement or any Ancillary Agreement.
Section 4.12 Tax Treatment.   None of Holdco, Liquidia, Liquidia Merger Sub, RareGen Merger Sub, or, to the knowledge of Liquidia or HoldCo, any of Liquidia’s affiliates has taken or agreed to take any action that would prevent the Mergers, taken together, from qualifying as an exchange described in Section 351 of the Code and the regulations promulgated thereunder. There is, to the knowledge of HoldCo and Liquidia, no binding commitment by any stockholders of Liquidia to transfer or otherwise dispose of the shares of HoldCo Common Stock received in the Liquidia Merger, nor any other agreement, plan or other circumstance, in each case that would prevent the Mergers, taken together, from qualifying as an exchange described in Section 351 of the Code and the regulations promulgated thereunder.
Section 4.13 No Prior Operations; Ownership of Merger Subs.   HoldCo has been formed as a direct wholly owned subsidiary of Liquidia solely to effectuate the Liquidia Merger and the RareGen Merger and conducts no business or activity other than in connection with the Liquidia Merger and the RareGen Merger. Liquidia Merger Sub has been formed as a direct wholly owned subsidiary of HoldCo solely to effectuate the Liquidia Merger and conducts no business or activity other than in connection with the Liquidia Merger. RareGen Merger Sub has been formed as a direct wholly owned subsidiary of HoldCo solely to effectuate the RareGen Merger and conducts no business or activity other than in connection with the RareGen Merger. No person owns any equity interests in Liquidia Merger Sub or RareGen Merger Sub other than HoldCo, and no person owns any equity interests in HoldCo other than Liquidia.
Section 4.14 HoldCo Common Stock.   HoldCo has and shall have at the Closing sufficient authorized but unissued shares of HoldCo Common Stock to enable it to consummate the Mergers, including the issuance of the Aggregate Closing Shares, the Holdback Shares and the Net Sales Earnout Shares, if any. All shares of HoldCo Common Stock which may be issued pursuant to the Mergers will be, when issued and in accordance with the terms hereof, duly authorized, validly issued, fully paid and nonassessable, free and clear of restrictions other than restrictions created under applicable securities Law, will not be subject to any preemptive or similar rights created by federal or state statute, HoldCo’s governing documents or any Contract to which HoldCo is a party or by which it is bound, and will be issued in compliance with all applicable federal and state securities Laws.

Section 4.15 Exclusivity of Representations.   The representations and warranties made by HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub in this Article 4 are the exclusive representations and warranties made by HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub (including, without limitation, with respect to HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub, their respective assets and liabilities, and their respective businesses) and none of HoldCo, Liquidia, Liquidia Merger Sub, RareGen Merger Sub or any other person has made, or is making, and neither RareGen nor its Affiliates has relied on (including in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby), any other representations or warranties or information, written or oral, express or implied, at law or in equity, including, without limitation, with respect to HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub, their respective assets and liabilities, their respective businesses or otherwise in connection with the transactions contemplated by this Agreement, including any representations or warranties about the accuracy or completeness of any information or documents previously provided, and any other such representations and warranties are hereby expressly disclaimed by RareGen. Each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub hereby disclaims any other express or implied representations or warranties with respect to such matters.
Section 4.16 No Reliance.   Each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub acknowledge and agree that such person has conducted its own independent review and analysis of the business, assets, condition, operations and prospects of RareGen and acknowledges that it has been provided with access to the properties, premises and records of RareGen for this purpose. In entering into this Agreement, each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub has relied solely upon its own investigation and analysis and the representations and warranties of RareGen set forth in Article 3, and each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article 3, neither RareGen nor any RareGen Representative or any other person has made, or is making, and none of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub has relied on (including in making its decision to enter into this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby), any other representations and warranties or information, written or oral, express or implied, at law or in equity, including with respect to RareGen, its assets and liabilities, its business or otherwise in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including any representations or warranties about the accuracy or completeness of any information or documents previously provided, and that any such representations and warranties are expressly disclaimed. Without limiting the generality of the foregoing, each of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub acknowledge and agree that neither RareGen nor any RareGen Representative or any other person has made, and none of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub is relying on or has relied on, any representation or warranty with respect to (a) any projections, estimates or budgets for RareGen or (b) any materials, documents or information relating to RareGen made available to Liquidia or any of the Liquidia Representatives in any “data room,” online data site, confidential memorandum, other offering materials or otherwise, except, in the case of clause (b), to the extent set forth in the representations and warranties set forth in Article 3.
Article 5.
Covenants
Section 5.1 Conduct of Business by RareGen Pending the Closing.   RareGen agrees that, between the date of this Agreement and the Effective Time, except (x) as set forth in Section 5.1 of the RareGen Disclosure Schedule, (y) as may be required by the transactions contemplated by this Agreement or any of the Ancillary Agreements or under applicable Law, or (z) as specifically permitted by any other provision of this Agreement, unless Liquidia or HoldCo shall otherwise agree in writing, RareGen shall (A) conduct its operations only in the ordinary course of business consistent with past practice in all material respects (including paying trade payables in accordance with their respective payment terms) and (B) use commercially reasonable efforts to keep available the services of the current officers, key employees and consultants of RareGen and to preserve the current relationships of RareGen with such persons with which RareGen has material business relations as is necessary to preserve substantially intact its business organization (it being agreed that with respect to the matters specifically addressed by any provision of Section 5.1.1 through 5.1.15, such specific provisions shall govern over the more general provisions of this sentence). Without limiting the foregoing, and as an extension thereof, except as set forth in Section 5.1 of the RareGen

Disclosure Schedule or as specifically permitted by any other provision of this Agreement, RareGen shall not (unless required by applicable Law) between the date of this Agreement and the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, directly or indirectly, do, or agree to do, any of the following without the prior written consent of Liquidia or HoldCo, which consent will not be unreasonably conditioned, withheld or delayed:
Section 5.1.1 amend or otherwise change the RareGen Certificate or RareGen Operating Agreement or equivalent organizational documents;
Section 5.1.2 (A) issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of any membership interests of, or other Equity Interests in, RareGen of any class, or securities convertible or exchangeable or exercisable for any membership interests or other Equity Interests, or any options, warrants or other rights of any kind to acquire any membership interests or other Equity Interests or such convertible or exchangeable securities, or any other ownership interest (including, without limitation, any such interest represented by contract right), of RareGen, or (B) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including RareGen Intellectual Property) of RareGen, except pursuant to existing contracts or commitments that have been set forth on Section 5.1.2 of the RareGen Disclosure Schedule or the sale or purchase of goods in the ordinary course of business consistent with past practice, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice;
Section 5.1.3 except as set forth on Section 5.1.3 of the RareGen Disclosure Schedule or expressly permitted pursuant to this Section 5.1, declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, membership interests, property or a combination thereof) with respect to any of its membership interests or enter into any agreement with respect to the voting of its membership interests;
Section 5.1.4 reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its membership interests, other Equity Interests or other securities except pursuant to repurchases of RareGen Common Units in connection with a termination of employment;
Section 5.1.5 (A) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice and any other acquisitions for consideration that do not exceed $100,000 in the aggregate for RareGen; (B) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person for borrowed money, except for indebtedness for borrowed money incurred in the ordinary course of business in a principal amount not, in the aggregate, in excess of $100,000 for RareGen, or other indebtedness for borrowed money with a maturity of not more than one year in a principal amount not, in the aggregate, in excess of $100,000 for RareGen; (C) enter into, terminate, cancel, modify or request any change in, or agree to enter into, terminate, cancel, or modify, any RareGen Material Contract; (D) make or authorize any capital expenditure in excess of RareGen’s budget as disclosed to Liquidia prior to the date hereof, other than capital expenditures that are not, in the aggregate, in excess of $100,000 for RareGen or (E) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 5.1.5;
Section 5.1.6 except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date of this Agreement as disclosed in Section 3.11 of the RareGen Disclosure Schedule: (A) increase the compensation or benefits payable or to become payable to its directors, officers or employees (except for increases in accordance with past practices in salaries or wages of employees of RareGen which are not across-the-board increases); (B) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of RareGen, or establish, adopt, enter into, terminate, or amend any Benefit Plan, including any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law or (C) take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Benefit Plan;
Section 5.1.7 make any change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by GAAP or by a Governmental Entity;
Section 5.1.8 waive, release, assign, settle or compromise any claims, or any litigation or arbitration other than with respect to the litigation and claims that are addressed in the Litigation Funding and Indemnification Agreement;
Section 5.1.9 make any material Tax election, change any Tax election, settle or compromise any claim or assessment for Taxes, change any method of Tax accounting, file any amendment to a previously filed Tax Return, consent to any extension or waiver of the limitation period applicable to any claim or assessment for material Taxes or enter into any closing agreement with respect to any Tax or surrender any right to claim a Tax refund (but excluding any such non-income Tax refunds attributable to legislation passed in connection with the Coronavirus (COVID-19) pandemic);
Section 5.1.10 modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which RareGen is a party;
Section 5.1.11 write up, write down or write off the book value of any assets, individually or in the aggregate, for RareGen in excess of $100,000, except in accordance with GAAP;
Section 5.1.12 take any action to exempt or make not subject to (A) the provisions of Section 203 of the DGCL or (B) any other state takeover Law or state Law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any person (other than HoldCo or any subsidiary of HoldCo) or any action taken thereby, which person, entity or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;
Section 5.1.13 enter into any agreement or arrangement that limits or otherwise restricts RareGen or any successor thereto from engaging or competing in any line of business or in any location;
Section 5.1.14 take any action that is intended or would reasonably be expected to result in any of the conditions to the RareGen Merger set forth in Article 6 hereof not being satisfied; or
Section 5.1.15 authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.
The foregoing Section 5.1 notwithstanding, it is understood and agreed that at any time prior to the Effective Time RareGen may: (i) cause the transfer (including by dividend or distribution) or sweep of cash, cash equivalents or marketable securities of RareGen and its subsidiaries to the RareGen Members, with the understanding that RareGen shall satisfy the Minimum Cash Amount as of immediately prior to the Closing; and (ii) use any cash, cash equivalents or marketable securities of RareGen in excess of the Minimum Cash Amount to satisfy or discharge any Transaction Expenses or repay any indebtedness of RareGen.
Section 5.1A Conduct of Business by HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub Pending the Closing.   Except as set forth in Section 5.1A of the Liquidia Disclosure Schedule, as may be required by the transactions contemplated by this Agreement or any of the Ancillary Agreements or as specifically permitted by any other provision of this Agreement, none of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub shall (unless required by applicable Law) between the date of this Agreement and the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, directly or indirectly, do, or agree to do, any of the following without the prior written consent of RareGen, which consent will not be unreasonably conditioned, withheld or delayed: (A) adjust, split, combine or reclassify any of its capital stock or issue any shares of its capital stock other than Excluded Securities or in connection with the Equity Financing; (B) declare, set aside, set a record date for or pay any dividend or other distribution with respect to the Liquidia Common Stock; (C) amend Liquidia’s or HoldCo’s certificate of incorporation or bylaws in any manner that would prohibit or hinder, impede or delay in any material respect the transactions contemplated by this Agreement, the Ancillary Agreements or the Equity Financing; or (D) agree to, or make any commitment to, take or adopt any resolutions of the Liquidia Board or similar governing body in support of, any of the actions prohibited by this Section 5.1A.
Section 5.2 Cooperation.   RareGen and Liquidia shall coordinate and cooperate in connection with (A) the preparation of the Registration Statement, the Proxy Statement and any Other Filings; (B) determining whether any action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any RareGen Material Contracts, in connection with the consummation of the Mergers and the other transactions contemplated by this Agreement and the Ancillary Agreements and (C) seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Registration Statement, the Proxy Statement or any Other Filings and timely seeking to obtain any such actions, consents, approvals or waivers; provided, however, each of the parties acknowledges and agrees that obtaining any such consents, approvals or waivers shall not be a condition to any of the transactions contemplated by this Agreement, including the Merger, except to the extent specifically set forth in Article 6.
Section 5.3 Registration Statement; Proxy Statement.   As promptly as practicable after the execution of this Agreement, Liquidia and RareGen shall prepare and HoldCo shall file with the SEC a proxy statement relating to the meeting of Liquidia’s stockholders to be held in connection with the Mergers (together with any amendments thereof or supplements thereto, the “Proxy Statement”) and HoldCo shall, with the assistance of Liquidia and RareGen, prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”) in which the Proxy Statement shall be included as a prospectus, in connection with the registration under the Securities Act of the shares of HoldCo Common Stock to be issued to the stockholders of Liquidia and the RareGen Members pursuant to the Mergers. In connection with any Tax opinion required to be attached as an exhibit to the Registration Statement, each of HoldCo, Liquidia, RareGen, Liquidia Merger Sub and RareGen Merger Sub shall cooperate with each of Cooley and DLA (each such counsel, “Tax Counsel”) and shall deliver to each Tax Counsel customary representations and covenants. HoldCo and Liquidia shall use commercially reasonable efforts to prepare and file with the SEC any Other Filings as and when required or requested by the SEC. Each of HoldCo, Liquidia and RareGen shall use commercially reasonable efforts to respond to any comments made by the SEC with respect to the Registration Statement, the Proxy Statement and any Other Filings, and to cause the Registration Statement to become effective as promptly as practicable. Each of HoldCo, Liquidia and RareGen shall furnish all information concerning it (including, without limitation, financial statements prepared in accordance with Regulation S-X under the Securities Act as and to the extent required to be included in the Registration Statement in accordance with the rules and regulations of the SEC) and the holders of its capital stock as the other may reasonably request in connection with such actions and the preparation of the Registration Statement, the Proxy Statement and any Other Filings. As promptly as practicable after the Registration Statement shall have become effective, Liquidia shall mail the Proxy Statement to its stockholders. The Proxy Statement shall include the Liquidia Board Recommendation.
No amendment or supplement (other than pursuant to Rule 425 of the Securities Act with respect to releases made in compliance with Section 5.9 of this Agreement) to the Registration Statement, the Proxy Statement or any Other Filings (and including, without limitation, any response to comments by the SEC) shall be made by HoldCo or Liquidia without the approval of Liquidia and RareGen, as applicable (which approval shall not be unreasonably withheld or delayed). HoldCo shall advise Liquidia and RareGen, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, the suspension of the qualification of the HoldCo Common Stock issuable in connection with the Mergers for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Registration Statement, the Proxy Statement or any Other Filings or comments thereon and responses thereto or requests by the SEC for additional information.
If at any time prior to the Effective Time, any event or circumstance relating to Liquidia or HoldCo, or their respective officers or directors, should be discovered by Liquidia or HoldCo which should be set forth in an amendment or a supplement to the Registration Statement, the Proxy Statement or any Other Filing, Liquidia shall promptly inform HoldCo and RareGen. All documents that HoldCo and Liquidia are responsible for filing with the SEC in connection with the transactions contemplated herein shall comply as to form and substance in all material respects with the applicable requirements of the Securities Act, the Exchange Act and other applicable Law.
If at any time prior to the Effective Time, any event or circumstance relating to RareGen or its officers or directors, should be discovered by RareGen which should be set forth in an amendment or a supplement to the Registration Statement, the Proxy Statement or any Other Filing, RareGen shall promptly inform HoldCo and Liquidia and cooperate in filing or assist in filing with the SEC or its staff or any other Governmental Entity or officials thereof, or mailing or assisting in preparing and mailing to securityholders of Liquidia such amendment or supplement.
Section 5.4 Liquidia Stockholders’ Meeting.   Liquidia shall duly call, give notice of, and cause to be held, a special meeting of its stockholders (the “Liquidia Stockholders’ Meeting”) as promptly as practicable after the date on which the Registration Statement is declared effective by the SEC (and in any event on or before the sixtieth (60th) day after the date that the Registration Statement is declared effective) for the purpose of voting upon the adoption and approval of this Agreement, the Liquidia Merger, and any other matters required by the transactions contemplated hereby. Liquidia shall use its best efforts to hold the Liquidia Stockholders’ Meeting as soon as practicable after the date on which the Registration Statement becomes effective and recommend that Liquidia’s stockholders vote in favor of the adoption and approval of this Agreement and the Liquidia Merger (the “Liquidia Board Recommendation”). Liquidia may only postpone or adjourn the Liquidia Stockholders’ Meeting to solicit additional proxies for the purpose of obtaining the Requisite Liquidia Vote, for the absence of a quorum and to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Liquidia has determined after consultation with outside legal counsel is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Liquidia prior to the Liquidia Stockholders’ Meeting. The Liquidia Board and Liquidia shall use its reasonable best efforts to obtain from the stockholders of Liquidia the Requisite Liquidia Vote, including by communicating to its stockholders the Liquidia Board Recommendation (and including such recommendation in the Proxy Statement). Except as set forth in this Section 5.4, neither Liquidia, nor the Liquidia Board (nor any committee of the Liquidia Board) shall (A) withhold, withdraw or modify in any manner adverse to RareGen or propose publicly to withhold, withdraw or modify in any manner adverse to RareGen, the Liquidia Board Recommendation or approval, recommendation or declaration of advisability by Liquidia, the Liquidia Board or any such committee thereof with respect to this Agreement or the transactions contemplated hereby or thereby, (B) approve or recommend to its stockholders, or resolve to or publicly propose or announce its intention to approve or recommend to its stockholders, an Alternative Proposal or (C) fail to publicly, finally and without qualification (i) recommend against any Alternative Proposal or (ii) reaffirm the Liquidia Board Recommendation, in each case, within 10 Business Days after such Alternative Proposal is made public or any request by RareGen to do so (which request may be made once per Alternative Proposal (and any material change thereto)) (any of the foregoing, a “Change in Recommendation”). However, prior to the receipt of the Requisite Liquidia Vote, Liquidia and the Liquidia Board are permitted to make a Change in Recommendation if, but only if, and only to the extent that: (a) Liquidia and the Liquidia Representatives have complied in all material respects with Section 5.6; (b) an unsolicited bona fide written Alternative Proposal (that did not result from a breach of Section 5.6) is made to Liquidia by a third party, and such Alternative Proposal is not withdrawn; (c) the Liquidia Board, after consultation with its outside counsel, has determined in good faith, after giving effect to all of the adjustments which may be offered by RareGen pursuant to subclause (3) of item (d) below, that failure to make a Change in Recommendation would violate the Liquidia Board’s fiduciary duties under applicable Law; and (d) (1) the Liquidia Board has concluded in good faith, after giving effect to all of the adjustments which may be offered by RareGen pursuant to subclause (3) below, that such Alternative Proposal constitutes a Superior Proposal, (2) Liquidia has notified RareGen, at least five Business Days in advance, of its intention to make a Liquidia Change in Recommendation in response to such Superior Proposal (including the identity of the party making such Alternative Proposal) and furnished to RareGen a written description of the material terms of the Superior Proposal or an unredacted copy of such written Superior Proposal, and (3) before making such a Change in Recommendation, Liquidia has, and has caused its financial and legal advisors to, during the period after Liquidia’s delivery of the notice referred to in subclause (2) above, negotiated with RareGen in good faith for a period of up to five Business Days (to the extent RareGen desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Alternative Proposal ceases to constitute a Superior Proposal. Any change to the material terms of an Alternative Proposal shall require a new notice of Liquidia’s intention to make a Change in Recommendation and the provisions of this Section 5.4 shall apply anew to such Alternative Proposal. Notwithstanding anything to the contrary herein, unless this Agreement has been terminated in accordance with its terms, the Liquidia Stockholders’ Meeting shall be convened and this Agreement shall be submitted to the stockholders of Liquidia at the Liquidia Stockholders’ Meeting for the purpose of voting on the adoption of this Agreement and the other matters contemplated hereby.
Section 5.5 Access to Information; Confidentiality.
Section 5.5.1 Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which RareGen is a party (which such entity shall use its commercially reasonable efforts to cause the counterparty to waive), from the date of this Agreement to the Effective Time, RareGen shall, and shall cause each of its directors, officers, and employees (such persons, together with its accountants, consultants, legal counsel, advisors and agents and other representatives, the “RareGen Representatives”) to (A) provide to Liquidia and its officers, directors and employees (such persons, together with its accountants, consultants, legal counsel, advisors, agents and other representatives, the “Liquidia Representatives”) reasonable access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of RareGen and to the books and records thereof and (B) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of RareGen as Liquidia or the Liquidia Representatives may reasonably request; provided, that, in each case, such access may be limited to the extent that RareGen reasonably determines, in light of the Coronavirus (COVID-19) pandemic (taking into account any “shelter-in-place” or similar order issued by a Governmental Entity), that such access would jeopardize the health and safety of any person (whether an employee or otherwise). Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which Liquidia is a party (which Liquidia shall use its commercially reasonable efforts to cause the counterparty to waive), from the date of this Agreement to the Effective Time, Liquidia shall, and shall cause each of the Liquidia Representatives to (A) provide to RareGen and the RareGen Representatives reasonable access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to the books and records thereof and (B) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party and its subsidiaries as RareGen or the RareGen Representatives may reasonably request; provided, that, in each case, such access may be limited to the extent that Liquidia reasonably determines, in light of the Coronavirus (COVID-19) pandemic (taking into account any “shelter-in-place” or similar order issued by a Governmental Entity), that such access would jeopardize the health and safety of any person (whether an employee or otherwise). Notwithstanding the foregoing, neither Liquidia nor RareGen shall be required to disclose any information to the other party to the extent that Liquidia or RareGen, as applicable, reasonably determines such disclosure (i) would jeopardize the attorney-client privilege, (ii) would reasonably be expected to result in a loss of trade secret protection or (iii) would contravene any applicable Law (provided that the other party shall use its reasonable best efforts (a) to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege or (b) to develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the other party).
Section 5.5.2 With respect to the information disclosed pursuant to Section 5.5.1 hereof, the parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under that certain Confidentiality Agreement dated as of December 11, 2019, by and between Liquidia and RareGen (the “Confidentiality Agreement”).
Section 5.6 No Solicitation of Transactions.
Section 5.6.1 Neither Liquidia nor RareGen shall, directly or indirectly, take (and neither Liquidia nor RareGen shall authorize or permit the Liquidia Representatives or RareGen Representatives, as applicable, or, to the extent within Liquidia’s or RareGen’s control, other affiliates to take) any action to (A) solicit, initiate or knowingly encourage or facilitate (including by way of furnishing non-public information) any Alternative Proposal or RareGen Acquisition Proposal, as applicable; (B) enter into any agreement with respect to any Alternative Proposal or RareGen Acquisition Proposal, as applicable, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Mergers or any other transaction contemplated by this Agreement or any Ancillary Agreement or (C) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate (to the extent that such party knew or should have known it was facilitating) any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Alternative Proposal or RareGen Acquisition Proposal, as applicable. Upon execution of this Agreement, Liquidia and RareGen shall cease immediately and cause to be terminated any and all existing discussions or negotiations with any parties conducted heretofore with respect to an Alternative Proposal or RareGen Acquisition Proposal, as applicable, and promptly request that all confidential information with respect thereto furnished on behalf of Liquidia or RareGen, as applicable, be returned or destroyed. Notwithstanding anything to the contrary contained in this Agreement, unless this Agreement has been terminated in accordance with its terms, neither Liquidia nor RareGen shall, and it shall cause each of their subsidiaries and the Liquidia Representatives and the RareGen Representatives, as applicable, not to, execute or enter into any letter of intent, agreement in principle, merger agreement, asset or stock purchase or share exchange agreement, option agreement or other contract related to any Acquisition Proposal or RareGen Acquisition Proposal, as applicable (other than, in each case, a confidentiality agreement entered into in accordance with Section 5.6.3).
Section 5.6.2 Each of Liquidia and RareGen shall, as promptly as practicable (and in no event later than 24 hours after receipt thereof), advise the other party of any inquiry received by it relating to any potential Alternative Proposal or RareGen Acquisition Proposal, as applicable, and of the material terms of any proposal or inquiry, including the identity of the person and its affiliates making the same, that it may receive in respect of any such potential Alternative Proposal or RareGen Acquisition Proposal, as applicable, or of any information requested from it or of any negotiations or discussions being sought to be initiated with it, shall furnish to the other party an unredacted copy of any such proposal or inquiry, if it is in writing, or a written summary of any such proposal or inquiry, if it is not in writing, and shall keep the party reasonably informed on a reasonably prompt basis with respect to any not-insignificant developments with respect to the foregoing.
Section 5.6.3 If at any time after the date hereof and before the receipt of the Requisite Liquidia Vote, Liquidia and the Liquidia Representatives receive a bona fide, unsolicited written Acquisition Proposal that did not result from a breach of Section 5.6.1, Liquidia and the Liquidia Representatives may engage in negotiations and discussions with, and furnish any information and other access (so long as all such information and access has previously been made available to RareGen or is made available to RareGen before or concurrently with the time such information or access is made available to such person) to, any person making such Alternative Proposal if, and only if, the Liquidia Board determines in good faith, after consultation with outside legal and financial advisors, that (i) such Alternative Proposal constitutes or is reasonably likely to become a Superior Proposal and (ii) the failure of the Liquidia Board to furnish such information or access or enter into such discussions or negotiations would violate its fiduciary duties under applicable Law; but before furnishing any such information, Liquidia shall have received from the person making such Alternative Proposal an executed confidentiality agreement with terms at least as restrictive in all material respects on such person as the Confidentiality Agreement, which confidentiality agreement shall not prohibit Liquidia from complying with the terms of this Section 5.6.
Section 5.6.4 Neither the RareGen Board nor any committee thereof shall (A) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Liquidia, the approval or recommendation by the RareGen Board or such committee of the adoption and approval of the RareGen Merger; (B) other than the RareGen Merger, approve or recommend, or propose publicly to approve or recommend, any RareGen Acquisition Proposal or (C) other than the RareGen Merger, cause RareGen to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any RareGen Acquisition Proposal.
Section 5.7 Appropriate Action; Consents; Filings.
Section 5.7.1 Each of RareGen, Holdco, Liquidia, Liquidia Merger Sub and RareGen Merger Sub shall use its commercially reasonable efforts to (A) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement and each Ancillary Agreement as promptly as practicable; (B) obtain from any Governmental Entity any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by HoldCo, Liquidia or RareGen or any of their respective Subsidiaries or Affiliates, or to avoid any action or proceeding by any Governmental Entity (including, without limitation, those in connection with the HSR Act, if required), in connection with the authorization, execution and delivery of this Agreement and each Ancillary Agreement and the consummation of the transactions contemplated herein and therein, including, without limitation, the Mergers and (C) make all necessary filings, and thereafter respond promptly to any reasonable requests by a Governmental Entity for additional information or documents relating thereto, with respect to this Agreement and each Ancillary Agreement and the Mergers required under (x) the Securities Act and the Exchange Act, and any other applicable federal or state securities Laws; (y) the HSR Act, if required, and (z) any other applicable Law. As soon as reasonably practicable, and in any event no less than forty (40) days before the Outside Date, Liquidia and RareGen will reasonably determine in good faith whether any filing is required to be made under the HSR Act for the consummation of the transactions contemplated by this Agreement. If the parties reasonably determine in good faith that any such filing is required in accordance with the immediately preceding sentence (the “HSR Filing Determination”), then each party shall use commercially reasonable efforts to prepare and file its respective filing under the HSR Act as promptly as is practicable, and in any event within five (5) Business Days of the HSR Filing Determination.
Section 5.7.2 HoldCo, Liquidia and RareGen shall cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the non-filing party and its advisors prior to filing; provided, that, if necessary to protect information that is competitively sensitive or covered by any evidentiary privilege, such disclosures may be redacted or made to each party’s outside counsel only. Each of HoldCo, Liquidia and RareGen shall (i) promptly advise each other of any communication received from a Governmental Entity relating to the transactions contemplated by this Agreement and each Ancillary Agreement; (ii) provide each other in advance, with a reasonable opportunity for review, and consider in good faith each other’s views about, drafts of any communication from them to any Governmental Entity concerning the transactions contemplated by this Agreement and each Ancillary Agreement; and (iii) provide each other reasonable advance notice of any material meeting or communication with a Governmental Entity concerning the transactions contemplated by this Agreement and each Ancillary Agreement, and, unless prohibited by the Governmental Entity, permit each other to participate therein; provided, in each case, that such disclosures and participation may be arranged for outside counsel only if necessary to protect information that is competitively sensitive or covered by any evidentiary privilege. Nothing in this Agreement, including this Section 5.7.1 shall require HoldCo, Liquidia, or any of their respective Subsidiaries or Affiliates, to agree to, implement, or engage in (AA) any divestiture, hold-separate agreement, sale, license, or other disposition of any assets or businesses; (BB) any modification, limitation, or other restraint on the manner in which it conducts or operates any assets or businesses; or (CC) any litigation, arbitration, or other dispute or legal proceeding. RareGen and Liquidia shall use their commercially reasonably efforts to furnish to each other all information required for any application or other filing under the rules and regulations of any applicable Law (including all information required to be included in the Registration Statement and the Proxy Statement) in connection with the transactions contemplated by this Agreement and each Ancillary Agreement. RareGen and Liquidia shall not take any action or enter into any transaction, the effect of which would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated in this Agreement. RareGen and Liquidia agree that nothing in this Agreement or any Ancillary Agreement shall prohibit Liquidia or HoldCo from taking any action in connection with the Equity Financing, and any such actions are expressly permitted hereby.
Section 5.7.3 RareGen and Liquidia shall give any notices to third parties, and use commercially reasonable efforts to obtain any third-party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement and each Ancillary Agreement; (B) required to be disclosed in the RareGen Disclosure Schedule or the Liquidia Disclosure Schedule, as applicable; (C) required to prevent a RareGen Material Adverse Effect or a Liquidia Material Adverse Effect from occurring prior to or after the Effective Time or (D) otherwise referenced in Section 6.1.5; provided, however, each of the parties acknowledges and agrees that obtaining any such third-party consents shall not be a condition to any of the transactions contemplated by this Agreement, including the Merger, except as expressly set forth in Article VI. In the event that either party shall fail to obtain any third-party consent described in the first sentence of this Section 5.7.2, such party shall use commercially reasonable efforts, and shall take any such actions reasonably requested by the other party hereto, to minimize any material adverse effect upon RareGen and Liquidia, and their respective businesses resulting, or which would reasonably be expected to result after the Effective Time, from the failure to obtain such consent.
Section 5.7.4 From the date of this Agreement until the Effective Time, each of RareGen and Liquidia shall promptly notify the other party in writing of, to the knowledge of such party, any pending or threatened action, suit, arbitration or other proceeding or investigation by any Governmental Entity or any other person (A) challenging or seeking material damages in connection with the Mergers or the conversion of Liquidia Common Stock or RareGen Common Units into HoldCo Common Stock pursuant to the Mergers or (B) seeking to restrain or prohibit the consummation of the Mergers or otherwise materially limit the right of HoldCo or any HoldCo Subsidiary to own or operate all or any portion of the businesses or assets of Liquidia, or RareGen, which in either case would reasonably be expected to have a RareGen Material Adverse Effect or a Liquidia Material Adverse Effect prior to or after the Effective Time.
Section 5.7.5 From the date of this Agreement until the Effective Time, Liquidia shall not, and shall not permit any of its Affiliates to, directly or indirectly, acquire or agree to acquire any assets, business or any person, whether by merger, consolidation, purchasing a substantial portion of the assets of or equity in any person or by any other manner or engage in any other transaction, if the entering into of an agreement relating to or the consummation of such acquisition, merger, consolidation or purchase or other transaction would reasonably be expected to (i) impose any requirement on the parties to seek approval under any antitrust Laws, (ii) materially increase the risk of any Governmental Entity entering, or materially increase the risk of not being able to remove or successfully challenge, any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would materially delay, materially restrain, prevent, enjoin or otherwise prohibit Closing or (iii) otherwise materially delay or materially impede the consummation of any of the transactions contemplated hereby.
Section 5.8 Certain Notices.   From and after the date of this Agreement until the Effective Time, each party hereto shall promptly notify the other parties hereto of (A) the occurrence, or non-occurrence, of any event that would be reasonably likely to cause any condition to the obligations of any party to effect the Mergers and the other transactions contemplated by this Agreement not to be satisfied or (B) the failure of RareGen or Liquidia, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement which would reasonably be expected to result in any condition to the obligations of any party to effect the Mergers and the other transactions contemplated by this Agreement not to be satisfied; provided, however, that any failure to give notice in accordance with the foregoing with respect to any breach shall not be deemed to constitute a violation of this Section 5.8 or the failure of any conditions set forth in Section 6.2 or 6.3 to be satisfied, or otherwise constitute a breach of this Agreement by the party failing to give such notice; provided, further, that the delivery of any notice pursuant to this Section 5.8 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice.
Section 5.9 Public Announcements.   HoldCo, Liquidia and RareGen shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Mergers and the other transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or any listing agreement with NASDAQ.
Section 5.10 NASDAQ Listing.   Liquidia shall cause HoldCo to promptly prepare and submit to NASDAQ a listing application covering the shares of HoldCo Common Stock to be issued in the Mergers and Liquidia shall cause HoldCo to use its commercially reasonable efforts to cause such shares to be approved for listing on NASDAQ, subject to official notice of issuance, prior to the Effective Time. Liquidia and

RareGen shall promptly provide HoldCo with all information relating to Liquidia and RareGen, as applicable, required or appropriate for use in the listing application covering the shares of HoldCo Common Stock to be issued in the Mergers.
Section 5.11 Employee Benefit Matters.   With respect to any employee benefit plans of HoldCo in which any director, officer or employee of Liquidia (the “Liquidia Employees”) or any director, officer or employee of RareGen (the “RareGen Employees”) will participate effective as of the Effective Time, HoldCo shall, or shall cause the Surviving Entities to, recognize all service of Liquidia Employees with Liquidia or RareGen Employees with RareGen, as the case may be, for purposes of vacation and participation in, but not for purposes of benefit accrual, in any employee benefit plans of HoldCo in which such Liquidia Employees or RareGen Employees may be eligible to participate after the Effective Time.
Section 5.12 Indemnification of Directors and Officers.
Section 5.12.1 For not less than six (6) years from and after the Effective Time, HoldCo agrees to, and to cause the Surviving Entities to, indemnify and hold harmless all past and present directors, officers and employees of Liquidia and RareGen to the same extent such persons are indemnified as of the date of this Agreement by Liquidia and RareGen, as applicable, pursuant to the Liquidia Certificate and the Liquidia Bylaws and the RareGen Certificate and the RareGen Operating Agreement, as applicable, and indemnification agreements, if any, in existence on the date of this Agreement set forth on Section 5.12.1 of the Liquidia Disclosure Schedule and the RareGen Disclosure Schedule, as applicable, with any directors, officers and employees of Liquidia and RareGen, as applicable, for acts or omissions occurring at or prior to the Effective Time; provided, however, that HoldCo agrees to, and to cause the Surviving Entities to, indemnify and hold harmless such persons to the fullest extent permitted by Law for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby.
Section 5.12.2 RareGen shall (i) obtain as of the Effective Time “tail” insurance policies with a claims period of six (6) years from and after the Effective Time, that provides coverage for events occurring prior to the Effective Time, that is substantially equivalent to RareGen’s existing policies (the “D&O Insurance”) (true and complete copies which have been previously provided to Liquidia). HoldCo shall, and shall cause the Surviving Entities to, maintain such policy in full force and effect, and continue to honor the obligations thereunder. The obligations under this Section 5.12 shall not be terminated or modified in such a manner as to adversely affect any indemnitee (or such indemnitee’s heirs, successors or assigns) to whom this Section 5.12 applies without the consent of such affected indemnitee (or such indemnitee’s heir, successor or assign), it being expressly agreed that the indemnitees (and such indemnitees’ heirs, successors and assigns) to whom this Section 5.12 applies shall be third-party beneficiaries of this Section 5.12.
Section 5.12.3 In the event HoldCo or the Surviving Entities (A) consolidate with or merge into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (B) transfer all or substantially all of its properties and assets to any person, then, and in each such case, proper provisions shall be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 5.12.
Section 5.13 Tax Treatment.
Section 5.13.1 Each of HoldCo, Liquidia and RareGen shall use their respective reasonable best efforts to take all actions necessary for (i) the Liquidia Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and (ii) the Mergers, taken together, to qualify as an exchange described in Section 351 of the Code and the regulations promulgated thereunder. None of HoldCo, Liquidia or RareGen shall take or cause to be taken any action that would reasonably be expected to prevent or impede (i) the Liquidia Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or (ii) the Mergers, taken together, from qualifying as an exchange described in Section 351 of the Code and the regulations promulgated thereunder.
Section 5.13.2 This Agreement is intended to constitute, and the parties hereby adopt this Agreement as, a plan of “reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a). Each of HoldCo, Liquidia and RareGen shall, and shall cause their respective subsidiaries to, report the Mergers in accordance with Section 5.13.1 hereof, unless otherwise required to pursuant to a “determination” within the meaning of Section 1313(a) of the Code.
Section 5.14 Other Registration Statements.   HoldCo agrees to file one or more registration statements on Form S-8 to register the shares of HoldCo Common Stock issuable with respect to assumed Liquidia Options and Liquidia RSUs as soon as is reasonably practicable after the Effective Time (and, in any event, within twenty (20) days after the Effective Time with respect to the registration statement on Form S-8 to register the shares of HoldCo Common Stock issuable with respect to assumed Liquidia Options and Liquidia RSUs) and shall maintain the effectiveness of such registration statements hereafter for so long as any of such options remain outstanding.
Section 5.15 HoldCo Board Composition.   Liquidia shall cause HoldCo to take all necessary action to ensure that, as of the Effective Time, the Board of Directors of HoldCo consists of nine (9) directors, two of whom shall be Roger Jeffs and Paul Manning.
Section 5.16 Tax Matters.
Section 5.16.1 The amount of any Taxes for a Straddle Period allocable to the portion of the Straddle Period ending on the Closing Date shall (i) in the case of real and personal property Taxes and franchise Taxes not based on gross or net income, be equal to the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period and, (ii) in the case of other Taxes, be determined as if RareGen filed a separate Tax Return with respect to such Taxes for the portion of the Straddle Period ending at the end of the day on the Closing Date using a “closing of the books methodology” based on the actual operations of RareGen, but assuming a similar interim closing of the books of any pass-through entity in which RareGen owns an interest and that the tax year of such pass-through entity ended on the Closing Date, and provided that, in determining the amount of such Taxes, any exemptions, allowances or deductions that are calculated on a periodic basis (such as depreciation or amortization deductions) shall be pro-rated in the same manner as described in clause (i).
Section 5.16.2 The Members’ Representative shall, at the expense of the RareGen Members, timely prepare and file or cause to be prepared and filed all partnership income Tax Returns of RareGen for all taxable periods ending on or before the Closing Date that are due after the Closing Date. Any income Tax deductions of RareGen arising in connection with the transactions contemplated by this Agreement will be reflected in a partnership income Tax Return of RareGen for the Pre-Closing Period to the extent permitted by applicable Law. Prior to the filing of any such Tax Return, the Members’ Representative shall provide HoldCo with a final draft of such Tax Return at least fifteen (15) Business Days prior to the due date for such Tax Return (after taking into account any applicable extensions), and shall consider in good faith any reasonable comments made by HoldCo. Such Tax Returns shall be prepared or completed in a manner consistent with prior practice of RareGen, except as otherwise required by Law or otherwise agreed to in writing by HoldCo prior to the filing thereof.
Section 5.16.3 For each Pre-Closing Period, (i) RareGen shall, to the maximum extent permitted under applicable Law, make the Audit Opt-Out Election on its applicable Tax Returns and (ii) to the extent an Audit Opt-Out Election is not permitted to be made pursuant to applicable Law, RareGen shall timely elect pursuant to Section 6226 of the Code to have any partnership adjustments passed through to the RareGen Members or their predecessors-in-interest during the taxable period subject to such adjustment.
Section 5.16.4 Notwithstanding anything to the contrary herein, after the Closing Date, the Members’ Representative shall have the exclusive right to represent the interests of RareGen and the RareGen Members (at the RareGen Members’ expense) in any Tax Contests that relate solely to partnership income Taxes or partnership income Tax Returns of RareGen for any Pre-Closing Period.
Section 5.17 Takeover Statutes.   None of RareGen, Liquidia, HoldCo or their respective boards of directors shall take any action that would cause Section 203 of the DGCL or any other similar takeover Law, including any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law, to become applicable to this Agreement, either of the Mergers, or any of the other transactions contemplated hereby, and each shall take all necessary steps to exempt (or ensure the continued exemption of) the Mergers and the other transactions contemplated hereby from any such takeover Laws now or hereafter in effect. If any takeover Laws may become, or may purport to be, applicable to the transactions contemplated hereby, each party and the members of their respective boards of directors will grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise act to eliminate or minimize the effects of any takeover Law on any of the transactions contemplated by this Agreement.
Section 5.18 Approval by Sole Member and Stockholder of the Merger Subs.   Immediately following the execution and delivery of this Agreement by the parties hereto, Liquidia shall cause HoldCo, as sole member and stockholder of each of RareGen Merger Sub and Liquidia Merger Sub, respectively, to adopt this Agreement and approve the Mergers, in accordance with DLLCA and DGCL, by written consent.
Section 5.19 Sandoz Payments.   From and after the Effective Date, if the RareGen Surviving LLC receives or collects any Sandoz Payments allocable to any period prior to Closing, HoldCo shall cause the RareGen Surviving LLC to remit such funds to the Members’ Representative no later than April 15, 2021. For purposes of calculating the portion of any Sandoz Payment that is allocable to a period prior to Closing, the Sandoz Payments received by RareGen and attributable to any given calendar month shall be allocated to the period prior to Closing as follows: (A) with respect to Sandoz Payments that are attributable to any calendar month that expires prior to the Closing, 100% shall be allocated to the period prior to Closing, and (B) with respect to Sandoz Payments that are attributable to any calendar month that commenced prior to the Closing but expires after the Closing, a fraction of such Sandoz Payments shall be allocated to the period prior to Closing, the numerator of which is the number of calendar days in the portion of the calendar month ending on the Closing Date and the denominator of which is the number of calendar days in the entire calendar month.
Section 5.20 Disclosure Documents.   RareGen agrees that with respect to information provided by RareGen or any RareGen Representatives, the Registration Statement, the Proxy Statement and any Other Filings, and any amendments or supplements thereto, will not, as it relates to RareGen, at (A) the time the Registration Statement is declared effective; (B) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Liquidia; (C) the time of the Liquidia Stockholders’ Meeting and (D) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of Liquidia and HoldCo agree that the Registration Statement, the Proxy Statement and any Other Filings, and any amendments or supplements thereto, will not, as it relates to Liquidia or HoldCo, at (A) the time the Registration Statement is declared effective; (B) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Liquidia; (C) the time of the Liquidia Stockholders’ Meeting and (D) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
Section 5.21 Trademarks and Domain Names.   RareGen shall cause all trademarks and domain names of RareGen set forth on Section 3.17 of the RareGen Disclosure Schedule to be assigned to RareGen (or such other party designed in writing by Liquidia) prior to or after the Effective Time.
Section 5.22 Transaction Expenses.   RareGen shall use reasonable best efforts to cause all Transaction Expenses to be paid prior to or at the Closing.
Article 6.
Closing Conditions
Section 6.1 Conditions to Obligations of Each Party Under This Agreement.    The respective obligations of each party to effect the Mergers and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, by Liquidia and RareGen, to the extent permitted by applicable Law:

Section 6.1.1 Effectiveness of the Registration Statement.   The Registration Statement shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the knowledge of Liquidia or RareGen, threatened in writing (and not abandoned or withdrawn) by the SEC.
Section 6.1.2 Liquidia Stockholder Approval.   The Liquidia Merger shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Liquidia Common Stock (the “Requisite Liquidia Vote”).
Section 6.1.3 No Order; No Pending Governmental Proceeding.   No Governmental Entity, nor any federal or state court of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or arbitration award or other finding or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of either of the Mergers. No legal proceeding commenced by a Governmental Entity and seeking such an order, decree, judgment, injunction or arbitration award or other finding or order shall be pending.
Section 6.1.4 NASDAQ Listing.   The shares of HoldCo Common Stock issuable to Liquidia’s stockholders and the RareGen Members in the Mergers shall have been approved for listing on NASDAQ, subject to official notice of issuance.
Section 6.1.5 Consents and Approvals.   Those consents, approvals and authorizations set forth in Section 6.1.5 of the RareGen Disclosure Schedule shall have been obtained.
Section 6.1.6 Regulatory Clearance.   The HSR Act waiting period (together with any extensions thereof) relating thereto shall have expired or been terminated; provided, however, this condition shall be deemed satisfied for all purposes of this Agreement unless and until the occurrence of a HSR Filing Determination.
Section 6.1.7 Litigation Funding and Indemnification Agreement.   RareGen and the Members’ Representative shall have entered into a Litigation Funding and Indemnification Agreement in the form attached hereto as Exhibit H (the “Litigation Funding and Indemnification Agreement”).
Section 6.1.8 Equity Financing.   Liquidia shall have closed an Equity Financing in an aggregate amount of at least Fifty Million Dollars ($50,000,000).
Section 6.2 Additional Conditions to Obligations of Liquidia.   The obligations of Liquidia to effect the Liquidia Merger and the other transactions contemplated herein are also subject to the following conditions, any or all of which may be waived, in whole or in part, by Liquidia, to the extent permitted by applicable Law:
Section 6.2.1 Representations and Warranties.   The representations and warranties of RareGen contained in Article 3 of this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as if made as of the Effective Time, except to the extent that such representations and warranties refer to a specific date, in which case such representations and warranties shall have been true and correct as of such date; provided, however, that the condition contained in this Section 6.2.1 shall be deemed to be satisfied so long as any failures of such representations and warranties to be so true and correct, in the aggregate, do not constitute a RareGen Material Adverse Effect as of the Effective Time (it being understood that, for purposes of determining the accuracy of the representations and warranties of RareGen for purposes of this Section 6.2.1, all “RareGen Material Adverse Effect” qualifications and other qualifications based on the word “material” contained in such representations and warranties shall be disregarded).
Section 6.2.2 Agreements and Covenants.   RareGen shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.
Section 6.2.3 PBM Agreement.   The PBM Agreement shall be terminated or, by agreement of Liquidia, RareGen and PBM, amended and restated, in each case effective as of the Effective Time.

Section 6.2.4 RareGen Resignations.   All officers and directors of RareGen shall have resigned from their respective positions with RareGen as of immediately prior to the Effective Time but conditioned on the occurrence of the Effective Time.
Section 6.2.5 Cooperation Agreements.   Each of PBM and PD Joint Holdings, and Serendipity, shall have executed and delivered a Cooperation Agreement, in the form attached hereto as Exhibit C-1 and Exhibit C-2, respectively, and such Cooperation Agreements shall not have been rescinded or modified as of the Effective Time.
Section 6.2.6 Sandoz Consent.   The Sandoz Consent shall be in effect and not have been rescinded or conditioned as of the Effective Time.
Section 6.2.7 Sandoz Joint Steering Committee.   All representatives of RareGen on the Joint Steering Committee pursuant to the Sandoz Agreement, other than Scott Moomaw, shall have resigned from such Joint Steering Committee.
Section 6.2.8 Employment Agreement with Damian deGoa.   The Employment Agreement with Damian deGoa, dated September 21, 2018 (the “deGoa Employment Agreement”), shall have been terminated prior to the Effective Time, and RareGen shall not have any severance or bonus obligations pursuant to the deGoa Employment Agreement as of the Effective Time other than as may be paid in connection with the Closing.
Section 6.2.9 Lock-Up Agreements.   Each RareGen Member shall have executed and delivered a Lock-Up Agreement in the form attached hereto as Exhibit I.
Section 6.2.10 Litigation Financing.   RareGen shall have executed and delivered the Litigation Financing Agreement, and such Litigation Financing Agreement shall not have been rescinded or modified as of the Effective Time.
Section 6.2.11 Minimum Cash Amount.   RareGen shall have Cash as of immediately prior to the Effective Time equal to at least the Minimum Cash Amount.
Section 6.3 Additional Conditions to Obligations of RareGen.   The obligations of RareGen to effect the RareGen Merger and the other transactions contemplated herein are also subject to the following conditions, any or all of which may be waived, in whole or in part, by RareGen, to the extent permitted by applicable Law:
Section 6.3.1 Representations and Warranties.   The representations and warranties of Holdco, Liquidia, Liquidia Merger Sub and RareGen Merger Sub contained in Article 4 of this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as if made as of the Effective Time, except to the extent that such representations and warranties refer to a specific date, in which case such representations and warranties shall have been true and correct as of such date; provided, however, that the condition contained in this Section 6.3.1 shall be deemed to be satisfied so long as any failures of such representations and warranties to be so true and correct, in the aggregate, do not constitute a Liquidia Material Adverse Effect as of the Effective Time (it being understood that, for purposes of determining the accuracy of the representations and warranties of Liquidia for purposes of this Section 6.3.1, all “Liquidia Material Adverse Effect” qualifications and other qualifications based on the word “material” contained in such representations and warranties shall be disregarded).
Section 6.3.2 Agreements and Covenants.   Each of Holdco, Liquidia, Liquidia Merger Sub and RareGen Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.
Section 6.3.3 Cooperation Agreement.   HoldCo and Liquidia shall have executed and delivered the Cooperation Agreements, in the forms attached hereto as Exhibit C-1 and Exhibit C-2.
Section 6.3.4 HoldCo Board Composition.   Liquidia shall have taken all necessary action to ensure that Roger Jeffs and Paul Manning shall have been appointed to the Board of Directors of HoldCo as of the Effective Time.

Article 7.
Indemnification
Section 7.1 Survival.
Section 7.1.1 Subject to the limitations and other provisions of this Agreement, the representations and warranties of RareGen contained in Article 3 herein shall survive the Closing and shall remain in full force and effect until March 31, 2022; provided, that the representations and warranties in Section 3.1.1, Section 3.3 and Section 3.4 (the “Fundamental Representations”) shall survive indefinitely, and the representations and warranties in Section 3.17 (the “Tax Representations”) shall survive until the date that is sixty (60) days after expiration of the applicable statute of limitations period. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity and in writing by notice from the Indemnified Party to the Indemnifying Party in accordance with the terms of this Agreement prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.
Section 7.1.2 Subject to the limitations and other provisions of this Agreement, the representations and warranties of HoldCo, Liquidia, Liquidia Merger Sub and RareGen Merger Sub contained in Article 4 shall survive the Closing and shall remain in full force and effect until March 31, 2022; provided, that the representations and warranties in Section 4.1, Section 4.3 and 4.15 (the “HoldCo Fundamental Representations”) shall survive indefinitely.
Section 7.1.3 All covenants and agreements of the parties contained herein shall survive the Closing indefinitely or for the period explicitly specified therein.
Section 7.1.4 Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the Indemnified Party to the Indemnifying Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.
Section 7.2 Indemnification by RareGen Members.
Section 7.2.1 Subject to the other terms and conditions of this Article 7, the RareGen Members, severally and not jointly, in proportion to their respective Percentage Shares, shall indemnify and defend each of HoldCo, Liquidia, and the Liquidia Representatives (collectively, the “Liquidia Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Liquidia Indemnitees arising out of or resulting from:
(a) any inaccuracy in or breach of any of the representations or warranties of RareGen contained in this Agreement or in any certificate or instrument delivered by or on behalf of RareGen pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by RareGen on or before the Closing Date pursuant to this Agreement;
(c) any Indemnified Taxes; or
(d) any Transaction Expenses.
Section 7.2.2 The indemnification provided for in Section 7.2.1 shall be subject to the following limitations:
(a) The RareGen Members shall not have any liability under this Article 7 for any individual Direct Claim or Third Party Claim if the Losses associated therewith are less than $25,000 (the

“Claim Threshold”) and any such Losses below the Claim Threshold shall not be taken into account or aggregated for purposes of determining the applicability of the limitations set forth in Section 7.2.2(b); provided, however, that the Claim Threshold shall not apply with respect to Losses arising out of or resulting from any inaccuracy in or breach of any Fundamental Representation or Tax Representation.
(b) RareGen Members shall not be liable to the Liquidia Indemnitees for indemnification under Section 7.2.1(a) until the aggregate amount of all Losses in respect of indemnification under Section 7.2.1(a) exceeds $200,000 (the “Basket”), in which event the RareGen Members shall be required to pay or be liable for all such Losses in excess of the Basket; provided, however, that the Basket shall not apply with respect to Losses arising out of or resulting from any inaccuracy in or breach of any Fundamental Representation or Tax Representation. Other than Losses arising out of or resulting from any inaccuracy in or breach of any Fundamental Representation or Tax Representation, or arising from Fraud, the aggregate amount of all Losses for which the RareGen Members shall be liable pursuant to Section 7.2.1(a) shall not exceed $3,700,000 (the “Cap”). The aggregate amount of all Losses arising out of or resulting from any inaccuracy in or breach of any Fundamental Representation or Tax Representation for which the RareGen Members shall be liable, when added to any other Losses for which RareGen Members may be liable hereunder, shall not exceed the Merger Consideration actually paid to the RareGen Members.
(c) The aggregate amount of all Losses for which a RareGen Member shall be liable (other than claims arising from Fraud committed by such RareGen Member) pursuant to this Agreement shall not exceed the lesser of (i) such RareGen Member’s Percentage Share of such Losses and (ii) the portion of the Merger Consideration actually received by such RareGen Member.
(d) Notwithstanding anything contained herein to the contrary, the Liquidia Indemnitees shall not be entitled to recover any Losses (i) relating to any matter arising under one provision of this Agreement to the extent that the Liquidia Indemnitees have already recovered the same Losses with respect to such matter pursuant to this Article 7, (ii) for any Non-Indemnified Taxes, (iii) to the extent the matter giving rise to such Loss had been reserved or provided for in the RareGen Financial Statements, (iv) that are contingent unless and until such contingent Losses becomes actual Losses (so long as the claim for such Losses was timely submitted pursuant to the provisions of this Article 7), (v) to the extent the Liquidia Indemnitees failed to mitigate such Losses or (vi) for any otherwise indemnifiable Losses arising out of any breach of any representation, warranty, covenant or agreement unless a claim therefore is asserted with specificity and in writing by such Liquidia Indemnitee timely in accordance with Sections 7.1 and 7.4 (failing which such claim shall be waived and extinguished).
(e) The amount of any Loss for which indemnification is provided under this Article 7 shall be net of any amounts recovered or recoverable by Liquidia Indemnitees from any third party (including under insurance policies, if any) with respect to such Loss. If a Liquidia Indemnitee recovers an amount from a third party in respect of Losses that are the subject of indemnification hereunder after all or a portion of such Losses have been paid by an Indemnifying Party pursuant to this Article 7, then the Liquidia Indemnitees shall promptly remit to the Indemnifying Party the excess (if any) of (i) (A) the amount paid by the Indemnifying Party in respect of such Losses plus (B) the amount received by the Liquidia Indemnitee from a third party in respect thereof over (ii) the full amount of the Losses. In the event that a Liquidia Indemnitee has any rights against a third party with respect to any Loss that results in a payment by an Indemnifying Party under this Article 7, such Indemnifying Party shall be subrogated to such rights to the extent of such payment. Without limiting the generality of any other provision hereof, each Liquidia Indemnitee shall duly execute upon request all instruments reasonably necessary to evidence and perfect the subrogation and subordination rights detailed herein, and otherwise cooperate in the prosecution of such claims.
(f) For purposes of this Article 7, the amount of Losses arising out of or resulting from any inaccuracy in or breach of any representation or warranty shall be determined without regard to any materiality, Liquidia Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

Section 7.3 Indemnification by HoldCo.
Section 7.3.1 Subject to the other terms and conditions of this Article 7, HoldCo shall indemnify and defend each RareGen Member and their respective directors, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives (collectively, the “RareGen Member Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the RareGen Member Indemnitees arising out of or resulting from:
(a) any inaccuracy in or breach of any of the representations or warranties of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub contained in this Agreement or in any certificate or instrument delivered by or on behalf of HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or
(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by HoldCo, Liquidia, Liquidia Merger Sub or RareGen Merger Sub pursuant to this Agreement.
Section 7.3.2 The indemnification provided for in Section 7.3.1 shall be subject to the following limitations:
(a) HoldCo shall not have any liability under this Article 7 for any individual Direct Claim or Third Party Claim if the Losses associated therewith are less than the Claim Threshold and any such Losses below the Claim Threshold shall not be taken into account or aggregated for purposes of determining the applicability of the limitations set forth in Section 7.3.2(b).
(b) HoldCo shall not be liable to the RareGen Member Indemnitees for indemnification under Section 7.3.1 until the aggregate amount of all Losses in respect of indemnification under Section 7.3.1 exceeds the Basket, in which event HoldCo shall be required to pay or be liable for all such Losses in excess of the Basket. Other than Losses arising out of or resulting from any inaccuracy in or breach of any HoldCo Fundamental Representation, the aggregate amount of all Losses for which HoldCo shall be liable pursuant to Section 7.3.1 shall not exceed the Cap. The aggregate amount of all Losses arising out of or resulting from any inaccuracy in or breach of any HoldCo Fundamental Representation for which HoldCo shall be liable, when added to any other Losses for which RareGen Members may be liable hereunder, shall not exceed the value of the Merger Consideration actually paid to the RareGen Members.
Section 7.4 Indemnification Procedures.   The party making a claim under this Article 7 is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this Article 7 is referred to as the “Indemnifying Party”.
Section 7.4.1 Third Party Claims.   If any Indemnified Party receives notice of the assertion or commencement of any action made or brought by any person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party prompt written notice thereof, but in any event not later than thirty (30) calendar days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party is adversely affected (including if the Indemnifying Party forfeits rights or defenses) by reason of such failure. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all written evidence thereof and shall indicate the estimated amount, if reasonably determinable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, that the Indemnifying Party shall not have the right to defend or direct the defense of any such Third Party Claim that seeks an injunction or other equitable relief against the Indemnified Parties. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 7.4.2, it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof, with the fees and disbursements of such counsel being the expense of the Indemnified Party; provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable and documented fees and expenses of one counsel to the Indemnified Party. If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnified Party may, subject to Section 7.4.2, pay, compromise, defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim. The Members’ Representative and HoldCo shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.
Section 7.4.2 Settlement of Third Party Claims.   Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 7.4.2. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 7.4.1 or this Section 7.4.2, it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed); provided, that any such consent shall not be determinative as to whether any Indemnified Party is entitled to indemnification under Article 7 or the amount of Losses relating to such matter.
Section 7.4.3 Any action by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof, but in any event not later than thirty (30) days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party is adversely affected (including if the Indemnifying Party forfeits rights or defenses) by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably determinable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to HoldCo’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.
Section 7.5 Recovery by Liquidia Indemnitees.
Section 7.5.1 A reduction of the number of Holdback Shares shall be the sole recourse and the exclusive remedy for the Liquidia Indemnitees against the RareGen Members for satisfaction of the indemnification obligations of the RareGen Members pursuant to Section 7.2.1(a), except in the case of any Losses arising out of any inaccuracy in or breach of any Fundamental Representation or Tax Representation, or arising from Fraud. The Liquidia Indemnitees shall seek recovery for any Losses pursuant to Sections 7.2.1(a) with respect to any Losses arising out of any inaccuracy in or breach of any Fundamental Representation or Tax Representation, (a) first, as a reduction of the number of Holdback Shares (to the extent there remains any Holdback Shares available for such reduction), (b) second, at the election of the Indemnifying Party, from (i) the return of shares of HoldCo Common Stock issued to the Indemnifying Party pursuant to this Agreement, or (ii) as an offset to any Net Sales Earnout Shares issuable to the Indemnifying Party pursuant to Section 2.5.1, and (c) third, directly from the RareGen Members by wire transfer of immediately available funds. The number of shares of HoldCo Common Stock that may be returned pursuant to this Section 7.5 shall be determined by dividing the aggregate amount of Losses to be satisfied by such return of HoldCo Common Stock by the Issuance Price per Share. Notwithstanding the foregoing, the Members’ Representative may elect, in its sole discretion, for any Losses to be satisfied via wire transfer of immediately available funds in lieu of any reduction to the number of Holdback Shares, return of shares of HoldCo Common Stock or offset against the Net Sales Earnout Shares.
Section 7.5.2 Any Losses payable to a Liquidia Indemnitee pursuant to this Article 7 shall be satisfied from the RareGen Members, severally and not jointly, in accordance with their respective Percentage Shares.
Section 7.6 Tax Treatment of Indemnification Payments.   All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Merger Consideration for Tax purposes, unless otherwise required by Law.
Section 7.7 Exclusive Remedies. The parties acknowledge and agree that the sole and exclusive remedy of the Liquidia Indemnitees and RareGen Member Indemnitees with respect to any and all claims (other than claims arising from Fraud committed by a RareGen Member, HoldCo or Liquidia in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article 7. In furtherance of the foregoing, the Liquidia Indemnitees and RareGen Member Indemnitees waive, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this Article 7. Nothing in this Section 7.8 shall limit (a) any Liquidia Indemnitee’s right to seek and obtain any equitable relief to which such Liquidia Indemnitee shall be entitled or to seek any remedy against a RareGen Member on account of Fraud committed by such RareGen Member or (b) any RareGen Member Indemnitee’s right to seek and obtain any equitable relief to which such RareGen Member Indemnitee shall be entitled or to seek any remedy against HoldCo or Liquidia on account of Fraud committed by HoldCo or Liquidia.
Article 8.
Termination, Amendment and Waiver
Section 8.1 Termination.   This Agreement may be terminated, and the Mergers contemplated hereby may be abandoned, at any time prior to the Effective Time, by action taken or authorized by the Board of

Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Mergers by the stockholders of Liquidia or RareGen:
Section 8.1.1 By mutual written consent of Liquidia and RareGen;
Section 8.1.2 By either RareGen or Liquidia if the Mergers shall not have been consummated prior to December 31, 2020 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.1.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the principal cause of, or resulted in, the failure of the Mergers to occur on or before such date.
Section 8.1.3 By Liquidia, prior to the receipt of the Requisite Liquidia Vote, if the Liquidia Board authorizes Liquidia, subject to Sections 5.3, 5.4 and 5.6, to enter into, and Liquidia concurrently enters into, a definitive written agreement providing for a Superior Proposal; provided, that immediately before and as a condition to such termination, Liquidia pays the Termination Fee payable pursuant to Section 8.2.2.
Section 8.1.4 By either RareGen or Liquidia if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting either of the Mergers, and such order, decree, ruling or other action shall have become final and nonappealable (which order, decree, ruling or other action the parties shall have used their commercially reasonable efforts to resist, resolve or lift, as applicable, subject to the provisions of Section 5.7 hereof);
Section 8.1.5 By either RareGen or Liquidia, if the Requisite Liquidia Vote shall not have been obtained upon a vote taken thereon at the Liquidia Stockholders’ Meeting (including any adjournment or postponement thereof); provided that the right to terminate the Agreement pursuant to this Section 8.1.4 shall not be available to Liquidia if it has not complied with its obligations under Section 5.3, Section 5.4 or Section 5.6;
Section 8.1.6 By Liquidia (provided, that Liquidia is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if since the date of this Agreement, there shall have been a material breach of any representation or warranty or failure to perform any covenant or agreement on the part of RareGen set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Sections 6.2.1 or 6.2.2 of this Agreement not to be satisfied at Closing and (ii) shall not have been cured within thirty (30) days following receipt by RareGen of written notice of such breach or failure from Liquidia (except in the case of a breach or failure that is not curable or RareGen has ceased to exercise commercially reasonable efforts to cure such breach or failure, in which event such termination shall be effective upon notice of termination by Liquidia);
Section 8.1.7 By RareGen (provided, that RareGen is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if since the date of this Agreement, there shall have been a material breach of any representation or warranty or failure to perform any covenant or agreement on the part of Liquidia set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Sections 6.3.1 or 6.3.2 of this Agreement not to be satisfied at Closing and (ii) shall not have been cured within thirty (30) days following receipt by Liquidia of written notice of such breach or failure from RareGen (except in the case of a breach or failure that is not curable or Liquidia has ceased to exercise commercially reasonable efforts to cure such breach or failure, in which event such termination shall be effective upon notice of termination by RareGen); or
Section 8.1.8 By RareGen, if Liquidia or the Liquidia Board shall have made a Change in Recommendation.
Section 8.2 Effect of Termination.
Section 8.2.1 Limitation on Liability.   In the event of termination of this Agreement by either RareGen or Liquidia as provided in Section 8.1 hereof, this Agreement shall forthwith become void and the obligations of the parties hereto shall terminate, except (x) with respect to Section 5.5, Section 5.9, this Section 8.2 and Article 9, which shall remain in full force and effect and shall survive any such termination, and (y) with respect to any liabilities or damages incurred or suffered by a party as a result of the breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.
Section 8.2.2 Termination Fee.   Liquidia and RareGen agree that if this Agreement is terminated (i) pursuant to Section 8.1.3 or (ii) pursuant to Section 8.1.8, then Liquidia shall pay RareGen, by wire transfer of same day funds, a fee equal to $7,500,000 (the “Termination Fee”).
Section 8.2.3 Payment of Termination Fee.
Section 8.2.3.1 If this Agreement is terminated pursuant to Section 8.1.3 or 8.1.8, then payment of the Termination Fee shall be made, in the case of a termination by Liquidia pursuant to 8.1.3, immediately before and as a condition to such termination, and in the case of a termination by RareGen pursuant to 8.1.8, within two (2) Business Days after the date of such termination.
Section 8.2.3.2 Notwithstanding anything to the contrary herein, but without limiting the right of any party to recover liabilities or damages to the extent permitted herein, Liquidia shall not be required to pay the Termination Fee more than once. Each of RareGen and Liquidia acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other party would not enter into this Agreement; accordingly, if Liquidia fails promptly to pay the amount due pursuant to this Section 8.2, and, in order to obtain such payment, RareGen commences a suit which results in a judgment against Liquidia for the Termination Fee or any portion thereof, Liquidia shall pay the costs and expenses of RareGen (including attorneys’ fees and expenses) in connection with such suit. In addition, if Liquidia fails to pay the amounts payable pursuant to this Section 8.2, then Liquidia shall pay interest on such overdue amounts at a rate per annum equal to the “prime rate” (as announced by JPMorgan Chase & Co. or any successor thereto) in effect on the date on which such payment was required to be made for the period commencing as of the date that such overdue amount was originally required to be paid.
Section 8.3 Amendment.   This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective boards of directors at any time prior to the Effective Time; provided, however, that, after approval of the Mergers by the stockholders of Liquidia, as applicable, no amendment may be made without further stockholder approval which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.
Section 8.4 Waiver.   At any time prior to the Effective Time, any party hereto may: (A) extend the time for the performance of any of the obligations or other acts of the other party hereto; (B) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; and (C) waive compliance by the other party with any of the agreements or conditions contained herein; provided, however, that after any approval of the Mergers contemplated by this Agreement by the stockholders of Liquidia, there may not be, without further approval of such stockholders, any extension or waiver of this Agreement or any portion thereof which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
Section 8.5 Fees and Expenses.   Except as otherwise provided for in this Agreement, all expenses incurred by the parties hereto shall be borne solely and entirely by the party which has incurred the same, except that all Transaction Expenses shall be paid by RareGen.
Article 9.
General Provisions
Section 9.1 Notices.   Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when sent by e-mail without prompt notice of rejection, or (c) on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier, in each case as follows:
If to Liquidia or HoldCo, addressed to it at:
Liquidia Technologies, Inc.
P.O. Box 110085
Research Triangle Park, NC 27709
Telephone: (919) 328-4400
Attention: Neal Fowler
E-mail: Neal.Fowler@liquidia.com
with a copy to:
DLA Piper LLP (US)
51 John F. Kennedy Parkway, Suite 120
Short Hills, NJ 07078
Telephone: (973) 520-2553
Attention: Andrew P. Gilbert, Esq.
E-mail: andrew.gilbert@us.dlapiper.com
If to RareGen, addressed to it at:
RareGen, LLC
c/o PBM Capital Group, LLC
200 Garrett Street, Suite S
Charlottesville, VA 22902
Telephone: 434-980-8105
Attention: Russell T. Schundler, Esq.
E-mail: rschundler@pbmcap.com
with a copy to:
Cooley LLP
55 Hudson Yards
New York, NY 10001-2157
Telephone: (212) 479-6474; (212) 479-6481
Attention: Div Gupta, Esq.; Ian A. Nussbaum, Esq.
E-mail: dgupta@cooley.com; inussbaum@cooley.com
Section 9.2 Certain Definitions.   For purposes of this Agreement, the term:
“Affiliate” means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person;
“Aggregate Closing Shares” means 5,550,000 shares of HoldCo Common Stock.
“Alternative Proposal” means, other than the Equity Financing, any offer or proposal concerning any (A) merger, consolidation, business combination, or similar transaction involving Liquidia or its subsidiaries; (B) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of Liquidia representing 20% or more of the consolidated assets or revenues of Liquidia; (C) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for such securities) representing 20% or more of the voting power of Liquidia; (D) transaction in which any person shall acquire beneficial ownership, or the right to acquire beneficial ownership or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 20% or more of the outstanding voting capital stock of Liquidia, (E) transaction involving a sale, lease, license or other disposition directly or indirectly of any rights with respect to Liquidia’s LIQ861 product candidate or any assets that are material to the manufacturing, distribution, marketing, promotion or sale thereof or (F) any combination of the foregoing (other than the Mergers).
“Ancillary Agreements” means the Support Agreement, the Lock-Up Agreements, the Cooperation Agreements and the Litigation Funding and Indemnification Agreement.
“Audit Opt-Out Election” means a valid election under Section 6221(b) of the Code.
“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.
“Blue Sky Laws” means state securities or “blue sky” laws.
“Business Day” means any day other than a day on which the SEC shall be closed.
“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act of 2020.
“Cash” means all cash, cash equivalents and marketable securities held by RareGen, including third-party checks and drafts (including incoming wire transfers and other electronic payments that are in process as of a given time) received by RareGen and deposited or available for deposit; provided, however, that Cash shall be calculated net of uncleared checks and drafts (including outgoing wire transfers and other electronic payments that are in process as of a given time) issued by RareGen.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended as of the date hereof.
“Closing Cash” means the aggregate Cash of RareGen as of 12:01 A.M. (Eastern Time) on the Effective Date.
“Contracts” means any of the agreements, contracts, leases, powers of attorney, notes, loans, evidence of indebtedness, purchase orders, letters of credit, settlement agreements, franchise agreements, undertakings, covenants not to compete, employment agreements, licenses, instruments, purchase and sales orders and other executory commitments to which Liquidia or RareGen is a party or to which any of the assets of Liquidia, RareGen or any of their respective Subsidiaries, as applicable, are subject, whether oral or written, express or implied.
“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.
“Environmental Laws” means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, treaty, writ or order and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree, judgment, stipulation, injunction, permit, authorization, policy, opinion, or agency requirement, in each case having the force and effect of law, relating to the pollution, protection, investigation or restoration of the environment, health and safety as affected by the environment or natural resources, including, without limitation, those relating to the use, handling, presence, transportation, treatment, storage, disposal, release, threatened release or discharge of Hazardous Materials or wetlands, pollution or contamination.
“Environmental Permits” means any permit, approval, identification number, license and other authorization required under any applicable Environmental Law.
“Equity Financing” means an underwritten public offering of Liquidia Common Stock to be consummated prior to the Closing Date.
“Equity Interest” means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Securities” means (a) issuance or sale of Liquidia Common Stock or HoldCo Common Stock, options to purchase Liquidia Common Stock or HoldCo Common Stock, or Liquidia Common Stock or HoldCo Common Stock issuable upon the exercise of options, restricted stock units or other equity awards to any employee or director share option, incentive or benefit plan, share purchase or ownership plan, long-term incentive plan, option exchange plan, dividend reinvestment plan, inducement award under the rules of Nasdaq or other compensation plan of Liquidia Common Stock or HoldCo Common Stock, whether now in effect or hereafter implemented, disclosed in the Liquidia SEC Filings (or, in the case of an inducement award under Nasdaq rules, disclosed by press release), (b) issuance or sale of Liquidia Common Stock or HoldCo Common Stock issuable upon exchange, conversion or redemption of securities or the exercise or vesting of warrants, options, restricted stock units or other equity awards outstanding at the date of this Agreement and disclosed in the Liquidia SEC Filings, and (c) issuance or sale of Liquidia Common Stock or HoldCo Common Stock or securities convertible into or exchangeable for Liquidia Common Stock or HoldCo Common Stock as consideration for mergers, acquisitions, other business combinations, joint ventures or strategic alliances, marketing or distribution arrangements, collaboration agreements, co-promotion agreements or intellectual property license agreements occurring after the date of this Agreement; provided, that clause (c) shall not include a transaction in which HoldCo or Liquidia is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities; provided, further, that the aggregate number of Liquidia Common Stock or HoldCo Common Stock issued or issuable pursuant to clauses (a), (b) and (c) in the aggregate does not exceed 10% of the number of shares of Liquidia Common Stock or HoldCo Common Stock outstanding immediately following the date of this Agreement.
“Expenses” includes all reasonably incurred out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, printing, filing and mailing of the Proxy Statement and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereto.
“FDA” means the U.S. Food and Drug Administration.
“Fraud” means actual fraud with scienter under the Laws of the State of Delaware.
“GAAP” means generally accepted accounting principles as applied in the United States.
“Governmental Entity” means any domestic or foreign governmental, administrative, judicial or regulatory authority, arbitrator or arbitral body.
“group” is defined as in the Exchange Act, except where the context otherwise requires.
“Hazardous Materials” means (A) any petroleum, petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, volatile organic compounds or semi-volatile organic compounds or (B) any chemical, material or other substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.
“Holdback Shares” means 616,666 shares of HoldCo Common Stock.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.
“Indemnified Taxes” means, except to the extent such Taxes are Non-Indemnified Taxes, (i) Taxes due or payable by RareGen or imposed on RareGen for any Pre-Closing Period (including the pre-Closing portion of any Straddle Period, as determined under Section 5.16.1), (ii) Taxes that RareGen is liable for (including under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or non-U.S. applicable Law) as a result of being a member of (or leaving) a consolidated, combined or unitary Tax group on or before the Closing Date; and (iii) Taxes of any other person imposed on RareGen as a transferee or successor or by contract, which Taxes relate to an event or transaction occurring before the Effective Time (and, in the case of any such contract that is a customary commercial contract not primarily related to Taxes, such Taxes relate to the Pre-Closing Period, but excluding such Taxes under a customary commercial contract not primarily related to Taxes that are not yet due and payable by RareGen). Indemnified Taxes shall not include any Losses for Taxes imposed with respect to any Tax period or portion thereof beginning after the Closing Date based on a claim of reliance by Liquidia or any of its Affiliates on the representations and warranties set forth in Section 3.17, which are made only with respect to Tax periods or portions thereof ending on or before the Closing Date.
“Independent Accountant” shall mean Ernst and Young LLP (“E&Y”), or if E&Y if unable to serve, HoldCo and the Members’ Representative shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants.
“Intellectual Property” means Technology and Intellectual Property Rights therein.
“Intellectual Property Rights” means all intellectual property rights or other proprietary rights of every kind, foreign or domestic, including all patents (including utility and design patents), patent applications (including invention disclosures, records of invention, certificates of invention and applications for certificates of inventions and priority rights filed with any Registration Office), industrial designs, including all non-provisional and provisional patent applications, substitutions, continuations, continuations-in-part, divisions, renewals, revivals, reissues, re-examinations and extensions thereof, copyrights, copyrightable works, copyright registrations and applications, mask work rights, trade names, trademarks, service marks, logos, designs, domain names, social media accounts, all goodwill associated therewith and all registrations and applications therefor, design rights, database rights, trade secret rights, software (including object code, source code, executable code, data, databases, and related documentation), rights in know-how and similar or equivalent rights anywhere in the world.
“IRS” means the United States Internal Revenue Service.
“Issuance Price per Share” means $6.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series).
“knowledge” means (i) with respect to HoldCo or Liquidia, the actual knowledge of Neal Fowler, Richard Katz, Shawn Glidden and Jason Adair, after due inquiry, and (ii) with respect to RareGen, the actual knowledge of Paul Manning, Damian deGoa, Scott Moomaw and Roger Jeffs, after due inquiry.
“Law” means foreign or domestic law, statute, code, ordinance, rule, regulation, order, judgment, writ, injunction or decree.
“Liquidia Financial Advisor” means Jefferies LLC.
“Liquidia Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to have, individually or in the aggregate, a materially adverse effect on the business, results of operations or financial condition of Liquidia and its subsidiaries, taken as a whole; provided, however, that “Liquidia Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which Liquidia operates; (iii) any changes in financial or securities markets in general (including any fluctuations or changes in the value of currencies and credit markets); (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement; (vi) any changes in applicable Laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement or the Equity Financing, including the effect thereof on relationships with customers, suppliers, vendors, lenders, investors, licensors, collaboration partners or employees; (viii) effects resulting from Hatch-Waxman based litigation relating to Liquidia’s LIQ861 product candidate; (ix) geopolitical conditions (including any trade wars), any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism (including cyber-terrorism); (x) hurricane, flood, tornado, earthquake or other natural disaster or act of God or weather conditions; (xi) any pandemic, epidemic, plague, or other outbreak of illness or public health event; (xii) any failure by Liquidia to meet any internal or external projections or forecasts or any decline in the price of Liquidia Common Stock or changes in the trading volume thereof (but excluding, in each case, the underlying causes of such failure or decline, as applicable, which may themselves constitute or be taken into account in determining whether there has been, or would be, a Liquidia Material Adverse Effect); provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv), (vi), and (ix) through (xi) immediately above shall be taken into account in determining whether a Liquidia Material Adverse Effect has occurred or would reasonably be expected to occur to the extent (and only to the extent) that such event, occurrence, fact, condition or change has a disproportionate adverse effect on Liquidia compared to other participants in the industries in which Liquidia conducts its businesses.
“Litigation Financing Agreement” means that certain Financing Agreement, dated June 4, 2020, by and between RareGen and Henderson SVP, LLC.
“Losses” means losses, costs, damages and expenses, including reasonable out-of-pocket attorneys’ fees and expenses and reasonable fees and expenses of other professionals and experts, that have been incurred by an Indemnified Party, but shall not include special, indirect, exemplary, consequential and punitive damages, except to the extent actually awarded to a Governmental Entity or other third party.
“Minimum Cash Amount” shall mean $1,000,000.
“Non-Indemnified Taxes” means (x) any Taxes attributable to transactions on the Closing Date after the Closing outside of the ordinary course of business, and (y) the amount of Taxes included in Transaction Expenses or in the calculation of Per Unit Excess Cash.
“Other Filings” means all filings made by or required to be made by HoldCo or Liquidia with the SEC in connection with the Mergers other than the Registration Statement and the Proxy Statement.
“PBM” means PBM Capital Group, LLC.
“PBM Agreement” means that certain Services Agreement, dated August 7, 2018 and as amended on April 1, 2019, by and between RareGen and PBM.
“PD Joint Holdings” means PD Joint Holdings, LLC Series 2016-A.
“Per Unit Closing Shares” means the number of shares of HoldCo Common Stock determined by dividing (a) the Aggregate Closing Shares, by (b) the total number of RareGen Common Units outstanding as of immediately prior to the Effective Time.
“Per Unit Excess Cash” means an amount, in cash, determined by dividing (a) the amount, if any, by which Closing Cash exceeds the Minimum Cash Amount, by (b) the total number of RareGen Common Units outstanding as of immediately prior to the Effective Time.
“Per Unit Holdback Shares” means the number of shares of HoldCo Common Stock determined by dividing (a) the Remaining Holdback Shares, by (b) the total number of RareGen Common Units outstanding as of immediately prior to the Effective Time.
“Per Unit Net Sales Earnout Shares” means the number of shares of HoldCo Common Stock determined by dividing (a) the Net Sales Earnout Shares, by (b) the total number of RareGen Common Units outstanding as of immediately prior to the Effective Time.
“Percentage Share” means, with respect to any RareGen Member, such RareGen Member’s ownership interest in RareGen as of immediately prior to the Effective Time, determined by dividing (a) the number of RareGen Common Units owned of record by such RareGen Member as of immediately prior to the Effective Time, by (b) the total number of RareGen Common Units outstanding as of immediately prior to the Effective Time.
“person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).
“Pre-Closing Period” means (i) any taxable period ending on or before the Closing Date and (ii) the portion of any Straddle Period through the end of the day on the Closing Date.

“RareGen Acquisition Proposal” means any offer or proposal concerning any (A) merger, consolidation, business combination, or similar transaction involving RareGen; (B) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, equity exchange, joint venture, or otherwise of assets of RareGen representing 20% or more of the consolidated assets of RareGen; (C) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for such securities) representing 20% or more of the voting power of RareGen; (D) transaction in which any person shall acquire beneficial ownership, or the right to acquire beneficial ownership or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 20% or more of the outstanding voting equity of RareGen or (E) any combination of the foregoing (other than the Mergers).
“RareGen Earnout Product” shall have the same meaning as the term “Product” as defined in the Sandoz Agreement.
“RareGen ERISA Affiliate” means any entity or trade or business (whether or not incorporated) other than RareGen that together with RareGen is considered under common control and treated as a single employer under Section 4.14(b), (c), (m) or (o) of the Code.
“RareGen Intellectual Property” means all Intellectual Property owned by or licensed to RareGen and used in RareGen’s business.
“RareGen Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to have, individually or in the aggregate, a materially adverse effect on (a) the business, results of operations or financial condition of RareGen and its subsidiaries, taken as a whole; provided, however, that “RareGen Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which RareGen operates; (iii) any changes in financial or securities markets in general (including any fluctuations or changes in the value of currencies and credit markets); (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement; (vi) any changes in applicable Laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement, including the effect thereof on relationships with customers, suppliers, vendors, lenders, investors, licensors, collaboration partners or employees; (viii) geopolitical conditions (including any trade wars), any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism (including cyber-terrorism); (ix) hurricane, flood, tornado, earthquake or other natural disaster or act of God or weather conditions; (x) any pandemic, epidemic, plague, or other outbreak of illness or public health event; and (xi) any effects resulting from any litigation and claims subject to Litigation Funding and Indemnification Agreement; provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv), (vi), and (viii) through (x) immediately above shall be taken into account in determining whether a RareGen Material Adverse Effect has occurred or would reasonably be expected to occur to the extent (and only to the extent) that such event, occurrence, fact, condition or change has a disproportionate adverse effect on RareGen compared to other participants in the industries in which RareGen conducts its businesses.
“RareGen Products” means any material products and related documentation, including any Technology and Intellectual Property Rights embodied therein, in each case currently in development by, manufactured, licensed, sold, distributed and/or otherwise made commercially available by RareGen, but not including the Sandoz generic of Remodulin® and associated promotion materials licensed to RareGen under the Sandoz Agreement.
“Registration Office” means the United States Patent and Trademark Office, the United States Copyright Office and any similar government registration offices around the world.
“Sale Transaction” means any of the following occurring after Closing: (A) merger, consolidation, business combination, or similar transaction involving HoldCo; (B) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of HoldCo or its subsidiaries representing 50% or more of the consolidated assets or revenues of HoldCo; (C) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for such securities) representing 50% or more of the voting power of HoldCo; (D) transaction in which any person shall acquire beneficial ownership, or the right to acquire beneficial ownership or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 50% or more of the outstanding voting capital stock of HoldCo, (E) transaction involving a sale, lease, license or other disposition directly or indirectly of any rights with respect to Liquidia’s LIQ861 product candidate or any assets that are material to the manufacturing, distribution, marketing, promotion or sale thereof or (F) any combination of the foregoing. The foregoing notwithstanding, none of the following shall constitute a Sale Transaction for purposes of this Agreement: (i) any restructuring, merger or conversion of HoldCo to a corporation or to an entity organized under the laws of any jurisdiction other than the jurisdiction of the HoldCo’s organization, whether by merger, conversion, consolidation, contribution of shares or assets, or otherwise, and where members of HoldCo immediately before such restructuring, merger or conversion own the capital and voting interests of the resulting or surviving corporation or entity, or (ii) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by HoldCo or any successor or indebtedness of HoldCo is cancelled or converted or a combination thereof.
“Sandoz Payment” shall mean any payment by Sandoz to RareGen pursuant to the Sandoz Agreement.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Serendipity” means Serendipity BioPharma LLC.
“Straddle Period” means a tax period beginning on or before the Closing Date and ending after the Closing Date.
“subsidiary” or “subsidiaries” of HoldCo, Liquidia, RareGen, the Surviving Entities or any other person means any corporation, partnership, joint venture or other legal entity of which HoldCo, Liquidia, RareGen, the Surviving Entities or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.
“Superior Proposal” means a bona fide Alternative Proposal (provided, that for this purpose references to “twenty percent (20%)” in the definition of Alternative Proposal shall be deemed to be references to “fifty percent (50%)”) made by a third party which did not result from a breach of Section 5.6, and which, in the good faith judgment of the Liquidia Board, taking into account, to the extent deemed appropriate by the Liquidia Board, the various legal, financial and regulatory aspects of the proposal and the person making such proposal (A) if accepted, is reasonably likely to be consummated and (B) if consummated would result in a transaction that is more favorable to Liquidia’s stockholders, from a financial point of view, than the transactions contemplated by this Agreement (taking into account any changes to the terms of this Agreement proposed by RareGen in response to such Superior Proposal or otherwise).
“Tax” or, collectively, “Taxes,” means any and all U.S. federal, state, local or non-U.S. taxes, assessments and other governmental changes, duties, impositions and liabilities in the nature of taxes, including taxes based upon, measured by or determined by reference to gross receipts, income, estimated income, profits, gains, franchise, capital stock, transfer, sales, use, value added, commercial activity, occupation, customs duties, property, ad valorem, escheat, excise, withholding, payroll, recapture, employment, unemployment, severance, disability, social security, license, registration, business organization, stamp, environmental, premium, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.
“Tax Authority” means any Governmental Entity having jurisdiction over the assessment, determination, collection or other imposition of any Taxes, or the authority to audit, examine or review any Tax Return

“Tax Contest” means any Tax audit, investigation, review, proposed assessment, assessment, notice of deficiency, or administrative or court proceeding.
“Tax Return” means any return, declaration, report, claim for refund, information return or other document, including any schedule or attachment thereto, filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes, including any amendment thereof.
“Technology” means all tangible inventions (whether or not patentable), processes, formulae, protocols, schematics, diagrams, techniques, products, technologies, discoveries, mask works, copyrightable and copyrighted works, apparatus, trade secrets, trademarks, know-how, trade dress, copyright registrations, databases and data collections, customer lists, confidential marketing and customer information, licenses, confidential technical information, software and all documentation and tangible embodiments thereof.
“Transaction Expenses” means all fees and expenses incurred by RareGen and any Affiliate at or prior to the Closing in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Agreements, and the performance and consummation of the Mergers and the other transactions contemplated hereby and thereby, including, but not limited to (i) the fees and expenses of the RareGen Audit, (ii) the RareGen legal fees and expenses, (iii) any amounts payable to PBM under the PBM Agreement (including any prorated monthly amount through the date of Closing), (iv) any amounts payable to Damian deGoa under the deGoa Employment Agreement, and (v) any amounts related to any obligation of RareGen to pay any person consideration triggered or required by the closing of the transactions contemplated by this Agreement, including under any contract with any third party, any incentive compensation plan or agreement, employment agreement, salary continuation plan or agreement, deferred compensation plan or agreement, sale, “stay-around,” “change-in-control,” retention or similar bonuses or payments to current or former officers, directors, employees or consultants, third parties or any other similar arrangement.
Section 9.3 Terms Defined Elsewhere.   The following terms are defined elsewhere in this Agreement, as indicated below:
“Agreement”	Preamble
“Basket”	Section 7.2.2(b)
“Benefit Plan”	Section 3.10.1
“Certificates of Merger”	Section 1.4
“Change in Recommendation”	Section 5.4
“Closing”	Section 1.5
“Closing Date”	Section 1.5
“COBRA”	Section 3.10.7
“Code”	Recitals
“Confidentiality Agreement”	Section 5.5.2
“Cooperation Agreements”	Recitals
“D&O Insurance”	Section 5.12.2
“deGoa Employment Agreement”	Section 6.2.8
“DGCL”	Recitals
“Direct Claims”	Section 7.3.3
“DLLCA”	Recitals
“Draft Net Sales Report”	Section 2.5.3(a)
“Effective Time”	Section 1.4
“Exchange Agent”	Section 2.2.1
“Exchange Fund”	Section 2.2.1
“Final Net Sales Report”	Section 2.5.3(e)

“Fundamental Representations”	Section 7.1.1
“Health Care Laws”	Section 3.6.4
“HIPAA”	Section 3.6.4
“HSR Filing Determination”	Section 5.7.1
“HSS-OIG”	Section 3.6.2
“HoldCo”	Preamble
“HoldCo Common Stock”	Section 2.1.1.1
“HoldCo Fundamental Representations”	Section 7.1.2
“Indemnified Party”	Section 7.4
“Indemnifying Party”	Section 7.4
“Liabilities”	Section 3.8
“Liquidia”	Preamble
“Liquidia Board”	Recitals
“Liquidia Board Recommendation”	Section 5.4
“Liquidia Bylaws”	Section 4.2
“Liquidia Certificate”	Section 4.2
“Liquidia Common Stock”	Section 2.1.1.1
“Liquidia Disclosure Schedule”	Article 4
“Liquidia Employees”	Section 5.11
“Liquidia Financial Statements”	Section 4.6.2
“Liquidia Form 10-K”	Section 4.2
“Liquidia Form 10-Q”	Section 4.6.3
“Liquidia Incentive Plans”	Section 2.4.1
“Liquidia Indemnitees”	Section 7.2.1
“Liquidia Merger”	Section 1.2
“Liquidia Merger Sub”	Preamble
“Liquidia Options”	Section 2.4.1
“Liquidia Permits”	Section 4.5
“Liquidia Representatives”	Section 5.5.1
“Liquidia RSUs”	Section 2.4.2
“Liquidia SEC Filings”	Section 4.6.2
“Liquidia Stockholders’ Meeting”	Section 5.4
“Liquidia Surviving Corporation”	Section 1.6
“Liquidia Warrants”	Section 2.1.1.2
“Litigation Funding and Indemnification Agreement”	Section 6.1.7
“Members’ Representative”	Preamble
“Members’ Representative’s Net Sales Response”	Section 2.5.3(b)
“Mergers”	Section 1.3
“Multiemployer Plan”	Section 3.10.3
“NASDAQ”	Section 4.4.2
“Net Sales”	Section 2.5.2
“Net Sales Earnout”	Section 2.5.1
“Net Sales Earnout Amount”	Section 2.5.2
“Net Sales Earnout Issuance”	Section 2.5.1

“Net Sales Earnout Period”	Section 2.5.2
“Net Sales Earnout Shares”	Section 2.5.2
“Net Sales Target”	Section 2.5.2
“Outside Date”	Section 8.1.2
“Permitted Disposition”	Section 2.5.6
“Proxy Statement”	Section 5.3
“Registration Statement”	Section 5.3
“RareGen”	Preamble
“RareGen Audit”	Section 3.7.1
“RareGen Board”	Recitals
“RareGen Certificate”	Section 3.2
“RareGen Common Units”	Section 2.1.1.3
“RareGen Disclosure Schedule”	Article 3
“RareGen Employees”	Section 5.11
“RareGen Financial Statements”	Section 3.7.1
“RareGen Interim Balance Sheet”	Section 3.7.1
“RareGen Interim Financial Statements”	Section 3.7.1
“RareGen Material Contract”	Section 3.13
“RareGen Members”	Recitals
“RareGen Member Consent”	Recitals
“RareGen Member Indemnitees”	Section 7.3.1
“RareGen Merger”	Section 1.3
“RareGen Merger Sub”	Preamble
“RareGen Operating Agreement”	Section 3.2
“RareGen Permits”	Section 3.6.1
“RareGen Representatives”	Section 5.5.1
“RareGen Surviving LLC”	Section 1.6
“RareGen Year-End Balance Sheet”	Section 3.7.1
“RareGen Year-End Financial Statements”	Section 3.7.1
“Requisite Liquidia Vote”	Section 6.1.2
“Sandoz”	Section 3.20
“Sandoz Agreement”	Section 3.20
“Sandoz Consent”	Section 3.20
“Second Request”	Section 8.5
“Sunshine Act”	Section 3.6.4
“Surviving Entities”	Section 1.6
“Tax Counsel”	Section 5.3
“Tax Opinion”	Section 6.1.8
“Tax Representations”	Section 7.1.1
“Termination Fee”	Section 8.2.2
“Third Party Claim”	Section 7.4.1
“Support Agreement”	Recitals
Section 9.4 Headings.   The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.5 Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
Section 9.6 Entire Agreement.   This Agreement (together with the Exhibits, the Liquidia Disclosure Schedule, the RareGen Disclosure Schedule and the other documents delivered pursuant hereto), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.
Section 9.7 Assignment.   This Agreement shall not be assigned by operation of law or otherwise.
Section 9.8 Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, other than pursuant to Section 2.5, Section 5.12 and Section 5.15 hereof, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 9.9 Mutual Drafting.   Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.
Section 9.10 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.
Section 9.10.1 This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles.
Section 9.10.2 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (A) agrees not to commence any such action or proceeding except in such courts; (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court; (C) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.1 hereof. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 9.10.3 EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS; (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.3.
Section 9.11 Counterparts.   This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
Section 9.12 Specific Performance.   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that remedies at law for any breach of the terms of this Agreement are inadequate. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
LIQUIDIA TECHNOLOGIES, INC.
By:
/s/ Neal F. Fowler

Name: Neal F. Fowler
Title: Chief Executive Officer
RAREGEN, LLC
By:
/s/ Damian deGoa

Name: Damian deGoa
Title: Chief Executive Officer
LIQUIDIA CORPORATION
By:
/s/ Neal F. Fowler

Name: Neal F. Fowler
Title: Chief Executive Officer
GEMINI MERGER SUB I, INC.
By:
/s/ Neal F. Fowler

Name: Neal F. Fowler
Title: Chief Executive Officer
GEMINI MERGER SUB II, LLC
By:
/s/ Neal F. Fowler

Name: Neal F. Fowler
Title: Chief Executive Officer
PBM RG HOLDINGS, LLC, solely in its capacity as the Members’ Representative
By:
/s/ Damian deGoa

Name: Damian deGoa
Title: Chief Executive Officer

EXHIBIT A
Support Agreement
See attached.

EXHIBIT B
Form of Irrevocable Written Consent
See attached.

EXHIBIT C-1
Form of PBM Cooperation Agreement
See attached.

EXHIBIT C-2
Form of Serendipity Cooperation Agreement
See attached.

EXHIBIT D
Certificate of Incorporation of Liquidia Surviving Corporation
See attached.

EXHIBIT E
Bylaws of Liquidia Surviving Corporation
See attached.

EXHIBIT F
Certificate of Formation of RareGen Surviving LLC
See attached.

EXHIBIT G
RareGen Surviving LLC Operating Agreement
See attached.

EXHIBIT H
Litigation Funding and Support Agreement
See attached.

EXHIBIT I
Form of Lock-Up
See attached.

Annex B

Jefferies

Jefferies LLC
520 Madison Avenue
New York, NY 10022
www.jefferies.com

OPINION OF JEFFERIES LLC
June 29, 2020
The Board of Directors
Liquidia Technologies, Inc.
P.O. Box 110085
Research Triangle Park, NC 27709
Members of the Board:
We understand that Liquidia Technologies, Inc., a Delaware corporation (“Liquidia”), proposes to enter into an Agreement and Plan of Merger (the “Merger Agreement”) with RareGen LLC, a Delaware limited liability company (“RareGen”), Liquidia Corporation, a newly formed Delaware corporation and a wholly owned subsidiary of Liquidia (“HoldCo”), Gemini Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of HoldCo (“Liquidia Merger Sub”), Gemini Merger Sub II, Inc., a Delaware corporation and a wholly owned subsidiary of HoldCo (“RareGen Merger Sub”) and PBM RG Holdings, LLC, a Delaware limited liability company. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Merger Agreement. Pursuant to the terms of the Merger Agreement, (i) Liquidia Merger Sub will merge with and into Liquidia in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), with Liquidia continuing as the surviving corporation (the “Liquidia Merger”) and each share of common stock, par value $0.001 per share, of Liquidia (the “Liquidia Common Stock”) shall be converted into the right to receive one share of common stock, par value $0.001 per share, of HoldCo (the “HoldCo Common Stock”), (ii) RareGen Merge Sub will merge with and into RareGen in accordance with the DGCL, with RareGen continuing as the surviving corporation (the “RareGen Merger”, and together with the Liquidia Merger, the “Mergers”), and each common unit of RareGen (the “RareGen Common Units”) shall be converted into (x) the right to receive the Per Unit Closing Shares plus the Per Unit Holdback Shares, and (y) the contingent right to receive the Per Unit Net Sales Earnout Shares, if any, in accordance with Section 2.5 of the Merger Agreement plus the Per Unit Excess Cash (which, at your direction we have assumed to be zero for purposes of this opinion). The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the number of shares of HoldCo Common Stock to be received by stockholders of Liquidia in the Liquidia Merger pursuant to the Merger Agreement is fair, from a financial point of view, to the stockholders of Liquidia.
In arriving at our opinion, we have, among other things:
i.
reviewed a draft dated June 26, 2020 of the Merger Agreement;

ii.
reviewed certain publicly available financial and other information about Liquidia;

iii.
reviewed certain information furnished to us by Liquidia management, relating to the business, operations and prospects of Liquidia, including financial forecasts and analyses under various business assumptions;

iv.
reviewed certain information furnished to us by Liquidia management, relating to the business, operations and prospects of RareGen, including financial forecasts and analyses under various business assumptions;

v.
reviewed certain financial information furnished to us by RareGen management, relating to the business, operations and prospects of RareGen, including financial forecasts and analysis under various business assumptions, and held discussions with senior members of RareGen management about such matters;
vi.
reviewed information relating to certain financial and operational benefits and operating synergies (including the amount and timing thereof) anticipated by Liquidia management to result from the Mergers, and approved for our use by Liquidia (“Synergies”);

vii. considered the potential pro forma impact of the Mergers;
viii.
held discussions with members of senior management of Liquidia concerning the matters described in clauses (ii) through (vii) above;

ix.
compared the proposed financial terms of the Mergers with the publicly available financial terms of certain other transactions that we deemed relevant; and

x.
conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Liquidia or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on assurances of the management of Liquidia that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did we conduct a physical inspection of any of the properties or facilities of, Liquidia, RareGen or HoldCo, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals.
With respect to the financial forecasts provided to and, at your direction, examined by us, we note that projecting future results of any company is inherently subject to uncertainty. With respect to the Liquidia and RareGen forecasts prepared by Liquidia management and provided to us by Liquidia management, you have informed us, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgment of Liquidia management as to the future financial performance of Liquidia and RareGen. With respect to the future financial performance of HoldCo giving pro forma effect to the Mergers, at your direction and with your consent, we have assumed that the Synergies will be realized in the amounts and at the times projected. We express no opinion as to these financial forecasts or the assumptions on which they are made, including the Synergies. In addition, at your direction we have performed certain financial analysis using the financial forecasts prepared by management of RareGen. We express no opinion as to the financial forecasts prepared by management of RareGen or the assumptions on which they are made.
Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.
We have made no independent investigation of any legal or accounting matters affecting Liquidia, RareGen or HoldCo, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to Liquidia and its Board of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement to Liquidia, RareGen and HoldCo. We have assumed that the final form of the Merger Agreement will be substantially similar to the last draft reviewed by us in all respects material to our opinion. We have assumed that the Mergers will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement. We have also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Mergers, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Liquidia, RareGen or HoldCo or the contemplated benefits of the Mergers in any respect material to our opinion. We express no opinion as to the price shares of HoldCo Common Stock will trade at any future time.
It is understood that our opinion is for the use and benefit of the Board of Directors of Liquidia in its consideration of the transactions contemplated by the Merger Agreement, and our opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to Liquidia, nor does it address the underlying business decision by Liquidia to engage in the transactions contemplated by the Merger Agreement. Our opinion does not take into account any Equity Financing that may be completed by Liquiida following the execution of the Merger Agreement. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Liquidia. Our opinion has been authorized by the Fairness Committee of Jefferies LLC.
We have been engaged by Liquidia to act as financial advisor to Liquidia in connection with the transactions contemplated by the Merger Agreement and will receive a fee for our services. We also will be reimbursed for certain expenses reasonably incurred. Liquidia has agreed to indemnify us against certain liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. In the past two years, we have provided financial advisory and financing services to Liquidia, including (i) acting as a bookrunner for Liquidia’s initial public offering of Liquidia Common Stock in July 2018, (ii) acting as a bookrunner in an offering of Liquidia Common Stock in March 2019, (iii) acting as a placement agent in a private placement of Liquidia Common Stock in December 2019, and (iv) acting as a placement agent for Liquidia’s ATM facility in December 2019-February 2020, for which we have received aggregate fees of less than $5.0 million. We maintain a market in the securities of Liquidia, and in the ordinary course of our business, we and our affiliates may trade or hold securities of Liquidia, RareGen, HoldCo and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to Liquidia, RareGen, HoldCo or entities that are affiliated with Liquidia, RareGen or HoldCo, for which we would expect to receive compensation. Our opinion may not be used or referred to by Liquidia, or quoted or disclosed to any person in any matter, without our prior written consent.
Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the number of shares of HoldCo Common stock to be received by stockholders of Liquidia in the Liquidia Merger pursuant to the Merger Agreement is fair, from a financial point of view, to the stockholders of Liquidia.
Very truly yours,
Jefferies LLC

ANNEX C
LIQUIDIA CORPORATION
2020 LONG-TERM INCENTIVE PLAN

C-i

C-ii

1.   History; Existence of the Plan.
LIQUIDIA CORPORATION, a Delaware corporation (“Liquidia Corporation”), has established the LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan will come into existence on the Adoption Date; provided, however, that no Award may be granted prior to the closing of the merger transaction between Liquidia Technologies, Inc. and RareGen, LLC (the “Effective Date”). In addition, no Award will be exercised (or, in the case of Restricted Stock, Restricted Stock Units, Performance Shares, or Other Stock-Based Awards, no Award will be granted) and no Performance Units will be settled unless and until the Plan has been approved by the shareholders of Liquidia Corporation, which approval will be within 12 months after the date the Plan is adopted by the Board of Directors of Liquidia Corporation (the “Board”).
On the Effective Date, (i) Liquidia Corporation will assume the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan (the “Liquidia 2018 Plan”), the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended, and the Liquidia Technologies, Inc. Stock Option Plan (collectively the “Assumed Plans”), and the outstanding awards under each such plan and such awards will remain subject to the same terms and conditions set forth in the Assumed Plans and related agreements.
No awards will be made under Liquidia 2018 Plan on or after the Effective Date.
2.   Purposes of the Plan.
The Plan is designed to:
(a)   promote the long-term financial interests and growth of Liquidia Corporation and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel of Liquidia Corporation and other Eligible Individuals.
(b)   motivate management personnel by means of growth-related incentives to achieve long-range goals; and
(c)   further the alignment of interests of Participants with those of the stockholders of Liquidia Corporation through opportunities for increased stock or stock-based ownership in Liquidia Corporation.
Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.
3.   Terminology.
Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.
4.   Administration.
(a)   Administration of the Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of the Administrator.   The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:
(i)   determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii)   determine the types of Awards to be granted any Eligible Individual;
(iii)   determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

(iv)   determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;
(v)   subject to Sections 7(e), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;
(vi)   accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;
(vii)   determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii)   for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;
(ix)   establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;
(x)   determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;
(xi)   administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
(xii)   establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii)   correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and
(xiv)   otherwise administer the Plan and all Awards granted under the Plan.
(c)   Delegation of Administrative Authority.   The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act.
(d)   Non-Uniform Determinations.   The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(e)   Limited Liability; Advisors.   To the maximum extent permitted by law, no member of the Administrator, nor any director, officer, employee or representative of Liquidia Corporation shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, Liquidia Corporation and the officers and directors Liquidia Corporation shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f)   Indemnification.   To the maximum extent permitted by law, by Liquidia Corporation’ charter and by-laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of Liquidia Corporation or an Affiliate shall be indemnified by Liquidia Corporation against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.
(g)   Effect of Administrator’s Decision.   All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Liquidia Corporation, any Participants and any other employee, or director of Liquidia Corporation and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of Liquidia Corporation shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.
5.   Shares Issuable Pursuant to Awards.
(a)   Initial Share Pool.   Subject to adjustments as provided in Section 10 of the Plan, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan shall equal 1,700,000 (the “Share Pool”).
(b)   Adjustments to Share Pool.   On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:
(i)   The Share Pool shall be increased automatically, without further action of the Board, on January 1st of each calendar year commencing after the Effective Date and ending on (and including) January 1, 2030, by a number of shares of Common Stock equal to the lesser of (A) four percent (4%) of the aggregate number of shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, excluding for this purpose any such outstanding shares of Common Stock that were granted under this Plan and remain unvested and subject to forfeiture as of the relevant December 31st, or (B) a lesser number of shares of Common Stock determined by the Board or Compensation Committee prior to the relevant January 1st.
(ii)   The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;
(iii)   The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares and by the number of shares of Common Stock used as a reference measure for any Award that are not issued upon settlement of such Award either due to a net settlement or otherwise;
(iv)   The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to Liquidia Corporation after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award;
(v)   The Share Pool shall be increased, on the exercise date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Liquidia Corporation in payment of the exercise price of any Award; and
(vi)   The Share Pool shall be increased, on the relevant date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Client in payment of the Tax Withholding Obligation that arises in connection with any Award.
(vii)   Notwithstanding the foregoing, the Share Pool will not be increased to include any shares of Common Stock issuable upon exercise of options granted under the Assumed Plans that expire or terminate without having been exercised in full.
(c)   ISO Limit.   Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to 10,000,000.
(d)   Source of Shares.   The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Liquidia Corporation’ charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.
(e)   Non-Employee Director Award Limit.   In addition, the Administrator may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation and the grant date fair value of Awards (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) granted under the Plan to a Non-Employee Director as compensation for services as a Non-Employee Director during any calendar year of the Company may not exceed $500,000 for an annual grant, provided however, in a Non-Employee Director’s first year of service compensation for services may not exceed $1,000,000 (such limits, the “Director Limits”). The Administrator may make exceptions to this limit for individual Non-Employee directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving Non-Employee Director.
6.   Participation.
Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Liquidia Corporation or an Affiliate; provided, however, that such Awards shall not become vested or exercisable and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.
7.   Awards.
(a)   Awards, In General.   The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All

Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Liquidia Corporation and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b)   Stock Options.
(i)   Grants.   A stock option means a right to purchase a specified number of shares of Common Stock from Liquidia Corporation at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Liquidia Corporation or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of Liquidia Corporation, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.
(ii)   Exercise.   Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law.
(iii)   Termination of Service.   Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.
(iv)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.
(c)   Limitation on Reload Options.   The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to Liquidia Corporation in payment of the exercise price or any tax withholding obligation under any other stock option.
(d)   Stock Appreciation Rights.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Liquidia Corporation or a Subsidiary or with which Liquidia Corporation or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii)   Exercise.   Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Liquidia Corporation of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(iii)   Termination of Service.   Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of
(iv)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.
(e)   Repricing.   Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving Liquidia Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by Liquidia Corporation’ stockholders.
(f)   Stock Awards.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii)   Vesting.   Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
(iii)   Rights of a Stockholder; Dividends.   Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by Liquidia Corporation and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Liquidia Corporation shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the

Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Liquidia Corporation.
(iv)   Termination of Service.   Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(v)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.
(g)   Stock Units.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by Liquidia Corporation to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii)   Vesting and Payment.   Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Liquidia Corporation, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)   No Rights of a Stockholder; Dividend Equivalents.   Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Liquidia Corporation with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.
(iv)   Termination of Service.   Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(v)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.
(h)   Performance Shares and Performance Units.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii)   Performance Criteria.   The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with Liquidia Corporation’ or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions, or (19) or any other items selected by the Administrator. Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.

(i)   Other Stock-Based Awards.   The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock- Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.
(j)   Awards to Participants Outside the United States.   The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Liquidia Corporation or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.
(k)   Limitation on Dividend Reinvestment and Dividend Equivalents.   Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(k).
8.   Withholding of Taxes.
Participants and holders of Awards shall pay to Liquidia Corporation or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Liquidia Corporation under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Liquidia Corporation and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation, for equity-classified awards) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. Liquidia Corporation or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.
9.   Transferability of Awards.
(a)   General Nontransferability Absent Administrator Permission.   Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the

Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Liquidia Corporation stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.
(b)   Administrator Discretion to Permit Transfers Other Than For Value.   Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.
10.   Adjustments for Corporate Transactions and Other Events.
(a)   Mandatory Adjustments.   In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Liquidia Corporation (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, recapitalization, capital reduction distribution, or similar event affecting the capital structure of Liquidia Corporation (each, a “Share Change”) that occurs at any time after the Effective Date (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b)   Discretionary Adjustments.   In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of Liquidia Corporation receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Liquidia Corporation and securities of entities other than Liquidia Corporation) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).
(c)   Adjustments to Performance Goals.   The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Liquidia Corporation’ consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Liquidia Corporation filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Liquidia Corporation or the applicable subsidiary, business segment or other operational unit of Liquidia Corporation or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.
(d)   Statutory Requirements Affecting Adjustments.   Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e)   Dissolution or Liquidation.   Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Liquidia Corporation.
11.   Change in Control Provisions.
(a)   Termination of Awards.   Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i)   the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii)   the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
(iii)   the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;

(iv)   the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
(v)   the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.
(b)   Continuation, Assumption or Substitution of Awards.   The Administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.
(c)   Other Permitted Actions.   In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(d)   Section 409A Savings Clause.   Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.
12.   Substitution of Awards in Mergers and Acquisitions.
Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, or directors of entities who become employees, officers, or directors of Liquidia Corporation or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with Liquidia Corporation or a Subsidiary, or the acquisition by Liquidia Corporation of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.
13.   Compliance with Securities Laws; Listing and Registration.
(a)   The obligation of Liquidia Corporation to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which Liquidia Corporation’ securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Liquidia Corporation’ equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Liquidia Corporation shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b)   Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)   In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Liquidia Corporation in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.
14.   Section 409A Compliance.
It is the intention of Liquidia Corporation that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Liquidia Corporation nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Liquidia Corporation and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).
15.   Plan Duration; Amendment and Discontinuance.
(a)   Plan Duration.   The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) June 27, 2030. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before June 27, 2030 or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
(b)   Amendment and Discontinuance of the Plan.   The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to Liquidia Corporation or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Liquidia Corporation’ stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(e) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)   Amendment of Awards.   Subject to Section 7(e), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.
16.   General Provisions.
(a)   Non-Guarantee of Employment or Service.   Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Liquidia Corporation or any Affiliate or shall interfere in any way with the right of Liquidia Corporation or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that Liquidia Corporation is the Participant’s employer or that the Participant has an employment relationship with Liquidia Corporation.
(b)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Liquidia Corporation and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Liquidia Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Liquidia Corporation.
(c)   Status of Awards.   Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Liquidia Corporation or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Liquidia Corporation or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d)   Subsidiary Employees.   In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, Liquidia Corporation may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to Liquidia Corporation.
(e)   Governing Law and Interpretation.   The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.
(f)   Use of English Language.   The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g)   Recovery of Amounts Paid.   Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which Liquidia Corporation may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.
17.   Glossary.
Under this Plan, except where the context otherwise indicates, the following definitions apply:
“Administrator” means the Compensation Committee, or such other committee(s) of director(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) of director(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of three or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, provided that, with respect to Awards made to a member of the Board who is not an employee of the Company, Administrator means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
“Adoption Date” means the date the Plan is adopted by the Board.
“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Liquidia Corporation or any successor to Liquidia Corporation. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award, whether granted under this Plan.
“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
“Board” means the Board of Directors of Liquidia Corporation.
“Cause” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement (i) the Participant’s plea of guilty or nolo contendere to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of Liquidia Corporation, any of its Affiliates or a successor to Liquidia Corporation or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for Liquidia Corporation, any of its Subsidiaries or a successor to Liquidia Corporation or a Subsidiary; (ii) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to Liquidia Corporation, any of its Subsidiaries or a successor to Liquidia Corporation or a Subsidiary, in any material respect; or (iii) the Participant’s failure, in any material respect, to (A) perform the Participant’s employment duties, (B) comply with the applicable policies of Liquidia Corporation, or of its Subsidiaries, or a successor to Liquidia Corporation or a Subsidiary, or (C) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause and the Participant shall have 30 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.

“Change in Control” means the first of the following to occur: (i) a Change in Ownership of Liquidia Corporation, (ii) a Change in Effective Control of Liquidia Corporation, or (iii) a Change in the Ownership of Assets of Liquidia Corporation, as described herein and construed in accordance with Code section 409A.
(i)   A “Change in Ownership of Liquidia Corporation” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of Liquidia Corporation that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of Liquidia Corporation. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of Liquidia Corporation, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Liquidia Corporation or to cause a Change in Effective Control of Liquidia Corporation (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Liquidia Corporation acquires its stock in exchange for property will be treated as an acquisition of stock.
(ii)   A “Change in Effective Control of Liquidia Corporation” shall occur on the date either (A) a majority of members of Liquidia Corporation’ Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Liquidia Corporation’ Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of Liquidia Corporation possessing 50% or more of the total voting power of the stock of Liquidia Corporation.
(iii)   A “Change in the Ownership of Assets of Liquidia Corporation” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from Liquidia Corporation that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Liquidia Corporation immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of Liquidia Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
The following rules of construction apply in interpreting the definition of Change in Control:
(A)   A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by Liquidia Corporation and by entities controlled by Liquidia Corporation or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of Liquidia Corporation pursuant to a registered public offering.
(B)   Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
(C)   A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of Liquidia Corporation.
(D)   For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.
“Common Stock” means shares of common stock of Liquidia Corporation, par value $0.001 per share, and any capital securities into which they are converted.
“Company” means Liquidia Corporation and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Corporation.
“Compensation Committee” means the Compensation Committee of the Board.
“Director Limits” shall have the meaning ascribed to it in Section 5(e) of the Plan.
“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.
“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, Liquidia Corporation or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Liquidia Corporation’ securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from Liquidia Corporation or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.
“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:
(i)   if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, unless otherwise determined by the Administrator, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(ii)   if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or
(iii)   if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.

Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
“Full Value Award” means an Award that results in Liquidia Corporation transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which Liquidia Corporation transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.
“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.
“Liquidia Corporation” means Liquidia Corporation, a Delaware corporation.
“Non-Employee Director” means a member of the Board who is not an employee of Liquidia Corporation or any of its Affiliates.
“Nonqualified Option” means any stock option that is not an Incentive Stock Option.
“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.
“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.
“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.
“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.
“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
(i)   Earnings or Profitability Metrics:   any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;
(ii)   Return Metrics:   any derivative of return on investment, assets, equity or capital (total or invested);
(iii)   Investment Metrics:   relative risk-adjusted investment performance; investment performance of assets under management;

(iv)   Cash Flow Metrics:   any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
(v)   Liquidity Metrics:   any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); and/or
(vi)   Stock Price and Equity Metrics:   any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes).
“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.
“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.
“Plan” means this Liquidia Corporation 2020 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).
“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period.
“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with Liquidia Corporation if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code , a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.
“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.
“Termination of Service” means the termination of the Participant’s employment, or performance of services for, Liquidia Corporation and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Liquidia Corporation and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Liquidia Corporation and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with Liquidia Corporation and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Liquidia Corporation or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Liquidia Corporation or any Subsidiary.
“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Unit” means a bookkeeping entry used by Liquidia Corporation to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.
(end of document)

LIQUIDIA CORPORATION
RESTRICTED STOCK UNITS NOTICE
UNDER THE
LIQUIDIA CORPORATION
2020 LONG-TERM INCENTIVE PLAN
Name of Grantee:
This Notice evidences the award of restricted stock units (each, an “RSU,” and collectively, the “RSUs”) of LIQUIDIA Corporation, a Delaware corporation (the “Company”), that have been granted to you pursuant to the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”) and conditioned upon your agreement to the terms of the attached Restricted Stock Units Agreement (the “Agreement”). This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. Each RSU is equivalent in value to one share of the Company’s Common Stock and represents the Company’s commitment to issue one share of the Company’s Common Stock at a future date, subject to the terms of the Agreement and the Plan. The RSUs are credited to a separate account maintained for you on the books and records of the Company (the “Account”). All amounts credited to the Account will continue for all purposes to be part of the general assets of the Company.
Grant Date:
Number of RSUs:
Vesting Schedule:   All of the RSUs are nonvested and forfeitable as of the Grant Date. So long as your Service (as defined in the Agreement) is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur:
Liquidia Corporation	Date

I acknowledge that I have carefully read the Agreement and the prospectus for the Plan. I agree to be bound by all of the provisions set forth in those documents. I also consent to electronic delivery of all notices or other information with respect to the RSUs or the Company.
Signature of Grantee	Date

LIQUIDIA CORPORATION
RESTRICTED STOCK UNITS AGREEMENT
UNDER THE
LIQUIDIA CORPORATION
2020 LONG-TERM INCENTIVE PLAN
1.   Terminology.   Unless otherwise provided in this Agreement, capitalized terms used herein are defined in the Glossary at the end of this Agreement.
2.   Vesting.   All of the RSUs are nonvested and forfeitable as of the Grant Date. So long as your Service is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur, the RSUs will become vested and nonforfeitable in accordance with the vesting schedule set forth in the Notice. Except for the circumstances, if any, described in the Notice, none of the RSUs will become vested and nonforfeitable after your Service ceases.
3.   Termination of Employment or Service.   Unless otherwise provided in the Notice, if your Service with the Company ceases for any reason, all RSUs that are not then vested and nonforfeitable will be forfeited to the Company immediately and automatically upon such cessation without payment of any consideration therefor and you will have no further right, title or interest in or to such RSUs or the underlying shares of Common Stock.
4.   Restrictions on Transfer.   Neither this Agreement nor any of the RSUs may be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and the RSUs shall not be subject to execution, attachment or similar process. All rights with respect to this Agreement and the RSUs shall be exercisable during your lifetime only by you or your guardian or legal representative. Notwithstanding the foregoing, the RSUs may be transferred upon your death by last will and testament or under the laws of descent and distribution.
5.   Settlement of RSUs.
(a)   Manner of Settlement.   You are not required to make any monetary payment (other than applicable tax withholding, if required) as a condition to settlement of the RSUs. The Company will issue to you, in settlement of your RSUs and subject to the provisions of Section 6 below, the number of whole shares of Common Stock that equals the number of whole RSUs that become vested, and such vested RSUs will terminate and cease to be outstanding upon such issuance of the shares. Upon issuance of such shares, the Company will determine the form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) and may deliver such shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason.
(b)   Timing of Settlement.   Your RSUs will be settled by the Company, via the issuance of Common Stock as described herein, on the date that the RSUs become vested and nonforfeitable. However, if a scheduled issuance date falls on a Saturday, Sunday or federal holiday, such issuance date shall instead fall on the next following day that the principal executive offices of the Company are open for business. In all cases, the issuance and delivery of shares under this Agreement is intended to comply with Treasury Regulation 1.409A-1(b)(4) and shall be construed and administered in such a manner.
6.   Tax Withholding.   On or before the time you receive a distribution of the shares subject to your RSUs, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your RSUs (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your RSUs by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered under the Agreement to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the RSUs with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 5) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income. Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock. In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
7.   Adjustments for Corporate Transactions and Other Events.
(a)   Stock Dividend, Stock Split and Reverse Stock Split.   Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of outstanding RSUs shall, without further action of the Administrator, be adjusted to reflect such event; provided, however, that any fractional RSUs resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.
(b)   Merger, Consolidation and Other Events.   If the Company shall be the surviving or resulting corporation in any merger or consolidation and the Common Stock shall be converted into other securities, the RSUs shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the RSUs would have been entitled. If the stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of Common Stock subject to the RSUs would have been entitled, in the same manner and to the same extent as the RSUs.
8.   Non-Guarantee of Employment or Service Relationship.   Nothing in the Plan or this Agreement shall alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between the Company and you, or as a contractual right of you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any nonvested and forfeitable RSUs or any other adverse effect on your interests under the Plan.
9.   Rights as Stockholder.   You shall not have any of the rights of a stockholder with respect to any shares of Common Stock that may be issued in settlement of the RSUs until such shares of Common Stock have been issued to you.
10.   The Company’s Rights.   The existence of the RSUs shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
11.   Restrictions on Issuance of Shares.   The issuance of shares of Common Stock upon settlement of the RSUs shall be subject to and in compliance with all applicable requirements of federal, state, or foreign law with respect to such securities. No shares of Common Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the RSUs shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the RSUs, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
12.   Notices.   All notices and other communications made or given pursuant to this Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company, or in the case of notices delivered to the Company by you, addressed to the Administrator, care of the Company for the attention of its Secretary at its principal executive office or, in either case, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this award of RSUs by electronic means or to request your consent to participate in the Plan or accept this award of RSUs by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
13.   Entire Agreement.   This Agreement, together with the relevant Notice and the Plan, contain the entire agreement between the parties with respect to the RSUs granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the RSUs granted hereunder shall be void and ineffective for all purposes.
14.   Amendment.   This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the RSUs as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by each of the parties hereto.
15.   409A Savings Clause.   This Agreement and the RSUs granted hereunder are intended to fit within the “short-term deferral” exemption from Section 409A of the Code as set forth in Treasury Regulation Section 1.409A-1(b) (4). In administering this Agreement, the Company shall interpret this Agreement in a manner consistent with such exemption. Notwithstanding the foregoing, if it is determined that the RSUs fail to satisfy the requirements of the short-term deferral rule and are otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of additional taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Section 409A of the Code and Treasury Regulation Section 1.409A-2(b)(2).
16.   No Obligation to Minimize Taxes.   The Company has no duty or obligation to minimize the tax consequences to you of this award of RSUs and shall not be liable to you for any adverse tax consequences to you arising in connection with this award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this award and by signing the Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

17.   Conformity with Plan.   This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.
18.   No Funding.   This Agreement constitutes an unfunded and unsecured promise by the Company to issue shares of Common Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the grant of RSUs.
19.   Effect on Other Employee Benefit Plans.   The value of the RSUs subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
20.   Governing Law.   The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Delaware, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Delaware or any state court in the district which includes Delaware. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.
21.   Resolution of Disputes.   Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision.
22.   Headings.   The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
23.   Electronic Delivery of Documents.   By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the RSUs, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.
24.   No Future Entitlement.   By your signing the Notice, you acknowledge and agree that: (i) the grant of a restricted stock unit award is a one-time benefit which does not create any contractual or other right to receive future grants of restricted stock units, or compensation in lieu of restricted stock units, even if restricted stock units have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants and the terms thereof will be at the sole discretion of the Committee; (iii) the value of the restricted stock units is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the restricted stock units is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the restricted stock units ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) the Company does not guarantee any future value of the restricted stock units; and (vii) no claim or entitlement to compensation or damages arises if the restricted stock units decrease or do not increase in value and you irrevocably release the Company from any such claim that does arise.
25.   Personal Data.   For purposes of the implementation, administration and management of the restricted stock units or the effectuation of any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or other similar corporate transaction involving the Company (a “Corporate Transaction”), you consent, by execution of the Notice, to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to a potential Corporate Transaction. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the restricted stock units or the effectuation of a Corporate Transaction and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the restricted stock units or effect a Corporate Transaction. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a restricted stock unit award.
(Glossary begins on next page)

GLOSSARY
(a)   “Administrator” means the Board of Directors of Liquida Corporation or such committee or committees appointed by the Board to administer the Plan.
(b)   “Affiliate” shall have the meaning set forth in the Plan.
(c)   “Agreement” means this document, as amended from time to time, together with the Plan which is incorporated herein by reference.
(d)   “Change in Control” shall have the meaning set forth in the Plan.
(e)   “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations and other guidance promulgated thereunder.
(f)   “Common Stock” means the common stock, US$0.001 par value per share, of Liquidia Corporation.
(g)   “Company” means Liquidia Corporation and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Technologies, Inc.
(h)   “Fair Market Value” has the meaning set forth in the Plan.
(i)   “Grant Date” means the effective date of a grant of RSUs made to you as set forth in the relevant Notice.
(j)   “Notice” means the statement, letter or other written notification provided to you by the Company setting forth the terms of a grant of RSUs made to you.
(k)   “Plan” means the Liquidia Corporation 2020 Long-Term Incentive Plan, as amended from time to time.
(l)   “RSU” means the Company’s commitment to issue one share of Common Stock at a future date, subject to the terms of the Agreement and the Plan.
(m)   “Service” means your employment, service as a non-executive director, or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger, or other corporate transaction, the trade, business, or entity with which you are employed or otherwise have a service relationship is not Liquida Corporation or its successor or an Affiliate of Liquidia Corporation or its successor.
(n)   “You” or “Your” means the recipient of the RSUs as reflected on the applicable Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative, or beneficiary to whom the RSUs may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
(End of Agreement)

Grant No.:
LIQUIDIA CORPORATION
INCENTIVE STOCK OPTION NOTICE
This Notice evidences the award of stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of Liquidia Corporation, a Delaware corporation (the “Company”), under the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.
You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Options may be rendered null and void in the Company’s discretion.
Grant Date:   [GRANT DATE]
Number of Options:   [NUMBER] Options, each permitting the purchase of one Share
Exercise Price:   [PRICE] per share
Expiration Date:   The Options expire at 5:00 P.M. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule:   Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the schedule below:
LIQUIDIA CORPORATION
By:

Date:

I acknowledge that I have carefully read the attached Agreement and the prospectus for the Plan and agree to be bound by all of the provisions set forth in these documents.
Enclosures: Incentive Stock Option Agreement Prospectus for the 2020 Long-Term Incentive Plan Exercise Form	OPTIONEE
Date:

Grant No.:
INCENTIVE STOCK OPTION AGREEMENT
UNDER THE
LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN
1.   Terminology.   Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement.
2.   Exercise of Options.
(a)   Exercisability.   The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)   Right to Exercise.   You may exercise the Options, to the extent exercisable, at any time on or before 5:00 P.M. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Options are then exercisable). No fractional Shares will be issued under the Options.
(c)   Exercise Procedure.   In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:
(i)   notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options; and
(ii)   full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the broker that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Options.

(d)   Method of Payment.   You may pay the Exercise Price by:
(i)   delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;
(ii)   a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;
(iii)   subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;
(iv)   subject to such limits as the Administrator may impose from time to time, net share settlement with respect to any portions of the Options that do not qualify as incentive stock options within the meaning of Code section 422;
(v)   any other method approved by the Administrator; or
(vi)   any combination of the foregoing.
(e)   Issuance of Shares upon Exercise.   The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate exercise price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares.
3.   Termination of Service.
(a)   Termination of Unexercisable Options.   If your Service with the Company ceases for any reason, the Options that are then unexercisable will terminate immediately upon such cessation.
(b)   Exercise Period Following Termination of Service.   If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable will terminate upon the earliest of:
(i)   the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)   the expiration of 12 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;
(iii)   the expiration of 12 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)   the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)   Misconduct.   The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)   Changes in Status.   If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.   Nontransferability of Options.   These Options are nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
5.   Qualified Nature of the Options.
(a)   General Status.   The Options are intended to qualify as incentive stock options within the meaning of Code section 422 (“Incentive Stock Options”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Options. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Options as Incentive Stock Options. You should consult with your personal tax advisors in this regard.
(b)   Code Section 422(d) Limitation.   Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.
(c)   Significant Stockholders.   Notwithstanding anything in this Agreement or the Stock Option Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated on the Stock Option Notice or (b) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth anniversary of the Grant Date.
(d)   Disqualifying Dispositions.   If you make a disposition (as that term is defined in Code section 424(c)) of any Shares acquired pursuant to the Options within two years of the Grant Date or within one year after the Shares are transferred to you, you must notify the Company of such disposition in writing within 30 days of the disposition. The Administrator may, in its discretion, take reasonable steps to ensure notification of such dispositions, including but not limited to requiring that Shares acquired under the Options be held in an account with a Company-designated broker-dealer until they are sold.
6.   Withholding of Taxes.
(a)   At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
(b)   The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.
7.   Adjustments.   The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control (as defined in the Plan) of the Company, the outstanding Options will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, you will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Options that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control.
8.   Non-Guarantee of Employment or Service Relationship.   Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.
9.   No Rights as a Stockholder.   You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
10.   The Company’s Rights.   The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
11.   Entire Agreement.   This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.

12.   Amendment.   This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
13.   Conformity with Plan.   This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.
14.   Section 409A.   This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Options shall be administered, interpreted and construed in a manner consistent with this intent. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee or warranty by the Company of any particular tax effect to you.
15.   Electronic Delivery of Documents.   By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.
16.   No Future Entitlement.   By execution of the Notice, you acknowledge and agree that: (i) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (iii) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.
17.   Personal Data.   For the purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.
18.   Governing Law.   The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Delaware, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Delaware or any state court in the district which includes Delaware. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.
19.   Resolution of Disputes.   Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision.
20.   Headings.   The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
(Glossary begins on next page)

GLOSSARY
(a)   “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan.
(b)   “Affiliate” shall have the meaning set forth in the Plan.
(c)   “Cause” shall have the meaning set forth in the Plan.
(d)   “Change in Control” shall have the meaning set forth in the Plan.
(e)   “Code” means the Internal Revenue Code of 1986, as amended.
(f)   “Company” includes Liquidia Corporation and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Corporation.
(g)   “Fair Market Value” shall have the meaning set forth in the Plan.
(h)   “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.
(i)   “Shares” mean the shares of Common Stock underlying the Options.
(j)   “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(k)   “Total and Permanent Disability” shall have the meaning set forth in the Plan.
(l)   “You” or “your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM
Administrator of 2020 Long-Term Incentive Plan
c/o Office of the Corporate Secretary
Liquidia Corporation
P.O. Box 110085
Research Triangle Park
North Carolina, 27709
Gentlemen:
I hereby exercise the Options granted to me on                 ,                 , by Liquidia Corporation (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”), and notify you of my desire to purchase                 shares of Common Stock of the Company at a price of $      per share pursuant to the exercise of said Options.
Total Amount Enclosed: $
Date:
(Optionee)
Received by LIQUIDIA CORPORATION on,

By:

Grant No.:
LIQUIDIA CORPORATION
NONSTATUTORY STOCK OPTION NOTICE
This Notice evidences the award of nonstatutory stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Nonstatutory Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of Liquidia Corporation, a Delaware corporation (the “Company”), under the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Options may be rendered null and void in the Company’s discretion.
Grant Date:   [GRANT DATE]
Number of Options:   [NUMBER] Options, each permitting the purchase of one Share
Exercise Price:   [PRICE] per share
Expiration Date:   The Options expire at 5:00 P.M. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule:   Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the schedule below:
LIQUIDIA CORPORATION
By:

Date:

I acknowledge that I have carefully read the attached Agreement and the prospectus for the Plan and agree to be bound by all of the provisions set forth in these documents.
Enclosures:       Nonstatutory Stock Option Agreement Prospectus for the       OPTIONEE
2020 Long-Term
Incentive Plan
Exercise Form

Date:

Grant No.:
NONSTATUTORY STOCK OPTION AGREEMENT
UNDER THE
LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN
1.   Terminology.   Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement.
2.   Exercise of Options.
(a)   Exercisability.   The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)   Right to Exercise.   You may exercise the Options, to the extent exercisable, at any time on or before 5:00 P.M. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Options are then exercisable). No fractional Shares will be issued under the Options.
(i)   Exercise Procedure.   In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;
(ii)   full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and
(iii)   full payment of applicable withholding taxes pursuant to Section 7 of this Agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the broker that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Options.

(c)   Method of Payment.   You may pay the Exercise Price by:
(i)   delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;
(ii)   a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;
(iii)   subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;
(iv)   subject to such limits as the Administrator may impose from time to time, net share settlement;
(v)   any other method approved by the Administrator; or
(vi)   any combination of the foregoing.
(d)   Issuance of Shares upon Exercise.   The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate exercise price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares.
3.   Termination of Service.
(a)   Termination of Unexercisable Options.   If your Service with the Company ceases for any reason, the Options that are then unexercisable will terminate immediately upon such cessation.
(b)   Exercise Period Following Termination of Service.   If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable will terminate upon the earliest of:
(i)   the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)   the expiration of 12 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;
(iii)   the expiration of 12 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)   the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)   Misconduct.   The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)   Change in Status.   In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.   Nontransferability of Options.   These Options and, before exercise, the underlying Shares are nontransferable otherwise than by will or the laws of descent and distribution and, during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options and, before exercise, the underlying Shares may not be assigned, transferred, pledged, hypothecated, subjected to any “put equivalent position,” “call equivalent position” (as each preceding term is defined by Rule 16(a)-1 under the Securities Exchange Act of 1934), or short position, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
5.   Nonqualified Nature of the Options.   The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. You hereby acknowledge that, upon exercise of the Options, you will recognize compensation income in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price and must comply with the provisions of Section 7 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.
6.   Withholding of Taxes.
(a)   At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
(b)   The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.
7.   Adjustments.   The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control of the Company, the outstanding Options will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, you will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Options that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control.
8.   Non-Guarantee of Employment or Service Relationship.   Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.
9.   No Rights as a Stockholder.   You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
10.   The Company’s Rights.   The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
11.   Entire Agreement.   This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.
12.   Amendment.   This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
13.   Conformity with Plan.   This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.
14.   Section 409A.   This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Options shall be administered, interpreted and construed in a manner consistent with this intent. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee or warranty by the Company of any particular tax effect to you.
15.   Electronic Delivery of Documents.   By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.
16.   No Future Entitlement.   By execution of the Notice, you acknowledge and agree that: (i) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (iii) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.

17.   Personal Data.   For the purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.
18.   Governing Law.   The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Delaware, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Delaware or any state court in the district which includes Delaware. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.
19.   Resolution of Disputes.   Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision.
20.   Headings.   The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
(Glossary begins on next page)

GLOSSARY
(a)   “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan.
(b)   “Affiliate” shall have the meaning set forth in the Plan.
(c)   “Cause” shall have the meaning set forth in the Plan
(d)   “Change in Control” shall have the meaning set forth in the Plan.
(e)   “Code” means the Internal Revenue Code of 1986, as amended.
(f)   “Company” includes Liquidia Corporation and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Corporation
(g)   “Fair Market Value” shall have the meaning set forth in the Plan.
(h)   “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.
(i)   “Shares” mean the shares of Common Stock underlying the Options.
(j)   “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(k)   “Total and Permanent Disability” shall have the meaning set forth in the Plan.
(l)   “You” or “your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM
Administrator of 2020 Long-Term Incentive Plan
c/o Office of the Corporate Secretary
Liquidia Corporation
P.O. Box 110085
Research Triangle Park
North Carolina, 27709
Gentlemen:
I hereby exercise the Options granted to me on                 ,           , by Liquidia Corporation (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”), and notify you of my desire to purchase                 shares of Common Stock of the Company at a price of $      per share pursuant to the exercise of said Options.
Total Amount Enclosed: $
Date:
(Optionee)
Received by LIQUIDIA CORPORATION on,

By:

Annex D
LIQUIDIA CORPORATION
2020 EMPLOYEE STOCK PURCHASE PLAN

D-i

D-ii

LIQUIDIA CORPORATION
2020 Employee Stock Purchase Plan
1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
1.1   Establishment.   The Liquidia Corporation 2020 Employee Stock Purchase Plan (the “Plan”) is hereby established effective as of            , 2020, the date of its approval by the stockholders of the Company (the “Effective Date”).
1.2   Purpose.   The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.
1.3   Term of Plan.   The Plan shall continue in effect until its termination by the Committee.
2. DEFINITIONS AND CONSTRUCTION.
2.1   Definitions.   Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a) “Board” means the Board of Directors of the Company.
(b) “Change in Control” means the occurrence of any one or a combination of the following:
(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(p)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.
(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
(d) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(e) “Company” means Liquidia Corporation, a Delaware corporation, or any successor corporation thereto.
(f) “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime payments, shift premiums and payments for paid time off, calculated before deduction of (i) any income or employment tax withholdings or (ii) any amounts deferred pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to such amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include (i) sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by a Participating Company on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), (iii) payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or (iv) any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option or other stock-based compensation plan, or any other compensation not expressly included by this Section.
(g) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.
(h) “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.
(i) “Fair Market Value” means, as of any date:
(i) If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.
(j) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(k) “Non-United States Offering” means a separate Offering covering Eligible Employees of one or more Participating Companies whose Eligible Employees are subject to a prohibition under applicable law on payroll deductions, as described in Section 11.1(b).
(l) “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.
(m) “Offering Date” means, for any Offering Period, the first day of such Offering Period.
(n) “Offering Period” means a period, established by the Committee in accordance with Section 6, during which an Offering is outstanding.
(o) “Officer” means any person designated by the Board as an officer of the Company.
(p) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(q) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(r) “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.
(s) “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Plan.
(t) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.
(u) “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period.
(v) “Purchase Period” means a period, established by the Committee in accordance with Section 6, included within an Offering Period and on the final date of which outstanding Purchase Rights are exercised.
(w) “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.
(x) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.
(y) “Securities Act” means the Securities Act of 1933, as amended.
(z) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.
(aa) “Subscription Agreement” means a written or electronic agreement, in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).
(bb) “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.
(cc) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
2.2   Construction.   Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3. ADMINISTRATION.
3.1   Administration by the Committee.   The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2   Power to Adopt Sub-Plans or Varying Terms with Respect to Non-U.S. Employees.   The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall not be within the scope of an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant Purchase Rights in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.
3.3   Power to Establish Separate Offerings with Varying Terms.   The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section.
3.4   Policies and Procedures Established by the Company.   Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.3 and the regulations under Section 423 of the Code.
3.5   Indemnification.   In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4. SHARES SUBJECT TO PLAN.
4.1   Maximum Number of Shares Issuable.   Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 300,000 and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.
4.2   Annual Increase in Maximum Number of Shares Issuable.   Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2021 and on each subsequent January 1, through and including January 1, 2030, by a number of shares (the “Annual Increase”) equal to the smallest of (a) one percent (1.0%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31, (b) 150,000 shares, or (c) an amount determined by the Board.
4.3   Adjustments for Changes in Capital Structure.   Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable,

in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, the Annual Increase, the limit on the shares which may be purchased by any Participant during an Offering (as described in Sections 8.1 and 8.2) and each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.
5. ELIGIBILITY.
5.1   Employees Eligible to Participate.   Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:
(a) Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week;
(b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.
5.2   Exclusion of Certain Stockholders.   Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.
5.3   Determination by Company.   The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
6. OFFERINGS.
The Plan shall be implemented by sequential Offerings of approximately six (6) months’ duration or such other duration as the Committee shall determine. Offering Periods shall commence on or about the first (1st) days of March and September of each year and end on or about the last business day of the next August and February, respectively, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the Committee shall so determine in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of an Offering Period or a Purchase Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, such trading days will be:
•
For the first day of an Offering Period, the immediately following day in which the principal stock exchange or quotation system on which the Stock is then listed is open for trading; and

•
For the last day of an Offering Period, the immediately preceding day in which the principal stock exchange or quotation system on which the Stock is then listed is open for trading.

7. PARTICIPATION IN THE PLAN.
7.1   Initial Participation.   An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.
7.2   Continued Participation.   A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.
8. RIGHT TO PURCHASE SHARES.
8.1   Grant of Purchase Right.   Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date or (b) the Share Limit (determined as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors/limits (subject applicable statutory requirements) in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be determined by multiplying 200 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.
8.2   Calendar Year Purchase Limitation.   Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code and the regulations thereunder.
9. PURCHASE PRICE.
The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Purchase Date.
10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.
Except as provided in Section 11.1(b) with respect to a Non-United States Offering, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:
10.1   Amount of Payroll Deductions.   Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than twenty percent (20%). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.
10.2   Commencement of Payroll Deductions.   Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.
10.3   Election to Decrease or Stop Payroll Deductions.   During an Offering Period, a Participant may elect to decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.1.
10.4   Administrative Suspension of Payroll Deductions.   The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.
10.5   Participant Accounts.   Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b)) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All such amounts received or held by the Company may be used by the Company for any corporate purpose.
10.6   No Interest Paid.   Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account.
11. PURCHASE OF SHARES.
11.1   Exercise of Purchase Right.
(a)   Generally.   Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.
(b)   Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law.   Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited by applicable law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.
11.2   Pro Rata Allocation of Shares.   If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.
11.3   Delivery of Title to Shares.   Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
11.4   Return of Plan Account Balance.   Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.
11.5   Tax Withholding.   At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.
11.6   Expiration of Purchase Right.   Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.
11.7   Provision of Reports and Stockholder Information to Participants.   Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.
12. WITHDRAWAL FROM PLAN.
12.1   Voluntary Withdrawal from the Plan.   A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2   Return of Plan Account Balance.   Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.
13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.
Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.
14. EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS.
In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.
15. NONTRANSFERABILITY OF PURCHASE RIGHTS.
Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.
16. COMPLIANCE WITH SECURITIES LAW.
The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE.
A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.
18. NOTIFICATION OF DISPOSITION OF SHARES.
The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
19. LEGENDS.
The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:
“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”
20. DESIGNATION OF BENEFICIARY.
20.1   Designation Procedure.   Subject to local laws and procedures, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.
20.2   Absence of Beneficiary Designation.   If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the

Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.
21. NOTICES.
All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22. AMENDMENT OR TERMINATION OF THE PLAN.
The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.
IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Liquidia Corporation 2020 Employee Stock Purchase Plan as duly adopted by the Board on June 28, 2020.
/s/ Shawn Glidden

Shawn Glidden, Secretary

LIQUIDIA TECHNOLOGIES

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/LQDA** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LQDA

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Liquidia Technologies, Inc. 2020 Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2, 3, 4 and 5.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 4 7 5 6 4 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03B9BC

The 2020 Special Meeting of Stockholders of Liquidia Technologies, Inc. will be held on Wednesday, October 21, 2020, 4:30 P.M. local time, virtually via the internet at www.meetingcenter.io/287587626.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — LQDA2020

Important notice regarding the Internet availability of proxy materials for the Liquidia Technologies, Inc. 2020 Special Meeting of Stockholders. The material is available at: www.envisionreports.com/LQDA

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LQDA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Liquidia Technologies, Inc.

Notice of 2020 Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting — October 21, 2020

Neal F. Fowler and Steven Bariahtaris, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Liquidia Technologies, Inc. to be held on October 21, 2020 at 4:30 P.M. local time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2, 3, 4 and 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.